As filed with the Securities and Exchange Commission on May 7, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-05518

Investment Company Act file number

The RBB FUND, INC.
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Salvatore Faia, President

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5366

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: February 28, 2021

Item 1. Reports to Stockholders.

(a)

Abbey Capital Futures Strategy Fund

of

THE RBB FUND, INC.

Semi-Annual Report

February 28, 2021
(Unaudited)

Abbey Capital Futures Strategy Fund

Semi-Annual Investment Adviser’s Report

February 28, 2021 (Unaudited)

Dear Shareholder,

The Abbey Capital Futures Strategy Fund (the “Fund”) Class I returned +6.94% net of fees for the 6-month fiscal period ended February 28, 2021. Positive performance was driven by trading in base metals, agricultural commodities, equities and energy, with trading in precious metals being the main detractor during the 6-month period. The Fund’s core allocation to diversified trendfollowing (“Trendfollowing”) strategies generated most of the positive performance, while the performance of the Fund’s non-Trendfollowing allocation was also positive in aggregate during the period. The Fund may invest up to 25% of its total assets in Abbey Capital Master Offshore Fund Limited (“ACMOF”), a wholly-owned subsidiary of the Fund that invests substantially all of its assets in Abbey Capital Offshore Fund SPC (“ACOF”), which is a wholly-owned and controlled segregated portfolio company that invests in managed futures and foreign exchange. The Fund may also invest a portion of its assets into Abbey Capital Onshore Series LLC (“ACOS”), a wholly-owned subsidiary of the Fund which is a multi-adviser fund that invests in managed futures and foreign exchange contracts.

Average Total Returns for the Periods Ended February 28, 2021

	2021 YTD	1 Year	SEP. 1, 2020 TO FEB. 28, 2021	5 Years Annualized	ANNUALIZED SINCE INCEPTION ON JULY 1, 2014
Class I Shares	3.54%	10.83%	6.94%	1.03%	4.67%
Class A Shares*	3.49%	10.52%	6.70%	0.76%	4.40%
Class A Shares (max load)*	-2.47%	4.21%	0.55%	-0.43%	3.47%
Class C Shares**	3.40%	9.74%	6.44%	0.02%	3.64%
BofA Merrill Lynch 3-Month T-Bill Index***	0.02%	0.40%	0.06%	1.20%	0.91%
S&P 500® Total Return Index***	1.72%	31.29%	9.74%	16.82%	12.72%
Barclay CTA Index***	1.47%	7.50%	4.14%	1.05%	2.00%

Barclay CTA numbers are based on the estimates available on the BarclayHedge website as of March 11, 2021

Source: Abbey Capital and Bloomberg

Performance quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

Please note the above is shown for illustrative purposes only

*

Class A Shares performance prior to its inception on August 29, 2014 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio. There is a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75% in Class A Shares.

**	Class C Shares performance prior to its inception on October 6, 2015 is the performance of Class I Shares, adjusted for the Class C Shares expense ratio.

***

The Barclay CTA Index is derived from data that is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the Bank of America Merrill Lynch 3-Month T-Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable, and the table above is shown for illustrative purposes only.

Abbey Capital Limited (the “Adviser”) has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79%, 2.04% and 2.79% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, and Class C Shares, respectively. This contractual limitation is in effect until December 31, 2021, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. In addition,

1

Abbey Capital Futures Strategy Fund

Semi-Annual Investment Adviser’s Report (Continued)

February 28, 2021 (Unaudited)

the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Without the expense limitation agreement, the expense ratios are 1.90%, 2.15% and 2.90% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, and Class C Shares, respectively, as stated in the Fund’s current prospectus dated December 31, 2020 (and which may differ from the actual expense ratios for the period covered by this report). The quoted performance would have been lower without the expense limitation.

Please refer to the prospectus for further information on expenses and fees.

Performance Analysis

The 6-month period ended February 28, 2021 was a positive period for Fund performance. Trendfollowing sub-advisers recorded the largest gains, while the non-Trendfollowing trading styles were also positive in aggregate.

Performance was negative during September and October 2020 as market sentiment shifted, with investors turning more cautious due to rising COVID-19 cases in the US and Europe, concerns about valuations in the technology sector and uncertainty ahead of the upcoming US election. This bearish shift in risk sentiment was difficult for the Fund’s Trendfollowing sub-advisers, as trends in many sectors reversed, while the Fund’s non-Trendfollowing sub-advisers were positive during this period.

Fund performance turned more positive from November 2020 through February 2021. Progress towards a COVID-19 vaccine, Biden’s victory in the US Presidential election and the prospect of a significant fiscal spending deal in the US saw strong trends emerge in many growth sensitive sectors like equities, energy and base metals. The Fund’s Trendfollowing and Value sub-advisers were positive during this period, while its Global Macro sub-advisers were negative.

Optimism about the economic growth outlook for 2021 grew as the COVID-19 vaccine rollout picked up momentum, and a weaker USD and rising inflation expectations in the US and elsewhere saw strong uptrends emerge in many commodity markets during the 6-month period. Talk of a potential “commodity super-cycle” by many market commentators was another factor driving the rally in commodities. The Fund was long in base metals throughout the period, recording gains in copper, aluminium and nickel. Copper was the standout contract, with the Fund’s Trendfollowing and Value sub-advisers profiting as prices hit a 9-year high on an improved global growth outlook, low inventories and solid Chinese demand.

Crude oil declined in September and October 2020 on COVID-19 related demand concerns, before prices rallied strongly in November and December 2020 as the global growth outlook turned more positive. Price uptrends continued in 2021, with Organization of the Petroleum Exporting Countries (OPEC) supply cuts and weather-related disruptions to US production boosting prices. The Fund profited from short positions in crude oil and distillates in September 2020. Further gains occurred once positioning turned long in November 2020 and price uptrends emerged.

Equities was another positive sector for Fund performance during the period. Global equities had declined in September and October 2020, before rallying in November 2020 as various pharmaceutical companies announced positive results from vaccine trials. The MSCI World Index recorded its strongest monthly return in 45 years in November 2020, and uptrends in equities continued in subsequent months with the prospect of a US fiscal stimulus deal a key factor behind this rally. Trendfollowing sub-advisers held long equity positions throughout the period and thus saw positive performance, with longs in Japanese indices seeing the largest gains as the Nikkei 225 outperformed other global indices and reached a 30-year high. Global Macro sub-advisers were close to flat in the equities sector, while Value sub-advisers were negative due to losses from short positions in Japanese stocks.

The Fund’s Trendfollowing sub-advisers profited from strong trends in agricultural commodities, most notably in soybeans and corn. Soybean prices rallied to a 6-year high due to strong Chinese demand, South American weather concerns and forecasts of lower supplies. Corn futures were also supported by Chinese demand and supply concerns, with prices hitting a 7-year high during the period. Cotton was another positive contract, with Trendfollowing and Value sub-advisers both profiting from long exposures.

2

Abbey Capital Futures Strategy Fund

Semi-Annual Investment Adviser’s Report (Concluded)

February 28, 2021 (Unaudited)

Performance in currencies was mixed, with the Fund’s modest gains in emerging market currencies largely offset by losses in major currencies. Gains from the short USD positions held by Trendfollowing and Value sub-advisers were largely offset by losses from Global Macro sub-advisers, who saw losses from short AUD/USD exposures as the AUD rose alongside commodity prices.

Gold prices declined during the period, despite a weaker USD and rising inflation expectations, as global bond yields rose and market sentiment turned more bullish. Long precious metal exposures were the largest detractor from Fund performance at the sector level, with longs in gold being the main source of losses. Trendfollowing sub-advisers drove losses in gold, while Value sub-advisers saw further losses within the sector due to shorts in palladium.

The Fund’s performance in fixed income was also negative. As a result of strong uptrends in prices earlier in 2020, Trendfollowing sub-advisers maintained long fixed income positions for much of the period and saw losses as global yields rose despite global central bank guidance remaining dovish. A more optimistic growth outlook for 2021, rising inflation expectations and the prospect of another round of US fiscal stimulus all contributed to a rise in global yields during the period. Global Macro and Value sub-advisers both saw gains from maintaining a short bias in fixed income throughout the period.

Key to Currency Abbreviations
USD	US Dollar
AUD	Australian Dollar

An investment in the Fund is speculative and involves substantial risk. It is possible that an investor may lose some or all of their investment. The Fund may invest up to 25% of its total assets in Abbey Capital Master Offshore Fund Limited (“ACMOF ”), which invests substantially all of its assets in Abbey Capital Offshore Fund SPC (“ACOF”), which is a multi-adviser fund that invests in managed futures and foreign exchange. The Fund may also invest a portion of its assets into Abbey Capital Onshore Series LLC (“ACOS”), which is a multi-adviser fund that invests in managed futures and foreign exchange. All investments in securities involve risk of the loss of capital. An investment in the Fund includes the risks inherent in an investment in securities, as well as specific risks associated with this open-ended investment product. Among the risks associated with investing in this Fund are Commodity Sector Risk, Counter-Party Risk, Credit Risk, Currency Risk, Manager and Management Risks, Subsidiary Risk, Tax Risk, Emerging Markets Risk, Leveraging Risk, Foreign Investment Risk, Fixed Income Securities Risks, Short Sale Risk and Portfolio Turnover Risks. The Fund may invest in or utilize derivative investments, futures contracts, and hedging strategies. One or more Trading Advisers, from time to time, may invest a substantial portion of the assets managed in a specific industry sector. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers. There can be no assurance that the Fund’s strategy (hedging or otherwise) will be successful or that it will employ such strategies with respect to all or any portion of its portfolio. The value of the Fund’s portfolio investments should be expected to fluctuate. Investing in managed futures is not suitable for all investors given its speculative nature and the high level of risk involved. The Fund is appropriate only for investors who can bear the risks associated with the product. This brief statement cannot disclose all of the risks and other factors necessary to evaluate an investment in the Fund. Investors are urged to take appropriate investment advice and to carefully consider their investment objectives, personal situation, and factors such as net worth, income, age, risk tolerance and liquidity needs before investing in the Fund. Before investing, investors should carefully consider the Fund’s investment objectives, risks, tax considerations, sales charges and expenses.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Consolidated Portfolio of Investments in this report for a complete list of Fund holdings.

The Abbey Capital Futures Strategy Fund is distributed by Quasar Distributions, LLC.

3

Abbey Capital Futures Strategy Fund

Performance Data

February 28, 2021 (Unaudited)

Average Annual Total Returns for the Periods Ended February 28, 2021
	Six Months†	One Year	Five Years	Since Inception††
Class A Shares (without sales charge) (Pro forma July 1, 2014 to August 29, 2014)	6.70%	10.52%	0.76%	4.40%*
Class A Shares (with sales charge) (Pro forma July 1, 2014 to August 29, 2014)	0.55%	4.21%	-0.43%	3.47%*
S&P 500® Total Return Index	9.74%	31.29%	16.82%	12.72%**
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index***	0.06%	0.40%	1.20%	0.91%**
Barclay CTA Index***	4.14%	7.50%	1.05%	2.00%**

†	Not annualized.

††	Inception date of Class A Shares of the Fund was August 29, 2014.

*	Class A Shares performance prior to its inception on August 29, 2014 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio.

**	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

***	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The Fund charges a 5.75% maximum sales charge on purchases (as a percentage of offering price) of Class A Shares. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.04% of the Fund’s average daily net assets attributable to Class A Shares. Without the limitation arrangement, the gross expense ratio is 2.15% for Class A Shares as stated in the current prospectus (and which may differ from the actual expense ratio for the period covered by this report). This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

4

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

February 28, 2021 (Unaudited)

Average Annual Total Returns for the Periods Ended February 28, 2021
	Six Months†	One Year	Five Years	Since Inception††
Class I Shares	6.94%	10.83%	1.03%	4.67%
S&P 500® Total Return Index	9.74%	31.29%	16.82%	12.72%*
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index**	0.06%	0.40%	1.20%	0.91%*
Barclay CTA Index**	4.14%	7.50%	1.05%	2.00%*

†	Not annualized.

††	Inception date of Class I Shares of the Fund was July 1, 2014.

*	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

**	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Without the limitation arrangement, the gross expense ratio is 1.90% for Class I Shares, as stated in the current prospectus (and which may differ from the actual expense ratios for the period covered by this report). This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

5

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

February 28, 2021 (Unaudited)

Average Annual Total Returns for the Periods Ended February 28, 2021
	Six Months†	One Year	Five Years	Since Inception††
Class C Shares (Pro forma July 1, 2014 to October 6, 2015)	6.44%	9.74%	0.02%	3.64%*
S&P 500® Total Return Index	9.74%	31.29%	16.82%	12.72%**
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index***	0.06%	0.40%	1.20%	0.91%**
Barclay CTA Index***	4.14%	7.50%	1.05%	2.00%**

†	Not annualized.

††	Inception date of Class C Shares of the Fund was October 6, 2015.

*	Class C Shares performance prior to its inception on October 6, 2015 is the performance of Class I Shares, adjusted for the Class C Shares expense ratio.

**	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

***	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C Shares. Without the limitation arrangement, the gross expense ratio is 2.90% for Class C Shares, as stated in the current prospectus (and which may differ from the actual expense ratios for the period covered by this report). This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

Performance quoted is past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

The Barclay CTA Index is derived from data which is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable. Additionally, these indices are not available for direct investment and the above is shown for illustrative purposes only.

6

Abbey Capital Futures Strategy Fund

Performance Data (Concluded)

February 28, 2021 (Unaudited)

Barclay CTA Index

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. There are currently 510 programs included in the calculation of the Barclay CTA Index for 2020. The Barclay CTA Index is equally weighted and rebalanced at the beginning of each year.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI World Index

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,583 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Nikkei 225 Index

The Nikkei 225 Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies traded on the Tokyo Stock Exchange.

S&P 500® Index

The S&P 500® Index is a market-capitalization-weighted index of 500 U.S. stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on January 1, 1923, though expanded to 500 stocks on March 4, 1957.

The S&P 500® Total Return Index

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date.

A basis point is one hundredth of one percent.

Portfolio composition is subject to change. It is not possible to invest directly in an index.

7

Abbey Capital Futures Strategy Fund

Fund Expense Examples

February 28, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from September 1, 2020 through February 28, 2021, and held for the entire period.

ACTUAL EXPENSES

The first section in the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any). Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six- Month Total Investment Returns for the Fund
Actual
Class A Shares	$ 1,000.00	$ 1,067.00	$ 10.46	2.04%	6.70%
Class I Shares	1,000.00	1,069.40	9.18	1.79	6.94
Class C Shares	1,000.00	1,064.40	14.28	2.79	6.44
Hypothetical (5% return before expenses)
Class A Shares	$ 1,000.00	$ 1,014.68	$ 10.19	2.04%	N/A
Class I Shares	1,000.00	1,015.92	8.95	1.79	N/A
Class C Shares	1,000.00	1,010.96	13.91	2.79	N/A

*

Expenses are equal to the Funds’ Class A Shares, Class I Shares, and Class C Shares annualized six-month expense ratios for the period September 1, 2020 to February 28, 2021, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account values in the first section in the table is based on the actual six-month total investment return for the Fund’s respective share classes.

8

Abbey Capital Futures Strategy Fund

Consolidated Portfolio Holdings Summary Table

February 28, 2021 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	83.5%	$855,137,143
Money Market Deposit Account	3.1	31,797,559
PURCHASED OPTIONS	0.1	1,063,153
OTHER ASSETS IN EXCESS OF LIABILITIES
(including futures, forward foreign currency contracts and written options)	13.3	135,898,244
NET ASSETS	100.0%	$1,023,896,099

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed
Income” strategy.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.

9

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments

February 28, 2021 (Unaudited)

	Coupon*	Maturity Date	Par (000’s)	Value
SHORT-TERM INVESTMENTS — 86.6%
U.S. TREASURY OBLIGATIONS — 83.5%
U.S. Treasury Bills	0.102%	03/04/21	$32,955	$32,954,949
U.S. Treasury Bills	0.102%	03/11/21	18,211	18,210,861
U.S. Treasury Bills	0.078%	03/18/21	37,901	37,900,687
U.S. Treasury Bills	0.085%	03/25/21	9,887	9,886,819
U.S. Treasury Bills	0.076%	04/01/21	47,859	47,857,660
U.S. Treasury Bills	0.100%	04/08/21	10,701	10,700,675
U.S. Treasury Bills	0.097%	04/15/21	12,396	12,395,535
U.S. Treasury Bills	0.096%	04/22/21	32,082	32,080,957
U.S. Treasury Bills	0.090%	04/29/21	44,342	44,339,821
U.S. Treasury Bills	0.080%	05/06/21	50,468	50,465,225
U.S. Treasury Bills	0.084%	05/13/21	45,002	44,998,577
U.S. Treasury Bills	0.066%	05/20/21	26,124	26,121,823
U.S. Treasury Bills	0.071%	05/27/21	25,760	25,758,133
U.S. Treasury Bills	0.072%	06/03/21	16,363	16,361,089
U.S. Treasury Bills	0.066%	06/10/21	8,356	8,355,181
U.S. Treasury Bills	0.077%	06/17/21	22712	22,709,103
U.S. Treasury Bills	0.080%	06/24/21	19,964	19,961,450
U.S. Treasury Bills	0.062%	07/01/21	34,076	34,071,093
U.S. Treasury Bills	0.071%	07/08/21	69,020	69,010,108
U.S. Treasury Bills	0.076%	07/15/21	25,742	25,738,110
U.S. Treasury Bills	0.065%	07/22/21	2,572	2,571,565
U.S. Treasury Bills	0.050%	07/29/21	16,385	16,381,929
U.S. Treasury Bills	0.037%	08/05/21	43,377	43,368,015
U.S. Treasury Bills	0.044%	08/12/21	74,926	74,909,786
U.S. Treasury Bills	0.031%	08/19/21	34,507	34,498,805
U.S. Treasury Bills	0.041%	08/26/21	93,550	93,529,187
TOTAL U.S. TREASURY OBLIGATIONS ($855,099,893)				855,137,143

			Number of Shares (000’s)
MONEY MARKET DEPOSIT ACCOUNT — 3.1%
U.S. Bank Money Market Deposit Account, 0.01% (United States)(a)			31,798	31,797,559
TOTAL MONEY MARKET DEPOSIT ACCOUNT ($31,797,559)				31,797,559

TOTAL SHORT-TERM INVESTMENTS
(Cost $886,897,452)				886,934,702
TOTAL PURCHASED OPTIONS — 0.1%**
(Cost $752,625)				1,063,153
TOTAL INVESTMENTS — 86.7%
(Cost $887,650,077)				887,997,855

OTHER ASSETS IN EXCESS OF LIABILITIES — 13.3%				135,898,244
NET ASSETS — 100.0%				$1,023,896,099

*	Short-term investments’ coupon reflect the annualized effective yield on the date of purchase for discounted investments.
**	See page 28 for detailed information regarding the Purchased Options.
(a)	The rate shown is as of February 28, 2021.

The accompanying notes are an integral part of the consolidated financial statements.

10

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Futures contracts outstanding as of February 28, 2021 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3-Month Euro Euribor	Sep-21	452	$137,028,571	$(52,545)
3-Month Euro Euribor	Dec-21	239	72,455,373	(42,451)
3-Month Euro Euribor	Mar-22	34	5,152,960	(4,178)
3-Month Euro Euribor	Jun-22	813	246,420,485	(206,682)
3-Month Euro Euribor	Sep-22	19	5,758,618	(4,811)
3-Month Euro Euribor	Dec-22	24	7,272,234	(7,058)
3-Month Euro Euribor	Mar-23	24	7,270,062	(8,114)
3-Month Euro Euribor	Jun-23	24	5,753,460	(7,646)
3-Month Euro Euribor	Sep-23	13	3,935,205	(5,776)
3-Month Euro Euribor	Dec-23	11	3,328,628	(5,369)
3-Month Euro Euribor	Mar-24	12	3,629,963	(5,113)
90-DAY Bank Bill	Jun-21	30	23,079,509	(2,618)
90-DAY Bank Bill	Sep-21	228	175,386,976	(29,814)
90-DAY Bank Bill	Dec-21	37	28,459,115	(5,423)
90-DAY Bank Bill	Mar-22	24	18,458,602	(4,096)
90-DAY Bank Bill	Jun-22	10	7,690,326	(1,706)
90-DAY Bank Bill	Sep-22	6	4,613,400	(1,516)
90-DAY Eurodollar Futures	Jun-21	22	5,490,650	1,700
90-DAY Eurodollar Futures	Sep-21	291	72,611,775	(11,625)
90-DAY Eurodollar Futures	Dec-21	587	146,412,475	(23,363)
90-DAY Eurodollar Futures	Mar-22	37	9,231,038	(1,525)
90-DAY Eurodollar Futures	Jun-22	1,006	250,858,675	(62,875)
90-DAY Eurodollar Futures	Sep-22	72	17,941,500	(15,488)
90-DAY Eurodollar Futures	Dec-22	81	20,159,888	(30,913)
90-DAY Eurodollar Futures	Mar-23	48	11,936,400	(29,463)
90-DAY Eurodollar Futures	Jun-23	80	12,660,750	(44,950)
90-DAY Eurodollar Futures	Sep-23	28	6,933,850	(33,575)
90-DAY Eurodollar Futures	Dec-23	23	5,687,325	(31,538)
90-DAY Eurodollar Futures	Mar-24	14	3,457,475	(17,738)
90-DAY Eurodollar Futures	Jun-24	9	2,219,625	1,125
90-DAY Sterling Futures	Sep-21	508	88,397,676	(90,846)
90-DAY Sterling Futures	Dec-21	564	98,107,924	(118,587)
90-DAY Sterling Futures	Mar-22	95	16,510,381	(23,293)
90-DAY Sterling Futures	Jun-22	23	3,995,247	(9,535)
90-DAY Sterling Futures	Sep-22	13	2,256,825	(7,279)
90-DAY Sterling Futures	Dec-22	21	3,643,263	(13,949)
90-DAY Sterling Futures	Mar-23	5	866,791	(3,457)
90-DAY Sterling Futures	Jun-23	2	346,472	(1,524)
90-DAY Sterling Futures	Sep-23	1	173,132	(801)
Amsterdam Index Futures	Mar-21	70	10,994,124	(561,335)
AUD/USD Currency Futures	Mar-21	694	53,510,870	(40,359)
Australian 10-Year Bond Futures	Mar-21	81	8,543,002	(274,086)
Australian 3-Year Bond Futures	Mar-21	291	26,152,123	(116,563)
Bank Acceptance Futures	Jun-21	10	1,955,151	49
Bank Acceptance Futures	Sep-21	68	13,293,022	(717)
Bank Acceptance Futures	Dec-21	44	8,597,478	(1,434)
Bank Acceptance Futures	Mar-22	39	6,247,682	(4,145)
Bank Acceptance Futures	Jun-22	24	4,678,218	(8,830)
Bank Acceptance Futures	Sep-22	14	2,724,285	(8,850)

The accompanying notes are an integral part of the consolidated financial statements.

11

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Brent Crude Futures	May-21	227	$14,623,340	$471,160
Brent Crude Futures	Jun-21	31	1,975,630	96,810
Brent Crude Futures	Jul-21	5	315,200	2,840
Brent Crude Futures	Dec-21	14	848,400	132,340
Brent Crude Oil Last Day	May-21	11	708,620	1,410
CAC40 10 Euro Futures	Mar-21	154	10,589,230	(152,598)
CAD Currency Futures	Mar-21	753	59,257,335	(137,487)
Canadian 10-Year Bond Futures	Jun-21	788	86,552,444	(1,507,937)
Canola Futures (Winnipeg Commodity Exchange)	May-21	12	139,405	1,352
Canola Futures (Winnipeg Commodity Exchange)	Jul-21	5	55,382	1,418
Cattle Feeder Futures	Apr-21	2	142,575	(1,688)
CHF Currency Futures	Mar-21	97	13,342,350	(40,475)
Cocoa Futures	May-21	22	572,880	19,230
Cocoa Futures	Jul-21	8	207,520	3,120
Cocoa Futures ICE	May-21	31	738,955	42,395
Cocoa Futures ICE	Jul-21	3	47,954	571
Cocoa Futures ICE	Sep-21	1	23,977	683
Coffee ‘C’ Futures	May-21	293	15,107,813	1,327,406
Coffee ‘C’ Futures	Jul-21	9	470,138	27,469
Coffee ‘C’ Futures	Sep-21	4	211,350	8,456
Coffee Robusta Futures	May-21	7	103,110	2,220
Coffee Robusta Futures	Jul-21	6	89,400	1,140
Copper Futures	May-21	308	31,512,250	(109,400)
Copper Futures	Jul-21	2	204,525	(3,400)
Corn Futures	May-21	497	13,605,375	68,025
Corn Futures	Jul-21	195	5,216,250	223,238
Corn Futures	Sep-21	13	318,175	4,088
Corn Futures	Dec-21	17	400,138	23,813
Cotton No.2 Futures	May-21	206	9,149,490	511,460
Cotton No.2 Futures	Jul-21	11	493,405	3,500
DAX Index Futures	Mar-21	52	21,581,183	14,969
DJIA Mini E-CBOT	Mar-21	87	13,446,720	104,955
Dutch TTF Gas Futures	Apr-21	5	68,168	(657)
Dutch TTF Gas Futures	May-21	5	69,879	(610)
E-Mini Consumer Staples Select Futures	Mar-21	2	127,180	(7,140)
E-Mini Crude Oil	Apr-21	12	369,000	5,588
E-Mini Energy Select Futures	Mar-21	3	150,030	7,120
E-Mini Financial Select Futures	Mar-21	1	99,213	650
E-Mini Health Care Select Futures	Mar-21	2	227,160	(8,960)
E-Mini Natural Gas	Apr-21	1	6,928	(623)
Emissions ICE	Dec-21	62	2,788,769	316,442
Emissions ICE	Dec-22	3	136,099	25,362
EUR Foreign Exchange Currency Futures	Mar-21	582	87,892,913	(578,129)
Euro E-Mini Futures	Mar-21	3	226,528	(2,503)
Euro STOXX 50	Mar-21	269	11,771,853	142,240
Euro/CHF 3-Month Futures ICE	Dec-21	3	830,099	(852)
Euro/JPY Futures	Mar-21	51	7,704,184	137,178
Euro-Bobl Futures	Mar-21	274	44,369,083	(263,088)
Euro-BTP Futures	Mar-21	151	27,291,900	(323,536)
Euro-Bund Futures	Mar-21	102	21,339,993	(371,569)
Euro-Oat Futures	Mar-21	77	15,183,347	(315,151)

The accompanying notes are an integral part of the consolidated financial statements.

12

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Euro-Schatz Futures	Mar-21	42	$5,684,222	$(3,867)
FTSE 100 Index Futures	Mar-21	324	29,067,779	(678,121)
FTSE China A50 Index	Mar-21	142	2,584,968	(132,780)
FTSE Taiwan Index	Mar-21	9	498,780	(10,178)
FTSE/JSE TOP 40	Mar-21	42	1,672,256	84,322
FTSE/MIB Index Futures	Mar-21	25	3,443,038	2,322
Gasoline RBOB Futures	Apr-21	236	19,333,356	1,463,124
Gasoline RBOB Futures	May-21	12	978,616	53,470
Gasoline RBOB Futures	Jun-21	2	161,574	14,494
Gasoline RBOB Futures	Jul-21	1	79,762	2,734
GBP Currency Futures	Mar-21	631	54,999,538	312,656
Gold 100 Oz Futures	Apr-21	50	5,532,160	(396,642)
Gold 100 Oz Futures	Jun-21	2	346,320	(26,030)
Hang Seng China Enterprises Index Futures	Mar-21	96	6,976,181	(389,154)
Hang Seng Index Futures	Mar-21	133	24,828,027	(1,132,693)
IBEX 35 Index Futures	Mar-21	7	692,255	4,136
JPY Currency Futures	Mar-21	96	11,254,200	(302,524)
Kansas City Hard Red Winter Wheat Futures	May-21	68	2,154,750	(12,063)
Kansas City Hard Red Winter Wheat Futures	Jul-21	74	2,359,675	(12,163)
Lean Hogs Futures	Apr-21	57	1,987,020	193,310
Lean Hogs Futures	Jun-21	122	4,595,740	87,650
Live Cattle Futures	Apr-21	22	1,056,000	(28,040)
Live Cattle Futures	Jun-21	64	3,031,680	72,980
Live Cattle Futures	Aug-21	6	280,920	(410)
Live Cattle Futures	Oct-21	6	96,500	(180)
LME Aluminum Forward	Mar-21	1,505	80,207,094	5,792,180
LME Aluminum Forward	Apr-21	63	3,375,225	200,601
LME Aluminum Forward	May-21	43	2,313,400	324
LME Aluminum Forward	Jun-21	611	32,982,544	2,052,805
LME Aluminum Forward - 90 Day Settlement	Mar-21	1	55,934	4,446
LME Aluminum Forward - 90 Day Settlement	Mar-21	1	53,656	2,161
LME Aluminum Forward - 90 Day Settlement	Mar-21	28	1,499,302	87,052
LME Aluminum Forward - 90 Day Settlement	Mar-21	3	160,529	5,893
LME Aluminum Forward - 90 Day Settlement	Mar-21	4	213,893	7,686
LME Aluminum Forward - 90 Day Settlement	Mar-21	2	106,873	4,648
LME Aluminum Forward - 90 Day Settlement	Mar-21	6	320,213	20,121
LME Aluminum Forward - 90 Day Settlement	Mar-21	1	53,294	3,347
LME Aluminum Forward - 90 Day Settlement	Mar-21	8	426,300	26,378
LME Aluminum Forward - 90 Day Settlement	Mar-21	2	106,675	5,613
LME Aluminum Forward - 90 Day Settlement	Mar-21	1	53,350	3,300
LME Aluminum Forward - 90 Day Settlement	Mar-21	1	53,412	3,424
LME Aluminum Forward - 90 Day Settlement	Mar-21	1	53,432	3,807
LME Aluminum Forward - 90 Day Settlement	Apr-21	23	1,230,356	56,856
LME Aluminum Forward - 90 Day Settlement	Apr-21	1	53,500	3,393
LME Aluminum Forward - 90 Day Settlement	Apr-21	1	53,544	3,281
LME Aluminum Forward - 90 Day Settlement	Apr-21	3	160,688	10,691
LME Aluminum Forward - 90 Day Settlement	Apr-21	22	1,178,513	97,986
LME Aluminum Forward - 90 Day Settlement	Apr-21	1	53,575	3,075
LME Aluminum Forward - 90 Day Settlement	Apr-21	5	267,875	15,141
LME Aluminum Forward - 90 Day Settlement	Apr-21	1	53,614	3,426
LME Aluminum Forward - 90 Day Settlement	May-21	2	107,381	3,184

The accompanying notes are an integral part of the consolidated financial statements.

13

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Aluminum Forward - 90 Day Settlement	May-21	1	$53,700	$3,388
LME Aluminum Forward - 90 Day Settlement	May-21	18	967,226	36,151
LME Aluminum Forward - 90 Day Settlement	May-21	1	53,742	1,692
LME Aluminum Forward - 90 Day Settlement	May-21	2	107,570	2,770
LME Aluminum Forward - 90 Day Settlement	May-21	18	969,300	(5,829)
LME Copper Forward	Mar-21	453	102,981,056	19,882,679
LME Copper Forward	Apr-21	25	5,677,656	337,961
LME Copper Forward	Jun-21	129	29,263,650	3,440,211
LME Copper Forward - 90 Day Settlement	Mar-21	2	456,963	68,913
LME Copper Forward - 90 Day Settlement	Mar-21	1	227,781	33,738
LME Copper Forward - 90 Day Settlement	Mar-21	12	2,732,775	420,020
LME Copper Forward - 90 Day Settlement	Mar-21	1	227,531	33,081
LME Copper Forward - 90 Day Settlement	Mar-21	2	454,863	62,428
LME Copper Forward - 90 Day Settlement	Mar-21	1	227,381	31,170
LME Copper Forward - 90 Day Settlement	Mar-21	1	227,331	31,114
LME Copper Forward - 90 Day Settlement	Mar-21	1	227,231	26,919
LME Copper Forward - 90 Day Settlement	Mar-21	1	227,200	31,048
LME Copper Forward - 90 Day Settlement	Mar-21	2	454,388	63,675
LME Copper Forward - 90 Day Settlement	Mar-21	1	227,181	31,021
LME Copper Forward - 90 Day Settlement	Mar-21	1	227,156	30,961
LME Copper Forward - 90 Day Settlement	Apr-21	10	2,271,563	270,625
LME Copper Forward - 90 Day Settlement	Apr-21	1	227,156	23,876
LME Copper Forward - 90 Day Settlement	Apr-21	2	454,313	56,725
LME Copper Forward - 90 Day Settlement	Apr-21	1	227,156	27,694
LME Copper Forward - 90 Day Settlement	Apr-21	8	1,817,250	226,700
LME Copper Forward - 90 Day Settlement	Apr-21	1	227,106	28,303
LME Copper Forward - 90 Day Settlement	Apr-21	2	453,907	34,095
LME Copper Forward - 90 Day Settlement	May-21	2	453,953	52,376
LME Copper Forward - 90 Day Settlement	May-21	8	1,816,038	166,112
LME Copper Forward - 90 Day Settlement	May-21	1	227,014	20,402
LME Copper Forward - 90 Day Settlement	May-21	2	454,047	35,010
LME Copper Forward - 90 Day Settlement	May-21	1	227,038	17,213
LME Copper Forward - 90 Day Settlement	May-21	9	2,042,381	(4,381)
LME Lead Forward	Mar-21	175	8,934,844	194,433
LME Lead Forward	Apr-21	20	1,024,625	(32,285)
LME Lead Forward	Jun-21	36	1,849,500	(42,888)
LME Nickel Forward	Mar-21	76	8,454,240	810,302
LME Nickel Forward	Apr-21	13	1,447,446	(9,051)
LME Nickel Forward	Jun-21	30	3,344,400	(16,200)
LME Nickel Forward - 90 Day Settlement	Mar-21	1	111,194	7,520
LME Nickel Forward - 90 Day Settlement	Mar-21	1	111,198	7,527
LME Nickel Forward - 90 Day Settlement	Mar-21	8	889,774	102,505
LME Nickel Forward - 90 Day Settlement	Mar-21	1	111,227	9,587
LME Nickel Forward - 90 Day Settlement	Mar-21	3	333,708	34,788
LME Nickel Forward - 90 Day Settlement	Mar-21	1	111,243	11,589
LME Nickel Forward - 90 Day Settlement	Mar-21	2	222,492	23,181
LME Nickel Forward - 90 Day Settlement	Mar-21	1	111,249	9,039
LME Nickel Forward - 90 Day Settlement	Mar-21	1	111,269	10,289
LME Nickel Forward - 90 Day Settlement	Apr-21	1	111,292	6,832
LME Nickel Forward - 90 Day Settlement	Apr-21	9	1,001,661	40,872
LME Nickel Forward - 90 Day Settlement	Apr-21	4	445,249	31,423

The accompanying notes are an integral part of the consolidated financial statements.

14

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Nickel Forward - 90 Day Settlement	Apr-21	3	$333,947	$15,059
LME Nickel Forward - 90 Day Settlement	Apr-21	1	111,319	3,169
LME Nickel Forward - 90 Day Settlement	Apr-21	1	111,335	5,108
LME Nickel Forward - 90 Day Settlement	Apr-21	9	1,002,078	8,418
LME Nickel Forward - 90 Day Settlement	Apr-21	2	222,703	8,653
LME Nickel Forward - 90 Day Settlement	Apr-21	1	111,355	5,143
LME Nickel Forward - 90 Day Settlement	Apr-21	1	111,359	(5,557)
LME Nickel Forward - 90 Day Settlement	May-21	1	111,377	(5,656)
LME Nickel Forward - 90 Day Settlement	May-21	9	1,002,657	(5,353)
LME Nickel Forward - 90 Day Settlement	May-21	2	222,864	(11,111)
LME Nickel Forward - 90 Day Settlement	May-21	3	334,305	(16,927)
LME Nickel Forward - 90 Day Settlement	May-21	1	111,438	(6,762)
LME Nickel Forward - 90 Day Settlement	May-21	7	780,182	(28,109)
LME Palladium Forward - 90 Day Settlement	Mar-21	1	50,969	(550)
LME Palladium Forward - 90 Day Settlement	Mar-21	1	51,005	(552)
LME Palladium Forward - 90 Day Settlement	Mar-21	10	510,105	(17,395)
LME Palladium Forward - 90 Day Settlement	Mar-21	1	51,016	(553)
LME Palladium Forward - 90 Day Settlement	Mar-21	2	102,090	2,351
LME Palladium Forward - 90 Day Settlement	Mar-21	1	51,051	1,176
LME Palladium Forward - 90 Day Settlement	Mar-21	2	102,175	3,234
LME Palladium Forward - 90 Day Settlement	Apr-21	2	102,319	1,673
LME Palladium Forward - 90 Day Settlement	Apr-21	4	204,656	1,656
LME Palladium Forward - 90 Day Settlement	Apr-21	3	153,563	2,496
LME Palladium Forward - 90 Day Settlement	Apr-21	1	51,197	(315)
LME Palladium Forward - 90 Day Settlement	Apr-21	1	51,222	1,172
LME Palladium Forward - 90 Day Settlement	Apr-21	3	153,694	218
LME Palladium Forward - 90 Day Settlement	Apr-21	1	51,227	403
LME Palladium Forward - 90 Day Settlement	May-21	1	51,249	562
LME Palladium Forward - 90 Day Settlement	May-21	1	51,253	216
LME Palladium Forward - 90 Day Settlement	May-21	5	256,380	(4,395)
LME Palladium Forward - 90 Day Settlement	May-21	1	51,280	(1,606)
LME Palladium Forward - 90 Day Settlement	May-21	2	102,613	(4,300)
LME Palladium Forward - 90 Day Settlement	May-21	5	256,538	(8,886)
LME Silver Forward - 90 Day Settlement	Mar-21	1	143,025	48,533
LME Silver Forward - 90 Day Settlement	Mar-21	1	132,695	38,420
LME Silver Forward - 90 Day Settlement	Mar-21	5	662,225	175,784
LME Silver Forward - 90 Day Settlement	Mar-21	1	132,395	35,370
LME Silver Forward - 90 Day Settlement	Mar-21	2	264,590	66,420
LME Silver Forward - 90 Day Settlement	Mar-21	2	263,065	57,040
LME Silver Forward - 90 Day Settlement	Mar-21	1	131,483	31,183
LME Silver Forward - 90 Day Settlement	Mar-21	1	131,383	24,668
LME Silver Forward - 90 Day Settlement	Mar-21	2	262,465	49,065
LME Silver Forward - 90 Day Settlement	Apr-21	4	524,930	102,461
LME Silver Forward - 90 Day Settlement	Apr-21	1	131,233	26,208
LME Silver Forward - 90 Day Settlement	Apr-21	1	131,233	14,533
LME Silver Forward - 90 Day Settlement	Apr-21	1	131,233	14,540
LME Silver Forward - 90 Day Settlement	Apr-21	1	131,195	14,695
LME Silver Forward - 90 Day Settlement	Apr-21	1	129,903	14,753
LME Silver Forward - 90 Day Settlement	May-21	1	129,787	14,212
LME Silver Forward - 90 Day Settlement	May-21	1	129,776	14,126
LME Silver Forward - 90 Day Settlement	May-21	3	389,260	39,577

The accompanying notes are an integral part of the consolidated financial statements.

15

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Silver Forward - 90 Day Settlement	May-21	1	$129,720	$6,845
LME Silver Forward - 90 Day Settlement	May-21	1	128,345	(4,730)
LME Silver Forward - 90 Day Settlement	May-21	1	128,345	(5,131)
LME Zinc Forward	Mar-21	129	8,963,888	300,673
LME Zinc Forward	Apr-21	12	835,800	(14,445)
LME Zinc Forward	Jun-21	74	5,171,675	63,291
LME Zinc Forward - 90 Day Settlement	Mar-21	1	71,969	2,044
LME Zinc Forward - 90 Day Settlement	Mar-21	1	69,388	638
LME Zinc Forward - 90 Day Settlement	Mar-21	1	69,394	(69)
LME Zinc Forward - 90 Day Settlement	Mar-21	7	486,241	(13,575)
LME Zinc Forward - 90 Day Settlement	Mar-21	2	138,965	(2,635)
LME Zinc Forward - 90 Day Settlement	Mar-21	1	69,485	(1,803)
LME Zinc Forward - 90 Day Settlement	Mar-21	3	208,495	(809)
LME Zinc Forward - 90 Day Settlement	Mar-21	1	69,545	221
LME Zinc Forward - 90 Day Settlement	Mar-21	1	69,550	(255)
LME Zinc Forward - 90 Day Settlement	Apr-21	2	139,170	(2,999)
LME Zinc Forward - 90 Day Settlement	Apr-21	6	417,579	(10,023)
LME Zinc Forward - 90 Day Settlement	Apr-21	3	208,859	1,640
LME Zinc Forward - 90 Day Settlement	Apr-21	2	139,288	6,919
LME Zinc Forward - 90 Day Settlement	Apr-21	2	139,275	6,815
LME Zinc Forward - 90 Day Settlement	Apr-21	3	208,997	5,353
LME Zinc Forward - 90 Day Settlement	Apr-21	2	139,360	6,960
LME Zinc Forward - 90 Day Settlement	Apr-21	1	69,687	4,787
LME Zinc Forward - 90 Day Settlement	May-21	6	418,650	(4,656)
LME Zinc Forward - 90 Day Settlement	May-21	2	139,575	(3,325)
LME Zinc Forward - 90 Day Settlement	May-21	1	69,788	(2,869)
LME Zinc Forward - 90 Day Settlement	May-21	1	69,784	(2,829)
LME Zinc Forward - 90 Day Settlement	May-21	7	488,688	(9,508)
Long Gilt Futures	Jun-21	402	71,559,887	(686,780)
Low Sulphur Gasoil G Futures	Mar-21	7	372,400	42,425
Low Sulphur Gasoil G Futures	Apr-21	207	11,027,925	393,875
Low Sulphur Gasoil G Futures	May-21	18	959,400	61,400
Low Sulphur Gasoil G Futures	Jun-21	2	106,400	10,525
Low Sulphur Gasoil G Futures	Jul-21	1	53,100	3,450
Lumber Futures	May-21	1	93,247	(737)
MAIZE Futures	Jun-21	1	13,272	302
MDAX Index Futures	Mar-21	1	188,348	(3,463)
Micro EUR/USD Futures	Mar-21	6	90,611	(1,284)
Mill Wheat Euro	May-21	43	595,341	17,178
Mill Wheat Euro	Sep-21	14	168,706	814
Mill Wheat Euro	Dec-21	6	72,212	(15)
Mini FTSE/MIB Pound Futures	Mar-21	4	110,177	(626)
Mini H-Shares Index Futures	Mar-21	15	218,006	(10,745)
Mini HSI Index Futures	Mar-21	50	1,866,769	(103,121)
MSCI EAFE Index Futures	Mar-21	32	3,462,400	18,465
MSCI Emerging Markets Index Futures	Mar-21	101	6,757,405	69,170
MSCI Singapore Exchange ETS	Mar-21	21	533,347	10,899
MXN Currency Futures	Mar-21	378	8,987,680	(412,535)
Nasdaq 100 E-Mini	Mar-21	96	24,789,120	(372,979)
Natural Gas Futures	Apr-21	30	831,300	(48,300)

The accompanying notes are an integral part of the consolidated financial statements.

16

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Natural Gas Futures	May-21	1	$28,090	$(860)
Natural Gas Futures	Jun-21	3	85,860	(4,370)
Natural Gas Futures	Oct-21	2	58,780	(530)
Natural Gas Futures ICE	Apr-21	5	83,153	(5,036)
Nikkei 225 (Chicago Mercantile Exchange)	Mar-21	5	732,125	59,825
Nikkei 225 (Osaka Securities Exchange)	Mar-21	29	7,957,690	311,459
Nikkei 225 (Singapore Exchange)	Mar-21	69	9,470,143	98,309
Nikkei 225 Mini	Mar-21	181	4,966,696	275,522
Nikkei/Yen Futures	Mar-21	7	961,560	34,171
NY Harbor Ultra-Low Sulfur Diesel Futures	Apr-21	226	17,494,705	689,861
NY Harbor Ultra-Low Sulfur Diesel Futures	May-21	21	1,618,382	71,740
NY Harbor Ultra-Low Sulfur Diesel Futures	Jul-21	1	76,650	1,483
NY Harbor Ultra-Low Sulfur Diesel Futures	Dec-21	8	612,494	120,191
NZD Currency Futures	Mar-21	268	19,387,120	243,150
OMX Stockholm 30 Index Futures	Mar-21	430	10,210,329	(107,834)
Palladium Futures	Jun-21	1	231,350	(2,210)
Palm Oil Futures	Apr-21	4	96,850	11,884
Palm Oil Futures	May-21	26	600,939	35,837
Palm Oil Futures	Jun-21	9	200,179	15,423
Palm Oil Futures	Jul-21	2	43,002	2,891
Platinum Futures	Apr-21	32	1,896,480	111,870
Rapeseed Euro	May-21	11	326,160	28,806
Rapeseed Euro	Aug-21	6	153,383	6,742
Red Wheat Futures (Minneapolis Grain Exchange)	May-21	17	542,937	2,000
Red Wheat Futures (Minneapolis Grain Exchange)	Jul-21	4	129,350	(1,550)
Rough Rice Futures	May-21	3	78,270	(230)
Russell 2000 E-Mini	Mar-21	69	7,587,240	397,533
S&P 500 E-Mini Futures	Mar-21	161	30,664,060	315,304
S&P Mid 400 E-Mini	Mar-21	17	4,240,990	198,355
S&P/TSX 60 IX Futures	Mar-21	56	9,432,783	158,859
SGX Iron Ore 62% Futures	Mar-21	11	190,674	13,563
SGX Iron Ore 62% Futures	Apr-21	37	354,984	13,151
SGX Iron Ore 62% Futures	May-21	12	197,652	8,054
SGX Iron Ore 62% Futures	Jun-21	2	32,052	188
SGX Nifty 50	Mar-21	108	3,137,292	(59,334)
Short BTP Future	Mar-21	73	9,947,539	(13,465)
Silver Futures	May-21	72	9,518,400	(482,425)
Silver Futures	Jul-21	3	397,050	(19,805)
Soybean Futures	May-21	177	12,427,613	215,725
Soybean Futures	Jul-21	122	8,488,150	149,663
Soybean Futures	Nov-21	14	856,100	42,950
Soybean Meal Futures	May-21	160	6,742,400	(92,150)
Soybean Meal Futures	Jul-21	10	418,700	(5,310)
Soybean Oil Futures	May-21	122	3,655,608	284,802
Soybean Oil Futures	Jul-21	23	673,440	45,162
Soybean Oil Futures	Dec-21	40	1,063,440	188,334
SPI 200 Futures	Mar-21	80	10,201,364	(56,363)
STOXX Europe 600 Banks Index	Mar-21	10	72,755	2,959
STOXX Europe 600 Index	Mar-21	39	948,637	27,177
Sugar No. 11 (World)	Mar-22	2	35,324	941

The accompanying notes are an integral part of the consolidated financial statements.

17

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Sugar No. 11 (World)	May-21	889	$16,378,936	$386,254
Sugar No. 11 (World)	Jul-21	82	1,455,664	33,690
Sugar No. 11 (World)	Oct-21	3	52,416	6,193
Topix Index Futures	Mar-21	79	13,899,760	534,593
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Jun-21	88	4,379,718	13,187
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	Jun-21	548	101,110,656	(76,040)
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Jun-21	845	104,753,594	(629,430)
U.S. Treasury Long Bond (Chicago Board of Trade)	Jun-21	3	477,656	(1,439)
USD/NOK Futures	Mar-21	2	199,382	(1,612)
USD/SEK Futures	Mar-21	6	599,034	2,638
Wheat (Chicago Board of Trade)	May-21	321	10,597,012	(19,735)
Wheat (Chicago Board of Trade)	Jul-21	204	6,630,000	163,300
Wheat (Chicago Board of Trade)	Sep-21	3	96,937	1,675
Wheat (Chicago Board of Trade)	Dec-21	25	812,500	43,450
White Sugar ICE	May-21	28	637,140	13,715
White Sugar ICE	Aug-21	10	220,500	7,265
WTI Crude Futures	Apr-21	396	24,354,000	655,940
WTI Crude Futures	May-21	30	1,836,900	96,350
WTI Crude Futures	Jun-21	110	6,681,400	22,150
WTI Crude Futures	Jul-21	5	300,600	7,320
WTI Crude Futures	Dec-21	13	743,600	125,910
WTI Crude Futures IPE	Apr-21	10	615,000	19,110
WTI Crude Futures IPE	May-21	1	61,230	1,070
WTI Crude Futures IPE	Jul-21	1	60,120	1,120
				$37,004,453

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10-Year Mini Japanese Government Bond Futures	Mar-21	19	$(2,687,931)	$6,886
3-Month Euro Euribor	Jun-24	1	(302,376)	60
90-DAY Eurodollar Futures	Sep-21	422	(105,299,550)	(3,200)
90-DAY Eurodollar Futures	Dec-22	10	(2,488,875)	(625)
90-DAY Eurodollar Futures	Mar-23	1	(248,675)	13
90-DAY Eurodollar Futures	Jun-23	289	(71,744,250)	234,238
90-DAY Eurodollar Futures	Dec-23	131	(32,393,025)	117,075
90-DAY Eurodollar Futures	Mar-24	1	(246,963)	1,363
90-DAY Eurodollar Futures	Jun-25	4	(982,700)	238
90-DAY Sterling Futures	Dec-21	671	(116,720,598)	85,821
90-DAY Sterling Futures	Mar-22	9	(1,564,141)	714
90-DAY Sterling Futures	Jun-22	15	(2,605,596)	1,715
90-DAY Sterling Futures	Sep-22	12	(2,083,223)	2,116
90-DAY Sterling Futures	Dec-22	227	(39,381,940)	63,574
90-DAY Sterling Futures	Mar-23	9	(1,560,223)	1,750
90-DAY Sterling Futures	Jun-23	15	(2,598,543)	1,846
90-DAY Sterling Futures	Sep-23	7	(1,211,922)	1,306
90-DAY Sterling Futures	Dec-23	189	(32,697,208)	109,288
90-DAY Sterling Futures	Mar-24	4	(691,517)	836

The accompanying notes are an integral part of the consolidated financial statements.

18

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
AUD/USD Currency Futures	Mar-21	432	$(33,309,360)	$(781,614)
Australian 10-Year Bond Futures	Mar-21	400	(42,187,668)	1,544,979
Australian 3-Year Bond Futures	Mar-21	10	(898,698)	2,397
Brent Crude Futures	May-21	12	(773,040)	10,560
CAD Currency Futures	Mar-21	146	(11,489,470)	(6,950)
Canadian 10-Year Bond Futures	Jun-21	221	(24,274,226)	288,653
CHF Currency Futures	Mar-21	65	(8,665,650)	39,141
DAX-Mini Futures	Mar-21	1	(83,005)	1,014
DJIA Mini E-CBOT	Mar-21	4	(618,240)	4,035
Dollar Index	Mar-21	149	(13,541,418)	(21,302)
E-Mini Technology Select Futures	Mar-21	1	(131,680)	820
EUR Foreign Exchange Currency Futures	Mar-21	296	(44,701,550)	233,087
Euro BUXL 30-Year Bond Futures	Mar-21	21	(5,316,320)	53,354
Euro STOXX 50	Mar-21	177	(7,745,792)	(48,708)
Euro/CHF 3-Month Futures ICE	Jun-21	2	(553,510)	385
Euro/CHF 3-Month Futures ICE	Sep-21	3	(830,099)	605
Euro/GBP Futures	Mar-21	1	(108,167)	427
Euro-Bobl Futures	Mar-21	425	(68,820,658)	202,254
Euro-BTP Futures	Mar-21	524	(94,708,317)	1,610,140
Euro-Bund Futures	Mar-21	938	(196,244,253)	2,874,174
Euro-Oat Futures	Mar-21	11	(2,169,049)	27,666
Euro-Schatz Futures	Mar-21	905	(122,481,450)	52,768
FTSE 100 Index Futures	Mar-21	147	(11,662,998)	151,093
Gasoline RBOB Futures	Apr-21	8	(655,368)	(13,999)
GBP Currency Futures	Mar-21	23	(2,004,738)	(59,176)
Gold 100 Oz Futures	Apr-21	207	(35,786,160)	794,300
Hang Seng Index Futures	Mar-21	27	(5,040,276)	167,377
JPN 10-Year Bond (Osaka Securities Exchange)	Mar-21	126	(178,039,495)	1,112,904
JPY Currency Futures	Mar-21	725	(60,843,019)	763,123
Lean Hogs Futures	Jul-21	1	(37,820)	(2,870)
Live Cattle Futures	Apr-21	1	(48,000)	240
LME Aluminum Forward	Mar-21	1,505	(80,207,094)	(5,211,794)
LME Aluminum Forward	Apr-21	13	(696,475)	(10,397)
LME Aluminum Forward	Jun-21	398	(21,484,538)	(229,416)
LME Aluminum Forward - 90 Day Settlement	Mar-21	1	(55,934)	(4,584)
LME Aluminum Forward - 90 Day Settlement	Mar-21	1	(53,656)	(2,719)
LME Aluminum Forward - 90 Day Settlement	Mar-21	28	(1,499,302)	(87,205)
LME Aluminum Forward - 90 Day Settlement	Mar-21	3	(160,529)	(8,954)
LME Aluminum Forward - 90 Day Settlement	Mar-21	4	(213,893)	(8,843)
LME Aluminum Forward - 90 Day Settlement	Mar-21	2	(106,873)	(3,866)
LME Aluminum Forward - 90 Day Settlement	Mar-21	6	(320,213)	(14,519)
LME Aluminum Forward - 90 Day Settlement	Mar-21	1	(53,294)	(2,119)
LME Aluminum Forward - 90 Day Settlement	Mar-21	8	(426,300)	(16,613)
LME Aluminum Forward - 90 Day Settlement	Mar-21	2	(106,675)	(5,763)
LME Aluminum Forward - 90 Day Settlement	Mar-21	1	(53,350)	(3,488)
LME Aluminum Forward - 90 Day Settlement	Mar-21	1	(53,412)	(2,431)
LME Aluminum Forward - 90 Day Settlement	Mar-21	1	(53,432)	(2,444)
LME Aluminum Forward - 90 Day Settlement	Apr-21	23	(1,230,356)	(97,941)
LME Aluminum Forward - 90 Day Settlement	Apr-21	1	(53,500)	(2,788)
LME Aluminum Forward - 90 Day Settlement	Apr-21	1	(53,544)	(4,458)
LME Aluminum Forward - 90 Day Settlement	Apr-21	3	(160,688)	(12,561)

The accompanying notes are an integral part of the consolidated financial statements.

19

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Aluminum Forward - 90 Day Settlement	Apr-21	22	$(1,178,513)	$(48,856)
LME Aluminum Forward - 90 Day Settlement	Apr-21	1	(53,575)	(1,931)
LME Aluminum Forward - 90 Day Settlement	Apr-21	5	(267,875)	(19,288)
LME Aluminum Forward - 90 Day Settlement	Apr-21	1	(53,614)	(1,945)
LME Aluminum Forward - 90 Day Settlement	May-21	2	(107,381)	(7,769)
LME Aluminum Forward - 90 Day Settlement	May-21	1	(53,700)	(1,994)
LME Aluminum Forward - 90 Day Settlement	May-21	12	(644,817)	1,992
LME Aluminum Forward - 90 Day Settlement	May-21	1	(53,742)	358
LME Aluminum Forward - 90 Day Settlement	May-21	2	(107,570)	733
LME Aluminum Forward - 90 Day Settlement	May-21	1	(53,793)	270
LME Aluminum Forward - 90 Day Settlement	May-21	4	(215,200)	1,035
LME Aluminum Forward - 90 Day Settlement	May-21	1	(53,813)	(88)
LME Aluminum Forward - 90 Day Settlement	May-21	1	(53,850)	(388)
LME Aluminum Forward - 90 Day Settlement	May-21	6	(323,175)	3,363
LME Copper Forward	Mar-21	453	(102,981,056)	(16,523,525)
LME Copper Forward	Apr-21	4	(908,425)	(43,144)
LME Copper Forward	Jun-21	80	(18,148,000)	46,030
LME Copper Forward - 90 Day Settlement	Mar-21	2	(456,963)	(71,679)
LME Copper Forward - 90 Day Settlement	Mar-21	1	(227,781)	(33,869)
LME Copper Forward - 90 Day Settlement	Mar-21	12	(2,732,775)	(356,555)
LME Copper Forward - 90 Day Settlement	Mar-21	1	(227,531)	(27,576)
LME Copper Forward - 90 Day Settlement	Mar-21	2	(454,863)	(65,250)
LME Copper Forward - 90 Day Settlement	Mar-21	1	(227,381)	(30,794)
LME Copper Forward - 90 Day Settlement	Mar-21	1	(227,331)	(27,338)
LME Copper Forward - 90 Day Settlement	Mar-21	1	(227,231)	(31,105)
LME Copper Forward - 90 Day Settlement	Mar-21	1	(227,200)	(30,188)
LME Copper Forward - 90 Day Settlement	Mar-21	2	(454,388)	(54,523)
LME Copper Forward - 90 Day Settlement	Mar-21	1	(227,181)	(31,331)
LME Copper Forward - 90 Day Settlement	Mar-21	1	(227,156)	(33,581)
LME Copper Forward - 90 Day Settlement	Apr-21	10	(2,271,563)	(279,249)
LME Copper Forward - 90 Day Settlement	Apr-21	1	(227,156)	(23,044)
LME Copper Forward - 90 Day Settlement	Apr-21	2	(454,313)	(58,638)
LME Copper Forward - 90 Day Settlement	Apr-21	1	(227,156)	(28,306)
LME Copper Forward - 90 Day Settlement	Apr-21	8	(1,817,250)	(164,962)
LME Copper Forward - 90 Day Settlement	Apr-21	1	(227,106)	(25,219)
LME Copper Forward - 90 Day Settlement	Apr-21	2	(453,907)	(50,276)
LME Copper Forward - 90 Day Settlement	May-21	2	(453,953)	(65,703)
LME Copper Forward - 90 Day Settlement	May-21	8	(1,816,038)	3,956
LME Copper Forward - 90 Day Settlement	May-21	1	(227,014)	487
LME Copper Forward - 90 Day Settlement	May-21	2	(454,047)	(34,372)
LME Copper Forward - 90 Day Settlement	May-21	1	(227,038)	(16,350)
LME Copper Forward - 90 Day Settlement	May-21	1	(226,931)	5,306
LME Copper Forward - 90 Day Settlement	May-21	1	(226,925)	1,313
LME Lead Forward	Mar-21	165	(8,424,281)	(326,623)
LME Nickel Forward	Mar-21	70	(7,786,800)	(231,341)
LME Nickel Forward	Apr-21	2	(222,684)	(594)
LME Nickel Forward	Jun-21	1	(111,480)	1,760
LME Nickel Forward - 90 Day Settlement	Mar-21	1	(111,194)	(15,314)
LME Nickel Forward - 90 Day Settlement	Mar-21	1	(111,198)	(14,778)
LME Nickel Forward - 90 Day Settlement	Mar-21	8	(889,774)	(79,259)
LME Nickel Forward - 90 Day Settlement	Mar-21	1	(111,227)	(4,686)

The accompanying notes are an integral part of the consolidated financial statements.

20

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Nickel Forward - 90 Day Settlement	Mar-21	3	$(333,708)	$(14,862)
LME Nickel Forward - 90 Day Settlement	Mar-21	1	(111,243)	(9,183)
LME Nickel Forward - 90 Day Settlement	Mar-21	2	(222,492)	(20,022)
LME Nickel Forward - 90 Day Settlement	Mar-21	1	(111,249)	(4,671)
LME Nickel Forward - 90 Day Settlement	Mar-21	1	(111,269)	(4,670)
LME Nickel Forward - 90 Day Settlement	Apr-21	1	(111,292)	(4,669)
LME Nickel Forward - 90 Day Settlement	Apr-21	9	(1,001,661)	(44,808)
LME Nickel Forward - 90 Day Settlement	Apr-21	4	(445,249)	(27,332)
LME Nickel Forward - 90 Day Settlement	Apr-21	3	(333,947)	(2,868)
LME Nickel Forward - 90 Day Settlement	Apr-21	1	(111,319)	(956)
LME Nickel Forward - 90 Day Settlement	Apr-21	1	(111,335)	(2,795)
LME Nickel Forward - 90 Day Settlement	Apr-21	9	(1,002,078)	9,073
LME Nickel Forward - 90 Day Settlement	Apr-21	2	(222,703)	1,143
LME Nickel Forward - 90 Day Settlement	Apr-21	1	(111,355)	(5,245)
LME Nickel Forward - 90 Day Settlement	Apr-21	1	(111,359)	(4,619)
LME Nickel Forward - 90 Day Settlement	May-21	1	(111,377)	584
LME Nickel Forward - 90 Day Settlement	May-21	9	(1,002,657)	43,450
LME Nickel Forward - 90 Day Settlement	May-21	2	(222,864)	2,046
LME Nickel Forward - 90 Day Settlement	May-21	3	(334,305)	10,785
LME Nickel Forward - 90 Day Settlement	May-21	1	(111,438)	3,995
LME Nickel Forward - 90 Day Settlement	May-21	1	(111,462)	648
LME Palladium Forward - 90 Day Settlement	Mar-21	1	(50,969)	1,724
LME Palladium Forward - 90 Day Settlement	Mar-21	1	(51,005)	1,733
LME Palladium Forward - 90 Day Settlement	Mar-21	10	(510,105)	(9,302)
LME Palladium Forward - 90 Day Settlement	Mar-21	1	(51,016)	1,221
LME Palladium Forward - 90 Day Settlement	Mar-21	2	(102,090)	(90)
LME Palladium Forward - 90 Day Settlement	Mar-21	1	(51,051)	175
LME Palladium Forward - 90 Day Settlement	Mar-21	2	(102,175)	(4,313)
LME Palladium Forward - 90 Day Settlement	Apr-21	2	(102,319)	394
LME Palladium Forward - 90 Day Settlement	Apr-21	4	(204,656)	(2,743)
LME Palladium Forward - 90 Day Settlement	Apr-21	3	(153,563)	(4,975)
LME Palladium Forward - 90 Day Settlement	Apr-21	1	(51,197)	(168)
LME Palladium Forward - 90 Day Settlement	Apr-21	1	(51,222)	(172)
LME Palladium Forward - 90 Day Settlement	Apr-21	3	(153,694)	1,176
LME Palladium Forward - 90 Day Settlement	Apr-21	1	(51,227)	(689)
LME Palladium Forward - 90 Day Settlement	May-21	1	(51,249)	826
LME Palladium Forward - 90 Day Settlement	May-21	1	(51,253)	822
LME Palladium Forward - 90 Day Settlement	May-21	4	(205,104)	6,523
LME Palladium Forward - 90 Day Settlement	May-21	1	(51,280)	1,808
LME Palladium Forward - 90 Day Settlement	May-21	2	(102,613)	3,343
LME Palladium Forward - 90 Day Settlement	May-21	1	(51,300)	2,963
LME Palladium Forward - 90 Day Settlement	May-21	5	(256,563)	2,163
LME Silver Forward - 90 Day Settlement	Mar-21	1	(143,025)	(49,000)
LME Silver Forward - 90 Day Settlement	Mar-21	1	(132,695)	(35,559)
LME Silver Forward - 90 Day Settlement	Mar-21	5	(662,225)	(143,850)
LME Silver Forward - 90 Day Settlement	Mar-21	1	(132,395)	(25,635)
LME Silver Forward - 90 Day Settlement	Mar-21	2	(264,590)	(60,693)
LME Silver Forward - 90 Day Settlement	Mar-21	2	(263,065)	(57,625)
LME Silver Forward - 90 Day Settlement	Mar-21	1	(131,483)	(25,932)
LME Silver Forward - 90 Day Settlement	Mar-21	1	(131,383)	(31,008)

The accompanying notes are an integral part of the consolidated financial statements.

21

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Silver Forward - 90 Day Settlement	Mar-21	2	$(262,465)	$(59,465)
LME Silver Forward - 90 Day Settlement	Apr-21	4	(524,930)	(69,680)
LME Silver Forward - 90 Day Settlement	Apr-21	1	(131,233)	(27,358)
LME Silver Forward - 90 Day Settlement	Apr-21	1	(131,232)	(25,708)
LME Silver Forward - 90 Day Settlement	Apr-21	1	(131,232)	(25,033)
LME Silver Forward - 90 Day Settlement	Apr-21	1	(131,195)	(20,795)
LME Silver Forward - 90 Day Settlement	Apr-21	1	(129,903)	(13,489)
LME Silver Forward - 90 Day Settlement	May-21	1	(129,786)	(13,373)
LME Silver Forward - 90 Day Settlement	May-21	1	(129,775)	(13,362)
LME Silver Forward - 90 Day Settlement	May-21	2	(256,890)	11,335
LME Silver Forward - 90 Day Settlement	May-21	3	(385,035)	14,215
LME Silver Forward - 90 Day Settlement	May-21	1	(128,320)	(3,220)
LME Zinc Forward	Mar-21	119	(8,269,012)	(212,731)
LME Zinc Forward	Apr-21	1	(69,650)	(3,113)
LME Zinc Forward	Jun-21	13	(908,537)	3,709
LME Zinc Forward - 90 Day Settlement	Mar-21	1	(71,969)	(656)
LME Zinc Forward - 90 Day Settlement	Mar-21	1	(69,388)	1,931
LME Zinc Forward - 90 Day Settlement	Mar-21	1	(69,394)	(194)
LME Zinc Forward - 90 Day Settlement	Mar-21	7	(486,241)	8,342
LME Zinc Forward - 90 Day Settlement	Mar-21	2	(138,965)	2,923
LME Zinc Forward - 90 Day Settlement	Mar-21	1	(69,485)	197
LME Zinc Forward - 90 Day Settlement	Mar-21	3	(208,495)	6,218
LME Zinc Forward - 90 Day Settlement	Mar-21	1	(69,545)	(482)
LME Zinc Forward - 90 Day Settlement	Mar-21	1	(69,550)	2,600
LME Zinc Forward - 90 Day Settlement	Apr-21	2	(139,170)	165
LME Zinc Forward - 90 Day Settlement	Apr-21	6	(417,579)	(15,182)
LME Zinc Forward - 90 Day Settlement	Apr-21	3	(208,859)	(515)
LME Zinc Forward - 90 Day Settlement	Apr-21	2	(139,288)	(5,113)
LME Zinc Forward - 90 Day Settlement	Apr-21	2	(139,275)	(3,548)
LME Zinc Forward - 90 Day Settlement	Apr-21	3	(208,997)	(6,759)
LME Zinc Forward - 90 Day Settlement	Apr-21	2	(139,360)	(9,123)
LME Zinc Forward - 90 Day Settlement	Apr-21	1	(69,687)	163
LME Zinc Forward - 90 Day Settlement	May-21	6	(418,650)	8,145
LME Zinc Forward - 90 Day Settlement	May-21	2	(139,575)	5,713
LME Zinc Forward - 90 Day Settlement	May-21	1	(69,787)	2,325
LME Zinc Forward - 90 Day Settlement	May-21	1	(69,783)	1,343
LME Zinc Forward - 90 Day Settlement	May-21	1	(69,812)	363
Long Gilt Futures	Jun-21	502	(61,413,336)	558,926
Nasdaq 100 E-Mini	Mar-21	15	(3,873,300)	(42,557)
Natural Gas Futures	Apr-21	93	(2,577,030)	80,967
Natural Gas Futures	May-21	45	(1,264,050)	17,890
New Zealand 3-Month Bank Bill Futures	Sep-21	3	(216,049)	95
Nikkei 225 (Singapore Exchange)	Mar-21	105	(14,411,088)	84,563
NY Harbor Ultra-Low Sulfur Diesel Futures	Apr-21	123	(9,521,455)	(56,196)
NZD Currency Futures	Mar-21	4	(289,360)	(2,361)
Orange Juice Futures	May-21	10	(167,625)	2,018
Platinum Futures	Apr-21	158	(9,363,870)	(576,525)
S&P 500 E-Mini Futures	Mar-21	23	(4,380,580)	92,033
Silver Futures	May-21	24	(3,172,800)	1,425
STOXX Dividend Futures	Dec-21	1	(11,305)	(350)

The accompanying notes are an integral part of the consolidated financial statements.

22

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Swiss Federal Bond Futures	Mar-21	5	$(915,737)	$2,660
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Jun-21	658	(87,328,937)	541,789
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	Jun-21	74	(16,336,656)	8,805
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Jun-21	382	(47,356,063)	299,789
U.S. Treasury Long Bond (Chicago Board of Trade)	Jun-21	290	(46,173,437)	347,328
U.S. Treasury Ultra 10-Year Notes	Jun-21	13	(1,915,468)	(4,531)
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Jun-21	51	(9,642,187)	13,055
				$(14,494,088)
Total Futures Contracts				$22,510,365

Forward foreign currency contracts outstanding as of February 28, 2021 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	13,600,000	NZD	14,577,314	Mar 01 2021	BOA	$ (68,280)
AUD	2,568,179	USD	2,045,144	Mar 01 2021	BOA	(69,043)
AUD	2,568,179	USD	2,021,748	Mar 02 2021	BOA	(45,641)
AUD	49,643,543	CAD	48,518,184	Mar 03 2021	BOA	72,960
AUD	8,437,025	EUR	5,375,000	Mar 03 2021	BOA	6,084
AUD	8,598,842	GBP	4,875,000	Mar 03 2021	BOA	(175,537)
AUD	9,600,000	JPY	772,822,980	Mar 03 2021	BOA	136,417
AUD	36,400,000	NZD	39,059,758	Mar 03 2021	BOA	(214,507)
AUD	16,168,179	USD	12,574,841	Mar 03 2021	BOA	(134,068)
AUD	10,400,132	USD	7,877,393	Mar 17 2021	BOA	125,638
AUD	25,943,000	USD	19,781,626	Mar 19 2021	BOA	182,042
AUD	37,908,000	USD	29,340,672	Apr 16 2021	BOA	(167,193)
BRL	11,911,172	USD	2,168,854	Mar 02 2021	BOA	(43,843)
BRL	7,001,559	USD	1,324,805	Mar 17 2021	BOA	(76,416)
BRL	1,102,814	USD	200,000	Apr 05 2021	BOA	(3,500)
CAD	11,545,910	USD	9,158,914	Mar 01 2021	BOA	(86,144)
CAD	17,623,098	AUD	17,800,000	Mar 02 2021	BOA	151,904
CAD	11,545,910	USD	9,075,974	Mar 02 2021	BOA	(3,179)
CAD	31,191,341	AUD	31,843,543	Mar 03 2021	BOA	7,933
CAD	9,800,000	JPY	808,781,980	Mar 03 2021	BOA	113,119
CAD	11,400,000	USD	8,971,717	Mar 03 2021	BOA	(13,553)
CAD	12,203,139	USD	9,571,308	Mar 17 2021	BOA	18,314
CAD	13,200,000	USD	10,362,177	Mar 19 2021	BOA	10,865
CAD	1,460,000	USD	1,152,505	Apr 16 2021	BOA	(5,163)
CHF	250,000	JPY	29,381,299	Mar 01 2021	BOA	(791)
CHF	16,743,365	USD	18,458,634	Mar 01 2021	BOA	(50,908)
CHF	250,000	JPY	29,351,500	Mar 02 2021	BOA	(507)
CHF	16,743,365	USD	18,486,044	Mar 02 2021	BOA	(77,870)
CHF	1,619,772	EUR	1,500,000	Mar 03 2021	BOA	(29,140)
CHF	605,032	GBP	500,000	Mar 03 2021	BOA	(31,409)
CHF	4,500,000	JPY	526,035,425	Mar 03 2021	BOA	12,447
CHF	23,993,365	USD	26,564,883	Mar 03 2021	BOA	(185,192)
CHF	22,235,000	USD	25,030,588	Mar 19 2021	BOA	(570,842)
CHF	221,000	USD	245,862	Apr 16 2021	BOA	(2,560)

The accompanying notes are an integral part of the consolidated financial statements.

23

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
CLP	220,413,000	USD	300,000	Mar 04 2021	BOA	$ 4,529
CLP	219,873,000	USD	300,000	Mar 11 2021	BOA	3,821
CLP	71,805,000	USD	100,000	Mar 16 2021	BOA	(771)
CLP	4,198,861,897	USD	5,757,345	Mar 17 2021	BOA	45,242
CLP	287,212,000	USD	400,000	Mar 18 2021	BOA	(3,083)
CLP	141,176,000	USD	200,000	Mar 24 2021	BOA	(4,880)
CLP	211,835,756	USD	300,000	Mar 25 2021	BOA	(7,216)
CLP	211,884,100	USD	300,000	Mar 31 2021	BOA	(7,124)
CNH	1,000,000	USD	154,336	Mar 02 2021	BOA	(186)
CNH	41,685,734	USD	6,400,000	Mar 03 2021	BOA	25,441
CNH	85,677,917	USD	13,080,439	Mar 17 2021	BOA	111,249
COP	5,229,779,625	USD	1,500,000	Mar 17 2021	BOA	(66,925)
CZK	33,789,848	EUR	1,300,000	Mar 17 2021	BOA	(11,404)
EUR	200,000	GBP	174,351	Mar 01 2021	BOA	(1,585)
EUR	99,566	SEK	1,000,000	Mar 01 2021	BOA	1,706
EUR	5,171,012	USD	6,289,140	Mar 01 2021	BOA	(49,673)
EUR	1,875,000	AUD	2,936,066	Mar 02 2021	BOA	3,287
EUR	100,000	GBP	86,900	Mar 02 2021	BOA	(407)
EUR	482,969	NOK	5,000,000	Mar 02 2021	BOA	6,111
EUR	6,375,000	SEK	64,917,189	Mar 02 2021	BOA	4,023
EUR	3,225,031	USD	3,919,213	Mar 02 2021	BOA	(27,732)
EUR	5,250,000	CAD	8,088,759	Mar 03 2021	BOA	(21,140)
EUR	7,125,000	CHF	7,857,992	Mar 03 2021	BOA	(41,978)
EUR	4,400,000	GBP	3,902,815	Mar 03 2021	BOA	(128,160)
EUR	600,000	HUF	215,219,980	Mar 03 2021	BOA	7,753
EUR	7,300,000	JPY	923,739,040	Mar 03 2021	BOA	142,466
EUR	700,000	PLN	3,165,860	Mar 03 2021	BOA	(158)
EUR	5,375,000	USD	6,503,626	Mar 03 2021	BOA	(17,754)
EUR	550,000	CZK	14,554,842	Mar 17 2021	BOA	(7,123)
EUR	4,700,000	HUF	1,704,391,543	Mar 17 2021	BOA	2,402
EUR	2,863,471	NOK	30,188,427	Mar 17 2021	BOA	(25,036)
EUR	5,821,428	PLN	26,265,492	Mar 17 2021	BOA	17,227
EUR	7,576,083	SEK	76,856,865	Mar 17 2021	BOA	41,231
EUR	3,709,037	USD	4,517,595	Mar 17 2021	BOA	(40,205)
EUR	29,046,000	USD	35,254,439	Mar 19 2021	BOA	(189,257)
GBP	1,359,576	EUR	1,578,423	Mar 01 2021	BOA	(10,374)
GBP	38,324,915	USD	54,170,525	Mar 01 2021	BOA	(775,464)
GBP	4,875,000	AUD	8,796,820	Mar 02 2021	BOA	23,192
GBP	38,638,037	USD	54,140,970	Mar 02 2021	BOA	(309,447)
GBP	2,125,000	CHF	2,668,142	Mar 03 2021	BOA	27,108
GBP	10,077,844	EUR	11,500,000	Mar 03 2021	BOA	164,022
GBP	5,750,000	JPY	830,528,238	Mar 03 2021	BOA	219,306
GBP	43,013,037	USD	59,774,796	Mar 03 2021	BOA	152,330
GBP	5,451,008	USD	7,409,534	Mar 17 2021	BOA	185,817
GBP	27,200,000	USD	37,099,562	Mar 19 2021	BOA	801,142
HUF	892,487,400	USD	3,000,000	Mar 03 2021	BOA	(29,803)
HUF	1,359,236,137	EUR	3,800,000	Mar 17 2021	BOA	(64,439)
HUF	1,520,597,607	USD	5,153,733	Mar 17 2021	BOA	(94,057)
HUF	980,000,000	USD	3,286,567	Apr 16 2021	BOA	(26,689)
IDR	9,856,657,000	USD	700,000	Mar 31 2021	BOA	(9,922)
ILS	6,789,201	USD	2,100,000	Mar 03 2021	BOA	(48,791)

The accompanying notes are an integral part of the consolidated financial statements.

24

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
ILS	8,099,590	USD	2,500,000	Mar 17 2021	BOA	$ (52,403)
INR	717,848,500	USD	9,811,961	Mar 02 2021	BOA	(48,257)
INR	58,588,000	USD	800,000	Mar 04 2021	BOA	(3,326)
INR	58,518,000	USD	800,000	Mar 12 2021	BOA	(5,282)
INR	1,000,574,925	USD	13,503,359	Mar 17 2021	BOA	74,164
INR	58,382,000	USD	800,000	Mar 18 2021	BOA	(7,901)
INR	58,112,960	USD	800,000	Mar 25 2021	BOA	(12,446)
INR	160,806,802	USD	2,200,000	Mar 26 2021	BOA	(21,078)
JPY	29,324,800	CHF	250,000	Mar 01 2021	BOA	261
JPY	224,620,770	EUR	1,744,206	Mar 01 2021	BOA	2,690
JPY	6,671,357,278	USD	62,812,893	Mar 01 2021	BOA	(225,233)
JPY	716,753,058	AUD	8,600,000	Mar 02 2021	BOA	106,971
JPY	16,799,422	CAD	200,000	Mar 02 2021	BOA	446
JPY	58,695,902	CHF	500,000	Mar 02 2021	BOA	948
JPY	314,332,210	EUR	2,427,641	Mar 02 2021	BOA	19,638
JPY	749,323,321	NZD	9,600,000	Mar 02 2021	BOA	93,351
JPY	6,416,232,100	USD	60,218,039	Mar 02 2021	BOA	(23,324)
JPY	50,899,740	AUD	600,000	Mar 03 2021	BOA	15,850
JPY	82,871,020	CAD	1,000,000	Mar 03 2021	BOA	(8,332)
JPY	58,623,300	CHF	500,000	Mar 03 2021	BOA	258
JPY	179,194,260	EUR	1,400,000	Mar 03 2021	BOA	(8,195)
JPY	199,736,001	GBP	1,375,000	Mar 03 2021	BOA	(41,828)
JPY	74,815,500	NZD	1,000,000	Mar 03 2021	BOA	(20,659)
JPY	550,000,000	USD	5,275,257	Mar 03 2021	BOA	(115,314)
JPY	574,715,649	USD	5,539,823	Mar 17 2021	BOA	(147,046)
JPY	5,345,042,000	USD	51,484,045	Mar 19 2021	BOA	(1,328,134)
JPY	4,400,500,000	USD	41,535,185	Apr 16 2021	BOA	(227,592)
KRW	10,053,378,271	USD	9,011,669	Mar 02 2021	BOA	(63,584)
KRW	17,678,052,011	USD	16,173,473	Mar 17 2021	BOA	(438,937)
KRW	9,989,280,000	USD	9,000,000	Mar 24 2021	BOA	(108,840)
KRW	1,548,684,403	USD	1,400,000	Mar 31 2021	BOA	(21,529)
MXN	55,000,000	USD	2,637,807	Mar 01 2021	BOA	(9,721)
MXN	87,500,000	USD	4,362,499	Mar 03 2021	BOA	(182,354)
MXN	99,952,014	USD	4,972,590	Mar 17 2021	BOA	(205,742)
MXN	131,456,000	USD	6,562,146	Mar 19 2021	BOA	(294,393)
MXN	154,560,000	USD	7,560,847	Apr 16 2021	BOA	(213,323)
NOK	5,000,000	EUR	483,072	Mar 02 2021	BOA	(6,236)
NOK	7,772,661	EUR	750,000	Mar 03 2021	BOA	(8,564)
NOK	29,861,677	USD	3,500,000	Mar 03 2021	BOA	(55,975)
NOK	85,716,599	EUR	8,272,103	Mar 17 2021	BOA	(99,851)
NOK	28,384,599	USD	3,284,393	Mar 17 2021	BOA	(10,737)
NZD	14,490,433	AUD	13,600,000	Mar 01 2021	BOA	5,503
NZD	86,882	USD	63,879	Mar 01 2021	BOA	(1,103)
NZD	24,323,649	AUD	22,800,000	Mar 03 2021	BOA	31,504
NZD	10,600,000	JPY	784,766,440	Mar 03 2021	BOA	296,641
NZD	8,700,000	USD	6,200,673	Mar 03 2021	BOA	85,565
NZD	8,994,770	AUD	8,405,000	Mar 09 2021	BOA	31,756
NZD	6,595,820	USD	4,696,327	Mar 17 2021	BOA	69,515
NZD	17,381,000	USD	12,401,333	Mar 19 2021	BOA	157,383
PHP	74,680,413	USD	1,550,000	Mar 17 2021	BOA	(11,620)
PHP	19,377,985	USD	400,000	Mar 31 2021	BOA	(954)

The accompanying notes are an integral part of the consolidated financial statements.

25

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
PLN	20,948,844	USD	5,600,000	Mar 03 2021	BOA	$ (9,670)
PLN	22,479,587	EUR	5,019,225	Mar 17 2021	BOA	(59,284)
PLN	9,015,118	USD	2,440,174	Mar 17 2021	BOA	(34,076)
PLN	122,080,000	USD	32,729,263	Apr 16 2021	BOA	(137,802)
RUB	185,400,907	USD	2,500,000	Mar 17 2021	BOA	(18,264)
RUB	7,388,613	USD	100,000	Mar 31 2021	BOA	(1,255)
SEK	1,000,000	EUR	99,546	Mar 01 2021	BOA	(1,682)
SEK	64,543,148	EUR	6,375,000	Mar 03 2021	BOA	(48,405)
SEK	38,687,431	NOK	39,500,000	Mar 03 2021	BOA	26,293
SEK	36,025,594	USD	4,300,000	Mar 03 2021	BOA	(33,323)
SEK	177,151,400	EUR	17,382,075	Mar 17 2021	BOA	2,062
SEK	43,691,799	USD	5,178,886	Mar 17 2021	BOA	(3,254)
SEK	118,710,000	USD	14,252,295	Apr 16 2021	BOA	(185,606)
SGD	19,950,525	USD	15,000,000	Mar 03 2021	BOA	(38,215)
SGD	7,969,074	USD	5,975,261	Mar 17 2021	BOA	822
THB	100,556,446	USD	3,350,000	Mar 17 2021	BOA	(13,287)
TRY	11,884,325	USD	1,601,909	Mar 01 2021	BOA	(3,760)
TRY	25,181,972	USD	3,500,000	Mar 03 2021	BOA	(116,543)
TRY	2,500,000	USD	333,839	Mar 17 2021	BOA	(84)
TWD	130,335,083	USD	4,709,025	Mar 17 2021	BOA	(29,000)
TWD	97,695,500	USD	3,500,000	Mar 19 2021	BOA	8,077
TWD	97,345,500	USD	3,500,000	Mar 24 2021	BOA	(4,335)
TWD	2,781,100	USD	100,000	Mar 31 2021	BOA	(126)
TWD	19,331,163	USD	700,000	Apr 06 2021	BOA	(5,758)
USD	2,021,671	AUD	2,568,179	Mar 01 2021	BOA	45,569
USD	1,978,011	AUD	2,568,179	Mar 02 2021	BOA	1,905
USD	4,568,005	AUD	5,800,000	Mar 03 2021	BOA	105,135
USD	4,156,334	AUD	5,409,031	Mar 17 2021	BOA	(5,983)
USD	16,893,348	AUD	21,955,000	Mar 19 2021	BOA	(1,473)
USD	746,671	AUD	946,000	Apr 16 2021	BOA	18,642
USD	2,184,987	BRL	11,911,172	Mar 02 2021	BOA	59,977
USD	1,550,000	BRL	8,160,991	Mar 17 2021	BOA	94,883
USD	1,100,000	BRL	6,007,008	Apr 05 2021	BOA	29,668
USD	9,075,546	CAD	11,545,910	Mar 01 2021	BOA	2,776
USD	2,115,483	CAD	2,700,000	Mar 03 2021	BOA	(6,187)
USD	4,477,144	CAD	5,724,036	Mar 17 2021	BOA	(20,990)
USD	7,471,160	CAD	9,487,000	Mar 19 2021	BOA	15,929
USD	18,484,616	CHF	16,743,365	Mar 01 2021	BOA	76,890
USD	18,413,466	CHF	16,743,365	Mar 02 2021	BOA	5,292
USD	1,413,755	CHF	1,250,000	Mar 03 2021	BOA	39,433
USD	8,178,462	CHF	7,250,000	Mar 19 2021	BOA	203,056
USD	77,201,983	CHF	69,258,000	Apr 16 2021	BOA	955,483
USD	300,000	CLP	219,909,000	Mar 04 2021	BOA	(3,833)
USD	300,000	CLP	215,460,000	Mar 11 2021	BOA	2,277
USD	100,000	CLP	72,009,144	Mar 16 2021	BOA	489
USD	3,582,904	CLP	2,618,196,966	Mar 17 2021	BOA	(35,294)
USD	400,000	CLP	282,422,000	Mar 18 2021	BOA	9,702
USD	200,000	CLP	142,031,714	Mar 24 2021	BOA	3,697
USD	154,329	CNH	1,000,000	Mar 02 2021	BOA	179
USD	3,895,682	CNH	25,392,166	Mar 17 2021	BOA	(13,908)

The accompanying notes are an integral part of the consolidated financial statements.

26

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	650,000	COP	2,332,783,775	Mar 17 2021	BOA	$ 10,766
USD	2,492,472	EUR	2,048,383	Mar 01 2021	BOA	20,844
USD	965,824	EUR	797,411	Mar 02 2021	BOA	3,629
USD	457,677	EUR	379,258	Mar 03 2021	BOA	36
USD	11,053,651	EUR	9,116,351	Mar 17 2021	BOA	48,784
USD	19,580,395	EUR	16,106,000	Mar 19 2021	BOA	136,760
USD	88,449,232	EUR	73,284,000	Apr 16 2021	BOA	(77,010)
USD	55,372,329	GBP	39,510,140	Mar 01 2021	BOA	325,989
USD	53,822,786	GBP	38,638,037	Mar 02 2021	BOA	(8,737)
USD	3,346,926	GBP	2,460,834	Mar 17 2021	BOA	(81,962)
USD	14,474,879	GBP	10,679,000	Mar 19 2021	BOA	(405,328)
USD	2,406,600	GBP	1,734,000	Apr 16 2021	BOA	(9,860)
USD	1,516,504	HUF	449,093,212	Mar 17 2021	BOA	22,179
USD	300,000	IDR	4,295,974,000	Mar 31 2021	BOA	(767)
USD	1,400,000	ILS	4,561,963	Mar 17 2021	BOA	21,431
USD	9,800,000	INR	717,848,500	Mar 02 2021	BOA	36,295
USD	800,000	INR	58,462,000	Mar 04 2021	BOA	5,039
USD	800,000	INR	58,346,000	Mar 12 2021	BOA	7,618
USD	2,922,152	INR	214,282,189	Mar 17 2021	BOA	14,402
USD	800,000	INR	58,068,960	Mar 18 2021	BOA	12,148
USD	6,600,000	INR	490,007,117	Apr 05 2021	BOA	(27,838)
USD	65,129,595	JPY	6,895,921,550	Mar 01 2021	BOA	435,175
USD	63,368,886	JPY	6,730,564,310	Mar 02 2021	BOA	225,222
USD	60,216,344	JPY	6,416,232,100	Mar 03 2021	BOA	21,104
USD	6,666,858	JPY	697,158,033	Mar 17 2021	BOA	125,158
USD	52,326,275	JPY	5,442,033,000	Mar 19 2021	BOA	1,260,236
USD	1,815,997	JPY	192,400,000	Apr 16 2021	BOA	9,934
USD	9,000,000	KRW	10,053,378,273	Mar 02 2021	BOA	51,915
USD	12,773,652	KRW	14,156,443,826	Mar 17 2021	BOA	173,561
USD	100,000	KRW	111,144,400	Mar 31 2021	BOA	1,071
USD	2,646,344	MXN	55,000,000	Mar 01 2021	BOA	18,258
USD	3,913,619	MXN	81,500,000	Mar 03 2021	BOA	20,112
USD	2,230,000	MXN	45,297,302	Mar 17 2021	BOA	69,710
USD	427,414	MXN	8,645,000	Mar 19 2021	BOA	15,225
USD	6,448,828	MXN	135,900,000	Apr 16 2021	BOA	(11,630)
USD	3,500,000	NOK	30,049,573	Mar 02 2021	BOA	34,307
USD	843,451	NOK	7,227,122	Mar 17 2021	BOA	9,932
USD	724,835	NZD	1,000,000	Mar 02 2021	BOA	2,281
USD	433,378	NZD	600,000	Mar 03 2021	BOA	(156)
USD	2,145,079	NZD	3,000,694	Mar 17 2021	BOA	(23,087)
USD	3,968,419	NZD	5,545,000	Mar 19 2021	BOA	(38,144)
USD	900,000	PHP	43,635,977	Mar 17 2021	BOA	1,120
USD	100,000	PHP	4,883,700	Mar 31 2021	BOA	(569)
USD	810,201	PLN	2,990,839	Mar 17 2021	BOA	11,958
USD	13,868,886	PLN	51,780,000	Apr 16 2021	BOA	45,280
USD	2,800,000	RUB	207,210,360	Mar 03 2021	BOA	21,936
USD	2,150,000	RUB	160,294,864	Mar 17 2021	BOA	4,328
USD	100,000	RUB	7,404,958	Mar 31 2021	BOA	1,036
USD	4,300,000	SEK	36,074,540	Mar 02 2021	BOA	27,569
USD	1,310,577	SEK	10,917,008	Mar 17 2021	BOA	17,373
USD	15,000,000	SGD	19,907,784	Mar 02 2021	BOA	70,197

The accompanying notes are an integral part of the consolidated financial statements.

27

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	1,500,000	SGD	1,997,866	Mar 17 2021	BOA	$ 1,781
USD	600,000	THB	18,097,597	Mar 17 2021	BOA	(523)
USD	1,600,000	TRY	11,884,325	Mar 01 2021	BOA	1,851
USD	3,500,000	TRY	26,288,412	Mar 03 2021	BOA	(32,117)
USD	181,887	TRY	1,500,000	Mar 17 2021	BOA	(18,366)
USD	850,000	TWD	23,566,620	Mar 17 2021	BOA	3,778
USD	3,500,000	TWD	97,450,500	Mar 19 2021	BOA	720
USD	100,000	TWD	2,785,900	Mar 31 2021	BOA	(47)
USD	2,688,995	ZAR	41,202,112	Mar 17 2021	BOA	(26,547)
USD	306,702	ZAR	4,580,000	Apr 16 2021	BOA	5,983
ZAR	50,047,610	USD	3,300,000	Mar 03 2021	BOA	5,546
ZAR	130,989,509	USD	8,615,793	Mar 17 2021	BOA	17,441
ZAR	84,840,000	USD	5,711,216	Apr 16 2021	BOA	(140,692)
Total Forward Foreign Currency Contracts						$ (935,833)

	Put/Call	Counterparty	Number of Contracts	Notional Amount	Value
PURCHASED OPTIONS — 0.1%
Euro Currency Futures, Expires 6/11/21, Strike Price $99.315	Put	N/A	170	EUR 6,788,440	$69,062
Euro Currency Futures, Expires 6/11/21, Strike Price $99.5	Put	N/A	420	EUR 16,771,440	275,625
IMM Eurodollar Futures, Expires 12/13/21, Strike Price $99.5	Put	N/A	1,876	EUR 74,867,408	93,800
IMM Eurodollar Futures, Expires 3/14/22, Strike Price $99.375	Put	N/A	1,626	EUR 64,906,668	91,463
10-Year U.S. Treasury Futures, Expires 3/26/21, Strike Price $133	Put	N/A	525	USD 69,678,000	533,203
TOTAL PURCHASED OPTIONS (COST $752,625)					$1,063,153

WRITTEN OPTIONS — (0.0%)
IMM Eurodollar Futures, Expires 12/13/21, Strike Price $99.25	Put	N/A	(1,876)	EUR 74,867,408	$(58,625)
IMM Eurodollar Futures, Expires 3/14/22, Strike Price $99	Put	N/A	(1,626)	EUR 64,906,668	(60,975)
10-Year U.S. Treasury Futures, Expires 3/26/21, Strike Price $132	Put	N/A	(525)	USD 69,678,000	(328,125)
TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $353,691)					$(447,725)

The accompanying notes are an integral part of the consolidated financial statements.

28

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Concluded)

February 28, 2021 (Unaudited)

AUD	Australian Dollar	JSE	Johannesburg Stock Exchange
BOA	Bank of America	KRW	Korean Won
BRL	Brazilian Real	LME	London Mercantile Exchange
BUXL	German Bond	MIB	Milano Indice di Borsa
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Yuan Renminbi	OMX	Stockholm Stock Exchange
COP	Colombian Peso	PHP	Philippine Peso
CZK	Czech Koruna	PLN	Polish Zloty
DAX	German Stock Exchange	RBOB	Reformulated Blendstock for Oxygenate Blending
DJIA	Dow Jones Industrial Average	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
FTSE	Financial Times Stock Exchange	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
HUF	Hungarian Forint	TRY	Turkish Lira
IBEX	Index of the Bolsa de Madrid	TSX	Toronto Stock Exchange
ICE	Intercontinental Exchange	TWD	Taiwan Dollar
ILS	Israeli New Shekel	USD	United States Dollar
INR	Indian Rupee	WTI	West Texas Intermediate
JPY	Japanese Yen	ZAR	South African Rand

The accompanying notes are an integral part of the consolidated financial statements.

29

Abbey Capital Futures Strategy Fund

Consolidated Statement of Assets And Liabilities

February 28, 2021 (Unaudited)

ASSETS
Investments, at value (cost $887,650,077)	$887,997,855
Deposits with broker for forward foreign currency contracts	25,099,170
Deposits with broker for futures contracts	94,541,618
Receivables for:
Capital shares sold	5,471,584
Interest and dividends receivable	416
Unrealized appreciation on forward foreign currency contracts	8,904,826
Unrealized appreciation on futures contracts	62,315,858
Prepaid expenses and other assets	77,852
Total assets	1,084,409,179

LIABILITIES
Options written, at value (premiums received $353,691)	447,725
Due to broker	8,068,239
Payables for:
Advisory fees	1,276,884
Capital shares redeemed	925,738
Administration and accounting services fees	56,503
Unrealized depreciation on forward foreign currency contracts	9,840,659
Unrealized depreciation on futures contracts	39,805,493
Other accrued expenses and liabilities	91,839
Total liabilities	60,513,080
Net assets	$1,023,896,099

NET ASSETS CONSIST OF:
Par value	$85,445
Paid-in capital	1,056,008,814
Total distributable earnings/(losses)	(32,198,160)
Net assets	$1,023,896,099

CLASS A SHARES:
Net assets	$15,479,795
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,302,784
Net asset value and redemption price per share	$11.88
Maximum offering price per share (100/94.25 of $12.45)	$12.60

CLASS I SHARES:
Net assets	$1,002,910,926
Shares outstanding ($0.001 par value, 300,000,000 shares authorized)	83,666,369
Net asset value, offering and redemption price per share	$11.99

CLASS C SHARES:
Net assets	$5,505,378
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	475,608
Net asset value, offering and redemption price per share	$11.58

The accompanying notes are an integral part of the consolidated financial statements.

30

Abbey Capital Futures Strategy Fund

Consolidated Statement of Operations

For the Six Months Ended February 28, 2021 (Unaudited)

INVESTMENT INCOME
Interest	$146,732
Total investment income	146,732
EXPENSES
Advisory fees (Note 2)	8,070,449
Administration and accounting services fees (Note 2)	220,086
Directors fees	67,826
Legal fees	58,407
Transfer agent fees (Note 2)	55,298
Officers fees	45,049
Registration and filing fees	38,438
Audit and tax service fees	36,111
Printing and shareholder reporting fees	34,025
Custodian fees (Note 2)	28,688
Distribution fees (Class A Shares) (Note 2)	17,947
Distribution fees (Class C Shares) (Note 2)	19,245
Other expenses	39,066
Total expenses before waivers and/or reimbursements	8,730,635
Less: waivers and/or reimbursements (Note 2)	(529,385)
Net expenses after waivers and/or reimbursements	8,201,250
Net investment income/(loss)	(8,054,518)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(533,995)
Futures contracts	53,372,497
Foreign currency transactions	(13,177,928)
Forward foreign currency contracts	7,423,476
Written options	292,181
Net change in unrealized appreciation/(depreciation) on:
Investments	657,976
Futures contracts	14,589,207
Foreign currency translations	13,351,075
Forward foreign currency contracts	(4,307,870)
Written options	(265,852)
Net realized and unrealized gain/(loss) from investments	71,400,767
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$63,346,249

The accompanying notes are an integral part of the consolidated financial statements.

31

Abbey Capital Futures Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended February 28, 2021 (Unaudited)	For the Year Ended August 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(8,054,518)	$(6,047,474)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions, forward foreign currency contracts and written options	47,376,231	20,349,434
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translations, forward foreign currency contracts and written options	24,024,536	(21,238,500)
Net increase/(decrease) in net assets resulting from operations	63,346,249	(6,936,540)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(13,983,998)	(55,609,182)
Net decrease in net assets from dividends and distributions to shareholders	(13,983,998)	(55,609,182)
CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	3,886,320	11,637,864
Proceeds from reinvestment of distributions	162,829	842,070
Shares redeemed	(3,804,228)	(9,326,005)
Total from Class A Shares	244,921	3,153,929
Class I Shares
Proceeds from shares sold	221,561,792	550,575,119
Proceeds from reinvestment of distributions	7,562,347	27,643,486
Shares redeemed	(158,523,967)	(340,759,738)
Total from Class I Shares	70,600,172	237,458,867
Class C Shares
Proceeds from shares sold	1,037,696	1,689,269
Proceeds from reinvestment of distributions	48,938	272,687
Shares redeemed	(1,014,163)	(897,578)
Total from Class C Shares	72,471	1,064,378
Net increase/(decrease) in net assets from capital share transactions	70,917,564	241,677,174
Total increase/(decrease) in net assets	120,279,815	179,131,452
NET ASSETS:
Beginning of period	903,616,284	724,484,832
End of period	$1,023,896,099	$903,616,284

The accompanying notes are an integral part of the consolidated financial statements.

32

Abbey Capital Futures Strategy Fund

Consolidated Statements of Changes in Net Assets (Concluded)

	For the Six Months Ended February 28, 2021 (Unaudited)	For the Year Ended August 31, 2020
SHARE TRANSACTIONS:
Class A Shares
Shares sold	341,424	1,030,370
Shares reinvested	14,551	78,405
Shares redeemed	(336,391)	(824,612)
Total Class A Shares	19,584	284,163
Class I Shares
Shares sold	19,245,527	48,875,127
Shares reinvested	669,827	2,554,851
Shares redeemed	(13,920,104)	(30,121,088)
Total Class I Shares	5,995,250	21,308,890
Class C Shares
Shares sold	94,419	154,982
Shares reinvested	4,482	25,921
Shares redeemed	(92,321)	(82,318)
Total Class C Shares	6,580	98,585
Net increase/(decrease) in shares outstanding	6,021,414	21,691,638

The accompanying notes are an integral part of the consolidated financial statements.

33

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class A Shares
	For the Six Months Ended February 28, 2021 (Unaudited)		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$11.28		$12.45	$11.28	$11.15	$11.77	$12.01
Net investment income/(loss)(1)	(0.11)		(0.11)	(0.01)	(0.07)	(0.18)	(0.24)
Net realized and unrealized gain/(loss) from investments	0.87		(0.14)	1.18	0.20	(0.44)	0.01
Net increase/(decrease) in net assets resulting from operations	0.76		(0.25)	1.17	0.13	(0.62)	(0.23)
Dividends and distributions to shareholders from:
Net investment income	(0.16)		(0.64)	—	—	—	(0.01)
Net realized capital gains	—		(0.28)	—	—	—	—
Total dividends and distributions to shareholders	(0.16)		(0.92)	—	—	—	(0.01)
Net asset value, end of period	$11.88		$11.28	$12.45	$11.28	$11.15	$11.77
Total investment return/(loss)(2)	6.70	%(4)	(1.64)%	10.37%	1.08%	(5.18)%	(1.94)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,480		$14,469	$12,434	$15,539	$15,401	$17,125
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(3)	2.04	%(5)	2.04%	2.04%	2.04%	2.14%	2.26%
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(3)	2.04	%(5)	2.04%	2.04%	2.04%	2.14%	2.24%
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(3)	2.15	%(5)	2.15%	2.14%	2.13%	2.28%	2.42%
Ratio of net investment income/(loss) to average net assets	(2.00	)%(5)	(0.98)%	(0.05)%	(0.65)%	(1.60)%	(2.01)%
Portfolio turnover rate(6)	0	%(4)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestments of dividends and distributions, if any. Total return does not reflect any applicable sales charge.

(3)

Effective February 28, 2017, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.04% of the Fund’s average daily net assets attributable to Class A Shares. Prior to February 28, 2017, the contractual fee waiver limited total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.24% of the Fund’s average daily net assets attributable to Class A Shares.

(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

34

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights (Continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class I Shares
	For the Six Months Ended February 28, 2021 (Unaudited)		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$11.38		$12.55	$11.36	$11.20	$11.80	$12.03
Net investment income/(loss)(1)	(0.10)		(0.09)	0.02	(0.05)	(0.15)	(0.21)
Net realized and unrealized gain/(loss) from investments	0.89		(0.14)	1.19	0.21	(0.45)	0.01
Net increase/(decrease) in net assets resulting from operations	0.79		(0.23)	1.21	0.16	(0.60)	(0.20)
Dividends and distributions to shareholders from:
Net investment income	(0.18)		(0.66)	(0.02)	—	—	(0.03)
Net realized capital gains	—		(0.28)	—	—	—	—
Total dividends and distributions to shareholders	(0.18)		(0.94)	(0.02)	—	—	(0.03)
Net asset value, end of period	$11.99		$11.38	$12.55	$11.36	$11.20	$11.80
Total investment return/(loss)(2)	6.94	%(4)	(1.39)%	10.63%	1.34%	(5.00)%	(1.68)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,002,911		$883,997	$707,564	$913,437	$772,413	$739,842
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(3)	1.79	%(5)	1.79%	1.79%	1.79%	1.89%	2.01%
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(3)	1.79	%(5)	1.79%	1.79%	1.79%	1.89%	1.99%
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(3)	1.90	%(5)	1.90%	1.89%	1.88%	2.03%	2.17%
Ratio of net investment income/(loss) to average net assets	(1.75	)%(5)	(0.73)%	0.20%	(0.40)%	(1.35)%	(1.76)%
Portfolio turnover rate(6)	0	%(4)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)

Effective February 28, 2017, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Prior to February 28, 2017, the contractual fee waiver limited total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.99% of the Fund’s average daily net assets attributable to Class I Shares.

(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

35

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights (Concluded)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class C Shares
	For the Six Months Ended February 28, 2021 (Unaudited)		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period Ended August 31, 2016(1)
Per Share Operating Performance
Net asset value, beginning of period	$10.98		$12.11	$11.06	$11.01	$11.71	$11.99
Net investment income/(loss)(2)	(0.15)		(0.19)	(0.08)	(0.16)	(0.26)	(0.30)
Net realized and unrealized gain/(loss) from investments	0.86		(0.14)	1.13	0.21	(0.44)	0.03
Net increase/(decrease) in net assets resulting from operations	0.71		(0.33)	1.05	0.05	(0.70)	(0.27)
Dividends and distributions to shareholders from:
Net investment income	(0.11)		(0.52)	—	—	—	(0.01)
Net realized capital gains	—		(0.28)	—	—	—	—
Total dividends and distributions to shareholders	(0.11)		(0.80)	—	—	—	(0.01)
Net asset value, end of period	$11.58		$10.98	$12.11	$11.06	$11.01	$11.71
Total investment return/(loss)(3)	6.44	%(4)	(2.40)%	9.49%	0.36%	(5.89)%	(2.22	)%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,505		$5,151	$4,487	$8,481	$9,462	$8,380
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(6)	2.79	%(5)	2.79%	2.79%	2.79%	2.89%	3.01	%(5)
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(6)	2.79	%(5)	2.79%	2.79%	2.79%	2.89%	2.99	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(6)	2.90	%(5)	2.90%	2.89%	2.88%	3.03%	3.17	%(5)
Ratio of net investment income/(loss) to average net assets	(2.75	)%(5)	(1.73)%	(0.80)%	(1.40)%	(2.35)%	(2.76	)%(5)
Portfolio turnover rate(7)	0	%(4)	0%	0%	0%	0%	0	%(4)

(1)	Inception date of Class C Shares of the Fund was October 6, 2015.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.
(6)

Effective February 28, 2017, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C Shares. Prior to February 28, 2017, the contractual fee waiver limited total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.99% of the Fund’s average daily net assets attributable to Class C Shares.

(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

36

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements

February 28, 2021 (Unaudited)

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-six separate investment portfolios, including the Abbey Capital Futures Strategy Fund (the “Fund”), which commenced investment operations on July 1, 2014. The Fund is authorized to offer four classes of shares, Class A Shares, Class I Shares, Class C Shares and Class T Shares. Class A Shares are sold subject to a front-end maximum sales charge of 5.75%. Front-end sales charges may be reduced or waived under certain circumstances. Class T Shares are not currently available for sale.

RBB has authorized capital of one hundred billion shares of common stock of which 87.923 billion shares are currently classified into one hundred and ninety classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The end of the reporting period for the Fund is February 28, 2021, and the period covered by these Notes to Consolidated Financial Statements is the six months ended February 28, 2021 (the “current fiscal period”).

CONSOLIDATION OF SUBSIDIARIES – The Managed Futures strategy is achieved by the Fund investing up to 25% of its total assets in Abbey Capital Master Offshore Fund Limited (the “Cayman Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands. Effective on or about October 1, 2018, the Fund’s previous wholly-owned subsidiary, the Abbey Capital Offshore Fund Limited, became a wholly-owned subsidiary of the Cayman Subsidiary through a share exchange between the Fund and the Cayman Subsidiary and registered as a segregated portfolio company under the laws of the Cayman Islands under the name Abbey Capital Offshore Fund SPC (the “SPC”). The Cayman Subsidiary serves solely as an intermediate entity through which the Fund invests in the SPC and makes no independent investment decisions and has no investment or other discretion over the Fund’s investable assets.

The Fund may also invest a portion of its assets in segregated series of another wholly-owned subsidiary of the Fund, the Abbey Capital Onshore Series LLC (the “Onshore Subsidiary”), which was formed on August 16, 2018.

The consolidated financial statements of the Fund include the financial statements of the Cayman Subsidiary, the Onshore Subsidiary and SPC. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Cayman Subsidiary and SPC were $225,569,327, which represented 22.03% of the Fund’s net assets. As of the end of the reporting period, the net assets of the Onshore Subsidiary were $218,389,023, which represented 21.33% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. Options for which the primary market is a national securities exchange are valued at the last sale price on the

37

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 –	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 –	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Short-Term Investments	$886,934,702	$886,934,702	$—	$—
Commodity Contracts
Futures Contracts	47,022,583	47,022,583	—	—
Equity Contracts
Futures Contracts	3,374,249	3,374,249	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	8,904,826	—	8,904,826	—
Futures Contracts	1,731,400	1,731,400	—	—
Interest Rate Contracts
Futures Contracts	10,187,626	10,187,626	—	—
Purchased Options	1,063,153	1,063,153	—	—
Total Assets	$959,218,539	$950,313,713	$8,904,826	$—

38

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Commodity Contracts
Futures Contracts	$(27,954,768)	$(27,954,768)	$—	$—
Equity Contracts
Futures Contracts	(3,879,039)	(3,879,039)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(9,840,659)	—	(9,840,659)	—
Futures Contracts	(2,388,311)	(2,388,311)	—	—
Interest Rate Contracts
Futures Contracts	(5,583,375)	(5,583,375)	—	—
Written Options	(447,725)	(447,725)	—	—
Total Liabilities	$(50,093,877)	$(40,253,218)	$(9,840,659)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Disclosures about Derivative instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include options, forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, interest rates and commodities (through investment in the Abbey Capital Master Offshore Fund Limited and the SPC), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

39

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

The following tables list the fair values and location on the Consolidated Statement of Assets and Liabilities of the Fund’s derivative holdings as of the end of the reporting period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Asset Derivatives
Purchased Options	Investments, at value	$—	$1,063,153	$—	$—	$1,063,153
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	—	—	8,904,826	—	8,904,826
Futures Contracts (a)	Unrealized appreciation on futures contracts	3,374,249	10,187,626	1,731,400	47,022,583	62,315,858
Total Value- Assets		$3,374,249	$11,250,779	$10,636,226	$47,022,583	$72,283,837

Liability Derivatives
Written Options	Options written, at value	$—	$(447,725)	$—	$—	$(447,725)
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	—	—	(9,840,659)	—	(9,840,659)
Futures Contracts (a)	Unrealized depreciation on futures contracts	(3,879,039)	(5,583,375)	(2,388,311)	(27,954,768)	(39,805,493)
Total Value- Liabilities		$(3,879,039)	$(6,031,100)	$(12,228,970)	$(27,954,768)	$(50,093,877)

(a)	This amount represents the cumulative appreciation/(depreciation) of forwards and futures contracts as reported on the Consolidated Portfolio of Investments.

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Realized Gain/(Loss)
Purchased Options	Net realized gain/(loss) from investments	$—	$(334,322)	$(269,176)	$260,663	$(342,835)
Futures Contracts	Net realized gain/(loss) from futures contracts	20,096,450	(6,165,358)	(225,697)	39,667,102	53,372,497
Forward Contracts	Net realized gain/(loss) from forward foreign currency contracts	—	—	7,423,476	—	7,423,476
Written Options	Net realized gain/(loss) from written options	—	90,470	203,024	(1,313)	292,181
Total Realized Gain/(Loss)		$20,096,450	$(6,409,210)	$7,131,627	$39,926,452	$60,745,319

40

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Purchased Options	Net change in unrealized appreciation/(depreciation) on investments	$—	$629,753	$—	$—	$629,753
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	(6,318,849)	4,479,831	(1,548,386)	17,976,611	14,589,207
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	(4,307,870)	—	(4,307,870)
Written Options	Net change in unrealized appreciation/(depreciation) on written options	—	(265,852)	—	—	(265,852)
Total Change in Unrealized Appreciation/(Depreciation)		$(6,318,849)	$4,843,732	$(5,856,256)	$17,976,611	$10,645,238

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Purchased Options (Cost)	Written Options (Proceeds)	Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$748,031	$(364,555)	$4,435,863,211	$(1,614,958,450)	$(1,992,073,548)	$1,993,423,310

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

41

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$8,904,826	$(8,904,826)	$—	$—	$9,840,659	$(8,904,826)	$(935,833)	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

42

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

The Cayman Subsidiary is registered as an “exempted company” and the SPC as an “exempted segregated portfolio company” pursuant to the Companies Law (Revised) of the Cayman Islands (as amended). Each of the Cayman Subsidiary and the SPC has received an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Cayman Subsidiary or the SPC, or to the shareholders thereof, in respect of any such property or income. For U.S. federal income tax purposes, the Cayman Subsidiary is treated as a “controlled foreign corporation.” The SPCs are treated as an entity disregarded from its owner, the Cayman Subsidiary, for U.S. income tax purposes. The Onshore Subsidiary is treated as an entity disregarded from its owner, the Fund, for U.S. income tax purposes.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk —Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

43

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

Counterparty Risk — The derivative contracts entered into by the Fund, the SPC or Onshore Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Coronavirus (Covid-19) Pandemic — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Options — An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

Options Written — The Fund may enter into options written for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on exchanges regulated by the Commodity Futures Trading Commission or on other non-U.S. exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes.

44

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As of the end of the reporting period, all of the Fund’s written options are exchange-traded options.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts — In the normal course of pursuing its investment objectives, the Fund is subject to foreign investment and currency risk. The Fund uses forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the Fund’s investment objective. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Abbey Capital Limited (“Abbey Capital” or the “Adviser”) serves as the investment adviser to the Fund and the Cayman Subsidiary, Onshore Subsidiary and SPC. The Adviser allocates the assets of the Onshore Subsidiary and SPC (via the Cayman Subsidiary) to one or more Trading Advisers unaffiliated with the Adviser to manage. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table. The Adviser compensates the Trading Advisers out of the Advisory Fee.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to the rates (“Expense Caps”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees

45

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2021.

Advisory Fee	Expense Caps
	Class A	Class I	Class C	Class T
1.77%	2.04%	1.79%	2.79%	2.04%

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

Gross Advisory Fees	Waivers and/or Reimbursements	Net Advisory Fees
$8,070,449	$(529,385)	$7,541,064

If at any time the Fund’s total annual fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2021	August 31, 2022	August 31, 2023	August 31, 2024	Total
$368,105	$770,182	$843,630	$529,385	$2,511,302

Aspect Capital Limited, Crabel Capital Management, LLC, Eclipse Capital Management, Inc., Episteme Capital Partners LLP, GAM Systematic LLP, Graham Capital Management, LP, P/E Global, LLC, Revolution Capital Management, LLC, Trigon Investment Advisors, LLC, Tudor Investment Corporation, Welton Investment Partners, LLC and Winton Capital Management Limited each served as a Trading Adviser to the Fund during the current fiscal period.

Effective November 23, 2020, Winton Capital Management Limited serves as a Trading Adviser to the Fund.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

46

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

The Board has adopted a Plan of Distribution for the Class A Shares, Class C Shares and Class T Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and Class T Shares and up to 1.00% of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

3. Director And Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases or sales of investment securities or long-term U.S. Government securities (excluding short-term investments and derivative transactions) by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$897,094,482	$33,240,239	$(78,885,792)	$(45,645,553)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to timing differences related to taxable income from a wholly-owned controlled foreign corporation.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes

47

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Concluded)

February 28, 2021 (Unaudited)

may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2020, primarily attributable to disallowed book income from the Cayman Subsidiary, were reclassified to the following accounts:

Distributable Earnings/(Loss)	Paid-In Capital
$(36,660,580)	$36,660,580

As of August 31, 2020, the components of distributable earnings/(deficits) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Qualified Late-Year Losses	Other Temporary Differences
$13,983,998	$—	$(74,889,584)	$(20,654,825)	$—	$—

The differences between the book and tax basis components of distributable earnings/(deficits) relate principally to the timing of recognition of income and gains of the Cayman Subsidiary for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2020 was as follows:

Ordinary Income	Long-Term Gains	Total
$46,899,626	$8,709,556	$55,609,182

Accumulated capital losses represent net capital loss carry forwards as of August 31, 2020 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2020, the Fund had short-term capital losses of $(18,473,632) and long-term capital losses of $(2,181,193) to offset future capital gains of $20,654,825.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

48

Abbey Capital Futures Strategy Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6484 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Approval of Trading Advisory Agreement

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the approval of a new Trading Advisory Agreement by and among Abbey Capital, the Onshore Subsidiary, the SPC and Winton Capital Management Limited (“Winton”) at a meeting of the Board held on September 16-17, 2020 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the new Trading Advisory Agreement for an initial period ending August 16, 2021. The Board’s decision to approve the Trading Advisory Agreement reflects the exercise of its business judgment. In approving the Trading Advisory Agreement, the Board considered information provided by Abbey Capital and Winton, with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the approval of the Trading Advisory Agreement between Abbey Capital and Winton, the Board took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Board considered (i) the nature, extent, and quality of services to be provided to the Fund by Winton; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Winton’s investment philosophies and processes; (iv) Winton’s assets under management and client descriptions; (v) Winton’s soft dollar commission and trade allocation policies; (vi) Winton’s advisory fee arrangements with the Company and other similarly managed clients, as applicable; (vii) Winton’s compliance procedures; and (viii) Winton’s financial information and insurance coverage.

The Board also considered the fees payable to Winton under the proposed Trading Advisory Agreement with Winton and the services to be provided by Winton. In this regard, the Board noted that the fees for Winton were payable by Abbey Capital.

After reviewing the information regarding the Adviser’s and Winton’s costs, profitability and economies of scale, and after considering the services to be provided by Winton, the Board concluded that the trading advisory fees to be paid by Abbey Capital to Winton were fair and reasonable, that the Trading Advisory Agreement is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Adviser derives an inappropriate advantage, and that the Trading Advisory Agreement with Winton should be approved for an initial period ending August 16, 2021.

Liquidity Risk Management Program

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program,

49

Abbey Capital Futures Strategy Fund

Other Information (Concluded)

(Unaudited)

the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Chief Risk Officer of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the fiscal period, the Board and its Investment and Liquidity Risk Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from June 1, 2019 to June 30, 2020 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s trading environment and reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund held a percentage of highly liquid assets above its highly liquid investment minimum at all times during the Period; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review the Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

50

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Investment Adviser
Abbey Capital Limited
1-2 Cavendish Row
Dublin 1, Ireland

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AFS-SAR21

Abbey Capital Multi Asset Fund

of

THE RBB FUND, INC.

Semi-Annual Report

February 28, 2021

(Unaudited)

Abbey Capital Multi Asset Fund

Semi-Annual Investment Adviser’s Report

February 28, 2021 (Unaudited)

Dear Shareholder,

The Abbey Capital Multi Asset Fund (the “Fund”) Class I Shares returned +12.62% net of fees for the 6-month fiscal period ended February 28, 2021. Positive performance was driven by the managed futures component of the Fund’s investment strategy, with gains stemming from trading in energy, base metals, equities and agricultural commodities. The Fund’s long US equity component was also positive over the 6-month period. The Fund allocates assets to its underlying trading advisers through its investment in ACMAF Master Offshore Limited (the “ACMAF Master”), a wholly-owned subsidiary of the Fund which invests substantially all of its assets in ACMAF Offshore SPC, which is a wholly-owned and controlled segregated portfolio company that invests in managed futures and foreign exchange. The Fund invests up to 25% of its assets into the ACMAF Master and invests its remaining assets in a long-only US equity strategy consisting of S&P 500 futures only and a fixed income strategy consisting primarily of U.S. Treasury obligations. The Fund allocates approximately 50% of its assets to S&P 500 futures and 100% of its assets to a managed futures strategy.

Abbey Global, LP (the “Predecessor Fund”), transferred all of its assets to the Fund on April 11, 2018.

Average Total Returns for the Periods Ended February 28, 2021

	2021 YTD	1 Year	SEP. 1, 2020 TO FEB. 28, 2021	5 Years Annualized	10 Years Annualized	ANNUALIZED SINCE INCEPTION ON MAY 14, 2002
Class I Shares	5.52%	34.49%	12.62%	11.50%	10.37%	11.09%
BofA Merrill Lynch 3-Month T-Bill Index*	0.02%	0.40%	0.06%	1.20%	0.63%	1.33%
S&P 500® Total Return Index*	1.72%	31.29%	9.74%	16.82%	13.43%	9.14%
Barclay CTA Index*	1.47%	7.50%	4.14%	1.05%	0.70%	3.60%

Barclay CTA numbers are based on the estimates available on the BarclayHedge website as of March 11, 2021

Source: Abbey Capital and Bloomberg

Performance quoted is past performance and does not guarantee future results. Additionally, the Predecessor Fund was not registered under the Investment Company Act of 1940 (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, its performance may have been adversely affected. Accordingly, Fund performance may be different than the Predecessor Fund’s restated past performance, which is included in the table above for the period between inception of the Fund on May 14, 2002 and April 11, 2018. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

Please note the above is shown for illustrative purposes only.

Performance from May 14, 2002 to April 11, 2018 is performance of the Predecessor Fund. The Fund commenced operations as a series of The RBB Fund, Inc. on April 11, 2018, when all of the assets of the Predecessor Fund transferred to Class I Shares of the Fund. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the Predecessor Fund. Performance of the Predecessor Fund is not an indicator of future Fund results. Performance from April 2014 to April 2018 represents proprietary performance as the only investors for that period were Abbey Capital Limited and its officers.

*

The Barclay CTA Index is derived from data which is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the Bank of America Merrill Lynch 3-Month T-Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable and the table above is shown for illustrative purposes only.

1

Abbey Capital Multi Asset Fund

Semi-Annual Investment Adviser’s Report (Continued)

February 28, 2021 (Unaudited)

Abbey Capital Limited (the “Adviser”) has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. This contractual limitation is in effect until December 31, 2021, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. In addition, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Without the expense limitation agreement, the expense ratio is 2.45% of the Fund’s average daily net assets attributable to Class I Shares, as stated in the Fund’s current prospectus dated December 31, 2020 (and which may differ from the actual expense ratio for the period covered by this report). The quoted performance would have been lower without the expense limitation.

Please refer to the prospectus for further information on expenses and fees.

Performance Analysis

The 6-month period ended February 28, 2021 was a positive period for Fund performance, with both the managed futures allocation and the long US equity allocation recording gains.

Performance was negative during September and October 2020 as market sentiment shifted, with investors turning more cautious due to rising COVID-19 cases in the US and Europe, concerns about valuations in the technology sector and uncertainty ahead of the upcoming US election. This bearish shift in risk sentiment was difficult for the Fund’s managed futures allocation as trends in many sectors reversed, while the long US equity allocation was also negative as US equities declined.

Fund performance turned more positive from November 2020 through February 2021.. Progress towards a COVID-19 vaccine, Biden’s victory in the US Presidential election and the prospect of a significant fiscal spending deal in the US saw equities rally sharply and strong trends emerge in other growth sensitive sectors like energy and base metals. Both the Fund’s managed futures allocation and its long US equity allocation were positive over this period.

Equities was the top-performing sector at the Fund level. Global equities had declined in September and October 2020, before rallying in November 2020 as various pharmaceutical companies announced positive results from vaccine trials. The MSCI World Index recorded its strongest monthly return in 45 years in November 2020, and uptrends in equities continued in subsequent months with the prospect of a US fiscal stimulus deal a key factor behind this rally. The Fund’s managed futures allocation held long equity positions throughout the period and thus saw positive performance, with longs in Japanese indices seeing the largest gains as the Nikkei 225 outperformed other global indices and reached a 30-year high. The Fund’s long US equity allocation was also profitable due to its consistent long exposure in S&P 500 futures with the S&P 500 Index rising +8.88% over the 6-month period.

Optimism about the economic growth outlook for 2021 grew as the COVID-19 vaccine rollout picked up momentum, and a weaker USD and rising inflation expectations in the US and elsewhere saw strong uptrends emerge in many commodity markets during this period. Talk of a potential “commodity super-cycle” by many market commentators was another factor driving the rally in commodities.

Crude oil declined in September and October 2020 on COVID-19 related demand concerns, before prices rallied strongly in November and December 2020 as the global growth outlook turned more positive. Price uptrends continued in 2021, with Organization of the Petroleum Exporting Countries (OPEC) supply cuts and weather-related disruptions to US production boosting prices. The Fund profited from short positions in crude oil and distillates in September 2020. Further gains occurred once positioning turned long in November 2020 and price uptrends emerged.

The Fund’s long positions in base metals held throughout the period resulted in further gains. Copper was the standout contract as prices hit a 9-year high on an improved global growth outlook, low inventories and solid Chinese demand. Longs in aluminium and nickel saw further gains.

2

Abbey Capital Multi Asset Fund

Semi-Annual Investment Adviser’s Report (Concluded)

February 28, 2021 (Unaudited)

The Fund profited from strong trends in agricultural commodities, most notably in soybeans and corn. Soybean prices rallied to a 6-year high due to strong Chinese demand, South American weather concerns and forecasts of lower supplies. Corn futures were also supported by Chinese demand and supply concerns, with prices hitting a 7-year high during the period. Cotton was another positive contract, with the managed futures allocation profiting from long exposures.

Performance in currencies was mixed, with the Fund’s modest gains in major currencies largely offset by losses in emerging market currencies. In major currencies, gains occurred from short USD positions against the AUD, NZD and CAD, with each of these three currencies rising alongside commodity prices. In emerging market currencies, longs in the MXN and PLN drove losses.

Gold prices declined during the period, despite a weaker USD and rising inflation expectations, as global bond yields rose and market sentiment turned more bullish. Long precious metal exposures were the largest detractor from Fund performance at the sector level, with longs in gold being the main source of losses.

The Fund’s performance in fixed income was also negative. As a result of strong uptrends in prices earlier in 2020, the managed futures allocation maintained long fixed income positions for much of the period and saw losses as global yields rose despite global central bank guidance remaining dovish. A more optimistic growth outlook for 2021, rising inflation expectations and the prospect of another round of US fiscal stimulus all contributed to a rise in global yields during the period.

Key to Currency Abbreviations
USD	US Dollar
AUD	Australian Dollar
NZD	New Zealand Dollar
CAD	Canadian Dollar
MXN	Mexican Peso
PLN	Polish Zloty

An investment in the Fund is speculative and involves substantial risk. It is possible that an investor may lose some or all of their investment. The Fund may invest up to 25% of its total assets in ACMAF Master, which invests substantially all of its assets in ACMAF Offshore SPC, which is a wholly-owned and controlled segregated portfolio company that invests in managed futures and foreign exchange. All investments in securities involve risk of the loss of capital. An investment in the Fund includes the risks inherent in an investment in securities, as well as specific risks associated with this open-ended investment product. Among the risks associated with investing in this Fund are Commodity Sector Risk, Counter-Party Risk, Credit Risk, Currency Risk, Manager and Management Risks, Subsidiary Risk, Tax Risk, Emerging Markets Risk, Leveraging Risk, Foreign Investment Risk, Fixed Income Securities Risks, Short Sale Risk and Portfolio Turnover Risks. The Fund may invest in or utilize derivative investments, futures contracts, and hedging strategies. One or more Trading Advisers, from time to time, may invest a substantial portion of the assets managed in a specific industry sector. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers. There can be no assurance that the Fund’s strategy (hedging or otherwise) will be successful or that it will employ such strategies with respect to all or any portion of its portfolio. The value of the Fund’s portfolio investments should be expected to fluctuate. Investing in managed futures is not suitable for all investors given its speculative nature and the high level of risk involved. The Fund is appropriate only for investors who can bear the risks associated with the product. This brief statement cannot disclose all of the risks and other factors necessary to evaluate an investment in the Fund. Investors are urged to take appropriate investment advice and to carefully consider their investment objectives, personal situation, and factors such as net worth, income, age, risk tolerance and liquidity needs before investing in the Fund. Before investing, investors should carefully consider the Fund’s investment objectives, risks, tax considerations, sales charges and expenses.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Consolidated Portfolio of Investments in this report for a complete list of Fund holdings.

The Abbey Capital Multi Asset Fund is distributed by Quasar Distributions, LLC.

3

Abbey Capital Multi Asset Fund

Performance Data

February 28, 2021 (Unaudited)

Average Annual Total Returns for the Periods Ended February 28, 2021
	Six Months†	One Year	Five Years	Ten Years	Since Inception
Class I Shares*	12.62%	34.49%	11.50%	10.37%	11.09%
S&P 500® Total Return Index	9.74%	31.29%	16.82%	13.43%	9.14%**
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index***	0.06%	0.40%	1.20%	0.63%	1.33%**
Barclay CTA Index***	4.14%	7.50%	1.05%	0.70%	3.60%**

†	Not annualized.

*

Performance from May 14, 2002 to April 10, 2018 is performance of Abbey Global LP (the “Predecessor Fund”). The Fund commenced operations as a series of The RBB Fund, Inc. on April 11, 2018, when all the assets of the Predecessor Fund transferred to Class I Shares of the Fund.

**	Performance is from the inception date of the Predecessor Fund only and is not the inception date of the benchmark itself.

***	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Without the limitation arrangement, the gross expense ratio is 2.45% for Class I Shares, as stated in the current prospectus (and which may differ from the actual expense ratio for the period covered by this report). This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

Performance quoted is past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

The Barclay CTA Index is derived from data which is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable. Additionally, these indices are not available for direct investment and the above is shown for illustrative purposes only.

4

Abbey Capital Multi Asset Fund

Performance Data (Concluded)

February 28, 2021 (Unaudited)

Barclay CTA Index

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. There are currently 510 programs included in the calculation of the Barclay CTA Index for 2020. The Barclay CTA Index is equally weighted and rebalanced at the beginning of each year.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI World Index

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,583 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Nikkei 225 Index

The Nikkei 225 Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies traded on the Tokyo Stock Exchange.

S&P 500® Index

The S&P 500® Index is a market-capitalization-weighted index of 500 U.S. stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on January 1, 1923, though expanded to 500 stocks on March 4, 1957.

The S&P 500® Total Return Index

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date.

A basis point is one hundredth of one percent.

Portfolio composition is subject to change. It is not possible to invest directly in an index.

5

Abbey Capital Multi Asset Fund

Fund Expense Example

February 28, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from September 1, 2020 through February 28, 2021, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any). Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class I Shares
	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual	$1,000.00	$1,126.20	$9.44	1.79%	12.62%
Hypothetical (5% return before expenses)	1,000.00	1,015.92	8.95	1.79	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period September 1, 2020 to February 28, 2021, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

6

Abbey Capital Multi Asset Fund

Consolidated Portfolio Holdings Summary Table

February 28, 2021 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	81.8%	$49,006,583
Money Market Deposit Account	3.4	2,015,346
OTHER ASSETS IN EXCESS OF LIABILITIES
(including futures and forward foreign currency contracts)	14.8	8,859,252
NET ASSETS	100.0%	$59,881,181

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Long U.S. Equity” Strategy and a “Fixed Income” strategy.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.
7

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments

February 28, 2021 (Unaudited)

	Coupon*	Maturity Date	Par (000’s)	Value
SHORT-TERM INVESTMENTS — 85.2%
U.S. TREASURY OBLIGATIONS — 81.8%
U.S. Treasury Bills	0.101%	03/04/21	$740	$739,999
U.S. Treasury Bills	0.103%	03/11/21	1,110	1,109,992
U.S. Treasury Bills	0.081%	03/18/21	1,961	1,960,984
U.S. Treasury Bills	0.086%	03/25/21	1,289	1,288,976
U.S. Treasury Bills	0.065%	04/01/21	1,626	1,625,954
U.S. Treasury Bills	0.100%	04/08/21	2,187	2,186,934
U.S. Treasury Bills	0.096%	04/15/21	478	477,982
U.S. Treasury Bills	0.096%	04/22/21	527	526,983
U.S. Treasury Bills	0.086%	04/29/21	172	171,992
U.S. Treasury Bills	0.074%	05/06/21	1,359	1,358,925
U.S. Treasury Bills	0.085%	05/13/21	3,412	3,411,740
U.S. Treasury Bills	0.068%	05/20/21	762	761,936
U.S. Treasury Bills	0.071%	05/27/21	2,074	2,073,849
U.S. Treasury Bills	0.079%	06/03/21	539	538,937
U.S. Treasury Bills	0.061%	06/10/21	284	283,972
U.S. Treasury Bills	0.079%	06/17/21	3,864	3,863,507
U.S. Treasury Bills	0.071%	06/24/21	503	502,936
U.S. Treasury Bills	0.063%	07/01/21	931	930,866
U.S. Treasury Bills	0.071%	07/08/21	1,153	1,152,835
U.S. Treasury Bills	0.076%	07/15/21	645	644,903
U.S. Treasury Bills	0.071%	07/22/21	10,195	10,193,279
U.S. Treasury Bills	0.030%	07/29/21	1,175	1,174,780
U.S. Treasury Bills	0.032%	08/05/21	1,353	1,352,721
U.S. Treasury Bills	0.045%	08/12/21	3,282	3,281,290
U.S. Treasury Bills	0.029%	08/19/21	2,963	2,962,297
U.S. Treasury Bills	0.041%	08/26/21	4,429	4,428,014
TOTAL U.S. TREASURY OBLIGATIONS ($49,004,175)				49,006,583

			Number of Shares (000’s)
MONEY MARKET DEPOSIT ACCOUNT — 3.4%
U.S. Bank Money Market Deposit Account, 0.01% (United States)(a)			2,015	2,015,346
TOTAL MONEY MARKET DEPOSIT ACCOUNT ($2,015,346)				2,015,346

TOTAL SHORT-TERM INVESTMENTS
(Cost $51,019,521)				51,021,929
TOTAL INVESTMENTS — 85.2%
(Cost $51,019,521)				51,021,929

OTHER ASSETS IN EXCESS OF LIABILITIES — 14.8%				8,859,252
NET ASSETS — 100.0%				$59,881,181

*	Short-term investments’ coupon reflect the annualized effective yield on the date of purchase for discounted investments.

(a)	The rate shown is as of February 28, 2021.

The accompanying notes are an integral part of the consolidated financial statements.
8

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Futures contracts outstanding as of February 28, 2021 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3-Month Euro Euribor	Sep-21	7	$2,122,124	$(664)
3-Month Euro Euribor	Dec-21	4	1,212,642	(362)
3-Month Euro Euribor	Mar-22	2	606,231	—
3-Month Euro Euribor	Jun-22	56	16,973,613	(14,569)
3-Month Euro Euribor	Mar-23	1	302,919	(392)
3-Month Euro Euribor	Jun-23	1	302,814	15
3-Month Euro Euribor	Mar-24	1	302,497	(422)
90-DAY Bank Bill	Sep-21	13	10,000,135	(1,821)
90-DAY Bank Bill	Dec-21	2	1,538,331	(284)
90-DAY Bank Bill	Mar-22	1	769,108	(209)
90-DAY Bank Bill	Jun-22	1	769,033	(152)
90-DAY Bank Bill	Sep-22	1	768,900	(227)
90-DAY Eurodollar Futures	Jun-21	2	499,150	175
90-DAY Eurodollar Futures	Sep-21	34	8,483,850	(1,200)
90-DAY Eurodollar Futures	Dec-21	23	5,736,775	(1,225)
90-DAY Eurodollar Futures	Jun-22	2	498,725	(113)
90-DAY Eurodollar Futures	Sep-22	3	747,563	(825)
90-DAY Eurodollar Futures	Dec-22	4	995,550	(1,563)
90-DAY Eurodollar Futures	Mar-23	1	248,675	(600)
90-DAY Eurodollar Futures	Jun-23	5	496,500	(1,388)
90-DAY Eurodollar Futures	Jun-24	1	246,625	125
90-DAY Sterling Futures	Sep-21	2	348,022	(383)
90-DAY Sterling Futures	Dec-21	3	521,851	(914)
90-DAY Sterling Futures	Mar-22	9	1,042,761	(1,977)
90-DAY Sterling Futures	Jun-22	3	521,119	(1,149)
90-DAY Sterling Futures	Sep-22	1	173,602	(462)
90-DAY Sterling Futures	Dec-22	2	346,977	(1,097)
Amsterdam Index Futures	Mar-21	5	785,295	(41,358)
AUD/USD Currency Futures	Mar-21	52	4,009,460	(53,182)
Australian 3-Year Bond Futures	Mar-21	19	1,707,526	(8,774)
Bank Acceptance Futures	Sep-21	5	977,428	(373)
Bank Acceptance Futures	Dec-21	4	781,589	(452)
Bank Acceptance Futures	Mar-22	3	585,720	(825)
Bank Acceptance Futures	Jun-22	2	389,851	(835)
Bank Acceptance Futures	Sep-22	1	194,592	(766)
Brent Crude Futures	May-21	17	1,095,140	22,930
Brent Crude Futures	Jun-21	2	127,460	7,210
Brent Crude Futures	Dec-21	2	121,200	21,360
Brent Crude Oil Last Day	May-21	1	64,420	150
CAC40 10 Euro Futures	Mar-21	6	412,567	(5,840)
CAD Currency Futures	Mar-21	58	4,564,310	(21,416)
CHF Currency Futures	Mar-21	12	1,650,600	(5,413)
Cocoa Futures	May-21	1	26,040	1,510
Coffee ‘C’ Futures	May-21	4	206,250	10,106
Copper Futures	May-21	13	1,330,063	(23,463)
Copper Futures	Jul-21	1	102,263	(2,188)
Corn Futures	May-21	18	492,750	2,225
Corn Futures	Jul-21	13	347,750	20,175

The accompanying notes are an integral part of the consolidated financial statements.
9

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Corn Futures	Sep-21	1	$24,475	$300
Corn Futures	Dec-21	1	23,538	1,313
Cotton No.2 Futures	May-21	10	399,735	27,355
DAX Index Futures	Mar-21	6	2,490,136	33,497
DJIA Mini E-CBOT	Mar-21	6	927,360	15,210
E-Mini Energy Select Futures	Mar-21	2	100,020	14,410
E-Mini Technology Select Futures	Mar-21	1	131,680	2,460
Emissions ICE	Dec-21	6	269,881	45,258
EUR Foreign Exchange Currency Futures	Mar-21	50	7,550,938	(40,445)
Euro BUXL 30-Year Bond Futures	Mar-21	1	253,158	(16,602)
Euro STOXX 50	Mar-21	9	393,853	2,347
Euro/JPY Futures	Mar-21	4	604,249	12,583
Euro-BTP Futures	Mar-21	11	1,988,152	(24,276)
Euro-Bund Futures	Mar-21	1	209,215	(1,822)
Euro-Oat Futures	Mar-21	8	1,577,490	(34,302)
FTSE 100 Index Futures	Mar-21	8	717,722	(29,961)
FTSE China A50 Index	Mar-21	11	200,244	(10,076)
FTSE/JSE TOP 40	Mar-21	3	119,447	1,695
FTSE/MIB Index Futures	Mar-21	1	137,721	(2,721)
Gasoline RBOB Futures	Apr-21	14	1,146,894	134,140
GBP Currency Futures	Mar-21	25	2,179,063	18,225
Gold 100 Oz Futures	Apr-21	1	172,880	(13,740)
Hang Seng China Enterprises Index Futures	Mar-21	4	290,674	(16,025)
Hang Seng Index Futures	Mar-21	7	1,306,738	(56,231)
IBEX 35 Index Futures	Mar-21	1	98,894	898
JPY Currency Futures	Mar-21	7	820,619	(15,700)
Kansas City Hard Red Winter Wheat Futures	May-21	3	95,063	(1,275)
Lean Hogs Futures	Apr-21	2	69,720	10,170
Lean Hogs Futures	Jun-21	8	301,360	5,130
Live Cattle Futures	Jun-21	3	142,110	6,650
LME Aluminum Forward	Mar-21	132	7,034,775	483,976
LME Aluminum Forward	Jun-21	69	3,724,706	239,921
LME Aluminum Forward — 90 Day Settlement	Mar-21	1	53,547	3,109
LME Aluminum Forward — 90 Day Settlement	Mar-21	1	53,369	2,456
LME Aluminum Forward — 90 Day Settlement	Mar-21	1	53,288	3,297
LME Aluminum Forward — 90 Day Settlement	Apr-21	1	53,494	2,463
LME Aluminum Forward — 90 Day Settlement	Apr-21	1	53,569	4,469
LME Aluminum Forward — 90 Day Settlement	May-21	1	53,735	1,985
LME Aluminum Forward — 90 Day Settlement	May-21	1	53,813	(213)
LME Aluminum Forward — 90 Day Settlement	May-21	2	107,700	(436)
LME Copper Forward	Mar-21	40	9,093,250	1,700,029
LME Copper Forward	Jun-21	15	3,402,750	415,975
LME Copper Forward — 90 Day Settlement	May-21	1	226,977	20,237
LME Copper Forward — 90 Day Settlement	May-21	1	227,005	17,147
LME Copper Forward — 90 Day Settlement	May-21	1	227,024	17,636
LME Lead Forward	Mar-21	13	663,731	13,431
LME Lead Forward	Jun-21	4	205,500	(4,807)
LME Nickel Forward	Mar-21	12	1,334,880	112,712
LME Nickel Forward	Jun-21	5	557,400	2,519
LME Nickel Forward — 90 Day Settlement	Mar-21	1	111,194	7,520

The accompanying notes are an integral part of the consolidated financial statements.
10

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Palladium Forward — 90 Day Settlement	Apr-21	1	$51,160	$347
LME Palladium Forward — 90 Day Settlement	Apr-21	1	51,164	414
LME Palladium Forward — 90 Day Settlement	Apr-21	1	51,227	389
LME Palladium Forward — 90 Day Settlement	Apr-21	2	102,463	146
LME Palladium Forward — 90 Day Settlement	May-21	1	51,253	(1,603)
LME Palladium Forward — 90 Day Settlement	May-21	1	51,276	(849)
LME Palladium Forward — 90 Day Settlement	May-21	1	51,308	(1,777)
LME Zinc Forward	Mar-21	7	486,413	16,454
LME Zinc Forward	Jun-21	5	349,438	(1,205)
Low Sulphur Gasoil G Futures	Apr-21	10	532,750	25,500
Low Sulphur Gasoil G Futures	May-21	1	53,300	3,475
Low Sulphur Gasoil G Futures	Jul-21	1	53,100	575
Lumber Futures	May-21	1	93,247	(5,346)
Micro EUR/USD Futures	Mar-21	2	30,204	(84)
Mill Wheat Euro	May-21	2	27,690	1,388
Mill Wheat Euro	Sep-21	1	12,050	(45)
Mini H-Shares Index Futures	Mar-21	1	14,534	(745)
Mini HSI Index Futures	Mar-21	5	186,677	(10,404)
MSCI EAFE Index Futures	Mar-21	3	324,600	1,475
MSCI Emerging Markets Index Futures	Mar-21	6	401,430	(1,145)
MSCI Singapore Exchange ETS	Mar-21	2	50,794	1,006
MXN Currency Futures	Mar-21	25	596,000	(28,370)
Nasdaq 100 E-Mini	Mar-21	5	1,291,100	15,704
Natural Gas Futures	Apr-21	1	27,710	(270)
Natural Gas Futures	May-21	1	28,090	(1,610)
Nikkei 225 (Singapore Exchange)	Mar-21	7	960,739	21,577
NY Harbor Ultra-Low Sulfur Diesel Futures	Apr-21	14	1,083,743	54,377
NY Harbor Ultra-Low Sulfur Diesel Futures	May-21	1	77,066	3,646
NY Harbor Ultra-Low Sulfur Diesel Futures	Dec-21	1	76,562	16,044
NZD Currency Futures	Mar-21	18	1,302,120	15,195
OMX Stockholm 30 Index Futures	Mar-21	38	902,308	(8,137)
Palm Oil Futures	Jun-21	1	22,242	1,686
Platinum Futures	Apr-21	1	59,265	2,650
Russell 2000 E-Mini	Mar-21	4	439,840	43,300
S&P 500 E-Mini Futures	Mar-21	136	25,902,560	629,245
S&P Mid 400 E-Mini	Mar-21	1	249,470	25,255
S&P/TSX 60 IX Futures	Mar-21	4	673,770	7,874
SGX Iron Ore 62% Futures	Apr-21	2	33,808	117
SGX Nifty 50	Mar-21	7	203,343	(3,916)
Short BTP Future	Mar-21	6	817,606	(1,400)
Silver Futures	May-21	4	528,800	(26,600)
Soybean Futures	May-21	5	351,062	9,513
Soybean Futures	Jul-21	9	626,175	9,213
Soybean Futures	Nov-21	1	61,150	1,663
Soybean Meal Futures	May-21	2	84,280	(1,500)
Soybean Oil Futures	May-21	5	149,820	13,164
Soybean Oil Futures	Dec-21	2	53,172	8,328
SPI 200 Futures	Mar-21	5	637,585	3,020
STOXX Europe 600 Banks Index	Mar-21	3	21,826	591
STOXX Europe 600 Index	Mar-21	2	48,648	1,882

The accompanying notes are an integral part of the consolidated financial statements.
11

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Sugar No. 11 (World)	May-21	75	$1,381,800	$10,797
Sugar No. 11 (World)	Jul-21	4	71,008	1,590
Sugar No. 11 (World)	Mar-22	1	17,662	470
Topix Index Futures	Mar-21	1	175,946	5,582
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Jun-21	10	1,327,187	1,391
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	Jun-21	59	11,259,046	(8,508)
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Jun-21	22	1,363,656	(2,664)
Wheat (Chicago Board of Trade)	May-21	26	858,325	(5,263)
Wheat (Chicago Board of Trade)	Jul-21	15	487,500	9,275
Wheat (Chicago Board of Trade)	Sep-21	1	32,312	1,050
Wheat (Chicago Board of Trade)	Dec-21	1	32,500	1,338
WTI Crude Futures	Apr-21	9	553,500	15,700
WTI Crude Futures	May-21	3	183,690	4,640
WTI Crude Futures	Jun-21	7	425,180	280
WTI Crude Futures	Dec-21	2	114,400	20,850
WTI Crude Futures IPE	Apr-21	1	61,500	1,060
				$3,898,784

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10-Year Mini Japanese Government Bond Futures	Mar-21	13	$(1,839,111)	$10,273
90-DAY Eurodollar Futures	Dec-22	2	(497,775)	(125)
90-DAY Eurodollar Futures	Dec-23	9	(2,225,475)	8,188
90-DAY Sterling Futures	Dec-21	77	(13,394,167)	10,231
90-DAY Sterling Futures	Dec-22	15	(2,602,331)	4,223
90-DAY Sterling Futures	Jun-23	1	(173,236)	(17)
90-DAY Sterling Futures	Dec-23	13	(2,249,014)	7,776
AUD/USD Currency Futures	Mar-21	5	(385,525)	4,045
Australian 10-Year Bond Futures	Mar-21	31	(3,269,544)	103,773
Australian 3-Year Bond Futures	Mar-21	1	(89,869)	241
CAD Currency Futures	Mar-21	2	(157,390)	730
Canadian 10-Year Bond Futures	Jun-21	18	(1,977,086)	24,367
CHF Currency Futures	Mar-21	7	(962,850)	3,450
Cocoa Futures ICE	May-21	1	(24,631)	(1,310)
Dollar Index	Mar-21	15	(1,363,230)	(6,053)
EUR Foreign Exchange Currency Futures	Mar-21	1	(151,019)	925
Euro BUXL 30-Year Bond Futures	Mar-21	1	(253,158)	532
Euro STOXX 50	Mar-21	21	(918,992)	(7,070)
Euro-Bobl Futures	Mar-21	43	(6,963,031)	21,115
Euro-Bund Futures	Mar-21	29	(6,067,253)	30,731
Euro-Schatz Futures	Mar-21	89	(12,045,137)	4,237
FTSE 100 Index Futures	Mar-21	13	(986,869)	14,003
Gold 100 Oz Futures	Apr-21	23	(3,976,240)	77,030
Hang Seng Index Futures	Mar-21	2	(186,677)	11,191
JPN 10-Year Bond (Osaka Securities Exchange)	Mar-21	6	(8,478,071)	52,441
JPY Currency Futures	Mar-21	41	(1,992,931)	20,825
LME Aluminum Forward	Mar-21	132	(7,034,775)	(467,059)

The accompanying notes are an integral part of the consolidated financial statements.
12

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Aluminum Forward	Jun-21	52	$(2,807,025)	$(31,631)
LME Aluminum Forward — 90 Day Settlement	Mar-21	1	(53,547)	(3,662)
LME Aluminum Forward — 90 Day Settlement	Mar-21	1	(53,369)	(2,413)
LME Aluminum Forward — 90 Day Settlement	Mar-21	1	(53,288)	(1,700)
LME Aluminum Forward — 90 Day Settlement	Apr-21	1	(53,494)	(4,470)
LME Aluminum Forward — 90 Day Settlement	Apr-21	1	(53,569)	(1,925)
LME Aluminum Forward — 90 Day Settlement	May-21	1	(53,800)	(38)
LME Aluminum Forward — 90 Day Settlement	May-21	1	(53,813)	339
LME Copper Forward	Mar-21	40	(9,093,250)	(1,460,444)
LME Copper Forward	Jun-21	8	(1,814,800)	(3,681)
LME Copper Forward — 90 Day Settlement	May-21	1	(226,977)	(32,877)
LME Copper Forward — 90 Day Settlement	May-21	1	(227,005)	(20,317)
LME Copper Forward — 90 Day Settlement	May-21	1	(227,024)	(17,186)
LME Lead Forward	Mar-21	13	(663,731)	(28,784)
LME Nickel Forward	Mar-21	12	(1,334,880)	(51,390)
LME Nickel Forward — 90 Day Settlement	Mar-21	1	(111,194)	(15,224)
LME Palladium Forward — 90 Day Settlement	Apr-21	1	(51,160)	(435)
LME Palladium Forward — 90 Day Settlement	Apr-21	1	(51,164)	(140)
LME Palladium Forward — 90 Day Settlement	Apr-21	1	(51,227)	(173)
LME Palladium Forward — 90 Day Settlement	Apr-21	2	(102,463)	2,381
LME Palladium Forward — 90 Day Settlement	May-21	1	(51,253)	(203)
LME Palladium Forward — 90 Day Settlement	May-21	1	(51,276)	1,650
LME Palladium Forward — 90 Day Settlement	May-21	1	(51,313)	150
LME Zinc Forward	Mar-21	7	(486,412)	(15,057)
Long Gilt Futures	Jun-21	50	(5,518,300)	50,991
Natural Gas Futures	Apr-21	3	(55,420)	(30)
Natural Gas Futures	May-21	2	(56,180)	80
Natural Gas Futures	Jun-21	1	(28,620)	1,490
Nikkei 225 (Singapore Exchange)	Mar-21	3	(274,496)	1,501
Silver Futures	May-21	3	(396,600)	(225)
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Jun-21	37	(4,910,593)	27,356
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	Jun-21	2	(441,531)	(62)
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Jun-21	38	(4,710,813)	29,563
U.S. Treasury Long Bond (Chicago Board of Trade)	Jun-21	18	(2,865,937)	18,859
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Jun-21	3	(567,187)	914
				$(1,628,100)
Total Futures Contracts				$2,270,684

The accompanying notes are an integral part of the consolidated financial statements.
13

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Forward foreign currency contracts outstanding as of February 28, 2021 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	1,200,000	NZD	1,286,030	Mar 01 2021	SOCIETE GENERALE	$(5,878)
AUD	308,604	USD	245,126	Mar 01 2021	SOCIETE GENERALE	(7,669)
AUD	308,604	USD	244,230	Mar 02 2021	SOCIETE GENERALE	(6,773)
AUD	4,259,022	CAD	4,163,262	Mar 03 2021	SOCIETE GENERALE	5,641
AUD	983,505	EUR	625,000	Mar 03 2021	SOCIETE GENERALE	2,597
AUD	883,742	GBP	500,000	Mar 03 2021	SOCIETE GENERALE	(16,611)
AUD	600,000	JPY	48,062,240	Mar 03 2021	SOCIETE GENERALE	10,770
AUD	3,000,000	NZD	3,219,861	Mar 03 2021	SOCIETE GENERALE	(18,149)
AUD	1,508,604	USD	1,174,421	Mar 03 2021	SOCIETE GENERALE	(13,610)
BRL	524,912	USD	100,000	Mar 17 2021	SOCIETE GENERALE	(6,407)
CAD	1,387,407	USD	1,104,901	Mar 01 2021	SOCIETE GENERALE	(14,678)
CAD	1,583,844	AUD	1,600,000	Mar 02 2021	SOCIETE GENERALE	13,454
CAD	1,387,407	USD	1,091,247	Mar 02 2021	SOCIETE GENERALE	(1,020)
CAD	2,601,647	AUD	2,659,022	Mar 03 2021	SOCIETE GENERALE	(1,628)
CAD	800,000	JPY	65,951,220	Mar 03 2021	SOCIETE GENERALE	9,908
CAD	1,100,000	USD	866,298	Mar 03 2021	SOCIETE GENERALE	(1,914)
CHF	2,011,955	USD	2,217,328	Mar 01 2021	SOCIETE GENERALE	(5,377)
CHF	2,011,955	USD	2,223,951	Mar 02 2021	SOCIETE GENERALE	(11,945)
CHF	269,913	EUR	250,000	Mar 03 2021	SOCIETE GENERALE	(4,911)
CHF	750,000	JPY	88,207,500	Mar 03 2021	SOCIETE GENERALE	(2,944)
CHF	2,761,955	USD	3,059,307	Mar 03 2021	SOCIETE GENERALE	(22,654)
CLP	291,026,803	USD	400,000	Mar 17 2021	SOCIETE GENERALE	2,182
CNH	4,549,431	USD	700,000	Mar 03 2021	SOCIETE GENERALE	1,249
CNH	1,635,742	USD	250,000	Mar 17 2021	SOCIETE GENERALE	1,853
COP	520,164,475	USD	150,000	Mar 17 2021	SOCIETE GENERALE	(7,463)
CZK	2,606,596	EUR	100,000	Mar 17 2021	SOCIETE GENERALE	(537)
EUR	621,371	USD	754,956	Mar 01 2021	SOCIETE GENERALE	(5,195)
EUR	125,000	AUD	195,914	Mar 02 2021	SOCIETE GENERALE	84
EUR	625,000	SEK	6,366,049	Mar 02 2021	SOCIETE GENERALE	203
EUR	291,716	USD	355,145	Mar 02 2021	SOCIETE GENERALE	(3,146)
EUR	500,000	CAD	772,609	Mar 03 2021	SOCIETE GENERALE	(3,782)
EUR	750,000	CHF	826,232	Mar 03 2021	SOCIETE GENERALE	(3,401)
EUR	600,000	GBP	530,859	Mar 03 2021	SOCIETE GENERALE	(15,605)
EUR	700,000	JPY	88,672,040	Mar 03 2021	SOCIETE GENERALE	12,776
EUR	100,000	PLN	454,472	Mar 03 2021	SOCIETE GENERALE	(611)
EUR	500,000	USD	606,723	Mar 03 2021	SOCIETE GENERALE	(3,386)
EUR	50,000	CZK	1,325,310	Mar 17 2021	SOCIETE GENERALE	(746)
EUR	400,000	HUF	144,458,868	Mar 17 2021	SOCIETE GENERALE	2,187
EUR	100,000	NOK	1,063,644	Mar 17 2021	SOCIETE GENERALE	(1,957)
EUR	300,000	PLN	1,354,732	Mar 17 2021	SOCIETE GENERALE	575
EUR	400,000	SEK	4,057,406	Mar 17 2021	SOCIETE GENERALE	2,232
GBP	142,533	EUR	165,637	Mar 01 2021	SOCIETE GENERALE	(1,282)
GBP	6,107,246	USD	8,624,183	Mar 01 2021	SOCIETE GENERALE	(115,442)
GBP	500,000	AUD	903,060	Mar 02 2021	SOCIETE GENERALE	1,746
GBP	6,144,983	USD	8,633,117	Mar 02 2021	SOCIETE GENERALE	(71,766)
GBP	125,000	CHF	158,512	Mar 03 2021	SOCIETE GENERALE	(124)
GBP	1,051,089	EUR	1,200,000	Mar 03 2021	SOCIETE GENERALE	16,401
GBP	375,000	JPY	54,460,175	Mar 03 2021	SOCIETE GENERALE	11,532
GBP	6,394,983	USD	8,911,030	Mar 03 2021	SOCIETE GENERALE	(1,337)
HUF	59,233,380	USD	200,000	Mar 03 2021	SOCIETE GENERALE	(2,871)

The accompanying notes are an integral part of the consolidated financial statements.
14

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
HUF	107,400,141	EUR	300,000	Mar 17 2021	SOCIETE GENERALE	$(4,781)
ILS	646,002	USD	200,000	Mar 03 2021	SOCIETE GENERALE	(4,825)
ILS	324,108	USD	100,000	Mar 17 2021	SOCIETE GENERALE	(2,059)
INR	58,602,000	USD	801,048	Mar 02 2021	SOCIETE GENERALE	(3,982)
INR	33,279,669	USD	450,000	Mar 17 2021	SOCIETE GENERALE	1,596
JPY	26,991,500	EUR	209,592	Mar 01 2021	SOCIETE GENERALE	323
JPY	1,041,980,930	USD	9,816,118	Mar 01 2021	SOCIETE GENERALE	(40,724)
JPY	49,998,623	AUD	600,000	Mar 02 2021	SOCIETE GENERALE	7,394
JPY	37,771,610	EUR	291,716	Mar 02 2021	SOCIETE GENERALE	2,360
JPY	46,845,221	NZD	600,000	Mar 02 2021	SOCIETE GENERALE	5,952
JPY	1,011,330,690	USD	9,491,607	Mar 02 2021	SOCIETE GENERALE	(3,676)
JPY	16,690,220	CAD	200,000	Mar 03 2021	SOCIETE GENERALE	(578)
JPY	29,323,225	CHF	250,000	Mar 03 2021	SOCIETE GENERALE	238
JPY	12,800,540	EUR	100,000	Mar 03 2021	SOCIETE GENERALE	(576)
JPY	50,000,000	USD	479,554	Mar 03 2021	SOCIETE GENERALE	(10,469)
KRW	894,116,765	USD	801,507	Mar 02 2021	SOCIETE GENERALE	(5,692)
KRW	1,423,974,228	USD	1,300,000	Mar 17 2021	SOCIETE GENERALE	(32,577)
KRW	887,936,000	USD	800,000	Mar 24 2021	SOCIETE GENERALE	(9,675)
MXN	4,500,000	USD	215,890	Mar 01 2021	SOCIETE GENERALE	(865)
MXN	8,000,000	USD	397,230	Mar 03 2021	SOCIETE GENERALE	(15,045)
NOK	1,697,849	USD	200,000	Mar 03 2021	SOCIETE GENERALE	(4,183)
NOK	4,115,634	EUR	400,000	Mar 17 2021	SOCIETE GENERALE	(8,198)
NZD	1,279,050	AUD	1,200,000	Mar 01 2021	SOCIETE GENERALE	834
NZD	6,980	USD	5,095	Mar 01 2021	SOCIETE GENERALE	(51)
NZD	1,922,118	AUD	1,800,000	Mar 03 2021	SOCIETE GENERALE	3,809
NZD	600,000	JPY	44,423,160	Mar 03 2021	SOCIETE GENERALE	16,768
NZD	600,000	USD	428,092	Mar 03 2021	SOCIETE GENERALE	5,442
PHP	7,225,261	USD	150,000	Mar 17 2021	SOCIETE GENERALE	(1,163)
PLN	449,588	EUR	100,000	Mar 03 2021	SOCIETE GENERALE	(692)
PLN	1,864,626	USD	500,000	Mar 03 2021	SOCIETE GENERALE	(2,413)
PLN	1,120,437	EUR	250,000	Mar 17 2021	SOCIETE GENERALE	(2,749)
RUB	14,869,878	USD	200,000	Mar 17 2021	SOCIETE GENERALE	(955)
SEK	6,305,501	EUR	625,000	Mar 03 2021	SOCIETE GENERALE	(7,383)
SEK	3,418,039	NOK	3,500,000	Mar 03 2021	SOCIETE GENERALE	1,149
SEK	1,665,500	USD	200,000	Mar 03 2021	SOCIETE GENERALE	(2,747)
SEK	10,167,530	EUR	1,000,000	Mar 17 2021	SOCIETE GENERALE	(2,734)
SGD	1,727,062	USD	1,300,000	Mar 03 2021	SOCIETE GENERALE	(4,799)
SGD	598,875	USD	450,000	Mar 17 2021	SOCIETE GENERALE	(898)
THB	9,015,217	USD	300,000	Mar 17 2021	SOCIETE GENERALE	(853)
TRY	740,397	USD	100,066	Mar 01 2021	SOCIETE GENERALE	(501)
TRY	2,900,518	USD	400,000	Mar 03 2021	SOCIETE GENERALE	(10,286)
TWD	9,693,614	USD	350,000	Mar 17 2021	SOCIETE GENERALE	(1,925)
TWD	8,373,900	USD	300,000	Mar 19 2021	SOCIETE GENERALE	692
TWD	8,343,900	USD	300,000	Mar 24 2021	SOCIETE GENERALE	(372)
TWD	2,761,595	USD	100,000	Apr 06 2021	SOCIETE GENERALE	(822)
USD	244,229	AUD	308,604	Mar 01 2021	SOCIETE GENERALE	6,772
USD	237,934	AUD	308,604	Mar 02 2021	SOCIETE GENERALE	476
USD	315,010	AUD	400,000	Mar 03 2021	SOCIETE GENERALE	7,226
USD	150,000	BRL	787,622	Mar 17 2021	SOCIETE GENERALE	9,566
USD	1,091,244	CAD	1,387,407	Mar 01 2021	SOCIETE GENERALE	1,020
USD	234,806	CAD	300,000	Mar 03 2021	SOCIETE GENERALE	(935)

The accompanying notes are an integral part of the consolidated financial statements.
15

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Concluded)

February 28, 2021 (Unaudited)

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	2,223,892	CHF	2,011,955	Mar 01 2021	SOCIETE GENERALE	$11,940
USD	2,212,885	CHF	2,011,955	Mar 02 2021	SOCIETE GENERALE	879
USD	150,000	CLP	109,077,902	Mar 17 2021	SOCIETE GENERALE	(739)
USD	50,000	CNH	323,495	Mar 17 2021	SOCIETE GENERALE	192
USD	50,000	COP	179,395,425	Mar 17 2021	SOCIETE GENERALE	842
USD	300,072	EUR	246,142	Mar 01 2021	SOCIETE GENERALE	3,071
USD	55,068	EUR	45,574	Mar 03 2021	SOCIETE GENERALE	75
USD	8,781,215	GBP	6,249,779	Mar 01 2021	SOCIETE GENERALE	73,894
USD	8,570,408	GBP	6,144,983	Mar 02 2021	SOCIETE GENERALE	9,057
USD	800,000	INR	58,602,000	Mar 02 2021	SOCIETE GENERALE	2,934
USD	500,000	INR	37,127,838	Apr 05 2021	SOCIETE GENERALE	(2,191)
USD	10,093,539	JPY	1,068,972,430	Mar 01 2021	SOCIETE GENERALE	64,923
USD	9,883,289	JPY	1,049,102,300	Mar 02 2021	SOCIETE GENERALE	40,999
USD	9,491,705	JPY	1,011,330,690	Mar 03 2021	SOCIETE GENERALE	3,692
USD	800,000	KRW	894,116,763	Mar 02 2021	SOCIETE GENERALE	4,185
USD	1,050,000	KRW	1,165,262,315	Mar 17 2021	SOCIETE GENERALE	12,846
USD	216,585	MXN	4,500,000	Mar 01 2021	SOCIETE GENERALE	1,560
USD	336,037	MXN	7,000,000	Mar 03 2021	SOCIETE GENERALE	1,626
USD	200,000	NOK	1,714,970	Mar 02 2021	SOCIETE GENERALE	2,208
USD	72,462	NZD	100,000	Mar 02 2021	SOCIETE GENERALE	207
USD	100,000	PHP	4,855,526	Mar 17 2021	SOCIETE GENERALE	(21)
USD	150,000	RUB	11,238,001	Mar 17 2021	SOCIETE GENERALE	(429)
USD	200,000	SEK	1,677,384	Mar 02 2021	SOCIETE GENERALE	1,342
USD	1,300,000	SGD	1,725,909	Mar 02 2021	SOCIETE GENERALE	5,658
USD	100,000	SGD	133,394	Mar 17 2021	SOCIETE GENERALE	(33)
USD	50,000	THB	1,496,787	Mar 17 2021	SOCIETE GENERALE	332
USD	100,000	TRY	740,397	Mar 01 2021	SOCIETE GENERALE	434
USD	400,000	TRY	3,003,866	Mar 03 2021	SOCIETE GENERALE	(3,600)
USD	300,000	TWD	8,352,900	Mar 19 2021	SOCIETE GENERALE	61
USD	100,000	ZAR	1,514,447	Mar 17 2021	SOCIETE GENERALE	186
ZAR	3,057,988	USD	200,000	Mar 03 2021	SOCIETE GENERALE	1,974
ZAR	3,742,202	USD	250,000	Mar 17 2021	SOCIETE GENERALE	(3,359)
Total Forward Foreign Currency Contracts						$(169,250)

AUD	Australian Dollar	LME	London Mercantile Exchange
BRL	Brazilian Real	MIB	Milano Indice di Borsa
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Yuan Renminbi	OMX	Stockholm Stock Exchange
COP	Colombian Peso	PHP	Philippine Peso
CZK	Czech Koruna	PLN	Polish Zloty
DAX	Deutscher Aktienindex	RBOB	Reformulated Blendstock for Oxygenate Blending
DJIA	Dow Jones Industrial Average	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
FTSE	Financial Times Stock Exchange	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
HUF	Hungarian Forint	TRY	Turkish Lira
ILS	Israeli New Shekel	TWD	Taiwan Dollar
INR	Indian Rupee	USD	United States Dollar
JPY	Japanese Yen	WTI	West Texas Intermediate
KRW	Korean Won	ZAR	South African Rand

The accompanying notes are an integral part of the consolidated financial statements.
16

Abbey Capital Multi Asset Fund

Consolidated Statement of Assets And Liabilities

February 28, 2021 (Unaudited)

ASSETS
Investments, at value (cost $51,019,521)	$51,021,929
Deposits with broker for forward foreign currency contracts	1,753,409
Deposits with broker for futures contracts	5,461,600
Receivables for:
Capital shares sold	55,000
Interest and dividends receivable	22
Unrealized appreciation on forward foreign currency contracts	412,124
Unrealized appreciation on futures contracts	5,021,341
Prepaid expenses and other assets	24,658
Total assets	63,750,083

LIABILITIES
Due to broker	175,552
Payables for:
Capital shares redeemed	270,000
Advisory fees	64,241
Administration and accounting services fees	7,232
Unrealized depreciation on forward foreign currency contracts	581,374
Unrealized depreciation on futures contracts	2,750,657
Other accrued expenses and liabilities	19,846
Total liabilities	3,868,902
Net assets	$59,881,181

NET ASSETS CONSIST OF:
Par value	$5,306
Paid-in capital	57,665,638
Total distributable earnings/(losses)	2,210,237
Net assets	$59,881,181

CLASS I SHARES:
Net assets	$59,881,181
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	5,305,660
Net asset value, offering and redemption price per share	$11.29

The accompanying notes are an integral part of the consolidated financial statements.
17

Abbey Capital Multi Asset Fund

Consolidated Statement of Operations

For the Six Months Ended February 28, 2021 (Unaudited)

INVESTMENT INCOME
Interest	$3,483
Total investment income	3,483
EXPENSES
Advisory fees (Note 2)	383,871
Administration and accounting services fees (Note 2)	38,617
Audit and tax service fees	36,113
Registration and filing fees	16,496
Legal fees	13,534
Director fees	7,413
Printing and shareholder reporting fees	6,853
Officer fees	1,659
Custodian fees (Note 2)	1,276
Transfer agent fees (Note 2)	636
Other expenses	1,749
Total expenses before waivers and/or reimbursements	508,217
Less: waivers and/or reimbursements (Note 2)	(120,008)
Net expenses after waivers and/or reimbursements	388,209
Net investment income/(loss)	(384,726)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(101)
Futures contracts	6,186,407
Foreign currency transactions	(160,258)
Forward foreign currency contracts	486,492
Net change in unrealized appreciation/(depreciation) on:
Investments	2,278
Futures contracts	(407,445)
Foreign currency translations	164,823
Forward foreign currency contracts	(245,686)
Net realized and unrealized gain/(loss) from investments	6,026,510
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,641,784

The accompanying notes are an integral part of the consolidated financial statements.
18

Abbey Capital Multi Asset Fund

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended February 28, 2021 (Unaudited)	For the Year Ended August 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(384,726)	$(226,708)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions and forward foreign currency contracts	6,512,540	3,252,777
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translations and forward foreign currency contracts	(486,030)	1,510,227
Net increase/(decrease) in net assets resulting from operations	5,641,784	4,536,296
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(4,134,208)	(3,011,201)
Net decrease in net assets from dividends and distributions to shareholders	(4,134,208)	(3,011,201)
CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	18,557,610	5,162,687
Proceeds from reinvestment of distributions	4,109,948	2,892,850
Shares redeemed	(1,865,543)	(250,926)
Total from Class I Shares	20,802,015	7,804,611
Net increase/(decrease) in net assets from capital share transactions	20,802,015	7,804,611
Total increase/(decrease) in net assets	22,309,591	9,329,706
NET ASSETS:
Beginning of period	37,571,590	28,241,884
End of period	$59,881,181	$37,571,590
SHARE TRANSACTIONS:
Class I Shares
Shares sold	1,690,352	524,318
Shares reinvested	397,480	314,099
Shares redeemed	(176,912)	(25,056)
Total Class I Shares	1,910,920	813,361
Net increase/(decrease) in shares outstanding	1,910,920	813,361

The accompanying notes are an integral part of the consolidated financial statements.
19

Abbey Capital Multi Asset Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	For the Six Months Ended February 28, 2021 (Unaudited)		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Period Ended August 31, 2018(1)
Per Share Operating Performance
Net asset value, beginning of period	$11.07		$10.94	$10.65	$10.00
Net investment income/(loss)(2)	(0.10)		(0.08)	0.02	(0.01)
Net realized and unrealized gain/(loss) from investments	1.41		1.38	1.09	0.66
Net increase/(decrease) in net assets resulting from operations	1.31		1.30	1.11	0.65
Dividends and distributions to shareholders from:
Net investment income	(0.17)		(0.96)	(0.36)	—
Net realized capital gains	(0.92)		(0.21)	(0.46)	—
Total dividends and distributions to shareholders	(1.09)		(1.17)	(0.82)	—
Net asset value, end of period	$11.29		$11.07	$10.94	$10.65
Total investment return/(loss)(3)	12.62	%(4)	13.97%	12.20%	6.50	%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,881		$37,572	$28,242	$21,608
Ratio of expenses to average net assets with waivers and/or reimbursements(6)	1.79	%(5)	1.79%	1.79%	1.79	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements(6)	2.34	%(5)	2.45%	2.27%	2.84	%(5)
Ratio of net investment income/(loss) to average net assets	(1.77	)%(5)	(0.76)%	0.25%	(0.25	)%(5)
Portfolio turnover rate	0	%(4)	0%	0%	0	%(4)

(1)	Inception date of Class I Shares of the Fund was April 11, 2018.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.
(6)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares.

The accompanying notes are an integral part of the consolidated financial statements.
20

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements

February 28, 2021 (Unaudited)

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-six separate investment portfolios, including the Abbey Capital Multi Asset Fund (the “Fund”), which commenced investment operations on April 11, 2018. The Fund is authorized to offer three classes of shares, Class A Shares, Class I Shares and Class C Shares. Class A Shares will be sold subject to a front-end maximum sales charge of 5.75%. Front-end sales charges may be reduced or waived under certain circumstances. Class A Shares and Class C Shares have not yet commenced operations as of the end of the reporting period.

RBB has authorized capital of one hundred billion shares of common stock of which 87.923 billion shares are currently classified into one hundred and ninety classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy, a “Long U.S. Equity” strategy and a “Fixed Income” strategy.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The end of the reporting period for the Fund is February 28, 2021, and the period covered by these Notes to Consolidated Financial Statements is the six months ended February 28, 2021 (the “current fiscal period”).

Consolidation of Subsidiaries — The Managed Futures strategy is achieved by the Fund investing up to 25% of its total assets in ACMAF Master Offshore Limited (the “Cayman Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands. Effective on or about November 12, 2020, the Fund’s previous wholly-owned subsidiary, the Abbey Capital Multi Asset Offshore Fund Limited, became a wholly-owned subsidiary of the Cayman Subsidiary through a share exchange between the Fund and the Cayman Subsidiary and registered as a segregated portfolio company under the laws of the Cayman Islands under the name ACMAF Offshore SPC (the “SPC”). The Cayman Subsidiary serves solely as an intermediate entity through which the Fund invests in the SPC and makes no independent investment decisions and has no investment or other discretion over the Fund’s investable assets.

The consolidated financial statements of the Fund include the financial statements of the Cayman Subsidiary and SPC. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest (greater than 50%). All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Cayman Subsidiary and SPC were $13,135,374, which represented 21.94% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

21

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 –	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 –	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Short-Term Investments	$51,021,929	$51,021,929	$—	$—
Commodity Contracts
Futures Contracts	3,684,123	3,684,123	—	—
Equity Contracts
Futures Contracts	853,723	853,723	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	412,124	—	412,124	—
Futures Contracts	75,978	75,978	—	—
Interest Rate Contracts
Futures Contracts	407,517	407,517	—	—
Total Assets	$56,455,394	$56,043,270	$412,124	$—

	Total	Level 1	Level 2	Level 3
Commodity Contracts
Futures Contracts	$(2,252,564)	$(2,252,564)	$—	$—
Equity Contracts
Futures Contracts	(193,629)	(193,629)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(581,374)	—	(581,374)	—
Futures Contracts	(170,663)	(170,663)	—	—
Interest Rate Contracts
Futures Contracts	(133,801)	(133,801)	—	—
Total Liabilities	$(3,332,031)	$(2,750,657)	$(581,374)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

22

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Disclosures about Derivative instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, interest rates and commodities (through investment in the Cayman Subsidiary and SPC), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

The following tables list the fair values of the Fund’s derivative holdings and location on the Consolidated Statement of Assets and Liabilities as of the end of the reporting period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Asset Derivatives
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	$—	$—	$412,124	$—	$412,124
Futures Contracts (a)	Unrealized appreciation on futures contracts	853,723	407,517	75,978	3,684,123	5,021,341
Total Value- Assets		$853,723	$407,517	$488,102	$3,684,123	$5,433,465
Liability Derivatives
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	$—	$—	$(581,374)	$—	$(581,374)
Futures Contracts (a)	Unrealized depreciation on futures contracts	(193,629)	(133,801)	(170,663)	(2,252,564)	(2,750,657)
Total Value- Liabilities		$(193,629)	$(133,801)	$(752,037)	$(2,252,564)	$(3,332,031)

(a)	This amount represents the cumulative appreciation/(depreciation) of forwards and futures contracts as reported on the Consolidated Portfolio of Investments.

23

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Realized Gain/(Loss)
Futures Contracts	Net realized gain/(loss) from futures contracts	$4,109,332	$(213,675)	$189,607	$2,101,143	$6,186,407
Forward Contracts	Net realized gain/(loss) from forward foreign currency contracts	—	—	486,492	—	486,492
Total Realized Gain/(Loss)		$4,109,332	$(213,675)	$676,099	$2,101,143	$6,672,899

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	$(1,743,274)	$247,389	$(323,007)	$1,411,447	$(407,445)
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	(245,686)	—	(245,686)
Total Change in Unrealized Appreciation/(Depreciation)		$(1,743,274)	$247,389	$(568,693)	$1,411,447	$(653,131)

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$228,793,891	$(69,981,209)	$(54,761,038)	$54,728,931

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

24

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$412,124	$(412,124)	$—	$—	$581,374	$(412,124)	$(169,250)	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

25

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

The Cayman Subsidiary is registered as an “exempted company” and the SPC as an “exempted segregated portfolio company” pursuant to the Companies Law (Revised) of the Cayman Islands (as amended). Each of the Cayman Subsidiary and the SPC has received an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Cayman Subsidiary or the SPC, or to the shareholders thereof, in respect of any such property or income. For U.S. federal income tax purposes, the Cayman Subsidiary is treated as a “controlled foreign corporation” and the SPC is treated as disregarded as an entity separate from its owner.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk —Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

26

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

Counterparty Risk — The derivative contracts entered into by the Fund, the Cayman Subsidiary or the SPC may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Coronavirus (COVID-19) Pandemic — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts — In the normal course of pursuing its investment objectives, the Fund is subject to foreign investment and currency risk. The Fund uses forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the Fund’s investment objective. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

27

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Abbey Capital Limited (“Abbey Capital” or the “Adviser”) serves as the investment adviser to the Fund, the Cayman Subsidiary and the SPC. The Adviser allocates the assets of the SPC (via the Cayman Subsidiary) to one or more Trading Advisers unaffiliated with the Adviser to manage. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table. The Adviser compensates the Trading Advisers out of the Advisory Fee.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to the rates (“Expense Caps”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2021.

Advisory Fee	Expense Caps
	Class A	Class I	Class C
1.77%	2.04%	1.79%	2.79%

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

Gross Advisory Fees	Waivers and/or Reimbursements	Net Advisory Fees
$383,871	$(120,008)	$263,863

If at any time the Fund’s total annual fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2021	August 31, 2022	August 31, 2023	August 31, 2024	Total
$84,306	$106,779	$195,654	$120,008	$506,747

28

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

Aspect Capital Limited, Crabel Capital Management, LLC, Eclipse Capital Management, Inc., Revolution Capital Management, LLC, Tudor Investment Corporation and Welton Investment Partners, LLC each served as a Trading Adviser to the Fund during the period.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

The Board has adopted a Plan of Distribution for the Class A Shares and Class C Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and up to 1.00% of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan.

3. Director And Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases or sales of investment securities or long-term U.S. Government securities (excluding short-term investments and derivative transactions) by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The

29

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Concluded)

February 28, 2021 (Unaudited)

Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$37,526,764	$1,063	$(2,161,673)	$(2,160,610)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to timing differences related to taxable income from a wholly-owned controlled foreign corporation.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2020, primarily attributable to disallowed book income from the Cayman Subsidiary were reclassified to the following accounts:

Distributable Earnings/(Loss)	Paid-In Capital
$(1,405,513)	$1,405,513

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Qualified Late-Year Losses	Other Temporary Differences
$2,064,937	$2,069,200	$(3,431,476)	$—	$—	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Cayman Subsidiary for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2020 was as follows:

Ordinary Income	Long-Term Gains	Total
$2,675,202	$335,999	$3,011,201

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

30

Abbey Capital Multi Asset Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6484 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Liquidity Risk Management Program

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Chief Risk Officer of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the fiscal period, the Board and its Investment and Liquidity Risk Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from June 1, 2019 to June 30, 2020 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s trading environment and reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund held a percentage of highly liquid assets above its highly liquid investment minimum at all times during the Period; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review the Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

31

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Investment Adviser
Abbey Capital Limited
1-2 Cavendish Row
Dublin 1, Ireland

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP.
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AMA-SAR21

ADARA SMALLER COMPANIES FUND

of

The RBB Fund, Inc.

SEMI-ANNUAL REPORT

February 28, 2021
(Unaudited)

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

ADARA SMALLER COMPANIES FUND

SEMI-ANNUAL report
Performance Data

February 28, 2021 (UNAUDITED)

Average Annual Total Returns for the Periods Ended February 28, 2021
	Six Months†	One Year	Three Years	Five Years	Since Inception
Adara Smaller Companies Fund	49.19%	68.03%	21.47%	22.16%	15.86%*
Russell 2000® Index	41.69%	51.00%	14.87%	17.92%	12.86%**

†	Not annualized.

*	The Fund commenced operations on October 21, 2014.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (844) 261-6482.

The Fund’s total annual Fund operating expenses, as stated in the current prospectus dated December 31, 2020, are 0.90% of average daily net assets. This ratio may differ from the actual expenses incurred by the Fund for the period covered by this report.

The Fund invests in common stocks, preferred stocks, warrants to acquire common stocks and securities convertible into common stocks. Portfolio composition is subject to change.

The Fund evaluates performance as compared to that of the Russell 2000® Index. The Russell 2000® Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index and is considered representative of small-cap stocks. It is impossible to invest directly in an index.

Investment Considerations

Investing in the Fund involves risk and an investor may lose money. The success of the Fund’s strategy depends on the Adviser’s ability to select Sub-Advisers and each manager’s ability to select investments for the Fund. The Fund may invest in riskier types of investments including small and micro-cap stocks, Initial Public Offerings (IPOs), special situations and illiquid securities all of which may be more volatile and less liquid.

3

ADARA SMALLER COMPANIES FUND

Fund Expense Example

February 28, 2021 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from September 1, 2020 through February 28, 2021 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six Month Total Investment Return
Class I Shares
Actual	$ 1,000.00	$ 1,491.90	$ 5.19	0.84%	49.19%
Hypothetical (5% return before expenses)	1,000.00	1,020.63	4.21	0.84%	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio in the table above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

4

ADARA SMALLER COMPANIES FUND

Portfolio Holdings Summary Table

February 28, 2021 (UNAUDITED)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Banks	8.7%	$46,094,210
Software	7.3	38,554,883
Healthcare-Products	5.6	29,735,756
Retail	5.5	28,916,889
Biotechnology	5.1	27,222,384
Semiconductors	5.0	26,274,841
Commercial Services	4.2	22,169,429
Internet	3.9	20,837,356
Computers	3.2	16,882,264
Machinery-Diversified	2.9	15,406,756
Auto Parts & Equipment	2.5	13,306,503
Insurance	2.5	13,298,195
REITS	2.5	13,165,088
Transportation	2.4	12,706,452
Telecommunications	2.3	11,957,974
Electronics	2.2	11,813,397
Pharmaceuticals	2.1	10,872,249
Food	1.6	8,506,910
Home Furnishings	1.5	8,075,692
Engineering & Construction	1.4	7,482,930
Savings & Loans	1.2	6,585,452
Oil & Gas	1.2	6,505,587
Healthcare-Services	1.2	6,461,661
Oil & Gas Services	1.2	6,264,436
Diversified Financial Services	1.2	6,194,047
Entertainment	1.1	5,877,394
Home Builders	1.1	5,669,333
Agriculture	1.0	5,159,449
Environmental Control	0.9	4,926,097
Aerospace/Defense	0.9	4,769,225
Building Materials	0.9	4,564,367
Leisure Time	0.8	4,436,308
Distribution/Wholesale	0.8	4,363,159
Miscellaneous Manufacturing	0.8	4,325,945
Energy-Alternate Sources	0.8	4,067,942
Airlines	0.7	3,905,169
Metal Fabricate/Hardware	0.7	3,694,199
Apparel	0.6	3,264,004
Machinery-Construction & Mining	0.6	3,116,448
Investment Companies	0.6	3,086,701
Beverages	0.6	3,037,163
Real Estate	0.6	2,998,381
Electrical Components & Equipment	0.5	2,895,865
Textiles	0.5	2,476,294
Housewares	0.5	2,461,918
Chemicals	0.4	2,301,587
Hand/Machine Tools	0.4	2,300,243
Cosmetics/Personal Care	0.4	1,997,935
Lodging	0.3	1,723,930
Gas	0.2	1,219,021
Mining	0.2	906,750
Holding Companies-Divers	0.2	893,791
Packaging & Containers	0.2	779,806
Media	0.1	723,598
Iron/Steel	0.1	651,831
Electric	0.1	597,998
Forest Products & Paper	0.1	419,672
Coal	0.1	416,813
Household Products/Wares	0.1	416,310
Water	0.1	277,771
Office/Business Equipment	0.0	166,378
Auto Manufacturers	0.0	149,552
Office Furnishings	0.0	73,949
Advertising	0.0	37,666
SHORT-TERM INVESTMENTS	3.9	20,792,323
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.3)	(1,583,952)
NET ASSETS	100.0%	$529,649,674

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
5

ADARA SMALLER COMPANIES FUND

Portfolio of Investments

February 28, 2021 (Unaudited)

	Number of Shares	Value
COMMON STOCKS — 96.4%
Advertising — 0.0%
National CineMedia, Inc.	7,980	$37,666
Aerospace/Defense — 0.9%
AAR Corp.*	11,755	467,614
Aerovironment, Inc.*	1,433	157,745
Barnes Group, Inc.	208	10,889
Cubic Corp.	15,404	1,069,808
Embraer SA, SP ADR*	154,833	1,362,530
Hexcel Corp.*	15,628	840,161
Mercury Systems, Inc.*	2,290	149,674
Moog, Inc., Class A	1,762	136,837
National Presto Industries, Inc.	728	74,496
Park Aerospace Corp.	35,959	499,471
		4,769,225
Agriculture — 1.0%
Darling Ingredients, Inc.*	8,943	563,767
Fresh Del Monte Produce, Inc.	3,240	83,398
Tejon Ranch Co.*	2,951	48,160
Turning Point Brands, Inc.	33,572	1,651,742
Universal Corp.	3,775	191,846
Vector Group Ltd.	9,371	127,914
Village Farms International, Inc.*	130,904	2,066,974
Vital Farms, Inc.*	15,695	425,648
		5,159,449
Airlines — 0.7%
Allegiant Travel Co.*	3,982	1,004,220
Mesa Air Group, Inc.*	76,780	936,716
SkyWest, Inc.*	12,143	684,501
Spirit Airlines, Inc.*	35,667	1,279,732
		3,905,169
Apparel — 0.6%
Capri Holdings Ltd.*	5,836	272,366
Crocs, Inc.*	34,950	2,681,364
Kontoor Brands, Inc.	4,168	176,098
Skechers U.S.A., Inc., Class A*	3,666	134,176
		3,264,004
Auto Manufacturers — 0.0%
Wabash National Corp.	9,020	149,552
Auto Parts & Equipment — 2.5%
Dorman Products, Inc.*	1,452	144,779
Fox Factory Holding Corp.*	17,080	2,171,722
Gentherm, Inc.*	3,355	237,500
Meritor, Inc.*	26,341	799,976
Methode Electronics, Inc.	18,360	714,755
Modine Manufacturing Co.*	57,238	793,891
Motorcar Parts of America, Inc.*	2,100	44,688
Shyft Group Inc., (The)	145,066	4,771,221
Unique Fabricating, Inc.*	211,220	1,436,296
Westport Fuel Systems, Inc.*	63,280	592,934

	Number of Shares	Value
Auto Parts & Equipment — (Continued)
XPEL, Inc.*	33,066	$1,598,741
		13,306,503
Banks — 8.7%
Allegiance Bancshares, Inc.	1,446	54,442
American River Bankshares	111,864	1,654,468
Ameris Bancorp	2,245	106,952
Atlantic Capital Bancshares, Inc.*	58,762	1,195,807
Bank of Commerce Holdings	153,260	1,665,936
Banner Corp.	1,733	89,735
Baycom Corp.*	31,568	539,497
Boston Private Financial Holdings, Inc.	35,397	487,063
Cadence BanCorp	43,952	901,895
Capital Bancorp, Inc.*	90,320	1,440,604
Central Pacific Financial Corp.	3,784	85,632
City Holding Co.	4,208	316,484
Civista Bancshares, Inc.	56,670	1,089,764
Community Bank System, Inc.	1,997	142,166
Community Trust Bancorp, Inc.	1,481	60,514
Customers Bancorp, Inc.*	13,377	358,236
CVB Financial Corp.	8,715	186,588
Dime Community Bancshares, Inc.	2,193	64,496
Eagle Bancorp, Inc.	2,728	133,372
Esquire Financial Holdings, Inc.*	106,765	2,382,995
Farmers National Bancorp	97,200	1,345,248
First BanCorp	46,257	485,236
First Bancshares, Inc., (The)	37,480	1,201,984
First Business Financial Services, Inc.	74,839	1,661,426
First Commonwealth Financial Corp.	18,699	250,754
First Financial Bancorp	24,487	549,243
First Financial Bankshares, Inc.	13,162	587,815
First Hawaiian, Inc.	13,502	376,571
First Midwest Bancorp, Inc.	9,219	182,352
First Northwest Bancorp	78,120	1,271,794
Flagstar Bancorp, Inc.	2,203	95,588
Glacier Bancorp, Inc.	3,879	210,242
Great Western Bancorp, Inc.	3,502	93,959
Heritage Financial Corp.	5,563	144,026
HomeStreet, Inc.	2,570	110,407
Hope Bancorp, Inc.	28,103	369,835
Horizon Bancorp	50,107	894,911
Independent Bank Corp.	1,226	104,835
Independent Bank Group, Inc.	581	40,490
LCNB Corp.	75,165	1,275,550
Live Oak Bancshares, Inc.	35,572	1,960,373
Meta Financial Group, Inc.	31,733	1,405,454

The accompanying notes are an integral part of the financial statements.
6

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value
Banks — (Continued)
Metropolitan Bank Holding Corp.*	43,056	$2,227,287
NBT Bancorp, Inc.	1,326	48,041
Northeast Bank	100,640	2,613,621
OFG Bancorp	8,517	164,463
Orrstown Financial Services, Inc.	48,920	952,962
Parke Bancorp, Inc.	92,271	1,674,719
Preferred Bank	2,012	116,595
Premier Financial Bancorp, Inc.	96,777	1,503,914
S&T Bancorp, Inc.	9,347	269,941
Seacoast Banking Corp. of Florida*	28,135	1,011,453
Silvergate Capital Corp., Class A*	18,177	2,318,658
Simmons First National Corp., Class A	4,546	133,107
Southside Bancshares, Inc.	4,513	156,059
Tompkins Financial Corp.	1,660	128,368
Triumph Bancorp, Inc.*	26,944	2,066,605
TrustCo Bank Corp.	9,324	64,149
UMB Financial Corp.	3,164	266,947
United Community Banks, Inc.	12,730	420,854
Veritex Holdings, Inc.	11,815	343,580
Walker & Dunlop, Inc.	1,239	123,479
West Bancorporation, Inc.	77,650	1,772,749
Westamerica Bancorp	2,361	141,920
		46,094,210
Beverages — 0.6%
Celsius Holdings, Inc.*	50,020	2,977,691
MGP Ingredients, Inc.	931	59,472
		3,037,163
Biotechnology — 5.1%
Agrify Corp.*	77,172	989,345
Allogene Therapeutics, Inc.*	17,614	611,382
AnaptysBio, Inc.*	31,644	908,183
ANI Pharmaceuticals, Inc.*	1,201	34,949
Apellis Pharmaceuticals, Inc.*	18,260	879,584
Applied Therapeutics, Inc.*	34,079	740,196
Avid Bioservices, Inc.*	91,895	1,891,199
Aziyo Biologics, Inc., Class A*	21,158	336,835
Biohaven Pharmaceutical Holding Co., Ltd.*	6,772	575,485
Black Diamond Therapeutics, Inc.*	15,010	420,280
Celldex Therapeutics, Inc.*	22,083	598,008
Cogent Biosciences, Inc.*	31,805	249,351
Crinetics Pharmaceuticals, Inc.*	61,321	937,598
Emergent BioSolutions, Inc.*	10,583	1,015,968
Essa Pharma, Inc.*	24,520	664,247
EyePoint Pharmaceuticals, Inc.*	53,379	577,027
Gamida Cell Ltd.*	67,430	631,145

	Number of Shares	Value
Biotechnology — (Continued)
Intra-Cellular Therapies, Inc.*	14,981	$530,777
Ligand Pharmaceuticals, Inc.*	978	144,959
Mirati Therapeutics, Inc.*	5,694	1,144,039
Myriad Genetics, Inc.*	3,311	100,952
Nektar Therapeutics*	5,506	124,931
NeoGenomics, Inc.*	33,647	1,714,988
Olema Pharmaceuticals, Inc.*	11,896	474,888
Relay Therapeutics, Inc.*	56,047	2,313,060
Seer, Inc.*	14,105	680,284
SpringWorks Therapeutics, Inc.*	39,588	3,406,547
TG Therapeutics, Inc.*	16,279	712,532
Turning Point Therapeutics, Inc.*	12,145	1,432,017
Twist Bioscience Corp.*	7,814	1,075,519
UNITY Biotechnology, Inc.*	6,262	42,644
Xenon Pharmaceuticals, Inc.*	21,649	404,403
Y-mAbs Therapeutics, Inc.*	24,426	859,062
		27,222,384
Building Materials — 0.9%
AAON, Inc.	2,783	214,569
American Woodmark Corp.*	2,580	240,998
Apogee Enterprises, Inc.	7,722	288,803
Armstrong World Industries, Inc.	16,311	1,395,895
AZEK Co., Inc., (The)*	17,975	792,877
Boise Cascade Co.	3,571	178,336
Gibraltar Industries, Inc.*	4,141	361,716
PGT Innovations, Inc.*	6,101	143,923
Simpson Manufacturing Co., Inc.	2,069	201,645
SPX Corp.*	4,521	251,322
UFP Industries, Inc.	8,103	494,283
		4,564,367
Chemicals — 0.4%
AdvanSix, Inc.*	3,917	108,893
American Vanguard Corp.	1,365	26,645
Axalta Coating Systems Ltd.*	17,118	468,006
Balchem Corp.	1,142	136,309
Chemours Co., (The)	9,276	218,264
GCP Applied Technologies, Inc.*	3,880	96,185
Innospec, Inc.	1,121	112,604
Koppers Holdings, Inc.*	7,974	266,411
Kraton Corp.*	5,466	203,281
Rogers Corp.*	1,868	339,005
Stepan Co.	2,701	325,984
		2,301,587
Coal — 0.1%
Warrior Met Coal, Inc.	21,743	416,813
Commercial Services — 4.2%
Acacia Research Corp.*	304,070	2,158,897
Alarm.com Holdings, Inc.*	394	34,625
American Public Education, Inc.*	1,140	33,562
AMN Healthcare Services, Inc.*	3,294	240,034

The accompanying notes are an integral part of the financial statements.
7

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value
Commercial Services — (Continued)
ARC Document Solutions, Inc.	568,860	$1,200,295
ASGN, Inc.*	2,386	221,826
Barrett Business Services, Inc.	41,798	2,976,018
BGSF, Inc.	138,670	1,933,060
Brink’s Co., (The)	4,054	311,469
CAI International, Inc.	57,520	2,530,880
Cass Information Systems, Inc.	1,240	53,419
CoreCivic, Inc.*	124,117	891,160
CRA International, Inc.	41,300	2,278,521
Cross Country Healthcare, Inc.*	6,965	77,381
Deluxe Corp.	1,530	60,481
Ennis, Inc.	9,230	182,939
Forrester Research, Inc.*	938	42,379
Green Dot Corp., Class A*	4,948	233,842
HealthEquity, Inc.*	10,908	898,274
Heidrick & Struggles International, Inc.	2,031	72,893
HMS Holdings Corp.*	9,256	340,482
Insperity, Inc.	4,690	416,003
MarketAxess Holdings, Inc.	1,203	668,796
Medifast, Inc.	1,970	498,390
Monro Muffler Brake, Inc.	1,999	123,918
Progyny, Inc.*	16,883	710,605
Rent-A-Center, Inc.	3,409	196,904
Resources Connection, Inc.	5,457	69,631
SP Plus Corp.*	20,477	678,812
Strategic Education, Inc.	2,810	255,485
TechTarget, Inc.*	9,258	774,246
Viad Corp.*	24,001	1,004,202
		22,169,429
Computers — 3.2%
3D Systems Corp.*	10,015	358,938
CACI International, Inc., Class A*	1,145	253,434
Cognyte Software Ltd.*	26,465	764,045
Computer Services, Inc.	16,980	1,018,800
Diebold Nixdorf, Inc.*	12,251	177,884
DXC Technology Co.*	39,946	1,007,438
Endava PLC, SP ADR*	28,201	2,494,378
ExlService Holdings, Inc.*	1,497	126,676
Insight Enterprises, Inc.*	2,176	181,892
MAXIMUS, Inc.	11,850	963,168
MTS Systems Corp.*	6,227	363,408
NCR Corp.*	51,206	1,779,921
OneSpan, Inc.*	1,543	36,044
Perspecta, Inc.	37,444	1,093,365
Quantum Corp.*	230,500	1,922,370
Rimini Street, Inc.*	217,562	1,690,457
Science Applications International Corp.	1,681	144,785
Telos Corp.*	18,405	613,255
Tenable Holdings, Inc.*	18,054	738,589
TTEC Holdings, Inc.	3,501	294,574

	Number of Shares	Value
Computers — (Continued)
Unisys Corp.*	1,755	$43,085
WNS Holdings, Ltd., ADR*	10,919	815,758
		16,882,264
Cosmetics/Personal Care — 0.4%
elf Beauty, Inc.*	35,388	907,702
Inter Parfums, Inc.*	14,900	1,090,233
		1,997,935
Distribution/Wholesale — 0.8%
Core-Mark Holding Co., Inc.	2,213	72,100
Fossil Group, Inc.*	4,632	70,128
G-III Apparel Group Ltd.*	19,012	547,355
Manitex International, Inc.*	300,110	2,256,827
Pool Corp.	2,106	705,026
RESIDEO TECHNOLOGIES, Inc.*	7,214	173,280
SiteOne Landscape Supply, Inc.*	3,209	508,659
WESCO International, Inc.*	371	29,784
		4,363,159
Diversified Financial Services — 1.2%
Cowen, Inc., Class A	37,724	1,276,958
Encore Capital Group, Inc.*	3,458	115,566
Enova International, Inc.*	3,612	110,888
Evercore Partners, Inc., Class A	6,504	778,984
Houlihan Lokey, Inc.	11,981	761,512
Interactive Brokers Group, Inc., Class A	3,063	221,731
Moelis & Co., Class A	13,979	721,876
Silvercrest Asset Management Group, Inc., Class A	112,956	1,585,902
Virtus Investment Partners, Inc.	807	202,476
Waddell & Reed Financial, Inc., Class A	5,577	139,927
WisdomTree Investments, Inc.	1,040	5,512
World Acceptance Corp.*	2,155	272,715
		6,194,047
Electric — 0.1%
ALLETE, Inc.	534	33,177
Ameresco, Inc., Class A*	7,956	454,447
Unitil Corp.	2,638	110,374
		597,998
Electrical Components & Equipment — 0.5%
Encore Wire Corp.	1,278	83,747
Insteel Industries, Inc.	708	21,863
Littelfuse, Inc.	1,079	280,777
nLight, Inc.*	65,831	2,509,478
		2,895,865
Electronics — 2.2%
Atkore International Group, Inc.*	18,742	1,267,896
Brady Corp., Class A	2,928	153,457
Camtek Ltd. (Israel)*	23,049	636,152

The accompanying notes are an integral part of the financial statements.
8

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value
Electronics — (Continued)
Coherent, Inc.*	1,014	$245,327
Comtech Telecommunications Corp.	98,797	2,655,663
FARO Technologies, Inc.*	2,255	210,752
II-VI, Inc.*	3,812	321,352
Itron, Inc.*	12,808	1,501,610
Ituran Location and Control Ltd.*	27,351	592,970
Kimball Electronics, Inc.*	24,490	575,025
nVent Electric PLC	11,997	315,041
OSI Systems, Inc.*	1,136	107,488
Plexus Corp.*	2,641	221,791
Rekor Systems, Inc.*	45,819	708,362
Sanmina Corp.*	6,648	236,802
SMTC Corp.*	122,010	712,538
SYNNEX Corp.	830	74,003
TTM Technologies, Inc.*	8,548	120,698
Vicor Corp.*	11,742	1,156,470
		11,813,397
Energy-Alternate Sources — 0.8%
Green Plains, Inc.*	25,355	641,989
Plug Power, Inc.*	15,344	742,343
Renewable Energy Group, Inc.*	4,229	328,889
REX American Resources Corp.*	840	79,019
SolarEdge Technologies, Inc.*	1,052	313,822
Sunnova Energy International, Inc.*	25,130	1,126,829
TPI Composites, Inc.*	17,521	835,051
		4,067,942
Engineering & Construction — 1.4%
Aegion Corp.*	6,474	167,353
Arcosa, Inc.	619	35,116
Comfort Systems USA, Inc.	27,414	1,698,023
EMCOR Group, Inc.	4,741	461,631
Exponent, Inc.	11,503	1,109,695
Mistras Group, Inc.*	47,590	378,816
MYR Group, Inc.*	5,139	302,944
Sterling Construction Co., Inc.*	79,950	1,821,261
TopBuild Corp.*	2,707	515,440
WillScot Mobile Mini Holdings Corp., Class A*	35,797	992,651
		7,482,930
Entertainment — 1.1%
Bally’s Corp.*	40,278	2,397,346
Everi Holdings, Inc.*	112,898	1,705,889
GAN Ltd.*	49,641	1,267,831
Monarch Casino & Resort, Inc.*	3,215	217,527
Scientific Games Corp.*	6,167	288,801
		5,877,394
Environmental Control — 0.9%
Harsco Corp.*	52,837	864,414

	Number of Shares	Value
Environmental Control — (Continued)
Montrose Environmental Group, Inc.*	58,701	$2,869,305
Tetra Tech, Inc.	3,198	442,507
US Ecology, Inc.*	19,625	749,871
		4,926,097
Food — 1.6%
B&G Foods, Inc.	10,026	304,089
Cal-Maine Foods, Inc.*	1,270	48,387
Hostess Brands, Inc.*	117,747	1,694,379
Ingles Markets, Inc., Class A	19,436	1,009,895
J&J Snack Foods Corp.	578	91,763
Laird Superfood, Inc.*	12,813	505,729
Landec Corp.*	131,885	1,470,518
Sanderson Farms, Inc.	1,371	209,077
SpartanNash Co.	7,719	140,717
SunOpta, Inc.*	97,201	1,510,504
United Natural Foods, Inc.*	8,258	218,424
Weis Markets, Inc.	1,995	106,633
Whole Earth Brands, Inc.*	93,281	1,196,795
		8,506,910
Forest Products & Paper — 0.1%
Clearwater Paper Corp., Class A*	2,737	95,822
Glatfelter Corp.	1,806	28,986
Schweitzer-Mauduit International, Inc.	6,314	294,864
		419,672
Gas — 0.2%
Northwest Natural Holding, Co.	13,528	649,209
Southwest Gas Holdings, Inc.	8,569	534,277
Spire, Inc.	535	35,535
		1,219,021
Hand/Machine Tools — 0.4%
Franklin Electric Co., Inc.	1,896	142,314
Hurco Cos., Inc.	47,350	1,488,211
MSA Safety, Inc.	4,160	669,718
		2,300,243
Healthcare-Products — 5.6%
ABIOMED, Inc.*	1,453	471,571
Accuray, Inc.*	6,598	32,858
Acutus Medical, Inc.*	31,063	644,868
Adaptive Biotechnologies Corp.*	10,077	570,056
Alphatec Holdings, Inc.*	168,343	2,701,905
Axonics Modulation Technologies, Inc.*	26,669	1,341,717
BioLife Solutions, Inc.*	10,548	413,798
Castle Biosciences, Inc.*	25,449	1,936,160
Cerus Corp.*	71,465	438,795
CRH Medical Corp.*	388,986	1,505,376
GenMark Diagnostics, Inc.*	59,729	1,167,702

The accompanying notes are an integral part of the financial statements.
9

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value
Healthcare-Products — (Continued)
Glaukos Corp.*	1,260	$119,146
Haemonetics Corp.*	3,260	412,390
ICU Medical, Inc.*	578	119,935
Inari Medical, Inc.*	7,576	792,450
Inogen, Inc.*	810	42,517
Inspire Medical Systems, Inc.*	11,021	2,565,579
Integra LifeSciences Holdings Corp.*	3,088	211,034
Invacare Corp.*	3,749	34,116
Luminex Corp.	2,591	84,259
Masimo Corp.*	2,530	634,347
Meridian Bioscience, Inc.*	4,211	88,768
Merit Medical Systems, Inc.*	3,088	172,063
Natera, Inc.*	24,691	2,866,378
Natus Medical, Inc.*	1,895	49,099
Neogen Corp.*	2,310	189,235
NuVasive, Inc.*	789	47,600
Omnicell, Inc.*	8,850	1,123,065
OraSure Technologies, Inc.*	9,706	102,884
OrthoPediatrics Corp.*	17,822	970,586
Pulmonx Corp.*	14,584	828,809
Quanterix Corp.*	22,158	1,678,469
Repligen Corp.*	5,967	1,267,331
SeaSpine Holdings Corp.*	45,823	866,971
SI-BONE, Inc.*	39,237	1,231,649
Sientra, Inc.*	70,326	547,136
Surmodics, Inc.*	1,097	57,209
Tandem Diabetes Care, Inc.*	4,527	434,547
Varex Imaging Corp.*	7,739	177,455
West Pharmaceutical Services, Inc.	2,836	795,923
		29,735,756
Healthcare-Services — 1.2%
Amedisys, Inc.*	2,182	553,442
Chemed Corp.	621	276,475
Community Health Systems, Inc.*	2,836	24,276
eHealth, Inc.*	1,438	85,446
Ensign Group, Inc., (The)	2,070	169,781
Fulgent Genetics, Inc.*	12,981	1,314,456
LHC Group, Inc.*	6,070	1,102,980
MEDNAX, Inc.*	28,434	694,643
ModivCare, Inc.*	2,212	283,711
National HealthCare Corp.	783	54,458
Ontrak, Inc.*	5,772	340,202
Pennant Group Inc., (The)*	2,221	117,224
Personalis, Inc.*	38,664	1,192,011
RadNet, Inc.*	2,821	52,019
Tivity Health, Inc.*	2,357	56,097
US Physical Therapy, Inc.	1,232	144,440
		6,461,661

	Number of Shares	Value
Holding Companies-Divers — 0.2%
CF Finance Acquisition Corp. II, Class A*	89,648	$893,791
Home Builders — 1.1%
Century Communities, Inc.*	9,495	525,358
Installed Building Products, Inc.	9,774	1,068,885
LCI Industries	2,012	283,571
LGI Homes, Inc.*	6,282	686,308
M/I Homes, Inc.*	5,874	293,113
MDC Holdings, Inc.	4,064	229,900
Skyline Corp.*	50,127	2,218,120
Winnebago Industries, Inc.	5,231	364,078
		5,669,333
Home Furnishings — 1.5%
Ethan Allen Interiors, Inc.	5,139	131,661
iRobot Corp.*	2,288	283,964
Lovesac Co., (The)*	34,047	1,964,172
Purple Innovation, Inc.*	68,279	2,511,984
Sleep Number Corp.*	2,991	410,156
Universal Electronics, Inc.*	29,380	1,709,622
VOXX International Corp.*	51,333	1,064,133
		8,075,692
Household Products/Wares — 0.1%
Central Garden & Pet Co.*	1,283	58,505
Quanex Building Products Corp.	1,957	47,614
WD-40 Co.	995	310,191
		416,310
Housewares — 0.5%
Lifetime Brands, Inc.	141,800	1,839,146
Tupperware Brands Corp.*	20,372	622,772
		2,461,918
Insurance — 2.5%
American Equity Investment Life Holding Co.	53,296	1,472,568
Axis Capital Holdings Ltd.	27,937	1,411,657
BRP Group, Inc., Class A*	35,315	936,907
Employers Holdings, Inc.	3,682	122,574
Genworth Financial, Inc., Class A*	197,438	616,006
GoHealth, Inc., Class A*	48,314	655,621
Goosehead Insurance, Inc., Class A	12,972	1,680,393
HCI Group, Inc.	2,480	143,518
Heritage Insurance Holdings, Inc.	166,330	1,615,064
Horace Mann Educators Corp.	1,864	71,839
Midwest Holding, Inc.*	7,488	374,400
NMI Holdings, Inc., Class A*	9,565	218,656
RLI Corp.	1,478	154,214
Safety Insurance Group, Inc.	1,702	134,594
Selective Insurance Group, Inc.	3,866	262,231

The accompanying notes are an integral part of the financial statements.
10

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value
Insurance — (Continued)
Stewart Information Services Corp.	2,200	$103,840
Trean Insurance Group, Inc.*	31,447	532,083
United Fire Group, Inc.	2,567	75,598
Universal Insurance Holdings, Inc.	6,184	92,080
White Mountains Insurance Group Ltd.	2,196	2,624,352
		13,298,195
Internet — 3.9%
Bandwidth, Inc., Class A*	10,039	1,589,776
CarParts.com, Inc.*	77,379	1,371,930
ChannelAdvisor Corp.*	106,440	2,405,544
DHI Group, Inc.*	502,230	1,561,935
ePlus, Inc.*	15,512	1,466,815
Eventbrite, Inc., Class A*	45,673	907,523
fuboTV, Inc.*	32,054	1,131,506
HyreCar, Inc.*	57,395	590,595
Liquidity Services, Inc.*	28,106	438,735
Magnite, Inc.*	76,608	3,743,833
Open Lending Corp., Class A*	32,001	1,223,718
Overstock.com, Inc.*	13,532	908,944
Perion Network Ltd.*	88,607	1,758,849
Q2 Holdings, Inc.*	6,009	732,377
Stamps.com, Inc.*	1,311	238,510
Upwork, Inc.*	14,231	766,766
		20,837,356
Investment Companies — 0.6%
Cannae Holdings, Inc.*	60,272	2,251,159
Grid Dynamics Holdings, Inc.*	56,039	835,542
		3,086,701
Iron/Steel — 0.1%
Allegheny Technologies, Inc.*	7,199	141,532
Carpenter Technology Corp.	11,908	484,179
Cleveland-Cliffs, Inc.*	1,958	26,120
		651,831
Leisure Time — 0.8%
Callaway Golf Co.*	4,678	130,750
Liberty TripAdvisor Holdings, Inc., Class A*	37,187	209,363
Lindblad Expeditions Holdings, Inc.*	38,536	802,705
Malibu Boats, Inc., Class A*	17,973	1,339,707
Vista Outdoor, Inc.*	61,809	1,953,783
		4,436,308
Lodging — 0.3%
Boyd Gaming Corp.*	4,776	280,351
Extended Stay America, Inc.	89,719	1,443,579
		1,723,930

	Number of Shares	Value
Machinery-Construction & Mining — 0.6%
Argan, Inc.	26,500	$1,325,530
Terex Corp.	43,490	1,790,918
		3,116,448
Machinery-Diversified — 2.9%
Applied Industrial Technologies, Inc.	1,045	89,212
Chart Industries, Inc.*	28,602	4,092,660
CIRCOR International, Inc.*	6,879	244,961
Colfax Corp.*	14,671	650,659
Columbus McKinnon Corp.	28,610	1,440,227
Curtiss-Wright Corp.	2,004	221,422
GrafTech International Ltd.	110,417	1,306,233
Hydrofarm Holdings Group, Inc.*	26,801	1,701,327
Ichor Holdings Ltd.*	31,910	1,364,472
Kornit Digital Ltd.*	8,251	933,436
NN, Inc.*	166,040	1,014,504
SPX FLOW, Inc.*	1,840	113,270
Tennant Co.	2,414	183,947
Toro Co., (The)	5,348	538,918
Twin Disc, Inc.*	182,770	1,511,508
		15,406,756
Media — 0.1%
EW Scripps Co., (The), Class A	6,465	121,671
Gannett Co., Inc.*	7,889	39,050
Scholastic Corp.	3,196	92,045
Tribune Publishing Co.*	2,214	37,594
World Wrestling Entertainment, Inc., Class A	8,770	433,238
		723,598
Metal Fabricate/Hardware — 0.7%
AZZ, Inc.	1,964	100,341
Mueller Industries, Inc.	5,975	242,824
Northwest Pipe Co.*	87,230	2,968,437
Proto Labs, Inc.*	1,495	217,791
Standex International Corp.	1,485	145,619
Tredegar Corp.	1,259	19,187
		3,694,199
Mining — 0.2%
Arconic Corp.*	1,693	37,110
Astec Industries, Inc.	3,361	228,279
Century Aluminum Co.*	18,637	255,886
Kaiser Aluminum Corp.	3,076	350,972
Livent Corp.*	1,853	34,503
		906,750
Miscellaneous Manufacturing — 0.8%
Axon Enterprise, Inc.*	5,340	883,716
EnPro Industries, Inc.	4,961	398,567
ESCO Technologies, Inc.	1,920	202,886
Fabrinet*	12,502	1,104,302
John Bean Technologies Corp.	2,493	367,892

The accompanying notes are an integral part of the financial statements.
11

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value
Miscellaneous Manufacturing — (Continued)
Materion Corp.	2,877	$197,017
Myers Industries, Inc.	2,441	54,044
Raven Industries, Inc.*	3,538	138,690
Sturm Ruger & Co., Inc.	2,066	140,901
Trinseo SA	12,949	837,930
		4,325,945
Office Furnishings — 0.0%
Interface, Inc.	5,954	73,949
Office/Business Equipment — 0.0%
Pitney Bowes, Inc.	19,620	166,378
Oil & Gas — 1.2%
Evolution Petroleum Corp.	72,213	256,356
Helmerich & Payne, Inc.	4,567	131,210
HollyFrontier Corp.	24,475	927,113
Matador Resources Co.	115,260	2,407,781
Patterson-UTI Energy, Inc.	112,890	835,386
PBF Energy, Inc., Class A*	14,079	199,922
PDC Energy, Inc.*	21,646	756,528
Range Resources Corp.*	29,237	281,845
Southwestern Energy Co.*	112,602	456,038
Talos Energy, Inc.*	23,929	253,408
		6,505,587
Oil & Gas Services — 1.2%
Core Laboratories NV	9,482	336,990
DMC Global, Inc.*	43,548	2,743,089
Helix Energy Solutions Group, Inc.*	49,185	241,007
Natural Gas Services Group, Inc.*	173,060	1,799,824
NOW, Inc.*	7,442	79,108
Oceaneering International, Inc.*	48,849	576,418
Profire Energy, Inc.*	439,640	488,000
		6,264,436
Packaging & Containers — 0.2%
Matthews International Corp., Class A	5,499	196,314
TriMas Corp.*	17,371	583,492
		779,806
Pharmaceuticals — 2.1%
AdaptHealth Corp.*	34,348	1,056,888
Alector, Inc.*	19,543	355,292
Amphastar Pharmaceuticals, Inc.*	3,464	60,724
Corcept Therapeutics, Inc.*	3,486	87,673
Covetrus, Inc.*	5,812	215,974
Cytokinetics, Inc.*	96,901	1,814,956
Eagle Pharmaceuticals, Inc.*	1,008	44,856
Enanta Pharmaceuticals, Inc.*	4,093	201,867
Endo International PLC*	26,244	208,115
Fulcrum Therapeutics, Inc.*	44,064	555,647

	Number of Shares	Value
Pharmaceuticals — (Continued)
Kala Pharmaceuticals, Inc.*	5,132	$38,028
MERUS NV*	38,584	868,140
Mirum Pharmaceuticals, Inc.*	25,370	465,793
Myovant Sciences Ltd.*	35,756	803,080
Odonate Therapeutics, Inc.*	36,425	766,746
Owens & Minor, Inc.	7,220	245,552
Pacira BioSciences, Inc.*	826	60,711
Phibro Animal Health Corp., Class A	5,524	119,153
PMV Pharmaceuticals, Inc.*	14,912	561,138
Premier, Inc., Class A	55,476	1,876,198
Revance Therapeutics, Inc.*	14,572	382,661
Spectrum Pharmaceuticals, Inc.*	12,698	43,554
USANA Health Sciences, Inc.*	407	39,503
		10,872,249
Real Estate — 0.6%
Cushman & Wakefield PLC*	18,475	285,993
eXp World Holdings, Inc.*	24,334	1,469,530
Newmark Group, Inc., Class A	27,808	278,636
Realogy Holdings Corp.*	7,502	113,130
Redfin Corp.*	10,522	796,937
St Joe Co., (The)	1,076	54,155
		2,998,381
REITS — 2.5%
Agree Realty Corp.	1,641	105,943
Alexander & Baldwin, Inc.	4,543	79,366
Alexander’s, Inc.	430	116,577
Alpine Income Property Trust, Inc.	95,504	1,749,633
Apollo Commercial Real Estate Finance, Inc.	44,054	585,478
ARMOUR Residential REIT, Inc.	7,185	86,723
CareTrust REIT, Inc.	3,664	81,267
CatchMark Timber Trust, Inc., Class A	4,462	45,557
Centerspace	1,467	100,680
Chatham Lodging Trust*	17,141	238,774
Community Healthcare Trust, Inc.	2,769	121,365
CoreSite Realty Corp.	1,355	164,917
DiamondRock Hospitality Co.*	13,130	132,876
Diversified Healthcare Trust	12,664	56,988
Easterly Government Properties, Inc.	8,828	194,039
EastGroup Properties, Inc.	2,590	352,525
Franklin Street Properties Corp.	14,185	70,358
Getty Realty Corp.	5,173	144,741
Global Medical REIT, Inc.	134,830	1,816,160
Great Ajax Corp.	164,710	1,852,989
Healthcare Realty Trust, Inc.	2,820	81,385
Industrial Logistics Properties Trust	1,672	35,563

The accompanying notes are an integral part of the financial statements.
12

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value
REITS — (Continued)
KKR Real Estate Finance Trust, Inc.	9,611	$177,131
Lexington Realty Trust	12,112	129,841
LTC Properties, Inc.	1,083	44,306
Mack-Cali Realty Corp.	4,857	67,852
Medical Properties Trust, Inc.	5,867	126,669
New York Mortgage Trust, Inc.	183,589	765,566
NexPoint Residential Trust, Inc.	2,319	95,172
Office Properties Income Trust	5,407	136,743
One Liberty Properties, Inc.	1,957	41,899
PennyMac Mortgage Investment Trust	24,404	462,944
PS Business Parks, Inc.	1,242	179,916
Ready Capital Corp.	6,588	86,435
Redwood Trust, Inc.	77,920	766,733
Retail Opportunity Investments Corp.	28,261	446,806
Retail Properties of America, Inc., Class A	11,959	125,928
Saul Centers, Inc.	4,226	149,685
Tanger Factory Outlet Centers, Inc.	33,410	525,873
Uniti Group, Inc.	17,970	214,023
Universal Health Realty Income Trust	3,063	189,753
Urstadt Biddle Properties, Inc., Class A	4,563	73,556
Washington Real Estate Investment Trust	6,410	144,353
		13,165,088
Retail — 5.5%
American Eagle Outfitters, Inc.	37,439	962,182
Asbury Automotive Group, Inc.*	2,463	417,355
Aspen Aerogels, Inc.*	60,246	1,340,473
At Home Group, Inc.*	44,290	1,115,665
Big Lots, Inc.	7,174	455,836
BJ’s Restaurants, Inc.*	12,277	681,742
BJ’s Wholesale Club Holdings, Inc.*	48,234	1,938,042
Bloomin’ Brands, Inc.*	20,453	508,052
Boot Barn Holdings, Inc.*	34,618	2,091,620
Buckle, Inc., (The)	2,951	113,436
Build-A-Bear Workshop, Inc.*	157,600	1,107,928
Casey’s General Stores, Inc.	1,888	381,300
Children’s Place, Inc., (The)*	527	36,495
Clean Energy Fuels Corp.*	50,287	655,742
DineEquity, Inc.*	1,134	89,711
El Pollo Loco Holdings, Inc.*	9,027	165,465
FirstCash, Inc.	2,930	185,528
Five Below, Inc.*	3,696	687,900
Freshpet, Inc.*	5,869	914,860
GMS, Inc.*	16,779	614,111

	Number of Shares	Value
Retail — (Continued)
Group 1 Automotive, Inc.	2,270	$346,039
GrowGeneration Corp.*	68,132	3,108,863
Guess?, Inc.	12,246	308,722
Haverty Furniture Cos., Inc.	4,009	145,006
Hibbett Sports, Inc.*	1,413	90,799
J. Alexander’s Holdings, Inc.*	44,156	386,365
Lithia Motors, Inc., Class A	382	142,849
Lumber Liquidators Holdings, Inc.*	2,256	55,881
Michaels Cos Inc., (The)*	6,050	90,750
MSC Industrial Direct Co., Inc., Class A	4,693	404,208
Murphy USA, Inc.	12,593	1,569,717
ODP Corp., (The)*	1,764	67,508
Ollie’s Bargain Outlet Holdings, Inc.*	4,124	340,972
Papa John’s International, Inc.	10,409	938,788
PriceSmart, Inc.	1,079	104,070
RH*	2,399	1,176,398
Shake Shack, Inc., Class A*	7,718	914,429
Shoe Carnival, Inc.	32,852	1,608,434
Signet Jewelers Ltd.*	5,100	253,878
Texas Roadhouse, Inc.*	2,804	254,828
Vroom, Inc.*	16,401	725,744
Wingstop, Inc.	4,926	670,675
World Fuel Services Corp.	18,749	582,719
Zumiez, Inc.*	3,678	165,804
		28,916,889
Savings & Loans — 1.2%
Axos Financial, Inc.*	3,461	160,140
Banc of California, Inc.	5,748	106,683
Berkshire Hills Bancorp, Inc.	19,129	385,641
Brookline Bancorp, Inc.	4,158	59,168
Eagle Bancorp Montana, Inc.	73,060	1,590,516
FS Bancorp, Inc.	33,352	2,022,132
Northfield Bancorp, Inc.	4,651	63,672
Northwest Bancshares, Inc.	5,826	82,263
Pacific Premier Bancorp, Inc.	8,033	323,730
Provident Financial Services, Inc.	10,750	217,473
Riverview Bancorp, Inc.	238,490	1,574,034
		6,585,452
Semiconductors — 5.0%
ACM Research, Inc., Class A*	12,787	1,242,385
Advanced Energy Industries, Inc.	2,466	257,574
Allegro MicroSystems, Inc.*	12,997	339,742
Amtech Systems, Inc.*	248,050	2,378,799
Axcelis Technologies, Inc.*	20,256	746,839
AXT, Inc.*	161,562	2,088,997
Brooks Automation, Inc.	14,336	1,192,182
Cirrus Logic, Inc.*	3,525	288,274

The accompanying notes are an integral part of the financial statements.
13

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value
Semiconductors — (Continued)
CMC Materials, Inc.	1,581	$269,560
Diodes, Inc.*	10,149	796,899
FormFactor, Inc.*	53,622	2,432,830
Impinj, Inc.*	19,014	1,216,326
inTEST Corp.*	121,550	1,039,253
Kulicke & Soffa Industries, Inc.	6,419	320,051
Lattice Semiconductor Corp.*	16,527	795,279
MKS Instruments, Inc.	1,371	226,078
Monolithic Power Systems, Inc.	1,952	731,063
Onto Innovation, Inc.*	3,032	189,379
Photronics, Inc.*	138,545	1,650,071
Power Integrations, Inc.	15,698	1,387,232
Semtech Corp.*	16,011	1,173,766
Silicon Laboratories, Inc.*	5,881	915,907
SiTime Corp.*	23,772	2,316,106
Ultra Clean Holdings, Inc.*	47,555	2,205,601
Veeco Instruments, Inc.*	3,472	74,648
		26,274,841
Software — 7.3%
1Life Healthcare, Inc.*	7,611	361,599
8x8, Inc.*	4,085	139,748
ACI Worldwide, Inc.*	5,847	223,706
Allscripts Healthcare Solutions, Inc.*	2,480	38,266
Asure Software, Inc.*	265,392	2,067,404
Avaya Holdings Corp.*	134,300	3,984,681
Blackbaud, Inc.*	799	54,987
Blackline, Inc.*	7,433	921,841
BM Technologies, Inc.*	2,075	26,145
Bottomline Technologies de, Inc.*	2,442	109,597
Brightcove, Inc.*	43,026	937,106
Cardlytics, Inc.*	17,041	2,256,740
CDK Global, Inc.	30,755	1,542,056
Cogent Communications Holdings, Inc.	1,297	77,625
Computer Programs & Systems, Inc.*	28,349	891,576
Concentrix Corp.*	830	102,513
CSG Systems International, Inc.	2,981	137,573
Digital Turbine, Inc.*	37,822	3,122,962
Docebo, Inc.*	29,960	1,304,458
Domo, Inc., Class B*	28,020	1,785,715
Ebix, Inc.	5,151	125,581
Five9, Inc.*	3,941	730,031
Immersion Corp.*	3,570	35,379
Intelligent Systems Corp.*	19,242	763,523
LivePerson, Inc.*	19,157	1,257,082
ManTech International Corp., Class A	2,301	179,846
MicroStrategy, Inc., Class A*	477	357,946

	Number of Shares	Value
Software — (Continued)
Motorsport Games, Inc., Class A*	19,675	$528,274
NEOGAMES SA*	41,807	1,268,006
Pagerduty, Inc.*	15,513	694,052
Phreesia, Inc.*	17,701	1,084,186
Progress Software Corp.	5,306	225,717
PROS Holdings, Inc.*	15,208	720,859
PubMatic, Inc., Class A*	41,346	2,679,634
Schrodinger, Inc.*	18,496	1,895,470
Smith Micro Software, Inc.*	246,550	1,627,230
Tabula Rasa HealthCare, Inc.*	803	32,562
Take-Two Interactive Software, Inc.*	3,504	646,348
Talend S.A., ADR*	7,560	383,519
VERITONE, Inc.*	22,226	801,247
Viant Technology, Inc., Class A*	16,761	831,178
Workiva, Inc.*	5,144	520,316
Zovio, Inc.*	210,643	1,080,599
		38,554,883
Telecommunications — 2.3%
ATN International, Inc.	2,688	130,852
Aviat Networks, Inc.*	14,429	884,931
Calix, Inc.*	79,676	3,147,999
Cambium Networks Corp.*	51,608	2,182,502
Cincinnati Bell, Inc.*	2,642	40,370
IDT Corp., Class B	3,111	55,842
Iridium Communications, Inc.*	9,628	368,849
Liberty Latin America Ltd., Class C*	92,028	1,008,627
NetGear, Inc.*	2,616	104,640
One Stop Systems, Inc.*	111,232	717,446
ORBCOMM, Inc.*	85,933	655,669
Plantronics, Inc.*	3,217	130,256
Shenandoah Telecommunications Co.	2,153	95,486
Sierra Wireless, Inc.*	84,572	1,422,501
Viavi Solutions, Inc.*	23,640	382,613
Vonage Holdings Corp.*	47,609	629,391
		11,957,974
Textiles — 0.5%
Albany International Corp., Class A	1,126	89,010
UniFirst Corp.	9,853	2,387,284
		2,476,294

The accompanying notes are an integral part of the financial statements.
14

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (CONCLUDED)

February 28, 2021 (Unaudited)

	Number of Shares	Value
Transportation — 2.4%
Air Transport Services Group, Inc.*	112,237	$2,978,770
ArcBest Corp.	7,779	458,883
Bristow Group, Inc.*	2,104	56,008
CryoPort, Inc.*	40,582	2,412,194
Diamond S Shipping, Inc.*	138,670	1,123,227
Echo Global Logistics, Inc.*	6,531	181,954
Knight-Swift Transportation Holdings, Inc., Class A	1,873	80,914
Marten Transport Ltd.	55,129	891,987
PAM Transportation Services, Inc.*	27,579	1,599,306
Saia, Inc.*	8,184	1,641,138
SEACOR Holdings, Inc.*	689	29,289
Star Bulk Carriers Corp.	88,976	1,252,782
		12,706,452
Water — 0.1%
American States Water Co.	1,758	128,422
California Water Service Group	1,969	108,197
York Water Co., (The)	989	41,152
		277,771
TOTAL COMMON STOCKS
(Cost $311,594,186)		510,441,303

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 3.9%
U.S. Bank Money Market Deposit Account, 0.01%(a)	20,792,323	$20,792,323
TOTAL SHORT-TERM INVESTMENTS
(Cost $20,792,323)		20,792,323
TOTAL INVESTMENTS — 100.3%
(Cost $332,388,509)		531,233,626
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%		(1,583,952)
NET ASSETS — 100.0%		$529,649,674

*    Non-income producing security.

(a)	The rate shown is as of February 28, 2021.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SP ADR	Sponsored ADR

The accompanying notes are an integral part of the financial statements.
15

ADARA SMALLER COMPANIES FUND

STATEMENT of Assets and Liabilities

February 28, 2021 (Unaudited)

ASSETS
Investments, at value (cost $311,596,186)	$510,441,303
Short-term investments, at value (cost $20,792,323)	20,792,323
Receivables for:
Investments sold	4,384,644
Dividends	1,580,281
Capital shares sold	16,303
Prepaid expenses and other assets	48,839
Total assets	537,263,693

LIABILITIES
Payables for:
Investments purchased	6,145,580
Sub-advisory fees	281,129
Capital shares redeemed	1,160,000
Other accrued expenses and liabilities	27,310
Total liabilities	7,614,019
Net assets	$529,649,674

NET ASSETS CONSIST OF:
Par value	$26,189
Paid-in capital	278,787,671
Total distributable earnings/(loss)	250,835,814
Net assets	$529,649,674

CAPITAL SHARES:
Net Assets	$529,649,674
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	26,188,651
Net asset value, offering and redemption price per share	$20.22

The accompanying notes are an integral part of the financial statements.
16

ADARA SMALLER COMPANIES FUND

Statement of Operations

FOR THE SIX MONTHS ENDED February 28, 2021 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $1,534)	$1,643,541
Total investment income	1,643,541

EXPENSES
Sub-advisory fees (Note 2)	1,573,462
Administration and accounting services fees (Note 2)	82,972
Legal fees	26,959
Director fees	26,808
Custodian fees (Note 2)	20,326
Transfer agent fees (Note 2)	19,753
Officer fees	17,379
Audit and tax service fees	16,078
Registration and filing fees	10,824
Printing and shareholder reporting fees	2,844
Other expenses	20,655
Total expenses	1,818,060
Net investment income/(loss)	(174,519)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	65,615,359
Net change in unrealized appreciation/(depreciation) on investments	111,887,161
Net realized and unrealized gain/(loss) on investments	177,502,520
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$177,328,001

The accompanying notes are an integral part of the financial statements.
17

ADARA SMALLER COMPANIES FUND

Statements of Changes in Net Assets

	For the Six Months Ended February 28, 2021 (Unaudited)	For the Year Ended August 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income/(loss)	$(174,519)	$(229,541)
Net realized gain/(loss) from investments	65,615,359	6,307,080
Net change in unrealized appreciation/(depreciation) on investments	111,887,161	28,965,105
Net increase/(decrease) in net assets resulting from operations	177,328,001	35,042,644

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(5,747,679)	(11,162,154)
Net decrease in net assets from dividends and distributions to shareholders	(5,747,679)	(11,162,154)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,260,128	63,211,072
Reinvestment of distributions	5,252,862	9,841,826
Shares redeemed	(21,885,840)	(27,350,514)
Net increase/(decrease) in net assets resulting from capital share transactions	(3,372,850)	45,702,384
Total increase/(decrease) in net assets	168,207,472	69,582,874

NET ASSETS:
Beginning of period	361,442,202	291,859,328
End of period	$529,649,674	$361,442,202

SHARE TRANSACTIONS:
Shares sold	801,481	5,655,888
Shares reinvested	311,927	755,321
Shares redeemed	(1,257,979)	(2,715,130)
Net increase/(decrease) in shares	(144,571)	3,696,079

The accompanying notes are an integral part of the financial statements.
18

ADARA SMALLER COMPANIES FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Six Months Ended February 28, 2021 (Unaudited)		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$13.73		$12.89	$16.76	$12.94	$11.20	$10.59
Net investment income/(loss)(1)	(0.01)		(0.01)	(0.01)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain/(loss) from investments	6.72		1.33	(1.99)	4.36	1.76	0.64
Net increase/(decrease) in net assets resulting from operations	6.71		1.32	(2.00)	4.35	1.74	0.61
Dividends and distributions to shareholders from:
Net realized capital gains	(0.22)		(0.48)	(1.87)	(0.53)	—	— (2)
Total dividends and distributions to shareholders	(0.22)		(0.48)	(1.87)	(0.53)	—	—
Net asset value, end of period	$20.22		$13.73	$12.89	$16.76	$12.94	$11.20
Total investment return/(loss)(3)	49.19	%(4)	10.47%	(11.16)%	34.54%	15.54%	5.76%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$529,650		$361,442	$291,859	$349,352	$262,480	$225,101
Ratio of expenses to average net assets	0.84	%(5)	0.90%	0.93%	0.90%	0.92%	1.15%
Ratio of net investment income/(loss) to average net assets	(0.08	)%(5)	(0.08)%	(0.08)%	(0.07)%	(0.15)%	(0.26)%
Portfolio turnover rate	43	%(4)	101%	80%	86%	88%	101%

(1)	Calculated based on average shares outstanding for the period.

(2)	Amount represents less than $0.005 per share.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized

(5)	Annualized

The accompanying notes are an integral part of the financial statements.
19

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2021 (Unaudited)

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-six separate investment portfolios, including the Adara Smaller Companies Fund (the “Fund”), which commenced investment operations on October 21, 2014.

RBB has authorized capital of one hundred billion shares of common stock of which 87.923 billion shares are currently classified into one hundred and ninety classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective seeks capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is February 28, 2021, and the period covered by these Notes to Financial Statements is for the six months ended February 28, 2021 (the “current fiscal period”).

PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

February 28, 2021 (Unaudited)

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Common Stocks	$510,441,303	$510,441,303	$—	$—
Short-Term Investments	20,792,323	20,792,323	—	—
Total Investments*	$531,233,626	$531,233,626	$—	$—

*	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

REITS — The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are

21

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

February 28, 2021 (Unaudited)

allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Altair Advisers, LLC (“Altair” or the “Adviser”) serves as the investment adviser to the Fund. Aperio Group, LLC, Driehaus Capital Management, LLC, Pacific Ridge Capital Partners, LLC, Pier Capital, LLC and River Road Asset Management, LLC each serve as an investment sub-adviser (“Sub-Adviser”) to the Fund.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The Sub-Advisers provide investment advisory services to the portion of the Fund’s portfolio allocated to them by the Adviser. The Adviser and the Fund have entered into sub-advisory agreements with the Sub-Advisers to manage the Fund, subject to supervision of the Adviser and the Board, and in accordance with the investment objective and restrictions of the Fund. The Fund compensates the Sub-Advisers for their services at an annual rate based on the Fund’s average daily net assets, (the “Sub-Advisory Fee”), not to exceed 1.00%, payable on a monthly basis in arrears.

During the current fiscal period, collectively, sub-advisory fees accrued were $1,573,462, or the rate of 0.73%.

22

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

February 28, 2021 (Unaudited)

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Fund’s investment advisory agreement with the Adviser, the Adviser is entitled to receive reimbursement for out-of-pocket expenses it incurs in connection with its compliance monitoring of Fund trading, up to 0.01% of the Fund’s average daily net assets. During the current fiscal period, the Adviser received $11,945.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3. Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$175,104,607	$172,769,428

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

23

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

February 28, 2021 (Unaudited)

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	Net Unrealized Appreciation/ (Depreciation)
$275,401,252	$106,431,837	$(23,409,494)	$83,022,343

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2020, primarily attributable to current year write-off of Passive Foreign Investment Company (PFIC) sales and distributions, were reclassified among the following accounts:

Distributable earnings/(loss)	PAID-IN CAPITAL
$106,846	$(106,846)

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	QUALIFIED LATE-YEAR LOSSES
$—	$—	$(3,603,734)	$83,022,343	$(163,117)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2020 were as follows:

	ORDINARY INCOME	LONG-TERM GAINS	TOTAL
2020	$—	$11,162,154	$11,162,154

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2020, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2020. The Fund deferred qualified late-year losses of $163,117 which will be treated as arising on the first business day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2020, the Fund had capital loss carryforwards of $3,603,734.

24

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

February 28, 2021 (Unaudited)

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On March 9, 2021, Mr. Richard Driehaus, the founder of Driehaus Capital Management LLC (“Driehaus”), passed away, causing Driehaus to undergo a technical change in control. This change in control resulted in the automatic termination of the Fund’s sub-advisory agreement with Driehaus. Following the termination, the rules under the 1940 Act permitted the Board to approve an interim sub-advisory agreement with Driehaus within ten business days. Accordingly, on March 16, 2021, the Board approved an interim sub-advisory agreement effective March 9, 2021. The interim sub-advisory agreement will terminate upon the earlier of: (a) 150 calendar days after the effective date; or (b) the effective date of a new sub-advisory agreement.

25

ADARA SMALLER COMPANIES FUND

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6482 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC website at http://www.sec.gov.

APPROVAL OF SUB-ADVISORY AGREEMENT WITH APERIO GROUP, LLC

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the approval of a new sub-advisory agreement among Altair, the Company, on behalf of the Fund, and Aperio Group, LLC (“Aperio”) (the “Sub-Advisory Agreement”) at a special meeting of the Board held on December 10, 2020 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Sub-Advisory Agreement for an initial period ending August 16, 2021. The Board’s decision to approve the Sub-Advisory Agreement reflects the exercise of its business judgment. In approving the Sub-Advisory Agreement, the Board considered information provided by Altair and Aperio, with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the Sub-Advisory Agreement between Altair and Aperio, the Board took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Board considered (i) the nature, extent, and quality of services provided to the Fund by Aperio; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Aperio’s investment philosophies and processes; (iv) Aperio’s assets under management and client descriptions; (v) Aperio’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Aperio’s advisory fee arrangements and other similarly managed clients, as applicable; (vii) Aperio’s compliance procedures; (viii) Aperio’s financial information and insurance coverage, including the effect of the change of control on Aperio’s operations; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark. The Board acknowledged that it relied, in part, on its prior review of Aperio at its May 13-14, 2020 meeting whereby the Board had performed its review and annual renewal of the Fund’s prior sub-advisory agreement with Aperio.

The Board considered the nature, extent, and quality of services to be provided by Aperio. The Board also considered the fees payable to Aperio under the proposed Sub-Advisory Agreement with Aperio and the services to be provided by Aperio.

After reviewing the information regarding Aperio’s costs, profitability and economies of scale, and after considering the services to be provided by Aperio, the Board concluded that the sub-advisory fees to be paid by the Fund to Aperio were fair and reasonable and that the Sub-Advisory Agreement should be approved for an initial period ending August 16, 2021.

26

ADARA SMALLER COMPANIES FUND

Liquidity Risk Management Program

(Unaudited)

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Adviser Program. The Adviser has delegated oversight of the Adviser Program to its Compliance Committee, whose process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the fiscal period, the Board and its Investment and Liquidity Risk Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from June 1, 2019 to June 30, 2020 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s trading environment and reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund held a percentage of highly liquid assets above its highly liquid investment minimum at all times during the Period; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review the Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

27

Investment Adviser
Altair Advisers, LLC
303 West Madison Street, Suite 600
Chicago, IL 60606

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

ADA-SAR21

AQUARIUS INTERNATIONAL FUND

of

The RBB Fund, Inc.

SEMI-ANNUAL REPORT

February 28, 2021
(Unaudited)

This report is submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

AQUARIUS INTERNATIONAL FUND

SEMI-Annual Report
Performance Data

February 28, 2021 (UNAUDITED)

Average Annual Total Returns for the Periods Ended February 28, 2021
	Six Months†	One Year	Since Inception
Aquarius International Fund	13.75%	22.91%	5.37%*
MSCI AC WORLD INDEX ex USA Gross Index	8.79%	8.79%	0.75%**

†	Not annualized.

*	The Fund commenced operations on April 17, 2018.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (844) 261-6482.

The Fund’s total annual Fund operating expenses, as stated in the current prospectus dated December 31, 2020, are 0.75% of average daily net assets. This ratio may differ from the actual expenses incurred by the Fund for the period covered by this report.

The Fund invests in common stocks, preferred stocks, warrants to acquire common stocks and securities convertible into common stocks. Portfolio composition is subject to change.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 27 Emerging Markets (EM) countries. With 2,357 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. It is impossible to invest directly in an index.

Investment Considerations

Investing in the Fund involves risk and an investor may lose money. The success of the Fund’s strategy depends on the Adviser’s ability to select Sub-Advisers and each manager’s ability to select investments for the Fund. The Fund may invest in riskier type investments including small, micro-cap and large cap stocks, Initial Public Offerings (IPOs), special situations, foreign markets, emerging markets and illiquid securities all of which may be more volatile and less liquid.

1

AQUARIUS INTERNATIONAL FUND

Fund Expense Example

February 28, 2021 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from September 1, 2020 through February 28, 2021 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six Month Total Investment Return
Actual	$ 1,000.00	$ 1,137.50	$ 72.87	0.77%	13.75%
Hypothetical (5% return before expenses)	1,000.00	939.52	66.12	0.77	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio in the table above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

2

AQUARIUS INTERNATIONAL FUND

Portfolio Holdings Summary Table

February 28, 2021 (Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Semiconductors	8.8%	$29,365,859
Internet	7.0	23,462,963
Pharmaceuticals	6.9	23,163,662
Banks	6.5	21,800,598
Insurance	5.2	17,378,224
Beverages	5.2	17,367,466
Commercial Services	3.4	11,388,035
Telecommunications	3.1	10,342,838
Oil & Gas	2.9	9,666,792
Retail	2.9	9,591,584
Investment Companies	2.7	8,918,682
Healthcare-Products	2.5	8,352,146
Chemicals	2.4	7,908,473
Software	2.2	7,390,367
Electronics	2.2	7,258,624
Diversified Financial Services	2.1	6,906,779
Apparel	2.0	6,724,883
Cosmetics/Personal Care	1.8	5,971,926
Food	1.8	5,931,263
Machinery-Diversified	1.8	5,837,970
Building Materials	1.7	5,554,523
Media	1.4	4,703,962
Computers	1.2	4,061,902
Distribution/Wholesale	1.1	3,821,718
Airlines	1.1	3,551,923
Mining	1.0	3,474,361
Lodging	0.8	2,803,599
Electrical Components & Equipment	0.8	2,790,894
Auto Manufacturers	0.8	2,773,083
Real Estate	0.8	2,768,417
Miscellaneous Manufacturing	0.8	2,737,216
Water	0.8	2,629,073
Hand/Machine Tools	0.8	2,490,841
Healthcare-Services	0.7	2,177,802
Food Service	0.6	1,893,209
Home Builders	0.5	1,699,630
Biotechnology	0.5	1,668,428
Transportation	0.4	1,305,832
Private Equity	0.4	1,301,062
Electric	0.3	1,086,483
Iron/Steel	0.3	1,044,479
Agriculture	0.3	1,017,358
Auto Parts & Equipment	0.2	810,385
Machinery-Construction & Mining	0.2	793,321
REITS	0.2	745,278
Environmental Control	0.2	662,277
Engineering & Construction	0.2	651,189
Home Furnishings	0.2	640,206
Gas	0.2	526,731
Household Products/Wares	0.2	505,450
Aerospace/Defense	0.1	341,731
Energy-Alternate Sources	0.1	335,926
Toys/Games/Hobbies	0.1	272,351
Pipelines	0.1	241,500
Advertising	0.1	233,800
Entertainment	0.1	212,308
Holding Companies-Diversification	0.0	127,594
Office/Business Equipment	0.0	121,456
Forest Products & Paper	0.0	95,617
Leisure Time	0.0	78,489
Coal	0.0	57,071
PREFERRED STOCKS:
Cosmetics/Personal Care	0.3	970,410
Chemicals	0.3	871,906
Airlines	0.2	531,341
Banks	0.1	199,729
Auto Manufacturers	0.0	68,165
Electronics	0.0	45,199
Electric	0.0	35,258
EXCHANGE TRADED FUNDS:
Diversified Financial Services	0.1	416,044
SHORT-TERM INVESTMENTS	6.0	20,024,954
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES	0.3	1,096,926
NET ASSETS	100.0%	$333,797,541

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

3

AQUARIUS INTERNATIONAL FUND

Portfolio Holdings Summary Table

February 28, 2021 (Unaudited)

The following table presents a summary by country of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Australia	2.5%	$8,469,038
Austria	0.1	302,960
Belgium	2.2	7,413,261
Brazil	0.6	1,989,952
Canada	1.3	4,387,906
Cayman Islands	9.1	30,426,478
China	2.1	7,062,134
Colombia	0.0	53,939
Cyprus	0.1	350,996
Denmark	1.3	4,200,890
Egypt	0.1	207,680
Finland	0.7	2,308,800
France	5.5	18,227,815
Germany	3.3	10,878,477
Hong Kong	1.6	5,229,663
Hungary	0.1	329,254
India	3.5	11,791,894
Indonesia	0.3	871,619
Ireland	6.0	20,094,185
Israel	0.7	2,452,850
Italy	1.1	3,524,288
Japan	8.2	27,359,040
Luxembourg	0.0	82,239
Mexico	0.3	1,010,269
Netherlands	3.2	10,729,887
New Zealand	0.0	33,683
Norway	0.1	481,814
Papua New Guinea	0.0	103,180
Philippines	0.0	69,327
Portugal	0.0	74,158
South Korea	4.9	16,376,899
Russia	0.6	1,897,928
Singapore	0.6	2,124,941
South Africa	0.3	1,067,402
Spain	0.3	945,610
Sweden	3.0	10,003,273
Switzerland	7.2	24,102,419
Taiwan	4.5	14,869,647
Thailand	1.4	4,511,090
Turkey	0.0	33,554
United Kingdom	14.6	48,735,315
United States	1.3	4,351,856
PREFERRED STOCKS:
Brazil	0.2	719,030
Colombia	0.0	47,298
Germany	0.3	985,270
South Korea	0.3	970,410
EXCHANGE TRADED FUNDS:
United States	0.1	416,044
SHORT-TERM INVESTMENTS
United States	6.0	20,024,954
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3	1,096,925
NET ASSETS	100.0%	$333,797,541

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

4

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments

February 28, 2021 (Unaudited)

	Number of Shares	Value
COMMON STOCKS — 92.7%
Advertising — 0.1%
Dentsu, Inc.	1,800	$62,854
Publicis Groupe SA	2,188	128,657
WPP, PLC	3,536	42,289
		233,800
Aerospace/Defense — 0.1%
Airbus Group SE*	1,204	139,874
MTU Aero Engines AG, ADR	562	67,361
Safran SA	649	88,467
Thales SA	486	46,029
		341,731
Agriculture — 0.3%
British American Tabacco, PLC, SP ADR	6,138	215,198
Imperial Brands, PLC, SP ADR	3,146	59,050
Japan Tobacco, Inc.	4,730	85,644
Origin Enterprises, PLC	147,132	621,723
Swedish Match AB	498	35,743
		1,017,358
Airlines — 1.1%
Ryanair Holding, PLC, SP ADR*	33,035	3,551,923
Apparel — 2.0%
Adidas AG	4,126	1,438,259
Adidas AG, SP ADR	1,152	202,337
Gildan Activewear, Inc.*	5,757	174,840
Hermes International	80	89,123
Kering SA	139	87,910
LVMH Moet Hennessy Louis Vuitton SE	6,200	3,928,435
LVMH Moet Hennessy Louis Vuitton SE, ADR	2,000	254,020
NIKE, Inc., Class B	3,465	467,013
Shenzhou International Group Holdings, Ltd.	4,000	82,946
		6,724,883
Auto Manufacturers — 0.8%
Bayerische Motoren Werke AG, SP ADR	3,309	95,597
BYD Co., Ltd.	1,500	38,445
Daimler AG	3,623	290,439
Ferrari NV	141	27,439
Ferrari NV	642	126,718
Geely Automobile Holdings, Ltd.	6,982	22,585
Geely Automobile Holdings, Ltd., ADR	883	58,269
Hyundai Motor Co.	353	74,259
Kia Motors Corp.	4,408	310,800
Maruti Suzuki India Ltd.	2,605	243,244
NIO, Inc., ADR*	2,072	94,856
Nissan Motor Co., Ltd.*	10,100	55,217

Stellantis NV*	5,160	83,572
Tata Motors, Ltd., SP ADR*	32,755	720,283
Toyota Motor Corp.	600	44,336
Toyota Motor Corp., SP ADR	1,862	275,446
Volkswagen AG, ADR	5,060	118,495
Volvo AB, Class B	3,636	93,083
		2,773,083
Auto Parts & Equipment — 0.2%
Continental AG*	442	63,543
Fuyao Glass Industrials Group, Ltd., (a)	69,580	426,454
Magna International, Inc.	3,010	253,442
Michelin	463	66,946
		810,385
Banks — 6.5%
Australia & New Zealand Banking Group, Ltd.	5,980	120,089
Banco Santander SA	37,238	129,480
Bangkok Bank	267,500	1,067,948
Bank Central Asia Tbk PT	328,970	773,983
Bank Leumi Le Israel	361,991	2,195,537
Bank Montreal	867	70,687
Bank of Ireland Group, PLC*	488,515	1,973,405
Bank of Nova Scotia, (The)	1,749	101,949
Bank Rakyat Indonesia Persero Tbk PT, ADR	2,219	36,392
Bankia SA	40,101	78,788
Barclays, PLC	126,063	281,340
Bendigo & Adelaide Bank, Ltd.	12,614	94,759
BNP Paribas SA	2,636	156,703
BOC Hong Kong Holdings, Ltd.	28,000	93,030
CaixaBank SA	38,503	111,514
Canadian Imperial Bank of Commerce	573	52,813
China Construction Bank Corp.	106,000	85,091
China Merchants Bank Co., Ltd., ADR	554	21,456
China Merchants Bank Co., Ltd.	12,063	92,508
Commercial International Bank Egypt SAE, ADR	4,572	17,831
Commercial International Bank Egypt SAE	48,225	189,849
Commerzbank AG*	18,102	118,598
Commonwealth Bank Of Australia	4,044	253,837
Concordia Financial Group, Ltd.	11,723	45,406
Credit Suisse Group AG	13,720	198,481
Dah Sing Financial Holdings, Ltd.	210,000	678,815
DBS Group Holdings, Ltd.	75,800	1,501,947
DBS Group Holdings, Ltd., SP ADR	1,611	128,058

The accompanying notes are an integral part of the financial statements.

5

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value
Banks — (Continued)
Deutsche Bank AG*	8,776	$107,682
DNB ASA	12,189	236,801
FinecoBank Banca Fineco SpA*	5,751	100,868
FirstRand, Ltd.	13,495	44,789
Fukuoka Financial Group, Inc.	3,000	54,198
Grupo Aval Acciones y Valores SA, ADR	8,589	53,939
Grupo Financiero Banorte SAB de CV	71,118	357,137
Hang Seng Bank, Ltd.	4,400	84,978
HDFC Bank, Ltd.	109,016	2,286,626
HDFC Bank, Ltd., ADR	15,129	1,197,309
HSBC Holdings, PLC, SP ADR	9,910	294,426
ICICI Bank, Ltd., SP ADR*	62,462	1,037,494
ING Groep NV	7,103	77,797
Macquarie Group, Ltd.	749	81,988
Mediobanca Banca di Credito Finanziario SpA	3,974	41,266
Mitsubishi UFJ Financial Group Inc., SP ADR	53,334	280,004
National Australia Bank, Ltd., SP ADR	11,208	106,812
National Australia Bank, Ltd.	7,689	145,993
Nedbank Group, Ltd., SP ADR	2,666	22,814
Nordea Bank Abp	93	843
Nordea Bank Abp	11,504	104,190
OTP Bank, PLC*	7,259	329,254
Oversea-Chinese Bank Corp., Ltd.	9,000	73,628
Royal Bank Canada	3,116	265,140
Sberbank Russia, SP ADR	66,224	964,221
Shinhan Financial Group Co., Ltd., SP ADR	9,162	265,423
Societe Generale SA	2,392	59,193
Standard Bank Group, Ltd.	9,099	79,796
Sumitomo Mitsui Financial Group Inc., SP ADR	56,610	397,402
Svenska Handelsbanken AB	126,185	1,330,347
Toronto-Dominion Bank, (The)	3,414	206,103
UBS Group AG	13,717	213,414
United Overseas Bank, Ltd.	6,000	110,184
Woori Financial Group, Inc., SP ADR	4,696	118,245
		21,800,598
Beverages — 5.2%
Anheuser-Busch InBev SA NV, SP ADR	2,087	120,483
Asahi Group Holdings Ltd.	1,700	74,217
Carlsberg A/S	499	78,357
China Resources Beer Holdings Co., Ltd.	10,000	75,447

Coca-Cola Amatil, Ltd.	543,299	5,609,405
Coca-Cola European Partners, PLC	476	24,252
Diageo, PLC	134,730	5,300,126
Diageo, PLC, SP ADR	2,046	322,736
Fomento Economico Mexicano SAB de CV, SP ADR	461	31,578
Heineken NV	592	58,496
Kirin Holdings Co., Ltd.	2,000	39,402
Kweichow Moutai Co., Ltd.	3,272	1,076,445
Pernod Ricard SA	300	56,949
Suntory Beverage & Food Ltd.	800	27,463
Thai Beverage, PLC	6,250,500	3,443,142
Wuliangye Yibin Co., Ltd.	23,699	1,028,968
		17,367,466
Biotechnology — 0.5%
Akeso, Inc., (a)*	24,078	157,836
Argenx SE, ADR*	151	49,933
BeiGene Ltd., ADR*	238	76,160
CSL Ltd., SP ADR	1,030	105,719
CSL, Ltd.	628	127,986
Genmab A/S*	1,453	487,315
Genmab A/S, ADR*	2,330	78,917
Innovent Biologics, Inc., (a)*	31,001	319,026
Zai Lab Ltd., ADR*	1,800	265,536
		1,668,428
Building Materials — 1.7%
Anhui Conch Cement Co., Ltd., ADR	455	14,683
Anhui Conch Cement Co., Ltd.	3,500	22,492
Cemex SAB de CV, SP ADR*	55,954	369,856
CRH, PLC	63,711	2,765,771
CRH, PLC, SP ADR	3,605	156,204
Daikin Industries, Ltd., SP ADR	1,490	29,025
Daikin Industries, Ltd.	249	48,527
Geberit AG	90	53,062
James Hardie Industries PLC	2,896	81,225
LafargeHolcim, Ltd.*	2,013	111,051
Semen Indonesia Persero Tbk PT, ADR	2,421	34,439
Sika AG	6,981	1,846,052
TOTO, Ltd.	365	22,136
		5,554,523
Chemicals — 2.4%
Air Liquide SA	18,577	2,797,600
Air Liquide SA, ADR	1,771	53,201
Akzo Nobel NV, ADR	2,496	86,767
Asahi Kasei Corp.	6,000	65,092
Asian Paints Ltd.	14,003	434,778
BASF SE, SP ADR	9,844	201,704

The accompanying notes are an integral part of the financial statements.

6

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value
Chemicals — (Continued)
Covestro AG, (a)	1,716	$124,249
Croda International, PLC	16,514	1,425,755
Fuchs Petrolub SE	27,450	1,191,386
Givaudan SA, ADR	600	45,690
Givaudan SA	27	101,689
ICL Group, Ltd.	12,592	71,774
Johnson Matthey, PLC	1,377	58,840
Kansai Paint Co., Ltd.	1,360	35,584
Koninklijke DSM NV	561	92,501
LANXESS AG	1,023	75,932
LG Chem, Ltd.	681	502,758
Mitsui Chemicals, Inc.	22	681
Nippon Paint Holdings Co., Ltd.	722	53,777
Novozymes A/S, ADR	920	56,709
Shin Etsu Chemical Co., Ltd., ADR	2,744	112,916
Shin-Etsu Chemical Co., Ltd.	654	107,187
Solvay SA	373	45,401
Sumitomo Chemical Co., Ltd.	13,000	63,288
Symrise AG	500	58,411
Umicore SA, ADR	3,052	44,803
		7,908,473
Coal — 0.0%
China Shenhua Energy Co., Ltd.	30,000	57,071
Commercial Services — 3.4%
Adecco Group AG	374	23,538
Adyen NV, (a)*	884	2,062,710
ALD SA, (a)	57,539	842,361
Amadeus IT Group SA, ADR	1,437	101,332
Ashtead Group, PLC	2,764	150,173
Bidvest Group, Ltd., (The)	3,146	34,888
Bureau Veritas SA	1,739	47,043
China Merchants Port Holdings Co., Ltd.	60,000	87,333
Edenred	1,223	67,781
Experian, PLC	2,543	80,725
IHS Markit, Ltd.	10,530	949,385
Intertek Group, PLC	35,751	2,679,852
Localiza Rent a Car SA, ADR*	4,006	42,023
New Oriental Education & Tech Group, Inc., SP ADR*	3,241	575,666
Recruit Holdings Co., Ltd.	3,292	164,499
RELX, PLC	100,947	2,388,619
Rentokil Initial, PLC*	7,414	48,307
Secom Co., Ltd.	358	31,173
SGS SA	188	537,261
TAL Education Group, ADR*	4,632	359,165
Transurban Group	6,366	63,089
Worldline SA (France), (a)*	573	51,112
		11,388,035

Computers — 1.2%
CGI, Inc.*	279	20,822
CyberArk Software Ltd.*	576	84,574
EPAM Systems, Inc.*	2,041	762,538
Fujitsu Ltd.	422	61,223
Globant S.A.*	147	31,564
Infosys Ltd., SP ADR	12,897	220,797
Logitech International SA	536	57,909
Nomura Research Institute Ltd.	54,300	1,684,710
Obic Co., Ltd.	400	67,383
Tata Consultancy Services, Ltd.	18,737	738,036
Teleperformance	266	94,232
Wipro Ltd., ADR	38,844	238,114
		4,061,902
Cosmetics/Personal Care — 1.8%
Beiersdorf AG	602	59,482
Essity AB, Class B	3,135	94,197
Kao Corp.	1,250	84,099
Kose Corp.	300	48,222
LG Household & Health Care, Ltd.	220	296,188
Lion Corp.	2,631	50,500
L’Oreal SA	1,866	680,996
L’Oreal SA, ADR	3,400	249,084
Natura & Co. Holding SA, ADR	5,256	86,566
Proya Cosmetics Co., Ltd.	12,694	329,955
Unicharm Corp.	1,087	43,065
Unilever PLC-CVA	69,356	3,602,904
Unilever, PLC, ADR	6,659	346,668
		5,971,926
Distribution/Wholesale — 1.1%
Bunzl, PLC	113,869	3,555,079
ITOCHU Corp.	3,700	110,512
ITOCHU Corp., ADR	426	25,637
Jardine Cycle & Carriage Ltd.	4,000	62,842
Mitsui & Co., Ltd.	3,159	67,648
		3,821,718
Diversified Financial Services — 2.1%
ASX, Ltd.	1,017	52,959
B3 SA - Brasil Bolsa Balcao*	33,654	326,740
China International Capital Corp. Ltd., (a)*	19,000	43,808
Deutsche Boerse AG	7,936	1,300,296
Deutsche Boerse AG, ADR	2,810	45,747
East Money Information Co., Ltd.	110,219	519,746
Guotai Junan Securities Co., Ltd., (a)	33,000	45,833
Hong Kong Exchange & Clearing, Ltd.	8,549	525,617
Housing Development Finance Corp., Ltd.	16,156	559,114

The accompanying notes are an integral part of the financial statements.

7

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value
Diversified Financial Services — (Continued)
Japan Exchange Group, Inc., ADR	65,600	$1,416,738
KB Financial Group, Inc., ADR	6,431	246,436
London Stock Exchange Group, PLC	791	106,294
London Stock Exchange Group, PLC, ADR	2,464	84,121
Nomura Holdings, Inc.	14,100	82,360
Pagseguro Digital, Ltd.*	8,460	491,188
Rathbone Brothers, PLC	2,455	53,062
Sanlam Ltd., ADR	5,156	41,274
SBI Cards & Payment*	14,670	213,356
SBI Holdings, Inc.	2,600	72,745
Singapore Exchange, Ltd.	6,000	44,671
St James’s Place, PLC	5,807	95,781
Standard Life Aberdeen, PLC	15,283	66,750
Visa, Inc., Class A	2,223	472,143
		6,906,779
Electric — 0.3%
E.ON SE	4,210	42,927
Enel SpA	14,744	139,020
Engie SA, SP ADR	8,968	131,731
Fortis, Inc.	2,870	110,495
Iberdrola SA	8,686	108,852
Iberdrola SA, SP ADR	1,618	81,364
National Grid, PLC	2,867	32,238
National Grid, PLC, SP ADR	2,605	145,593
Orsted A/S, (a)	381	61,408
Power Assets Holdings, Ltd.	9,500	52,715
RWE AG	1,019	38,487
SSE, PLC, ADR	5,415	99,961
Terna Rete Elettrica Nazionale SpA	6,010	41,692
		1,086,483
Electrical Components & Equipment — 0.8%
Contemporary Amperex Technology Co., Ltd.	11,600	576,495
Delta Electronics, Inc.	31,000	312,022
Legrand SA	19,325	1,680,102
Schneider Electric SE	698	103,216
Schneider Electric SE, ADR	4,025	119,059
		2,790,894
Electronics — 2.2%
ABB Ltd.	4,533	130,503
Assa Abloy AB, Class B	111,187	2,789,105
Halma, PLC	47,676	1,509,293
Hirose Electric Co., Ltd.	427	62,593
Hon Hai Precision	164,352	660,243
Hoya Corp.	670	76,197
Hoya Corp., SP ADR	487	55,606

Kyocera Corp.	900	58,255
Murata Manufacturing Co., Ltd.	1,119	95,926
Murata Manufacturing Co., Ltd., ADR	5,048	109,037
Nidec Corp.	78	9,946
Nidec Corp., SP ADR	4,640	148,944
Shenzhen Inovance Technology Co., Ltd.	19,100	252,437
Silergy Corp.	4,715	452,635
TXC Corp.	119,000	420,390
Unimicron Technology Corp.	122,318	427,514
		7,258,624
Energy-Alternate Sources — 0.1%
Vestas Wind Systems A/S	496	93,012
Xinyi Solar Holdings, Ltd.	115,653	242,914
		335,926
Engineering & Construction — 0.2%
Ferrovial SA	3,085	76,563
Grupo Aeroportuario del Pacifico SAB de CV, SP ADR, Class B*	392	39,737
Grupo Aeroportuario del Sureste SAB de CV, SP ADR	471	87,677
HOCHTIEF AG	774	69,170
S/INTL AIRPORT	30,000	287,631
Vinci SA, ADR	3,476	90,411
		651,189
Entertainment — 0.1%
MultiChoice Group	5,548	46,804
MultiChoice Group, Ltd., ADR	93	797
Oriental Land Co., Ltd.	613	103,219
Paddy Power Betfair, PLC*	321	61,488
		212,308
Environmental Control — 0.2%
China Conch Venture Holdings, Ltd.	149,000	662,277
Food — 1.8%
Barry Callebaut AG	40	86,531
BRF SA, ADR*	3,487	13,599
China Mengniu Dairy Co., Ltd.*	115,925	633,473
Chocoladefabriken Lindt & Spruengli AG	6	50,348
Cia Brasileira de Distribuicao, SP ADR	2,775	41,542
Coles Group, Ltd.	4,109	48,647
Colruyt SA	628	37,620
Glanbia, PLC	92,604	1,196,232
ICA Gruppen AB	1,766	83,803
JBS SA, ADR	690	6,417
Just Eat Takeaway.com NV, ADR*	2,870	28,413
Kerry Group, PLC, Class A	139	16,725

The accompanying notes are an integral part of the financial statements.

8

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value
Food — (Continued)
Koninklijke Ahold Delhaize NV	696	$18,378
Koninklijke Ahold Delhaize NV, SP ADR	4,031	106,398
Marine Harvest	1,851	44,703
Meiji Holdings Co., Ltd.	400	25,447
Nestle SA	14,111	1,472,747
Nestle SA, SP ADR	6,845	717,493
Ocado Group, PLC*	2,138	65,687
Seven & i Holdings Co., Ltd., ADR	3,000	57,414
Seven & i Holdings Co., Ltd.	24,300	926,178
Tesco, PLC	9,381	29,487
Wilmar International Ltd.	29,000	114,176
Woolworths Group, Ltd.	2,137	65,172
Yakult Honsha Co., Ltd.	900	44,633
		5,931,263
Food Service — 0.6%
Compass Group, PLC*	85,885	1,744,068
Compass Group, PLC, SP ADR*	7,353	149,141
		1,893,209
Forest Products & Paper — 0.0%
Smurfit Kappa Group PLC, ADR	736	34,872
UPM-Kymmene Corp.	1,590	60,745
		95,617
Gas — 0.2%
Beijing Enterprises Holdings, Ltd.	23,500	81,331
China Gas Holdings, Ltd.	14,200	57,240
China Resources Gas Group, Ltd.	6,000	29,996
ENN Energy Holdings, Ltd.	6,000	91,753
Indraprastha Gas Ltd.	32,460	217,767
Snam SpA	9,397	48,644
		526,731
Hand/Machine Tools — 0.8%
Amada Co., Ltd.	137,300	1,677,534
Sandvik AB	3,286	88,248
Schindler Holding AG	216	57,513
Techtronic Industrials Co., Ltd.	43,860	667,546
		2,490,841
Healthcare-Products — 2.5%
Alcon, Inc.*	67,776	4,667,871
Alcon, Inc., ADR*	1,128	77,155
Asahi Intecc Co., Ltd.	1,004	28,833
Cochlear, Ltd.	376	61,347
Coloplast A/S, SP ADR	1,070	16,403
Coloplast A/S, Class B	327	49,810
Essilor International Cie Generale d’Opitque SA	10,286	1,677,988
EssilorLuxottica SA, ADR	144	11,789

Fisher & Paykel Healthcare Corp. Ltd.	1,584	33,683
Hengan International Group Co., Ltd.	7,010	48,459
Koninklijke Philips	22,383	1,222,045
Koninklijke Philips NV	1,898	103,251
Olympus Corp.	2,000	42,139
QIAGEN NV*	2,099	104,950
Siemens Healthineers AG, (a)	1,037	57,466
Smith & Nephew PLC	2,242	43,542
Sysmex Corp.	300	31,235
Sysmex Corp., ADR	450	23,513
Terumo Corp.	1,362	50,667
		8,352,146
Healthcare-Services — 0.7%
Aier Eye Hospital Group Co., Ltd.	51,800	580,173
Apollo Hospitals Enterprise, Ltd.	18,390	765,039
Fresenius Medical Care AG & Co., KGaA, ADR	1,104	38,088
Lonza Group AG*	182	114,796
Lonza Group AG, ADR*	370	23,458
PeptiDream, Inc.*	639	30,468
Sonic Healthcare Ltd., SP ADR	3,345	82,253
Wuxi Biologics Cayman, Inc., (a)*	43,872	543,527
		2,177,802
Holding Companies-Diversification — 0.0%
CK Hutchison Holdings, Ltd.	10,000	75,463
Jardine Matheson Holdings, Ltd.	1,000	52,131
		127,594
Home Builders — 0.5%
Berkeley Group Holdings, PLC	683	38,697
Daiwa House Industry Co., Ltd.	730	20,707
Persimmon, PLC	1,243	45,041
Sekisui Chemical Co., Ltd.	84,800	1,519,710
Sekisui House Ltd.	4,000	75,475
		1,699,630
Home Furnishings — 0.2%
Electrolux AB, Class B	972	22,947
Panasonic Corp.	4,000	51,713
Sharp Corp. (Japan)	3,000	57,023
Sony Corp., SP ADR	4,806	508,523
		640,206
Household Products/Wares — 0.2%
Hindustan Unilever Ltd.	10,835	314,019
Reckitt Benckiser Group, PLC, SP ADR	11,185	191,431
		505,450
Insurance — 5.2%
Admiral Group, PLC	39,077	1,691,034

The accompanying notes are an integral part of the financial statements.

9

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value
Insurance — (Continued)
Aegon NV	14,288	$68,478
Ageas SA NV	2,481	139,064
AIA Group, Ltd.	166,461	2,099,311
AIA Group, Ltd., SP ADR	9,630	485,256
Allianz SE, SP ADR	6,060	146,167
Aon, PLC, Class A	18,859	4,294,383
Baloise Holding AG	522	91,299
China Life Insurance Co., Ltd., ADR	4,936	52,025
CNP Assurances*	12,462	224,256
Dai-ichi Life Holdings, Inc.	6,692	118,938
Hannover Rueck SE	286	48,424
HDFC Life Insurance Co., Ltd., (a)*	48,950	466,438
Insurance Australia Group, Ltd.	12,776	49,043
Lancashire Holdings, Ltd.	302,904	2,600,221
Legal & General Group, PLC	36,815	133,867
Manulife Finanical Corp.	6,860	136,651
New China Life Insurance Co., Ltd.	16,800	64,084
NN Group NV	3,039	140,322
Ping An Insurance Group Co. of China, Ltd.	32,946	407,693
Ping An Insurance Group Co. of China, Ltd., ADR	8,016	199,358
Prudential PLC, SP ADR	2,925	58,267
RSA Insurance Group, PLC	8,130	76,755
Sampo, Class A, PLC	43,112	1,918,992
Sun Life Financial, Inc.	2,753	132,309
Suncorp Group, Ltd.	18,597	142,478
T&D Holdings, Inc.	5,200	70,828
Tokio Marine Holdings, Inc.	460	22,852
Topdanmark AS	26,593	1,247,996
Zurich Insurance Group AG	126	51,435
		17,378,224
Internet — 7.0%
51job, Inc., ADR*	1,093	71,701
Alibaba Group Holding, Ltd.*	26,874	807,542
Alibaba Group Holdings, Ltd., SP ADR*	18,525	4,404,504
Autohome, Inc., ADR	6,967	794,517
Baidu, Inc., SP ADR*	2,611	740,114
Delivery Hero SE, (a)*	2,777	354,844
IndiaMart InterMesh Ltd., (a)	2,832	330,933
iQIYI, Inc., ADR*	1,374	34,803
JD.com, Inc.*	9,241	433,401
JD.com, Inc., ADR*	2,393	224,631
JOYY, Inc., ADR	721	85,006
Kakao Corp.	1,820	789,412
KE Holdings, Inc., ADR*	9,827	627,257
LINE Corp., SP ADR*(a)	1,409	72,755

Locaweb Servicos de Internet SA, (a)*	10,272	52,201
M3, Inc.	1,300	103,321
Meituan Dianping, Class B, (a)*	22,517	1,011,339
Mercadolibre, Inc.*	243	398,061
Momo, Inc., SP ADR	2,185	34,610
MonotaRO Co., Ltd.	600	34,495
Naspers, Ltd.	953	224,887
Naver Corp.	2,127	708,125
Ozon Holdings, PLC, ADR*	5,914	350,996
Prosus NV*	949	113,136
SEEK Ltd.	4,272	84,507
SINA Corp. (China)*	739	31,903
Tencent Holdings, Ltd.	91,478	7,958,313
Tencent Holdings, Ltd., ADR	17,513	1,527,134
Tencent Music Entertainment Group, ADR*	12,634	324,946
Trip.com Group Ltd., ADR	897	35,387
Vipshop Holdings, Ltd., ADR*	4,069	151,855
Weibo Corp., SP ADR*	653	36,026
Wix.com Ltd.*	100	34,857
Yandex NV*	6,803	435,290
Z Holdings Corp.	6,577	40,154
		23,462,963
Investment Companies — 2.7%
Groupe Bruxelles Lambert SA	61,424	6,075,719
Kinnevik AB*	849	39,397
Melrose Industries, PLC*	1,162,774	2,702,260
Wendel SA	888	101,306
		8,918,682
Iron/Steel — 0.3%
BlueScope Steel, Ltd.	6,357	81,186
Cia Siderurgica Nacional SA, ADR	41,580	243,243
Fortescue Metals Group, Ltd.	5,658	104,493
Nippon Steel & Sumitomo Metal Corp.	8,000	118,526
Posco, SP ADR	3,580	218,738
Vale SA, SP ADR	12,347	208,664
voestalpine AG	1,763	69,629
		1,044,479
Leisure Time — 0.0%
Jardine Strategic Holdings, Ltd.	1,000	25,785
Shimano, Inc.	236	52,704
		78,489
Lodging — 0.8%
Galaxy Entertainment Group, Ltd.*	5,151	46,991
Huazhu Group, Ltd., ADR	9,765	567,737

The accompanying notes are an integral part of the financial statements.

10

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value
Lodging — (Continued)
InterContinental Hotels Group, PLC*	30,843	$2,167,471
Melco Resorts & Entertainment, Ltd., ADR*	988	21,400
		2,803,599
Machinery-Construction & Mining — 0.2%
Hitachi Ltd., ADR	1,830	170,190
Hitachi, Ltd.	901	41,557
Komatsu, Ltd.	4,400	132,090
Mitsubishi Electical Corp.	3,000	44,426
Sany Heavy Industry Co., Ltd.	57,923	368,861
Siemens Energy AG*	960	36,197
		793,321
Machinery-Diversified — 1.8%
Atlas Copco AB, Class A	1,701	97,078
Atlas Copco AB, Class A, SP ADR	1,656	95,054
CNH Industrial NV	6,623	97,760
FANUC Corp.	2,819	704,488
GEA Group AG	77,042	2,667,418
Keyence Corp.	400	190,745
Kone Corp., Class B	748	59,701
Kubota Corp., SP ADR	883	100,856
SMC Corp.	110	65,236
SMC Corp., ADR	2,280	68,514
Spirax-Sarco Engineering, PLC	7,632	1,143,803
Sumitomo Heavy Industries, Ltd.	2,000	55,511
WEG SA	35,313	491,806
		5,837,970
Media — 1.4%
Informa, PLC*	4,850	37,207
Pearson, PLC	15,198	159,275
Shaw Communications, Inc., Class B	9,386	163,410
Thomson Reuters Corp.	1,419	123,297
Vivendi SA, ADR	5,370	185,775
Wolters Kluwer	50,235	3,982,091
Wolters Kluwer NV, SP ADR	667	52,907
		4,703,962
Mining — 1.0%
Agnico Eagle Mines, Ltd.	1,499	83,749
Antofagasta, PLC	8,790	219,380
Barrick Gold Corp.	6,196	115,679
Boliden AB	2,900	114,850
Cameco Corp.	3,460	54,184
Franco-Nevada Corp.	1,038	111,087
Impala Platinum Holdings, Ltd.	24,338	394,624
Lynas Rare Earths, Ltd.*	97,967	451,612
MMC Norilsk Nickel PJSC, ADR	6,753	211,977
Newcrest Mining, Ltd.	1,769	33,243

Norsk Hydro ASA	15,202	84,162
Pan American Silver Corp.	9,014	297,642
Polyus PJSC	1,272	239,566
Rio Tinto, PLC, SP ADR	1,211	105,841
South32 Ltd.	44,192	93,905
Southern Copper Corp.	3,807	271,553
Sumitomo Metal Mining Co., Ltd.	2,000	97,006
Teck Resources, Ltd., Class B	8,215	171,118
Vedanta, Ltd., ADR	19,203	216,034
Wheaton Precious Metals Corp.	2,998	107,149
		3,474,361
Miscellaneous Manufacturing — 0.8%
Airtac International Group	14,747	513,221
Alfa Laval AB	12,908	398,728
Orica Ltd.	5,536	53,685
Siemens AG	1,920	297,141
Smiths Group, PLC	67,142	1,374,999
Sunny Optical Technology Group Co., Ltd.	3,869	96,402
Toshiba Corp.	96	3,040
		2,737,216
Office/Business Equipment — 0.0%
Canon, Inc.	2,700	58,558
Fujifilm Holdings Corp.	1,100	62,898
		121,456
Oil & Gas — 2.9%
BP, PLC, SP ADR	1	24
Canadian Natural Resources, Ltd.	4,335	118,302
DCC, PLC	66,109	5,340,235
Eni SpA	77,456	885,555
Equinor ASA, SP ADR	3,137	59,478
Galp Energia SGPS SA	6,634	74,158
Idemitsu Kosan Co., Ltd.	1,100	28,934
Imperial Oil, Ltd.	2,792	61,312
Inpex Corp.	6,228	46,309
Lukoil , PJSC, SP ADR	6,472	482,164
Lundin Petroleum AB	1,163	37,741
Neste Oyj	756	49,934
Oil Search Ltd.	31,786	103,180
OMV AG	4,843	233,331
Petroleo Brasileiro, SP ADR	10,959	86,905
Reliance Industries Ltd.	29,765	843,732
Repsol SA	7,844	98,739
Royal Dutch Shell, PLC, Class A, SP ADR	14,983	614,752
Total SA, SP ADR	7,259	336,818
Ultrapar Participacoes SA, SP ADR	7,935	27,693

The accompanying notes are an integral part of the financial statements.

11

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value
Oil & Gas — (Continued)
Woodside Petroleum, Ltd.	7,291	$137,496
		9,666,792
Pharmaceuticals — 6.9%
Alfresa Holdings Corp.	206,400	3,990,797
Aspen Pharmacare Holdings Ltd., ADR	6,986	65,354
Astellas Pharma, Inc.	3,700	58,501
Astellas Pharma, Inc., ADR	190	3,014
AstraZeneca, PLC, SP ADR	6,476	313,309
Bausch Health Cos., Inc.*	3,548	111,478
Bayer AG	1,653	100,405
Celltrion, Inc.*	120	31,813
Chugai Pharmaceutical Co., Ltd.	2,100	94,280
CSPC Pharmaceutical Group, Ltd.	23,040	24,079
Daiichi Sankyo Co., Ltd.	2,748	78,033
Daiichi Sankyo Co., Ltd., ADR	876	25,045
Divi’s Laboratories Ltd.	6,347	290,025
Dr. Reddy’s Laboratories, Ltd., ADR	3,953	237,062
Eisai Co., Ltd.	92	6,345
Glaxosmithkline, PLC	151,783	2,532,623
Glaxosmithkline, PLC, SP ADR	3,761	126,407
Kobayashi Pharmaceutical Co., Ltd.	471	44,592
Merck KGaA	587	95,427
Novartis AG	43,326	3,731,514
Novartis AG, SP ADR	24,875	2,137,011
Novo-Nordisk AS, SP ADR	6,449	459,491
Orion Corporation, Class B	672	27,568
Otsuka Holdings Co., Ltd.	1,100	43,875
Recordati SpA	42,894	2,180,385
Roche Holdings AG	7,034	2,307,567
Roche Holdings AG, SP ADR	13,560	557,316
Sanofi	34,381	3,155,167
Sanofi, ADR	5,170	237,251
Shionogi & Co., Ltd.	227	11,599
Takeda Pharmaceutical Co., Ltd.	2,500	84,247
UCB SA	21	2,082
		23,163,662
Pipelines — 0.1%
Enbridge, Inc.	6,937	234,540
TC Energy Corp.	166	6,960
		241,500
Private Equity — 0.4%
3i Group, PLC	3,463	53,760
Macquarie Korea Infrastructure Fund	23,033	228,426
Partners Group Holding AG	851	1,018,876
		1,301,062

Real Estate — 0.8%
Aroundtown SA	6,368	46,305
China Resources Land, Ltd.	5,714	27,154
China Vanke Co., Ltd.	19,900	84,362
CK Asset Holdings, Ltd.	11,000	64,653
Country Garden Holdings Co., Ltd.	31,000	38,587
Country Garden Services Holdings Co., Ltd.	58,402	480,395
Daito Trust Construction Co., Ltd.	300	33,477
Deutsche Wohnen SE	1,095	51,468
Great Eagle Holdings, Ltd.	356,662	1,343,410
Longfor Group Holdings, Ltd., (a)	6,500	38,527
REA Group, Ltd.	633	66,893
Shanghai Industrial Urban Development Group, Ltd.	20,000	2,011
Sun Hung Kai Properties, Ltd.	8,472	137,513
Sunac China Holdings, Ltd.	19,261	82,491
Sunac Services Holdings Ltd., (a)*	620	1,988
Swiss Prime Site AG*	543	50,824
Vonovia SE	1,595	101,584
Wharf Holdings Ltd., (The)	14,000	33,063
Wharf Real Estate Investment Co., Ltd.	14,000	83,712
		2,768,417
REITS — 0.2%
Ascendas Real Estate Investment Trust	23,000	50,306
CapitaLand Mall Trust	25,000	39,128
Daiwa House REIT Investment Corp.	12	31,575
Goodman Group	6,677	85,331
Japan Prime Realty Investment Corp.	15	54,387
Japan Real Estate Investment Corp.	7	42,787
Japan Retail Fund Investment Corp.	76	75,830
Link	6,000	56,637
Nippon Building Fund Inc.	9	55,138
Nippon Prologis REIT, Inc.	15	45,750
Segro, PLC	5,434	68,982
Unibail-Rodamco-Westfield*	938	69,060
United Urban Investment Corp.	51	70,367
		745,278
Retail — 2.9%
ABC-Mart, Inc.	500	28,570
Aeon Co., Ltd.	676	20,413
Alibaba Health Information Technology, Ltd.*	14,000	46,897
ANTA Sports Products, Ltd.	5,561	85,197

The accompanying notes are an integral part of the financial statements.

12

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value
Retail — (Continued)
Astra International Tbk PT, ADR	3,615	$26,805
China International Travel Service Corp., Ltd.	8,100	386,058
Cie Financiere Richemont SA, ADR	12,160	116,614
Dufry AG*	6,460	441,031
Fast Retailing Co., Ltd.	147	145,747
Hennes & Mauritz AB, Class B*	2,490	58,570
Industria de Diseno Textil SA, ADR	7,152	118,999
JD Health International, Inc., (a)*	27,480	502,377
Li Ning Co., Ltd.	58,295	327,184
Moncler SpA	774	47,862
Next, PLC*	352	37,286
Nitori Holdings Co., Ltd.	353	65,908
Pan Pacific International Holdings Corp.	2,000	46,903
Raia Drogasil SA	87,390	362,553
Restaurant Brands International, Inc.	3,260	195,339
Shimamura Co., Ltd.	300	29,978
Sundrug Co., Ltd.	16,600	624,214
Swatch Group AG, (The)	9,958	2,972,183
TITAN COMPANY, Ltd.	11,580	221,697
Tsuruha Holdings	19,100	2,459,193
Wal-Mart de Mexico SAB de CV, SP ADR	1,129	32,120
Welcia Holdings Co., Ltd.	1,419	45,218
Yum China Holdings, Inc.	1,728	103,403
Zhongsheng Group Holdings, Ltd.	7,000	43,265
		9,591,584
Semiconductors — 8.8%
ASE Technology Holding Co., Ltd., ADR	6,033	45,670
ASML Holding NV	1,429	810,415
ASML Holding NV, ADR	1,129	640,245
Infineon Technologies AG	15,442	671,907
Mediatek, Inc.	32,851	1,054,406
Micron Technology, Inc.*	8,887	813,427
NVIDIA Corp.	1,638	898,574
Rohm Co., Ltd.	40	3,961
Samsung Electronic Co., Ltd.	84,983	6,228,036
Samsung Electronic Co., Ltd., GDR	3,293	6,094,317
SiTime Corp.*	1,695	165,144
SK Hynix, Inc.	917	115,180
SUMCO Corp.	34	782
Taiwan Semiconductor Manufacturing Co., Ltd.	204,000	4,456,796

Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	53,464	6,733,256
Tokyo Electron, Ltd.	400	166,807
Tokyo Electron, Ltd., ADR	1,048	110,040
United Microelectronics Corp., SP ADR	36,418	356,896
		29,365,859
Software — 2.2%
Bilibili, Inc., SP ADR*	785	98,886
BlackBerry Ltd.*	10,732	107,857
Dassault Systemes SE	475	98,656
Dassault Systemes SE, ADR	490	101,768
NetEase, Inc., ADR	14,330	1,574,151
Nexon Co., Ltd.	34,900	1,098,891
Open Text Corp.	2,121	94,533
Playtech, PLC*	303,672	2,005,340
SAP SE, SP ADR	2,021	249,290
Sea, Ltd., ADR*	1,976	465,723
SimCorp A/S	12,314	1,495,272
		7,390,367
Telecommunications — 3.1%
America Movil SAB de CV, Class L, SP ADR	7,257	92,164
BCE, Inc.	5,954	254,593
Belgacom SA	48,548	948,088
Chunghwa Telecom Co., Ltd., SP ADR	10,212	402,455
Deutsche Telekom AG, SP ADR	5,690	103,262
Elisa OYJ	619	37,012
GDS Holdings Ltd., ADR*	6,034	616,433
Hikari Tsushin, Inc.	200	39,719
KDDI Corp.	61,248	1,909,314
Millicom International Cellular SA, SDR*	116	4,369
MTN Group, Ltd.	23,254	111,376
NICE Ltd., SP ADR	288	66,107
Nippon Telegraph & Telephone Corp.	2,100	54,401
Nippon Telegraph & Telephone Corp. ADR	984	25,663
Nokia OYJ, SP ADR	12,708	49,815
NTT DOCOMO, Inc., SP ADR	2,092	76,170
Orange SA	5,001	57,621
PLDT, Inc., SP ADR	2,630	69,327
SK Telecom Ltd., SP ADR	6,177	148,742
SoftBank Corp.	7,979	107,894
Softbank Group Corp., ADR	7,968	373,540
Swisscom AG	80	40,186
Tele2 AB, Class B	1,551	19,604

The accompanying notes are an integral part of the financial statements.

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AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Concluded)

February 28, 2021 (Unaudited)

	Number of Shares	Value
Telecommunications — (Continued)
Telefonaktiebolaget LM Ericsson, Class B	366,000	$4,573,515
Telefonaktiebolaget LM Ericsson, SP ADR	2,495	31,262
Telefonica SA	9,365	39,981
Telenor ASA, ADR	3,481	56,671
Turkcell Iletisim Hizmetleri AS, ADR	6,168	33,554
		10,342,838
Toys/Games/Hobbies — 0.1%
Bandai Namco Holdings, Inc.	800	61,194
Nintendo Co., Ltd.	200	122,315
Nintendo Co., Ltd., ADR	1,152	88,842
		272,351
Transportation — 0.4%
Aurizon Holdings Ltd.	22,111	65,111
Canadian National Railway Co.	3,433	375,295
Canadian Pacific Railway, Ltd.	211	75,129
Deutsche Post AG, SP ADR	3,012	149,287
DSV PANALPINA A S, ADR	826	76,198
East Japan Railway Co.	900	67,079
Keio Corp.	1,000	75,028
Kintetsu Group Holdings Co., Ltd.	842	35,421
Mitsui OSK Lines, Ltd.	3,000	95,835
Odakyu Electric Railway Co., Ltd.	2,000	58,781
Poste Italiane SpA, (a)	3,442	38,996
SG Holdings Co., Ltd.	2,446	56,162
West Japan Railway Co.	475	29,238
ZTO Express Cayman, Inc., ADR	3,209	108,272
		1,305,832
Water — 0.8%
Severn Trent, PLC	1,160	35,526
United Utilities Group, PLC	216,672	2,593,548
		2,629,074
TOTAL COMMON STOCKS
(Cost $245,393,956)		309,537,610

PREFERRED STOCKS — 0.9%
Airlines — 0.2%
Azul SA	73,743	531,341
Auto Manufacturers — 0.0%
Porsche Auto SE, 3.430%	851	68,165
Banks — 0.1%
Banco Bradesco SA, ADR, 2.893%	36,819	152,431
Bancolombia SA, SP ADR, 4.548%	1,414	47,298
		199,729

Chemicals — 0.3%
Fuchs Petrolub SE, 2.138%	15,896	871,906
Cosmetics/Personal Care — 0.3%
LG Household & Health Care, Ltd., 1.567%	1,547	970,410
Electric — 0.0%
Cia Paranaense de Energia, SP ADR, 5.552%*	3,320	35,258
Electronics — 0.0%
Sartorius AG, 0.084%	88	45,199
TOTAL PREFERRED STOCKS
(Cost $2,514,491)		2,722,008

EXCHANGE TRADED FUNDS — 0.1%
Diversified Financial Services — 0.1%
Ishares MSCI India ETF	10,140	416,044
TOTAL EXCHANGE TRADED FUNDS
(Cost $331,887)		416,044

SHORT-TERM INVESTMENTS — 6.0%
U.S. Bank Money Market Deposit Account, 0.01% (b)	20,024,954	20,024,954
TOTAL SHORT-TERM INVESTMENTS
(Cost $20,024,954)		20,024,954
TOTAL INVESTMENTS — 99.7%
(Cost $268,265,288)		332,700,616
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		1,096,925
NET ASSETS — 100.0%		$333,797,541

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of February 28, 2021, total market value of Rule 144A securities is $7,533,433 and represents 2.30% of net assets.

(b)	The rate shown is as of February 28, 2021.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SDR	Special Drawing Right

SP ADR	Sponsored ADR

The accompanying notes are an integral part of the financial statements.

14

AQUARIUS INTERNATIONAL FUND

STATEMENT of Assets and Liabilities

February 28, 2021 (Unaudited)

ASSETS
Investments, at value (cost $248,240,334)	$312,675,662
Short-term investments, at value (cost $20,024,954)	20,024,954
Foreign currency at value (cost $419,055)	427,811
Receivables for:
Dividends	1,084,585
Investments sold	1,396,572
Capital shares sold	371,840
Prepaid expenses and other assets	45,515
Total assets	336,026,939

LIABILITIES
Payables for:
Capital shares redeemed	92,020
Investments purchased	1,933,750
Sub-advisory fees	125,576
Other accrued expenses and liabilities	78,052
Total liabilities	2,229,398
Net assets	$333,797,541

NET ASSETS CONSIST OF:
Par value	$29,779
Paid-in capital	287,010,788
Total distributable earnings/(loss)	46,756,974
Net assets	$333,797,541

CAPITAL SHARES:
Net Assets	$333,797,541
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	29,779,320
Net asset value, offering and redemption price per share	$11.21

The accompanying notes are an integral part of the financial statements.

15

AQUARIUS INTERNATIONAL FUND

Statement of Operations

FOR THE Six Months ENDED February 28, 2021 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $173,981)	$1,735,787
Total investment income	1,735,787

EXPENSES
Sub-advisory fees (Note 2)	723,208
Custodian fees (Note 2)	152,243
Administration and accounting services fees (Note 2)	127,219
Transfer agent fees (Note 2)	31,563
Legal fees	24,350
Director fees	17,363
Registration and filing fees	14,675
Audit and tax service fees	13,994
Officer fees	13,105
Printing and shareholder reporting fees	2,644
Other expenses	44,572
Total expenses	1,164,936
Net investment income/(loss)	570,851

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments and foreign currency transactions	6,102,804
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	31,934,783
Net realized and unrealized gain/(loss) on investments	38,037,587
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$38,608,438

The accompanying notes are an integral part of the financial statements.

16

AQUARIUS INTERNATIONAL FUND

Statements of Changes in Net Assets

	For the Six Months Ended February 28, 2021 (Unaudited)	For the Year Ended August 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income/(loss)	$570,851	$2,536,880
Net realized gain/(loss) from investments and foreign currency transactions	6,102,804	(10,909,975)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	31,934,783	36,219,749
Net increase/(decrease) in net assets resulting from operations	38,608,438	27,846,654

DIVIDEND AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(2,348,112)	(2,498,204)
Net decrease in net assets from dividends and distributions to shareholders	(2,348,112)	(2,498,204)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	24,029,182	111,312,020
Reinvestment of distributions	1,902,390	1,933,346
Shares redeemed	(7,350,519)	(23,012,232)
Net increase/(decrease) in net assets resulting from capital share transactions	18,581,053	90,233,134
Total increase/(decrease) in net assets	54,841,379	115,581,584

NET ASSETS:
Beginning of period	278,956,162	163,374,578
End of period	$333,797,541	$278,956,162

SHARE TRANSACTIONS:
Shares sold	2,214,810	12,830,560
Shares reinvested	175,659	199,314
Shares redeemed	(698,974)	(2,575,314)
Net increase/(decrease) in shares	1,691,495	10,454,560

The accompanying notes are an integral part of the financial statements.

17

AQUARIUS INTERNATIONAL FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Six Months Ended February 28, 2021 (Unaudited)		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Period April 17, 2018(1) to August 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$9.93		$9.27	$9.61	$10.00
Net investment income/(loss)(2)	0.02		0.12	0.14	0.08
Net realized and unrealized gain/(loss) from investments	1.34		0.67	(0.35)	(0.47)
Net increase/(decrease) in net assets resulting from operations	1.36		0.79	(0.21)	(0.39)
Dividends and distributions to shareholders from:
Net investment income	(0.08)		(0.13)	(0.13)	—
Total dividends and distributions to shareholders	(0.08)		(0.13)	(0.13)	—
Net asset value, end of period	$11.21		$9.93	$9.27	$9.61
Total investment return/(loss)(3)	13.75	%(4)	8.61%	(2.12)%	(3.90	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$333,798		$278,956	$163,375	$176,968
Ratio of expenses to average net assets	0.77	%(5)	0.75%	0.94%	0.80	%(5)
Ratio of net investment income/(loss) to average net assets	0.38	%(5)	1.24%	1.56%	2.21	%(5)
Portfolio turnover rate	25	%(4)	55%	81%	36	%(4)

(1)	Commencement of operations.

(2)	Calculated based on average shares outstanding for the period.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.

(5)	Annualized.

The accompanying notes are an integral part of the financial statements.

18

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2021 (Unaudited)

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-six separate investment portfolios, including the Aquarius International Fund (the “Fund”), which commenced investment operations on April 17, 2018.

RBB has authorized capital of one hundred billion shares of common stock of which 87.923 billion shares are currently classified into one hundred and ninety classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective seeks capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is February 28, 2021, and the period covered by these Notes to Financial Statements is the six months ended February 28, 2021 (the “current fiscal period”).

PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

19

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

February 28, 2021 (Unaudited)

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Common Stocks	$309,537,610	$72,318,442	$237,219,168	$—
Exchange Traded Funds	416,044	416,044		—
Preferred Stocks	2,722,008	766,329	1,955,679	—
Short-Term Investments	20,024,954	20,024,954		—
Total Investments*	$332,700,616	$93,525,769	$239,174,847	$—

*	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

20

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

February 28, 2021 (Unaudited)

REITS — The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

21

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

February 28, 2021 (Unaudited)

The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

MARKET RISK — Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Fund may be inhibited.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

2. INVESTMENT ADVISER AND OTHER SERVICES

Altair Advisers, LLC (“Altair” or the “Adviser”) serves as the investment adviser to the Fund. Aperio Group, LLC, Driehaus Capital Management, LLC, Mawer Investment Management, Ltd. and Setanta Asset Management Limited each serve as an investment sub-adviser (“Sub-Adviser”) to the Fund.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The Sub-Advisers provide investment advisory services to the portion of the Fund’s portfolio allocated to them by the Adviser. The Adviser and the Fund have entered into sub-advisory agreements with the Sub-Advisers to manage the Fund, subject to supervision of the Adviser and the Board, and in accordance with the investment objective and restrictions of the Fund. The Fund compensates the Sub-Advisers for their services at an annual rate based on the Fund’s average daily net assets, (the “Sub-Advisory Fee”), not to exceed 0.90%, payable on a monthly basis in arrears.

During the current fiscal period, collectively, sub-advisory fees accrued were $723,208, or the rate of 0.48%.

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Fund’s investment advisory agreement with the Adviser, the Adviser is entitled to receive reimbursement for compliance expenses in connection with managing the Fund, up to 0.03% of the Fund’s average daily net assets. During the current fiscal period, the Adviser received $33,323.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

22

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

February 28, 2021 (Unaudited)

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3. DIRECTOR AND OFFICER COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Statement of Operations.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$87,558,869	$70,973,749

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	Net Unrealized Appreciation/ (Depreciation)
$249,065,792	$45,744,933	$(16,382,478)	$29,362,455

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

23

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

February 28, 2021 (Unaudited)

As of August 31, 2020, there were no permanent differences between distributable earning/(loss) and paid-in capital, respectively.

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	QUALIFIED LATE-YEAR LOSSES
$2,088,526	$—	$(20,954,333)	$29,362,455	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2020 were as follows:

	ORDINARY INCOME	LONG-TERM GAINS	TOTAL
2020	$2,498,204	$—	$2,498,204

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2020, the Fund had capital loss carryforwards of $20,954,333.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On March 9, 2021, Mr. Richard Driehaus, the founder of Driehaus Capital Management LLC (“Driehaus”), passed away, causing Driehaus to undergo a technical change in control. This change in control resulted in the automatic termination of the Fund’s sub-advisory agreement with Driehaus. Following the termination, the rules under the 1940 Act permitted the Board to approve an interim sub-advisory agreement with Driehaus within ten business days. Accordingly, on March 16, 2021, the Board approved an interim sub-advisory agreement effective March 9, 2021. The interim sub-advisory agreement will terminate upon the earlier of: (a) 150 calendar days after the effective date; or (b) the effective date of a new sub-advisory agreement.

24

AQUARIUS INTERNATIONAL FUND

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6482 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC website at http://www.sec.gov.

APPROVAL OF SUB-ADVISORY AGREEMENT WITH APERIO GROUP, LLC

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the approval of a new sub-advisory agreement among Altair, the Company, on behalf of the Fund, and Aperio Group, LLC (“Aperio”) (the “Sub-Advisory Agreement”) at a special meeting of the Board held on December 10, 2020 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Sub-Advisory Agreement for an initial period ending August 16, 2021. The Board’s decision to approve the Sub-Advisory Agreement reflects the exercise of its business judgment. In approving the Sub-Advisory Agreement, the Board considered information provided by Altair and Aperio, with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the Sub-Advisory Agreement between Altair and Aperio, the Board took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Board considered (i) the nature, extent, and quality of services provided to the Fund by Aperio; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Aperio’s investment philosophies and processes; (iv) Aperio’s assets under management and client descriptions; (v) Aperio’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Aperio’s advisory fee arrangements and other similarly managed clients, as applicable; (vii) Aperio’s compliance procedures; (viii) Aperio’s financial information and insurance coverage, including the effect of the change of control on Aperio’s operations; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark. The Board acknowledged that it relied, in part, on its prior review of Aperio at its May 13-14, 2020 meeting whereby the Board had performed its review and annual renewal of the Fund’s prior sub-advisory agreement with Aperio.

The Board considered the nature, extent, and quality of services to be provided by Aperio. The Board also considered the fees payable to Aperio under the proposed Sub-Advisory Agreement with Aperio and the services to be provided by Aperio.

After reviewing the information regarding Aperio’s costs, profitability and economies of scale, and after considering the services to be provided by Aperio, the Board concluded that the sub-advisory fees to be paid by the Fund to Aperio were fair and reasonable and that the Sub-Advisory Agreement should be approved for an initial period ending August 16, 2021.

25

AQUARIUS INTERNATIONAL FUND

Liquidity Risk Management Program

(Unaudited)

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Adviser Program. The Adviser has delegated oversight of the Adviser Program to its Compliance Committee, whose process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the fiscal period, the Board and its Investment and Liquidity Risk Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from June 1, 2019 to June 30, 2020 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s trading environment and reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund held a percentage of highly liquid assets above its highly liquid investment minimum at all times during the Period; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review the Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

26

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Investment Adviser
Altair Advisers, LLC
303 West Madison Street, Suite 600
Chicago, IL 60606

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AQU-SAR21

Bogle Investment Management

Small Cap
Growth Fund

of THE RBB FUND, INC.

Semi-Annual Report
February 28, 2021
(Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-877-264-5346.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-877-264-5346 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Bogle Investment Management
Small Cap Growth Fund

Performance Data

February 28, 2021 (Unaudited)

Average Annual Total Returns for the Periods Ended February 28, 2021
	Six Months(1)	One Year	Five Year	Ten Year	Since Inception(2)
Institutional Class Shares	37.87%	53.40%	16.96%	12.12%	11.64%
Russell 2000® Index	41.69%	51.00%	17.92%	11.86%	9.40%

(1)	Not Annualized.

(2)	For the period October 1, 1999 (commencement of operations) through February 28, 2021.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence. The total annual Fund operating expense ratio, as stated in the current prospectus dated December 31, 2020, is 1.38% for the Fund prior to fee waivers.

Bogle Investment Management, L.P. (the “Adviser” or “Bogle”) waived a portion of its advisory fee and agreed to reimburse a portion of the Bogle Investment Management Small Cap Growth Fund’s (the “Fund”) operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions.

1

Bogle Investment Management
Small Cap Growth Fund

Fund Expense Example

February 28, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from September 1, 2020 through February 28, 2021 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual	$1,000.00	$1,378.70	$7.37	1.25%	37.87%
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26	1.25%	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period September 1, 2020 to February 28, 2021, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365 to reflect the one half-year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

2

Bogle Investment Management
Small Cap Growth Fund

Portfolio Holdings Summary Table

February 28, 2021 (Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Health Technology	18.3%	$15,986,162
Finance	18.3	15,957,691
Technology Services	11.7	10,172,582
Electronic Technology	7.8	6,839,201
Producer Manufacturing	5.1	4,425,884
Consumer Services	4.9	4,236,425
Commercial Services	4.4	3,831,700
Retail Trade	4.1	3,584,379
Consumer Durables	3.8	3,330,806
Consumer Non-Durables	3.5	3,091,016
Non-Energy Minerals	3.4	2,970,576
Process Industries	3.4	2,941,096
Industrial Services	2.9	2,569,959
Transportation	1.8	1,544,287
Utilities	1.2	1,006,807
Distribution Services	1.0	900,331
Communications	0.7	628,698
Health Services	0.7	620,418
Energy Minerals	0.2	183,894
SHORT-TERM INVESTMENTS	3.7	3,219,804
OTHER ASSETS IN EXCESS OF LIABILITIES	-0.9	(764,345)
NET ASSETS	100.0%	$87,277,371

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
3

Bogle Investment Management
Small Cap Growth Fund

Portfolio of Investments

February 28, 2021 (Unaudited)

	Number of Shares	Value
COMMON STOCKS—97.2%
COMMERCIAL SERVICES—4.4%
Concentrix Corp.*	1,102	$136,108
FTI Consulting, Inc.*	4,700	538,385
Huron Consulting Group, Inc.*	13,154	669,539
iClick Interactive Asia Group Ltd., ADR*	25,500	375,105
Kforce, Inc.	14,764	758,131
QuinStreet, Inc.*	29,847	713,045
Stamps.com, Inc.*	1,540	280,172
TriNet Group, Inc.*	4,500	361,215
		3,831,700
COMMUNICATIONS—0.7%
Remark Holdings, Inc.*	74,700	224,847
Shenandoah Telecommunications Co.	9,106	403,851
		628,698
CONSUMER DURABLES—3.8%
Arlo Technologies, Inc.*	58,300	405,768
GoPro, Inc., Class A*	64,001	481,288
Nautilus, Inc.*	20,149	370,943
Niu Technologies, SP ADR*	7,200	269,136
Turtle Beach Corp.*	19,438	581,196
Vista Outdoor, Inc.*	20,794	657,298
Zepp Health Corp., ADR*	34,191	565,177
		3,330,806
CONSUMER NON-DURABLES—3.5%
Central Garden & Pet Co., Class A*	19,373	804,173
Coca-Cola Consolidated, Inc.	2,200	564,652
Nomad Foods Ltd.*	19,121	451,638
Nu Skin Enterprises, Inc., Class A	11,643	595,889
USANA Health Sciences, Inc.*	6,951	674,664
		3,091,016
CONSUMER SERVICES—4.9%
CuriosityStream, Inc.*	20,809	361,452
Dolby Laboratories, Inc., Class A	3,000	292,890
Gravity Co., Ltd., SP ADR*	2,880	336,902
Gray Television, Inc.	15,391	279,347
Liberty TripAdvisor Holdings, Inc., Class A*	57,600	324,288
Lions Gate Entertainment Corp., Class B*	23,137	290,138
Medifast, Inc.	2,942	744,297
Meredith Corp.*	25,746	637,986
MSG Networks, Inc., Class A*	42,358	718,392

	Number of Shares	Value
CONSUMER SERVICES—(continued)
New York Times Co., (The), Class A	4,900	$250,733
		4,236,425
DISTRIBUTION SERVICES—1.0%
Pool Corp.	642	214,922
SpartanNash Co.	15,100	275,273
SYNNEX Corp.	4,600	410,136
		900,331
ELECTRONIC TECHNOLOGY—7.8%
Aviat Networks, Inc.*	2,700	165,591
Axcelis Technologies, Inc.*	17,950	661,816
Cambium Networks Corp.*	10,101	427,171
Canaan, Inc., ADR*	12,649	191,759
Himax Technologies, Inc., ADR*	33,195	447,137
Immersion Corp.*	28,600	283,426
MagnaChip Semiconductor Corp.*	47,531	888,354
NeoPhotonics Corp.*	72,466	696,398
Plantronics, Inc.*	15,230	616,663
Silicon Motion Technology Corp., ADR	12,314	731,944
Smith & Wesson Brands, Inc.	29,900	514,579
Sonos, Inc.*	17,741	690,835
Super Micro Computer, Inc.*	4,440	144,877
United Microelectronics Corp., SP ADR	25,080	245,784
Xperi Holding Corp.	6,297	132,867
		6,839,201
ENERGY MINERALS—0.2%
Peabody Energy Corp.*	42,766	183,894

FINANCE—18.3%
360 DigiTech, Inc., ADR*	16,200	379,566
AMERCO	400	229,888
BGC Partners, Inc., Class A	106,500	477,120
Brightsphere Investment Group, Inc.	35,555	643,546
Clover Health Investments Corp.*	16,600	156,040
Cohen & Co., Inc.*	5,852	100,187
Cohen & Steers, Inc.	7,600	489,288
Cowen, Inc., Class A	30,400	1,029,040
eXp World Holdings, Inc.*	2,854	172,353
Golden Nugget Online Gaming, Inc.*	15,744	224,667
Houlihan Lokey, Inc.	7,600	483,056
Interactive Brokers Group, Inc., Class A	9,055	655,492
InterPrivate Acquisition Corp.*	32,500	450,450

The accompanying notes are an integral part of the financial statements.
4

Bogle Investment Management
Small Cap Growth Fund

Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value
FINANCE—(Continued)
LendingClub Corp.*	50,524	$544,144
LexinFintech Holdings Ltd., ADR*	52,279	593,889
LPL Financial Holdings, Inc.	3,560	468,282
Macquarie Infrastructure Corp.	16,400	513,976
Mogo, Inc.*	17,700	139,299
Nelnet, Inc., Class A	6,117	444,094
Noah Holdings Ltd., SP ADR*	8,349	373,200
Piper Jaffray Companies	998	106,107
PJT Partners, Inc., Class A	9,698	676,145
PROG Holdings, Inc.*	8,981	449,050
Realogy Holdings Corp.*	29,900	450,892
Rent-A-Center, Inc.	800	46,208
SEI Investments Co.	6,273	351,288
SiriusPoint Ltd.*	7,614	77,739
SLM Corp.	23,551	371,870
Stepstone Group, Inc., Class A*	14,969	539,034
StoneX Group, Inc.*	5,587	322,314
Sustainable Opportunities Acquisition Corp., Class A*	34,955	368,426
TCG BDC, Inc.	51,200	637,952
Textainer Group Holdings Ltd.*	29,104	757,868
Thunder Bridge Acquisition II Ltd., Class A*	65,262	693,735
Tuscan Holdings Corp.*	29,800	495,276
Up Fintech Holding Ltd., ADR*	5,700	135,945
Virtus Investment Partners, Inc.	3,628	910,265
		15,957,691
HEALTH SERVICES—0.7%
Chemed Corp.	700	311,647
Fulgent Genetics, Inc.*	1,900	192,394
Invitae Corp.*	2,900	116,377
		620,418
HEALTH TECHNOLOGY—18.3%
Alpha Pro Tech Ltd.*	35,310	493,634
Aptose Biosciences, Inc.*	93,697	371,040
Assertio Holdings, Inc.*	6,475	5,523
BellRing Brands, Inc., Class A*	31,386	713,090
Bio-Techne Corp.	725	262,225
Bruker Corp.	4,088	249,286
C4 Therapeutics, Inc.*	6,701	287,607
CareDx, Inc.*	3,400	268,872
Cerus Corp.*	73,100	448,834
Compugen Ltd.*	32,300	301,359
Curis, Inc.*	26,300	258,792
Eagle Pharmaceuticals, Inc.*	7,819	347,946
Eargo, Inc.*	4,006	233,990

	Number of Shares	Value
HEALTH TECHNOLOGY—(continued)
Emergent BioSolutions, Inc.*	3,731	$358,176
Fluidigm Corp.*	66,300	304,980
GenMark Diagnostics, Inc.*	26,300	514,165
Globus Medical, Inc., Class A*	6,418	401,125
Grifols SA, ADR	26,811	435,947
Hill-Rom Holdings, Inc.	4,434	472,975
ICU Medical, Inc.*	2,584	536,180
Inmode Ltd.*	9,300	641,328
Integra LifeSciences Holdings Corp.*	4,819	329,330
Intercept Pharmaceuticals, Inc.*	14,100	305,406
Ironwood Pharmaceuticals, Inc.*	71,042	655,718
Meridian Bioscience, Inc.*	20,973	442,111
Merit Medical Systems, Inc.*	9,947	554,247
NanoString Technologies, Inc.*	3,500	244,265
Natus Medical, Inc.*	30,875	799,971
NextCure, Inc.*	5,828	66,206
NuVasive, Inc.*	9,500	573,135
Oncternal Therapeutics, Inc.*	28,300	184,799
OPKO Health, Inc.*	55,000	247,500
Orthofix Medical, Inc.*	18,212	847,040
Pacific Biosciences of California, Inc.*	4,287	131,054
Qiagen NV*	4,300	215,000
Quanterix Corp.*	3,106	235,280
Quidel Corp.*	1,281	210,417
Repligen Corp.*	500	106,195
Retractable Technologies, Inc.*	17,500	274,750
Sangamo Therapeutics, Inc.*	29,636	340,518
SI-BONE, Inc.*	17,314	543,486
STAAR Surgical Co.*	2,900	301,629
Supernus Pharmaceuticals, Inc.*	700	18,809
Surface Oncology, Inc.*	5,700	48,336
Veracyte, Inc.*	4,100	238,046
Veru, Inc.*	12,000	165,840
		15,986,162
INDUSTRIAL SERVICES—2.9%
Argan, Inc.	16,211	810,874
Construction Partners, Inc., Class A*	16,236	469,870
EMCOR Group, Inc.	4,200	408,954
Primoris Services Corp.	26,300	880,261
		2,569,959
NON-ENERGY MINERALS—3.4%
B2Gold Corp.	87,200	381,064
Boise Cascade Co.	15,780	788,053
Gerdau SA, SP ADR	80,000	366,400
Kinross Gold Corp.	42,000	261,660

The accompanying notes are an integral part of the financial statements.
5

Bogle Investment Management
Small Cap Growth Fund

Portfolio of Investments (Concluded)

February 28, 2021 (Unaudited)

	Number of Shares	Value
NON-ENERGY MINERALS—(continued)
Schnitzer Steel Industries, Inc., Class A	19,335	$667,831
UFP Industries, Inc.	8,288	505,568
		2,970,576
PROCESS INDUSTRIES—3.4%
Aemetis, Inc.*	29,400	289,002
Alto Ingredients, Inc.*	37,700	244,296
Clearwater Paper Corp.*	17,400	609,174
Lakeland Industries, Inc.*	22,594	709,226
Mosaic Co., (The)	9,500	279,300
Rogers Corp.*	2,715	492,718
Scotts Miracle-Gro Co., (The)	1,489	317,380
		2,941,096
PRODUCER MANUFACTURING—5.1%
AAON, Inc.	4,315	332,686
AGCO Corp.	2,200	284,856
Atkore, Inc.*	15,156	1,025,303
Herman Miller, Inc.	13,700	525,464
Lindsay Corp.	4,000	641,000
Mueller Industries, Inc.	13,600	552,704
Pitney Bowes, Inc.	48,043	407,405
Toro Co., (The)	1,600	161,232
Tupperware Brands Corp.*	16,200	495,234
		4,425,884
RETAIL TRADE—4.1%
BJ’s Wholesale Club Holdings, Inc.*	10,874	436,917
Blue Apron Holdings, Inc., Class A*	37,100	326,851
Lumber Liquidators Holdings, Inc.*	21,712	537,806
MarineMax, Inc.*	13,422	599,292
Murphy USA, Inc.	3,800	473,670
ODP Corp, (The)*	10,454	400,075
Revolve Group, Inc.*	11,300	520,930
Williams-Sonoma, Inc.	2,200	288,838
		3,584,379
TECHNOLOGY SERVICES—11.7%
A10 Networks, Inc.*	78,225	730,621
ANGI Homeservices, Inc., Class A*	35,400	529,053
Boingo Wireless, Inc.*	22,058	251,461
Box, Inc., Class A*	28,528	523,489
Cargurus, Inc.*	11,500	298,425
Cars.com, Inc.*	34,188	398,974
ChannelAdvisor Corp.*	29,877	675,220
Cloudera, Inc.*	25,600	413,184
CoreLogic, Inc.	4,100	347,106
Corsair Gaming, Inc.*	5,800	207,872

	Number of Shares	Value
TECHNOLOGY SERVICES—(continued)
Criteo SA, SP ADR*	24,112	$829,212
Dropbox, Inc., Class A*	14,567	328,413
eGain Corp.*	44,701	519,426
LiveRamp Holdings, Inc.*	5,900	372,644
McAfee Corp., Class A	18,480	382,536
Mitek Systems, Inc.*	36,879	563,511
NETGEAR, Inc.*	17,341	693,640
NortonLifeLock, Inc.	8,300	161,933
Sciplay Corp., Class A*	34,051	618,026
Shutterstock, Inc.	6,905	609,228
Teradata Corp.*	8,100	324,810
Upwork, Inc.*	2,130	114,764
Youdao, Inc., ADR*	2,900	92,829
Zynga, Inc., Class A*	16,700	186,205
		10,172,582
TRANSPORTATION—1.8%
Atlas Air Worldwide Holdings, Inc.*	11,100	611,943
Knight-Swift Transportation Holdings, Inc.	5,600	241,920
ModivCare, Inc.*	5,383	690,424
		1,544,287
UTILITIES—1.2%
Just Energy Group, Inc.*	117,523	463,041
Maxeon Solar Technologies Ltd.*	7,201	242,458
Pampa Energia SA, SP ADR*	831	11,077
Vistra Corp.	16,825	290,231
		1,006,807
TOTAL COMMON STOCKS
(Cost $72,574,318)		84,821,912

SHORT-TERM INVESTMENTS—3.7%
U.S. Bank Money Market Deposit Account, 0.01% (a)		3,219,804
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,219,804)		3,219,804
TOTAL INVESTMENTS—100.9%
(Cost $75,794,122)		88,041,716
LIABILITIES IN EXCESS OF OTHER ASSETS—(0.9)%		(764,345)
NET ASSETS—100.0%		$87,277,371

*	Non-income producing security.
(a)	The rate shown is as of February 28, 2021.

ADR - American Depositary Receipt

SP ADR - Sponsored ADR

The accompanying notes are an integral part of the financial statements.
6

Bogle Investment Management
Small Cap Growth Fund

Statement of Assets and Liabilities

February 28, 2021 (Unaudited)

Assets
Investments, at value (cost $72,574,318)	$84,821,912
Short-term investments, at value (cost $3,219,804)	3,219,804
Receivables for:
Investments sold	2,735,977
Capital shares sold	156,052
Dividends	23,852
Prepaid expenses and other assets	22,582
Total assets	90,980,179

Liabilities
Payables for:
Investments purchased	3,610,512
Advisory fees	63,132
Capital shares redeemed	11,402
Other accrued expenses and liabilities	17,762
Total liabilities	3,702,808
Net assets	$87,277,371

Net Assets Consist of:
Par value	$2,369
Paid-in capital	65,577,831
Total distributable earnings/(loss)	21,697,171
Net assets	$87,277,371

Capital Shares:
Net assets	$87,277,371
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,368,911
Net asset value, offering and redemption price per share	$36.84

The accompanying notes are an integral part of the financial statements.
7

Bogle Investment Management
Small Cap Growth Fund

Statement of Operations

For the Six Months Ended February 28, 2021 (Unaudited)

Investment Income
Dividends (net of foreign taxes withheld of $917)	$361,764
Total investment income	361,764

Expenses
Advisory fees (Note 2)	323,509
Administration and accounting fees (Note 2)	27,576
Legal fees	13,708
Transfer agent fees (Note 2)	11,978
Registration and filing fees	11,435
Audit and tax service fees	9,991
Director fees	9,179
Custodian fees (Note 2)	8,677
Officer fees	8,521
Printing and shareholder reporting fees	1,127
Other expenses	2,317
Total expenses before waivers	428,018
Less: waivers (Note 2)	(23,632)
Net expenses after waivers	404,386
Net investment income/(loss)	(42,622)

Net Realized and Unrealized Gain/(Loss) from Investments
Net realized gain/(loss) from investments	13,259,645
Net change in unrealized appreciation/(depreciation) on investments	6,606,227
Net realized and unrealized gain/(loss) on investments	19,865,872
Net Increase/(Decrease) in Net Assets Resulting from Operations	$19,823,250

The accompanying notes are an integral part of the financial statements.
8

Bogle Investment Management
Small Cap Growth Fund

Statements of Changes in Net Assets

	For the Six Months Ended February 28, 2021 (Unaudited)	For the Year Ended August 31, 2020
Increase/(Decrease) in Net Assets From Operations:
Net investment income/(loss)	$(42,622)	$(225,757)
Net realized gain/(loss) from investments	13,259,645	378,756
Net change in unrealized appreciation/(depreciation) on investments	6,606,227	5,209,500
Net increase/(decrease) in net assets resulting from operations	19,823,250	5,362,499

Dividends and Distributions to Shareholders:
Total distributable earnings	(3,334,454)	(208,711)
Net decrease in net assets from dividends and distributions to shareholders	(3,334,454)	(208,711)

Increase/(Decrease) in Net Assets Derived From Capital Share Transactions:
Proceeds from shares sold	22,621,258	486,094
Reinvestment of distributions	3,236,287	199,405
Distributions for shares redeemed	(12,178,166)	(18,031,798)
Net increase/(decrease) in net assets from capital share transactions	13,679,379	(17,346,299)
Total increase/(decrease) in net assets	30,168,175	(12,192,511)

Net Assets:
Beginning of period	57,109,196	69,301,707
End of period	$87,277,371	$57,109,196

Shares Transactions:
Shares sold	576,166	19,675
Shares reinvested	102,414	7,251
Shares redeemed	(337,781)	(698,757)
Net increase/(decrease) in shares outstanding	340,799	(671,831)

The accompanying notes are an integral part of the financial statements.
9

Bogle Investment Management
Small Cap Growth Fund

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Six Months Ended February 28, 2021 (Unaudited)		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$28.16		$25.67	$35.14	$32.04	$27.00	$30.00
Net investment income/(loss)(1)	(0.02)		(0.10)	(0.15)	(0.19)	(0.18)	(0.13)
Net realized and unrealized gain/(loss) from investments	10.40		2.68	(5.55)	6.63	5.22	1.21
Net increase/(decrease) in net assets resulting from operations	10.38		2.58	(5.70)	6.44	5.04	1.08
Dividends and distributions to shareholders from:
Net investment income	(0.07)		—	—	—	—	—
Net realized capital gains	(1.63)		(0.09)	(3.77)	(3.34)	—	(4.08)
Total dividends and distributions to shareholders	(1.70)		(0.09)	(3.77)	(3.34)	—	(4.08)
Net asset value, end of period	$36.84		$28.16	$25.67	$35.14	$32.04	$27.00
Total investment return(2)	37.87	%(4)	10.04%	(16.02)%	21.77%	18.69%	4.37%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$87,277		$57,109	$69,302	$96,579	$ 106,278	$57,180
Ratio of expenses to average net assets with waivers and reimbursements	1.25	%(5)	1.25%	1.25%	1.25%	1.27%	1.25%
Ratio of expenses to average net assets without waiver and reimbursements(3)	1.32	%(5)	1.38%	1.37%	1.29%	1.37%	1.42%
Ratio of net investment income/(loss) to average net assets	(0.13	)%(5)	(0.38)%	(0.53)%	(0.57)%	(0.61)%	(0.50)%
Portfolio turnover rate	139	%(4)	302%	344%	349%	366%	380%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	During the current fiscal period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(4)	Not Annualized.
(5)	Annualized.

The accompanying notes are an integral part of the financial statements.
10

Bogle Investment Management
Small Cap Growth Fund

Notes to Financial Statements

February 28, 2021 (Unaudited)

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-six separate investment portfolios, including the Bogle Investment Management Small Cap Growth Fund (the “Fund”), which commenced investment operations on October 1, 1999.

RBB has authorized capital of one hundred billion shares of common stock of which 87.923 billion shares are currently classified into one hundred and ninety classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective is to provide long-term capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is February 28, 2021, and the period covered by these Notes to Financial Statements is the six months ended February 28, 2021 (the “current fiscal period”).

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 –	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 –	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

11

Bogle Investment Management
Small Cap Growth Fund

Notes to Financial Statements (Continued)

February 28, 2021 (Unaudited)

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Common Stocks	$84,821,912	$84,821,912	$—	$—
Short-Term Investments	3,219,804	3,219,804	—	—
Total Investments*	$88,041,716	$88,041,716	$—	$—

*	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

12

Bogle Investment Management
Small Cap Growth Fund

Notes to Financial Statements (Continued)

February 28, 2021 (Unaudited)

Dividends And Distributions To Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Coronavirus (COVID-19) Pandemic — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Bogle Investment Management, L.P. (“Bogle” or the “Adviser”) serves as the investment adviser to the Fund. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the accompanying table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total Fund operating expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the accompanying table. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and certain of these expenses could cause net total annual Fund operating expenses to exceed the Expense Cap: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2021. The Fund will not pay the Adviser at a later time for any amounts the Adviser may waive and/or any amounts that the Adviser has assumed.

Advisory Fee	Expense Cap
1.00%	1.25%

During the current fiscal period, investment advisory fees accrued and waived were as follows:

Gross Advisory Fees	Waivers	Net Advisory Fees
$323,509	$(23,632)	$299,877

13

Bogle Investment Management
Small Cap Growth Fund

Notes to Financial Statements (Continued)

February 28, 2021 (Unaudited)

Effective September 1, 2019, if at any time the Fund’s total annual Fund operating expenses (excluding certain items discussed above) for a year are less than the Expense Cap, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed the Expense Cap that was in effect at the time of the waiver or reimbursement. As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

EXPIRATION
August 31, 2021	August 31, 2022	August 31, 2023	August 31, 2024	Total
$—	$—	$75,685	$23,632	$99,317

During the period, Bogle notified the Board that it wished to resign as the investment adviser to the Fund. In order to ensure the continued management of the Fund’s assets following the resignation by Bogle, the Board unanimously voted on February 10-11, 2021 to approve (i) an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Company and Summit Global Investments, LLC (“Summit”) to become effective upon the resignation of Bogle, and (ii) a new investment advisory agreement (the “New Advisory Agreement”) between the Company and Summit, which will not become effective unless approved by shareholders of the Fund. Information regarding the Board’s considerations in approving the Interim Advisory Agreement and New Advisory Agreement is included under the heading “Approval of Interim and New Advisory Agreements” below.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3. Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Statement of Operations.

14

Bogle Investment Management
Small Cap Growth Fund

Notes to Financial Statements (Continued)

February 28, 2021 (Unaudited)

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

Purchases	Sales
$97,474,853	$88,039,224

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$51,868,805	$8,550,255	$(3,346,268)	$5,203,987

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2020, primarily attributable to tax equalization and PFICs, were reclassified among the following accounts:

DISTRIBUTABLE EARNINGS/(LOSS)	Paid-In Capital
$(267)	$267

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

CAPITAL LOSS CARRYFORWARD	UNDISTRIBUTED ORDINARY INCOME	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Loss Deferral
$(16,658)	$21,046	$—	$5,203,987	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

15

Bogle Investment Management
Small Cap Growth Fund

Notes to Financial Statements (Concluded)

February 28, 2021 (Unaudited)

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2020 is as follows:

Ordinary Income	LONG-TERM CAPITAL GAINS	Total
$—	$208,711	$208,711

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2020, the Fund had capital loss carryforwards of $16,658.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent events:

Effective March 15, 2021, Bogle has resigned as the Fund’s investment adviser and Summit serves as the Fund’s investment adviser pursuant to the Interim Advisory Agreement. The Interim Advisory Agreement will remain effective until the earlier of 150 days from March 15, 2021 or the date upon which shareholders approve the New Advisory Agreement. A special meeting of the shareholders will be held on May 6, 2021 at which shareholders will be asked to consider and approve the New Advisory Agreement.

Effective March 15, 2021, the name of the Fund has been changed to the SGI Small Cap Growth Fund.

16

Bogle Investment Management
Small Cap Growth Fund

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (877) 264-5346 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC website at http://www.sec.gov.

Approval of Interim and New Advisory Agreements

As required by the 1940 Act, the Board, including a majority of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the approval of the Interim Advisory Agreement and New Advisory Agreement (together, the “Advisory Agreements”) at a meeting of the Board held on February 10-11, 2021 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors approved the Advisory Agreements. In approving the Advisory Agreements, the Board considered information provided by Summit with the assistance and advice of counsel to the Independent Directors of the Company.

In considering the approval of the Advisory Agreements, the Board considered that Summit had demonstrated its abilities as an investment adviser while serving as an investment adviser to six other series of the Company that have commenced investment operations. In addition, the Board considered that the terms of the Interim Advisory Agreement are substantially identical to the terms of the prior investment advisory agreement between the Company, on behalf of the Fund, and Bogle (the “Prior Advisory Agreement”), except that all advisory fees will be placed in escrow pending shareholder approval of the New Advisory Agreement and certain other provisions required pursuant to Rule 15a-4 of the 1940 Act. The Board also considered that the material terms of the New Advisory Agreement are substantially similar to those of the Prior Advisory Agreement and that the advisory fee rate under the New Advisory Agreement would decrease from 1.00% to 0.95% of the Fund’s average daily net assets. In addition, the Board considered that Summit had contractually agreed to waive management fees and reimburse expenses through December 31, 2022 to the extent that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.23% of the Fund’s average daily net assets. The Board considered the presentation by Summit earlier in the Meeting and the information received at or prior to the Meeting.

In deciding to approve the Advisory Agreements, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. Moreover, not every factor was given the same weight by each Director. The material factors and conclusions that formed the basis for the Board’s determination are described below.

During the course of its deliberations, the Board, including all of the Independent Directors, reached the following conclusions regarding Summit, among others:

●

Services to be Rendered by Summit. The services to be performed by Summit under the Advisory Agreements are substantially the same as the services performed by Bogle under the Prior Advisory Agreement, and will be adequate and appropriate.

●

Investment Advisory Fees. The fees payable by the Fund under the Interim Advisory Agreement will be the same as the fees paid by the Fund under the Prior Advisory Agreement and the fees payable by the Fund under the New Advisory Agreement will be lower than the fees paid by the Fund under the Prior Advisory Agreement.

17

Bogle Investment Management
Small Cap Growth Fund

Other Information (Unaudited) (Concluded)

●

Total Expense Ratio. The expense ratio of the Fund will be the same under the Interim Advisory Agreement as under the Prior Advisory Agreement. The expense ratio of the Fund will be lower under the New Advisory Agreement than under the Prior Advisory Agreement. Summit has contractually agreed to waive management fees and reimburse expenses through December 31, 2022 to the extent that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.23% of the Fund’s average daily net assets. Previously, Bogle had contractually agreed to waive management fees and reimburse expenses through December 31, 2021 to the extent that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.25% of the Fund’s average daily net assets.

In considering the nature, extent and quality of the services to be provided by Summit, the Directors considered oral and written reports describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services proposed to be provided by Summit to the Fund. The Directors also considered the fact that Summit has not experienced any significant legal, compliance or regulatory difficulties. Based on the information provided and the Directors’ prior experience with Summit, the Directors concluded that the nature and extent of the services that Summit will provide under the Advisory Agreements, as well as the quality of those services, would be satisfactory. In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed reports comparing the Fund’s expense ratio and advisory fee paid by the Fund to those of other comparable mutual funds and concluded that the advisory fees proposed to be paid by the Fund under the Advisory Agreements and the Fund’s expense ratio were within the range of comparable mutual funds.

In considering the overall fairness of the New Advisory Agreement, the Directors assessed the degree to which economies of scale that would be expected to be realized if the Fund’s assets increase, whether the Fund was large enough to generate economies of scale, as well as the extent to which fee levels would reflect those economies of scale for the benefit of the Fund’s shareholders. The Directors noted that the Fund’s advisory fee structure did not contain any breakpoint reductions as the Fund’s assets grew in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. The Directors determined that the fee schedules in the Advisory Agreements were reasonable and appropriate.

After considering all of the information, the Directors concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from Summit’s investment management services. Finally, in addition to the above factors, the Directors also discussed other benefits received by Summit from its management of the Fund, including, without limitation, possible soft dollar benefits and the ability to market its advisory services for similar products in the future.

Based upon its review, the Board concluded that the Advisory Agreements, with respect to the Fund, were reasonable, fair and in the best interests of the Fund and the Fund’s shareholders, the fees provided under the Advisory Agreements were fair and reasonable and that (i) the Interim Advisory Agreement should be approved for a term ending upon the earlier of 150 days from the effective date of the Interim Advisory Agreement or the date upon which shareholder approval of the New Advisory Agreement is obtained, and (ii) the New Advisory Agreement should be approved, subject to shareholder approval, for an initial term ending August 16, 2022.

18

Bogle Investment Management
Small Cap Growth Fund

Liquidity Risk Management Program (Unaudited)

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and employees of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the fiscal period, the Board and its Investment and Liquidity Risk Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from June 1, 2019 to June 30, 2020 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s trading environment and reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund held a percentage of highly liquid assets above its highly liquid investment minimum at all times during the Period; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review the Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

19

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Investment Adviser
Bogle Investment Management, L.P.
2310 Washington Street
Suite 310
Newton Lower Falls, MA 02462

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

BOG-SAR21

Boston Partners Investment Funds

of The RBB Fund, Inc.

Semi-Annual Report
February 28, 2021 (Unaudited)

Boston Partners Small Cap Value Fund II
Boston Partners Long/Short Equity Fund
Boston Partners Long/Short Research Fund
Boston Partners All-Cap Value Fund
WPG Partners Small/Micro Cap Value Fund
Boston Partners Global Equity Fund
Boston Partners Global Long/Short Fund
Boston Partners Emerging Markets Dynamic Equity Fund
(formerly Boston Partners Emerging Markets Long/Short Fund)
Boston Partners Emerging Markets Fund
Boston Partners Global Equity Advantage Fund

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS INVESTMENT FUNDS

GENERAL MARKET COMMENTARY

Dear Shareholder,

Stock market results for the six-month period ended February 28, 2021 began with a bang as the S&P 500 Index (“S&P 500”) returned 7.19% during August 2020, its best return for that month since 1984. The rally that month was fueled by signs of progress towards a “CARES 2” act out of Congress, more evidence of a “V” shaped economic recovery, encouraging news regarding a coronavirus vaccine, a lower dollar, a blowout Q2 earnings season and a dovish shift in Federal Reserve (“Fed”) policy regarding inflation and employment targets. While August began with a Q3 GDP forecast of 11.9% from the Atlanta Fed’s GDPNow model, it ended with a Q3 GDP projection of 28.9%, as 96 out of 122 (79%) U.S. economic releases reported during the month beat consensus expectations.

While the next two months saw losses for the S&P, largely as the result of a second wave of coronavirus infections that triggered activity restrictions and lockdowns, November brought four consecutive weeks of positive vaccine news from four different pharmaceutical companies, a Q3 earnings season that saw 84% of the companies that comprise the S&P 500 beating consensus estimates and relief from the completion of the presidential election cycle with Joe Biden winning both the popular and electoral college vote.

December brought the passing of the $908 billion “CARES 2” act and, despite a spike in volatility, the S&P 500 closed the year at a record high, its 33rd of 2020.

2021 began with the market under pressure from a series of negative headlines that included a “fear-of-inflation” spike in interest rates, a GOP challenge to additional fiscal stimulus and repercussions from a new twist on an old form of stock manipulation by a group of retail investors that The Wall Street Journal labeled as “The Reddit Wolves of Wall Street”, but ended on a positive note as vaccination efforts picked up steam, infections fell and economic and earnings growth remained robust.

Over the entire six-month period ended in February, the S&P 500 gained 9.74% on a total return basis (20.84% annualized), though the bulk of that return (9.15% or 94%) occurred after the November 9th Pfizer vaccine announcement.

Ten out of the eleven Global Industry Classification (“GIC”) sectors comprising the S&P 500 posted gains over the six-month period, led by Energy, which advanced by 39.04%, as the price of oil increased by 44% given the combination of increasing demand and a drop in supply due to production cuts by the Organization of the Petroleum Exporting Countries (OPEC).

Given the strength of the economic backdrop, growth became less of a concern for investors, which led to a rotation from stocks, sectors and styles with more defensive characteristics to those with greater cyclical sensitivity and lower valuations. Over the six-month period, the large-cap Russell 1000 Value Index, the Russell Midcap Value Index and the small-cap Russell 2000 Value Index beat their respective Growth counterparts by an average of 10.15% across the three capitalization segments, the largest margin of outperformance since the six-month period ended on August 30, 2002.

Looking Ahead

With COVID-related infections, hospitalizations and deaths down by 50% or more from recent peaks to levels last seen during the summer, and with the number of vaccination shots administered nearing the targeted two million doses per day (even before the shipment of Johnson & Johnson’s newly approved vaccine), states have begun to relax virus-related restrictions on activities ranging from schooling to attending sporting events in person. Correspondingly, high frequency alternative data sources like the Google Community Mobility Report and Apple Mobility Trends are reporting an increase in all types of activities by individuals. When coupled with traditional measures of economic activity that continue to surpass consensus expectations, forecasts for U.S. GDP growth have been on the rise. As recently as February 11th, the Atlanta Fed’s GDPNow model was forecasting 4.5% growth for Q1 GDP, but after incorporating a host of newly-released data, the model now anticipates growth closer to 10% for the quarter. The last time the U.S. experienced that type of growth under more normal circumstances was 1978. Bloomberg’s Survey of Economists’ forecasts for 2021 GDP has risen from 4.1% to 5.5% in the last month alone.

Likewise, consensus expectations for 2021 earnings-per-share growth for the S&P 500 have risen as well, and now stand at over 24%, having started the year at 22%.

There is a misguided belief that an increase in inflation and/or an increase in interest rates is bad for stock returns, but more recent data would suggest otherwise.

Over the last thirty-years, there have been seven periods of a cyclical rise in interest rates, the shortest lasting 8 months, and the longest 37 months (average: 22 months). During each of those periods, the S&P 500 was able to produce a positive return on an annualized basis, from a low of 1.8% to a high of 28.3%, with an average return of 17% across all periods.

Over the same time frame, there have been six periods of a cyclical rise in inflation, the shortest lasting 12 months, and the longest 39 months (average: 26 months). In five-out-of-six of those periods, the S&P 500 posted a positive return, averaging 12.3% on an annualized basis. The lone down period produced an annualized loss of -2.7% over 21 months.

It is true that higher rates and/or inflation do tend to compress price/earnings (“P/E”) multiples, but usually only at higher levels. For example, since 1950, the sweet spot for higher S&P 500 P/E multiples has generally been when the yield of the 10-year Treasury falls between 1% and 3%, with no significant multiple compression occurring until rates exceed 5%. Likewise, the highest P/E multiples usually occur with inflation between 1% and 4% and do not suffer significantly until the Consumer Price Index is increasing by 6% or more, a level where single-digit P/E multiples are more likely to be found.

Even if rates and/or inflation continue to increase modestly this year, we expect that earnings growth should act as a ballast and continue to support higher equity prices.

Semi-Annual Report 2021  |  1

BOSTON PARTNERS INVESTMENT FUNDS

DEFINITIONS (UNAUDITED)

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of February 28, 2021 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

Basis point refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001.

Beta or beta coefficient is a measure of a stock or portfolio’s level of systematic and unsystematic risk based on in its prior performance. In general, a higher beta indicates a more volatile security in relation to its benchmark and lower beta indicates a less volatile security in relation to its benchmark.

Bloomberg Barclays US Aggregate Bond Index “US Aggregate Bond Index” is a broad base bond market index consisting of approximately 17,000 bonds, representing intermediate term investment grade bonds traded in the United States.

Consumer Price Index: An index of the variation in prices paid by typical consumers for retail goods and other items.

Earnings per share: Is the portion of a company’s profit allocated to each outstanding share of common stock.

Free cash flow yield is an indicator that compare free cash flow and market cap. It is a representation of the income created by an investment.

Growth stocks typically are more volatile than value stocks; however, value stocks generally have a lower expected growth rate in earnings and sales.

High Dividend: The MSCI High Dividend Yield Factor aims to capture the high dividend yield equity opportunity set within a standard MSCI parent index (U.S.) by including only securities that offer a higher than average dividend yield (i.e. at least 30% higher) relative to that of the parent index and that pass dividend sustainability and persistence screens.

JP Morgan Emerging Markets Currency Index is a market-cap weighted index of 10 emerging market currencies versus the US dollar.

Mergers and Acquisitions (M&A) is a general term that refers to the consolidation of companies or assets through various types of financial transactions.

Momentum: High Momentum companies are characterized in the literature as companies with high price performance in the recent history, up to 12-months. High Momentum companies tend to continue their high price performance over the near term, typically over a 6 – 12 month period.

MSCI EAFE (EAFE) Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. It is maintained by MSCI Inc., a provider of investment decision support tools; the EAFE acronym stands for Europe, Australasia and Far East.

MSCI Emerging Markets (EM) Index is an index created by Morgan Stanley Capital International (MSCI) designed to measure equity market performance in global emerging markets.

MSCI World Index is an unmanaged index that measures the equity market performance of developed markets.

MSCI World Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 23 Developed Markets Countries.

MSCI World Value NR Index is an index tracking value stocks, which are stocks with prices lower than their intrinsic values.

A net return index includes reinvesting the after tax dividends. A gross return index includes reinvesting the before tax dividends. In general, a net return index should under perform a gross return index.

OROA: Operating Return on Operating Assets

P/B: Price/Book: A valuation ratio of a company’s current share price compared to its book value.

P/E: Price/Earnings: A valuation ratio of a company’s current share price compared to its per-share earnings.

Quality has long been established as an investment approach, dating back to Benjamin Graham, but it is less well accepted as a factor, especially when compared with value, size, yield, momentum and low volatility. By “factor”, we mean any characteristic that helps explain the risk and returns of a group of securities.

ROE: Return on Equity: measures a corporation’s profitability by revealing how much profit a company generates with the money invested.

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000®Index and is considered representative of small-cap stocks.

Russell 2000® Growth Index is an unmanaged index that measures the performance of Russell 2000 companies with higher price-to-

2  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

DEFINITIONS (CONCLUDED) (UNAUDITED)

book ratios and higher forecasted growth values.

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® Index. It includes companies that display signs of above average growth.

Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures performance of the 800 smallest companies in the Russell 1000® Index.

The S&P 500® Index is a market–capitalization–weighted index of 500 U.S. stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on January 1, 1923, though expanded to 500 stocks on March 4, 1957.

Trade Weighted U.S. Dollar Index: Major Currencies is a weighted average of the foreign exchange value of the U.S. dollar against a subset of the broad index currencies that circulate widely outside the country of issue. Major currencies index includes the Euro Area, Canada, Japan, United Kingdom, Switzerland, Australia, and Sweden.

Semi-Annual Report 2021  |  3

BOSTON PARTNERS INVESTMENT FUNDS

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED FEBRUARY 28, 2021 (UNAUDITED)

		AVERAGE ANNUAL
	SIX MONTH	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION
Boston Partners Small Cap Value Fund II
Institutional Class	37.07%	30.68%	12.11%	9.57%	N/A
Investor Class	36.86%	30.37%	11.81%	9.30%	N/A
Russell 2000® Value Index	46.42%	41.06%	14.22%	9.65%	N/A
Russell 2000® Index(1)	41.69%	51.00%	17.92%	11.86%	N/A

(1)	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

Boston Partners Long/Short Equity Fund
Institutional Class	9.19%	7.21%	1.67%	3.77%	N/A
Investor Class	9.02%	6.90%	1.41%	3.51%	N/A
S&P 500® Index	9.74%	31.29%	16.82%	13.43%	N/A
Boston Partners Long/Short Research Fund
Institutional Class	11.34%	2.00%	2.36%	4.45%	N/A
S&P 500 Index	9.74%	31.29%	16.82%	13.43%	N/A
Investor Class	11.15%	1.76%	2.10%	4.19%	N/A
S&P 500® Index	9.74%	31.29%	16.82%	13.43%	N/A
Boston Partners All-Cap Value Fund
Institutional Class	22.51%	26.48%	12.61%	11.07%	N/A
Investor Class	22.36%	26.18%	12.33%	10.81%	N/A
Russell 3000® Value Index	20.72%	23.34%	12.17%	10.33%	N/A
Russell 3000® Index(1)	13.45%	35.33%	17.41%	13.44%	N/A

(1)	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

WPG Partners Small/Micro Cap Value Fund
Institutional Class	45.92%	39.61%	9.52%	5.66%	N/A
Russell 2000® Value Index	46.42%	41.06%	14.22%	9.65%	N/A
Boston Partners Global Equity Fund
Institutional Class(1)	25.05%	25.71%	9.81%	N/A	9.92%
MSCI World Index – Net Return	11.73%	29.34%	14.10%	N/A	11.69	%(2)

(1)	Inception date of the fund was December 30, 2011.
(2)	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

Boston Partners Global Long/Short Fund
Institutional Class(1)	15.41%	12.96%	2.36%	N/A	2.16%
MSCI World Index – Net Return	11.73%	29.34%	14.10%	N/A	9.20	%(3)
Investor Class(2)	15.19%	12.61%	2.08%	N/A	2.20%
MSCI World Index – Net Return	11.73%	29.34%	14.10%	N/A	9.71	%(3)

(1)	Inception date of the class was December 31, 2013.
(2)	Inception date of the class was April 11, 2014.
(3)	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

Boston Partners Emerging Markets Dynamic Equity Fund (formerly Boston Partners Emerging Markets Long/Short Fund)
Institutional Class(1)	13.37%	22.18%	8.77%	N/A	6.03%
MSCI Emerging Markets Index – Net Return	22.32%	36.05%	15.24%	N/A	7.66	%(2)
(1)	Inception date of the fund was March 1, 2015. The Fund commenced operations as a series of The RBB Fund, Inc. on December 15, 2015, when substantially all of the assets of Boston Partners Emerging Market Long/Short Equity (the “Prior Account”) transferred to the Fund. The Fund is managed in all material respects in a manner equivalent to the management of the Prior Account. Accordingly, the performance information shown above for periods prior to December 15, 2015 is that of the Prior Account.
(2)	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

Boston Partners Emerging Markets Fund
Institutional Class(1)	24.54%	33.84%	N/A	N/A	7.84%
MSCI Emerging Markets Index – Net Return	22.32%	36.05%	N/A	N/A	7.68	%(2)

(1)	Inception date of the fund was October 17, 2017.
(2)	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

4  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED FEBRUARY 28, 2021 (CONCLUDED) (UNAUDITED)

		AVERAGE ANNUAL
	SIX MONTH	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION
Boston Partners Global Equity Advantage Fund
Institutional Class(1)	23.79%	26.72%	N/A	N/A	14.21%
MSCI World Index – Net Return	11.73%	29.34%	N/A	N/A	19.02	%(2)

1)	Inception date of the fund was May 29, 2019.
2)	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

Performance quoted is past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Boston Partners Global Investors, Inc. waived a portion of its advisory fee and agreed to reimburse a portion of each Fund’s operating expenses, if necessary, to maintain certain expense ratios as set forth in the notes to the financial statements. Total returns shown include fee waivers, expense reimbursements and expense recoupment, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Each Fund’s annual operating expense ratios below are as stated in the current prospectuses. These ratios may differ from the actual expenses incurred by a Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the returns quoted. Visit www.boston-partners.com for returns updated daily. Call 1-888-261-4073 for returns current to the most recent month-end.

Investors should note that the Funds are actively managed mutual funds while the indices are unmanaged, do not incur expenses and are not available for investment.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Value investing involves the risk that a fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

A long/short strategy uses short sales, which theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Increased leverage may cause a fund’s net asset value to be disproportionately volatile. The strategy also may generate high portfolio turnover, which may result in higher costs and capital gains.

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than the U.S. dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing and other financial practices. Investment in emerging market securities may increase these risks.

The following are the Funds’ gross annual operating expense ratios as stated in the most recent prospectuses, as supplemented, for Institutional Class and Investor Class, respectively, dated December 31, 2020:

	INSTITUTIONAL CLASS		INVESTOR CLASS
Boston Partners Small Cap Value Fund II	1.09%		1.34%
Boston Partners Long/Short Equity Fund	2.74	%(1)	2.99	%(1)
Boston Partners Long/Short Research Fund	2.21	%(1)	2.46	%(1)
Boston Partners All-Cap Value Fund	0.84%		1.09%
WPG Partners Small/Micro Cap Value Fund	1.31%		N/A
Boston Partners Global Equity Fund	1.22%		1.47%
Boston Partners Global Long/Short Fund	2.46	%(1)	2.71	%(1)
Boston Partners Emerging Markets Dynamic Equity Fund	2.19	%(1)	N/A
Boston Partners Emerging Markets Fund	2.39%		N/A
Boston Partners Global Equity Advantage Fund	2.17%		N/A
[1]	Includes interest and/or dividend expense on short sales.

Semi-Annual Report 2021  |  5

BOSTON PARTNERS INVESTMENT FUNDS

FUND EXPENSE EXAMPLES

FEBRUARY 28, 2021 (UNAUDITED)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from September 1, 2020 through February 28, 2021, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, if any. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE SEPTEMBER 1, 2020	ENDING ACCOUNT VALUE FEBRUARY 28, 2021	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO		ACTUAL SIX-MONTH TOTAL INVESTMENT RETURN FOR THE FUND

Boston Partners Small Cap Value Fund II
Institutional
Actual	$1,000.00	$1,370.70	$5.82	0.99%		37.07%
Hypothetical (5% return before expenses)	1,000.00	1,019.89	4.96	0.99%		N/A
Investor
Actual	$1,000.00	$1,368.60	$7.28	1.24%		36.86%
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.21	1.24%		N/A
Boston Partners Long/Short Equity Fund
Institutional
Actual	$1,000.00	$1,091.90	$13.54	2.61	%(1)	9.19%
Hypothetical (5% return before expenses)	1,000.00	1,011.85	13.02	2.61	%(1)	N/A
Investor
Actual	$1,000.00	$1,090.20	$14.82	2.86	%(1)	9.02%
Hypothetical (5% return before expenses)	1,000.00	1,010.61	14.26	2.86	%(1)	N/A
Boston Partners Long/Short Research Fund
Institutional
Actual	$1,000.00	$1,113.40	$11.79	2.25	%(1)	11.34%
Hypothetical (5% return before expenses)	1,000.00	1,013.64	11.23	2.25	%(1)	N/A
Investor
Actual	$1,000.00	$1,111.50	$13.09	2.50	%(1)	11.15%
Hypothetical (5% return before expenses)	1,000.00	1,012.40	12.47	2.50	%(1)	N/A
Boston Partners All-Cap Value Fund
Institutional
Actual	$1,000.00	$1,225.10	$4.41	0.80%		22.51%
Hypothetical (5% return before expenses)	1,000.00	1,020.83	4.01	0.80%		N/A
Investor
Actual	$1,000.00	$1,223.60	$5.79	1.05%		22.36%
Hypothetical (5% return before expenses)	1,000.00	1,019.59	5.26	1.05%		N/A

6  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

FUND EXPENSE EXAMPLES (CONCLUDED)

FEBRUARY 28, 2021 (UNAUDITED)

	BEGINNING ACCOUNT VALUE SEPTEMBER 1, 2020	ENDING ACCOUNT VALUE FEBRUARY 28, 2021	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO		ACTUAL SIX-MONTH TOTAL INVESTMENT RETURN FOR THE FUND

WPG Partners Small/Micro Cap Value Fund
Institutional
Actual	$1,000.00	$1,459.20	$6.71	1.10%		45.92%
Hypothetical (5% return before expenses)	1,000.00	1,019.34	5.51	1.10%		N/A
Boston Partners Global Equity Fund
Institutional
Actual	$1,000.00	$1,250.50	$5.30	0.95%		25.05%
Hypothetical (5% return before expenses)	1,000.00	1,020.08	4.76	0.95%		N/A
Boston Partners Global Long/Short Fund
Institutional
Actual	$1,000.00	$1,154.10	$12.28	2.30	%(1)	15.41%
Hypothetical (5% return before expenses)	1,000.00	1,013.39	11.48	2.30	%(1)	N/A
Investor
Actual	$1,000.00	$1,151.90	$13.61	2.55	%(1)	15.19%
Hypothetical (5% return before expenses)	1,000.00	1,012.15	12.72	2.55	%(1)	N/A
Boston Partners Emerging Markets
Dynamic Equity Fund
Institutional
Actual	$1,000.00	$1,133.70	$10.85	2.05	%(1)	13.37%
Hypothetical (5% return before expenses)	1,000.00	1,014.63	10.24	2.05	%(1)	N/A
Boston Partners Emerging Markets Fund
Institutional
Actual	$1,000.00	$1,245.40	$5.57	1.00%		24.54%
Hypothetical (5% return before expenses)	1,000.00	1,019.84	5.01	1.00%		N/A
Boston Partners Global Equity Advantage Fund
Institutional
Actual	$1,000.00	$1,237.90	$5.83	1.05%		23.79%
Hypothetical (5% return before expenses)	1,000.00	1,000.00	5.21	1.05%		N/A

*	Expenses are equal to each Fund’s annualized six-month expense ratios in the table above, which include waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
(1)	These amounts include dividends paid on securities which the Funds have sold short (“Short-sale dividends”) and related interest expense. The amount of short-sale dividends and related interest expense was 0.13% of average net assets for the six-month period ended February 28, 2021 for both the Institutional Class and Investor Class of the Boston Partners Long/Short Equity Fund, 0.83% of average net assets for the Institutional Class and Investor Class of the Boston Partners Long/Short Research Fund, 0.50% of average net assets of the Institutional Class and Investor Class of the Boston Partners Global Long/Short Fund and 0.37% of average net assets for the Institutional Class of the Boston Partners Emerging Markets Dynamic Equity Fund.

Semi-Annual Report 2021  |  7

BOSTON PARTNERS INVESTMENT FUNDS	FEBRUARY 28, 2021 (UNAUDITED)

Portfolio Holdings Summary Tables

BOSTON PARTNERS

SMALL CAP VALUE FUND II

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Financials	28.7%	$228,002,693
Industrials	16.7	132,436,341
Information Technology	14.6	115,786,163
Consumer Discretionary	11.2	89,165,973
Energy	6.9	54,656,208
Materials	6.4	51,119,764
Health Care	6.2	49,652,193
Consumer Staples	3.2	25,480,520
Communication Services	2.0	16,191,816
Real Estate	1.7	13,669,323
Utilities	0.3	2,374,168
RIGHTS	0.0	—
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	7.6	60,212,726
SHORT-TERM INVESTMENTS	3.4	26,967,112
LIABILITIES IN EXCESS OF OTHER ASSETS	(8.9)	(70,458,955)
NET ASSETS	100.0%	$795,256,045

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

LONG/SHORT EQUITY FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Information Technology	22.0%	$12,594,010
Financials	18.3	10,512,122
Health Care	16.3	9,334,372
Industrials	13.4	7,666,445
Consumer Discretionary	11.4	6,542,445
Energy	6.2	3,564,987
Real Estate	4.8	2,766,230
Materials	3.1	1,755,612
Communication Services	1.9	1,063,971
Consumer Staples	0.7	433,335
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	12.4	7,101,726
SHORT-TERM INVESTMENTS	0.3	173,179

SHORT POSITIONS:
COMMON STOCK
Information Technology	(16.7)	(9,598,953)
Consumer Discretionary	(10.6)	(6,065,851)
Health Care	(7.8)	(4,450,645)
Communication Services	(3.6)	(2,053,831)
Industrials	(3.5)	(2,000,897)
Consumer Staples	(1.5)	(836,739)
Financials	(1.0)	(550,328)
Real Estate	(0.6)	(364,537)
Energy	(0.3)	(180,874)
Utilities	(0.2)	(119,982)
Materials	(0.0)	(2,865)

BOSTON PARTNERS

LONG/SHORT EQUITY FUND (continued)

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
EXCHANGE TRADED FUNDS	(0.8)	$(483,030)
OPTIONS WRITTEN	(0.4)	(222,222)
OTHER ASSETS IN EXCESS OF LIABILITIES	36.2	20,746,495
NET ASSETS	100.0%	$57,324,175

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

LONG/SHORT RESEARCH FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Financials	16.0%	$127,335,870
Industrials	13.6	107,886,362
Information Technology	12.8	101,729,048
Consumer Discretionary	12.8	101,481,833
Health Care	12.1	96,470,954
Energy	10.3	81,618,325
Communication Services	7.9	62,788,745
Materials	5.8	45,861,402
Consumer Staples	4.7	37,540,334
Utilities	0.3	2,486,130
Real Estate	0.2	2,074,911
WARRANTS	0.0	29,370
SHORT-TERM INVESTMENTS	0.6	4,872,748

SHORT POSITIONS:
COMMON STOCK
Financials	(8.6)	(68,714,613)
Industrials	(5.8)	(45,949,917)
Materials	(5.2)	(41,193,350)
Consumer Discretionary	(4.5)	(36,031,752)
Information Technology	(3.9)	(30,725,211)
Consumer Staples	(3.0)	(23,951,977)
Health Care	(2.6)	(20,440,417)
Energy	(2.2)	(17,863,666)
Communication Services	(1.5)	(11,558,067)
Real Estate	(0.5)	(4,399,651)
OTHER ASSETS IN EXCESS OF LIABILITIES	40.7	323,514,257
NET ASSETS	100.0%	$794,861,668

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

8  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	FEBRUARY 28, 2021 (UNAUDITED)

Portfolio Holdings Summary Tables (continued)

BOSTON PARTNERS

ALL-CAP VALUE FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Financials	23.9%	$371,814,627
Health Care	22.9	356,814,201
Industrials	14.6	227,957,729
Information Technology	11.3	176,245,164
Consumer Discretionary	8.5	131,644,161
Energy	5.9	91,248,080
Communication Services	5.0	78,427,669
Materials	4.7	73,261,007
Consumer Staples	1.7	26,399,191
Utilities	0.4	5,642,855
RIGHTS	0.0	—
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	4.5	70,344,238
SHORT-TERM INVESTMENTS	0.9	13,856,702
LIABILITIES IN EXCESS OF OTHER ASSETS	(4.3)	(66,580,558)
NET ASSETS	100.0%	$1,557,075,066

Portfolio holdings are subject to change at any time.

WPG PARTNERS

SMALL/MICRO CAP VALUE FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Financials	24.9%	$6,360,829
Industrials	16.6	4,231,390
Materials	12.7	3,237,852
Real Estate	9.6	2,461,412
Energy	8.3	2,114,434
Information Technology	7.9	2,009,271
Consumer Discretionary	6.9	1,762,527
Consumer Staples	4.1	1,039,955
Utilities	3.6	921,139
Health Care	2.6	680,293
Communication Services	0.6	158,685
WARRANTS	0.0	15
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	12.1	3,077,226
SHORT-TERM INVESTMENTS	2.9	749,768
LIABILITIES IN EXCESS OF OTHER ASSETS	(12.8)	(3,279,284)
NET ASSETS	100.0%	$25,525,512

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

GLOBAL EQUITY FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Industrials	20.2%	$32,600,540
Consumer Discretionary	16.6	26,770,165
Financials	16.1	26,063,919
Information Technology	15.1	24,365,284
Materials	12.1	19,552,013
Health Care	8.5	13,738,329
Energy	5.8	9,356,925
Communication Services	2.3	3,676,042
Utilities	1.1	1,752,962
Consumer Staples	0.7	1,220,976
PREFERRED STOCK	0.5	774,694
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	6.6	10,613,155
SHORT-TERM INVESTMENTS	0.3	452,696
LIABILITIES IN EXCESS OF OTHER ASSETS	(5.9)	(9,495,962)
NET ASSETS	100.0%	$161,441,738

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

GLOBAL LONG/SHORT FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Financials	16.1%	$18,947,336
Materials	14.8	17,375,633
Industrials	14.7	17,296,565
Information Technology	14.1	16,606,413
Consumer Discretionary	12.9	15,186,100
Energy	6.3	7,411,506
Health Care	5.5	6,488,305
Communication Services	4.1	4,881,646
Consumer Staples	2.2	2,583,296
Utilities	1.2	1,431,347
PREFERRED STOCKS	1.0	1,212,428
SHORT-TERM INVESTMENTS	7.1	8,397,095

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  9

BOSTON PARTNERS INVESTMENT FUNDS	FEBRUARY 28, 2021 (UNAUDITED)

Portfolio Holdings Summary Tables (concluded)

BOSTON PARTNERS

GLOBAL LONG/SHORT FUND (continued)

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
SHORT POSITIONS:
COMMON STOCK
Consumer Discretionary	(5.2)	$(6,110,299)
Industrials	(4.5)	(5,346,318)
Information Technology	(4.2)	(4,894,838)
Consumer Staples	(3.6)	(4,297,035)
Financials	(3.0)	(3,505,469)
Materials	(2.5)	(2,964,711)
Health Care	(2.0)	(2,345,292)
Communication Services	(1.6)	(1,913,821)
Real Estate	(0.6)	(680,070)
OPTIONS WRITTEN	(0.6)	(677,444)
OTHER ASSETS IN EXCESS OF LIABILITIES	27.8	32,737,545
NET ASSETS	100.0%	$117,819,918

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

EMERGING MARKETS DYNAMIC EQUITY FUND

(formerly Boston Partners Emerging Markets

Long/Short Fund)

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Information Technology	19.5%	$14,166,059
Consumer Discretionary	14.5	10,521,720
Financials	8.9	6,433,926
Consumer Staples	7.6	5,482,220
Communication Services	6.6	4,752,505
Energy	6.3	4,559,644
Real Estate	4.8	3,463,288
Industrials	1.5	1,123,360
Utilities	1.1	788,804
Health Care	0.9	684,028
PREFERRED STOCKS	4.3	3,112,651
SHORT-TERM INVESTMENTS	23.3	16,882,314

SHORT POSITIONS:
COMMON STOCK
Materials	(0.9)	(648,083)
Financials	(0.4)	(254,938)
EXCHANGE TRADED FUNDS	(8.1)	(5,863,257)
OTHER ASSETS IN EXCESS OF LIABILITIES	10.1	7,291,228
NET ASSETS	100.0%	$72,495,469

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

EMERGING MARKETS FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Information Technology	23.4%	$5,707,122
Consumer Discretionary	21.1	5,142,316
Communication Services	12.1	2,955,687
Financials	10.8	2,626,166
Consumer Staples	7.4	1,802,091
Energy	6.2	1,514,193
Real Estate	5.8	1,422,986
Industrials	0.9	214,831
Utilities	0.6	157,509
PREFERRED STOCKS	4.2	1,023,200
SHORT-TERM INVESTMENTS	8.3	2,016,978
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.8)	(188,612)
NET ASSETS	100.0%	$24,394,467

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

GLOBAL EQUITY ADVANTAGE FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Industrials	16.4%	$7,107,237
Consumer Discretionary	13.4	5,814,955
Financials	13.0	5,656,350
Information Technology	12.3	5,310,696
Materials	9.8	4,254,457
Health Care	6.9	2,988,972
Energy	4.7	2,032,576
Communication Services	1.9	804,208
Utilities	0.9	381,622
Consumer Staples	0.6	269,327
PREFERRED STOCKS	0.4	168,949
INVESTMENT COMPANY	19.1	8,286,000
SHORT-TERM INVESTMENTS	0.3	131,906
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3	136,830
NET ASSETS	100.0%	$43,344,085

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

10  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	FEBRUARY 28, 2021 (UNAUDITED)
BOSTON PARTNERS SMALL CAP VALUE FUND II	PORTFOLIO OF INVESTMENTS

	NUMBER OF SHARES	VALUE
COMMON STOCKS—97.9%
Communication Services—2.0%
Nexstar Media Group, Inc., Class A(a)	37,145	$5,109,295
TEGNA, Inc.	232,226	4,233,480
Yelp, Inc.*	181,624	6,849,041
		16,191,816
Consumer Discretionary—11.2%
Beazer Homes USA, Inc.*	121,028	2,138,565
Callaway Golf Co.*(a)	55,588	1,553,685
Carriage Services, Inc.(a)	96,490	3,180,310
Extended Stay America, Inc.	150,438	2,420,547
Foot Locker, Inc.	146,379	7,039,366
Frontdoor, Inc.*	134,041	7,019,727
Hanesbrands, Inc.(a)	306,502	5,422,020
Harley-Davidson, Inc.	162,863	5,809,323
International Game Technology PLC*	267,706	4,896,343
LCI Industries	48,903	6,892,389
Lithia Motors, Inc., Class A	21,811	8,156,223
Movado Group, Inc.	73,963	1,686,356
Sally Beauty Holdings, Inc.*(a)	275,757	4,439,688
Skechers U.S.A., Inc., Class A*(a)	186,993	6,843,944
Standard Motor Products, Inc.	40,442	1,698,968
Steven Madden Ltd.	153,930	5,693,871
Stride, Inc.*	147,713	3,552,498
Tempur Sealy International, Inc.	110,180	3,681,114
Toll Brothers, Inc.	49,073	2,621,480
Travel + Leisure Co.	55,893	3,377,614
TravelCenters of America, Inc.*	43,342	1,041,942
		89,165,973
Consumer Staples—3.2%
Energizer Holdings, Inc.(a)	193,700	8,096,660
Fresh Del Monte Produce, Inc.	193,266	4,974,667
Nomad Foods Ltd.*(a)	267,495	6,318,232
Spectrum Brands Holdings, Inc.	37,408	2,900,990
Universal Corp.	62,770	3,189,971
		25,480,520
Energy—6.9%
Cactus, Inc., Class A	105,155	3,351,290
ChampionX Corp.*	456,712	9,714,264
Delek US Holdings, Inc.*	213,520	5,244,051
Diamondback Energy, Inc.(a)	34,246	2,372,563
Enerplus Corp.	544,880	2,637,219
Helmerich & Payne, Inc.	175,005	5,027,894
HollyFrontier Corp.	183,553	6,952,988
National Energy Services Reunited Corp.*	165,244	2,189,483
NexTier Oilfield Solutions, Inc.*	345,230	1,605,319
ProPetro Holding Corp.*	343,519	3,940,163
Viper Energy Partners LP	190,080	2,980,454
World Fuel Services Corp.	278,009	8,640,520
		54,656,208
Financials—28.7%
AllianceBernstein Holding LP	79,057	2,890,324
AMERISAFE, Inc.	45,319	2,652,068
Ares Commercial Real Estate Corp.	118,195	1,632,273
Artisan Partners Asset Management, Inc., Class A	74,270	3,527,825
Assured Guaranty Ltd.	322,252	14,249,983
Axis Capital Holdings Ltd.	174,657	8,825,418
	NUMBER OF SHARES	VALUE
Financials—(continued)
BankUnited, Inc.	160,828	$6,463,677
Blackstone Mortgage Trust, Inc., Class A(a)	205,131	5,989,825
Columbia Banking System, Inc.	52,597	2,329,521
Essent Group Ltd.	187,682	7,738,129
Evercore, Inc., Class A	74,425	8,913,882
Federal Agricultural Mortgage Corp., Class C	55,287	4,768,504
First American Financial Corp.	101,044	5,308,852
First Citizens BancShares Inc., Class A(a)	3,054	2,253,516
First Hawaiian, Inc.	314,431	8,769,481
First Horizon National Corp.	96,149	1,557,614
First Merchants Corp.	90,349	3,799,175
First Mid Bancshares, Inc.	66,363	2,414,949
Flushing Financial Corp.	66,017	1,369,853
Hanover Insurance Group, Inc., (The)	54,012	6,230,284
Heritage Financial Corp.(a)	84,973	2,199,951
Heritage Insurance Holdings, Inc.	96,982	941,695
Hope Bancorp, Inc.	135,940	1,788,970
Investors Bancorp, Inc.	182,364	2,432,736
James River Group Holdings Ltd.	102,323	4,697,649
Luther Burbank Corp.	212,348	2,168,073
Merchants Bancorp	93,302	3,175,067
Midland States Bancorp, Inc.	21,360	523,320
Mr Cooper Group, Inc.*	126,120	3,966,474
Navient Corp.	691,893	8,565,635
Nelnet, Inc., Class A	36,255	2,632,113
NMI Holdings, Inc., Class A*	127,432	2,913,095
PacWest Bancorp	138,074	5,003,802
PennyMac Financial Services, Inc.	109,580	6,488,232
PRA Group, Inc.*	90,848	3,348,657
ProAssurance Corp.	198,949	4,923,988
RBB Bancorp	133,122	2,502,694
Reinsurance Group of America, Inc.	16,545	2,022,295
Silvercrest Asset Management Group, Inc., Class A	374,918	5,263,849
SLM Corp.	1,178,472	18,608,073
South State Corp.	40,409	3,186,654
Southern National Bancorp of Virginia, Inc.	120,053	1,704,753
Starwood Property Trust, Inc.(a)	175,546	4,007,715
State Auto Financial Corp.(a)	55,232	1,035,048
Synovus Financial Corp.	51,770	2,190,389
Umpqua Holdings Corp.	190,212	3,246,919
Valley National Bancorp(a)	485,694	5,949,751
Velocity Financial, Inc.*(a)	289,044	2,034,870
Walker & Dunlop, Inc.	92,453	9,213,866
Washington Federal, Inc.	70,548	2,131,960
White Mountains Insurance Group Ltd.	4,264	5,095,736
Wintrust Financial Corp.	31,951	2,353,511
		228,002,693
Health Care—6.2%
Change Healthcare, Inc.*	625,361	14,302,006
Envista Holdings Corp.*	278,487	10,732,889
Hanger, Inc.*	74,935	1,647,071
LHC Group, Inc.*	27,416	4,981,761
Ortho Clinical Diagnostics Holdings PLC*(a)	128,898	2,229,936

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  11

BOSTON PARTNERS INVESTMENT FUNDS	FEBRUARY 28, 2021 (UNAUDITED)
BOSTON PARTNERS SMALL CAP VALUE FUND II	PORTFOLIO OF INVESTMENTS (CONTINUED)

	NUMBER OF SHARES	VALUE
Health Care—(continued)
R1 RCM, Inc.*	187,675	$5,187,337
Syneos Health, Inc.*	136,667	10,571,193
		49,652,193
Industrials—16.7%
ABM Industries, Inc.	254,614	10,994,233
ACCO Brands Corp.	349,096	2,827,678
AECOM Technology Corp.*	82,392	4,769,673
Aegion Corp.*	132,768	3,432,053
Altra Industrial Motion Corp.	44,159	2,557,689
ASGN, Inc.*	105,142	9,775,052
Builders FirstSource, Inc.*(a)	205,668	8,898,226
CBIZ, Inc.*	131,941	3,978,021
Covanta Holding Corp.	157,607	2,214,378
CRA International, Inc.	91,506	5,048,386
Curtiss-Wright Corp.	69,494	7,678,392
EMCOR Group, Inc.	24,118	2,348,370
EnerSys	50,396	4,549,751
Ennis, Inc.	52,614	1,042,809
FTI Consulting, Inc.*	58,335	6,682,274
GrafTech International Ltd.(a)	307,030	3,632,165
Harsco Corp.*	250,042	4,090,687
Heidrick & Struggles International, Inc.	51,600	1,851,924
Hillenbrand, Inc.	77,841	3,616,493
ICF International, Inc.	68,550	5,720,497
KAR Auction Services, Inc.*	654,445	9,103,330
Korn/Ferry International	50,083	3,082,609
Landstar System, Inc.(a)	12,534	2,007,195
MasTec, Inc.*(a)	44,352	3,847,536
NN, Inc.*	250,295	1,529,302
Terex Corp.	90,755	3,737,291
WESCO International, Inc.*	167,169	13,420,327
		132,436,341
Information Technology—14.6%
Bel Fuse, Inc., Class B(a)	141,899	2,518,707
Belden, Inc.(a)	128,806	5,694,513
CommScope Holding Co., Inc.*	166,181	2,424,581
Concentrix Corp.*	96,950	11,974,294
Diebold Nixdorf, Inc.*	188,819	2,741,652
DXC Technology Co.*	198,861	5,015,274
EVERTEC, Inc.	142,640	5,548,696
IBEX Holdings Ltd.*	131,569	2,895,834
Insight Enterprises, Inc.*	79,423	6,638,969
InterDigital, Inc.(a)	108,136	6,852,578
MAXIMUS, Inc.	48,062	3,906,479
NCR Corp.*	220,185	7,653,631
Rackspace Technology, Inc.*(a)	192,088	4,037,690
Science Applications International Corp.	97,533	8,400,517
SMART Global Holdings, Inc.*(a)	117,453	5,483,881
Sykes Enterprises, Inc.*	171,896	7,023,671
SYNNEX Corp.	96,949	8,643,973
TTEC Holdings, Inc.	63,351	5,330,353
Ultra Clean Holdings, Inc.*(a)	75,103	3,483,277
Unisys Corp.*(a)	387,682	9,517,593
		115,786,163
	NUMBER OF SHARES	VALUE
Materials—6.4%
Graphic Packaging Holding Co.	1,139,935	$18,090,768
Huntsman Corp.	95,497	2,607,068
Ingevity Corp.*	65,301	4,537,114
Minerals Technologies, Inc.	29,965	2,134,407
Orion Engineered Carbons SA*	151,579	2,682,948
PQ Group Holdings, Inc.	149,543	2,296,981
Schweitzer-Mauduit International, Inc.	147,238	6,876,015
Valvoline, Inc.	476,541	11,894,463
		51,119,764
Real Estate—1.7%
Cousins Properties, Inc.(a)	238,272	7,991,643
Jones Lang LaSalle, Inc.*	17,631	3,067,441
Spirit Realty Capital, Inc.	60,675	2,610,239
		13,669,323
Utilities—0.3%
Pure Cycle Corp.*	201,885	2,374,168
TOTAL COMMON STOCKS (Cost $514,323,211)		778,535,162
RIGHTS—0.0%
Consumer Discretionary—0.0%
Evercel, Inc., CVR*(a)‡	284,149	0
TOTAL RIGHTS (Cost $0)		0
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—7.6%
Mount Vernon Liquid Assets Portfolio, LLC, 0.13%(b)	60,212,726	60,212,726
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $60,212,726)		60,212,726
SHORT-TERM INVESTMENTS—3.4%
U.S. Bank Money Market Deposit Account, 0.01%(b)	26,967,112	26,967,112
TOTAL SHORT-TERM INVESTMENTS (Cost $26,967,112)		26,967,112
TOTAL INVESTMENTS—108.9% (Cost $601,503,049)		865,715,000
LIABILITIES IN EXCESS OF OTHER ASSETS—(8.9)%		(70,458,955)
NET ASSETS—100.0%		$795,256,045

PLC	—	Public Limited Company
LP	—	Limited Partnership
*	—	Non-income producing.
CVR	—	Contingent Value Right
(a)	—	All or a portion of the security is on loan. At February 28, 2021, the market value of securities on loan was $59,065,413.
(b)	—	The rate shown is as of February 28, 2021.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of February 28, 2021, these securities amounted to $0 or 0.0% of net assets.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

12  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	FEBRUARY 28, 2021 (UNAUDITED)
BOSTON PARTNERS SMALL CAP VALUE FUND II	PORTFOLIO OF INVESTMENTS (CONCLUDED)

A summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2021 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3		INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Communication Services	$16,191,816	$16,191,816	$—	$—		$—
Consumer Discretionary	89,165,973	89,165,973	—	—		—
Consumer Staples	25,480,520	25,480,520	—	—		—
Energy	54,656,208	54,656,208	—	—		—
Financials	228,002,693	228,002,693	—	—		—
Health Care	49,652,193	49,652,193	—	—		—
Industrials	132,436,341	132,436,341	—	—		—
Information Technology	115,786,163	115,786,163	—	—		—
Materials	51,119,764	51,119,764	—	—		—
Real Estate	13,669,323	13,669,323	—	—		—
Utilities	2,374,168	2,374,168	—	—		—
Rights	—	—	—	—	**	—
Investments Purchased with Proceeds from Securities Lending Collateral	60,212,726	—	—	—		60,212,726
Short-Term Investments	26,967,112	26,967,112	—	—		—
Total Assets	$865,715,000	$805,502,274	$—	$—	**	$60,212,726

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy to the amounts presented in the Portfolio of Investments
**	Value equals zero as of the end of the reporting period

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  13

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—110.8%
COMMON STOCKS—98.1%
Communication Services—1.9%
Facebook, Inc., Class A*†	4,130	$1,063,971
Consumer Discretionary—11.4%
Alibaba Group Holding Ltd. - SP ADR*	3,479	827,167
AutoZone, Inc.*	294	341,016
Caleres, Inc.(a)†	24,875	394,517
Carriage Services, Inc.(a)†	11,509	379,337
Carter’s, Inc.(a)*	3,265	272,530
Hanesbrands, Inc.†	28,140	497,797
Hooker Furniture Corp.(a)	9,839	332,657
JD.com, Inc. - ADR*	4,502	422,603
Kindred Group PLC	18,658	298,010
LKQ Corp.*†	12,202	480,637
Mohawk Industries, Inc.*	2,852	499,071
Skechers U.S.A., Inc., Class A*†	10,327	377,968
Stellantis NV(a)	18,294	299,656
Stride, Inc.*†	46,548	1,119,479
		6,542,445
Consumer Staples—0.7%
Coca-Cola European Partners PLC	5,613	285,982
SpartanNash Co.(a)	8,083	147,353
		433,335
Energy—6.2%
Canadian Natural Resources Ltd.(a)†	36,093	984,978
Marathon Petroleum Corp.†	12,494	682,422
Phillips 66†	7,207	598,541
Schlumberger Ltd.	18,161	506,874
Solaris Oilfield Infrastructure, Inc., Class A†	20,029	236,542
Teekay LNG Partners LP	14,508	196,003
World Fuel Services Corp.	11,571	359,627
		3,564,987
Financials—18.3%
Aflac, Inc.	4,918	235,523
American International Group, Inc.†	7,618	334,811
Arthur J Gallagher & Co.	2,190	262,362
Bank of America Corp.†	25,044	869,277
Bank OZK†	13,041	537,550
Berkshire Hathaway, Inc., Class B*†	2,217	533,211
BGC Partners, Inc., Class A†	153,968	689,777
Charles Schwab Corp., (The)#	4,714	290,948
Citigroup, Inc.†	13,105	863,357
Evercore, Inc., Class A	3,948	472,852
FedNat Holding Co.†	17,181	118,893
First American Financial Corp.	4,619	242,682
Granite Point Mortgage Trust, Inc.†	40,835	455,719
Heritage Insurance Holdings, Inc.†	61,401	596,204
Jefferies Financial Group, Inc.†	24,357	707,327
KB Financial Group, Inc. - ADR(a)	12,039	461,335
Ladder Capital Corp.†	15,534	177,709
Morgan Stanley†	7,369	566,455
Stifel Financial Corp.(a)†	16,056	980,700
SVB Financial Group*	722	364,870
Universal Insurance Holdings, Inc.†	14,688	218,704
Western Alliance Bancorp	5,812	531,856
		10,512,122
	NUMBER OF SHARES	VALUE
Health Care—16.3%
Anthem, Inc.†	2,600	$788,294
Bausch Health Cos., Inc.*	24,901	782,390
Centene Corp.*	7,121	416,863
Cigna Corp.†	3,066	643,553
CVS Health Corp.†	10,263	699,218
Hanger, Inc.*†	25,387	558,006
Harrow Health, Inc.*†	43,747	335,540
HCA Healthcare, Inc.†	3,847	661,800
Henry Schein, Inc.*	6,683	413,344
Jazz Pharmaceuticals PLC*	2,185	367,167
Johnson & Johnson†	4,661	738,582
Medtronic PLC†	4,523	529,055
Novartis AG - SP ADR†	10,398	893,292
Syneos Health, Inc.*(a)	5,735	443,602
UnitedHealth Group, Inc.†	1,535	509,958
Universal Health Services, Inc., Class B	4,418	553,708
		9,334,372
Industrials—13.4%
Acuity Brands, Inc.(a)	1,812	223,420
AerCap Holdings NV*†	5,182	249,669
ASGN, Inc.*(a)	4,802	446,442
Barrett Business Services, Inc.†	6,757	481,098
Builders FirstSource, Inc.*(a)†	18,840	815,113
China Yuchai International Ltd.	20,820	327,707
Forward Air Corp.(a)	3,117	267,345
Gibraltar Industries, Inc.*(a)	4,102	358,310
Graham Corp.†	17,306	265,474
Heidrick & Struggles International, Inc.†	10,459	375,373
Insperity, Inc.	4,734	419,906
JetBlue Airways Corp.*†	23,002	423,927
Kelly Services, Inc., Class A*†	16,941	352,712
Lockheed Martin Corp.	1,329	438,902
Primoris Services Corp.	7,350	246,004
Quanta Services, Inc.	7,319	613,698
Snap-on, Inc.	2,338	474,871
UFP Industries, Inc.	7,045	429,745
Vectrus, Inc.*	8,365	456,729
		7,666,445
Information Technology—22.0%
Akamai Technologies, Inc.*†	3,690	348,705
Applied Materials, Inc.#	3,463	409,292
Arrow Electronics, Inc.*	2,826	283,335
Box, Inc., Class A*(a)	12,895	236,623
CACI International, Inc., Class A*	1,700	376,278
Capgemini SE - ADR†	11,059	356,321
Cass Information Systems, Inc.	8,167	351,834
Cisco Systems, Inc.	6,904	309,783
Cognizant Technology Solutions Corp., Class A†	7,963	585,121
Concentrix Corp.*	4,642	573,333
Dolby Laboratories, Inc. Class A†	2,935	286,544
EchoStar Corp., Class A*†	9,653	219,123
EVERTEC, Inc.†	13,380	520,482
Fabrinet*(a)	8,456	746,919
Fidelity National Information Services, Inc.	1,945	268,410
FleetCor Technologies, Inc.*	982	272,318
Hackett Group Inc., (The)†	26,691	416,913

The accompanying notes are an integral part of the financial statements.

14 | Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Information Technology—(continued)
Hollysys Automation Technologies Ltd.	21,574	$324,905
HP, Inc.†	14,748	427,250
InterDigital, Inc.	8,997	570,140
KBR, Inc.†	10,913	338,303
Open Text Corp.	12,921	575,889
Oracle Corp.†	10,685	689,289
Perficient, Inc.*	6,564	365,549
Qorvo, Inc.*	2,045	357,323
Sabre Corp.*†	28,399	417,181
Science Applications International Corp.(a)	2,396	206,368
Super Micro Computer, Inc.*†	10,484	342,093
SYNNEX Corp.	4,642	413,881
Telefonaktiebolaget LM Ericsson - SP ADR†	40,389	506,074
Zebra Technologies Corp., Class A*†	998	498,431
		12,594,010
Materials—3.1%
Berry Global Group, Inc.*(a)†	9,922	549,679
Corteva, Inc.	6,726	303,679
POSCO - SP ADR(a)	4,764	291,080
Rio Tinto PLC - SP ADR†	3,503	306,162
Ternium SA - SP ADR†	9,932	305,012
		1,755,612
Real Estate—4.8%
Jones Lang LaSalle, Inc.*	2,177	378,754
Medical Properties Trust, Inc.†	11,910	257,137
Newmark Group, Inc., Class A†	84,358	845,267
RE/MAX Holdings, Inc., Class A(a)	12,722	530,762
Service Properties Trust†	23,622	303,307
Simon Property Group, Inc.(a)	3,994	451,003
		2,766,230
TOTAL COMMON STOCKS (Cost $33,902,269)		56,233,529
INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES
LENDING COLLATERAL—-12.4%
Mount Vernon Liquid Assets Portfolio, LLC, 0.13%(b)	7,101,726	7,101,726
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $7,101,726)		7,101,726
SHORT-TERM INVESTMENTS—0.3%
U.S. Bank Money Market Deposit Account, 0.01%(b)	173,179	173,179
TOTAL SHORT-TERM INVESTMENTS (Cost $173,179)		173,179
TOTAL LONG POSITIONS – 110.8% (Cost $41,177,174)		63,508,434
SECURITIES SOLD SHORT—(46.6%)
COMMON STOCKS—(45.8%)
Communication Services—(3.6%)
CTC Communications Group, Inc.*‡	(98,900)	0
Netflix, Inc.*	(1,666)	(897,724)
Roku, Inc.*	(2,378)	(940,451)
ZoomInfo Technologies, Inc., Class A*	(4,114)	(215,656)
		(2,053,831)
	NUMBER OF SHARES	VALUE
Consumer Discretionary—(10.6%)
Arcimoto, Inc.*	(19,035)	$(341,107)
CarParts.com, Inc.*	(12,724)	(225,597)
Carvana Co.*	(4,425)	(1,254,488)
GameStop Corp., Class A*	(4,482)	(455,999)
Lululemon Athletica, Inc.*	(711)	(221,604)
Papa John’s International, Inc.	(6,328)	(570,722)
Planet Fitness, Inc., Class A*	(9,069)	(780,750)
Qsound Labs, Inc.*‡	(4,440)	0
Shake Shack, Inc., Class A*	(4,887)	(579,012)
Sonos, Inc.*	(7,832)	(304,978)
Stitch Fix, Inc., Class A*	(2,180)	(166,356)
Tesla Motors, Inc.*	(1,725)	(1,165,238)
		(6,065,851)
Consumer Staples—(1.5%)
Amish Naturals, Inc.*‡	(25,959)	0
Beyond Meat, Inc.*	(2,247)	(326,894)
Laird Superfood, Inc.*	(7,684)	(303,287)
National Beverage Corp.	(4,334)	(206,558)
		(836,739)
Energy—(0.3%)
Beard Co.*	(9,710)	(106)
Uranium Energy Corp.*	(85,268)	(180,768)
		(180,874)
Financials—(1.0%)
Bit Digital, Inc.*	(18,005)	(265,754)
Lemonade, Inc.*	(1,407)	(176,987)
Siebert Financial Corp.	(23,038)	(107,587)
		(550,328)
Health Care—(7.8%)
10X Genomics, Inc., Class A*	(2,761)	(491,430)
Aspira Women’s Health, Inc.*	(64,106)	(444,255)
AtriCure, Inc.*	(10,088)	(658,444)
Bionano Genomics, Inc.*	(14,572)	(141,786)
BodyTel Scientific, Inc.*‡	(4,840)	(1)
Cardiff Oncology, Inc.*	(6,404)	(66,217)
CareView Communications, Inc.*	(174,320)	(15,131)
Glaukos Corp.*	(5,099)	(482,161)
Heska Corp.*	(4,468)	(841,771)
iRhythm Technologies, Inc.*	(1,760)	(283,184)
Shockwave Medical, Inc.*	(5,817)	(679,193)
Zomedica Corp.*	(185,600)	(347,072)
		(4,450,645)
Industrials—(3.5%)
AAON, Inc.	(4,348)	(335,231)
Applied Energetics, Inc.*	(39,131)	(29,544)
Blue Bird Corp.*	(18,045)	(438,674)
Capstone Turbine Corp.*	(341)	(2,844)
Corporate Resource Services, Inc.*‡	(218,896)	(1,094)
DynaMotive Energy Systems Corp.*‡	(72,185)	(7)
Ener1, Inc.*‡	(102,820)	(10)
HyreCar, Inc.*	(29,857)	(307,229)
Omega Flex, Inc.	(2,864)	(494,040)
Sunrun, Inc.*	(3,845)	(240,620)
Valence Technology, Inc.*‡	(27,585)	(3)
Virgin Galactic Holdings, Inc.*	(4,072)	(151,601)
		(2,000,897)
Information Technology—(16.7%)
3D Systems Corp.*	(4,656)	(166,871)
8x8, Inc.*	(13,981)	(478,290)

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  15

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Information Technology—(continued)
Alteryx, Inc., Class A*	(2,482)	$(237,279)
ANTs software, Inc.*‡	(10,334)	(1)
Appfolio, Inc., Class A*	(2,078)	(340,833)
Appian Corp.*	(5,782)	(993,926)
Bill.com Holdings, Inc.*	(1,566)	(258,406)
Ceridian HCM Holding, Inc.*	(4,145)	(371,641)
Consygen, Inc.*‡	(200)	0
Coupa Software, Inc.*	(1,087)	(376,385)
Cree, Inc.*	(7,337)	(832,456)
Fastly, Inc., Class A*	(3,751)	(275,999)
Impinj, Inc.*	(5,186)	(331,748)
Inseego Corp.*	(26,886)	(392,267)
Interliant, Inc.*‡	(600)	0
Marathon Patent Group, Inc.*	(11,200)	(337,680)
MongoDB, Inc.*	(688)	(265,520)
Nestor, Inc.*‡	(15,200)	(1)
Okta, Inc.*	(782)	(204,454)
PROS Holdings, Inc.*	(5,267)	(249,656)
Q2 Holdings, Inc.*	(3,138)	(382,459)
Rapid7, Inc.*	(4,696)	(358,023)
RingCentral, Inc., Class A*	(701)	(265,090)
Riot Blockchain, Inc.*	(14,166)	(619,621)
Shopify, Inc., Class A*	(205)	(262,599)
Splunk, Inc.*	(1,979)	(283,017)
Square, Inc., Class A*	(1,125)	(258,784)
Stratasys Ltd.*	(5,545)	(191,247)
SVMK, Inc.*	(14,460)	(269,245)
Tiger Telematics, Inc.*‡	(6,510)	0
Uni-Pixel, Inc.*	(19,665)	(175)
Worldgate Communications, Inc.*‡	(582,655)	(58)
Xybernaut Corp.*‡	(34,156)	0
Yext, Inc.*	(17,586)	(297,555)
Zoom Video Communications, Inc.,
Class A*	(406)	(151,686)
Zscaler, Inc.*	(712)	(145,981)
		(9,598,953)
Materials—(0.0%)
Mountain Province Diamonds, Inc.*	(4,735)	(2,865)
Real Estate—(0.6%)
Redfin Corp.*	(4,813)	(364,537)
Utilities—(0.2%)
Cadiz, Inc.*	(11,038)	(119,982)
TOTAL COMMON STOCKS (Proceeds $(20,619,865))		(26,225,502)
EXCHANGE TRADED FUNDS—(0.8%)
iShares 20+ Year Treasury Bond ETF	(3,375)	(483,030)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $(573,760))		(483,030)
TOTAL SECURITIES SOLD SHORT—(46.6%) (Proceeds $(21,193,625))		(26,708,532)
	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	VALUE
OPTIONS WRITTEN ††—(0.4%)
Call Options Written—(0.2%)
Applied Materials, Inc.
Expiration: 01/21/2022, Exercise Price: 130.00	(28)	(330,932)	$(45,640)
Charles Schwab Corp., (The)
Expiration: 01/21/2022, Exercise Price: 70.00	(38)	(234,536)	(20,615)
ElectraMeccanica Vehicles Corp.
Expiration: 03/19/2021, Exercise Price: 11.00	(208)	(128,336)	(2,080)
Ideanomics, Inc.
Expiration: 03/19/2021, Exercise Price: 5.50	(257)	(81,983)	(3,341)
Senseonics Holdings, Inc.
Expiration: 03/19/2021, Exercise Price: 3.50	(631)	(215,802)	(37,860)
Sunworks, Inc.
Expiration: 03/19/2021, Exercise Price: 25.00	(85)	(112,115)	(3,825)
Tesla Motors, Inc.
Expiration: 03/19/2021, Exercise Price: 900.00	(4)	(270,200)	(928)
TOTAL CALL OPTIONS WRITTEN (Premiums received $(223,908))			(114,289)
Put Options Written—(0.2%)
JPMorgan Chase & Co.
Expiration: 01/21/2022, Exercise Price: 90.00	(49)	(721,133)	(12,691)
Merck & Co, Inc.
Expiration: 06/18/2021, Exercise Price: 72.50	(83)	(602,746)	(34,777)
Pfizer, Inc.
Expiration: 06/18/2021, Exercise Price: 33.00	(182)	(609,518)	(31,304)
Wells Fargo & Co.
Expiration: 01/21/2022, Exercise Price: 22.50	(360)	(1,302,120)	(29,161)

The accompanying notes are an integral part of the financial statements.

16  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (continued)

VALUE
TOTAL PUT OPTIONS WRITTEN (Premiums received $(244,541))	$(107,933)
TOTAL OPTIONS WRITTEN (Premiums received $(468,449))	(222,222)
OTHER ASSETS IN EXCESS OF LIABILITIES—36.2%	20,746,495
NET ASSETS—100.0%	$57,324,175

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At February 28, 2021, the market value of securities on loan was $6,883,346.
(b)	—	The rate shown is as of February 28, 2021.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
#	—	Security segregated as collateral for options written.
††	—	Primary risk exposure is equity contracts.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. as of February 28, 2021, these securities amounted to $(1,175) or 0.0% of net assets.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  17

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2021 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Communication Services	$1,063,971	$1,063,971	$—	$—	$—
Consumer Discretionary	6,542,445	6,244,435	298,010	—	—
Consumer Staples	433,335	433,335	—	—	—
Energy	3,564,987	3,564,987	—	—	—
Financials	10,512,122	10,512,122	—	—	—
Health Care	9,334,372	9,334,372	—	—	—
Industrials	7,666,445	7,666,445	—	—	—
Information Technology	12,594,010	12,594,010	—	—	—
Materials	1,755,612	1,755,612	—	—	—
Real Estate	2,766,230	2,766,230	—	—	—
Investments Purchased with Proceeds from Securities Lending Collateral	7,101,726	—	—	—	7,101,726
Short-Term Investments	173,179	173,179	—	—	—
Total Assets	$63,508,434	$56,108,698	$298,010	$—	$7,101,726

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Securities Sold Short
Communication Services	$(2,053,831)	$(2,053,831)	$—	$— **	$—
Consumer Discretionary	(6,065,851)	(6,065,851)	—	— **	—
Consumer Staples	(836,739)	(836,739)	—	— **	—
Energy	(180,874)	(180,768)	(106)	—	—
Financials	(550,328)	(550,328)	—	—	—
Health Care	(4,450,645)	(4,450,644)	—	(1)	—
Industrials	(2,000,897)	(1,999,783)	—	(1,114)	—
Information Technology	(9,598,953)	(9,598,893)	—	(60)	—
Materials	(2,865)	(2,865)	—	—	—
Real Estate	(364,537)	(364,537)	—	—	—
Utilities	(119,982)	(119,982)	—	—	—
Exchange Traded Funds	(483,030)	(483,030)	—	—	—
Options Written
Equity Contracts	(222,222)	(201,607)	(20,615)	—	—
Total Liabilities	$26,930,754	$(26,908,858)	$(20,721)	$(1,175)	$—

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy to the amounts presented in the Portfolio of Investments.
**	Value equals zero as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

18  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—97.1%
COMMON STOCKS—96.5%
Communication Services—7.9%
Alphabet, Inc., Class A*†	4,651	$9,403,903
Alphabet, Inc., Class C*	3,265	6,650,348
Altice USA, Inc., Class A*	66,483	2,234,494
Baidu, Inc. - SP ADR*	9,010	2,553,975
Charter Communications, Inc., Class A*	5,070	3,110,039
Facebook, Inc., Class A*	59,685	15,376,050
Live Nation Entertainment, Inc.*	31,521	2,800,956
NetEase, Inc. - ADR	20,167	2,215,345
Nexstar Media Group, Inc., Class A	42,463	5,840,786
TEGNA, Inc.	253,526	4,621,779
T-Mobile US, Inc.*	53,656	6,437,110
Yelp, Inc.*†	40,943	1,543,960
		62,788,745
Consumer Discretionary—12.8%
Alibaba Group Holding Ltd. – SP ADR*	26,460	6,291,130
AutoNation, Inc.*	26,239	1,968,450
AutoZone, Inc.*	6,415	7,440,887
Caesars Entertainment, Inc.*	36,558	3,415,979
Callaway Golf Co.*†	142,670	3,987,626
Carter’s, Inc.*	36,899	3,079,960
Dick’s Sporting Goods, Inc.	26,581	1,897,086
eBay, Inc.†	136,773	7,716,733
Flutter Entertainment PLC*	28,367	5,483,923
Foot Locker, Inc.	46,859	2,253,449
Gentex Corp.†	48,987	1,733,160
GVC Holdings PLC*	262,270	5,188,543
Hanesbrands, Inc.	81,486	1,441,487
Harley-Davidson, Inc.†	193,653	6,907,602
Hasbro, Inc.	25,924	2,429,338
Las Vegas Sands Corp.*	78,620	4,921,612
LKQ Corp.*	105,310	4,148,161
Mohawk Industries, Inc.*	22,512	3,939,375
PVH Corp.*	29,138	2,912,634
Restaurant Brands International, Inc.	40,727	2,440,362
Ross Stores, Inc.*	19,779	2,307,023
Stride, Inc.*	252,573	6,074,381
Tempur Sealy International, Inc.	57,057	1,906,274
Travel + Leisure Co.	56,701	3,426,441
Ulta Beauty, Inc.*	8,172	2,634,081
Whirlpool Corp.	9,689	1,841,685
Wyndham Hotels & Resorts, Inc.	33,144	2,163,640
Wynn Macau Ltd.*	811,600	1,530,811
		101,481,833
Consumer Staples—4.7%
Coca-Cola European Partners PLC†	170,236	8,673,524
Mondelez International, Inc., Class A	94,225	5,009,001
Nomad Foods Ltd.*	231,672	5,472,093
Philip Morris International, Inc.†	105,930	8,900,239
Procter & Gamble Co., (The)	43,945	5,428,526
Swedish Match AB	28,013	2,010,597
US Foods Holding Corp.*	56,126	2,046,354
		37,540,334
Energy—10.3%
BP PLC - SP ADR†	354,859	8,662,108
Canadian Natural Resources Ltd.	98,749	2,694,860
Cenovus Energy, Inc.	209,550	1,551,124
ChampionX Corp.*†	149,108	3,171,527
	NUMBER OF SHARES	VALUE
Energy—(continued)
ConocoPhillips†	72,187	$3,754,446
Delek US Holdings, Inc.*	78,072	1,917,448
Diamondback Energy, Inc.†	79,483	5,506,582
Enerplus Corp.	551,772	2,670,844
EOG Resources, Inc.	67,089	4,331,266
Halliburton Co.†	331,059	7,227,018
Helmerich & Payne, Inc.	162,500	4,668,625
HollyFrontier Corp.	94,640	3,584,963
Marathon Petroleum Corp.	86,242	4,710,538
Parex Resources, Inc.*	203,357	3,250,260
PDC Energy, Inc.*	48,407	1,691,825
Pioneer Natural Resources Co.	37,411	5,558,152
Royal Dutch Shell PLC, Class A – SP ADR†	222,884	9,144,931
Schlumberger Ltd.	256,613	7,162,069
Whitehaven Coal Ltd.*	308,628	359,739
		81,618,325
Financials—16.0%
Allstate Corp., (The)†	31,182	3,324,001
American International Group, Inc.†	37,622	1,653,487
Ameriprise Financial, Inc.	37,307	8,253,801
Bank of America Corp.†	243,692	8,458,549
Bank of New York Mellon Corp., (The)†	85,858	3,619,773
Berkshire Hathaway, Inc., Class B*†	10,113	2,432,278
BNP Paribas SA	44,781	2,662,112
Capital One Financial Corp.	26,496	3,184,554
Citigroup, Inc.†	99,556	6,558,749
DBS Group Holdings Ltd.	80,500	1,595,076
Discover Financial Services†	37,134	3,493,195
DNB ASA	68,620	1,333,108
Everest Re Group Ltd.	10,197	2,465,737
Fifth Third Bancorp†	196,739	6,824,876
Goldman Sachs Group, Inc., (The)†	13,582	4,339,177
Hana Financial Group, Inc.	43,557	1,430,699
Huntington Bancshares, Inc.†	417,997	6,412,074
ING Groep NV	258,502	2,831,296
JPMorgan Chase & Co.†	55,073	8,105,093
KeyCorp†	341,967	6,887,215
Moody’s Corp.	11,699	3,215,938
Navient Corp.†	65,497	810,853
Nordea Bank Abp	250,211	2,266,117
OTP Bank PLC*	24,986	1,133,316
Regions Financial Corp.	275,058	5,674,447
Renaissance Holdings Ltd.	9,556	1,595,661
S&P Global, Inc.	13,994	4,609,064
SLM Corp.	250,915	3,961,948
Sumitomo Mitsui Financial Group, Inc.	48,700	1,719,374
Synchrony Financial	66,039	2,554,389
Truist Financial Corp.†	125,330	7,138,797
UBS Group AG	106,081	1,646,377
United Overseas Bank Ltd.	102,500	1,882,313
Wells Fargo & Co.†	90,197	3,262,426
		127,335,870
Health Care—12.1%
Abbott Laboratories†	59,586	7,137,211
AbbVie, Inc.†	89,078	9,597,264
AmerisourceBergen Corp.	10,329	1,045,501
Amgen, Inc.	10,281	2,312,403
Anthem, Inc.†	11,495	3,485,169
AstraZeneca PLC	29,968	2,910,923
Avantor, Inc.*†	212,201	5,914,042

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  19

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Health Care—(continued)
Biogen, Inc.*	1,507	$411,230
Boston Scientific Corp.*†	62,088	2,407,773
Centene Corp.*	29,885	1,749,468
Cigna Corp.†	22,296	4,679,930
CVS Health Corp.†	50,939	3,470,474
Envista Holdings Corp.*	30,416	1,172,233
HCA Healthcare, Inc.	17,199	2,958,744
Humana, Inc.	7,557	2,869,015
ICON PLC*	2,457	443,931
IQVIA Holdings, Inc.*	4,957	955,660
Jazz Pharmaceuticals PLC*	1,915	321,797
Johnson & Johnson†	30,072	4,765,209
Medtronic PLC	25,985	3,039,465
Merck & Co., Inc.†	40,298	2,926,441
Molina Healthcare, Inc.*	1,514	328,175
Novartis AG - SP ADR	10,530	904,632
Novo Nordisk A/S, Class B	28,245	2,014,916
Ortho Clinical Diagnostics Holdings PLC*	121,751	2,106,292
PPD, Inc.*	87,064	3,052,464
Sanofi	8,587	788,035
Sotera Health Co.*	109,982	2,876,029
Stryker Corp.	14,451	3,507,113
Syneos Health, Inc.*	10,296	796,396
UCB SA	14,612	1,448,875
UnitedHealth Group, Inc.	26,315	8,742,369
Universal Health Services, Inc., Class B	15,540	1,947,628
Zimmer Biomet Holdings, Inc.	20,754	3,384,147
		96,470,954
Industrials—13.6%
Air Canada*	152,410	3,006,044
Allegion PLC	20,639	2,245,110
Allison Transmission Holdings, Inc.†	134,120	5,085,830
Altra Industrial Motion Corp.	74,727	4,328,188
AMETEK, Inc.†	30,493	3,597,259
ASGN, Inc.*	94,508	8,786,409
Boeing Co., (The)*	12,974	2,750,618
BWX Technologies, Inc.	44,344	2,572,396
Caterpillar, Inc.	12,094	2,610,853
Deere & Co.	12,378	4,321,407
Dover Corp.	12,258	1,510,921
Eaton Corp., PLC†	18,681	2,432,079
Expeditors International of Washington, Inc.	30,448	2,796,344
FTI Consulting, Inc.*	17,717	2,029,482
General Dynamics Corp.	21,909	3,581,464
Hexcel Corp.*	60,668	3,261,512
Howmet Aerospace, Inc.*	119,937	3,371,429
Hubbell, Inc.	9,539	1,693,268
Huntington Ingalls Industries, Inc.	2,691	473,374
Huron Consulting Group, Inc.*	97,849	4,980,514
ITT, Inc.	10,927	906,723
Loomis AB	218,477	5,711,381
Oshkosh Corp.	24,521	2,599,226
Owens Corning†	57,406	4,651,034
Parker-Hannifin Corp.†	8,089	2,321,220
Regal Beloit Corp.	7,339	1,003,021
Robert Half International, Inc.†	35,551	2,765,512
Sensata Technologies Holding PLC*	57,691	3,305,117
Southwest Airlines Co.*	22,630	1,315,482
	NUMBER OF SHARES	VALUE
Industrials—(continued)
Teleperformance	9,507	$3,367,903
Textron, Inc.	57,523	2,895,708
Union Pacific Corp.	29,190	6,011,972
Vertiv Holdings Co.	105,670	2,211,673
WESCO International, Inc.*	42,176	3,385,889
		107,886,362
Information Technology—12.8%
Amdocs Ltd.†	59,808	4,534,045
Applied Materials, Inc.	52,667	6,224,713
Arrow Electronics, Inc.*†	24,100	2,416,266
Broadcom, Inc.	8,498	3,992,955
Capgemini SA	23,064	3,704,077
Cisco Systems, Inc.†	92,414	4,146,616
Concentrix Corp.*	31,273	3,862,528
Fidelity National Information Services, Inc.	13,072	1,803,936
Flex Ltd.*†	171,772	3,124,533
HP, Inc.†	208,358	6,036,131
InterDigital, Inc.	45,789	2,901,649
Jabil, Inc.†	101,643	4,387,928
KLA-Tencor Corp.	9,973	3,103,897
Leidos Holdings, Inc.†	39,663	3,508,192
Micron Technology, Inc.*	79,226	7,251,556
Microsoft Corp.†	36,386	8,455,379
ON Semiconductor Corp.*†	114,598	4,614,861
Oracle Corp.†	75,339	4,860,119
Qorvo, Inc.*	23,487	4,103,884
Samsung Electronics Co., Ltd.	67,012	4,911,019
Science Applications International Corp.	64,871	5,587,339
SS&C Technologies Holdings, Inc.	68,376	4,531,961
Western Digital Corp.*	53,487	3,665,464
		101,729,048
Materials—5.8%
Avery Dennison Corp.	12,910	2,261,961
Corteva, Inc.†	51,578	2,328,747
DuPont de Nemours, Inc.	100,564	7,071,660
Eagle Materials, Inc.*	16,537	2,073,409
FMC Corp.	47,777	4,858,443
Glencore PLC	368,632	1,500,190
Ingevity Corp.*	26,656	1,852,059
Linde PLC	8,125	1,984,694
Mosaic Co., (The)†	196,851	5,787,419
PPG Industries, Inc.	18,463	2,489,182
Steel Dynamics, Inc.†	79,871	3,321,036
Tronox Holdings PLC, Class A	120,950	2,218,223
Valvoline, Inc.†	121,030	3,020,909
West Fraser Timber Co., Ltd.	35,045	2,395,816
WestRock Co.	61,887	2,697,654
		45,861,402
Real Estate—0.2%
Host Hotels & Resorts, Inc.*	125,070	2,074,911
Utilities—0.3%
CenterPoint Energy, Inc.	70,343	1,367,468
Vistra Energy Corp.	64,850	1,118,662
		2,486,130
TOTAL COMMON STOCKS (Cost $505,217,876)		767,273,914

The accompanying notes are an integral part of the financial statements.

20  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
WARRANTS—0.0%
Energy—0.0%
Vista Oil & Gas SAB de CV *	1,204,819	$29,370
TOTAL WARRANTS (Cost $0)		29,370
SHORT-TERM INVESTMENTS—0.6%
U.S. Bank Money Market Deposit Account, 0.01%(a)	4,872,748	4,872,748
TOTAL SHORT-TERM INVESTMENTS (Cost $4,872,748)		4,872,748
TOTAL LONG POSITIONS—97.1% (Cost $510,090,623		772,176,032
SECURITIES SOLD SHORT—(37.8%)
COMMON STOCKS—(37.8%)
Communication Services—(1.5%)
Dentsu Group, Inc.	(54,900)	(1,917,059)
JCDecaux SA*	(78,369)	(1,856,366)
Lions Gate Entertainment Corp., Class A*	(93,075)	(1,351,449)
Pearson PLC	(165,308)	(1,741,612)
Twitter, Inc.*	(37,247)	(2,870,254)
ViacomCBS, Inc., Class B	(28,242)	(1,821,327)
		(11,558,067)
Consumer Discretionary—(4.5%)
CarMax, Inc.*	(10,136)	(1,211,353)
Carvana Co.*	(10,899)	(3,089,866)
Choice Hotels International, Inc.*	(29,988)	(3,144,842)
Floor & Decor Holdings, Inc., Class A*	(17,536)	(1,667,498)
GSX Techedu, Inc. - ADR*	(22,525)	(2,316,696)
LGI Homes, Inc.*	(32,538)	(3,554,777)
Monro Muffler Brake, Inc.	(28,552)	(1,769,938)
Papa John’s International, Inc.	(16,955)	(1,529,171)
RH*	(4,558)	(2,235,106)
SeaWorld Entertainment, Inc.*	(63,986)	(3,177,545)
Shift Technologies, Inc.*	(248,103)	(2,195,712)
Stitch Fix, Inc., Class A*	(22,891)	(1,746,812)
Tesla Motors, Inc.*	(3,399)	(2,296,025)
Vail Resorts, Inc.	(9,970)	(3,082,525)
Whitbread PLC*	(42,582)	(2,026,944)
WW International, Inc.*	(33,467)	(986,942)
		(36,031,752)
Consumer Staples—(3.0%)
Beiersdorf AG	(28,548)	(2,820,742)
Beyond Meat, Inc.*	(10,069)	(1,464,838)
Cal-Maine Foods, Inc.*	(59,438)	(2,264,588)
Campbell Soup Co.	(45,867)	(2,086,031)
Fevertree Drinks PLC	(57,288)	(1,818,958)
Grocery Outlet Holding Corp.*	(32,287)	(1,162,009)
Hormel Foods Corp.	(47,918)	(2,221,958)
Japan Tobacco, Inc.	(61,800)	(1,118,983)
Kellogg Co.	(50,374)	(2,907,083)
Kimberly-Clark Corp.	(22,654)	(2,907,188)
Kose Corp.	(13,300)	(2,137,845)
Rite Aid Corp.*	(53,205)	(1,041,754)
		(23,951,977)
Energy—(2.2%)
Baker Hughes Co.	(130,054)	(3,183,722)
Devon Energy Corp.	0	(2)
Equinor ASA	(69,091)	(1,310,269)
Hess Corp.	(51,428)	(3,370,077)
	NUMBER OF SHARES	VALUE
Energy—(continued)
NOV, Inc.*	(209,174)	$(3,158,527)
ONEOK, Inc.	(71,349)	(3,160,047)
Repsol SA	(292,428)	(3,681,022)
		(17,863,666)
Financials—(8.6%)
Bank of Hawaii Corp.	(47,687)	(4,172,612)
Commerce Bancshares, Inc.	(50,664)	(3,750,686)
Commonwealth Bank of Australia	(47,081)	(2,955,216)
Community Bank System, Inc.	(53,672)	(3,820,910)
Credit Acceptance Corp.*	(7,184)	(2,607,936)
Cullen/Frost Bankers, Inc.	(38,435)	(4,012,614)
CVB Financial Corp.	(147,592)	(3,159,945)
Deutsche Bank AG*	(298,375)	(3,671,741)
eHealth, Inc.*	(7,991)	(474,825)
First Financial Bankshares, Inc.	(94,075)	(4,201,389)
Franklin Resources, Inc.	(147,611)	(3,862,980)
Glacier Bancorp, Inc.	(72,829)	(3,947,332)
GoHealth, Inc., Class A*	(76,758)	(1,041,606)
Hamilton Lane, Inc., Class A	(26,242)	(2,346,035)
Hang Seng Bank Ltd.	(180,200)	(3,480,248)
HSBC Holdings PLC	(575,762)	(3,449,040)
Independent Bank Corp.	(47,685)	(4,077,544)
M&T Bank Corp.	(21,377)	(3,226,644)
RLI Corp.	(24,546)	(2,561,130)
Trustmark Corp.	(52,539)	(1,584,576)
Westamerica Bancorporation	(55,774)	(3,352,575)
WisdomTree Investments, Inc.	(557,930)	(2,957,029)
		(68,714,613)
Health Care—(2.6%)
Allogene Therapeutics, Inc.*	(31,904)	(1,107,388)
American Well Corp., Class A*	(34,153)	(835,724)
BioNTech SE - ADR*	(10,333)	(1,126,607)
Clover Health Investments Corp.*	(92,799)	(872,311)
Galapagos NV*	(8,777)	(724,729)
Glaukos Corp.*	(15,629)	(1,477,878)
Global Blood Therapeutics, Inc.*	(14,579)	(621,065)
GoodRx Holdings, Inc., Class A*	(24,312)	(1,082,370)
Inovalon Holdings, Inc., Class A*	(90,202)	(2,215,361)
Moderna, Inc.*	(7,242)	(1,121,134)
Nippon Shinyaku Co., Ltd.	(15,900)	(1,082,809)
Penumbra, Inc.*	(3,996)	(1,136,582)
Quidel Corp.*	(5,822)	(956,322)
Royalty Pharma PLC, Class A	(26,229)	(1,221,485)
Sage Therapeutics, Inc.*	(16,431)	(1,396,635)
Siemens Healthineers AG	(27,627)	(1,530,976)
SmileDirectClub, Inc.*	(84,113)	(975,711)
Teladoc Health, Inc.*	(4,321)	(955,330)
		(20,440,417)
Industrials—(5.8%)
ABB Ltd.	(30,252)	(870,940)
AO Smith Corp.	(17,309)	(1,027,635)
Belimo Holding AG	(184)	(1,341,867)
Central Japan Railway Co.	(19,500)	(3,213,098)
Chart Industries, Inc.*	(25,691)	(3,676,125)
Dun & Bradstreet Holdings, Inc.*	(64,898)	(1,418,670)
Elbit Systems Ltd.	(13,410)	(1,735,659)
FuelCell Energy, Inc.*	(30,235)	(512,181)
Healthcare Services Group, Inc.	(41,673)	(1,185,597)
Keio Corp.	(34,400)	(2,580,949)
Kennametal, Inc.	(36,847)	(1,376,604)

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  21

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Industrials—(continued)
Lennox International, Inc.	(9,861)	$(2,758,812)
Lindsay Corp.	(10,383)	(1,663,876)
Nikola Corp.*	(64,224)	(1,162,454)
Odakyu Electric Railway Co., Ltd.	(70,500)	(2,072,045)
Proto Labs, Inc.*	(17,807)	(2,594,124)
Spirit Airlines, Inc.*	(92,013)	(3,301,427)
TOTO Ltd.	(14,700)	(891,522)
Trex Co., Inc.*	(35,819)	(3,282,453)
Trinity Industries, Inc.	(47,095)	(1,511,750)
VAT Group AG*	(3,737)	(1,038,905)
Wartsila OYJ Abp	(171,396)	(1,967,985)
Xinyi Glass Holdings Ltd.	(1,152,000)	(3,223,353)
Xylem, Inc.	(15,487)	(1,541,886)
		(45,949,917)
Information Technology—(3.9%)
Appian Corp.*	(13,738)	(2,361,562)
Blackline, Inc.*	(25,071)	(3,109,305)
Ceridian HCM Holding, Inc.*	(20,646)	(1,851,120)
Cognex Corp.	(16,597)	(1,370,746)
Cree, Inc.*	(25,547)	(2,898,563)
Guidewire Software, Inc.*	(27,707)	(3,075,200)
Hirose Electric Co., Ltd.	(11,700)	(1,715,083)
Jack Henry & Associates, Inc.	(11,472)	(1,702,904)
Landis+Gyr Group AG*	(23,784)	(1,649,602)
Novanta, Inc.*	(20,402)	(2,699,797)
Palantir Technologies, Inc., Class A*	(58,081)	(1,388,136)
Q2 Holdings, Inc.*	(27,187)	(3,313,552)
Seiko Epson Corp.	(108,700)	(1,801,407)
Shopify, Inc., Class A*	(1,396)	(1,788,234)
		(30,725,211)
Materials—(5.2%)
Albemarle Corp.	(9,007)	(1,415,990)
Antofagasta PLC	(123,770)	(3,089,046)
BillerudKorsnas AB	(242,997)	(4,461,238)
Compass Minerals International, Inc	(49,362)	(3,114,249)
Ecolab, Inc.	(9,758)	(2,042,935)
Ferro Corp.*	(164,821)	(2,615,709)
Greif, Inc., Class A	(51,690)	(2,496,627)
Johnson Matthey PLC	(61,957)	(2,647,470)
Mitsubishi Chemical Holdings Corp.	(424,400)	(2,967,796)
Nippon Paper Industries Co., Ltd.	(229,900)	(3,016,141)
Quaker Chemical Corp.	(6,165)	(1,740,873)
Stepan Co.	(16,992)	(2,050,765)
Tokai Carbon Co., Ltd.	(210,900)	(2,864,865)
Umicore SA	(72,572)	(4,263,511)
Wacker Chemie AG	(18,563)	(2,406,135)
		(41,193,350)
	NUMBER OF SHARES	VALUE
Real Estate—(0.5%)
Alexandria Real Estate Equities, Inc.	(10,083)	$(1,610,154)
Iron Mountain, Inc.	(46,334)	(1,611,960)
KE Holdings, Inc. - ADR*	(18,448)	(1,177,537)
		(4,399,651)
TOTAL COMMON STOCKS (Proceeds $(248,781,917))		(300,828,621)
TOTAL SECURITIES SOLD SHORT—(37.8%) (Proceeds $(248,781,918))		(300,828,621)

OTHER ASSETS IN EXCESS OF LIABILITIES—40.7%		323,514,257
NET ASSETS—100.0%		$794,861,668

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	The rate shown is as of February 28, 2021.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of February 28, 2021, these securities amounted to $29,370 or 0.0% of net assets

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

22  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at February 28, 2021, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
United States
International Game Technology	Goldman Sachs	09/18/2025	0.11%	Monthly	132,279	$2,419,383	$153,092
Total Long						2,419,383	153,092
Short
Saudi Arabia
Saudi Arabian Oil Co.	Goldman Sachs	09/18/2025	0.07	Monthly	(6,006,386)	$(5,955,395)	$49,743
South Korea
Sillajen, Inc.	Goldman Sachs	09/18/2025	0.07	Monthly	(307,496)	(3,327,107)	36,971
Taiwan
ACER, Inc.	Goldman Sachs	09/18/2025	0.07	Monthly	(1,648,000)	(1,588,684)	(28,497)
Advantech Co., Ltd.	Macquarie	12/23/2021	0.01	Monthly	(173,000)	(2,251,593)	44,010
						(3,840,277)	15,513
Thailand
Thai Oil PCL	Morgan Stanley	09/22/2022	0.07	Monthly	(4,350,423)	(4,330,057)	15,307
Total Short						(17,452,836)	117,534

Net unrealized gain/(loss) on Contracts For Difference							$270,626

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  23

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2021 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Communication Services	$62,788,745	$62,788,745	$—	$—
Consumer Discretionary	101,481,833	89,278,556	12,203,277	—
Consumer Staples	37,540,334	35,529,737	2,010,597	—
Energy	81,618,325	81,258,586	359,739	—
Financials	127,335,870	110,482,459	16,853,411	—
Health Care	96,470,954	89,308,205	7,162,749	—
Industrials	107,886,362	98,807,078	9,079,284	—
Information Technology	101,729,048	93,113,952	8,615,096	—
Materials	45,861,402	44,361,212	1,500,190	—
Real Estate	2,074,911	2,074,911	—	—
Utilities	2,486,130	2,486,130	—	—
Warrants	29,370	—	—	29,370
Short-Term Investments	4,872,748	4,872,748	—	—
Contracts For Difference
Equity Contracts	299,123	262,152	36,971	—
Total Assets	$772,475,155	$714,624,471	$57,821,314	$29,370

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Securities Sold Short
Communication Services	$(11,558,067)	$(6,043,030)	$(5,515,037)	$—
Consumer Discretionary	(36,031,752)	(34,004,808)	(2,026,944)	—
Consumer Staples	(23,951,977)	(17,874,407)	(6,077,570)	—
Energy	(17,863,666)	(12,872,375)	(4,991,291)	—
Financials	(68,714,613)	(55,158,368)	(13,556,245)	—
Health Care	(20,440,417)	(17,101,903)	(3,338,514)	—
Industrials	(45,949,917)	(27,013,594)	(18,936,323)	—
Information Technology	(30,725,211)	(25,559,119)	(5,166,092)	—
Materials	(41,193,350)	(15,477,148)	(25,716,202)	—
Real Estate	(4,399,651)	(4,399,651)	—	—
Contracts For Difference
Equity Contracts	(28,497)	(28,497)	—	—
Total Liabilities	$(300,857,118)	$(215,532,900)	$(85,324,218)	$—

The accompanying notes are an integral part of the financial statements.

24 | Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—98.9%
Communication Services—5.0%
Activision Blizzard, Inc.	85,277	$8,153,334
Alphabet, Inc., Class A*	7,661	15,489,852
Electronic Arts, Inc.	27,554	3,691,409
Facebook, Inc., Class A*	38,243	9,852,162
Interpublic Group of Cos., Inc., (The)(a)	437,805	11,435,467
Momo, Inc. - SP ADR	150,438	2,382,938
NetEase, Inc. - ADR	86,646	9,518,063
Omnicom Group, Inc.	57,749	3,969,089
T-Mobile US, Inc.*	116,157	13,935,355
		78,427,669
Consumer Discretionary—8.5%
AutoZone, Inc.*	8,457	9,809,443
eBay, Inc.	178,944	10,096,020
Foot Locker, Inc.	277,944	13,366,327
Gentex Corp.	88,602	3,134,739
Harley-Davidson, Inc.	228,311	8,143,853
International Game Technology PLC*	345,572	6,320,512
Lear Corp.(a)	46,042	7,647,116
LKQ Corp.*	338,650	13,339,424
Lowe’s Cos., Inc.	37,596	6,005,961
Magna International, Inc.(a)	61,862	5,208,780
Mohawk Industries, Inc.*	74,444	13,026,956
NVR, Inc.*	2,768	12,458,325
Travel + Leisure Co.	84,689	5,117,756
Ulta Beauty, Inc.*(a)	16,417	5,291,692
Whirlpool Corp.(a)	41,308	7,851,825
Wyndham Hotels & Resorts, Inc.	73,919	4,825,432
		131,644,161
Consumer Staples—1.7%
Altria Group, Inc.	110,738	4,828,177
Ambev SA - ADR(a)	1,223,717	3,120,478
Coca-Cola European Partners PLC	93,704	4,774,219
Nomad Foods Ltd.*(a)	278,890	6,587,382
Philip Morris International, Inc.	84,372	7,088,935
		26,399,191
Energy—5.9%
BP PLC - SP ADR	183,516	4,479,626
Canadian Natural Resources Ltd.(a)	233,225	6,364,710
ChampionX Corp.*	126,140	2,682,998
Cimarex Energy Co.	149,476	8,668,113
ConocoPhillips	108,431	5,639,496
Diamondback Energy, Inc.(a)	136,615	9,464,687
EOG Resources, Inc.	140,951	9,099,797
Helmerich & Payne, Inc.	205,573	5,906,112
Marathon Oil Corp.(a)	731,311	8,117,552
Phillips 66	64,884	5,388,616
Pioneer Natural Resources Co.(a)	48,052	7,139,086
Royal Dutch Shell PLC, Class A – SP ADR(a)	130,318	5,346,948
Schlumberger Ltd.	340,531	9,504,220
World Fuel Services Corp.	110,879	3,446,119
		91,248,080
Financials—23.9%
Aflac, Inc.	263,118	12,600,721
Alleghany Corp.	20,498	13,250,522
Allstate Corp., (The)	145,579	15,518,721
American International Group, Inc.	492,677	21,653,154
Aon PLC, Class A(a)	37,326	8,499,503
	NUMBER OF SHARES	VALUE
Financials—(continued)
Bank of America Corp.	963,543	$33,444,578
Charles Schwab Corp., (The)	304,468	18,791,765
Chubb Ltd.	104,703	17,022,614
Citigroup, Inc.	360,731	23,764,958
Discover Financial Services	97,431	9,165,334
Fifth Third Bancorp	216,124	7,497,342
Globe Life, Inc.	81,811	7,641,147
Goldman Sachs Group, Inc., (The)	61,566	19,669,106
Huntington Bancshares, Inc.(a)	685,731	10,519,114
JPMorgan Chase & Co.	227,989	33,553,141
KeyCorp	1,018,439	20,511,361
Loews Corp.	277,206	13,253,219
Markel Corp.*	5,987	6,518,646
Renaissance Holdings Ltd.(a)	88,828	14,832,499
Synchrony Financial	214,792	8,308,155
Travelers Cos., Inc., (The)	71,066	10,340,103
Truist Financial Corp.	294,332	16,765,151
Wells Fargo & Co.	353,936	12,801,865
White Mountains Insurance Group Ltd.	13,298	15,891,908
		371,814,627
Health Care—22.9%
AbbVie, Inc.	199,780	21,524,297
AmerisourceBergen Corp.	100,812	10,204,191
Amgen, Inc.	89,508	20,132,139
Anthem, Inc.	54,465	16,513,243
Avantor, Inc.*(a)	507,563	14,145,781
Biogen, Inc.*	42,938	11,716,921
Centene Corp.*	268,670	15,727,942
Change Healthcare, Inc.*	320,868	7,338,251
Cigna Corp.	40,089	8,414,681
Humana, Inc.	32,747	12,432,399
Johnson & Johnson	263,982	41,830,588
Laboratory Corp. of America Holdings*	26,370	6,326,427
McKesson Corp.	106,897	18,121,179
Medtronic PLC	303,839	35,540,048
Merck & Co., Inc.	262,644	19,073,207
Molina Healthcare, Inc.*(a)	31,898	6,914,210
Novartis AG - SP ADR(a)	238,277	20,470,377
Pfizer, Inc.	667,636	22,359,130
Roche Holding AG - SP ADR	196,026	8,056,669
Stryker Corp.	29,962	7,271,478
UnitedHealth Group, Inc.	59,158	19,653,471
Zimmer Biomet Holdings, Inc.	80,017	13,047,572
		356,814,201
Industrials—14.6%
Allegion PLC	6,191	673,457
Allison Transmission Holdings, Inc.	173,503	6,579,234
Altra Industrial Motion Corp.	85,621	4,959,168
AMETEK, Inc.	74,937	8,840,318
ASGN, Inc.*(a)	2,444	227,219
Boeing Co., (The)*	74,236	15,738,774
BWX Technologies, Inc.	155,022	8,992,826
Caterpillar, Inc.	49,258	10,633,817
Curtiss-Wright Corp.	88,849	9,816,926
Deere & Co.	40,247	14,051,033
Dover Corp.(a)	65,321	8,051,466
Eaton Corp., PLC	57,111	7,435,281
EnerSys	61,609	5,562,060
Expeditors International of Washington, Inc.	67,990	6,244,202
General Dynamics Corp.	48,529	7,933,036

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  25

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Industrials—(continued)
Howmet Aerospace, Inc.*	409,647	$11,515,177
Huron Consulting Group, Inc.*	128,258	6,528,332
Landstar System, Inc.	37,376	5,985,393
ManpowerGroup, Inc.	43,536	4,111,540
Masco Corp.	142,342	7,575,441
Oshkosh Corp.	64,673	6,855,338
Owens Corning	100,832	8,169,409
PACCAR, Inc.	94,615	8,609,019
Robert Half International, Inc.	77,779	6,050,428
Sensata Technologies Holding PLC*	136,333	7,810,517
Spirit AeroSystems Holdings, Inc., Class A	212,052	9,082,187
Textron, Inc.	170,687	8,592,384
United Parcel Service, Inc., Class B	63,967	10,095,912
WESCO International, Inc.*	139,983	11,237,835
		227,957,729
Information Technology—11.3%
Amdocs Ltd.	107,261	8,131,456
Analog Devices, Inc.(a)	36,731	5,723,424
Arrow Electronics, Inc.*	79,718	7,992,527
Belden, Inc.	67,065	2,964,944
Cisco Systems, Inc.	283,946	12,740,657
Cognizant Technology Solutions Corp., Class A	184,266	13,539,866
Fidelity National Information Services, Inc.	69,690	9,617,220
Flex Ltd.*	509,990	9,276,718
Hewlett Packard Enterprise Co.(a)	368,525	5,365,724
Jabil, Inc.	274,236	11,838,768
Leidos Holdings, Inc.	89,742	7,937,680
Oracle Corp.	318,733	20,561,466
Qorvo, Inc.*	140,210	24,498,893
Science Applications International Corp.	160,929	13,860,815
SS&C Technologies Holdings, Inc.	159,388	10,564,236
TE Connectivity Ltd.	59,923	7,791,788
Western Digital Corp.*	56,019	3,838,982
		176,245,164
Materials—4.7%
Cemex SAB de CV - SP ADR*(a)	674,372	4,457,599
Corteva, Inc.	227,874	10,288,511
CRH PLC - SP ADR	188,496	8,167,532
DuPont de Nemours, Inc.	144,536	10,163,772
FMC Corp.(a)	127,338	12,949,001
Ingevity Corp.*	60,228	4,184,641
Mosaic Co., (The)	271,885	7,993,419
PPG Industries, Inc.	37,949	5,116,284
Trinseo SA(a)	65,956	4,268,013
Valvoline, Inc.(a)	227,253	5,672,235
		73,261,007
	NUMBER OF SHARES	VALUE
Utilities—0.4%
Vistra Energy Corp.	327,122	$5,642,855
TOTAL COMMON STOCKS (Cost $1,016,283,786)		1,539,454,684
RIGHTS—0.0%
Information Technology—0.0%
CVR Banctec Inc. - Escrow Shares*‡	14,327	0
TOTAL RIGHTS (Cost $0)		0
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—4.5%
Mount Vernon Liquid Assets Portfolio, LLC, 0.13%(b)	70,344,238	70,344,238
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $70,344,238)		70,344,238
SHORT-TERM INVESTMENTS—0.9%
U.S. Bank Money Market Deposit Account, 0.01%(b)	13,856,702	13,856,702
TOTAL SHORT-TERM INVESTMENTS (Cost $13,856,702)		13,856,702
TOTAL INVESTMENTS—104.3% (Cost $1,100,484,726)		1,623,655,624
LIABILITIES IN EXCESS OF OTHER ASSETS—(4.3)%		(66,580,558)
NET ASSETS—100.0%		$1,557,075,066

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
CVR	—	Contingent Value Right
(a)	—	All or a portion of the security is on loan. At February 28, 2021, the market value of securities on loan was $68,243,685.
(b)	—	The rate shown is as of February 28, 2021.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of February 28, 2021, these securities amounted to $0 or 0.0% of net assets.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

26  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2021 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3		INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Communication Services	$78,427,669	$78,427,669	$—	$—		$—
Consumer Discretionary	131,644,161	131,644,161	—	—		—
Consumer Staples	26,399,191	26,399,191	—	—		—
Energy	91,248,080	91,248,080	—	—		—
Financials	371,814,627	371,814,627	—	—		—
Health Care	356,814,201	356,814,201	—	—		—
Industrials	227,957,729	227,957,729	—	—		—
Information Technology	176,245,164	176,245,164	—	—		—
Materials	73,261,007	73,261,007	—	—		—
Utilities	5,642,855	5,642,855	—	—		—
Rights	—	—	—	—	**	—
Investments Purchased with Proceeds from Securities Lending Collateral	70,344,238	—	—	—		70,344,238
Short-Term Investments	13,856,702	13,856,702	—	—		—
Total Assets	$1,623,655,624	$1,553,311,386	$—	$—	**	$70,344,238

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy to the amounts presented in the Portfolio of Investments.
**	Value equals zero as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  27

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
WPG PARTNERS SMALL/MICRO CAP VALUE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—97.8%
Communication Services—0.6%
TripAdvisor, Inc.*(a)	3,198	$158,685
Consumer Discretionary—6.9%
1-800-Flowers.com, Inc., Class A*(a)	11,579	327,454
BJ’s Restaurants, Inc.*(a)	7,788	432,468
Del Taco Restaurants, Inc.	17,309	173,782
Designer Brands, Inc., Class A*	15,060	188,099
Fossil Group, Inc.*	3,485	52,763
Stride, Inc.*	9,269	222,919
Universal Electronics, Inc.*	3,416	198,777
WW International, Inc.*(a)	5,638	166,265
		1,762,527
Consumer Staples—4.1%
Fresh Del Monte Produce, Inc.	8,709	224,170
Landec Corp.*	17,738	197,779
Primo Water Corp.	8,440	120,607
TreeHouse Foods, Inc.*	9,944	497,399
		1,039,955
Energy—8.3%
Brigham Minerals, Inc., Class A	8,455	120,991
Diamondback Energy, Inc.(a)	4,923	341,066
EQT Corp.*(a)	13,218	235,148
Euronav NV	26,499	233,986
Magnolia Oil & Gas Corp., Class A*	12,782	154,151
National Energy Services Reunited Corp.*(a)	20,489	271,479
Oasis Petroleum, Inc.	4,542	258,258
Teekay Tankers Ltd., Class A*(a)	25,095	315,946
Tourmaline Oil Corp.	10,078	183,409
		2,114,434
Financials—24.9%
Ameris Bancorp(a)	7,093	337,910
Axis Capital Holdings Ltd.	7,966	402,522
Blucora, Inc.*	14,894	241,283
Essent Group Ltd.	10,477	431,967
First Foundation, Inc.	19,624	448,408
First Interstate BancSystem, Inc., Class A	8,185	371,763
Hanover Insurance Group, Inc., (The)	1,311	151,224
HomeStreet, Inc.	11,816	507,615
Kemper Corp.	3,513	265,653
Ladder Capital Corp.	16,961	194,034
National Bank Holdings Corp., Class A	9,426	365,257
Peoples Bancorp, Inc.	11,455	356,709
Popular, Inc.	11,216	749,453
Premier Financial Corp.	12,550	384,783
Triumph Bancorp, Inc.*	4,224	323,981
Washington Trust Bancorp, Inc.	5,638	268,087
Webster Financial Corp.	10,128	560,180
		6,360,829
Health Care—2.6%
Lantheus Holdings, Inc.*	13,721	256,308
Natus Medical, Inc.*	5,311	137,608
PetIQ, Inc.*(a)	8,308	286,377
		680,293
	NUMBER OF SHARES	VALUE
Industrials—16.6%
ABM Industries, Inc.	3,052	$131,785
AerCap Holdings NV*	13,124	632,314
Argan, Inc.(a)	6,417	320,978
Beacon Roofing Supply, Inc.*	11,440	547,175
BrightView Holdings, Inc.*	11,518	183,251
Echo Global Logistics, Inc.*	6,134	170,893
ICF International, Inc.	2,811	234,578
JetBlue Airways Corp.*	7,878	145,192
Knight-Swift Transportation Holdings, Inc., Class A	11,015	475,848
Korn/Ferry International	3,325	204,654
Matrix Service Co.*	20,949	284,278
Matthews International Corp., Class A	1,731	61,797
Tutor Perini Corp.*	28,025	411,968
Univar Solutions, Inc.*	9,578	190,698
Vectrus, Inc.*	4,322	235,981
		4,231,390
Information Technology—7.9%
Alpha & Omega Semiconductor Ltd.*	2,807	98,778
Axcelis Technologies, Inc.*	7,769	286,443
Benchmark Electronics, Inc.	5,000	142,000
Celestica, Inc.*	20,545	170,113
Cognyte Software Ltd.*	4,341	125,325
KBR, Inc.	22,227	689,037
SMART Global Holdings, Inc.*(a)	10,657	497,575
		2,009,271
Materials—12.7%
Chemours Co., (The)	10,922	256,995
Commercial Metals Co.	17,308	435,296
Constellium SE*	11,291	149,493
Forterra, Inc.*	5,680	132,173
Mosaic Co., (The)	25,179	740,263
Schweitzer-Mauduit International, Inc.	4,984	232,753
Tronox Holdings PLC, Class A	33,044	606,027
Valvoline, Inc.	27,438	684,852
		3,237,852
Real Estate—9.6%
Apple Hospitality, Inc.*	25,952	369,816
Brixmor Property Group, Inc.	30,536	600,948
Equity Commonwealth	12,633	356,377
Industrial Logistics Properties Trust	9,303	197,875
LTC Properties, Inc.	4,110	168,140
Office Properties Income Trust	5,621	142,155
RMR Group, Inc., Class A, (The)	5,472	219,920
UMH Properties, Inc.	23,795	406,181
		2,461,412
Utilities—3.6%
ALLETE, Inc.	3,790	235,473
Avista Corp.	6,370	256,138
New Jersey Resources Corp.	3,127	122,860
South Jersey Industries, Inc.(a)	12,213	306,668
		921,139
TOTAL COMMON STOCKS (Cost $18,204,892)		24,977,787

The accompanying notes are an integral part of the financial statements.

28  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
WPG PARTNERS SMALL/MICRO CAP VALUE FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
WARRANTS—0.0%
Energy—0.0%
TETRA Technologies, Inc. *‡	20,950	$15
TOTAL WARRANTS (Cost $4,475)		15
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—12.1%
Mount Vernon Liquid Assets Portfolio, LLC, 0.13%(b)	3,077,226	3,077,226
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $3,077,226)		3,077,226
SHORT-TERM INVESTMENTS—2.9%
U.S. Bank Money Market Deposit Account, 0.01%(b)	749,768	749,768
TOTAL SHORT-TERM INVESTMENTS (Cost $749,768)		749,768
TOTAL INVESTMENTS—112.8% (Cost $22,036,361)		28,804,796
LIABILITIES IN EXCESS OF OTHER ASSETS—(12.8)%		(3,279,284)
NET ASSETS—100.0%		$25,525,512

PLC	—	Public Limited Company
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At February 28, 2021, the market value of securities on loan was $2,982,794.
(b)	—	The rate shown is as of February 28, 2021.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of February 28, 2021, these securities amounted to $15 or 0.0% of net assets.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  29

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
WPG PARTNERS SMALL/MICRO CAP VALUE FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2021 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Communication Services	$158,685	$158,685	$—	$—	$—
Consumer Discretionary	1,762,527	1,762,527	—	—	—
Consumer Staples	1,039,955	1,039,955	—	—	—
Energy	2,114,434	2,114,434	—	—	—
Financials	6,360,829	6,360,829	—	—	—
Health Care	680,293	680,293	—	—	—
Industrials	4,231,390	4,231,390	—	—	—
Information Technology	2,009,271	2,009,271	—	—	—
Materials	3,237,852	3,237,852	—	—	—
Real Estate	2,461,412	2,461,412	—	—	—
Utilities	921,139	921,139	—	—	—
Warrants	15	—	—	15	—
Investments Purchased with Proceeds from Securities Lending Collateral	3,077,226	—	—	—	3,077,226
Short-Term Investments	749,768	749,768	—	—	—
Total Assets	$28,804,796	$25,727,555	$—	$15	$3,077,226

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy to the amounts presented in the Portfolio of Investments.

The accompanying notes are an integral part of the financial statements.

30  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—98.5%
Austria—0.6%
ams AG*	40,070	$940,228
Bermuda—1.6%
Everest Re Group Ltd.	11,047	2,671,275
Canada—1.1%
Lundin Mining Corp.	83,605	957,194
West Fraser Timber Co., Ltd.	12,049	823,717
		1,780,911
France—8.8%
Accor SA*	19,996	834,494
Airbus Group SE*	10,632	1,235,168
Capgemini SA	14,526	2,332,874
Cie de Saint-Gobain	42,532	2,287,214
Cie Generale des Etablissements Michelin SCA	8,870	1,282,520
Eiffage SA	18,172	1,867,807
Imerys SA	11,289	580,369
Sanofi	21,522	1,975,088
Total SA	38,273	1,784,674
		14,180,208
Germany—8.4%
Brenntag SE	15,037	1,165,169
Continental AG*	15,287	2,197,708
Deutsche Post AG	40,920	2,032,397
Deutsche Telekom AG	70,557	1,283,461
Hannover Rueck SE	4,903	830,153
HeidelbergCement AG	23,794	1,881,939
ProSiebenSat.1 Media SE*	28,811	588,243
Rheinmetall AG	19,624	1,955,501
Siemens AG	10,185	1,576,243
		13,510,814
Hong Kong—0.4%
Topsports International Holdings Ltd.	455,000	668,071
Ireland—1.1%
CRH PLC	40,373	1,753,287
Japan—12.0%
Fuji Corp.	36,100	853,584
Fuji Electric Co., Ltd.	18,400	769,534
Hitachi Ltd.	53,200	2,453,731
Honda Motor Co., Ltd.	69,500	1,921,070
Komatsu Ltd.	80,600	2,419,654
Mitsubishi Gas Chemical Co., Inc.	48,500	1,136,006
NEC Corp.	28,100	1,537,048
Nihon Unisys Ltd.	30,200	874,341
Sony Corp.	23,900	2,523,868
Sumitomo Mitsui Financial Group, Inc.	55,400	1,955,920
Tosoh Corp.	56,600	1,040,471
Yamaha Motor Co., Ltd.	50,300	1,106,346
Zenkoku Hosho Co., Ltd.	17,600	812,558
		19,404,131
Macao—0.6%
Wynn Macau Ltd.*	481,600	908,377
Netherlands—4.5%
Aalberts NV	17,107	798,868
ING Groep NV	140,754	1,541,637
NXP Semiconductors NV	6,328	1,155,176
Signify NV	28,708	1,250,945
Stellantis NV*	161,643	2,618,086
		7,364,712
	NUMBER OF SHARES	VALUE
Norway—0.3%
Norsk Hydro ASA	105,196	$582,392
Singapore—1.4%
DBS Group Holdings Ltd.	59,100	1,171,043
United Overseas Bank Ltd.	57,900	1,063,277
		2,234,320
South Korea—3.9%
KB Financial Group, Inc.	49,501	1,915,971
KT Corp. - SP ADR(a)	78,396	885,091
Posco	5,736	1,424,291
Samsung Electronics Co., Ltd.	15,528	1,137,980
SK Hynix, Inc.	7,105	892,423
		6,255,756
Sweden—1.3%
SKF AB	38,509	1,049,237
Volvo AB	40,556	1,038,250
		2,087,487
Switzerland—2.2%
Glencore PLC	344,146	1,400,541
Novartis AG	11,650	1,003,373
STMicroelectronics NV	30,458	1,182,904
		3,586,818
Taiwan—0.6%
Wiwynn Corp.	32,000	922,457
United Kingdom—6.9%
BAE Systems PLC	122,815	831,345
Entain PLC*	71,028	1,405,162
Inchcape PLC	169,273	1,678,789
Kingfisher PLC*	220,105	815,811
Melrose Industries PLC*	666,034	1,547,848
Persimmon PLC	27,601	1,000,135
Rio Tinto PLC	9,935	861,038
Tesco PLC	388,460	1,220,976
WH Smith PLC	65,667	1,751,280
		11,112,384
United States—42.8%
Allison Transmission Holdings, Inc.(a)	22,327	846,640
Allstate Corp., (The)	9,862	1,051,289
American Express Co.	5,992	810,478
Anthem, Inc.	6,320	1,916,161
Applied Materials, Inc.	10,863	1,283,898
AutoZone, Inc.*	1,851	2,147,012
Bank of America Corp.	26,577	922,488
Cigna Corp.	12,667	2,658,803
Cisco Systems, Inc.	24,391	1,094,424
Citigroup, Inc.	40,439	2,664,121
Concentrix Corp.*	12,614	1,557,955
Corteva, Inc.	19,286	870,763
CVS Health Corp.	26,612	1,813,076
Diamondback Energy, Inc.(a)	24,205	1,676,922
Dick’s Sporting Goods, Inc.(a)	20,382	1,454,663
DuPont de Nemours, Inc.(a)	37,323	2,624,553
Eagle Materials, Inc.*	6,976	874,651
Eaton Corp., PLC	11,283	1,468,934
Goldman Sachs Group Inc., (The)	7,102	2,268,947
Helmerich & Payne, Inc.	24,305	698,283
HollyFrontier Corp.	27,928	1,057,913
Huntington Bancshares Inc.(a)	144,580	2,217,857
ITT, Inc.	15,391	1,277,145
JPMorgan Chase & Co.	13,294	1,956,478

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  31

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—(continued)
KeyCorp	109,753	$2,210,425
LKQ Corp.*	47,859	1,885,166
Marathon Petroleum Corp.	27,556	1,505,109
MasTec, Inc.*	17,208	1,492,794
McKesson Corp.	9,721	1,647,904
Medtronic PLC	13,655	1,597,225
Merck & Co., Inc.	15,515	1,126,699
Micron Technology, Inc.*	19,044	1,743,097
Nexstar Media Group, Inc., Class A	6,683	919,247
NVR, Inc.*	127	571,607
Oracle Corp.	15,920	1,026,999
Owens Corning	30,061	2,435,542
Pioneer Natural Resources Co.(a)	11,689	1,736,635
Schlumberger Ltd.	32,153	897,390
Science Applications International Corp.(a)	21,611	1,861,356
Sensata Technologies Holding PLC*	22,281	1,276,479
SYNNEX Corp.	12,576	1,121,276
TE Connectivity Ltd.	9,591	1,247,118
Textron, Inc.	22,333	1,124,243
Valvoline, Inc.(a)	67,978	1,696,731
Vistra Energy Corp.	101,621	1,752,962
WestRock Co.	23,952	1,044,069
		69,133,527
TOTAL COMMON STOCKS (Cost $120,265,173)		159,097,155
PREFERRED STOCKS—0.5%
South Korea—0.5%
Samsung Electronics Co., Ltd. 4.114%	11,977	774,694
TOTAL PREFERRED STOCKS (Cost $404,815)		774,694
	NUMBER OF SHARES	VALUE
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—6.6%
Mount Vernon Liquid Assets Portfolio, LLC, 0.13%(b)	10,613,155	$10,613,155
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $10,613,155)		10,613,155
SHORT-TERM INVESTMENTS—0.3%
U.S. Bank Money Market Deposit Account, 0.01%(b)	452,696	452,696
TOTAL SHORT-TERM INVESTMENTS (Cost $452,696)		452,696
TOTAL INVESTMENTS—105.9% (Cost $131,735,839)		170,937,700
LIABILITIES IN EXCESS OF OTHER ASSETS—(5.9)%		(9,495,962)
NET ASSETS—100.0%		$161,441,738

PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At February 28, 2021, the market value of securities on loan was $10,252,587.
(b)	—	The rate shown is as of February 28, 2021.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

32  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2021 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Austria	$940,228	$—	$940,228	$—	$—
Bermuda	2,671,275	2,671,275	—	—	—
Canada	1,780,911	1,780,911	—	—	—
France	14,180,208	—	14,180,208	—	—
Germany	13,510,814	—	13,510,814	—	—
Hong Kong	668,071	—	668,071	—	—
Ireland	1,753,287	—	1,753,287	—	—
Japan	19,404,131	—	19,404,131	—	—
Macao	908,377	—	908,377	—	—
Netherlands	7,364,712	3,773,262	3,591,450	—	—
Norway	582,392	—	582,392	—	—
Singapore	2,234,320	—	2,234,320	—	—
South Korea	6,255,756	885,091	5,370,665	—	—
Sweden	2,087,487	—	2,087,487	—	—
Switzerland	3,586,818	—	3,586,818	—	—
Taiwan	922,457	—	922,457	—	—
United Kingdom	11,112,384	—	11,112,384	—	—
United States	69,133,527	69,133,527	—	—	—
Preferred Stock
South Korea	774,694	—	774,694	—	—
Investments Purchased with Proceeds from Securities Lending Collateral	10,613,155	—	—	—	10,613,155
Short-Term Investments	452,696	452,696	—	—	—
Total Assets	$170,937,700	$78,696,762	$81,627,783	$—	$10,613,155

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy included to reconcile to the amounts presented in the Portfolio of Investments.

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  33

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—100.0%
COMMON STOCKS—91.9%
Austria—0.6%
ams AG*	28,408	$666,583
Bermuda—1.9%
Everest Re Group Ltd.†	9,138	2,209,660
Brazil—0.3%
Vasta Platform Ltd.*	23,507	314,289
Canada—1.8%
Copper Mountain Mining Corp.*	159,968	395,960
Enerplus Corp.	47,191	228,427
Kinross Gold Corp.	104,941	652,274
West Fraser Timber Co., Ltd.	12,845	878,135
		2,154,796
China—0.8%
Alibaba Group Holding Ltd.*	29,560	888,254
Finland—1.6%
Metso Outotec Oyj	83,003	932,602
Nordea Bank Abp	109,599	992,619
		1,925,221
France—7.2%
BNP Paribas SA	37,112	2,206,211
Capgemini SA	2,027	325,536
Cie de Saint-Gobain	42,615	2,291,677
Eiffage SA	12,561	1,291,081
Imerys SA	15,769	810,686
Sanofi	16,954	1,555,879
		8,481,070
Germany—6.6%
Continental AG*	13,025	1,872,515
Deutsche Post AG	35,986	1,787,337
Deutsche Telekom AG	70,095	1,275,057
HeidelbergCement AG	16,573	1,310,809
ProSiebenSat.1 Media SE*	34,176	697,782
Rheinmetall AG	8,272	824,292
		7,767,792
Hong Kong—1.5%
Topsports International Holdings Ltd.	504,000	740,017
WH Group Ltd.	1,104,500	990,637
		1,730,654
Italy—0.5%
Enel SpA	60,085	566,535
Japan—12.4%
Fuji Corp.	27,800	657,331
Hitachi Ltd.	36,400	1,678,868
Honda Motor Co., Ltd.	58,900	1,628,072
Komatsu Ltd.	54,900	1,648,127
Kyudenko Corp.	15,600	516,250
Mitsubishi Gas Chemical Co., Inc.	55,200	1,292,938
Resona Holdings, Inc.	142,800	577,017
Sony Corp.	19,400	2,048,663
Sumitomo Mitsui Financial Group, Inc.	45,500	1,606,397
Taiyo Yuden Co., Ltd.	8,800	437,150
Tosoh Corp.	57,000	1,047,824
TS Tech Co., Ltd.	17,300	484,255
Yamaha Motor Co., Ltd.	46,000	1,011,768
		14,634,660
Macao—0.6%
Wynn Macau Ltd.*	363,200	685,055
	NUMBER OF SHARES	VALUE
Netherlands—2.4%
ING Groep NV	82,143	$899,688
NXP Semiconductors NV	3,754	685,293
Stellantis NV*	77,581	1,256,558
		2,841,539
Norway—0.5%
Norsk Hydro ASA	111,922	619,629
South Korea—6.4%
Hana Financial Group, Inc.	24,754	813,085
KB Financial Group, Inc.	21,698	839,836
KT Corp. - SP ADR†	49,709	561,214
Posco	4,514	1,120,860
Samsung Electronics Co., Ltd.	10,435	764,736
SK Hynix, Inc.	20,700	2,600,023
SK Telecom Co., Ltd.	3,861	846,427
		7,546,181
Spain—0.6%
Applus Services SA*	72,911	751,823
Sweden—1.9%
Volvo AB, Class B	87,870	2,249,507
Switzerland—3.1%
Glencore PLC	277,620	1,129,806
Novartis AG	10,329	889,600
STMicroelectronics NV	16,232	630,406
UBS Group AG	65,238	1,014,995
		3,664,807
Taiwan—0.7%
Wiwynn Corp.	28,000	807,150
United Kingdom—4.7%
DS Smith PLC	128,824	715,749
Kingfisher PLC*	206,603	765,766
Melrose Industries PLC*	373,525	868,064
Synthomer PLC	115,258	741,886
Tesco PLC	506,713	1,592,659
WH Smith PLC	33,770	900,615
		5,584,739
United States—35.8%
AbbVie, Inc.	8,912	960,179
Allison Transmission Holdings, Inc.	15,988	606,265
Alphabet, Inc., Class C*†	737	1,501,166
American International Group, Inc.	16,092	707,243
Anthem, Inc.	2,768	839,230
Applied Materials, Inc.†#	10,854	1,282,834
AutoZone, Inc.*	1,266	1,468,459
Bank of America Corp.†	22,430	778,545
CF Industries Holdings, Inc.	13,235	599,281
Cisco Systems, Inc.	18,435	827,178
Citigroup, Inc.†	40,350	2,658,258
Concentrix Corp.*	9,321	1,151,237
Corteva, Inc.†#	11,755	530,738
CVS Health Corp.†	16,392	1,116,787
Diamondback Energy, Inc.†	26,128	1,810,148
Dick’s Sporting Goods, Inc.†	6,604	471,328
DuPont de Nemours, Inc.	27,894	1,961,506
FMC Corp.	13,001	1,322,072
HollyFrontier Corp.	32,113	1,216,440
JPMorgan Chase & Co.†#	7,001	1,030,337
KeyCorp†#	61,300	1,234,582
Lennar Corp., Class A	7,840	650,485

The accompanying notes are an integral part of the financial statements.

34  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—(continued)
Marathon Petroleum Corp.†	33,450	$1,827,039
McKesson Corp.	6,646	1,126,630
Micron Technology, Inc.*	14,787	1,353,454
Microsoft Corp.†	5,134	1,193,039
Oracle Corp.†#	19,179	1,237,237
Owens Corning†	13,695	1,109,569
Pioneer Natural Resources Co.	10,494	1,559,094
Science Applications International Corp.	11,212	965,690
Sensata Technologies Holding PLC*	30,767	1,762,641
Tronox Holdings PLC, Class A	61,037	1,119,419
Viper Energy Partners LP†	49,130	770,358
Virtu Financial, Inc., Class A†#	21,000	572,670
Vistra Energy Corp.†	50,134	864,812
Wells Fargo & Co.	22,289	806,193
WestRock Co.†	25,833	1,126,060
		42,118,203
TOTAL COMMON STOCKS (Cost $84,644,133)		108,208,147
PREFERRED STOCKS-1.0%
Germany—1.0%
Volkswagen AG 2.880%	5,795	1,212,428
TOTAL PREFERRED STOCKS (Cost $1,154,010)		1,212,428
SHORT-TERM INVESTMENTS—7.1%
U.S. Bank Money Market Deposit Account, 0.01%(a)	8,397,095	8,397,095
TOTAL SHORT-TERM INVESTMENTS (Cost $8,397,095)		8,397,095
TOTAL INVESTMENTS—100.0% (Cost $94,195,238)		117,817,670
SECURITIES SOLD SHORT—(27.2%)
COMMON STOCKS—(27.2%)
Australia—(1.2%)
Afterpay Ltd.*	(3,553)	(324,546)
Altium Ltd.	(15,532)	(314,500)
Commonwealth Bank of Australia	(6,692)	(420,049)
WiseTech Global Ltd.	(19,775)	(413,492)
		(1,472,587)
China—(0.9%)
GSX Techedu, Inc. - ADR*	(3,474)	(357,301)
Microport Scientific Corp.	(54,000)	(317,391)
Pinduoduo, Inc. – ADR*	(2,352)	(402,568)
		(1,077,260)
France—(0.5%)
Remy Cointreau SA	(2,966)	(565,102)
Germany—(1.8%)
Beiersdorf AG	(5,419)	(535,435)
Deutsche Bank AG*	(35,892)	(441,680)
Rational AG	(332)	(284,007)
Wacker Chemie AG	(3,850)	(499,037)
Zalando SE*	(3,384)	(347,899)
		(2,108,058)
Japan—(4.5%)
CyberAgent, Inc.	(5,300)	(320,076)
Dentsu Group, Inc.	(8,800)	(307,288)
Hirose Electric Co., Ltd.	(1,700)	(249,200)
Ito En, Ltd.	(6,200)	(342,979)
Japan Tobacco, Inc.	(26,200)	(474,391)
	NUMBER OF SHARES	VALUE
Japan—(continued)
Keio Corp.	(5,800)	$(435,160)
Kose Corp.	(1,800)	(289,332)
Mercari, Inc.*	(8,300)	(399,342)
Mitsubishi Chemical Holdings Corp.	(35,500)	(248,249)
Nidec Corp.	(2,000)	(255,030)
Odakyu Electric Railway Co., Ltd.	(15,000)	(440,861)
PeptiDream, Inc.*	(4,800)	(228,865)
Rakuten, Inc.	(27,400)	(307,971)
Sanrio Co., Ltd.	(21,900)	(360,435)
TOTO Ltd.	(9,700)	(588,283)
		(5,247,462)
Luxembourg—(0.3%)
Spotify Technology SA*	(1,282)	(394,061)
Sweden—(0.6%)
Essity AB	(24,005)	(721,279)
Switzerland—(1.0%)
ABB Ltd.	(11,918)	(343,113)
Belimo Holding AG	(52)	(379,223)
Stadler Rail AG	(9,428)	(470,358)
		(1,192,694)
United Kingdom—(0.6%)
Amcor PLC	(43,846)	(479,675)
Renishaw PLC	(2,576)	(207,222)
		(686,897)
United States—(15.8%)
Appfolio, Inc., Class A*	(1,925)	(315,738)
Appian Corp.*	(1,959)	(336,752)
Beyond Meat, Inc.*	(2,700)	(392,796)
Blackline, Inc.*	(3,677)	(456,021)
Cal-Maine Foods, Inc.*	(10,238)	(390,068)
Carvana Co.*	(1,877)	(532,129)
Chipotle Mexican Grill, Inc.*	(222)	(320,124)
Choice Hotels International, Inc.*	(2,971)	(311,569)
Cincinnati Financial Corp.	(5,940)	(581,348)
Clover Health Investments Corp.*	(23,545)	(221,323)
Cognex Corp.	(3,315)	(273,786)
Compass Minerals International, Inc.	(7,879)	(497,086)
Cree, Inc.*	(8,142)	(923,791)
CVB Financial Corp.	(16,075)	(344,166)
DoorDash, Inc., Class A*	(1,981)	(335,760)
Dun & Bradstreet Holdings, Inc.*	(18,754)	(409,962)
Ecolab, Inc.	(2,608)	(546,011)
Etsy, Inc.*	(1,167)	(257,055)
First Financial Bankshares, Inc	(17,945)	(801,424)
Floor & Decor Holdings, Inc., Class A*	(4,556)	(433,230)
Glaukos Corp.*	(3,309)	(312,899)
GoodRx Holdings, Inc., Class A*	(5,748)	(255,901)
Hormel Foods Corp.	(12,630)	(585,653)
Lennox International, Inc.	(1,674)	(468,335)
Middleby Corp., (The)*	(2,574)	(376,859)
Moderna, Inc.*	(2,728)	(422,322)
Netflix, Inc.*	(1,204)	(648,775)
Nikola Corp.*	(15,496)	(280,478)
Novanta, Inc.*	(2,988)	(395,402)
Opendoor Technologies, Inc.*	(12,572)	(352,267)
Packaging Corp. of America	(2,633)	(347,609)
Palantir Technologies, Inc., Class A*	(10,129)	(242,083)
Penumbra, Inc.*	(1,039)	(295,523)
Proto Labs, Inc.*	(921)	(134,171)

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  35

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—(continued)
Q2 Holdings, Inc.*	(3,629)	$(442,302)
Quaker Chemical Corp.	(1,229)	(347,045)
Quidel Corp.*	(1,772)	(291,069)
Redfin Corp.*	(4,328)	(327,803)
RLI Corp.	(4,523)	(471,930)
Shake Shack, Inc., Class A*	(2,706)	(320,607)
Stitch Fix, Inc., Class A*	(4,834)	(368,883)
Tesla, Inc.*	(602)	(406,651)
Twitter, Inc.*	(5,961)	(459,355)
Westamerica Bancorporation	(7,401)	(444,874)
Xylem, Inc.	(4,826)	(480,477)
Zillow Group, Inc., Class A*	(2,550)	(433,041)
		(18,592,453)
TOTAL COMMON STOCKS (Proceeds $(26,437,209))		(32,057,853)
TOTAL SECURITIES SOLD SHORT—(27.2%) (Proceeds $(26,437,209))		(32,057,853)

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	VALUE
OPTIONS WRITTEN††—(0.6%)
Call Options Written—(0.6%)
Applied Materials, Inc.
Expiration: 06/18/2021, Exercise Price: 120.00	(108)	(1,276,452)	(136,080)
Corteva, Inc.
Expiration: 06/18/2021, Exercise Price: 42.00	(117)	(528,255)	(66,690)
JPMorgan Chase & Co.
Expiration: 06/18/2021, Exercise Price: 140.00	(70)	(1,030,190)	(103,740)
KeyCorp
Expiration: 06/18/2021, Exercise Price: 18.00	(613)	(1,234,582)	(183,900)
Oracle Corp.
Expiration: 06/18/2021, Exercise Price: 60.00	(167)	(1,077,317)	(113,226)
Virtu Financial, Inc. Class A
Expiration: 06/18/2021, Exercise Price: 30.00	(210)	(572,670)	(34,650)
TOTAL CALL OPTIONS WRITTEN (Premiums received $(426,208))			(638,286)
	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	VALUE
Put Options Written—(continued)
Shake Shack, Inc., Class A
Expiration: 06/18/2021, Exercise Price: 100.00	(27)	(319,896)	$(20,048)
Twitter, Inc.
Expiration: 06/18/2021, Exercise Price: 55.00	(98)	(755,188)	(19,110)
TOTAL PUT OPTIONS WRITTEN (Premiums received $(61,905))			(39,158)
TOTAL OPTIONS WRITTEN (Premiums received $(488,113))			(677,444)
OTHER ASSETS IN EXCESS OF LIABILITIES—27.8%			32,737,545
NET ASSETS—100.0%			$117,819,918

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	The rate shown is as of February 28, 2021.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
#	—	Security segregated as collateral for options written.
††	—	Primary risk exposure is equity contracts.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

36  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at February 28, 2021, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
Netherlands
Royal Dutch Shell PLC, Class A	Goldman Sachs	09/18/2025	0.04%	Monthly	60,944	$1,226,742	$12,575
United Kingdom
GVC LN	Goldman Sachs	09/18/2025	0.04	Monthly	69,813	1,374,338	60,614
Total Long						2,601,080	73,189
Short
New Zealand
a2 Milk Co., Ltd.	Macquarie	12/21/2021	0.08	Monthly	(34,502)	$(238,663)	$29,432
Taiwan
Advantech Co., Ltd.	Morgan Stanley	09/22/2022	0.07	Monthly	(32,000)	(416,480)	8,124
Formosa Petrochemical Corp.	MacquarieP	12/23/2021	0.08	Monthly	(111,000)	(398,528)	(18,138)
Acer, Inc.	Goldman Sachs	09/18/2025	0.07	Monthly	(360,000)	(347,043)	(6,225)
						(815,008)	(16,239)
Thailand
Airports of Thailand NVDR	Morgan Stanley	09/22/2022	0.07	Monthly	(170,700)	(362,529)	(1,200)
United Kingdom
Antofagasta PLC	Goldman Sachs	09/18/2025	0.05	Monthly	(37,088)	(921,038)	(75,788)
Blue Prism Group PLC	Goldman Sachs	09/18/2025	0.05	Monthly	(17,294)	(368,880)	42,078
Domino’s Pizza Group PLC	Goldman Sachs	09/18/2025	0.05	Monthly	(121,817)	(519,670)	52,551
Johnson Matthey PLC	Goldman Sachs	09/18/2025	0.05	Monthly	(6,118)	(260,397)	2,444
Pearson PLC	Goldman Sachs	09/18/2025	0.05	Monthly	(46,864)	(490,336)	17,444
Rolls-Royce Holdings PLC	Goldman Sachs	09/18/2025	0.05	Monthly	(414,226)	(621,538)	(44,844)
Schroders PLC	Goldman Sachs	09/18/2025	0.05	Monthly	(8,124)	(396,483)	11,728
						(3,578,342)	5,613
Total Short						(5,341,585)	17,606
Net unrealized gain/(loss) on Contracts For Difference							$90,795

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  37

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2021 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Austria	$666,583	$—	$666,583	$—
Bermuda	2,209,660	2,209,660	—	—
Brazil	314,289	314,289	—	—
Canada	2,154,796	2,154,796	—	—
China	888,254	—	888,254	—
Finland	1,925,221	—	1,925,221	—
France	8,481,070	—	8,481,070	—
Germany	7,767,792	—	7,767,792	—
Hong Kong	1,730,654	—	1,730,654	—
Italy	566,535	—	566,535	—
Japan	14,634,660	—	14,634,660	—
Macao	685,055	—	685,055	—
Netherlands	2,841,539	1,941,851	899,688	—
Norway	619,629	—	619,629	—
South Korea	7,546,181	561,214	6,984,967	—
Spain	751,823	—	751,823	—
Sweden	2,249,507	—	2,249,507	—
Switzerland	3,664,807	—	3,664,807	—
Taiwan	807,150	—	807,150	—
United Kingdom	5,584,739	—	5,584,739	—
United States	42,118,203	42,118,203	—	—
Preferred Stock
Germany	1,212,428	—	1,212,428	—
Short-Term Investments	8,397,095	8,397,095	—	—
Contracts For Difference
Equity Contracts	236,991	236,991	—	—
Total Assets	$118,054,661	$57,934,099	$60,120,562	$—

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Securities Sold Short
Australia	$(1,472,587)	$—-	$(1,472,587)	$—
China	(1,077,260)	(759,869)	(317,391)	—
France	(565,102)	—	(565,102)	—
Germany	(2,108,058)	(284,007)	(1,824,051)	—
Japan	(5,247,462)	—	(5,247,462)	—
Luxembourg	(394,061)	(394,061)	—	—
Sweden	(721,279)	—	(721,279)	—
Switzerland	(1,192,694)	—	(1,192,694)	—
United Kingdom	(686,897)	(479,675)	(207,222)	—
United States	(18,592,453)	(18,592,453)	—	—
Options Written
Equity Contracts	(677,444)	(590,706)	(86,738)	—
Contracts For Difference
Equity Contracts	(146,196)	(146,196)	—	—
Total Liabilities	$(32,881,493)	$(21,246,967)	$(11,634,526)	$—

The accompanying notes are an integral part of the financial statements.

38  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments
(formerly Boston Partners Emerging Markets Long/Short Fund)

	NUMBER OF SHARES	VALUE
LONG POSITIONS—99.3%
COMMON STOCKS—71.7%
Brazil—5.0%
Cia Brasileira de Distribuicao	21,400	$319,881
Eletromidia SA*	733,178	2,142,938
Vasta Platform Ltd.*†	51,552	689,250
Vivara Participacoes SA*	113,500	482,014
		3,634,083
Canada—1.0%
Parex Resources, Inc.*	45,096	720,771
China—15.2%
Alibaba Group Holding Ltd.*	24,000	721,180
China Meidong Auto Holdings Ltd.	224,000	851,255
China Yongda Automobiles Services Holdings Ltd.	727,000	1,058,395
CIFI Holdings Group Co., Ltd.	780,165	738,829
ENN Energy Holdings Ltd.	31,400	480,172
Industrial & Commercial Bank of China Ltd., Class H	566,000	370,289
Longfor Group Holdings Ltd.	125,000	740,906
Momo, Inc. - SP ADR†	9,177	145,364
NetEase, Inc. - ADR†	7,267	798,280
Ping An Insurance Group Co. of China Ltd., Class H	116,466	1,441,217
Tencent Holdings Ltd. - ADR†	8,707	759,250
Tongcheng-Elong Holdings Ltd.*	371,200	870,566
Trip.com Group Ltd. - ADR†	13,464	531,155
Zhongsheng Group Holdings Ltd.	246,500	1,523,541
		11,030,399
Greece—0.6%
JUMBO SA	27,864	458,855
Hong Kong—3.7%
Melco Resorts & Entertainment Ltd. - ADR*†	39,401	853,426
Swire Properties Ltd.	223,000	717,286
WH Group Ltd.	1,219,000	1,093,333
		2,664,045
Hungary—1.0%
OTP Bank PLC*	15,484	702,324
India—6.4%
Bandhan Bank Ltd.*	215,269	1,011,753
Bharti Airtel Ltd.	233,472	1,765,997
HDFC Bank Ltd. –- ADR†	3,854	305,005
HDFC Bank Ltd.	17,794	373,232
Petronet LNG Ltd.	259,665	901,658
Reliance Industries Ltd.	10,111	286,611
		4,644,256
Indonesia—1.3%
Wismilak Inti Makmur Tbk PT	13,879,700	904,142
Luxembourg—0.8%
Samsonite International SA*	304,800	592,514
Macao—0.8%
Sands China Ltd.*	88,800	418,526
Wynn Macau Ltd.*	99,600	187,862
		606,388
Malaysia—1.6%
Carlsberg Brewery Malaysia Bhd	198,700	1,174,206
	NUMBER OF SHARES	VALUE
Mexico—1.7%
Concentradora Fibra Danhos SA de CV	438,900	$537,900
Macquarie Mexico Real Estate Management SA de CV	602,300	728,368
		1,266,268
Philippines—0.6%
BDO Unibank, Inc.	199,930	434,167
Russia—1.4%
Sberbank of Russia PJSC - SP ADR	36,448	530,683
Tatneft PJSC	64,952	458,009
		988,692
South Africa—2.5%
Distell Group Holdings Ltd.	71,925	529,502
Naspers Ltd., Class N	1,388	327,537
Pick n Pay Stores Ltd.	139,726	477,135
SPAR Group Ltd., (The)	37,343	469,797
		1,803,971
South Korea—11.2%
Celltrion Healthcare Co., Ltd.*	153	17,040
Celltrion, Inc.*	53	14,040
Grand Korea Leisure Co., Ltd.*	27,325	386,686
GS Retail Co., Ltd.	15,978	514,224
Innocean Worldwide, Inc.	9,393	516,033
KB Financial Group, Inc.	16,061	621,652
Korea Electric Power Corp.	15,318	308,632
Mirae Asset Daewoo Co., Ltd.	47,676	395,316
Samsung Biologics Co., Ltd.*	980	652,946
Samsung Electronics Co., Ltd.	6,787	497,390
Samsung Heavy Industries Co., Ltd.*	77,270	450,223
Samsung Securities Co., Ltd.	7,651	248,288
SK Hynix, Inc.	27,654	3,473,480
		8,095,950
Taiwan—9.9%
Fusheng Precision Co., Ltd.	124,000	896,494
Global Mixed Mode Technology, Inc.	92,000	647,309
Hiwin Technologies Corp.	47,000	673,137
Lotes Co., Ltd.	57,000	1,060,614
Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR†	3,062	385,628
Tripod Technology Corp.	249,000	1,237,680
Wiwynn Corp.	78,000	2,248,488
		7,149,350
United States—7.0%
Kosmos Energy Ltd.*	224,600	691,768
Micron Technology, Inc.*†	31,821	2,912,576
National Energy Services Reunited Corp.*†	113,270	1,500,829
		5,105,173
TOTAL COMMON STOCKS (Cost $43,264,183)		51,975,554
PREFERRED STOCKS—4.3%
Brazil—0.8%
Itau Unibanco Holding SA 1.865%	120,600	550,040
Chile—1.0%
Embotelladora Andina SA, Class B 5.807%	269,847	729,592
South Korea—2.5%
Samsung Electronics Co., Ltd. 4.114%	28,339	1,833,019
TOTAL PREFERRED STOCKS (Cost $1,949,642)		3,112,651

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  39

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)
(formerly Boston Partners Emerging Markets Long/Short Fund)

	NUMBER OF SHARES	VALUE
SHORT-TERM INVESTMENTS—23.3%
U.S. Bank Money Market Deposit Account, 0.01%(a)	16,882,314	$16,882,314
TOTAL SHORT-TERM INVESTMENTS (Cost $16,882,314)		16,882,314
TOTAL INVESTMENTS—99.3% (Cost $62,096,139)		71,970,519
SECURITIES SOLD SHORT—(9.4%)
COMMON STOCKS—(1.3%)
Mexico—(0.4%)
Grupo Financiero Inbursa SAB de CV	(283,700)	(254,938)
United Kingdom—(0.9%)
Antofagasta PLC	(25,967)	(648,083)
TOTAL COMMON STOCKS (Proceeds $(556,981))		(903,021)
EXCHANGE TRADED FUNDS—(8.1%)
Ireland—(1.0%)
iShares MSCI EM UCITS ETF USD Dist (14,020)		(732,684)
United States—(7.1%)
iShares MSCI Emerging Markets ETF	(13,660)	(733,952)
iShares MSCI India ETF	(17,810)	(730,744)
iShares MSCI South Africa ETF	(7,624)	(352,610)
iShares MSCI South Korea ETF	(27,198)	(2,392,608)
VanEck Vectors Russia ETF	(37,624)	(920,659)
		(5,130,573)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $(4,781,428))		(5,863,257)
TOTAL SECURITIES SOLD SHORT—(9.4%) (Proceeds $(5,338,408))		(6,766,278)
OTHER ASSETS IN EXCESS OF LIABILITIES—10.1%		7,291,228
NET ASSETS—100.0%		$72,495,469

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(a)	—	The rate shown is as of February 28, 2021.

The accompanying notes are an integral part of the financial statements.

40  |  Semi-Annual report 2021

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)
(formerly Boston Partners Emerging Markets Long/Short Fund)

Contracts For Difference held by the Fund at February 28, 2021, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
China
Alibaba Group Holding Ltd.	Goldman Sachs	9/18/2025	0.14%	Monthly	19,100	$572,277	$(78,406)
Alibaba Group Holding Ltd. - SP ADR	Goldman Sachs	9/18/2025	0.11	Monthly	14,541	3,457,267	(479,476)
Netdragon Websoft Holdings	Goldman Sachs	9/18/2025	0.14	Monthly	67,500	163,780	(8,555)
Tencent Holdings Ltd.	Goldman Sachs	9/18/2025	0.14	Monthly	32,700	2,792,997	(348,287)
						6,986,321	(914,724)
Hong Kong
Fortune Real Estate Investment Trust	Goldman Sachs	9/18/2025	0.14	Monthly	565,000	527,381	(5,908)
Hang Lung Properties Ltd.	Goldman Sachs	9/18/2025	0.14	Monthly	127,000	329,107	(36,078)
						856,488	(41,986)
Macao
Sands China Ltd.	Goldman Sachs	9/18/2025	0.14	Monthly	217,600	1,018,363	51,752
Wynn Macau Ltd.	Goldman Sachs	9/18/2025	0.14	Monthly	672,000	1,268,374	25,802
						2,286,737	77,554
Portugal
Jeronimo Martins	Goldman Sachs	9/18/2025	-0.55	Monthly	12,338	191,290	(2,452)
Russia
Detsky Mir PJSC	Goldman Sachs	9/18/2025	0.11	Monthly	289,510	551,046	(17,958)
Novolipetsk Steel PJSC	Goldman Sachs	9/18/2025	0.11	Monthly	145,320	436,460	36,345
Sberbank of Russia PJSC - SP ADR	Goldman Sachs	9/18/2025	0.11	Monthly	21,175	306,847	(7,043)
						1,294,353	11,344
Singapore
DBS Group Holdings Ltd.	Goldman Sachs	9/18/2025	0.16	Monthly	40,200	803,156	19,469
United Overseas Bank Ltd.	Goldman Sachs	9/18/2025	0.16	Monthly	24,200	447,920	11,908
						1,251,076	31,377
South Africa
Naspers Ltd. - SP ADR	Goldman Sachs	9/18/2025	0.11	Monthly	24,402	1,133,558	(97,677)
South Korea
Hana Financial Group	Goldman Sachs	9/18/2025	0.11	Monthly	24,145	796,237	(17,754)
Posco	Goldman Sachs	9/18/2025	0.11	Monthly	2,301	576,530	16,493
Samsung Electronics Co., Ltd.	Goldman Sachs	9/18/2025	0.11	Monthly	24,856	1,825,207	(56,801)
SK Hynix, Inc.	Goldman Sachs	9/18/2025	0.11	Monthly	1,361	171,412	8,175
						3,369,386	(49,887)
Switzerland
Glencore PLC	Goldman Sachs	9/18/2025	0.04	Monthly	84,697	343,027	3,150
Taiwan
Taiwan Semiconductor Manufacturing Co., Ltd.	Goldman Sachs	9/18/2025	0.11	Monthly	88,251	1,920,119	(173,561)
Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	Goldman Sachs	9/18/2025	0.11	Monthly	12,082	1,521,607	(170,690)
Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	HSBC	9/22/2022	0.11	Monthly	6,231	784,732	(87,970)
						4,226,458	(432,221)
Total Long						21,938,694	(1,415,522)

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  41

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)
(formerly Boston Partners Emerging Markets Long/Short Fund)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Short
Brazil
M Dias Branco SA	Goldman Sachs	9/18/2025	0.05	Monthly	(120,600)	$(617,397)	$36,039
Natura & Co. Holding SA	Morgan Stanley	9/22/2022	0.07	Monthly	(71,700)	(590,826)	96,526
Ultrapar Participacoes SA	Goldman Sachs	9/18/2025	0.00	Monthly	(166,900)	(577,160)	52,521
						(1,785,383)	185,086
China
China Life Insurance Co.	Goldman Sachs	9/18/2025	0.00	Monthly	(110,000)	(232,013)	4,510
Cofco Joycome Foods Ltd.	Goldman Sachs	9/18/2025	0.00	Monthly	(466,000)	(310,609)	(4,806)
KE Holdings, Inc.	Goldman Sachs	9/18/2025	0.07	Monthly	(2,651)	(169,213)	10,978
						(711,835)	10,682
Columbia
BanColombia S.A. - SP ADR	Goldman Sachs	9/18/2025	0.07	Monthly	(14,968)	(500,680)	36,648
Hong Kong
China Taiping Insurance Holdings Co., Ltd.	Goldman Sachs	9/18/2025	0.00	Monthly	(139,600)	(300,925)	(40,346)
Fullshare Holdings Ltd.	Goldman Sachs	9/18/2025	0.00	Monthly	(19,912,500)	(410,755)	1,852
Hong Kong & China Gas	Goldman Sachs	9/18/2025	0.00	Monthly	(333,734)	(503,412)	(24,151)
						(1,215,092)	(62,645)
Israel
Elbit Systems Ltd.	Morgan Stanley	9/22/2022	0.07	Monthly	(4,037)	(525,290)	52,924
Kuwait
National Bank of Kuwait	Goldman Sachs	9/18/2025	0.07	Monthly	(174,978)	(476,897)	8,156
Malaysia
Hartalega Holdings Bhd	HSBC	9/22/2022	0.11	Monthly	(184,700)	(456,331)	113,105
Top Glove Corp. Bhd	HSBC	9/22/2022	0.11	Monthly	(368,100)	(476,552)	74,868
						(932,883)	187,973
Poland
Powszechna Kasa Oszczednosci Bank Polski SA	Goldman Sachs	9/18/2025	0.07	Monthly	(43,728)	(351,691)	17,409
Saudi Arabia
Alinma Bank	Goldman Sachs	9/18/2025	0.07	Monthly	(43,846)	(189,389)	1,275
Arab National Bank	Goldman Sachs	9/18/2025	0.07	Monthly	(66,063)	(341,016)	15,906
Banque Saudi Fransi	Goldman Sachs	9/18/2025	0.07	Monthly	(56,041)	(416,889)	48,965
Rabigh Refining and Petrochemical	Goldman Sachs	9/18/2025	0.07	Monthly	(73,843)	(287,063)	(10,440)
Saudi Arabian Oil Co.	Goldman Sachs	9/18/2025	0.07	Monthly	(51,074)	(470,499)	3,690
						(1,704,856)	59,396
Singapore
Golden Agri-Resources Ltd.	Goldman Sachs	9/18/2025	0.23	Monthly	(3,211,600)	(462,448)	2,373
Starhub Ltd.	Goldman Sachs	9/18/2025	0.23	Monthly	(424,300)	(404,125)	3,052
						(866,573)	5,425
South Africa
Tiger Brands Ltd.	Goldman Sachs	9/18/2025	3.31	Monthly	(35,806)	(477,224)	33,171
South Korea
Amorepacific Corp.	Goldman Sachs	9/18/2025	0.07	Monthly	(2,790)	(582,336)	6,368
Celltrion Healthcare Co., Ltd.	Macquarie	12/23/2021	0.09	Monthly	(152)	(16,993)	2,264
Celltrion, Inc.	Goldman Sachs	9/18/2025	0.07	Monthly	(53)	(14,034)	1,623
Grand Korea Leisure Co., Ltd.	Goldman Sachs	9/18/2025	0.07	Monthly	(27,325)	(387,925)	(1,918)
Korea Electric Power Corp.	Morgan Stanley	9/22/2022	0.07	Monthly	(15,318)	(309,496)	18,425
Lotte Shopping Co., Ltd.	Goldman Sachs	9/18/2025	0.07	Monthly	(4,983)	(525,577)	(3,805)
Mirae Asset Daewoo Co., Ltd.	Goldman Sachs	9/18/2025	0.07	Monthly	(72,627)	(603,771)	63,218
Paradise Co., Ltd.	Morgan Stanley	9/22/2022	0.07	Monthly	(28,309)	(433,391)	(13,940)
Samsung Biologics Co., Ltd.	Goldman Sachs	9/18/2025	0.07	Monthly	(1,010)	(674,232)	56,596
Samsung Heavy Industries	Goldman Sachs	9/18/2025	0.07	Monthly	(77,270)	(451,171)	12,420
Samsung Securities Co., Ltd.	Morgan Stanley	9/22/2022	0.07	Monthly	(13,702)	(445,757)	49,781
Sillajen, Inc.	Goldman Sachs	9/18/2025	0.07	Monthly	(10,490)	(113,502)	1,376
S-Oil Corp.	Goldman Sachs	9/18/2025	0.07	Monthly	(7,331)	(554,637)	32,473
						(5,112,822)	224,881

The accompanying notes are an integral part of the financial statements.

42  |  Semi-Annual report 2021

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)
(formerly Boston Partners Emerging Markets Long/Short Fund)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Taiwan
Acer, Inc.	Morgan Stanley	9/22/2022	0.07	Monthly	(585,000)	$(563,944)	$(10,272)
Asustek Computer, Inc.	Goldman Sachs	9/18/2025	0.07	Monthly	(54,000)	(589,391)	(30,160)
Cheng Shin Rubber Co., Ltd.	Goldman Sachs	9/18/2025	0.07	Monthly	(346,000)	(536,035)	(7,559)
Compal Electronics	Goldman Sachs	9/18/2025	0.07	Monthly	(654,000)	(521,275)	(12,429)
Elan Microelectronics Corp.	Goldman Sachs	9/18/2025	0.07	Monthly	(101,000)	(623,714)	(22,753)
Far Eastone Telecomm Co., Ltd.	Goldman Sachs	9/18/2025	0.07	Monthly	(204,000)	(452,642)	(12,598)
Formosa Petrochemical Corp.	Goldman Sachs	9/18/2025	0.07	Monthly	(150,000)	(538,551)	(24,502)
Largan Precision Co., Ltd.	Goldman Sachs	9/18/2025	0.07	Monthly	(5,000)	(591,509)	(28,127)
						(4,417,061)	(148,400)
Thailand
Airports of Thailand NVDR	Morgan Stanley	9/22/2022	0.07	Monthly	(230,100)	(488,681)	(1,576)
PTT Global Chemical PCL - NVDR	Goldman Sachs	9/18/2025	0.07	Monthly	(247,400)	(515,160)	32,347
True Corp. PCL - NVDR	Morgan Stanley	9/22/2022	0.07	Monthly	(5,071,300)	(528,419)	19,740
						(1,532,260)	50,511
United Kingdom
HSBC Holdings PLC	Goldman Sachs	9/18/2025	0.00	Monthly	(92,400)	(563,469)	(18,528)
United States
Synaptics, Inc.	Goldman Sachs	9/18/2025	0.07	Monthly	(1,869)	(250,502)	775
Total Short						(21,424,518)	643,464
Net unrealized gain/(loss) on Contracts For Difference							$(772,058)

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  43

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (concluded)
(formerly Boston Partners Emerging Markets Long/Short Fund)

A summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2021 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Brazil	$3,634,083	$3,634,083	$—	$—
Canada	720,771	720,771	—	—
China	11,030,399	2,234,049	8,796,350	—
Greece	458,855	—	458,855	—
Hong Kong	2,664,045	853,426	1,810,619	—
Hungary	702,324	—	702,324	—
India	4,644,256	305,005	4,339,251	—
Indonesia	904,142	—	904,142	—
Luxembourg	592,514	—	592,514	—
Macao	606,388	—	606,388	—
Malaysia	1,174,206	—	1,174,206	—
Mexico	1,266,268	1,266,268	—	—
Philippines	434,167	—	434,167	—
Russia	988,692	530,683	458,009	—
South Africa	1,803,971	946,932	857,039	—
South Korea	8,095,950	—	8,095,950	—
Taiwan	7,149,350	385,628	6,763,722	—
United States	5,105,173	5,105,173	—	—
Preferred Stock
Brazil	550,040	550,040	—	—
Chile	729,592	729,592	—	—
South Korea	1,833,019	—	1,833,019	—
Short-Term Investments	16,882,314	16,882,314	—	—
Contracts For Difference Equity Contracts	1,084,468	1,083,092	1,376	—
Total Assets	$73,054,987	$35,227,056	$37,827,931	$—-

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Securities Sold Short
Mexico	$(254,938)	$(254,938)	$—-	$—
United Kingdom	(648,083)	—	(648,083)	—
Exchange Traded Funds
Ireland	(732,684)	—	(732,684)	—
United States	(5,130,573)	(5,130,573)	—	—
Contracts For Difference Equity Contracts	(1,856,526)	(1,751,806)	(104,720)	—
Total Liabilities	$(8,622,804)	$(7,137,317)	$(1,485,487)	$—-

The accompanying notes are an integral part of the financial statements.

44  |  Semi-Annual report 2021

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—88.3%
Brazil—4.9%
Cia Brasileira de Distribuicao	6,700	$100,150
Eletromidia SA*	245,276	716,894
Vasta Platform Ltd.*	16,678	222,985
Vivara Participacoes SA*	37,300	158,406
		1,198,435
Canada—1.0%
Parex Resources, Inc.*	14,837	237,140
China—24.2%
Alibaba Group Holding Ltd.*	16,100	483,792
Alibaba Group Holding Ltd. - SP ADR*	4,432	1,053,752
China Meidong Auto Holdings Ltd.	74,000	281,218
China Yongda Automobiles Services Holdings Ltd.	244,000	355,225
CIFI Holdings Group Co., Ltd.	263,604	249,637
ENN Energy Holdings Ltd.	10,300	157,509
Industrial & Commercial Bank of China Ltd., Class H	183,000	119,722
Longfor Group Holdings Ltd.	42,000	248,944
Momo, Inc. - SP ADR	3,001	47,536
NetEase, Inc. - ADR	2,345	257,598
Ping An Insurance Group Co. of China Ltd., Class H	37,958	469,714
Tencent Holdings Ltd.	10,900	948,268
Tencent Holdings Ltd. - ADR	2,850	248,520
Tongcheng-Elong Holdings Ltd.*	120,000	281,433
Trip.com Group Ltd. - ADR	4,426	174,606
Zhongsheng Group Holdings Ltd.	83,000	512,998
		5,890,472
Greece—0.6%
JUMBO SA	9,159	150,828
Hong Kong—4.7%
Fortune Real Estate Investment Trust	189,000	176,582
Hang Lung Properties Ltd.	41,000	106,217
Melco Resorts & Entertainment Ltd. - ADR*	12,703	275,147
Swire Properties Ltd.	72,200	232,234
WH Group Ltd.	397,000	356,073
		1,146,253
Hungary—0.9%
OTP Bank PLC*	4,999	226,745
India—6.2%
Bandhan Bank Ltd.*	69,894	328,498
Bharti Airtel Ltd.	75,403	570,353
HDFC Bank Ltd. - ADR	1,180	93,385
HDFC Bank Ltd.	5,940	124,592
Petronet LNG Ltd.	84,110	292,063
Reliance Industries Ltd.	3,312	93,884
		1,502,775
Indonesia-1.2%
Wismilak Inti Makmur Tbk PT	4,517,200	294,256
Luxembourg—0.8%
Samsonite International SA*	102,000	198,282
Macao—0.8%
Sands China Ltd.*	30,000	141,394
Wynn Macau Ltd.*	32,000	60,357
		201,751
Malaysia—1.6%
Carlsberg Brewery Malaysia Bhd	67,100	396,523
	NUMBER OF SHARES	VALUE
Mexico—1.7%
Concentradora Fibra Danhos SA de CV	142,600	$174,765
Macquarie Mexico Real Estate Management SA de CV	194,000	234,607
		409,372
Philippines—0.6%
BDO Unibank, Inc.	66,940	145,367
Russia-1.7%
Sberbank of Russia PJSC - SP ADR	18,405	267,977
Tatneft PJSC	21,002	148,095
		416,072
Singapore—1.6%
DBS Group Holdings Ltd.	12,777	253,171
United Overseas Bank Ltd.	7,700	141,403
		394,574
South Africa—4.0%
Distell Group Holdings Ltd.	23,709	174,542
Naspers Ltd.	449	105,954
Naspers Ltd. - SP ADR	8,249	389,518
Pick n Pay Stores Ltd.	46,809	159,843
SPAR Group Ltd., (The)	12,082	151,999
		981,856
South Korea—10.4%
GS Retail Co., Ltd.	5,242	168,705
Hana Financial Group, Inc.	7,771	255,251
Innocean Worldwide	3,031	166,517
KB Financial Group, Inc.	5,176	200,341
Samsung Electronics Co., Ltd.	7,814	572,654
SK Hynix, Inc.	9,378	1,177,923
		2,541,391
Taiwan—14.4%
Fusheng Precision Co., Ltd.	41,000	296,421
Global Mixed Mode Technology, Inc.	30,000	211,079
Hiwin Technologies Corp.	15,000	214,831
Lotes Co., Ltd.	18,000	334,931
Taiwan Semiconductor Manufacturing Co., Ltd.	20,000	436,941
Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	6,877	866,089
Tripod Technology Corp.	81,000	402,619
Wiwynn Corp.	26,000	749,496
		3,512,407
United States—7.0%
Kosmos Energy Ltd.*	76,133	234,490
Micron Technology, Inc.*	10,438	955,390
National Energy Services Reunited Corp.*	38,379	508,522
		1,698,402
TOTAL COMMON STOCKS (Cost $17,780,039)		21,542,901
PREFERRED STOCKS—4.2%
Brazil—0.7%
Itau Unibanco Holding SA 1.865%	38,900	177,418
Chile—1.0%
Embotelladora Andina SA 5.807%	91,340	246,958
South Korea—2.5%
Samsung Electronics Co., Ltd. 4.114%	9,258	598,824
TOTAL PREFERRED STOCKS (Cost $735,952)		1,023,200

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  45

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
SHORT-TERM INVESTMENTS—8.3%
U.S. Bank Money Market Deposit Account, 0.01%(a)	2,016,978	$2,016,978
TOTAL SHORT-TERM INVESTMENTS (Cost $2,016,978)		2,016,978
TOTAL INVESTMENTS—100.8% (Cost $20,532,969)		24,583,079
LIABILITIES IN EXCESS OF OTHER ASSETS—(0.8)%		(188,612)
NET ASSETS—100.0%		$24,394,467

ADR	— American Depositary Receipt
PLC	— Public Limited Company
SP ADR	— Sponsored American Depositary Receipt
*	— Non-income producing.
(a)	— The rate shown is as of February 28, 2021.

The accompanying notes are an integral part of the financial statements.

46  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at February 28, 2021, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
China
Netdragon Websoft Holdings Ltd.	Goldman Sachs	09/18/2025	0.14%	Monthly	21,500	$52,167	$(2,725)
Macao
Sands China Ltd.	Goldman Sachs	09/18/2025	0.14	Monthly	70,400	329,470	16,743
Wynn Macau Ltd.	Goldman Sachs	09/18/2025	0.14	Monthly	221,200	417,506	8,494
						746,976	25,237
Portugal
Jeronimo Martins SGPS SA	Goldman Sachs	09/18/2025	-0.55	Monthly	3,990	61,862	(889)
Russia
Detsky Mir PJSC	Goldman Sachs	09/18/2025	0.11	Monthly	94,320	179,527	(5,851)
Novolipetsk Steel PJSC	Goldman Sachs	09/18/2025	0.11	Monthly	46,750	140,411	8,241
						319,938	2,390
South Korea
Posco	Goldman Sachs	09/18/2025	0.11	Monthly	770	192,928	2,834
Taiwan
Taiwan Semiconductor Manufacturing Co., Ltd.	Goldman Sachs	09/18/2025	0.11	Monthly	9,000	195,817	(17,710)
Switzerland
Glencore PLC	Goldman Sachs	09/18/2025	0.04	Monthly	27,252	110,372	1,014
Total Long						1,680,060	10,151
Net unrealized gain/(loss) on Contracts For Difference							$10,151

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  47

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2021 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Brazil	$1,198,435	$1,198,435	$—	$—
Canada	237,140	237,140	—	—
China	5,890,472	1,782,012	4,108,460	—
Greece	150,828	—	150,828	—
Hong Kong	1,146,253	275,147	871,106	—
Hungary	226,745	—	226,745	—
India	1,502,775	93,385	1,409,390	—
Indonesia	294,256	—	294,256	—
Luxembourg	198,282	—	198,282	—
Macao	201,751	—	201,751	—
Malaysia	396,523	—	396,523	—
Mexico	409,372	409,372	—	—
Philippines	145,367	—	145,367	—
Russia	416,072	267,977	148,095	—
Singapore	394,574	—	394,574	—
South Africa	981,856	701,360	280,496	—
South Korea	2,541,391	—	2,541,391	—
Taiwan	3,512,407	866,089	2,646,318	—
United States	1,698,402	1,698,402	—	—
Preferred Stock
Brazil	177,418	177,418	—	—
Chile	246,958	246,958	—	—
South Korea	598,824	—	598,824	—
Short-Term Investments	2,016,978	2,016,978	—	—
Contracts For Difference
Equity Contracts	37,326	37,326	—	—
Total Assets	$24,620,405	$10,007,999	$14,612,406	$—

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Contracts For Difference
Equity Contracts	$(27,175)	$(27,175)	$—-	$—
Total Liabilities	$(27,175)	$(27,175)	$—	$—

The accompanying notes are an integral part of the financial statements.

48  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—79.9%
Austria—0.5%
ams AG*	8,723	$204,682
Bermuda—1.3%
Everest Re Group Ltd.	2,403	581,069
Canada—0.9%
Lundin Mining Corp.	18,201	208,383
West Fraser Timber Co., Ltd.	2,623	179,319
		387,702
France—7.1%
Accor SA*	4,353	181,664
Airbus Group SE*	2,347	272,662
Capgemini SA	3,162	507,817
Cie de Saint-Gobain	9,254	497,646
Cie Generale des Etablissements Michelin SCA	1,956	282,819
Eiffage SA	3,955	406,514
Imerys SA	2,455	126,212
Sanofi	4,625	424,439
TOTAL SA	8,332	388,522
		3,088,295
Germany—6.8%
Brenntag SE	3,321	257,334
Continental AG*	3,328	478,444
Deutsche Post AG	8,902	442,140
Deutsche Telekom AG	15,560	283,043
Hannover Rueck SE	1,066	180,490
HeidelbergCement AG	5,180	409,702
ProSiebenSat.1 Media SE*	6,286	128,343
Rheinmetall AG	4,272	425,698
Siemens AG	2,220	343,570
		2,948,764
Hong Kong—0.3%
Topsports International Holdings Ltd.	99,000	145,361
Ireland—0.9%
CRH PLC	8,789	381,682
Japan—9.7%
Fuji Corp.	7,900	186,796
Fuji Electric Co., Ltd.	4,000	167,290
Hitachi Ltd.	11,500	530,412
Honda Motor Co., Ltd.	15,000	414,619
Komatsu Ltd.	17,500	525,359
Mitsubishi Gas Chemical Co., Inc.	10,500	245,939
NEC Corp.	6,000	328,195
Nihon Unisys Ltd.	6,600	191,081
Sony Corp.	5,100	538,566
Sumitomo Mitsui Financial Group, Inc.	11,800	416,604
Tosoh Corp.	12,300	226,110
Yamaha Motor Co., Ltd.	11,100	244,144
Zenkoku Hosho Co., Ltd.	3,700	170,822
		4,185,937
Macao—0.5%
Wynn Macau Ltd.*	104,400	196,916
Netherlands—3.7%
Aalberts NV	3,724	173,905
ING Groep NV	30,623	335,405
NXP Semiconductors NV	1,397	255,022
Signify NV	6,323	275,523
Stellantis NV*	35,190	569,962
		1,609,817
	NUMBER OF SHARES	VALUE
Norway—0.3%
Norsk Hydro ASA	22,892	$126,736
Singapore—1.1%
DBS Group Holdings Ltd.	13,100	259,571
United Overseas Bank Ltd.	12,600	231,387
		490,958
South Korea—3.1%
KB Financial Group, Inc.	10,704	414,306
KT Corp. - SP ADR	17,067	192,687
Posco	1,248	309,888
Samsung Electronics Co., Ltd.	3,400	249,171
SK Hynix, Inc.	1,541	193,557
		1,359,609
Sweden—1.1%
SKF AB, Class B	8,266	225,220
Volvo AB, Class B	8,826	225,949
		451,169
Switzerland—1.8%
Glencore PLC	74,921	304,899
Novartis AG	2,539	218,675
STMicroelectronics NV	6,735	261,569
		785,143
Taiwan—0.5%
Wiwynn Corp.	7,000	201,787
United Kingdom—5.6%
BAE Systems PLC	26,559	179,780
Entain PLC*	15,462	305,888
Inchcape PLC	36,851	365,475
Kingfisher PLC*	47,978	177,829
Melrose Industries PLC*	144,998	336,972
Persimmon PLC	6,009	217,739
Rio Tinto PLC	2,174	188,414
Tesco PLC	85,688	269,327
WH Smith PLC	14,295	381,235
		2,422,659
United States—34.7%
Allison Transmission Holdings, Inc.	4,854	184,064
Allstate Corp., (The)	2,134	227,484
American Express Co.	1,304	176,379
Anthem, Inc.	1,376	417,189
Applied Materials, Inc.	2,369	279,992
AutoZone, Inc.*	401	465,128
Bank of America Corp.	5,786	200,832
Cigna Corp.	2,757	578,694
Cisco Systems, Inc.	5,293	237,497
Citigroup, Inc.	8,773	577,965
Concentrix Corp.*	2,746	339,158
Corteva, Inc.	4,198	189,540
CVS Health Corp.	5,793	394,677
Diamondback Energy, Inc.	5,267	364,898
Dick’s Sporting Goods, Inc.	4,445	317,240
DuPont de Nemours, Inc.	8,118	570,858
Eagle Materials, Inc.*	1,517	190,201
Eaton Corp., PLC	2,456	319,747
Goldman Sachs Group Inc., (The)	1,546	493,916
Helmerich & Payne, Inc.	5,206	149,568
HollyFrontier Corp.	6,068	229,856
Huntington Bancshares Inc.	31,457	482,550
ITT, Inc.	3,393	281,551
JPMorgan Chase & Co.	2,899	426,646

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  49

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
United States—(continued)
KeyCorp	23,879	$480,923
LKQ Corp.*	10,419	410,404
Marathon Petroleum Corp.	5,992	327,283
MasTec, Inc.*	3,750	325,313
McKesson Corp.	2,116	358,704
Medtronic PLC	2,974	347,869
Merck & Co., Inc.	3,425	248,724
Micron Technology, Inc.*	4,145	379,392
Nexstar Media Group, Inc., Class A	1,455	200,135
NVR, Inc.*	27	121,523
Oracle Corp.	3,466	223,592
Owens Corning	6,543	530,114
Pioneer Natural Resources Co.	2,542	377,665
Schlumberger Ltd.	6,979	194,784
Science Applications International Corp.	4,700	404,811
Sensata Technologies Holding PLC*	4,817	275,966
SYNNEX Corp.	2,778	247,686
TE Connectivity Ltd.	2,117	275,274
Textron, Inc.	4,929	248,126
Valvoline, Inc.	14,799	369,383
Vistra Energy Corp.	22,123	381,622
WestRock Co.	5,212	227,191
		15,052,114
TOTAL COMMON STOCKS (Cost $27,051,179)		34,620,400
PREFERRED STOCKS—0.4%
South Korea—0.4%
Samsung Electronics Co., Ltd. 4.114%	2,612	168,949
TOTAL PREFERRED STOCKS (Cost $92,353)		168,949
INVESTMENT COMPANY—19.1%
United States—19.1%
Campbell Advantage Fund	1,214,956	8,286,000
TOTAL INVESTMENT COMPANY (Cost $7,599,686)		8,286,000
SHORT-TERM INVESTMENTS—0.3%
U.S. Bank Money Market Deposit Account, 0.01%(a)	131,906	131,906
TOTAL SHORT-TERM INVESTMENTS (Cost $131,906)		131,906
TOTAL INVESTMENTS—99.7% (Cost $34,875,124)		43,207,255
OTHER ASSETS IN EXCESS OF LIABILITIES—0.3%		136,830
NET ASSETS—100.0%		$43,344,085

PLC	— Public Limited Company
SP ADR	— Sponsored American Depositary Receipt
*	— Non-income producing.
(a)	— The rate shown is as of February 28, 2021.

The accompanying notes are an integral part of the financial statements.

50  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2021 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Austria	$204,682	$—	$204,682	$—
Bermuda	581,069	581,069	—	—
Canada	387,702	387,702	—	—
France	3,088,295	—	3,088,295	—
Germany	2,948,764	—	2,948,764	—
Hong Kong	145,361	—	145,361	—
Ireland	381,682	—	381,682	—
Japan	4,185,937	—	4,185,937	—
Macao	196,916	—	196,916	—
Netherlands	1,609,817	824,984	784,833	—
Norway	126,736	—	126,736	—
Singapore	490,958	—	490,958	—
South Korea	1,359,609	192,687	1,166,922	—
Sweden	451,169	—	451,169	—
Switzerland	785,143	—	785,143	—
Taiwan	201,787	—	201,787	—
United Kingdom	2,422,659	—	2,422,659	—
United States	15,052,114	15,052,114	—	—
Preferred Stock
South Korea	168,949	—	168,949	—
Investment Company
United States	8,286,000	8,286,000	—	—
Short-Term Investments	131,906	131,906	—	—
Total Assets	$43,207,255	$25,456,462	$17,750,793	$—

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  51

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
STATEMENTS OF ASSETS AND LIABILITIES

	Boston Partners Small Cap Value Fund II	Boston Partners Long/Short Equity Fund	Boston Partners Long/Short Research Fund	Boston Partners All-Cap Value Fund
ASSETS
Investments in securities, at value †^	$778,535,162	$56,233,529	$767,303,284	$1,539,454,684
Investments purchased with proceeds from securities lending collateral, at value *	60,212,726	7,101,726	—	70,344,238
Short-term investments, at value **	26,967,112	173,179	4,872,748	13,856,702
Cash	—	—	—	—
Foreign currency, at value#	—	—	—	—
Receivables
Investments sold	784,053	581,896	37,053,599	—
Foreign currency deposits with brokers for securities sold short #	—	3,164,846	94,896,995	—
Deposits with brokers for contracts for difference	—	—	470,000	—
Deposits with brokers for securities sold short	—	24,255,728	201,050,113	—
Capital shares sold	1,212,666	55,833	467,891	4,096,517
Dividends and interest	1,846,288	31,825	2,582,755	2,073,880
Due from prime broker	—	44,375	—	—
Unrealized appreciation on contracts for difference ◊	—	—	299,123	—
Prepaid expenses and other assets	76,787	20,486	77,260	112,321
Total assets	869,634,794	91,663,423	1,109,073,768	1,629,938,342
LIABILITIES
Securities sold short, at fair value ‡	—	26,708,532	300,828,621	—
Options written, at value +◊	—	222,222	—	—
Foreign currency overdraft	—	—	—	—
Payables
Securities lending collateral (Note 8)	60,212,726	7,101,726	—	70,344,238
Investments purchased	11,663,214	61,213	10,536,407	673,980
Capital shares redeemed	1,818,605	67,312	1,259,758	684,584
Investment advisory fees	560,729	74,578	713,897	897,212
Custodian fees	6,491	25,590	59,062	13,565
Distribution and service fees	91,391	3,270	2,659	74,806
Dividends on securities sold short	—	—	291,645	—
Administration and accounting fees	19,322	13,006	103,780	65,488
Transfer agent fees	3,246	16,934	182,001	59,631
Unrealized depreciation on contracts for difference ◊	—	—	28,497	—
Other accrued expenses and liabilities	3,025	44,865	205,773	49,772
Total liabilities	74,378,749	34,339,248	314,212,100	72,863,276
Net Assets	$795,256,045	$57,324,175	$794,861,668	$1,557,075,066
NET ASSETS CONSIST OF:
Par value	$27,866	$4,918	$53,656	$52,706
Paid-in Capital	551,978,604	36,637,138	545,800,156	996,511,342
Total Distributable earnings/(loss)	243,249,575	20,682,119	249,007,856	560,511,018
Net Assets	$795,256,045	$57,324,175	$794,861,668	$1,557,075,066
INSTITUTIONAL CLASS
Net assets	$698,551,302	$46,216,001	$778,485,931	$1,313,787,958
Shares outstanding	24,333,967	3,845,115	52,523,525	44,435,502
Net asset value, offering and redemption price per share	$28.71	$12.02	$14.82	$29.57
INVESTOR CLASS
Net assets	$96,704,743	$11,108,174	$16,375,737	$243,287,108
Shares outstanding	3,531,851	1,073,371	1,132,406	8,270,604
Net asset value, offering and redemption price per share	$27.38	$10.35	$14.46	$29.42
† Investments in securities, at cost	$514,323,211	$33,902,269	$505,217,876	$1,016,283,786
^ Includes market value of securities on loan	$$59,065,413	$6,883,346	$—	$68,243,685
* Investments purchased with proceeds from securities lending collateral, at cost	$60,212,726	$7,101,726	$—	$70,344,238
** Short-term investments, at cost	$26,967,112	$173,179	$4,872,748	$13,856,702
Purchased options, at cost	$—	$—	$—	$—
# Foreign currency, at cost	$—	$2,974,442	$94,157,436	$—
‡ Proceeds received, securities sold short	$—	$21,193,625	$248,781,918	$—
+ Premiums received, options written	$—	$468,449	$—	$—
◊ Primary risk exposure is equity contracts

the accompanying notes are an integral part of the financial statements.

52  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

	WPG Partners Small/Micro Cap Value Fund	Boston Partners Global Equity Fund	Boston Partners Global Long/Short Fund
ASSETS
Investments in securities, at value †^	$24,977,802	$159,871,849	$109,420,575
Investments purchased with proceeds from securities lending collateral, at value *	3,077,226	10,613,155	—
Short-term investments, at value **	749,768	452,696	8,397,095
Cash	1,724	—	122,587
Foreign currency, at value#	—	351,698	465,136
Receivables
Investments sold	402,199	610,331	2,012,322
Foreign currency deposits with brokers for securities sold short #	—	—	—
Deposits with brokers for contracts for difference	—	—	110,000
Deposits with brokers for securities sold short	—	—	31,992,320
Capital shares sold	—	30,092	196,945
Dividends and interest	19,723	700,038	936,477
Due from prime broker	—	—	—
Unrealized appreciation on contracts for difference ◊	—	—	236,991
Prepaid expenses and other assets	9,664	18,887	34,393
Total assets	29,238,106	172,648,746	153,924,841
LIABILITIES
Securities sold short, at fair value ‡	—	—	32,057,853
Options written, at value +◊	—	—	677,444
Foreign currency overdraft	—	—	—
Payables
Securities lending collateral (Note 8)	3,077,226	10,613,155	—
Investments purchased	601,300	276,778	2,853,682
Capital shares redeemed	—	—	96,080
Investment advisory fees	13,710	144,966	93,492
Custodian fees	1,152	28,132	15,128
Distribution and service fees	—	—	291
Dividends on securities sold short	—	—	47,780
Administration and accounting fees	3,515	28,925	46,763
Transfer agent fees	1,199	5,814	26,289
Unrealized depreciation on contracts for difference ◊	—	—	146,196
Other accrued expenses and liabilities	14,492	109,238	43,925
Total liabilities	3,712,594	11,207,008	36,104,923
Net Assets	$25,525,512	$161,441,738	$117,819,918
NET ASSETS CONSIST OF:
Par value	$1,472	$8,691	$10,521
Paid-in Capital	21,746,821	166,006,059	138,633,835
Total Distributable earnings/(loss)	3,777,219	(4,573,012)	(20,824,438)
Net Assets	$25,525,512	$161,441,738	$117,819,918
INSTITUTIONAL CLASS
Net assets	$25,525,512	$161,441,738	$111,842,717
Shares outstanding	1,471,965	8,690,904	9,980,934
Net asset value, offering and redemption price per share	$17.34	$18.58	$11.21
INVESTOR CLASS
Net assets	$—	$—	$5,977,201
Shares outstanding	—	—	540,012
Net asset value, offering and redemption price per share	$—	$—	$11.07
† Investments in securities, at cost	$18,209,367	$120,669,988	$85,798,143
^ Includes market value of securities on loan	$2,982,794	$10,252,587	$—
* Investments purchased with proceeds from securities lending collateral, at cost	$3,077,226	$10,613,155	$—
** Short-term investments, at cost	$749,768	$452,696	$8,397,095
Purchased options, at cost	$—	$—	$—
# Foreign currency, at cost	$—	$353,614	$467,839
‡ Proceeds received, securities sold short	$—	$—	$26,437,209
+ Premiums received, options written	$—	$—	$488,113
◊ Primary risk exposure is equity contracts

the accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  53

BOSTON PARTNERS INVESTMENT FUNDS	February 28, 2021 (unaudited)
STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

	Boston Partners Emerging Markets Dynamic Equity Fund	Boston Partners Emerging Markets Fund	Boston Partners Global Equity Advantage Fund
ASSETS
Investments in securities, at value †^	$55,088,205	$22,566,101	$43,075,349
Investments purchased with proceeds from securities lending collateral, at value *	—	—	—
Short-term investments, at value **	16,882,314	2,016,978	131,906
Cash	212,838	67,631	—
Foreign currency, at value#	—	100,193	76,942
Receivables
Investments sold	—	—	112,430
Foreign currency deposits with brokers for securities sold short #	—	—	—
Deposits with brokers for contracts for difference	2,695,801	—	—
Deposits with brokers for securities sold short	6,654,853	—	—
Capital shares sold	17,152	—	—
Dividends and interest	172,713	56,152	61,265
Due from prime broker	—	—	—
Unrealized appreciation on contracts for difference ◊	1,084,468	37,326	—
Prepaid expenses and other assets	323,150	16,966	3,563
Total assets	83,131,494	24,861,347	43,461,455
LIABILITIES
Securities sold short, at fair value ‡	6,766,278	—	—
Options written, at value +◊	—	—	—
Foreign currency overdraft	727,800	—	—
Payables
Securities lending collateral (Note 8)	—	—	—
Investments purchased	1,070,431	385,202	60,229
Capital shares redeemed	7,389	—	—
Investment advisory fees	92,904	9,731	20,332
Custodian fees	29,542	22,143	—
Distribution and service fees	—	—	—
Dividends on securities sold short	—	—	—
Administration and accounting fees	13,293	6,477	4,443
Transfer agent fees	273	4,854	1,618
Unrealized depreciation on contracts for difference ◊	1,856,526	27,175	—
Other accrued expenses and liabilities	71,589	11,298	30,748
Total liabilities	10,636,025	466,880	117,370
Net Assets	$72,495,469	$24,394,467	$43,344,085
NET ASSETS CONSIST OF:
Par value	$6,167	$2,014	$3,552
Paid-in Capital	68,459,863	20,665,907	36,408,349
Total Distributable earnings/(loss)	4,029,439	3,726,546	6,932,184
Net Assets	$72,495,469	$24,394,467	$43,344,085
INSTITUTIONAL CLASS
Net assets	$72,495,469	$24,394,467	$43,344,085
Shares outstanding	6,166,792	2,013,846	3,552,439
Net asset value, offering and redemption price per share	$11.76	$12.11	$12.20
INVESTOR CLASS
Net assets	$—	$—	$—
Shares outstanding	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—
† Investments in securities, at cost	$45,213,825	$18,515,991	$34,743,218
^ Includes market value of securities on loan	$—	$—	$—
* Investments purchased with proceeds from securities lending collateral, at cost	$—	$—	$—
** Short-term investments, at cost	$16,882,314	$2,016,978	$131,906
Purchased options, at cost	$—	$—	$—
# Foreign currency, at cost	$—	$100,120	$77,361
‡ Proceeds received, securities sold short	$5,338,408	$—	$—
+ Premiums received, options written	$—	$—	$—
◊ Primary risk exposure is equity contracts

the accompanying notes are an integral part of the financial statements.

54  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	For the Six Months Ended February 28, 2021 (unaudited)

STATEMENTS OF OPERATIONS

	Boston Partners Small Cap Value Fund II	Boston Partners Long/Short Equity Fund	Boston Partners Long/Short Research Fund	Boston Partners All-Cap Value Fund
Investment Income
Dividends †	$5,548,245	$559,169	$7,410,552	$10,665,140
Interest	1,852	231	465	1,868
Income from securities loaned (Note 8)	23,591	8,367	—	23,212
Total investment income	5,573,688	567,767	7,411,017	10,690,220
Expenses
Advisory fees (Note 2)	2,835,689	799,763	5,698,410	4,644,477
Transfer agent fees (Note 2)	173,025	4,999	92,721	286,085
Distribution fees (Investor Class) (Note 2)	105,230	15,778	22,356	282,303
Administration and accounting fees (Note 2)	96,472	14,836	155,762	211,523
Legal fees	47,389	6,608	96,872	113,095
Director’s fees	44,380	5,934	89,269	99,401
Printing and shareholder reporting fees	42,184	90	49,743	69,267
Registration fees	26,700	17,938	30,453	22,625
Officer’s fees	23,032	4,974	73,010	59,337
Audit and tax service fees	18,477	24,782	28,741	18,739
Custodian fees (Note 2)	17,823	—	93,959	26,109
Other expenses	14,143	6,023	72,827	34,935
Dividend expense on securities sold short	—	35,021	2,887,129	—
Prime broker interest expense	—	193,067	860,445	—
Total expenses before waivers and/or reimbursements	3,444,544	1,129,813	10,251,697	5,867,896
Less: waivers and/or reimbursements net of amounts recouped (Note 2) ■	(36,282)	(185,928)	—	(277,618)
Net expenses after waivers and/or reimbursements net of amounts recouped	3,408,262	943,885	10,251,697	5,590,278
Net investment income/(loss)	2,165,426	(376,118)	(2,840,680)	5,099,942

Net realized gain/(loss) from:
Investment securities	38,449,718	16,244,773	195,471,522	38,742,337
Purchased options **	—	—	—	—
Securities sold short	—	(8,612,981)	(99,577,729)	—
Options written **	—	280,742	—	—
Contracts for difference **	—	—	(37,317)	—
Foreign currency transactions	—	1,616	3,997,919	(834)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	173,437,690	2,287,743	20,158,126	225,648,988
Purchased options **	—	—	—	—
Securities sold short	—	(3,859,508)	(19,541,388)	—
Options written **	—	392,409	—	—
Contracts for difference **	—	—	(206,933)	—
Foreign currency translation	(62)	36,591	(2,529,871)	167
Net realized and unrealized gain/(loss)	211,887,346	6,771,385	97,734,329	264,390,658
Net increase/(decrease) in net assets resulting from operations	$214,052,772	$6,395,267	$94,893,649	$269,490,600
† Net of foreign withholding taxes of	$(590)	$(1,330)	$(216,986)	$(43,464)

■	Includes Acquired fund fees and expenses. See Note 2 for more details.
**	Primary risk exposure is equity contracts.

the accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  55

BOSTON PARTNERS INVESTMENT FUNDS	For the Six Months Ended February 28, 2021 (unaudited)

STATEMENTS OF OPERATIONS (CONTINUED)

	WPG Partners Small/Micro Cap Value Fund	Boston Partners Global Equity Fund	Boston Partners Global Long/Short Fund
Investment Income
Dividends †	$206,525	$1,402,401	$1,301,317
Interest	54	217	494
Income from securities loaned (Note 8)	3,579	2,325	—
Total investment income	210,158	1,404,943	1,301,811
Expenses
Advisory fees (Note 2)	85,016	663,366	924,184
Transfer agent fees (Note 2)	4,590	1,925	3,190
Distribution fees (Investor Class) (Note 2)	—	—	7,512
Administration and accounting fees (Note 2)	11,564	9,901	51,198
Legal fees	1,762	11,410	10,301
Director’s fees	1,470	13,663	11,531
Printing and shareholder reporting fees	564	16,020	18,655
Registration fees	11,038	12,107	19,983
Officer’s fees	823	12,905	10,812
Audit and tax service fees	18,440	21,858	28,399
Custodian fees (Note 2)	3,930	393	29,313
Other expenses	542	20,353	2,181
Dividend expense on securities sold short	—	—	195,104
Prime broker interest expense	—	—	91,084
Total expenses before waivers and/or reimbursements	139,739	783,901	1,403,447
Less: waivers and/or reimbursements net of amounts recouped (Note 2) ■	(22,801)	(71,072)	—
Net expenses after waivers and/or reimbursements net of amounts recouped	116,938	712,829	1,403,447
Net investment income/(loss)	93,220	692,114	(101,636)

Net realized gain/(loss) from:
Investment securities	2,697,024	11,405,821	25,277,585
Purchased options **	—	—	—
Securities sold short	—	—	(11,048,822)
Options written **	—	—	(407,064)
Contracts for difference **	—	—	(803,379)
Foreign currency transactions	(408)	(92,767)	(7,381)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	5,588,047	17,385,215	1,885,144
Purchased options **	—	—	—
Securities sold short	—	—	2,479,217
Options written **	—	—	(6,146)
Contracts for difference **	—	—	(15,737)
Foreign currency translation	—	(26,090)	(55,924)
Net realized and unrealized gain/(loss)	8,284,663	28,672,179	17,297,493
Net increase/(decrease) in net assets resulting from operations	$8,377,883	$29,364,293	$17,195,857
† Net of foreign withholding taxes of	$(1,314)	$(192,090)	$(137,348)

■	Includes Acquired fund fees and expenses. See Note 2 for more details.
**	Primary risk exposure is equity contracts.

the accompanying notes are an integral part of the financial statements.

56  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	For the Six Months Ended February 28, 2021 (unaudited)

STATEMENTS OF OPERATIONS (CONCLUDED)

	Boston Partners Emerging Markets Dynamic Equity Fund	Boston Partners Emerging Markets Fund	Boston Partners Global Equity Advantage Fund
Investment Income
Dividends †	$370,063	$127,367	$311,716
Interest	1,424	257	47
Income from securities loaned (Note 8)	—	—	—
Total investment income	371,487	127,624	311,763
Expenses
Advisory fees (Note 2)	415,098	72,497	189,994
Transfer agent fees (Note 2)	8,055	415	616
Distribution fees (Investor Class) (Note 2)	—	—	—
Administration and accounting fees (Note 2)	33,034	16,566	16,390
Legal fees	2,889	1,213	2,797
Director’s fees	4,746	852	1,161
Printing and shareholder reporting fees	2,026	446	1,682
Registration fees	11,236	10,442	18,242
Officer’s fees	2,472	592	942
Audit and tax service fees	33,002	27,694	17,669
Custodian fees (Note 2)	46,381	34,304	18,578
Other expenses	1,400	1,415	4,227
Dividend expense on securities sold short	75,627	—	—
Prime broker interest expense	141,789	—	—
Total expenses before waivers and/or reimbursements	777,755	166,436	272,298
Less: waivers and/or reimbursements net of amounts recouped (Note 2) ■	(95,428)	(69,774)	(127,790)
Net expenses after waivers and/or reimbursements net of amounts recouped	682,327	96,662	144,508
Net investment income/(loss)	(310,840)	30,962	167,255

Net realized gain/(loss) from:
Investment securities	7,151,771	1,549,540	1,588,921
Purchased options **	—	—	—
Securities sold short	(1,786,810)	—	—
Options written **	—	—	—
Contracts for difference **	(8,704)	245,921	—
Foreign currency transactions	7,009	(10,297)	(8,387)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	5,496,087	2,436,378	6,568,991
Purchased options **	—	—	—
Securities sold short	(431,428)	—	—
Options written **	—	—	—
Contracts for difference **	(1,498,615)	33,569	—
Foreign currency translation	(8,282)	213	(2,496)
Net realized and unrealized gain/(loss)	8,921,028	4,255,324	8,147,029
Net increase/(decrease) in net assets resulting from operations	$8,610,188	$4,286,286	$8,314,284
† Net of foreign withholding taxes of	$(86,412)	$(28,096)	$(15,544)

■	Includes Acquired fund fees and expenses. See Note 2 for more details.
**	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  57

BOSTON PARTNERS INVESTMENT FUNDS	(unaudited)

STATEMENTS OF CHANGES IN NET ASSETS

	Boston Partners Small Cap Value Fund II		Boston Partners Long/Short Equity Fund
	For the Six Months Ended February 28, 2021	For the Year Ended August 31, 2020	For the Six Months Ended February 28, 2021	For the Year Ended August 31, 2020

Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$2,165,426	$4,826,236	$(376,118)	$(1,297,585)
Net realized gain/(loss) from investments and foreign currency	38,449,718	(54,211,771)	7,914,150	27,576,929
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	173,437,628	14,499,468	(1,142,765)	(34,054,788)
Net increase/(decrease) in net assets resulting from operations	214,052,772	(34,886,067)	6,395,267	(7,775,444)

Dividends and distributions to shareholders:
Institutional Class	(3,423,336)	(11,586,422)	(19,343,437)	(16,021,570)
Investor Class	(287,949)	(2,731,799)	(4,425,358)	(2,702,290)
Net decrease in net assets from dividends and distributions to shareholders	(3,711,285)	(14,318,221)	(23,768,795)	(18,723,860)

Capital transactions:
Institutional Class
Proceeds from shares sold	94,444,668	238,306,335	5,289,408	14,783,093
Reinvestment of distributions	3,242,192	11,181,116	16,162,041	12,844,176
Shares redeemed	(86,295,205)	(132,345,095)	(29,970,161)	(164,092,990)
Investor Class
Proceeds from shares sold	6,617,360	14,259,177	449,537	1,332,244
Reinvestment of distributions	281,646	2,687,806	4,320,241	2,654,278
Shares redeemed	(13,757,583)	(48,635,049)	(4,817,430)	(13,746,832)
Net increase/(decrease) in net assets from capital transactions	4,533,078	85,454,290	(8,566,364)	(146,226,031)
Total increase/(decrease) in net assets	214,874,565	36,250,002	(25,939,892)	(172,725,335)

Net assets:
Beginning of period	580,381,480	544,131,478	83,264,067	255,989,402
End of period	$795,256,045	$580,381,480	$57,324,175	$83,264,067

Share transactions:
Institutional Class
Shares sold	3,827,225	11,884,055	408,966	886,645
Shares reinvested	126,254	438,132	1,349,085	756,876
Shares redeemed	(3,519,951)	(6,418,379)	(2,452,063)	(9,945,511)
Net increase/(decrease)	433,528	5,903,808	(694,012)	(8,301,990)
Investor Class
Shares sold	273,410	743,090	39,070	90,104
Shares reinvested	11,491	110,337	418,628	173,482
Shares redeemed	(591,782)	(2,508,720)	(446,422)	(942,479)
Net increase/(decrease)	(306,881)	(1,655,293)	11,276	(678,893)

The accompanying notes are an integral part of the financial statements.

58  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	(unaudited)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	Boston Partners Long/Short Research Fund		Boston Partners All-Cap Value Fund
	For the Six Months Ended February 28, 2021	For the Year Ended August 31, 2020	For the Six Months Ended February 28, 2021	For the Year Ended August 31, 2020

Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(2,840,680)	$(196,417)	$5,099,942	$22,101,069
Net realized gain/(loss) from investments and foreign currency	99,854,395	(22,401,419)	38,741,503	43,597,365
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(2,120,066)	(261,403,450)	225,649,155	(68,662,122)
Net increase/(decrease) in net assets resulting from operations	94,893,649	(284,001,286)	269,490,600	(2,963,688)

Dividends and distributions to shareholders:
Institutional Class	—	(68,239,780)	(18,329,964)	(39,151,779)
Investor Class	—	(1,083,477)	(3,338,171)	(7,489,376)
Net decrease in net assets from dividends and distributions to shareholders	—	(69,323,257)	(21,668,135)	(46,641,155)

Capital transactions:
Institutional Class
Proceeds from shares sold	50,110,485	248,718,211	226,544,866	217,947,573
Reinvestment of distributions	—	34,084,072	14,385,927	31,324,587
Shares redeemed	(447,839,195)	(2,064,431,222)	(185,624,517)	(715,633,581)
Investor Class
Proceeds from shares sold	779,146	4,371,135	13,016,361	23,996,472
Reinvestment of distributions	—	1,080,450	3,215,582	7,258,422
Shares redeemed	(10,481,498)	(30,400,484)	(36,513,352)	(123,252,441)
Net increase/(decrease) in net assets from capital transactions	(407,431,062)	(1,806,577,838)	35,024,867	(558,358,968)
Total increase/(decrease) in net assets	(312,537,413)	(2,159,902,381)	282,847,332	(607,963,811)

Net assets:
Beginning of period	1,107,399,081	3,267,301,462	1,274,227,734	1,882,191,545
End of period	$794,861,668	$1,107,399,081	$1,557,075,066	$1,274,227,734

Share transactions:
Institutional Class
Shares sold	3,548,098	16,878,926	7,959,216	9,208,074
Shares reinvested	—	2,166,820	520,287	1,157,597
Shares redeemed	(32,374,837)	(149,756,944)	(6,988,333)	(29,943,106)
Net increase/(decrease)	(28,826,739)	(130,711,198)	1,491,170	(19,577,435)
Investor Class
Shares sold	58,025	307,435	472,199	1,000,678
Shares reinvested	—	70,205	116,803	269,329
Shares redeemed	(804,514)	(2,183,851)	(1,377,686)	(5,141,085)
Net increase/(decrease)	(746,489)	(1,806,211)	(788,684)	(3,871,078)

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  59

BOSTON PARTNERS INVESTMENT FUNDS	(unaudited)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	WPG Partners Small/Micro Cap Value Fund		Boston Partners Global Equity Fund
	For the Six Months Ended February 28, 2021	For the Year Ended August 31, 2020	For the Six Months Ended February 28, 2021	For the Year Ended August 31, 2020

Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$93,220	$152,629	$692,114	$4,303,280
Net realized gain/(loss) from investments and foreign currency	2,696,616	(3,385,849)	11,313,054	(24,430,807)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	5,588,047	1,416,754	17,359,125	(17,504,716)
Net increase/(decrease) in net assets resulting from operations	8,377,883	(1,816,466)	29,364,293	(37,632,243)

Dividends and distributions to shareholders:
Institutional Class	(144,307)	(108,852)	(2,917,436)	(10,116,438)
Investor Class	—	—	—	—
Net decrease in net assets from dividends and distributions to shareholders	(144,307)	(108,852)	(2,917,436)	(10,116,438)

Capital transactions:
Institutional Class
Proceeds from shares sold	292,349	931,570	14,999,193	13,415,264
Reinvestment of distributions	133,250	101,138	2,898,546	10,102,108
Shares redeemed	(2,283,906)	(2,230,051)	(60,372,876)	(481,947,978)
Investor Class
Proceeds from shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase/(decrease) in net assets from capital transactions	(1,858,307)	(1,197,343)	(42,475,137)	(458,430,606)
Total increase/(decrease) in net assets	6,375,269	(3,122,661)	(16,028,280)	(506,179,287)

Net assets:
Beginning of period	19,150,243	22,272,904	177,470,018	683,649,305
End of period	$25,525,512	$19,150,243	$161,441,738	$177,470,018

Share transactions:
Institutional Class
Shares sold	21,713	81,469	887,607	910,343
Shares reinvested	9,209	6,942	169,110	595,292
Shares redeemed	(160,483)	(175,463)	(4,080,639)	(32,766,623)
Net increase/(decrease)	(129,561)	(87,052)	(3,023,922)	(31,260,988)
Investor Class
Shares sold	—	—	—	—
Shares reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net increase/(decrease)	—	—	—	—

The accompanying notes are an integral part of the financial statements.

60  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	(unaudited)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	Boston Partners Global Long/Short Fund		Boston Partners Emerging Markets Dynamic Equity Fund
	For the Six Months Ended February 28, 2021	For the Year Ended August 31, 2020	For the Six Months Ended February 28, 2021	For the Year Ended August 31, 2020

Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(101,636)	$296,392	$(310,840)	$1,047,706
Net realized gain/(loss) from investments and foreign currency	13,010,939	(29,499,627)	5,363,266	2,238,436
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	4,286,554	(32,746,897)	3,557,762	2,437,798
Net increase/(decrease) in net assets resulting from operations	17,195,857	(61,950,132)	8,610,188	5,723,940

Dividends and distributions to shareholders:
Institutional Class	(79,283)	(7,186,270)	(5,338,757)	(1,296,540)
Investor Class	—	(133,127)	—	—
Net decrease in net assets from dividends and distributions to shareholders	(79,283)	(7,319,397)	(5,338,757)	(1,296,540)

Capital transactions:
Institutional Class
Proceeds from shares sold	6,967,134	43,382,764	7,638,475	6,398,476
Reinvestment of distributions	63,426	6,592,224	5,215,269	1,266,707
Shares redeemed	(42,340,010)	(462,183,161)	(3,805,214)	(10,341,205)
Investor Class
Proceeds from shares sold	665,313	1,161,495	—	—
Reinvestment of distributions	—	131,740	—	—
Shares redeemed	(1,817,092)	(8,515,110)	—	—
Net increase/(decrease) in net assets from capital transactions	(36,461,229)	(419,430,048)	9,048,530	(2,676,022)
Total increase/(decrease) in net assets	(19,344,655)	(488,699,577)	12,319,961	1,751,378

Net assets:
Beginning of period	137,164,573	625,864,150	60,175,508	58,424,130
End of period	$117,819,918	$137,164,573	$72,495,469	$60,175,508
Share transactions:
Institutional Class
Shares sold	678,537	4,213,496	677,311	608,924
Shares reinvested	5,955	609,263	461,937	118,052
Shares redeemed	(4,161,790)	(48,274,686)	(329,263)	(961,867)
Net increase/(decrease)	(3,477,298)	(43,451,927)	809,985	(234,891)
Investor Class
Shares sold	64,622	115,237	—	—
Shares reinvested	—	12,301	—	—
Shares redeemed	(181,029)	(848,446)	—	—
Net increase/(decrease)	(116,407)	(720,908)	—	—

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  61

BOSTON PARTNERS INVESTMENT FUNDS	(unaudited)

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

	Boston Partners Emerging Markets Fund		Boston Partners Global Equity Advantage Fund
	For the Six Months Ended February 28, 2021	For the Year Ended August 31, 2020	For the Six Months Ended February 28, 2021	For the Year Ended August 31, 2020

Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$30,962	$307,777	$167,255	$731,457
Net realized gain/(loss) from investments and foreign currency	1,785,164	(1,046,424)	1,580,534	(2,958,640)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	2,470,160	1,653,337	6,566,495	466,717
Net increase/(decrease) in net assets resulting from operations	4,286,286	914,690	8,314,284	(1,760,466)

Dividends and distributions to shareholders:
Institutional Class	(129,801)	(503,507)	(416,614)	(633,996)
Net decrease in net assets from dividends and distributions to shareholders	(129,801)	(503,507)	(416,614)	(633,996)

Capital transactions:
Institutional Class
Proceeds from shares sold	3,599,996	6,125,226	205,872	10,368,392
Reinvestment of distributions	129,801	503,507	416,614	633,996
Shares redeemed	—		(212,973)
Net increase/(decrease) in net assets from capital transactions	3,729,797	6,628,733	409,513	11,002,388
Total increase/(decrease) in net assets	7,886,282	7,039,916	8,307,183	8,607,926

Net assets:
Beginning of period	16,508,185	9,468,269	35,036,902	26,428,976
End of period	$24,394,467	$16,508,185	$43,344,085	$35,036,902

Share transactions:
Institutional Class
Shares sold	315,789	602,890	17,464	956,529
Shares reinvested	11,507	52,285	37,364	59,586
Shares redeemed	—	—	(18,504)	—
Net increase/(decrease)	327,296	655,175	36,324	1,016,115

The accompanying notes are an integral part of the financial statements.

62  |  Semi-Annual Report 2021

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Semi-Annual Report 2021  |  63

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

			Net Realized	Net Increase/		Distributions
			and	(Decrease)	Dividends to	to	Total
	Net Asset	Net	Unrealized	in Net Assets	Shareholders	Shareholders	Dividend and
	Value,	Investment	Gain/	Resulting	from Net	from Net	Distributions
	Beginning	Income/	(Loss) on	from	Investment	Realized	to
	of Period	(Loss)*	Investments	Operations	Income	Gains	Shareholders
Boston Partners Small Cap Value Fund II
Institutional Class
9/1/20 through 2/28/21†	$21.06	$0.08	$7.71	$7.79	$(0.14)	$—	$(0.14)
8/31/20	23.42	0.20	(1.94)	(1.74)	(0.28)	(0.34)	(0.62)
8/31/19	27.74	0.23	(3.12)	(2.89)	(0.12)	(1.31)	(1.43)
8/31/18	24.96	0.21	3.75	3.96	(0.20)	(0.98)	(1.18)
8/31/17	23.00	0.13	2.38	2.51	(0.21)	(0.34)	(0.55)
8/31/16	21.89	0.18	2.00	2.18	(0.12)	(0.95)	(1.07)
Investor Class
9/1/20 through 2/28/21†	$20.07	$0.05	$7.34	$7.39	$(0.08)	$—	$(0.08)
8/31/20	22.33	0.15	(1.85)	(1.70)	(0.22)	(0.34)	(0.56)
8/31/19	26.53	0.16	(2.99)	(2.83)	(0.06)	(1.31)	(1.37)
8/31/18	23.92	0.14	3.59	3.73	(0.14)	(0.98)	(1.12)
8/31/17	22.06	0.07	2.29	2.36	(0.16)	(0.34)	(0.50)
8/31/16	21.04	0.12	1.92	2.04	(0.07)	(0.95)	(1.02)
Boston Partners Long/Short Equity Fund
Institutional Class
9/1/20 through 2/28/21†	$15.15	$(0.07)	$1.45	$1.38	$—	$(4.51)	$(4.51)
8/31/20	17.74	(0.14)	(0.70)	(0.84)	—	(1.75)	(1.75)
8/31/19	20.51	(0.18)	(1.06)	(1.24)	—	(1.53)	(1.53)
8/31/18	20.96	(0.35)	0.07	(0.28)	—	(0.17)	(0.17)
8/31/17	20.09	(0.26)	1.13	0.87	—	—	—
8/31/16	19.04	(0.35)	3.04	2.69	—	(1.64)	(1.64)
Investor Class
9/1/20 through 2/28/21†	$13.64	$(0.07)	$1.29	$1.22	$—	$(4.51)	$(4.51)
8/31/20	16.17	(0.16)	(0.62)	(0.78)	—	(1.75)	(1.75)
8/31/19	18.88	(0.20)	(0.98)	(1.18)	—	(1.53)	(1.53)
8/31/18	19.36	(0.38)	0.07	(0.31)	—	(0.17)	(0.17)
8/31/17	18.60	(0.29)	1.05	0.76	—	—	—
8/31/16	17.79	(0.37)	2.82	2.45	—	(1.64)	(1.64)
Boston Partners Long/Short Research Fund
Institutional Class
9/1/20 through 2/28/21†	$13.31	$(0.04)	$1.55	$1.51	$—	$—	$—
8/31/20	15.15	(0.00)	(1.48)	(1.48)	(0.21)	(0.15)	(0.36)
8/31/19	16.64	0.09	(0.79)	(0.70)	(0.01)	(0.78)	(0.79)
8/31/18	16.27	(0.03)	0.40	0.37	—	—	—
8/31/17	15.23	(0.12)	1.16	1.04	—	—	—
8/31/16	15.20	(0.06)[4]	0.67	0.61	—	(0.58)	(0.58)
Investor Class
9/1/20 through 2/28/21†	$13.01	$(0.06)	$1.51	$1.45	$—	$—	$—
8/31/20	14.81	(0.04)	(1.44)	(1.48)	(0.17)	(0.15)	(0.32)
8/31/19	16.31	0.06	(0.78)	(0.72)	—	(0.78)	(0.78)
8/31/18	15.99	(0.08)	0.40	0.32	—	—	—
8/31/17	15.00	(0.15)	1.14	0.99	—	—	—
8/31/16	15.01	(0.09)[4]	0.66	0.57	—	(0.58)	(0.58)
†	Unaudited.
*	Calculated based on average shares outstanding for the period.
^	Effective January 1, 2016, the Funds do not impose a redemption fee. Prior to January 1, 2016, there was a 1.00% redemption fee on shares redeemed that were held 60 days or less on BP Small Cap Value Fund II and BP Long/Short Research Fund. There was a 2.00% redemption fee on shares redeemed that were held 365 days or less on the BP Long/Short Equity Fund. The redemption fees were retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.
[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.

The accompanying notes are an integral part of the financial statements.

64  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)	Per Share Operating Performance

						Ratio of Expenses
						to Average
					Ratio of Expenses	Net Assets	Ratio of Expenses	Ratio of Net
					to Average	With Waivers,	to Average Net	Investment
					Net Assets	Reimbursements	Assets Without	Income/(Loss)
					With Waivers,	and Recoupments	Waivers,	to Average Net
		Net Asset	Total	Net Assets,	Reimbursements	if any (Excluding	Reimbursements	Assets With	Portfolio
Redemption		Value, End	Investment	End of Period	and Recoupment	Dividend and	and Recoupments	Waivers and	Turnover
Fees*^		of Period	Return[1,2]	(000)	if any[5]	Interest Expense)	if any	Reimbursements	Rate

$—		$28.71	37.07%	$698,551	0.99%[6]	N/A	1.00%[6]	0.68%[6]	19%[7]
—		21.06	(7.88)	503,349	1.07	N/A	1.09	0.94	46
—		23.42	(9.92)	421,429	1.10	N/A	1.16	0.97	29
—		27.74	16.25	476,179	1.10	N/A	1.14	0.78	40
—		24.96	10.92	362,674	1.10	N/A	1.18	0.53	24
—	[3]	23.00	10.67	279,049	1.10	N/A	1.22	0.86	29

$—		$27.38	36.86%	$96,705	1.24%[6]	N/A	1.25%[6]	0.43%[6]	19%[7]
—		20.07	(8.07)	77,032	1.32	N/A	1.34	0.69	46
—		22.33	(10.20)	122,703	1.35	N/A	1.41	0.72	29
—		26.53	15.94	144,315	1.35	N/A	1.39	0.53	40
—		23.92	10.68	159,271	1.35	N/A	1.43	0.28	24
—	[3]	22.06	10.38	126,461	1.35	N/A	1.47	0.61	29

$—		$12.02	9.19%	$46,216	2.61%[6]	1.97%[6]	3.14%[6]	(1.01%)[6]	15%[7]
—		15.15	(5.78)	68,780	2.57	2.25	2.74	(0.81)	46
—		17.74	(6.05)	227,834	2.67	2.45	2.68	(0.94)	64
—		20.51	(1.38)	651,325	3.01	2.37	3.01	(1.62)	58
—		20.96	4.33	858,821	2.80	2.39	2.80	(1.21)	63
—	[3]	20.09	15.36	731,894	3.57	2.46	3.57	(1.79)	72

$—		$10.35	9.02%	$11,108	2.86%[6]	2.22%[6]	3.39%[6]	(1.26%)[6]	15%[7]
—		13.64	(5.99)	14,484	2.82	2.50	2.99	(1.06)	46
—		16.17	(6.27)	28,156	2.92	2.70	2.93	(1.19)	64
—		18.88	(1.65)	54,167	3.26	2.62	3.26	(1.87)	58
—		19.36	4.09	88,103	3.05	2.64	3.05	(1.46)	63
—	[3]	18.60	15.07	97,417	3.82	2.71	3.82	(2.04)	72

$—		$14.82	11.34%	$778,486	2.24%[6]	1.42%[6]	2.24%[6]	(0.62%)[6]	30%[7]
—		13.31	(10.13)	1,082,963	2.21	1.37	2.21	(0.01)	66
—		15.15	(4.05)	3,212,731	2.15	1.38	2.15	0.62	60
—		16.64	2.27	6,636,897	2.09	1.34	2.09	(0.19)	60
—		16.27	6.83	6,361,628	2.23	1.37	2.23	(0.75)	54
—	[3]	15.23	4.10	6,403,404	2.51	1.41	2.51	(0.38)[4]	53

$—		$14.46	11.15%	$16,376	2.49%[6]	1.67%[6]	2.49%[6]	(0.87%)[6]	30%[7]
—		13.01	(10.32)	24,436	2.46	1.62	2.46	(0.26)	66
—		14.81	(4.27)	54,570	2.40	1.63	2.40	0.37	60
—		16.31	2.00	118,905	2.34	1.59	2.34	(0.44)	60
—		15.99	6.60	211,455	2.48	1.63	2.48	(1.00)	54
—	[3]	15.00	3.88	259,400	2.76	1.66	2.76	(0.63)[4]	53
[3]	Amount is less than $0.005 per share.
[4]	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.10) and $(0.13) for Institutional Class and Investor Class, respectively. The ratio of net investment loss would have been (0.66)% and (0.91)% for Institutional Class and Investor Class, respectively.
[5]	Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.
[6]	Annualized
[7]	Not Annualized

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  65

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

			Net Realized	Net Increase/		Distributions
			and	(Decrease)	Dividends to	to	Total
	Net Asset	Net	Unrealized	in Net Assets	Shareholders	Shareholders	Dividend and
	Value,	Investment	Gain/	Resulting	from Net	from Net	Distributions
	Beginning	Income/	(Loss) on	from	Investment	Realized	to
	of Period	(Loss)*	Investments	Operations	Income	Gains	Shareholders
Boston Partners All-Cap Value Fund
Institutional Class
9/1/20 through 2/28/21†	$24.53	$0.11	$5.38	$5.49	$(0.21)	$(0.24)	$(0.45)
8/31/20	24.97	0.36	(0.08)	0.28	(0.37)	(0.35)	(0.72)
8/31/19	27.86	0.34	(1.76)	(1.42)	(0.29)	(1.18)	(1.47)
8/31/18	25.57	0.22	3.20	3.42	(0.18)	(0.95)	(1.13)
8/31/17	23.12	0.20	3.17	3.37	(0.27)	(0.65)	(0.92)
8/31/16	22.08	0.30	2.15	2.45	(0.30)	(1.11)	(1.41)
Investor Class
9/1/20 through 2/28/21†	$24.39	$0.07	$5.35	$5.42	$(0.15)	$(0.24)	$(0.39)
8/31/20	24.82	0.30	(0.09)	0.21	(0.29)	(0.35)	(0.64)
8/31/19	27.69	0.27	(1.75)	(1.48)	(0.21)	(1.18)	(1.39)
8/31/18	25.42	0.16	3.18	3.34	(0.12)	(0.95)	(1.07)
8/31/17	23.00	0.14	3.15	3.29	(0.22)	(0.65)	(0.87)
8/31/16	21.98	0.25	2.13	2.38	(0.25)	(1.11)	(1.36)
WPG Partners Small/Micro Cap Value Fund
Institutional Class
9/1/20 through 2/28/21†	$11.96	$0.06	$5.41	$5.47	$(0.09)	$—	$(0.09)
8/31/20	13.19	0.09	(1.26)	(1.17)	(0.06)	—	(0.06)
8/31/19	17.52	0.06	(3.36)	(3.30)	(0.05)	(0.98)	(1.03)
8/31/18	16.13	0.04	2.50	2.54	(0.06)	(1.09)	(1.15)
8/31/17	15.50	0.05	0.65	0.70	(0.07)	—	(0.07)
8/31/16	15.40	0.07	0.46	0.53	(0.10)	(0.33)	(0.43)
Boston Partners Global Equity Fund
Institutional Class
9/1/20 through 2/28/21†	$15.15	$0.08	$3.70	$3.78	$(0.35)	$—	$(0.35)
8/31/20	15.91	0.15	(0.67)	(0.52)	(0.24)	—	(0.24)
8/31/19	18.73	0.25	(1.79)	(1.54)	(0.18)	(1.10)	(1.28)
8/31/18	17.39	0.16	1.56	1.72	(0.12)	(0.26)	(0.38)
8/31/17	15.60	0.14	1.95	2.09	(0.30)	—	(0.30)
8/31/16	14.66	0.355	0.66	1.01	(0.05)	(0.02)	(0.07)
†	Unaudited.
*	Calculated based on average shares outstanding.
^	Effective January 1, 2016, the Funds do not impose a redemption fee. Prior to January 1, 2016, there was a 1.00% redemption fee on shares redeemed that were held 60 days or less on BP Global Equity Fund. The WPG Small/Micro Cap Value Fund had a 2.00% redemption fee on shares redeemed within 60 days of purchase. The redemption fees were retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

66  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)	Per Share Operating Performance

					Ratio of Expenses
					to Average
				Ratio of Expenses	Net Assets	Ratio of Expenses	Ratio of Net
				to Average	With Waivers,	to Average Net	Investment
				Net Assets	Reimbursements	Assets Without	Income/(Loss)
				With Waivers,	and Recoupments	Waivers,	to Average Net
	Net Asset	Total	Net Assets,	Reimbursements	if any (Excluding	Reimbursements	Assets With	Portfolio
Redemption	Value, End	Investment	End of Period	and Recoupment	Dividend and	and Recoupments	Waivers and	Turnover
Fees*^	of Period	Return[1,2]	(000)	if any[6]	Interest Expense)	if any	Reimbursements	Rate

$—	$29.57	22.51%	$1,313,788	0.80%[7]	N/A	0.84%[7]	0.81%[7]	30%[8]
—	24.53	0.84	1,053,301	0.80	N/A	0.84	1.46	37
—	24.97	(4.65)	1,561,229	0.80	N/A	0.82	1.34	33
—	27.86	13.70	1,853,976	0.80	N/A	0.80	0.83	33
—	25.57	14.88	1,370,288	0.80	N/A	0.88	0.83	27
—	23.12	11.68	1,016,106	0.77	N/A	0.96	1.41	30 [3]

$—	$29.42	22.36%	$243,287	1.05%[7]	N/A	1.09%[7]	0.56%[7]	30%[8]
—	24.39	0.59	220,927	1.05	N/A	1.09	1.21	37
—	24.82	(4.90)	320,962	1.05	N/A	1.07	1.09	33
—	27.69	13.44	510,737	1.05	N/A	1.05	0.58	33
—	25.42	14.56	426,904	1.05	N/A	1.13	0.58	27
—	23.00	11.39	347,954	1.02	N/A	1.21	1.16	30 [3]

$—	$17.34	45.92%	$25,526	1.10%[7]	N/A	1.31%[7]	0.88%[7]	74%[8]
—	11.96	(8.92)	19,150	1.10	N/A	1.31	0.74	123
—	13.19	(18.85)	22,273	1.10	N/A	1.23	0.40	79
—	17.52	16.16	32,436	1.09	N/A	1.11	0.23	80
—	16.13	4.50	30,781	1.10	N/A	1.29	0.30	78
—	15.50	3.74	33,929	1.10	N/A	1.55	0.47	62

$—	$18.58	25.05%	$161,442	0.97%[7]	N/A	1.06%[7]	0.94%[7]	56%[8]
—	15.15	(3.40)	177,470	0.95	N/A	1.22	0.96	118
—	15.91	(7.92)	683,649	0.95	N/A	1.03	1.55	97
—	18.73	9.93	666,271	0.95	N/A	1.03	0.88	80
—	17.39	13.59	590,525	0.95	N/A	1.04	0.84	83
—	15.60	6.90	415,999	0.95	N/A	1.10	2.38 [5]	80
[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Portfolio turnover rate excludes securities delivered/received from processing redemptions/subscriptions in-kind.
[4]	Amount is less than $0.005.
[5]	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.18. The ratio of net investment income would have been 1.25%.
[6]	Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.
[7]	Annualized
[8]	Not Annualized

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  67

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

			Net Realized	Net Increase/		Distributions
			and	(Decrease)	Dividends to	to	Total
	Net Asset	Net	Unrealized	in Net Assets	Shareholders	Shareholders	Dividend and
	Value,	Investment	Gain/	Resulting	from Net	from Net	Distributions
	Beginning	Income/	(Loss) on	from	Investment	Realized	to
	of Period	(Loss)*	Investments	Operations	Income	Gains	Shareholders
Boston Partners Global Long/Short Fund
Institutional Class
9/1/20 through 2/28/21†	$9.72	$(0.01)	$1.51	$1.50	$(0.01)	$—	$(0.01)
8/31/20	10.74	0.01	(0.89)	(0.88)	(0.14)	—	(0.14)
8/31/19	11.52	0.07	(0.65)	(0.58)	—	(0.20)	(0.20)
8/31/18	11.34	(0.01)	0.19	0.18	—	—	—
8/31/17	10.90	(0.11)	0.57	0.46	(0.02)	—	(0.02)
8/31/16	10.55	0.057	0.34	0.39	—	(0.04)	(0.04)
Investor Class
9/1/20 through 2/28/21†	$9.61	$(0.02)	$1.48	$1.46	$—	$—	$—
8/31/20	10.61	(0.02)	(0.88)	(0.90)	(0.10)	—	(0.10)
8/31/19	11.40	0.05	(0.84)	(0.79)	—	—	—
8/31/18	11.25	(0.04)	0.19	0.15	—	—	—
8/31/17	10.85	(0.13)	0.54	0.41	(0.01)	—	(0.01)
8/31/16	10.51	0.027	0.36	0.38	—	(0.04)	(0.04)
Boston Partners Emerging Markets Dynamic Equity Fund
Institutional Class
9/1/20 through 2/28/21†	$11.23	$(0.05)	$1.52	$1.47	$(0.94)	$—	$(0.94)
8/31/20	10.45	0.19	0.82	1.01	(0.23)	—	(0.23)
8/31/19	10.49	0.04	(0.03)	0.01	—	(0.05)	(0.05)
8/31/18	12.12	(0.05)	(0.87)	(0.92)	(0.26)	(0.45)	(0.71)
8/31/17	11.15	(0.07)	1.96	1.89	(0.82)	(0.10)	(0.92)
12/15/15** through 8/31/16	10.00	(0.09)	1.24	1.15	—	—	—
Boston Partners Emerging Markets Fund
Institutional Class
9/1/20 through 2/28/21†	$9.79	$0.02	$2.38	$2.40	$(0.08)	$—	$(0.08)
8/31/20	9.18	0.21	0.89	1.10	(0.49)	—	(0.49)
8/31/19	9.13	0.13	(0.08)	0.05	—	—	—
10/17/17** through 8/31/18	10.00	0.05	(0.86)	(0.81)	(0.06)	—	(0.06)
Boston Partners Global Equity Advantage Fund
Institutional Class
9/1/20 through 2/28/21†	$9.96	$0.05	$2.31	$2.36	$(0.12)	$—	$(0.12)
8/31/20	10.57	0.23	(0.59)	(0.36)	$(0.21)	(0.04)	(0.25)
5/29/19** through 8/31/19	10.00	0.05	0.52	0.57	—	—	—
†	Unaudited.
*	Calculated based on average shares outstanding, unless otherwise noted.
**	Commencement of operations.
^	Effective January 1, 2016, the Funds do not impose a redemption fee. Prior to January 1, 2016, there was a 1.00% redemption fee on shares redeemed that were held 60 days or less on BP Global Long/Short Fund. The redemption fees were retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

68  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (CONCLUDED)	Per Share Operating Performance

						Ratio of Expenses
						to Average
					Ratio of Expenses	Net Assets	Ratio of Expenses	Ratio of Net
					to Average	With Waivers,	to Average Net	Investment
					Net Assets	Reimbursements	Assets Without	Income/(Loss)
					With Waivers,	and Recoupments	Waivers,	to Average Net
		Net Asset	Total	Net Assets,	Reimbursements	if any (Excluding	Reimbursements	Assets With	Portfolio
Redemption		Value, End	Investment	End of Period	and Recoupment	Dividend and	and Recoupments	Waivers and	Turnover
Fees*^		of Period	Return[1,2]	(000)	if any[8]	Interest Expense)	if any	Reimbursements	Rate

$—		$11.21	15.41%	$111,843	2.30%[5]	1.83%[5]	2.27%[5]	(0.18%)[5]	57%[6]
—		9.72	(8.30)	130,857	2.46	1.75	2.46	0.07	125
—		10.74	(5.00)	611,254	2.47	1.65	2.47	0.69	99
—		11.52	1.59	913,237	2.34	1.65	2.34	(0.11)	85
—		11.34	4.26	1,008,234	2.63	1.70	2.63	(0.94)	109
—	[4]	10.90	3.74	853,621	2.99	1.74	2.99	0.47 [7]	137

$—		$11.07	15.19%	$5,977	2.55%[5]	2.08%[5]	2.52%[5]	(0.43%)[5]	57%[6]
—		9.61	(8.55)	6,308	2.71	2.00	2.71	(0.18)	125
—		10.61	(5.14)	14,610	2.72	1.90	2.72	0.44	99
—		11.40	1.33	23,987	2.59	1.90	2.59	(0.36)	85
—		11.25	3.92	34,030	2.88	1.95	2.88	(1.17)	109
—	[4]	10.85	3.66	31,294	3.24	1.99	3.24	0.22 [7]	137

$—		$11.76	13.37%	$72,495	2.05%[5]	1.40%[5]	2.34%[5]	(0.94%)[5]	79%[6]
—		11.23	9.75	60,176	1.66	1.49	2.19	1.81	219
—		10.45	0.18	58,424	1.96	1.96	2.44	0.43	186
—		10.49	(8.11)	58,245	2.00	2.00	2.37	(0.47)	222
—		12.12	18.71	56,829	2.13	2.06	2.99	(0.60)	184
—		11.15	11.50	10,938	3.87 [5]	2.10 [5]	7.82 [5]	(1.26)[5]	229 [3,6]

$—		$12.11	24.54%	$24,394	1.00%[5]	N/A	1.72%[5]	0.32%[5]	67%[6]
—		9.79	12.05	16,508	1.06	N/A	2.39	2.29	177
—		9.18	0.55	9,468	1.07	N/A	2.89	1.41	155
—		9.13	(8.11)	8,296	1.10 [5]	N/A	2.95 [5]	0.58 [5]	146 [6]

$—		$12.20	23.79%	$43,344	0.76%[5]	N/A	1.43%[5]	0.88%[5]	38%[6]
—		9.96	(3.53)	35,037	0.58	N/A	1.70	2.34	124
—		10.57	5.70	26,429	0.25	N/A	1.88	1.69	16
[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Portfolio turnover rate excludes securities delivered/received from processing redemptions/subscriptions in-kind.
[4]	Amount is less than $0.005.
[5]	Annualized.
[6]	Not Annualized.
[7]	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $(0.09) and $(0.12) for Institutional Class and Investor Class, respectively. The ratio of net investment income (loss) would have been (0.88)% and (1.13)% for Institutional Class and Investor Class, respectively.
[8]	Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2021  |  69

BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

February 28, 2021

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-six separate investment portfolios, including Boston Partners Small Cap Value Fund II (“BP Small Cap Value Fund II”), Boston Partners Long/Short Equity Fund (“BP Long/Short Equity Fund”), Boston Partners Long/Short Research Fund (“BP Long/Short Research Fund”), Boston Partners All-Cap Value Fund (“BP All-Cap Value Fund”), Boston Partners Global Equity Fund (“BP Global Equity Fund”), Boston Partners Global Long/Short Fund (“BP Global Long/Short Fund”), Boston Partners Emerging Markets Dynamic Equity Fund (formerly known as Boston Partners Emerging Markets Long/Short Fund) (“BP Emerging Markets Dynamic Equity Fund”), Boston Partners Emerging Markets Fund (“BP Emerging Markets Fund”) and Boston Partners Global Equity Advantage Fund (“BP Global Equity Advantage Fund”) (collectively the “BP Funds”), and WPG Partners Small/Micro Cap Value Fund (“WPG Small/Micro Cap Value Fund” and, collectively with the BP Funds, the “Funds”). As of the end of the reporting period, the Funds (other than the WPG Small/Micro Cap Value Fund, BP Emerging Markets Dynamic Equity Fund, BP Emerging Markets Fund and BP Global Equity Advantage Fund) each offer two classes of shares, Institutional Class and Investor Class. As of the end of the reporting period, Investor Class shares of the BP Global Equity Fund have not been issued. The WPG Small/Micro Cap Value Fund, BP Emerging Markets Dynamic Equity Fund, BP Emerging Markets Fund and BP Global Equity Advantage Fund are single class funds, offering only the Institutional Class of shares.

RBB has authorized capital of one hundred billion shares of common stock of which 87.923 billion shares are currently classified into one hundred and ninety classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of BP Small Cap Value Fund II and BP All-Cap Value Fund is to seek long-term growth of capital primarily through investment in equity securities. The investment objective of BP Global Equity Fund, BP Global/Long Short Fund, BP Emerging Markets Fund, BP Emerging Markets Dynamic Equity Fund and BP Global Equity Advantage Fund is to seek long-term capital growth. The investment objective of BP Long/Short Equity Fund is to seek long-term capital appreciation while reducing exposure to general equity market risk. The investment objective of WPG Small/Micro Cap Value Fund is to seek appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations. The investment objective of BP Long/Short Research Fund is to seek long-term total return.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies.”

The end of the reporting period for the Funds is February 28, 2021, and the period covered by these Notes to Financial Statements is the six months ended February 28, 2021 (the “current fiscal period”).

PORTFOLIO VALUATION —Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m Eastern time) on each day the NYSE is open. Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of the investment companies (which may use fair value pricing as disclosed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements,

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aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

•	Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used to value each Fund’s investments as of the end of the reporting period is included in each Fund’s Portfolio of Investments.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal year, the Funds had no significant level 3 investments or transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Offering costs are amortized for a new fund and accrued over a 12-month period from the inception date of the fund. Offering costs are charged directly to the fund in which they are incurred. Expenses and fees, including investment advisory, offering costs, and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify or continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

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FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statements of Operations.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss from such claims to be remote.

CURRENCY RISK — The Funds invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Funds are determined on the basis of U.S. dollars, the Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Funds’ holdings in foreign securities.

EMERGING MARKETS RISK — The BP Emerging Markets Dynamic Equity Fund and the BP Emerging Markets Fund invest in emerging market instruments which are subject to certain credit and market risks. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities and currency markets of the United States and other developed markets. Disclosure and regulatory standards in many respects are less stringent than in other developed markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristics of more developed countries.

FOREIGN SECURITIES MARKET RISK — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

OPTIONS WRITTEN — The Funds may enter into options written for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on exchanges regulated by the Commodity Futures Trading Commission or on other non-U.S. exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write OTC options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains

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or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As of the end of the reporting period, all of the Funds’ written options are exchange-traded options.

During the current fiscal period, the Funds’ average quarterly volume of options transactions was as follows:

FUND	PURCHASED OPTIONS (COST)	WRITTEN OPTIONS (PROCEEDS)
BP Long/Short Equity Fund	$—	$329,021
BP Global Long/Short Fund	—	995,800

SHORT SALES — When the investment adviser believes that a security is overvalued, the BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Dynamic Equity Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

In accordance with the terms of its prime brokerage agreements, a Fund may receive rebate income or be charged a fee for borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as interest income or interest expense. During the current fiscal period, the BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Dynamic Equity Fund had net income/(charges) of $(185,243), $(841,360), $(90,830) and $(141,568), respectively, on borrowed securities. Such amounts are included in prime broker interest expense on the Statements of Operations.

As of the end of the reporting period, BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund had securities sold short valued at $26,708,532, $300,828,621 $32,057,853 and $6,766,278, respectively, for which securities of $29,152,853, $271,434,804, $23,245,733 and $11,288,079 and deposits of $27,420,574, $295,947,108, $31,992,320 and $6,654,853, respectively, were pledged as collateral.

In accordance with Special Custody and Pledge Agreements with Goldman Sachs & Co. (“Goldman Sachs”) (the Funds’ prime broker), BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund may borrow from Goldman Sachs to the extent necessary to maintain required margin cash deposits on short positions. Interest on such borrowings is charged to the Fund based on the LIBOR rate plus an agreed upon spread.

The BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund utilized cash borrowings from Goldman Sachs to meet required margin cash deposits as follows during the current fiscal period:

BP LONG/SHORT EQUITY FUND			BP LONG/SHORT RESEARCH FUND
DAYS UNITIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE	DAYS UNITIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE
179	EUR 6,588	0.14%	92	AUD 692,314	0.47%
179	USD 3,079,837	0.51%	119	CAD 5	0.00%
			108	CHF 170,771	0.37%
			149	EUR 573,564	0.14%
			163	GBP 621,508	0.45%
			162	HKD 7,405,947	0.51%
			143	ILS 169,450	0.52%
			152	JPY 138,817,828	0.38%
			179	MXN 0	0.00%
			98	NOK 1,762,518	0.42%
			116	SEK 908,312	0.37%
			99	USD 8,955,009	0.51%

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BP GLOBAL LONG/SHORT FUND			BP EMERGING MARKETS DYNAMIC EQUITY FUND
DAYS UNITIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE	DAYS UNITIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE
33	AUD 7,627	0.54%	1	EUR 4,598	0.16%
25	CAD 10,899	0.62%	1	HKD 343,422	0.58%
1	GBP 133,516	0.45%	140	USD 110,868	0.51%
20	HKD 20,041	0.49%
137	JPY 2,022,972	0.38%
20	SEK 59,125	0.37%
111	USD 136,792	0.51%

The BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund incurred interest expense during the current fiscal period on such borrowings, in the amount of $7,824, $19,085, $254 and $221, respectively.

CONTRACTS FOR DIFFERENCE — The BP Long/Short Research Fund, BP Global Long/Short Fund, BP Emerging Markets Dynamic Equity Fund and BP Emerging Markets Fund (for this section only, each a “Fund”) may enter into Contracts for Differences (“CFDs”). CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded OTC. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Periodic payments made or received are recorded as realized gains or losses. Entering into CFDs involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. CFDs outstanding at period end, if any, are listed on the Portfolio of Investments. As of the end of the reporting period, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund had cash deposits for contracts for difference of $470,000, $110,000 and $2,695,801, respectively, which were pledged as collateral. In connection with CFDs, cash or securities may be segregated as collateral by the Funds’ custodian. As of the end of the reporting period, the BP Long/Short Research Fund, BP Global Long/Short Fund, BP Emerging Markets Dynamic Equity Fund and the BP Emerging Markets Fund held CFDs.

During the current fiscal period, the average volume of CFDs was as follows:

FUND	NOTIONAL AMOUNT LONG	NOTIONAL AMOUNT SHORT
BP Long/Short Research Fund	$4,227,757	$18,750,640
BP Global Long/Short Fund	913,256	3,873,297
BP Emerging Markets Dynamic Equity Fund	18,732,987	20,792,290
BP Emerging Markets Fund	1,350,815	—

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The following is a summary of CFD’s that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements) as of the end of the reporting period:

		GROSS AMOUNT NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES				GROSS AMOUNT NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND	GROSS AMOUNTS OF RECOGNIZED ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT[1]	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED[2]	NET AMOUNT[3]
BP Long/Short Research Fund
Goldman Sachs	$239,806	$28,497	$—	$211,309	$28,497	$28,497	$—	$—
Macquarie	44,010	—	—	44,010	—	—	470,000	—
Morgan Stanley	15,307	—	—	15,307	—	—	—	—
Total	$299,123	$28,497	$—	$270,626	$28,497	$28,497	$470,000	$—
BP Global Long/Short Fund
Goldman Sachs	$199,435	$126,858	$—	$72,577	$126,858	$126,858	$—	$—
Macquarie	29,432	18,138	—	11,294	18,138	18,138	110,000	—
Morgan Stanley	8,124	8,124	—	—	1,200	8,124	—	—
Total	$236,991	$153,120	$—	$83,871	$146,196	$153,120	$110,000	$—
BP Emerging Markets Dynamic Equity Fund
Goldman Sachs	$656,835	$656,835	$—	$—	$1,742,768	$656,835	$765,157	$320,776
HSBC	187,973	87,970	—	100,003	87,970	87,970	380,000	—
Macquarie	2,264	—	—	2,264	—	—	4,859	—
Morgan Stanley	237,396	25,788	—	211,608	25,788	25,788	1,545,785	—
Total	$1,084,468	$770,593	$—	$313,875	$1,856,526	$770,593	$2,695,801	$320,776
BP Emerging Markets Fund
Goldman Sachs	$37,326	$27,175	$—	$10,151	$27,175	$27,175	$—	$—
Total	$37,326	$27,175	$—	$10,151	$27,175	$27,175	$—	$—

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Actual collateral pledged may be more than the amount shown.
[3]	Net amount represents the net amount payable to the counterparty in the event of default.

2.	INVESTMENT ADVISERS AND OTHER SERVICES

Boston Partners Global Investors, Inc. (“Boston Partners” or the “Adviser”) serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table. Campbell & Company Investment Adviser LLC is a co-adviser to BP Global Equity Advantage Fund and is entitled to 50% of the Advisory Fee.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Caps as applicable: short sale dividend expense, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation for all the Funds (other than the BP Global Equity Advantage Fund) is in effect until February 28, 2022 and may not be terminated without the approval of the Board. For the BP Global Equity Advantage Fund, the contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after these dates.

		EXPENSE CAPS
FUND	ADVISORY FEE	INSTITUTIONAL CLASS	INVESTOR CLASS
BP Small Cap Value Fund II	0.85%	0.99%	1.24%
BP Long/Short Equity Fund	2.25	1.96	2.21
BP Long/Short Research Fund	1.25	1.50	1.75
BP All-Cap Value Fund	0.70	0.80	1.05
WPG Partners Small/Micro Cap Value Fund*	0.80	1.10	N/A
BP Global Equity Fund	0.90	0.95	1.20
BP Global Long/Short Fund	1.50	2.00	2.25
BP Emerging Markets Dynamic Equity Fund	1.25	1.40	N/A
BP Emerging Markets Fund	0.75	1.00	N/A
BP Global Equity Advantage Fund	1.00	1.05	N/A

*	0.80% of net asset up to $500 million, 0.75% of net assets in excess of $500 million.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

February 28, 2021

The Adviser may recoup from each Fund fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding brokerage commissions, short sale dividend expense, taxes, interest expense, and any extraordinary expenses) to exceed the Expense Caps of each class of each Fund that were in effect at the time the fees and expenses were paid, waived, or absorbed by the Adviser, as well as the Expense Caps that are currently in effect, if different.

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

FUND	GROSS ADVISORY FEES	WAIVERS AND/OR REIMBURSEMENTS*	RECOUPMENTS	NET ADVISORY FEES
BP Small Cap Value Fund II	$2,835,689	$(37,502)	$1,220	$2,799,407
BP Long/Short Equity Fund	799,763	(185,928)	—	613,835
BP Long/Short Research Fund	5,698,410	—	—	5,698,410
BP All-Cap Value Fund	4,644,477	(277,618)	—	4,366,859
WPG Partners Small/Micro Cap Value Fund	85,016	(22,801)	—	62,215
BP Global Equity Fund	663,366	(71,072)	—	592,294
BP Global Long/Short Fund	924,184	—	—	924,184
BP Emerging Markets Dynamic Equity Fund	415,098	(95,428)	—	319,670
BP Emerging Markets Fund	72,497	(69,774)	—	2,723
BP Global Equity Advantage Fund	189,994	(127,790)	—	62,204

As of the end of the reporting period, the Funds had amounts available for recoupment as follows:

FUND	August 31, 2022	August 31, 2023	August 31, 2024	TOTAL
BP Small Cap Value Fund II	$406,176	$148,231	$37,502	$591,909
BP Long/Short Equity Fund	45,543	185,928	185,928	417,399
BP All-Cap Value Fund	476,070	277,618	277,618	1,031,306
WPG Partners Small/Micro Cap Value Fund	35,330	22,801	22,801	80,932
BP Global Equity Fund	608,508	71,072	71,072	750,652
BP Emerging Markets Dynamic Equity Fund	291,221	95,428	95,428	482,077
BP Emerging Markets Fund	162,027	69,774	69,774	301,575
BP Global Equity Advantage Fund	110,276	127,790	127,790	365,856

*	Includes Acquired fund fees and expenses. Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

The Board has approved a Distribution Agreement for the Funds and adopted separate Plans of Distribution for the Investor Class Shares of each BP Fund (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, Quasar Distributors, LLC (the “Underwriter”) is entitled to receive from each Fund a distribution fee with respect to the Investor Class Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Investor Class Shares. Amounts paid to the Distributor under the Plans may be used by the Distributor to cover expenses that are related to (i) the sale of the Investor Class Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Class Shares, all as set forth in the Plans.

3.	DIRECTOR AND OFFICER COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

76  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

february 28, 2021

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments and derivative transactions) of the Funds were as follows:

FUND	PURCHASES	SALES
BP Small Cap Value Fund II	$119,688,340	$122,041,932
BP Long/Short Equity Fund	10,112,462	50,177,890
BP Long/Short Research Fund	268,065,269	819,948,377
BP All-Cap Value Fund	408,426,104	398,304,327
WPG Partners Small/Micro Cap Value Fund	15,367,338	17,691,405
BP Global Equity Fund	81,219,972	124,956,255
BP Global Long/Short Fund	67,213,727	121,473,392
BP Emerging Markets Dynamic Equity Fund	38,730,526	40,123,602
BP Emerging Markets Fund	15,581,035	11,731,136
BP Global Equity Advantage Fund	14,530,675	14,193,824

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. CAPITAL SHARE TRANSACTIONS

As of the end of the reporting period, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized except for the Institutional Class Shares of the BP Long/Short Research Fund, BP Global Long/Short Fund and WPG Small/Micro Cap Value Fund, which have 750,000,000 shares, 300,000,000 shares and 50,000,000 shares, respectively, of $0.001 par value common stock authorized.

6. RESTRICTED SECURITIES

Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

As of the end of the reporting period, the Funds did not hold any restricted securities that were illiquid.

7. FEDERAL INCOME TAX INFORMATION

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
BP Small Cap Value Fund II	$552,034,919	$131,481,178	$(49,151,254)	$82,329,924
BP Long/Short Equity Fund	73,979,493	26,610,917	(11,703,093)	14,907,824
BP Long/Short Research Fund	890,136,870	348,689,861	(182,433,757)	166,256,104
BP All-Cap Value Fund	1,093,944,273	356,556,152	(65,459,524)	291,096,628
WPG Small/Micro Cap Value Fund	21,657,283	2,737,022	(2,339,943)	397,079
BP Global Equity Fund	178,617,646	29,862,906	(18,707,178)	11,155,728
BP Global Long/Short Fund	127,400,791	27,913,506	(27,019,474)	894,032
BP Emerging Markets Dynamic Equity Fund	53,685,528	6,586,408	(5,109,081)	1,477,327
BP Emerging Markets Fund	15,307,184	2,435,899	(1,246,676)	1,189,223
BP Global Equity Advantage Fund	34,080,015	3,589,782	(2,589,486)	1,000,296

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying

Semi-Annual Report 2021  |  77

BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

february 28, 2021

financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2020 were reclassified among the following accounts. They are primarily attributable to net investment loss, deemed distributions due to shareholder redemptions and investments in partnerships.

FUND	DISTRIBUTABLE EARNINGS/(LOSS)	PAID-IN CAPITAL
BP Small Cap Value Fund II	$—	$—
BP Long/Short Equity Fund	1,797,443	(1,797,443)
BP Long/Short Research Fund	(1,816,049)	1,816,049
BP All—Cap Value Fund	(17,626,580)	17,626,580
WPG Small/Micro Cap Value Fund	—	—
BP Global Equity Fund	—	—
BP Global Long/Short Fund	—	—
BP Emerging Markets Dynamic Equity Fund	—	—
BP Emerging Markets Fund	—	—
BP Global Equity Advantage Fund	—	—

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	QUALIFIED LATE-YEAR LOSS DEFERRAL	OTHER TEMPORARY DIFFERENCES	UNREALIZED APPRECIATION/ (DEPRECIATION)
BP Small Cap Value Fund II	$1,243,496	$—	$—	$(50,665,332)	$—	$82,329,924
BP Long/Short Equity Fund	—	23,768,788	—	(775,181)	—	15,062,040
BP Long/Short Research Fund	—	—	—	(15,368,510)	(42,817)	169,525,534
BP All-Cap Value Fund	9,728,866	11,862,937	—	—	—	291,096,750
WPG Small/Micro Cap Value Fund	144,307	—	(4,997,743)	—	—	397,079
BP Global Equity Fund	2,483,105	—	(44,714,757)	—	—	11,211,783
BP Global Long/Short Fund	71,671	—	(38,967,945)	—	(27,207)	982,469
BP Emerging Markets Dynamic Equity Fund	4,742,594	—	(5,466,295)	—	—	1,481,709
BP Emerging Markets Fund	129,801	—	(1,747,300)	—	—	1,187,560
BP Global Equity Advantage Fund	226,713	—	(2,194,825)	—	—	1,002,626

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2020 was as follows:

	2020
FUND	ORDINARY INCOME	LONG-TERM GAINS	TOTAL
BP Small Cap Value Fund II	$6,975,898	$7,342,323	$14,318,221
BP Long/Short Equity Fund	—	18,723,860	18,723,860
BP Long/Short Research Fund	40,387,000	28,936,257	69,323,257
BP All-Cap Value Fund	27,893,874	18,747,281	46,641,155
WPG Small/Micro Cap Value Fund	108,852	—	108,852
BP Global Equity Fund	10,116,438	—	10,116,438
BP Global Long/Short Fund	7,319,397	—	7,319,397
BP Emerging Markets Dynamic Equity Fund	1,296,540	—	1,296,540
BP Emerging Markets Fund	503,507	—	503,507
BP Global Equity Advantage Fund	633,996	—	633,996

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

78  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

February 28, 2021

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2020, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2020.

For the fiscal year ended August 31, 2020, the following Funds deferred to September 1, 2020, the following qualified late-year losses.

FUND	LATE-YEAR ORDINARY LOSS DEFERRAL	POST-OCTOBER CAPITAL LOSS DEFERRAL
BP Small Cap Value Fund II	$ —	$50,665,332
BP Long/Short Equity Fund	775,181	—
BP Long/Short Research Fund	15,368,510	—
BP All-Cap Value Fund	—	—
WPG Small/Micro Cap Value Fund	—	—
BP Global Equity Fund	—	—
BP Global Long/Short Fund	—	—
BP Emerging Markets Dynamic Equity Fund	—	—
BP Emerging Markets Fund	—	—
BP Global Equity Advantage Fund	—	—

Accumulated capital losses represent net capital loss carryforwards as of August 31, 2020 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of August 31, 2020, the WPG Small/Micro Cap Value Fund had short-term post-enactment capital losses of $1,924,714 and long-term post-enactment capital losses of $3,073,029. The BP Global Equity Fund had short-term post-enactment capital losses of $44,714,757. The BP Global Long/Short Fund had short-term post-enactment capital losses of $38,967,945. The BP Emerging Markets Dynamic Equity Fund had short-term post-enactment capital losses of $5,466,295. The BP Emerging Markets Fund had short-term post-enactment capital losses of $1,353,370 and long-term post-enactment capital losses of $393,930. The BP Global Equity Advantage Fund had short-term post-enactment capital losses of $2,194,825. The capital losses can be carried forward for an unlimited period.

8. SECURITIES LENDING

Securities may be loaned to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board, is invested in short-term investments. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Boston Partners to be of good standing and only when, in Boston Partners’ judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. Investments purchased with proceeds from securities lending are overnight and continuous. During the current fiscal period, the Funds participated in securities lending. The market value of securities on loan and cash collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such loans were as follows:

FUND	MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
BP Small Cap Value Fund II	$59,065,413	$60,212,726	$23,591
BP Long/Short Equity Fund	6,883,346	7,101,726	8,367
BP All-Cap Value Fund	68,243,685	70,344,238	23,212
WPG Small/Micro Cap Value Fund	2,982,794	3,077,226	3,579
BP Global Equity Fund	10,252,587	10,613,155	2,325

Securities lending transactions are entered into by the Funds’ securities lending agent on behalf of the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds’ securities lending agent on behalf of the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable on behalf of the Funds to the

Semi-Annual Report 2021  |  79

BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

february 28, 2021

same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds’ open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

				GROSS AMOUNT NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND	GROSS AMOUNT OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNT OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT
BP Small Cap Value Fund II	$59,065,413	—	$59,065,413	$(59,065,413)	—	—
BP Long/Short Equity Fund	6,883,346	—	6,883,346	(6,883,346)	—	—
BP All-Cap Value Fund	68,243,685	—	68,243,685	(68,243,685)	—	—
WPG Small/Micro Cap Value Fund	2,982,794	—	2,982,794	(2,982,794)	—	—
BP Global Equity Fund	10,252,587	—	10,252,587	(10,252,587)	—	—

1	Amount disclosed is limited to the amount of assets presented in the Statements of Assets and Liabilites. Actual collateral received may be more than the amount shown.

9. LINE OF CREDIT

The Company, on behalf of the Funds, has established a line of credit (“LoC”) with the Custodian to be used for temporary or emergency purposes, primarily for financing redemption payments. Any loan issued to a Fund utilizing the LoC (each, a “Borrowing Fund” and together, the “Borrowing Funds”) is secured by securities held in the Borrowing Fund’s portfolio. The LoC will mature, unless renewed, on September 14, 2021. Borrowing under the LoC is limited to the lesser of (i) $100,000,000, (ii) 20.0% of the gross market value of a Borrowing Fund, or (iii) 33 1/3% of the net market value of the unencumbered assets of a Borrowing Fund. The interest rate paid by the Borrowing Funds on outstanding borrowings is equal to the prime lending rate of the Custodian, which was 3.25% at February 28, 2021.

During the current fiscal period, the Funds’ LoC borrowing activity was as follows:

	AVERAGE BORROWINGS	MAXIMUM AMOUNT OUTSTANDING	INTEREST EXPENSE	AVERAGE INTEREST RATE
BP Small Cap Value Fund II	$1,832,207	$2,514,000	$9,594	3.25%
BP Long/Short Equity Fund	1,100,857	5,169,000	3,478	3.25%
BP Long/Short Research Fund	7,482,582	32,505,000	37,153	3.25%
WPG Partners Small/Micro Cap Value Fund	79,091	239,000	79	3.25%
BP Global Equity Fund	12,698,818	32,009,000	12,611	3.25%
BP Global Long/Short Fund	76,000	76,000	21	3.25%
BP Global Equity Advantage Fund	78,800	88,000	36	3.25%

10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

80  |  Semi-Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	(unaudited)

OTHER INFORMATION

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (888) 261-4073 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Semi-Annual Report 2021  |  81

INVESTMENT ADVISER	CUSTODIAN
Boston Partners Global Investors, Inc.	U.S. Bank, N.A.
1 Beacon Street, 30th Floor	1555 North Rivercenter Drive, Suite 302
Boston, MA 02108	Milwaukee, WI 53212

ADMINISTRATOR AND TRANSFER AGENT	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
U.S. Bancorp Fund Services, LLC	Ernst & Young LLP
P.O. Box 701	One Commerce Square
Milwaukee, WI 53201	2005 Market Street, Suite 700
PRINCIPAL UNDERWRITER	Philadelphia, PA 19103
Quasar Distributors, LLC	LEGAL COUNSEL
111 E. Kilbourn Ave., Suite 2200	Faegre Drinker Biddle & Reath LLP
Milwaukee, WI 53202	One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

BOS-SAR21

Campbell Advantage Fund

of

THE RBB FUND, INC.

Semi-Annual Report

February 28, 2021

(Unaudited)

Campbell Advantage Fund

Performance Data
February 28, 2021 (Unaudited)

Average annual total returns for the periods ended February 28, 2021
	SIX MONTHS(1)	ONE YEAR	SINCE INCEPTION (2)
Class I Shares	15.99%	4.60%	-1.23%
Barclay Hedge BTOP50 Index(3)	7.83%	9.14%	6.43%

(1)	Not annualized.

(2)	Inception date of the Fund is May 31, 2019.

(3)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

The Fund intends to elect to be treated and to qualify each year, as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code (“Code”). To maintain qualification for federal income tax purposes as a RIC under the Code, the Fund must meet certain source-of-income, asset diversification and distribution of its income requirements. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns.

The BarclayHedge BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading adviser programs, as measured by assets under management, are selected for inclusion in the BTOP50. The index portfolio is equally weighted among the selected programs at the beginning of each calendar year and rebalanced annually. It is impossible to invest directly in an index.

Portfolio composition is subject to change.

1

Campbell Advantage Fund

Fund Expense Example

February 28, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from September 1, 2020 through February 28, 2021, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six- Month Total Investment Return for the Fund
Actual	$ 1,000.00	$ 1,159.90	$ 6.59	1.23%	15.99%
Hypothetical (5% return before expenses)	1,000.00	1,018.70	6.16	1.23	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period September 1, 2020 to February 28, 2021, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account value on the first line in the tables is based on the actual six-month total investment return for the Fund.

2

Campbell Advantage Fund

Consolidated Portfolio Holdings Summary Table

February 28, 2021 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	48.0%	$4,019,648
Money Market Deposit Account	17.1	1,440,106
OTHER ASSETS IN EXCESS OF LIABILITIES (including futures and forward foreign currency contracts)	34.9	2,922,107
NET ASSETS	100.0%	$8,381,861

The Fund seeks to achieve its investment objective by allocating its assets among derivatives and fixed income securities.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.
3

Campbell Advantage Fund

Consolidated Portfolio of Investments

February 28, 2021 (Unaudited)

	Coupon*	Maturity Date	Par (000’s)	Value
SHORT-TERM INVESTMENTS — 48.0%
U.S. TREASURY OBLIGATIONS — 48.0%
United States Treasury Bill	0.091%	03/11/21	$550	$549,996
United States Treasury Bill	0.050%	04/01/21	1,100	1,099,969
United States Treasury Bill	0.081%	04/15/21	500	499,981
United States Treasury Bill	0.017%	05/13/21	600	599,954
United States Treasury Bill	0.050%	07/15/21	350	349,947
United States Treasury Bill	0.020%	08/12/21	920	919,801

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $4,019,717)				4,019,648

			Number of Shares (000’s)
MONEY MARKET DEPOSIT ACCOUNT — 17.1%
U.S. Bank Money Market Deposit Account, 0.10% (a)			1,440	1,440,106

TOTAL MONEY MARKET DEPOSIT ACCOUNT INVESTMENTS
(Cost $1,440,106)				1,440,106

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,459,823)				5,459,754

TOTAL INVESTMENTS — 65.1%
(Cost $5,459,823)				5,459,754

OTHER ASSETS IN EXCESS OF LIABILITIES — 34.9%				2,922,107
NET ASSETS — 100.0%				$8,381,861

*	Short-term investments’ coupon reflects the annualized yield on the date of purchase for discounted investments.
(a)	The rate shown is as of February 28, 2021.

The accompanying notes are an integral part of the consolidated financial statements.
4

Campbell Advantage Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Futures contracts outstanding as of February 28, 2021 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3-Month Euro Euribor	Mar-22	41	$12,427,728	$(9,965)
90-DAY Bank Bill	Mar-22	45	34,609,804	(5,610)
90-Day Euro	Jun-22	174	43,389,075	(22,128)
90-Day Sterling	Mar-22	48	8,342,087	(16,222)
Australian 3-Year Bond	Mar-21	57	5,122,581	(26,844)
Brent Crude	Jun-21	6	382,380	(3,370)
Cocoa	May-21	3	78,120	1,271
Coffee	May-21	3	154,688	7,378
Corn	May-21	21	574,875	(348)
Cotton No.2	May-21	17	755,055	3,454
Euro-BTP	Mar-21	6	1,084,446	(11,952)
Gasoline RBOB	Apr-21	5	409,605	35,428
Live Cattle	Apr-21	2	96,000	(2,916)
London Metals Exchange Aluminum	Mar-21	30	1,598,813	140,263
London Metals Exchange Aluminum	Jun-21	17	917,681	39,975
London Metals Exchange Copper	Mar-21	9	2,045,981	399,897
London Metals Exchange Copper	Jun-21	5	1,134,250	123,017
London Metals Exchange Nickel	Mar-21	13	1,446,120	136,354
London Metals Exchange Nickel	Jun-21	6	668,880	6,823
London Metals Exchange Zinc	Mar-21	24	1,667,700	72,164
London Metals Exchange Zinc	Jun-21	7	489,213	11,688
Low Sulphur Gasoil G Futures	Apr-21	7	372,925	20,038
Platinum	Apr-21	4	237,060	21,685
Silver	May-21	1	132,200	(3,512)
Soybean	May-21	10	702,125	16,284
Sugar No. 11 (World)	May-21	24	442,176	30,907
U.S. Treasury 2-Year Notes	Jun-21	103	22,738,859	(17,322)
U.S. Treasury 5-Year Notes	Jun-21	5	619,844	(5,047)
Wheat	May-21	8	264,100	6,240
WTI Crude	Apr-21	5	307,500	24,238
				$971,868

The accompanying notes are an integral part of the consolidated financial statements.
5

Campbell Advantage Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10 Year Mini Japanese Government Bond	Mar-21	36	$(5,092,922)	$31,204
Amsterdam Index	Mar-21	4	(628,236)	33,983
Australian 10-Year Bond	Mar-21	9	(949,223)	55,826
CAC40 10 Euro	Mar-21	8	(550,090)	6,740
Canadian 10-Year Bond	Jun-21	12	(1,318,058)	24,578
DAX Index	Mar-21	1	(415,023)	4,643
DJIA Mini E-CBOT	Mar-21	5	(772,800)	4,855
Euro BUXL 30-Year Bond Futures	Mar-21	1	(253,158)	8,975
Euro Stoxx 50	Mar-21	10	(437,615)	(14)
Euro-Bobl	Mar-21	8	(1,295,448)	2,982
Euro-Bund	Mar-21	3	(627,647)	4,207
Euro-Oat	Mar-21	2	(394,373)	565
Euro-Schatz	Mar-21	77	(10,421,074)	7,880
FTSE 100 Index	Mar-21	2	(179,431)	3,585
FTSE/JSE TOP 40	Mar-21	7	(278,709)	(3,701)
FTSE/MIB Index	Mar-21	2	(275,443)	(1,954)
Hang Seng Index	Mar-21	1	(186,677)	983
IBEX 35 Index	Mar-21	2	(197,787)	1,373
London Metals Exchange Aluminum	Mar-21	30	(1,598,812)	(89,744)
London Metals Exchange Aluminum	Jun-21	2	(107,963)	1,449
London Metals Exchange Copper	Mar-21	9	(2,045,981)	(241,356)
London Metals Exchange Copper	Jun-21	2	(453,700)	12,396
London Metals Exchange Nickel	Mar-21	13	(1,446,120)	(73,342)
London Metals Exchange Nickel	Jun-21	1	(111,480)	6,102
London Metals Exchange Zinc	Mar-21	24	(1,667,700)	(61,466)
London Metals Exchange Zinc	Jun-21	1	(69,887)	2,853
Long Gilt	Jun-21	7	(1,246,068)	9,075
MSCI Singapore Exchange ETS	Mar-21	3	(76,192)	(1,095)
Nasdaq 100 E-Mini	Mar-21	2	(516,440)	10,106
Natural Gas	Apr-21	2	(55,420)	495
Nikkie 225 (Osaka Securities Exchange)	Mar-21	1	(137,248)	(6,943)
OMX Stockholm 30 Index	Mar-21	26	(617,369)	5,569
Russell 2000 E-Mini	Mar-21	5	(549,800)	(17,071)
S&P 500 E-Mini	Mar-21	4	(761,840)	6,852
S&P Mid 400 E-Mini	Mar-21	3	(748,410)	(25,776)
S&P/TSX 60 Index	Mar-21	3	(505,328)	(3,401)
Topix Index	Mar-21	1	(175,946)	5,247
U.S. Treasury 10-Year Notes	Jun-21	6	(796,312)	8,888
U.S. Treasury Long Bond (Chicago Board of Trade)	Jun-21	6	(955,312)	11,083
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Jun-21	3	(567,187)	8,487
				$(244,882)
Total Futures Contracts				$726,986

The accompanying notes are an integral part of the consolidated financial statements.
6

Campbell Advantage Fund

Consolidated Portfolio of Investments (Concluded)

February 28, 2021 (Unaudited)

Forward foreign currency contracts outstanding as of February 28, 2021 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	5,600,000	USD	4,203,457	Mar 17 2021	NatWest	$105,812
CAD	7,800,000	USD	6,081,416	Mar 17 2021	NatWest	48,078
CHF	850,000	USD	957,197	Mar 17 2021	NatWest	(22,215)
EUR	5,400,000	USD	6,574,326	Mar 17 2021	NatWest	(55,678)
GBP	3,600,000	USD	4,888,482	Mar 17 2021	NatWest	127,702
JPY	522,000,000	USD	5,014,072	Mar 17 2021	NatWest	(115,947)
NOK	20,850,000	USD	2,410,199	Mar 17 2021	NatWest	(5,525)
NZD	5,950,000	USD	4,226,176	Mar 17 2021	NatWest	73,026
SEK	36,300,000	USD	4,320,000	Mar 17 2021	NatWest	(19,984)
USD	1,353,453	AUD	1,750,000	Mar 17 2021	NatWest	6,806
USD	3,327,059	CAD	4,250,000	Mar 17 2021	NatWest	(12,729)
USD	55,669	CHF	50,000	Mar 17 2021	NatWest	670
USD	4,010,557	EUR	3,300,000	Mar 17 2021	NatWest	26,939
USD	2,037,140	GBP	1,500,000	Mar 17 2021	NatWest	(52,937)
USD	5,107,771	JPY	534,000,000	Mar 17 2021	NatWest	97,045
USD	1,141,463	NOK	9,750,000	Mar 17 2021	NatWest	16,975
USD	1,623,856	NZD	2,250,000	Mar 17 2021	NatWest	(1,892)
USD	1,779,005	SEK	14,850,000	Mar 17 2021	NatWest	19,907
Total Forward Foreign Currency Contracts						$236,053

AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	NatWest	National Westminster Bank
CHF	Swiss Franc	NOK	Norwegian Krone
EUR	Euro	NZD	New Zealand Dollar
GBP	British Pound	SEK	Swedish Krona
		USD	United States Dollar

The accompanying notes are an integral part of the consolidated financial statements.
7

Campbell Advantage Fund

Consolidated Statement of Assets and Liabilities

February 28, 2021 (Unaudited)

ASSETS
Investments, at value (cost $5,459,823)	$5,459,754
Deposits with brokers:
Forward foreign currency contracts	1,240,000
Futures contracts	771,737
Unrealized appreciation on futures contracts	1,378,085
Unrealized appreciation on forward foreign currency contracts	522,960
Total assets	9,372,536
LIABILITIES
Unrealized depreciation on futures contracts	651,099
Unrealized depreciation on forward foreign currency contracts	286,907
Due to broker	20,270
Other accrued expenses and liabilities	32,399
Total liabilities	990,675
Net assets	$8,381,861
NET ASSETS CONSIST OF:
Par value	$1,229
Paid-in capital	7,786,553
Total distributable earnings/(loss)	594,079
Net assets	$8,381,861
CAPITAL SHARES:
Net assets	$8,381,861
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,228,609
Net asset value, offering and redemption price per share	$6.82

The accompanying notes are an integral part of the consolidated financial statements.
8

Campbell Advantage Fund

Consolidated Statement of Operations

For the Six Months Ended

February 28, 2021 (Unaudited)

INVESTMENT INCOME
Interest	$(361)
Total investment income	(361)
EXPENSES
Audit and tax service fees	20,084
Administration and accounting fees (Note 2)	8,873
Legal fees	5,364
Custodian fees (Note 2)	2,429
Printing and shareholder reporting fees	2,103
Transfer agent fees (Note 2)	1,651
Officer fees	626
Director fees	619
Registration and filing fees	4
Other expenses	3,301
Total expenses	45,054
Net investment income/(loss)	(45,415)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(74)
Futures contracts	338,451
Foreign currency transactions	(54,752)
Forward foreign currency contracts	300,078
Net change in unrealized appreciation/(depreciation) on:
Investments	130
Futures contracts	724,968
Foreign currency translations	(2,000)
Forward foreign currency contracts	(119,245)
Net realized and unrealized gain/(loss) on investments	1,187,556
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,142,141

The accompanying notes are an integral part of the consolidated financial statements.
9

Campbell Advantage Fund

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended February 28, 2021 (Unaudited)	For the Year Ended August 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(45,415)	$(114,419)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions and forward foreign currency contracts	583,703	(986,448)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translations and forward foreign currency contracts	603,853	(77,845)
Net increase/(decrease) in net assets resulting from operations	1,142,141	(1,178,712)

Dividends and Distributions to Shareholders From:
Total distributable earnings	—	(743,737)
Net decrease in net assets from dividends and distributions to shareholders	—	(743,737)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	8,040,070
Proceeds from reinvestment of distributions	—	743,737
Shared redeemed	—	(3,122,289)
Net increase/(decrease) in net assets from capital share transactions	—	5,661,518
Total increase/(decrease) in net assets	1,142,141	3,739,069

NET ASSETS:
Beginning of period	7,239,720	3,500,651
End of period	$8,381,861	$7,239,720

SHARE TRANSACTIONS:
Shares sold	—	1,282,088
Shares reinvested	—	112,858
Shares redeemed	—	(425,852)
Net increase/(decrease) in shares outstanding	—	969,094

The accompanying notes are an integral part of the consolidated financial statements.
10

Campbell Advantage Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	For the Six Months Ended February 28, 2021 (Unaudited)		For the Year Ended August 31, 2020	For the Period Ended August 31, 2019(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$5.89		$13.49	$10.00
Net investment income/(loss)(2)	(0.04)		(0.14)	(0.22)
Net realized and unrealized gain/(loss) on investments(3)	0.97		(4.59)	3.71
Net increase/(decrease) in net assets resulting from operations	0.93		(4.73)	3.49
Dividends and distributions to shareholders from:
Net investment income	—		(0.35)	—
Net realized capital gain	—		(2.52)	—
Total dividends and distributions to shareholders	—		(2.87)	—
Net asset value, end of period	$6.82		$5.89	$13.49
Total investment return(4)	15.99	%(6)	(37.35)%	34.90	%(6)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$8,382		$7,240	$3,501
Ratio of expenses to average net assets	1.23	%(5)	2.74%	7.77	%(5)
Ratio of net investment income/(loss) to average net assets	(1.24	)%(5)	(2.12)%	(7.57	)%(5)
Portfolio turnover rate	0	%(6)	0%	0	%(6)

(1)	The Fund commenced investment operations on May 31, 2019.
(2)	Calculated based on average shares outstanding for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and is not annualized and includes reinvestment of dividends and distributions, if any.

(5)	Annualized.
(6)	Not annualized.

The accompanying notes are an integral part of the consolidated financial statements.
11

Campbell Advantage Fund

Notes To Consolidated Financial Statements

February 28, 2021 (Unaudited)

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-six separate investment portfolios, including the Campbell Advantage Fund (the “Fund”), which commenced investment operations on May 31, 2019. The Fund’s shares are not registered under the Securities Act of 1933 as amended (the “1933 Act”), and are only offered in private placements to other series of the Company and other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act.

RBB has authorized capital of one hundred billion shares of common stock of which 87.923 billion shares are currently classified into one hundred and ninety classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective is to seek capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Fund is February 28, 2021, and the period covered by these Notes to Consolidated Financial Statements is the six months ended February 28, 2021 (the “current fiscal period”).

Consolidation of Subsidiary — The Adviser’s Campbell Advantage Program is achieved by the Fund investing up to 25% of its total assets in the Campbell Advantage Offshore Limited (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $1,307,671, which represented 15.60% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

12

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

●	Level 3 – Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of February 28, 2021, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Short-Term Investments	$5,459,754	$5,459,754	$—	$—
Commodity Contracts
Futures Contracts	1,120,399	1,120,399	—	—
Equity Contracts
Futures Contracts	83,936	83,936	—	—
Interest Rate Contracts
Futures Contracts	173,750	173,750	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	522,960	—	522,960	—
Total Assets	$7,360,799	$6,837,839	$522,960	$—

	Total	Level 1	Level 2	Level 3
Commodity Contracts
Futures Contracts	$(476,054)	$(476,054)	$—	$—
Equity Contracts
Futures Contracts	(59,956)	(59,956)	—	—
Interest Rate Contracts
Futures Contracts	(115,089)	(115,089)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(286,907)	—	(286,907)	—
Total Liabilities	$(938,006)	$(651,099)	$(286,907)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end

13

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Disclosures about Derivative Instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

The following tables list the fair values and location on the Consolidated Statement of Assets and Liabilities of the Fund’s derivative holdings as of end of the reporting period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Assets & Liabilities Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Asset Derivatives
Futures Contracts (a)	Unrealized appreciation on futures contracts	$1,120,399	$83,936	$173,750	$—	$1,378,085
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	—	—	—	522,960	522,960
Total Value - Assets		$1,120,399	$83,936	$173,750	$522,960	$1,901,045

Liability Derivatives
Futures Contracts (a)	Unrealized depreciation on futures contracts	$(476,054)	$(59,956)	$(115,089)	$—	$(651,099)
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	—	—	—	(286,907)	(286,907)
Total Value - Liabilities		$(476,054)	$(59,956)	$(115,089)	$(286,907)	$(938,006)

(a)	This amount represents the cumulative appreciation/(depreciation) of forward and futures contracts as reported on the Consolidated Portfolio of Investments.

14

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Realized Gain/(Loss)
Futures Contracts	Net realized gain/(loss) from futures contracts	$564,864	$(117,684)	$(108,729)	$—	$338,451
Forward Contracts	Net realized gain/(loss) from forward foreign currency contracts	—	—	—	300,078	300,078
Total Realized Gain/(Loss)		$564,864	$(117,684)	$(108,729)	$300,078	$638,529

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/ (depreciation) on futures contracts	$765,808	$(113,147)	$72,307	$—	$724,968
Forward Contracts	Net change in unrealized appreciation/ (depreciation) on forward foreign currency contracts	—	—	—	(119,245)	(119,245)
Total Change in Unrealized Appreciation/(Depreciation)		$765,808	$(113,147)	$72,307	$(119,245)	$605,723

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$207,290,154	$(22,096,894)	$(49,530,439)	$49,656,929

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

15

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$522,960	$(286,907)	$—	$236,053	$286,907	$(286,907)	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Offering costs for a new fund are expensed over a 12-month period from the inception date of the fund. Offering costs are charged directly to the fund in which they are incurred. Expenses and fees, including offering costs and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

16

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

For tax purposes, the Subsidiary is an exempted Cayman Islands investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the consolidated financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Counterparty Risk — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

17

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts — The Fund uses forward foreign currency contracts (“forward contracts”) in the normal course of pursuing its investment objectives. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an off setting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Coronavirus (COVID-19) Pandemic — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Campbell & Company Investment Adviser LLC (“Campbell” or the “Adviser”) serves as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of Campbell & Company, L.P. The Fund does not pay a fee to Campbell for investment advisory services. The Fund is only available for investment to clients of Campbell, including other investment companies advised by Campbell. Such clients have discretion to pay Campbell an amount deemed to be fair and reasonable.

18

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

3. Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases and sales of investment securities (excluding short-term investments and derivative transactions) or long-term U.S. Government securities by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$5,648,838	$76	$(549,758)	$(549,682)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to futures not regulated by section 1256 of the Internal Revenue Code and timing difference related to taxable income from a wholly owned controlled foreign corporation.

19

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Concluded)

February 28, 2021 (Unaudited)

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2020, primarily attributable to investments in wholly-owned controlled foreign corporation and net operating losses were reclassified among the following accounts:

Distributable Earnings/(Loss)	Paid-In Capital
$441,855	$(441,855)

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Qualified Late-Year Loss Deferral	Capitol Loss Carryforward	Unrealized Appreciation/ (Depreciation)
$—	$—	$—	$(365,319)	$(182,743)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2020 was as follows:

Ordinary Income	Long-Term Gains	Total
$361,246	$382,491	$743,737

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the current fiscal period ended August 31, 2020, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2020. As of August 31, 2020, the Fund had no tax basis qualified late-year loss deferral.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2020, the Fund had $365,319 of short term capital loss carryovers to offset future capital gains.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the consolidated financial statements.

20

Campbell Advantage Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6488 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Liquidity Risk Management Program

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Liquidity Risk Management Committee of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the fiscal period, the Board and its Investment and Liquidity Risk Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from June 1, 2019 to June 30, 2020 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s trading environment and reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund did not require the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review the Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Company Program during the Period and described certain material changes made to the Adviser Program during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

21

Investment Adviser
Campbell & Company Investment Adviser LLC
2850 Quarry Lake Drive
Baltimore, Maryland 21209

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

CAAD-SAR21

Campbell Systematic Macro Fund

of

THE RBB FUND, INC.

Class A (TICKER: EBSAX)

Class C (TICKER: EBSCX)

Class I (TICKER: EBSIX)

Semi-Annual Report

February 28, 2021
(Unaudited)

Campbell Systematic Macro Fund

Performance Data
February 28, 2021 (Unaudited)

Average annual total returns for the period ended FEBRUARY 28, 2021
	SIX MONTHS(1)	ONE YEAR	THREE YEARS	FIVE YEARS	SINCE INCEPTION(2)
Class A Shares (without sales charge)	5.82%	-2.79%	4.15%	-0.94%	1.93%
Class A Shares (with sales charge)	2.17%	-6.21%	2.91%	-1.64%	1.48%
BarclayHedge BTOP50 Index (3)(4)	7.83%	9.14%	4.11%	-0.22%	1.73%
S&P 500® Total Return Index (3)(5)	9.74%	31.30%	14.15%	16.83%	14.52%

(1)	Not annualized.

(2)

The Fund commenced operations on March 8, 2013 as a separate portfolio (the “Predecessor Fund”) of Equinox Funds Trust. Effective May 29, 2020, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the “Reorganization”). The performance shown for periods prior to May 29, 2020 represents the performance of the Predecessor Fund.

(3)	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

(4)

The BarclayHedge BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. It is not possible to invest directly in an index.

(5)

This is not a primary benchmark of the Fund. Results of the S&P 500® Total Return Index are presented for general comparative purposes. The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

Effective January 15, 2021, the outstanding Class P Shares of the Fund were converted into Class A Shares of the Fund. Class A Shares of the Fund have a 3.50% maximum sales charge. Prior to February 16, 2021, the Class A Shares of the Fund had a 5.75% maximum sales charge.

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio for Class A Shares, as stated in the current prospectus dated December 31, 2020, as supplemented, is 2.36% and the Fund’s net operating expense ratio after waivers for Class A Shares is 2.00%. Campbell & Company Investment Adviser LLC has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for Class A Shares to 2.00% of the Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

Portfolio composition is subject to change.

1

Campbell Systematic Macro Fund

Performance Data (Continued)
February 28, 2021 (Unaudited)

Average annual total returns for the period ended FEBRUARY 28, 2021
	SIX MONTHS(1)	ONE YEAR	THREE YEARS	FIVE YEARS	SINCE INCEPTION(2)
Class C Shares	5.36%	-3.64%	3.31%	-1.73%	1.98%
BarclayHedge BTOP50 Index (3)(4)	7.83%	9.14%	4.11%	-0.22%	2.24%
S&P 500® Total Return Index (3)(5)	9.74%	31.30%	14.15%	16.83%	13.60%

(1)	Not annualized.

(2)

Class C Shares of the Fund commenced operations on February 11, 2014 in a separate portfolio (the “Predecessor Fund”) of Equinox Funds Trust. Effective May 29, 2020, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the “Reorganization”). The performance shown for periods prior to May 29, 2020 represents the performance of the Predecessor Fund.

(3)	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

(4)

The BarclayHedge BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. It is not possible to invest directly in an index.

(5)

This is not a primary benchmark of the Fund. Results of the S&P 500® Total Return Index are presented for general comparative purposes. The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio for Class C Shares, as stated in the current prospectus dated December 31, 2020, as supplemented, is 3.11% and the Fund’s net operating expense ratio after waivers for Class C Shares is 2.75%. Campbell & Company Investment Adviser LLC has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for Class C Shares to 2.75% of the Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

Portfolio composition is subject to change.

2

Campbell Systematic Macro Fund

Performance Data (Concluded)
February 28, 2021 (Unaudited)

Average annual total returns for the period ended FEBRUARY 28, 2021
	SIX MONTHS(1)	ONE YEAR	THREE YEARS	FIVE YEARS	SINCE INCEPTION(2)
Class I Shares	5.87%	-2.52%	4.42%	-0.70%	2.19%
BarclayHedge BTOP50 Index (3)(4)	7.83%	9.14%	4.11%	-0.22%	1.73%
S&P 500® Total Return Index (3)(5)	9.74%	31.30%	14.15%	16.83%	14.52%

(1)	Not annualized.

(2)

The Fund commenced operations on March 8, 2013 as a separate portfolio (the “Predecessor Fund”) of Equinox Funds Trust. Effective May 29, 2020, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the “Reorganization”). The performance shown for periods prior to May 29, 2020 represents the performance of the Predecessor Fund.

(3)	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

(4)

The BarclayHedge BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. It is not possible to invest directly in an index.

(5)

This is not a primary benchmark of the Fund. Results of the S&P 500® Total Return Index are presented for general comparative purposes. The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio for Class I Shares, as stated in the current prospectus dated December 31, 2020, as supplemented, is 2.11% and the Fund’s net operating expense ratio after waivers is for Class I Shares 1.75%. Campbell & Company Investment Adviser LLC has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for Class I Shares to 1.75% of the Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

Portfolio composition is subject to change.

3

Campbell Systematic Macro Fund

Fund Expense Example

February 28, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from September 1, 2020 through February 28, 2021, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period *	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class A	$ 1,000.00	$ 1,058.20	$ 10.21	2.00%	5.82%
Class C	1,000.00	1,053.60	14.00	2.75	5.36
Class I	1,000.00	1,058.70	8.93	1.75	5.87
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,014.88	$ 9.99	2.00%	N/A
Class C	1,000.00	1,011.16	13.71	2.75	N/A
Class I	1,000.00	1,016.12	8.75	1.75	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period September 1, 2020 to February 28, 2021, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account values on the first line in the tables is based on the actual six-month total investment return for the Fund.

4

Campbell Systematic Macro Fund

Consolidated Portfolio Holdings Summary Table

February 28, 2021 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	61.5%	$75,994,592
Money Market Deposit Account	20.3	25,027,716
OTHER ASSETS IN EXCESS OF LIABILITIES
(including futures and forward foreign currency contracts)	18.2	22,532,309
NET ASSETS	100.0%	$123,554,617

The Fund seeks to achieve its investment objective by allocating its assets among derivatives and fixed income securities.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.
5

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments

February 28, 2021 (Unaudited)

	Coupon*	Maturity Date	Par (000’s)	Value
SHORT-TERM INVESTMENTS — 81.8%
U.S. TREASURY OBLIGATIONS — 61.5%
United States Treasury Bill	0.091%	03/11/21	$20,000	$19,999,847
United States Treasury Bill	0.051%	04/01/21	20,000	19,999,440
United States Treasury Bill	0.041%	04/15/21	10,000	9,999,625
United States Treasury Bill	0.051%	07/15/21	20,000	19,996,978
United States Treasury Bill	0.020%	08/12/21	6,000	5,998,702
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $75,993,815)				$75,994,592

	Number of Shares (000’S)
MONEY MARKET DEPOSIT ACCOUNT — 20.3%
U.S. Bank Money Market Deposit Account, 0.10% (a)	25,028	25,027,716
TOTAL MONEY MARKET DEPOSIT ACCOUNT INVESTMENTS
(Cost $25,027,716)		25,027,716

TOTAL SHORT-TERM INVESTMENTS
(Cost $101,021,531)		101,022,308

TOTAL INVESTMENTS — 81.8%
(Cost $101,021,531)		101,022,308

OTHER ASSETS IN EXCESS OF LIABILITIES — 18.2%		22,532,309
NET ASSETS — 100.0%		$123,554,617

*	Short-term investments’ coupon reflects the annualized yield on the date of purchase for discounted investments.
(a)	The rate shown is as of February 28, 2021.

The accompanying notes are an integral part of the consolidated financial statements.
6

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Futures contracts outstanding as of February 28, 2021 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
90-Day Euro	Jun-22	475	$118,447,187	$(57,293)
90-Day Sterling	Mar-22	1,404	244,006,053	(449,991)
Amsterdam Index	Mar-21	1	157,059	(1,387)
Australian 10-Year Bond	Mar-21	461	48,621,288	(2,653,170)
Australian 3-Year Bond	Mar-21	1,340	120,425,588	(540,222)
Bank Acceptance	Jun-22	111	21,636,757	(35,089)
Brent Crude	Jun-21	4	254,920	(4,937)
CAC40 10 Euro	Mar-21	75	5,157,093	(63,885)
Canadian 10-Year Bond	Jun-21	212	23,285,683	(366,940)
Cattle Feeder Futures	Apr-21	24	1,710,900	(5,083)
Cocoa	May-21	92	2,395,680	121,292
Coffee	May-21	3	154,687	(1,603)
DAX Index	Mar-21	14	5,810,318	(56,765)
DJIA Mini E-CBOT	Mar-21	32	4,945,920	(6,841)
Euro BUXL 30-Year Bond Futures	Mar-21	2	506,316	(31,662)
Euro Stoxx 50	Mar-21	103	4,507,439	(70,872)
Euro-BTP	Mar-21	27	4,880,009	(76,867)
Euro-Oat	Mar-21	23	4,535,286	(117,088)
FTSE/JSE TOP 40	Mar-21	55	2,189,859	37,784
FTSE/MIB Index	Mar-21	19	2,616,709	(23,604)
Gasoline RBOB	Apr-21	52	4,259,892	299,242
Hang Seng Index	Mar-21	31	5,786,984	(182,752)
IBEX 35 Index	Mar-21	10	988,936	1,953
Kansas City Hard Red Winter Wheat	May-21	76	2,408,250	(31,831)
London Metals Exchange Aluminum	Mar-21	166	8,846,763	576,821
London Metals Exchange Aluminum	Jun-21	41	2,213,231	563
London Metals Exchange Copper	Mar-21	186	42,283,613	6,545,144
London Metals Exchange Copper	Jun-21	38	8,620,300	435,683
London Metals Exchange Nickel	Mar-21	80	8,899,200	923,854
London Metals Exchange Nickel	Jun-21	33	3,678,840	(52,780)
London Metals Exchange Zinc	Mar-21	116	8,060,550	212,806
London Metals Exchange Zinc	Jun-21	38	2,655,725	56,429
MSCI Singapore Exchange ETS	Mar-21	138	3,504,852	52,799
Nasdaq 100 E-Mini	Mar-21	12	3,098,640	(14,590)
Nikkie 225 (Osaka Securities Exchange)	Mar-21	1	274,403	(1,600)
NY Harbor Ultra-Low Sulfur Diesel	Apr-21	12	928,922	(9,702)
Platinum	Apr-21	5	296,325	9,693
Russell 2000 E-Mini	Mar-21	19	2,089,240	(24,115)
S&P 500 E-Mini	Mar-21	53	10,094,380	(178,406)
S&P Mid 400 E-Mini	Mar-21	12	2,993,640	66,135
S&P/TSX 60 Index	Mar-21	35	5,895,490	6,434
Soybean	May-21	23	1,614,888	29,359
Soybean Meal	May-21	80	3,371,200	(110,220)
Soybean Oil	May-21	200	5,992,800	578,024
Sugar No. 11 (World)	May-21	124	2,284,576	121,347
Topix Index	Mar-21	15	2,639,195	(57,887)

The accompanying notes are an integral part of the consolidated financial statements.
7

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Notes	Jun-21	35	$4,645,156	$(56,824)
U.S. Treasury 2-Year Notes	Jun-21	1,130	249,465,157	(190,061)
U.S. Treasury Long Bond (Chicago Board of Trade)	Jun-21	30	4,776,563	(8,927)
				$4,592,368

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3-Month Euro Euribor	Mar-22	766	$(232,186,327)	$134,909
90-DAY Bank Bill	Mar-22	88	(67,681,685)	17,413
Copper	May-21	9	(920,813)	(13,284)
Corn	May-21	63	(1,724,625)	9,457
Cotton No.2	May-21	53	(2,353,995)	6,345
Euro-Bobl	Mar-21	140	(22,670,335)	8,284
Euro-Bund	Mar-21	125	(26,151,953)	289,175
Euro-Schatz	Mar-21	2,370	(320,752,525)	223,458
FTSE 100 Index	Mar-21	193	(17,315,066)	244,541
Gold 100 Oz	Apr-21	21	(3,630,480)	72,129
JPN 10-Year Bond (Osaka Securities Exchange)	Mar-21	53	(74,889,629)	470,359
Live Cattle	Apr-21	18	(864,000)	10,117
London Metals Exchange Aluminum	Mar-21	166	(8,846,762)	(615,053)
London Metals Exchange Aluminum	Jun-21	28	(1,511,475)	5,480
London Metals Exchange Copper	Mar-21	186	(42,283,612)	(6,242,183)
London Metals Exchange Copper	Jun-21	51	(11,569,350)	(503,510)
London Metals Exchange Nickel	Mar-21	80	(8,899,200)	(535,936)
London Metals Exchange Nickel	Jun-21	19	(2,118,120)	93,034
London Metals Exchange Zinc	Mar-21	116	(8,060,550)	(227,797)
London Metals Exchange Zinc	Jun-21	28	(1,956,850)	46,766
Long Gilt	Jun-21	71	(12,638,687)	37,582
Low Sulphur Gasoil G Futures	Apr-21	82	(4,368,550)	(29,391)
Natural Gas	Apr-21	90	(2,493,900)	35,142
OMX Stockholm 30 Index	Mar-21	126	(2,991,864)	29,846
Palladium	Jun-21	4	(925,400)	25,270
Silver	May-21	25	(3,305,000)	167,695
SPI 200 Index	Mar-21	15	(1,912,756)	7,515
U.S. Treasury 5-Year Notes	Jun-21	114	(14,132,437)	65,970
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Jun-21	2	(378,125)	(3,566)
Wheat	May-21	66	(2,178,825)	(36,052)
WTI Crude	Apr-21	4	(246,000)	5,370
				$(6,200,915)
Total Futures Contracts				$(1,608,547)

The accompanying notes are an integral part of the consolidated financial statements.
8

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

Forward foreign currency contracts outstanding as of February 28, 2021 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	98,500,000	USD	75,753,364	Mar 17 2021	UBS	$43,612
BRL	45,550,000	USD	8,633,499	Mar 17 2021	UBS	(511,866)
CAD	174,450,000	USD	136,570,647	Mar 17 2021	UBS	517,826
CHF	15,900,000	USD	17,898,074	Mar 17 2021	UBS	(408,421)
CLP	6,340,000,000	USD	8,756,239	Mar 17 2021	UBS	5,279
CNH	55,500,000	USD	8,568,386	Mar 17 2021	UBS	(23,143)
COP	40,200,000,000	USD	11,410,292	Mar 17 2021	UBS	(394,601)
CZK	212,000,000	USD	9,847,792	Mar 17 2021	UBS	(73,414)
EUR	75,250,000	USD	91,451,673	Mar 17 2021	UBS	(613,103)
GBP	140,950,000	USD	192,581,727	Mar 17 2021	UBS	3,815,829
HUF	1,998,000,000	USD	6,782,353	Mar 17 2021	UBS	(134,156)
IDR	122,500,000,000	USD	8,624,251	Mar 17 2021	UBS	(36,486)
INR	1,163,000,000	USD	15,740,851	Mar 17 2021	UBS	40,735
JPY	15,120,000,000	USD	145,259,190	Mar 17 2021	UBS	(3,382,459)
KRW	8,940,000,000	USD	8,191,675	Mar 17 2021	UBS	(234,534)
MXN	325,800,000	USD	16,120,850	Mar 17 2021	UBS	(583,004)
NOK	186,300,000	USD	21,716,085	Mar 17 2021	UBS	(229,713)
NZD	170,350,000	USD	122,473,077	Mar 17 2021	UBS	614,155
PHP	150,000,000	USD	3,105,523	Mar 17 2021	UBS	(15,596)
PLN	31,875,000	USD	8,657,174	Mar 17 2021	UBS	(149,869)
RUB	422,000,000	USD	5,621,255	Mar 17 2021	UBS	27,544
SEK	197,250,000	USD	23,724,500	Mar 17 2021	UBS	(358,708)
SGD	11,883,000	USD	8,951,161	Mar 17 2021	UBS	(39,989)
TWD	130,050,000	USD	4,685,764	Mar 17 2021	UBS	(15,976)
USD	87,434,484	AUD	113,850,000	Mar 17 2021	UBS	(174,509)
USD	4,985,125	BRL	26,550,000	Mar 17 2021	UBS	251,221
USD	99,638,333	CAD	126,900,000	Mar 17 2021	UBS	(83,807)
USD	22,288,595	CHF	19,850,000	Mar 17 2021	UBS	454,027
USD	5,013,757	CLP	3,670,000,000	Mar 17 2021	UBS	(57,973)
USD	7,192,549	CNH	46,700,000	Mar 17 2021	UBS	2,227
USD	10,001,783	COP	35,490,000,000	Mar 17 2021	UBS	276,736
USD	9,465,800	CZK	202,800,000	Mar 17 2021	UBS	115,593
USD	98,237,331	EUR	80,800,000	Mar 17 2021	UBS	699,040
USD	171,451,235	GBP	125,450,000	Mar 17 2021	UBS	(3,348,859)
USD	9,534,497	HUF	2,820,000,000	Mar 17 2021	UBS	151,156
USD	4,975,009	IDR	69,825,000,000	Mar 17 2021	UBS	79,984
USD	4,147,874	INR	307,000,000	Mar 17 2021	UBS	(18,030)
USD	175,098,981	JPY	18,252,000,000	Mar 17 2021	UBS	3,833,499
USD	10,802,408	KRW	11,910,000,000	Mar 17 2021	UBS	201,787
USD	19,941,646	MXN	403,800,000	Mar 17 2021	UBS	683,873
USD	17,878,099	NOK	153,150,000	Mar 17 2021	UBS	214,986
USD	126,288,345	NZD	175,550,000	Mar 17 2021	UBS	(556,173)
USD	6,569,724	PHP	316,500,000	Mar 17 2021	UBS	49,977
USD	15,949,492	PLN	58,950,000	Mar 17 2021	UBS	215,980
USD	886,242	RUB	66,000,000	Mar 17 2021	UBS	2,780
USD	27,106,912	SEK	226,200,000	Mar 17 2021	UBS	311,768
USD	15,750,493	SGD	20,961,000	Mar 17 2021	UBS	31,644

The accompanying notes are an integral part of the consolidated financial statements.
9

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments (Concluded)

February 28, 2021 (Unaudited)

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	10,434,037	TWD	291,150,000	Mar 17 2021	UBS	$(20,472)
USD	12,174,304	ZAR	183,400,000	Mar 17 2021	UBS	86,809
ZAR	20,234,945	USD	304,600,000	Mar 17 2021	UBS	(159,422)
Total Forward Foreign Currency Contracts						$1,103,784

AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
CLP	Chilean Peso	PHP	Philippine Peso
CNH	Chinese Yuan Renminbi	PLN	Polish Zloty
COP	Columbian Peso	RUB	Russian Ruble
CZK	Czech Koruna	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	TWD	Taiwan New Dollar
HUF	Hungarian Forint	UBS	Union Bank of Switzerland
IDR	Indonesian Rupiah	USD	United States Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

The accompanying notes are an integral part of the consolidated financial statements.
10

Campbell Systematic Macro Fund

Consolidated Statement of Assets and Liabilities

February 28, 2021 (Unaudited)

ASSETS
Investments, at value (cost $101,021,531)	$101,022,308
Deposits with brokers:
Futures contracts	26,028,637
Unrealized appreciation on forward foreign currency contracts	12,728,067
Unrealized appreciation on futures contracts	12,081,219
Receivable for capital shares sold	147,605
Interest receivable	228
Prepaid expenses and other assets	76,810
Total assets	152,084,874
LIABILITIES
Unrealized depreciation on futures contracts	13,689,766
Unrealized depreciation on forward foreign currency contracts	11,624,283
Due to Broker	2,989,122
Payable for:
Advisory fees	131,773
Capital Shares Redeemed	18,990
Other accrued expenses and liabilities	76,323
Total liabilities	28,530,257
Net assets	$123,554,617
NET ASSETS CONSIST OF:
Par value	$15,301
Paid-in capital	125,344,365
Total distributable earnings/(loss)	(1,805,049)
Net assets	$123,554,617
CAPITAL SHARES:
Class A Shares:(1)
Net assets applicable to Class A Shares	$10,290,297
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,286,655
Net asset value, offering and redemption price per share	$8.00
Maximum offering price per share (100/96.5 of $8.00 and $8.29, respectively)	$8.29

Class C Shares:
Net assets applicable to Class C Shares	$8,677,348
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,131,792
Net asset value, offering and redemption price per share	$7.67

Class I Shares:
Net assets applicable to Class I Shares	$104,586,972
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	12,882,879
Net asset value, offering and redemption price per share	$8.12

(1)	Effective January 15, 2021, the outstanding Class P Shares of the Fund were converted into Class A Shares of the Fund.

The accompanying notes are an integral part of the consolidated financial statements.
11

Campbell Systematic Macro Fund

Consolidated Statement of Operations

For the Period Ended February 28, 2021 (Unaudited)

INVESTMENT INCOME
Interest	$119,584
Total investment income	119,584
EXPENSES
Advisory fees (Note 2)	1,044,563
Transfer agent fees (Note 2)	75,736
Administration and accounting fees (Note 2)	53,443
Distribution fees - Class A Shares	48,600
Distribution fees - Class C Shares	9,320
Registration and filing fees	45,326
Officer fees	20,681
Legal fees	20,327
Interest expense	19,125
Audit and tax service fees	14,848
Director fees	11,637
Printing and shareholder reporting fees	10,556
Custodian fees (Note 2)	4,821
Other expenses	11,622
Total expenses before waivers and/or reimbursements	1,390,605
Less: waivers and reimbursemets (Note 2)	(204,000)
Net expenses after waivers and/or reimbursments	1,186,605
Net investment income/(loss)	(1,067,021)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	—
Futures contracts	6,325,181
Foreign currency transactions	122,547
Forward foreign currency contracts	(1,222,904)
Net change in unrealized appreciation/(depreciation) on:
Investments	(76,249)
Futures contracts	(612,943)
Foreign currency translations	202,882
Forward foreign currency contracts	3,674,945
Net realized and unrealized gain/(loss) on investments	8,413,459
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,346,438

The accompanying notes are an integral part of the consolidated financial statements.
12

Campbell Systematic Macro Fund

Consolidated Statements of Changes in Net Assets

	For the Period Ended February 28, 2021 (Unaudited)	For the Period Ended August 31, 2020(1)	For the Year Ended September 30, 2019
Increase/(Decrease) in Net Assets From Operations:
Net investment income/(loss)	$(1,067,021)	$(914,301)	$38,264
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions and forward foreign currency contracts	5,224,824	(6,706,826)	10,964,907
Net change in unrealized appreciation/(depreciation) on investments, future contracts, foreign currency translation and forward foreign currency contracts	3,188,635	(4,201,682)	(1,806,960)
Net increase/(decrease) in net assets resulting from operations	7,346,438	(11,822,809)	9,196,211

Dividends and Distributions to Shareholders From:
Total distributable earnings	—	(11,439,705)	(13,070,676)
Net decrease in net assets from dividends and distributions to shareholders	—	(11,439,705)	(13,070,676)

Capital Share Transactions:
Class A Shares
Proceeds from shares sold	59,240	2,170,042	1,740,013
Proceeds from Class A exchange(2)	1,359,037	—	—
Reinvestment of distributions	—	1,752,767	1,510,075
Shares redeemed	(2,051,344)	(3,571,700)	(5,361,030)
Total from Class A Shares	(633,067)	351,109	(2,110,942)
Class C Shares
Proceeds from shares sold	232,519	646,771	807,341
Reinvestment of distributions	—	1,670,432	1,569,438
Shares redeemed	(1,111,363)	(3,575,911)	(5,039,019)
Total from Class C Shares	(878,844)	(1,258,708)	(2,662,240)
Class I Shares
Proceeds from shares sold	13,191,680	153,840,950	48,432,554
Reinvestment of distributions	—	6,732,144	7,632,232
Shares redeemed	(30,281,509)	(79,192,957)	(92,370,875)
Total from Class I Shares	(17,089,829)	81,380,137	(36,306,089)
Class P Shares
Proceeds from shares sold	298	320,354	242,864
Reinvestment of distributions	—	—	—
Shares redeemed	(206,759)	294,096	263,166
Shares redeemed from exchange to Class A(2)	(1,359,037)	(885,125)	(30,245,677)
Total from Class C Shares	(1,565,498)	(270,675)	(29,739,647)
Net increase/(decrease) in net assets from capital share transactions	(20,167,238)	80,201,863	(70,818,918)
Total increase/(decrease) in net assets	(12,820,800)	56,939,349	(74,693,383)

(1)	The Fund changed its fiscal year end to August 31 during the period. The period ended is from October 1, 2019 to August 31, 2020.

(2)	Effective January 15, 2021, the outstanding Class P Shares of the Fund were converted into Class A Shares of the Fund.

The accompanying notes are an integral part of the consolidated financial statements.
13

Campbell Systematic Macro Fund

Consolidated Statements of Changes in Net Assets (Concluded)

	For the Period Ended February 28, 2021 (Unaudited)	For the Period Ended August 31, 2020(1)	For the Year Ended September 30, 2019
Net Assets:
Beginning of Period	$136,375,417	$79,436,068	$154,129,451
End of Period	$123,554,617	$136,375,417	$79,436,068

Share Transactions:
Class A Shares
Shares sold	7,536	263,105	190,779
Shares exchanged from Class P(2)	170,620	—	—
Shares reinvested	—	226,749	185,285
Shares redeemed	(264,966)	(430,459)	(616,034)
Total from Class A Shares	(86,810)	59,395	(239,970)
Class C Shares
Shares sold	31,617	80,546	90,650
Shares reinvested	—	223,022	197,413
Shares redeemed	(148,521)	(446,490)	(600,031)
Total from Class C Shares	(116,904)	(142,922)	(311,968)
Class I Shares
Shares sold	1,669,273	18,695,402	5,483,361
Shares reinvested	—	860,888	927,366
Shares redeemed	(3,872,632)	(9,614,007)	(10,591,009)
Total from Class I Shares	(2,203,359)	9,942,283	(4,180,282)
Class P Shares
Shares sold	38	35,885	25,638
Shares reinvested	—	—	—
Shares redeemed	(26,237)	36,762	31,367
Shares exchanged into Class A(2)	(164,862)	(103,109)	(3,411,713)
Total from Class P Shares	(191,061)	(30,462)	(3,354,708)
Net increase/(decrease) in shares outstanding	(2,598,134)	9,828,294	(8,086,928)

(1)	The Fund changed its fiscal year end to August 31 during the period. The period ended is from October 1, 2019 to August 31, 2020.

(2)	Effective January 15, 2021, the outstanding Class P Shares of the Fund were converted into Class A Shares of the Fund.

The accompanying notes are an integral part of the consolidated financial statements.
14

Campbell Systematic Macro Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class A
	For the Period Ended February 28, 2021 (Unaudited)*		For the Period Ended August 31, 2020(1)(2)		For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018	For the Year Ended Sept. 30, 2017	For the Year Ended Sept. 30, 2016	For the Year Ended Sept. 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$7.55		$9.81		$9.49	$9.36	$10.13	$11.17	$11.01
Net investment income/(loss)(3)	(0.07)		(0.07)		— (4)	(0.03)	(0.04)	(0.09)	(0.13)
Net realized and unrealized gain/(loss) on investments, futures, forward currency and swap contracts (5)	0.52		(0.76)		1.45	0.16	(0.73)	(0.74)	0.97
Net increase/(decrease) in net assets resulting from operations	0.45		(0.83)		1.45	0.13	(0.77)	(0.83)	0.84
Dividends and distributions to shareholders from:
Net investment income	—		(0.79)		(1.13)	—	—	(0.21)	(0.68)
Net realized capital gain	—		(0.64)		—	—	—	—	—
Total dividends and distributions to shareholders	—		(1.43)		(1.13)	—	—	(0.21)	(0.68)
Net asset value, end of period	$8.00		$7.55		$9.81	$9.49	$9.36	$10.13	$11.17
Total investment return (6)	5.82	%(7)	(8.86	)%(7)	17.73%	1.39%	(7.60)%	(7.60)%	7.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,290		$10,365		$12,895	$14,744	$24,092	$64,528	$83,077
Ratio of expenses to average net assets with waivers and reimbursements (10)	2.02	%(8)	2.15	%(8)	2.12%	1.58%	1.15%	1.17%	1.15%
Ratio of expenses to average net assets without waivers and reimbursements (9)(11)	2.34	%(8)	2.51	%(8)	2.54%	1.96%	1.33%	1.25%	1.24%
Ratio of net investment income/(loss) to average net assets	(1.84	)%(8)	(0.93	)%(8)	(0.03)%	(0.32)%	(0.45)%	(0.83)%	(1.08%)
Portfolio turnover rate (12)	0	%(7)	0	%(7)	15%	122%	0%	0%	0%

*	Effective January 15, 2021, the outstanding Class P Shares of the Fund were converted into Class A Shares of the Fund.
(1)

The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company. The period ended is from October 1, 2019 to August 31, 2020.

(2)

Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund.

(3)	Calculated based on average shares outstanding for the period.
(4)	Less than $0.005 per share.

The accompanying notes are an integral part of the consolidated financial statements.
15

Campbell Systematic Macro Fund

Consolidated Financial Highlights (Continued)

(5)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(6)

Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns - for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(7)	Not annualized
(8)	Annualized
(9)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(10) Ratio of net expenses to average net assets excluding interest expense	1.99%	2.12%	2.07%	1.58%	1.15%	1.15%	1.15%
(11) Ratio of gross expenses to average net assets excluding interest expense(9)	2.31%	2.48%	2.49%	1.96%	1.33%	1.23%	1.24%

(12)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the consolidated financial statements.
16

Campbell Systematic Macro Fund

Consolidated Financial Highlights (Continued)

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class C
	For the Period Ended February 28, 2021 (Unaudited)		For the Period Ended August 31, 2020(1)(2)		For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018	For the Year Ended Sept. 30, 2017	For the Year Ended Sept. 30, 2016	For the Year Ended Sept. 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$7.28		$9.51		$9.20	$9.15	$9.98	$11.03	$10.96
Net investment income/(loss)(3)	(0.10)		(0.12)		(0.07)	(0.10)	(0.11)	(0.17)	(0.21)
Net realized and unrealized gain/(loss) on investments, futures, forward currency and swap contracts (4)	0.49		(0.74)		1.42	0.15	(0.72)	(0.72)	0.97
Net increase/(decrease) in net assets resulting from operations	0.39		(0.86)		1.35	0.05	(0.83)	(0.89)	0.76
Dividends and distributions to shareholders from:
Net investment income	—		(0.73)		(1.04)	—	—	(0.16)	(0.69)
Net realized capital gain	—		(0.64)		—	—	—	—	—
Total dividends and distributions to shareholders	—		(1.37)		(1.04)	—	—	(0.16)	(0.69)
Net asset value, end of period	$7.67		$7.28		$9.51	$9.20	$9.15	$9.98	$11.03
Total investment return (5)	5.36	%(6)	(9.49	)%(6)	16.88%	0.55%	(8.32)%	(8.16)%	6.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,677		$9,087		$13,237	$15,676	$22,792	$48,712	$52,977
Ratio of expenses to average net assets with waivers and reimbursements (9)	2.77	%(7)	2.88	%(7)	2.87%	2.35%	1.90%	1.92%	1.90%
Ratio of expenses to average net assets without waivers and reimbursements (8)(10)	3.09	%(7)	3.27	%(7)	3.29%	2.74%	2.08%	2.00%	1.99%
Ratio of net investment income/(loss) to average net assets	(2.58	)%(7)	(1.65	)%(7)	(0.78)%	(1.05)%	(1.19)%	(1.58)%	(1.82%)
Portfolio turnover rate (11)	0	%(6)	0	%(6)	15%	122%	0%	0%	0%

(1)

The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company. The period ended is from October 1, 2019 to August 31, 2020.

(2)

Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund.

(3)	Calculated based on average shares outstanding for the period.
(4)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

The accompanying notes are an integral part of the consolidated financial statements.
17

Campbell Systematic Macro Fund

Consolidated Financial Highlights (Continued)

(5)

Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(6)	Not annualized
(7)	Annualized
(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(9) Ratio of net expenses to average net assets excluding interest expense	2.74%	2.85%	2.82%	2.35%	1.90%	1.90%	1.90%
(10) Ratio of gross expenses to average net assets excluding interest expense(8)	3.06%	3.24%	3.24%	2.74%	2.08%	1.98%	1.99%

(11)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the consolidated financial statements.
18

Campbell Systematic Macro Fund

Consolidated Financial Highlights (Continued)

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class I
	For the Period Ended February 28, 2021 (Unaudited)		For the Period Ended August 31, 2020(1)(2)		For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018	For the Year Ended Sept. 30, 2017	For the Year Ended Sept. 30, 2016	For the Year Ended Sept. 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$7.65		$9.93		$9.59	$9.44	$10.20	$11.22	$11.05
Net investment income/(loss)(3)	(0.06)		(0.07)		0.02	(0.01)	(0.02)	(0.06)	(0.09)
Net realized and unrealized gain/(loss) on investments, futures, forward currency and swap contracts (4)	0.53		(0.77)		1.48	0.16	(0.74)	(0.73)	0.96
Net increase/(decrease) in net assets resulting from operations	0.47		(0.84)		1.50	0.15	(0.76)	(0.79)	0.87
Dividends and distributions to shareholders from:
Net investment income	—		(0.80)		(1.16)	—	—	(0.23)	(0.70)
Net realized capital gain	—		(0.64)		—	—	—	—	—
Total dividends and distributions to shareholders	—		(1.44)		(1.16)	—	—	(0.23)	(0.70)
Net asset value, end of period	$8.12		$7.65		$9.93	$9.59	$9.44	$10.20	$11.22
Total investment return (5)	5.87	%(6)	(8.75	)%(6)	18.17%	1.59%	(7.45)%	(7.20)%	7.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$104,587		$115,431		$51,067	$89,456	$279,212	$754,171	$984,152
Ratio of expenses to average net assets with waivers and reimbursements (9)	1.77	%(7)	1.88	%(7)	1.84%	1.30%	0.90%	0.92%	0.90%
Ratio of expenses to average net assets without waivers and reimbursements (8)(10)	2.09	%(7)	2.24	%(7)	2.28%	1.64%	1.07%	1.00%	0.99%
Ratio of net investment income/(loss) to average net assets	(1.58	)%(7)	(0.91	)%(7)	0.23%	(0.10)%	(0.20)%	(0.58)%	(0.81%)
Portfolio turnover rate (11)	0	%(6)	0	%(6)	15%	122%	0%	0%	0%

(1)

The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company. The period ended is from October 1, 2019 to August 31, 2020.

(2)

Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund.

(3)	Calculated based on average shares outstanding for the period.
(4)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

The accompanying notes are an integral part of the consolidated financial statements.
19

Campbell Systematic Macro Fund

Consolidated Financial Highlights (Continued)

(5)

Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(6)	Not annualized
(7)	Annualized
(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(9) Ratio of net expenses to average net assets excluding interest expense	1.74%	1.85%	1.80%	1.30%	0.90%	0.90%	0.90%
(10) Ratio of gross expenses to average net assets excluding interest expense(8)	2.06%	2.21%	2.24%	1.64%	1.07%	0.98%	0.99%

(11)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the consolidated financial statements.
20

Campbell Systematic Macro Fund

Consolidated Financial Highlights (Continued)

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class P
	For the Period Ended August 31, 2020(1)(2)		For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018	For the Year Ended Sept. 30, 2017	For the Year Ended Sept. 30, 2016	For the Year Ended Sept. 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.10		$9.58	$9.44	$10.19	$11.22	$11.05
Net investment income/(loss)(3)	(0.07)		—	(0.02)	(0.02)	(0.06)	(0.13)
Net realized and unrealized gain/(loss) on investments, futures, forward currency and swap contracts (5)	(0.80)		1.46	0.16	(0.73)	(0.74)	1.00
Net increase/(decrease) in net assets resulting from operations	(0.87)		1.46	0.14	(0.75)	(0.80)	0.87
Dividends and distributions to shareholders from:
Net investment income	(0.78)		(0.94)	—	—	(0.23)	(0.70)
Net realized capital gain	(0.64)		—	—	—	—	—
Total dividends and distributions to shareholders	(1.42)		(0.94)	—	—	(0.23)	(0.70)
Net asset value, end of period	$7.81		$10.10	$9.58	$9.44	$10.19	$11.22
Total investment return (6)	(8.95	)%(7)	17.24%	1.48%	(7.36)%	(7.29)%	7.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,492		$2,237	$34,253	$43,767	$99,612	$107,596
Ratio of expenses to average net assets with waivers and reimbursements (10)	2.15	%(8)	2.02%	1.51%	0.90%	0.92%	0.90%
Ratio of expenses to average net assets without waivers and reimbursements (9)(11)	2.52	%(8)	2.46%	1.90%	1.07%	1.00%	1.00%
Ratio of net investment income/(loss) to average net assets	(0.91	)%(8)	(0.01)%	(0.19)%	(0.19)%	(0.58)%	(1.09%)
Portfolio turnover rate (12)	0	%(7)	15%	122%	0%	0%	0%

(1)

The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company. The period ended is from October 1, 2019 to August 31, 2020.

(2)

Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund.

(3)	Calculated based on average shares outstanding for the period.
(4)	Less than $0.005 per share.
(5)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(6)

Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(7)	Not annualized
(8)	Annualized

The accompanying notes are an integral part of the consolidated financial statements.
21

Campbell Systematic Macro Fund

Consolidated Financial Highlights (Concluded)

(9)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(10) Ratio of net expenses to average net assets excluding interest expense	2.12%	2.02%	1.51%	0.90%	0.90%	0.90%
(11) Ratio of gross expenses to average net assets excluding interest expense(9)	2.49%	2.46%	1.90%	1.07%	0.98%	1.00%

(12)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the consolidated financial statements.
22

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements

February 28, 2021 (Unaudited)

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-six separate investment portfolios, including the Campbell Systematic Macro Fund (the “Fund”), which commenced investment operations on March 4, 2013. The Fund currently offers Class A, Class C and Class I shares. Class A and Class I shares commenced operations on March 4, 2013. Class C commenced operations on February 11, 2014.

Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 3.50%. A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within twelve months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. A CDSC of 1.00% is assessed on redemptions of Class C shares made within twelve months after a purchase of such shares. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund. On conversion date, the Fund’s net assets were $119,211,366 and net asset value (NAV) was $8.07.

The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company.

RBB has authorized capital of one hundred billion shares of common stock of which 87.923 billion shares are currently classified into one hundred and ninety classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Effective January 15, 2021 (the “Conversion Date”), the outstanding Class P shares of the Fund were converted into Class A shares of the Fund (the “Class Conversion”). The Class Conversion was completed based on the share classes’ relative net asset values on the Conversion Date, without the imposition of any fees or expenses. The Class Conversion was tax-free, meaning that the Fund’s Class P shareholders became Class A shareholders without realizing any gain or loss for federal income tax purposes. All Class P shares of the Fund were converted into Class A shares as of the Conversion Date.

The Fund’s investment objective is to seek capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Fund is February 28, 2021, and the period covered by these Notes to Consolidated Financial Statements is the fiscal period ended February 28, 2021 (the “current fiscal period”).

23

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

Consolidation of Subsidiary — The Adviser’s Campbell Systematic Macro Program is achieved by the Fund investing up to 25% of its total assets in the Campbell Systematic Macro Offshore Limited (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $16,508,327, which represented 13.35% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of February 28, 2021, in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Short-Term Investments	$101,022,308	$101,022,308	$—	$—
Commodity Contracts
Futures Contracts	10,387,062	10,387,062	—	—
Equity Contracts
Futures Contracts	447,007	447,007	—	—
Interest Rate Contracts
Futures Contracts	1,247,150	1,247,150	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	12,728,067	—	12,728,067	—
Total Assets	$125,831,594	$113,103,527	$12,728,067	$—

24

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Commodity Contracts
Futures Contracts	$(8,419,362)	$(8,419,362)	$—	$—
Equity Contracts
Futures Contracts	(682,704)	(682,704)	—	—
Interest Rate Contracts
Futures Contracts	(4,587,700)	(4,587,700)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(11,624,283)	—	(11,624,283)	—
Total Liabilities	$(25,314,049)	$(13,689,766)	$(11,624,283)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Disclosures about Derivative Instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

25

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

The following tables list the fair values and location on the Consolidated Statement of Assets and Liabilities of the Fund’s derivative holdings as of end of the reporting period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Asset Derivatives
Futures Contracts (a)	Unrealized appreciation on futures contracts	$10,387,062	$447,007	$1,247,150	$—	$12,081,219
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	—	—	—	12,728,067	12,728,067
Total Value – Assets		$10,387,062	$447,007	$1,247,150	$12,728,067	$24,809,286

Liability Derivatives
Futures Contracts (a)	Unrealized depreciation on futures contracts	$(8,419,362)	$(682,704)	$(4,587,700)	$—	$(13,689,766)
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	—	—	—	(11,624,283)	(11,624,283)
Total Value – Liabilities		$(8,419,362)	$(682,704)	$(4,587,700)	$(11,624,283)	$(25,314,049)

(a)	This amount represents the cumulative appreciation/(depreciation) of forward and futures contracts as reported in the Consolidated Portfolio of Investments.

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Realized Gain (Loss)
Futures Contracts	Net realized gain/(loss) from futures contracts	$7,099,944	$773,903	$(1,547,666)	$—	$6,326,181
Forward Contracts	Net realized gain/(loss) from forward foreign currency contracts	—	—	—	(1,222,904)	(1,222,904)
Total Realized Gain/(Loss)		$7,099,944	$773,903	$(1,547,666)	$(1,222,904)	$5,103,277

26

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	$2,030,904	$307,726	$(2,951,573)	$—	$(612,943)
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	—	3,674,945	3,674,945
Total Change in Unrealized Appreciation/(Depreciation)		$2,030,904	$307,726	$(2,951,573)	$3,674,945	$3,062,002

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

LONG FUTURES NOTIONAL AMOUNT	SHORT FUTURES NOTIONAL AMOUNT	FORWARD FOREIGN CURRENCY CONTRACTS-PAYABLE (VALUE AT TRADE DATE)	FORWARD FOREIGN CURRENCY CONTRACTS- RECEIVABLE (VALUE AT TRADE DATE)
$916,497,692	$(648,807,415)	$(1,678,682,914)	$1,702,880,032

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

27

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$12,728,067	$(11,624,283)	$—	$1,103,784	$11,624,283	$11,624,283	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

28

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

For tax purposes, the Subsidiary is an exempted Cayman Islands investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the consolidated financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Counterparty Risk — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over

29

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts —The Fund uses forward foreign currency contracts (“forward contracts”) in the normal course of pursuing its investment objectives. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an off setting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Coronavirus (COVID-19) Pandemic — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

30

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

2. Investment Adviser and Other Services

Campbell & Company Investment Adviser LLC (“Campbell” or the “Adviser”) serves as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of Campbell & Company, L.P. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

Prior to May 29, 2020, Equinox Institutional Asset Management, LP (“Equinox”) served as adviser to the Predecessor Fund and Campbell served as a sub-adviser to the Predecessor Fund. Equinox was entitled to an advisory fee from the Predecessor Fund at the same rate payable to Campbell as Adviser to the Fund. Equinox, not the Predecessor Fund, paid a sub-advisory fee to Campbell.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue this arrangement at any time after December 31, 2021.

	Expense Cap
Advisory Fee	Class A	Class C	Class I
1.64%	2.00%	2.75%	1.75%

Prior to May 29, 2020, Equinox and Campbell had contractually agreed to reduce their advisory fees and/or reimburse certain expenses of the Predecessor Fund, to ensure that the Predecessor Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) acquired fund fees and expenses, and (v) brokerage commissions, did not exceed, on an annual basis, 2.14% with respect to Class A shares, 2.89% with respect to Class C shares, and 1.89% with respect to Class I shares of the Predecessor Fund’s average daily net assets.

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed by the Adviser and/or Equinox were as follows:

Gross Advisory Fees	Waivers and/or Reimbursements	Net Advisory Fees
$1,044,563	$(217,075)	$827,488

If at any time the Fund’s total annual Fund operating expenses for a year are less than the Expense Cap, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed the Expense Cap that was in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2023	August 31, 2024	Total
$78,236	$217,075	$295,311

31

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

The Board has adopted a Plan of Distribution (the “Plan”) for the Class A Shares and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from each Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and up to 1.00% on an annualized basis of the average daily net assets of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in each Fund’s 12b-1 Plan.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

3. Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases and sales of investment securities (excluding short-term investments and derivative transactions) or long-term U.S. Government securities by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

32

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

February 28, 2021 (Unaudited)

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$119,815,281	$854,597	$(4,802,641)	$(3,948,044)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to futures not regulated by Section 1256 of the Internal Revenue Code and timing difference related to taxable income from a wholly owned controlled foreign corporation.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2020, primarily attributable to investments in wholly-owned controlled foreign corporation were reclassified among the following accounts:

Distributable Earnings/(Loss)	PAID-IN CAPITAL
$2,195,943	$(2,195,943)

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Qualified Late-Year Loss Deferral	Unrealized Appreciation/ (Depreciation)
$—	$—	(7,243,474)	(1,042,367)	$(865,646)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2020 was as follows:

Ordinary Income	Long-Term Gains	Total
$6,320,770	$5,118,935	$11,439,705

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2020, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2020. As of August 31, 2020, the Fund had tax basis qualified late-year losses of $1,042,367.

33

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Concluded)

February 28, 2021 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2020, the Fund had $5,145,610 of short-term and $2,097,864 of long-term capital loss carryovers, respectively.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the consolidated financial statements.

34

Campbell Systematic Macro Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling 1-844-261-6488 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Liquidity Risk Management Program

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Liquidity Risk Management Committee of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the fiscal period, the Board and its Investment and Liquidity Risk Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from June 1, 2019 to June 30, 2020 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s trading environment and reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund did not require the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review the Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Company Program during the Period and described certain material changes made to the Adviser Program during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

35

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Investment Adviser
Campbell & Company Investment Adviser LLC
2850 Quarry Lake Drive
Baltimore, Maryland 21209

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

CSMF-SAR21

FREE MARKET U.S. EQUITY FUND
FREE MARKET INTERNATIONAL EQUITY FUND
FREE MARKET FIXED INCOME FUND

of

The RBB Fund, Inc.

Semi-Annual Report

February 28, 2021
(Unaudited)

FREE MARKET FUNDS

PERFORMANCE DATA

February 28, 2021 (Unaudited)

Free Market U.S. Equity Fund

Average Annual Total Returns for the Periods Ended February 28, 2021
	Six Months(1)	1 Year	5 Years	10 Years	Since Inception
Free Market U.S. Equity Fund	33.02%	37.29%	13.25%	10.31%	9.26%(2)
Russell 2500® Index	35.45%	45.90%	17.42%	12.27%	10.31%
Composite Index(3)	27.30%	36.45%	15.42%	11.39%	8.82%

(1)	Not annualized.
(2)	The Fund commenced operations on December 31, 2007.
(3)	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2020, is 0.87% (included in the ratio is 0.31% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $21.02 per share on February 28, 2021.

Portfolio composition is subject to change.

The Free Market U.S. Equity Fund’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund.

1

FREE MARKET FUNDS

PERFORMANCE DATA (Continued)

February 28, 2021 (Unaudited)

Free Market International Equity Fund

Average Annual Total Returns for the Periods Ended February 28, 2021
	Six Months(1)	1 Year	5 Years	10 Years	Since Inception
Free Market International Equity Fund	22.26%	24.08%	8.97%	3.98%	3.34%(2)
MSCI World (excluding U.S.) Index	14.23%	22.15%	9.81%	4.73%	2.49%
Composite Index(3)	18.59%	27.33%	11.24%	5.40%	3.31%

(1)	Not annualized.
(2)	The Fund commenced operations on December 31, 2007.
(3)	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index and MSCI Emerging Markets Free Index, each weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2020, is 1% (included in the ratio is 0.42% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.55 per share on February 28, 2021.

Portfolio composition is subject to change.

The Free Market International Equity Fund’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund.

2

FREE MARKET FUNDS

PERFORMANCE DATA (CONCLUDED)

February 28, 2021 (Unaudited)

Free Market Fixed Income Fund

Average Annual Total Returns for the Periods Ended February 28, 2021
	Six Months(1)	1 Year	5 Years	10 Years	Since Inception
Free Market Fixed Income Fund	-0.26%	1.03%	1.81%	1.49%	1.77%(2)
FTSE World Government Bond Index 1-5 Years	-0.10%	1.33%	2.07%	1.95%	2.28%
Composite Index(3)	-0.73%	1.35%	2.38%	2.15%	2.53%

(1)	Not annualized.
(2)	The Fund commenced operations on December 31, 2007.
(3)

The Composite Index is comprised of the Three-Month Treasury Bill Index, Bloomberg Barclays Intermediate Government/Credit Bond Index, ICE BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Bloomberg Barclays U.S. Capital Aggregate Bond Index, each weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2020, is 0.69% (included in the ratio is 0.13% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.50 per share on February 28, 2021.

Portfolio composition is subject to change.

The Free Market Fixed Income Fund’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Fund will incur expenses of the underlying funds in addition to the Fund’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund.

3

FREE MARKET FUNDS

Fund Expense Examples

February 28, 2021 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from September 1, 2020 through February 28, 2021, and held for the entire period.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical EXAMPLES for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid during period*	Annualized Expense Ratio*	Actual Six-Month Total Investment Return for the Fund
Actual
Free Market U.S. Equity Fund	$ 1,000.00	$ 1,330.20	$ 3.18	0.55%	33.02%
Free Market International Equity Fund	1,000.00	1,222.60	3.09	0.56%	22.26%
Free Market Fixed Income Fund	1,000.00	997.40	2.77	0.56%	-0.26%
Hypothetical (5% return before expenses)
Free Market U.S. Equity Fund	$ 1,000.00	$ 1,022.07	$ 2.76	0.55%	N/A
Free Market International Equity Fund	1,000.00	1,022.02	2.81	0.56%	N/A
Free Market Fixed Income Fund	1,000.00	1,022.02	2.81	0.56%	N/A

*

Expenses are equal to each Fund’s annualized six-month expense ratio for the period September 1, 2020 to February 28, 2021, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Each Fund’s ending account values in the first section in the table is based on the actual six-month total investment return for each Fund for the period September 1, 2020 to February 28, 2021. The range of weighted expense ratios of the underlying funds held by the Funds, as stated in the underlying funds’ current prospectuses, were as follows:

FUNDS	RANGE OF WEIGHTED EXPENSE RATIOS
Free Market U.S. Equity Fund	0.00% - 0.10%
Free Market International Equity Fund	0.00% - 0.20%
Free Market Fixed income Fund	0.00% - 0.04%

4

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Portfolio of Investments

February 28, 2021 (Unaudited)

	NUMBER OF SHARES	VALUE
DOMESTIC EQUITY FUNDS — 99.9%
iShares Core S&P 500 ETF	279,854	$106,839,862
iShares MSCI USA Value Factor ETF	1,858,992	178,426,052
U.S. Large Cap Value Portfolio III (a)	23,129,386	631,894,818
U.S. Large Cap Value Series (b)	2,825,615	167,756,789
U.S. Large Company Portfolio (a)	12,906,726	369,519,563
U.S. Micro Cap Portfolio (c)	19,034,253	504,788,379
U.S. Small Cap Portfolio (c)	11,496,507	500,672,898
U.S. Small Cap Value Portfolio (c)	20,786,636	847,679,000
TOTAL DOMESTIC EQUITY FUNDS
(Cost $1,973,404,519)		3,307,577,361

SHORT-TERM INVESTMENTS — 0.1%
STIT-Government & Agency Portfolio, 0.03%*	2,676,609	2,676,609
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,676,609)		2,676,609
TOTAL INVESTMENTS — 100.0%
(Cost $1,974,155,515)		3,310,253,970
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(1,329,355)
NET ASSETS — 100.0%		$3,308,924,615

Portfolio Holdings Summary Table

	% OF NET ASSETS	VALUE
Domestic Equity Funds	99.9%	$3,307,577,361
Short-Term Investments	0.1	2,676,609
Liabilities In Excess Of Other Assets	0	(1,329,355)
NET ASSETS	100.0%	$3,308,924,615

*	Seven-day yield as of February 28, 2021.
(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Trust Company.
(c)	A portfolio of DFA Investment Dimensions Group Inc.

ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Portfolio of Investments

February 28, 2021 (Unaudited)

	NUMBER OF SHARES/ BENEFICIAL INTEREST	VALUE
INTERNATIONAL EQUITY FUNDS — 99.9%
Canadian Small Company Series (a)	2,170,662	$30,805,903
DFA International Small Cap Value Portfolio (b)	48,072,054	958,556,759
DFA International Value Portfolio III (c)	24,797,100	382,619,256
DFA International Value Series (a)	13,331,142	343,143,606
Emerging Markets Small Cap Portfolio (b)	4,794,055	115,920,249
Emerging Markets Value Portfolio, Class Institutional (b)	3,852,107	116,372,143
iShares Core MSCI EAFE ETF	1,662,695	116,937,339
iShares Core MSCI Emerging Markets ETF	1,855,198	120,086,967
iShares MSCI EAFE Small-Cap ETF	2,919,044	204,916,889
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $2,057,315,950)		2,389,359,111

SHORT-TERM INVESTMENTS — 0.1%
STIT-Government & Agency Portfolio, 0.03%*	3,579,050	3,579,050
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,579,050)		3,579,050
TOTAL INVESTMENTS — 100.0%
(Cost $2,029,646,615)		2,392,938,161
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(367,343)
NET ASSETS — 100.0%		$2,392,570,818

Portfolio Holdings Summary Table

	% OF NET ASSETS	VALUE
International Equity Funds	99.9%	$2,389,359,111
Short-Term Investments	0.1	3,579,050
Liabilities In Excess Of Other Assets	0.0	(367,343)
NET ASSETS	100.0%	$2,392,570,818

*	Seven-day yield as of February 28, 2021.
(a)	A portfolio of DFA Investment Trust Company.
(b)	A portfolio of DFA Investment Dimensions Group Inc.
(c)	A portfolio of Dimensional Investment Group Inc.

ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

6

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Portfolio of Investments

February 28, 2021 (Unaudited)

	NUMBER OF SHARES	VALUE
FIXED INCOME FUNDS — 99.4%
DFA One-Year Fixed Income Portfolio (a)	36,670,593	$377,707,104
DFA Two-Year Global Fixed Income Portfolio (a)	65,476,438	651,490,560
iShares 1-3 Year Treasury Bond ETF	1,204,984	104,014,219
iShares 3-7 Year Treasury Bond ETF	1,178,588	154,477,529
iShares Core International Aggregate Bond ETF	7,063,584	387,932,033
iShares Intermediate-Term Corporate Bond ETF	2,552,262	153,697,218
iShares Short-Term Corporate Bond ETF	11,352,884	622,932,745
iShares TIPS Bond ETF	1,025,095	128,987,704
TOTAL FIXED INCOME FUNDS
(Cost $2,534,332,311)		2,581,239,112

SHORT-TERM INVESTMENTS — 0.6%
STIT-Government & Agency Portfolio, 0.03%*	15,614,045	15,614,045
TOTAL SHORT-TERM INVESTMENTS
(Cost $15,614,045)		15,614,045
TOTAL INVESTMENTS — 100.0%
(Cost $2,549,946,356)		2,596,853,157
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(1,012,071)
NET ASSETS — 100.0%		$2,595,841,086

Portfolio Holdings Summary Table

	% OF NET ASSETS	VALUE
Fixed Income Funds	99.4%	$2,581,239,112
Short-Term Investments	0.6	15,614,045
Liabilities In Excess Of Other Assets	0.0	(1,012,071)
NET ASSETS	100.0%	$2,595,841,086

*	Seven-day yield as of February 28, 2021.
(a)	A portfolio of DFA Investment Dimensions Group Inc.

ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

FREE MARKET FUNDS

Statements of Assets and Liabilities

February 28, 2021 (Unaudited)

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
ASSETS
Investments in non-affiliated funds, at value (cost $1,973,404,519, $2,057,315,950 and $2,534,332,311, respectively)	$3,307,577,363	$2,389,359,112	$2,581,239,112
Short-term investments, at value (cost $2,676,609, $3,579,050 and $15,614,045, respectively)	2,676,609	3,579,050	15,614,045
Receivables for:
Capital shares sold	3,230,864	2,864,571	3,838,202
Prepaid expenses and other assets	193,617	148,979	133,122
Total assets	3,313,678,453	2,395,951,712	2,600,824,481
LIABILITIES
Payables for:
Capital shares redeemed	3,282,858	1,644,498	1,772,592
Advisory fees	1,240,726	908,903	985,692
Administration and accounting fees	107,366	82,712	111,515
Transfer agent fees	14,034	12,506	17,676
Other accrued expenses and liabilities	108,854	732,275	2,095,920
Total liabilities	4,753,838	3,380,894	4,983,395
Net assets	$3,308,924,615	$2,392,570,818	$2,595,841,086

NET ASSETS CONSIST OF:
Par value	$157,402	$226,853	$247,239
Paid-in capital	1,929,719,041	2,076,025,731	2,550,159,787
Total distributable earnings/(loss)	1,379,048,172	316,318,234	45,434,060
Net assets	$3,308,924,615	$2,392,570,818	$2,595,841,086

CAPITAL SHARES:
Net assets	$3,308,924,615	$2,392,570,818	$2,595,841,086
Shares outstanding ($0.001 par value, 700,000,000 shares authorized)	157,401,880	226,853,295	247,239,444
Net asset value, offering and redemption price per share	$21.02	$10.55	$10.50

The accompanying notes are an integral part of the financial statements.

8

FREE MARKET FUNDS

Statements of Operations

FOR THE SIX MONTHS ENDED February 28, 2021 (Unaudited)

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
INVESTMENT INCOME
Dividends from non-affiliated funds	$31,137,705	$28,883,324	$14,389,679
Total investment income	31,137,705	28,883,324	14,389,679

EXPENSES
Advisory fees (Note 2)	7,396,713	5,527,309	5,793,015
Administration and accounting fees (Note 2)	318,395	246,875	288,040
Director fees	170,647	120,768	147,779
Legal fees	115,419	87,954	100,944
Officer fees	57,233	43,841	53,737
Transfer agent fees (Note 2)	57,156	49,795	55,896
Printing and shareholder reporting fees	36,431	30,476	31,804
Custodian fees (Note 2)	37,908	29,226	26,380
Registration and filing fees	22,385	18,531	19,240
Audit and tax service fees	13,608	14,084	13,607
Other expenses	67,195	94,493	52,105
Total expenses	8,293,090	6,263,352	6,582,547
Net investment income/(loss)	22,844,615	22,619,972	7,807,132

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Non-affiliated funds	34,491,120	(23,108,451)	985,278
Capital gain distributions from non-affiliated fund investments	8,139,666	—	—
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	815,266,126	456,235,477	(16,702,985)
Net realized and unrealized gain/(loss) on investments	857,896,912	433,127,026	(15,717,707)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$880,741,527	$455,746,998	$(7,910,575)

The accompanying notes are an integral part of the financial statements.

9

FREE MARKET U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the Six Months Ended February 28, 2021 (Unaudited)	For the Year Ended August 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$22,844,615	$29,486,016
Net realized gain/(loss) from investments	42,630,786	34,313,684
Net change in unrealized appreciation/(depreciation) on investments	815,266,126	(27,260,145)
Net increase/(decrease) in net assets resulting from operations	880,741,527	36,539,555

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(50,706,505)	(169,412,819)
Net decrease in net assets from dividends and distributions to shareholders	(50,706,505)	(169,412,819)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	174,555,673	545,707,591
Reinvestment of distributions	50,687,033	169,205,765
Shares redeemed	(585,690,575)	(641,720,675)
Net increase/(decrease) in net assets from capital shares	(360,447,869)	73,192,681
Total increase/(decrease) in net assets	469,587,153	(59,680,583)

NET ASSETS:
Beginning of period	2,839,337,462	2,899,018,045
End of period	$3,308,924,615	$2,839,337,462

SHARES TRANSACTIONS:
Shares sold	9,660,083	36,797,183
Dividends and distributions reinvested	2,722,182	9,343,223
Shares redeemed	(31,778,245)	(40,900,928)
Net increase/(decrease) in shares outstanding	(19,395,980)	5,239,478

The accompanying notes are an integral part of the financial statements.

10

FREE MARKET INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Six Months Ended February 28, 2021 (Unaudited)	For the Year Ended August 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$22,619,972	$45,116,811
Net realized gain/(loss) from investments	(23,108,451)	44,528,825
Net change in unrealized appreciation/(depreciation) on investments	456,235,477	(63,417,824)
Net increase/(decrease) in net assets resulting from operations	455,746,998	26,227,812

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(70,369,565)	(60,103,777)
Net decrease in net assets from dividends and distributions to shareholders	(70,369,565)	(60,103,777)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	146,376,404	430,793,091
Reinvestment of distributions	70,361,038	60,073,300
Shares redeemed	(363,199,025)	(458,243,187)
Net increase/(decrease) in net assets from capital shares	(146,461,583)	32,623,204
Total increase/(decrease) in net assets	238,915,850	(1,252,761)

NET ASSETS:
Beginning of period	2,153,654,968	2,154,907,729
End of period	$2,392,570,818	$2,153,654,968

SHARES TRANSACTIONS:
Shares sold	15,093,308	52,513,619
Dividends and distributions reinvested	6,987,193	5,947,851
Shares redeemed	(37,354,837)	(53,365,026)
Net increase/(decrease) in shares outstanding	(15,274,336)	5,096,444

The accompanying notes are an integral part of the financial statements.

11

FREE MARKET FIXED INCOME FUND

Statements of Changes in Net Assets

	For the Six Months Ended February 28, 2021 (Unaudited)	For the Year Ended August 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$7,807,132	$35,268,501
Net realized gain/(loss) from investments	985,278	12,622,854
Net change in unrealized appreciation/(depreciation) on investments	(16,702,985)	20,505,178
Net increase/(decrease) in net assets resulting from operations	(7,910,575)	68,396,533

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(18,030,317)	(41,833,397)
Net decrease in net assets from dividends and distributions to shareholders	(18,030,317)	(41,833,397)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	537,712,400	403,565,489
Reinvestment of distributions	18,024,820	41,824,622
Shares redeemed	(241,864,177)	(912,637,509)
Net increase/(decrease) in net assets from capital shares	313,873,043	(467,247,398)
Total increase/(decrease) in net assets	287,932,151	(440,684,262)

NET ASSETS:
Beginning of period	2,307,908,935	2,748,593,197
End of period	$2,595,841,086	$2,307,908,935

SHARES TRANSACTIONS:
Shares sold	50,839,207	38,541,527
Dividends and distributions reinvested	1,703,384	4,021,935
Shares redeemed	(22,830,858)	(87,441,618)
Net increase/(decrease) in shares outstanding	29,711,733	(44,878,156)

The accompanying notes are an integral part of the financial statements.

12

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Six Months Ended February 28, 2021 (Unaudited)		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$16.06		$16.90	$20.37	$17.60	$16.18	$16.08
Net investment income/(loss)(1)	0.14		0.17	0.17	0.15	0.12	0.18
Net realized and unrealized gain/(loss) on investments	5.12		— (2)	(2.73)	3.34	2.13	1.18
Net increase/(decrease) in net assets resulting from operations	5.26		0.17	(2.56)	3.49	2.25	1.36
Dividends and distributions to shareholders from:
Net investment income	(0.08)		(0.16)	(0.15)	(0.20)	(0.15)	(0.15)
Net realized capital gains	(0.22)		(0.85)	(0.76)	(0.52)	(0.68)	(1.11)
Total dividends and distributions to shareholders	(0.30)		(1.01)	(0.91)	(0.72)	(0.83)	(1.26)
Net asset value, end of period	$21.02		$16.06	$16.90	$20.37	$17.60	$16.18
Total investment return/(loss)(2)	33.02	%(4)	0.32%	(12.09)%	20.11%	13.97%	9.10%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,308,925		$2,839,337	$2,899,018	$3,413,559	$2,724,995	$2,303,041
Ratio of expenses to average net assets(3)	0.55	%(5)	0.56%	0.55%	0.55%	0.56%	0.59%
Ratio of net investment income/(loss) to average net assets(3)	1.52	%(5)	1.05%	0.96%	0.76%	0.72%	1.15%
Portfolio turnover rate	6	%(4)	14%	7%	2%	5%	1%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(4)	Not Annualized.
(5)	Annualized.

The accompanying notes are an integral part of the financial statements.

13

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Six Months Ended February 28, 2021 (Unaudited)		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$8.89		$9.09	$10.72	$10.97	$9.24	$9.28
Net investment income/(loss)(1)	0.10		0.19	0.21	0.22	0.14	0.23
Net realized and unrealized gain/(loss) on investments	1.87		(0.13)	(1.47)	(0.10)	1.89	0.05
Net increase/(decrease) in net assets resulting from operations	1.97		0.06	(1.26)	0.12	2.03	0.28
Dividends and distributions to shareholders from:
Net investment income	(0.13)		(0.14)	(0.18)	(0.26)	(0.19)	(0.16)
Net realized capital gains	(0.18)		(0.12)	(0.19)	(0.11)	(0.11)	(0.16)
Total dividends and distributions to shareholders	(0.31)		(0.26)	(0.37)	(0.37)	(0.30)	(0.32)
Net asset value, end of period	$10.55		$8.89	$9.09	$10.72	$10.97	$9.24
Total investment return/(loss)(2)	22.26	%(4)	0.30%	(11.66)%	0.98%	22.50%	3.13%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,392,571		$2,153,655	$2,154,908	$2,312,863	$2,190,068	$1,672,452
Ratio of expenses to average net assets(3)	0.56	%(5)	0.58%	0.58%	0.57%	0.58%	0.63%
Ratio of net investment income/(loss) to average net assets(3)	2.02	%(5)	2.13%	2.22%	1.93%	1.42%	2.60%
Portfolio turnover rate	5	%(4)	28%	4%	3%	2%	1%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(4)	Not Annualized.
(5)	Annualized.

The accompanying notes are an integral part of the financial statements.

14

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Six Months Ended February 28, 2021 (Unaudited)		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$10.61		$10.47	$10.22	$10.36	$10.43	$10.25
Net investment income/(loss)(1)	0.03		0.15	0.27	0.10	0.10	0.06
Net realized and unrealized gain/(loss) on investments	(0.09)		0.16	0.24	(0.14)	(0.06)	0.17
Net increase/(decrease) in net assets resulting from operations	(0.06)		0.31	0.51	(0.04)	0.04	0.23
Dividends and distributions to shareholders from:
Net investment income	(0.05)		(0.17)	(0.26)	(0.09)	(0.11)	(0.03)
Net realized capital gains	—		—	— (2)	(0.01)	—	(0.02)
Total dividends and distributions to shareholders	(0.05)		(0.17)	(0.26)	(0.10)	(0.11)	(0.05)
Net asset value, end of period	$10.50		$10.61	$10.47	$10.22	$10.36	$10.43
Total investment return/(loss)(3)	0.26	%(5)	2.98%	5.11%	(0.35)%	0.39%	2.26%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,595,841		$2,307,909	$2,748,593	$2,867,621	$2,503,032	$2,126,457
Ratio of expenses to average net assets(4)	0.56	%(6)	0.56%	0.55%	0.55%	0.56%	0.59%
Ratio of net investment income/(loss) to average net assets(4)	0.67	%(6)	1.39%	2.62%	1.02%	0.94%	0.54%
Portfolio turnover rate	2	%(5)	46%	3%	0%	0%	31%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(5)	Not Annualized.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

15

FREE MARKET FUNDS

Notes to Financial Statements

February 28, 2021 (Unaudited)

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-six separate investment portfolios, including the Free Market U.S. Equity Fund, the Free Market International Equity Fund and the Free Market Fixed Income Fund (each a “Fund,” collectively the “Funds”). Each Fund operates as a “fund of funds” and commenced investment operations on December 31, 2007.

RBB has authorized capital of one hundred billion shares of common stock of which 87.923 billion shares are currently classified into one hundred and ninety classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Free Market U.S. Equity and Free Market International Equity’s investment objective is to seek long-term capital appreciation. Free Market Fixed Income’s investment objective is to seek total return (consisting of current income and capital appreciation).

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is February 28, 2021, and the period covered by these Notes to Financial Statements is the six-months ended February 28, 2021 (the “current fiscal period”).

Investment Company Securities – The Funds pursue their investment objectives by investing primarily in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “underlying funds”). When a Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Funds invest in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of each Fund’s assets among the ETFs and underlying funds. Accordingly, the Funds’ investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Funds allocate to the ETFs and underlying funds utilizing such strategies. As disclosed in the Portfolio of Investments, the Funds invest in a number of different underlying funds, including underlying funds that are portfolios of DFA Investment Dimensions Group Inc., and Dimensional Investment Group Inc. (collectively, “DFA Underlying Funds”) and iShares by BlackRock (“iShares Underlying Funds”). Information about DFA Underlying Funds and iShares Underlying Funds’ risks may be found in such DFA Underlying Funds’ and iShares Underlying Funds’ annual or semiannual report to shareholders, which can be found at us.dimensional.com and iShares.com, respectively. Additional information about derivatives related risks, if applicable, may also be found in each such DFA Underlying Fund or iShares Underlying Funds’ annual or semiannual report to shareholders. The annual and semiannual reports to shareholders for the underlying funds may also be found by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each Fund’s net asset value (“NAV”) determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in Exchange-Traded Funds (“ETFs”) are valued at their last reported sale price. As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”). Direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

16

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

February 28, 2021 (Unaudited)

● Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

FREE MARKET U.S. EQUITY FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Domestic Equity Funds	$3,307,577,361	$3,139,820,572	$—	$—	$167,756,789
Short-Term Investments	2,676,609	2,676,609	—	—	—
Total Investments**	$3,310,253,970	$3,142,497,181	$—	$—	$167,756,789

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

FREE MARKET INTERNATIONAL EQUITY FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
International Equity Funds	$2,389,359,111	$2,015,409,602	$—	$—	$373,949,509
Short-Term Investments	3,579,050	3,579,050	—	—	—
Total Investments**	$2,392,938,161	$2,018,988,652	$—	$—	$373,949,509

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

FREE MARKET FIXED INCOME FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Fixed Income Funds	$2,581,239,112	$2,581,239,112	$—	$—	$—
Short-Term Investments	15,614,045	15,614,045	—	—	—
Total Investments**	$2,596,853,157	$2,596,853,157	$—	$—	$—

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

17

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

February 28, 2021 (Unaudited)

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds. In addition to the net annual operating expenses that the Funds bear directly, the shareholders indirectly bear the Funds’ pro-rata expenses of the underlying mutual funds in which each Fund invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date for each Fund with the exception of the Free Market Fixed Income Fund which declares and pays quarterly dividends from net investment income. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

18

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

February 28, 2021 (Unaudited)

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

MARKET RISK — The value of a Fund’s shares will fluctuate as a result of the movement of the overall stock market or the value of the underlying fund held by a Fund, and you could lose money.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss for such claims is considered to be remote.

For additional information about the DFA Underlying Funds and iShares Underlying Funds’ valuation policies, refer to the DFA Underlying Funds and iShares Underlying Funds’ most recent annual or semiannual report which can be found at us.dimensional.com and iShares.com, respectively.

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following tables.

AVERAGE DAILY NET ASSETS	ADVISORY FEE
For the first $1 billion	0.50%
Over $1 billion to $3 billion	0.49
Over $3 billion to $5 billion	0.48
Over $5 billion	0.47

The Adviser has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses exceed the rates (“Expense Caps”) shown in the following table annually of each Fund’s average daily net assets. The Adviser may not recoup waived management fees or reimbursed expenses. The Adviser may discontinue these arrangements at any time.

FUND	EXPENSE CAPS
Free Market U.S. Equity Fund	1.13%
Free Market International Equity Fund	1.35
Free Market Fixed Income Fund	1.00

19

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

February 28, 2021 (Unaudited)

During the current fiscal period, investment advisory fees accrued were as follows:

FUND	ADVISORY FEES
Free Market U.S. Equity Fund	$7,396,713
Free Market International Equity Fund	5,527,309
Free Market Fixed Income Fund	5,793,015

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Effective as of January 4, 2021, Herald Investment Marketing, LLC (the “Distributor”), an affiliate of Vigilant Compliance, LLC, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB. Prior to January 4, 2021, Quasar Distributors, LLC, a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, served as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

3.	Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

4.	Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchase and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Free Market U.S. Equity Fund	$54,923,104	$420,404,687
Free Market International Equity Fund	33,649,002	229,625,984
Free Market Fixed Income Fund	359,730,458	58,457,020

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5.	Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have

20

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

February 28, 2021 (Unaudited)

determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Free Market U.S. Equity Fund	$2,386,254,280	$602,809,298	$(102,480,512)	$500,328,786
Free Market International Equity Fund	2,292,749,017	78,034,063	(217,462,580)	(139,428,517)
Free Market Fixed Income Fund	2,245,413,466	65,740,340	(3,143,735)	62,596,605

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2020, primarily attributable to redesignation of dividends paid and reclassifications of short-term capital gain distributions, were reclassified among the following accounts:

	DISTRIBUTABLE EARNINGS/(LOSS)	Paid-In Capital
Free Market U.S. Equity Fund	$(8,834,072)	$8,834,072
Free Market International Equity Fund	(13,149,845)	13,149,845
Free Market Fixed Income Fund	(2,504,844)	2,504,844

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss CarryForwards	NET Unrealized Appreciation/ (Depreciation)
Free Market U.S. Equity Fund	$12,089,320	$36,595,044	$—	$500,328,786
Free Market International Equity Fund	29,337,277	41,032,041	—	(139,428,517)
Free Market Fixed Income Fund	2,705,300	6,073,047	—	62,596,605

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

The tax character of distributions paid during the fiscal years ended August 31, 2020 was as follows:

	Ordinary Income	Long-Term Gains	Total
Free Market U.S. Equity Fund	$26,516,498	$142,896,321	$169,412,819
Free Market International Equity Fund	32,785,339	27,318,438	60,103,777
Free Market Fixed Income Fund	41,833,397	—	41,833,397

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

21

FREE MARKET FUNDS

Notes to Financial Statements (Concluded)

February 28, 2021 (Unaudited)

The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

6.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined there was the following subsequent event:

Effective March 11, 2021, the Distributor, Herald Investment Marketing, LLC, changed its name to Vigilant Distributors, LLC.

22

FREE MARKET FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling Free Market Funds at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

23

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[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser

Matson Money, Inc.
5955 Deerfield Blvd.
Mason, OH 45040

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Herald Investment Marketing, LLC
Gateway Corporate Center, Suite 216
223 Wilmington West Chester Pike
Chadds Ford, PA 19317

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

FMFI-SAR21

MATSON MONEY U.S. EQUITY VI PORTFOLIO
MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO
MATSON MONEY FIXED INCOME VI PORTFOLIO

of

The RBB Fund, Inc.

Semi-Annual Report

February 28, 2021
(Unaudited)

This report is submitted for the general information of the shareholders of the Portfolios. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Portfolios.

MATSON MONEY VI PORTFOLIOS

Performance Data

February 28, 2021 (Unaudited)

Matson Money U.S. Equity VI Portfolio

Average Annual Total Returns for the Periods Ended February 28, 2021
	SIX MONTHS(1)	1 YEAR	5 YEARS	SINCE INCEPTION
Matson Money U.S. Equity VI Portfolio	32.91%	36.81%	12.94%	8.52%(2)
Russell 2500® Index	35.45%	45.90%	17.42%	11.14%(4)
Composite Index(3)	27.30%	36.45%	15.42%	10.34%(4)

(1)	Not annualized.
(2)	The Portfolio commenced operations on February 18, 2014.
(3)	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively.
(4)

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the Russell 2500® Index and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 9.57%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2020 is 1.06% (included in the ratio is 0.30% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $32.67 per share on February 28, 2021.

Portfolio composition is subject to change.

The Matson Money U.S. Equity VI Portfolio’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Portfolio.

1

MATSON MONEY VI PORTFOLIOS

Performance Data (Continued)

February 28, 2021 (Unaudited)

Matson Money International Equity VI Portfolio

Average Annual Total Returns for the Periods Ended February 28, 2021
	SIX MONTHS(1)	1 YEAR	5 YEARS	SINCE INCEPTION
Matson Money International Equity VI Portfolio	22.00%	23.56%	8.80%	3.15%(2)
MSCI World (excluding U.S.) Index	14.23%	22.15%	9.81%	4.31%(4)
Composite Index(3)	18.59%	27.33%	11.24%	5.42%(4)

(1)	Not annualized.
(2)	The Portfolio commenced operations on February 18, 2014.
(3)	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI Emerging Markets Index, each weighted 25%, 25%, 25% and 25%, respectively.
(4)

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the MSCI World (excluding U.S.) Index and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 4.24%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2020 is 1.29% (included in the ratio is 0.46% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $25.50 per share on February 28, 2021.

Portfolio composition is subject to change.

The Matson Money International Equity VI Portfolio’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Portfolio.

2

MATSON MONEY VI PORTFOLIOS

Performance Data (Concluded)

February 28, 2021 (Unaudited)

Matson Money Fixed Income VI Portfolio

Average Annual Total Returns for the Periods Ended February 28, 2021
	SIX MONTHS(1)	1 YEAR	5 YEARS	SINCE INCEPTION
Matson Money Fixed Income VI Portfolio	-0.33%	0.97%	1.60%	1.27%(2)
FTSE World Government Bond Index 1-5 Years	-0.10%	1.33%	2.07%	1.96%(4)
Composite Index(3)	-0.73%	1.35%	2.38%	2.21%(4)

(1)	Not annualized.
(2)	The Portfolio commenced operations on February 18, 2014.
(3)

The Composite Index is comprised of the Three-Month Treasury Bill Index, Bloomberg Barclays Capital Intermediate Government Bond Index, ICE BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Bloomberg Barclays U.S. Aggregate Bond Index, each weighted 25%, 25%, 25% and 25%, respectively.

(4)

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the FTSE World Government Bond Index 1-5 Years (formerly known as the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index), and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 1.25%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2020 is 0.88% (included in the ratio is 0.14% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $25.41 per share on February 28, 2021.

Portfolio composition is subject to change.

The Matson Money Fixed Income VI Portfolio’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Portfolio will incur expenses of the underlying funds in addition to the Portfolio’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Portfolio.

3

MATSON MONEY VI PORTFOLIOS

Fund Expense ExampleS

FEBRUARY 28, 2021 (UNAUDITED)

As a shareholder of the Portfolio(s), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from September 1, 2020 through February 28, 2021, and held for the entire period.

ACTUAL EXPENSES

The first section of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE SEPTEMBER 1, 2020	ENDING ACCOUNT VALUE FEBRUARY 28, 2021	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	ACTUAL SIX- MONTH TOTAL INVESTMENT RETURN FOR THE PORTFOLIO
Actual
Matson Money U.S. Equity VI Portfolio	$ 1,000.00	$ 1,329.10	$ 4.22	0.73%	32.91%
Matson Money International Equity VI Portfolio	1,000.00	1,220.00	4.29	0.78%	22.00%
Matson Money Fixed Income VI Portfolio	1,000.00	996.70	3.56	0.72%	-0.33%
Hypothetical (5% return before expenses)
Matson Money U.S. Equity VI Portfolio	$ 1,000.00	$ 1,021.17	$ 3.66	0.73%	N/A
Matson Money International Equity VI Portfolio	1,000.00	1,020.93	3.91	0.78%	N/A
Matson Money Fixed Income VI Portfolio	1,000.00	1,021.22	3.61	0.72%	N/A

*

Expenses are equal to each Portfolio’s annualized six-month expense ratio for the period September 1, 2020 to February 28, 2021, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. Fees and expenses presented for a Portfolio do not reflect any fees and expenses imposed on shares of the Portfolio purchased through variable annuity contracts, variable life insurance policies, and certain qualified pension and retirement plans, which would increase overall fees and expenses. If such fees and expenses had been included, the expenses would have been higher. Each

4

MATSON MONEY VI PORTFOLIOS

Fund Expense Examples (CONCLUDED)

FEBRUARY 28, 2021 (UNAUDITED)

Portfolio’s ending account value in the first section in the table is based on the actual six-month total investment return for each Portfolio for the period September 1, 2020 to February 28, 2021. The range of weighted expense ratios of the underlying funds held by the Portfolios, as stated in the underlying funds’ current prospectuses, were as follows:

PORTFOLIO	RANGE OF WEIGHTED EXPENSE RATIOS
Matson Money U.S. Equity VI Portfolio	0.01% - 0.07%
Matson Money International Equity VI Portfolio	0.00% - 0.14%
Matson Money Fixed Income VI Portfolio	0.00% - 0.02%

5

MATSON MONEY VI PORTFOLIOS

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Portfolio of Investments

FEBRUARY 28, 2021 (UNAUDITED)

	NUMBER OF SHARES	VALUE
DOMESTIC EQUITY FUNDS — 99.1%
U.S. Large Cap Value Portfolio III (a)	282,203	$7,709,798
U.S. Large Company Portfolio (a)	141,249	4,043,969
U.S. Micro Cap Portfolio (b)	168,560	4,470,198
U.S. Small Cap Portfolio (b)	102,508	4,464,211
U.S. Small Cap Value Portfolio (b)	74,627	3,043,297
VA U.S. Large Value Portfolio (b)	41,600	1,189,774
VA U.S. Targeted Value Portfolio (b)	206,886	4,454,261
TOTAL DOMESTIC EQUITY FUNDS
(Cost $23,383,301)		29,375,508

SHORT-TERM INVESTMENTS — 1.1%
STIT-Government & Agency Portfolio, 0.03%*	313,037	313,037
TOTAL SHORT-TERM INVESTMENTS
(Cost $313,037)		313,037
TOTAL INVESTMENTS — 100.2%
(Cost $23,696,338)		29,688,545
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(70,650)
NET ASSETS — 100.0%		$29,617,895

PORTFOLIO HOLDINGS SUMMARY TABLE
	% of Net Assets	Value
Domestic Equity Funds	99.1%	$29,375,508
Short-Term Investments	1.1	313,037
Liabilities In Excess Of Other Assets	(0.2)	(70,650)
NET ASSETS	100.0%	$29,617,895

*	Seven-day yield as of February 28, 2021.
(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Dimensions Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

6

MATSON MONEY VI PORTFOLIOS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Portfolio of Investments

FEBRUARY 28, 2021 (UNAUDITED)

	NUMBER OF SHARES	VALUE
INTERNATIONAL EQUITY FUNDS — 99.2%
DFA International Small Cap Value Portfolio (a)	295,607	$5,894,412
DFA International Value Portfolio III (b)	414,243	6,391,765
Emerging Markets Small Cap Portfolio (a)	42,139	1,018,919
Emerging Markets Value Portfolio, Class Institutional (a)	33,697	1,017,993
iShares Core MSCI EAFE ETF	11,624	817,516
iShares Core MSCI Emerging Markets ETF	16,167	1,046,490
VA International Small Portfolio (a)	256,612	3,492,493
VA International Value Portfolio (a)	85,341	1,069,322
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $18,920,703)		20,748,910

SHORT-TERM INVESTMENTS — 1.0%
STIT-Government & Agency Portfolio, 0.03%*	207,211	207,211
TOTAL SHORT-TERM INVESTMENTS
(Cost $207,211)		207,211
TOTAL INVESTMENTS — 100.2%
(Cost $19,127,914)		20,956,121
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(37,422)
NET ASSETS — 100.0%		$20,918,699

PORTFOLIO HOLDINGS SUMMARY TABLE
	% of Net Assets	Value
International Equity Funds	99.2%	$20,748,910
Short-Term Investments	1.0	207,211
Other Assets In Excess Of Liabilities	(0.2)	(37,422)
NET ASSETS	100.0%	$20,918,699

*	Seven-day yield as of February 28, 2021.
(a)	A portfolio of DFA Investment Dimensions Group Inc.
(b)	A portfolio of Dimensional Investment Group Inc.
ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

MATSON MONEY VI PORTFOLIOS

MATSON MONEY FIXED INCOME VI PORTFOLIO

Portfolio of Investments

FEBRUARY 28, 2021 (UNAUDITED)

	NUMBER OF SHARES	VALUE
FIXED INCOME FUNDS — 98.5%
DFA One-Year Fixed Income Portfolio (a)	340,117	$3,503,202
DFA Two-Year Global Fixed Income Portfolio (a)	459,236	4,569,394
iShares 1-3 Year Treasury Bond ETF	14,052	1,212,969
iShares 3-7 Year Treasury Bond ETF	13,891	1,820,693
iShares Core International Aggregate Bond ETF	83,280	4,573,738
iShares Intermediate-Term Corporate Bond ETF	30,113	1,813,405
iShares Short-Term Corporate Bond ETF	132,905	7,292,497
iShares TIPS Bond ETF	12,105	1,523,172
VA Global Bond Portfolio (a)	286,573	3,043,409
VA Short-Term Fixed Income Portfolio (a)	59,635	608,274
TOTAL FIXED INCOME FUNDS
(Cost $29,435,534)		29,960,753

SHORT-TERM INVESTMENTS — 2.1%
STIT-Government & Agency Portfolio, 0.03%*	635,184	635,184
TOTAL SHORT-TERM INVESTMENTS
(Cost $635,184)		635,184
TOTAL INVESTMENTS — 100.6%
(Cost $30,070,718)		30,595,937
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6)%		(175,191)
NET ASSETS — 100.0%		$30,420,746

PORTFOLIO HOLDINGS SUMMARY TABLE
	% of Net Assets	Value
Fixed Income Funds	98.5%	$29,960,753
Short-Term Investments	2.1	635,184
Other Assets In Excess Of Liabilities	(0.6)	(175,191)
NET ASSETS	100.0%	$30,420,746

*	Seven-day yield as of February 28, 2021.
(a)	A portfolio of DFA Investment Dimensions Group Inc.
ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

8

MATSON MONEY VI PORTFOLIOS

Statements of Assets and Liabilities

FEBRUARY 28, 2021 (UNAUDITED)

	MATSON MONEY U.S. EQUITY VI PORTFOLIO	MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO	MATSON MONEY FIXED INCOME VI PORTFOLIO
ASSETS
Investments, at value (cost $23,383,301, $18,920,703 and $29,435,534, respectively)	$29,375,509	$20,748,910	$29,960,752
Short-term investments, at value (cost $313,037, $207,211 and $635,184, respectively)	313,037	207,211	635,184
Receivables for:
Investments sold	6	5	24,444
Prepaid expenses and other assets	2,681	1,503	2,673
Total assets	29,691,233	20,957,629	30,623,053

LIABILITIES
Payables for:
Advisory fees	11,273	8,050	11,610
Administration and accounting fees	2,328	2,117	2,541
Transfer agent fees	41,199	11,357	—
Capital shares redeemed	854	733	799
Other accrued expenses and liabilities	17,684	16,673	187,357
Total liabilities	73,338	38,930	202,307
Net assets	$29,617,895	$20,918,699	$30,420,746

NET ASSETS CONSIST OF:
Par Value	$907	$820	$1,197
Paid-in capital	23,261,380	19,468,945	29,984,415
Total distributable earnings/(loss)	6,355,608	1,448,934	435,134
Net assets	$29,617,895	$20,918,699	$30,420,746

CAPITAL SHARES:
Net assets	$29,617,895	$20,918,699	$30,420,746
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	906,582	820,454	1,197,244
Net asset value, offering and redemption price per share	$32.67	$25.50	$25.41

The accompanying notes are an integral part of the financial statements.

9

MATSON MONEY VI PORTFOLIOS

Statements of Operations

FOR THE sIX mONTHS ENDED FEBRUARY 28, 2021 (UNAUDITED)

	MATSON MONEY U.S. EQUITY VI PORTFOLIO	MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO	MATSON MONEY FIXED INCOME VI PORTFOLIO
INVESTMENT INCOME
Dividends from non-affiliated funds	$292,584	$316,991	$161,948
Total investment income	292,584	316,991	161,948

EXPENSES:
Advisory fees (Note 2)	66,807	48,828	70,585
Audit and tax services fees	12,183	12,161	11,793
Administration and accounting fees (Note 2)	8,568	7,777	9,114
Printing and shareholder reporting fees	3,837	2,921	4,151
Custodian fees (Note 2)	1,951	1,471	1,459
Director fees	1,442	1,112	1,840
Legal fees	1,015	715	1,146
Transfer agent fees (Note 2)	602	848	859
Officer fees	541	354	652
Other expenses	392	293	432
Total expenses	97,338	76,480	102,031
Net investment income/(loss)	195,246	240,511	59,917

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Non-affiliated funds	645,958	150,614	4,847
Capital gain distributions from non-affiliated fund investments	85,701	58,739	—
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	6,855,324	3,525,047	(174,036)
Net realized and unrealized gain/(loss) on investments	7,586,983	3,734,400	(169,189)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,782,229	$3,974,911	$(109,272)

The accompanying notes are an integral part of the financial statements.

10

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED FEBRUARY 28, 2021 (UNAUDITED)	FOR THE YEAR ENDED AUGUST 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$195,246	$214,567
Net realized gain/(loss) from investments	731,659	625,526
Net change in unrealized appreciation/(depreciation) on investments	6,855,324	(428,512)
Net increase/(decrease) in net assets resulting from operations	7,782,229	411,581

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(1,112,545)	(1,496,610)
Net decrease in net assets from dividends and distributions to shareholders	(1,112,545)	(1,496,610)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	787,105	4,803,621
Reinvestment of distributions	1,112,544	1,496,610
Shares redeemed	(4,021,745)	(4,983,541)
Net increase/(decrease) in net assets from capital shares	(2,122,096)	1,316,690
Total increase/(decrease) in net assets	4,547,588	231,661

NET ASSETS:
Beginning of period	25,070,307	24,838,646
End of period	$29,617,895	$25,070,307

SHARES TRANSACTIONS:
Shares sold	26,976	205,802
Dividends and distributions reinvested	38,350	51,679
Shares redeemed	(137,122)	(196,267)
Net increase/(decrease) in shares outstanding	(71,796)	61,214

The accompanying notes are an integral part of the financial statements.

11

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED FEBRUARY 28, 2021 (UNAUDITED)	FOR THE YEAR ENDED AUGUST 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$240,511	$366,406
Net realized gain/(loss) from investments	209,353	(56,754)
Net change in unrealized appreciation/(depreciation) on investments	3,525,047	(73,772)
Net increase/(decrease) in net assets resulting from operations	3,974,911	235,880

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(430,312)	(892,907)
Net decrease in net assets from dividends and distributions to shareholders	(430,312)	(892,907)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	749,971	3,624,757
Reinvestment of distributions	430,312	892,907
Shares redeemed	(2,365,276)	(3,529,908)
Net increase/(decrease) in net assets from capital shares	(1,184,993)	987,756
Total increase/(decrease) in net assets	2,359,606	330,729

NET ASSETS:
Beginning of period	18,559,093	18,228,364
End of period	$20,918,699	$18,559,093

SHARES TRANSACTIONS:
Shares sold	31,609	180,551
Dividends and distributions reinvested	17,679	36,791
Shares redeemed	(98,130)	(166,464)
Net increase/(decrease) in shares outstanding	(48,842)	50,878

The accompanying notes are an integral part of the financial statements.

12

MATSON MONEY FIXED INCOME VI PORTFOLIO

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED FEBRUARY 28, 2021 (UNAUDITED)	FOR THE YEAR ENDED AUGUST 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$59,917	$485,768
Net realized gain/(loss) from investments	4,847	39,000
Net change in unrealized appreciation/(depreciation) on investments	(174,036)	238,804
Net increase/(decrease) in net assets resulting from operations	(109,272)	763,572

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(185,140)	(496,143)
Net decrease in net assets from dividends and distributions to shareholders	(185,140)	(496,143)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,343,363	5,478,109
Reinvestment of distributions	185,140	496,143
Shares redeemed	(1,136,182)	(8,465,121)
Net increase/(decrease) in net assets from capital shares	3,392,321	(2,490,869)
Total increase/(decrease) in net assets	3,097,909	(2,223,440)

NET ASSETS:
Beginning of period	27,322,837	29,546,277
End of period	$30,420,746	$27,322,837

SHARES TRANSACTIONS:
Shares sold	169,471	216,510
Dividends and distributions reinvested	7,229	19,854
Shares redeemed	(44,327)	(335,860)
Net increase/(decrease) in shares outstanding	132,373	(99,496)

The accompanying notes are an integral part of the financial statements.

13

MATSON MONEY VI PORTFOLIOS

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE SIX MONTHS ENDED FEBRUARY 28, 2021 (UNAUDITED)		FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018	FOR THE YEAR ENDED AUGUST 31, 2017	FOR THE YEAR ENDED AUGUST 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$25.62		$27.08	$33.12	$29.15	$26.80	$25.65
Net investment income/(loss)(1)	0.21		0.22	0.21	0.18	0.14	0.19
Net realized and unrealized gain/(loss) on investments	8.07		(0.04)	(4.34)	5.40	3.44	1.96
Net increase/(decrease) in net assets resulting from operations	8.28		0.18	(4.13)	5.58	3.58	2.15
Dividends and distributions to shareholders from:
Net investment income	(0.29)		(0.24)	(0.27)	(0.33)	(0.21)	(0.15)
Net realized capital gains	(0.94)		(1.40)	(1.64)	(1.28)	(1.02)	(0.85)
Total dividends and distributions to shareholders	(1.23)		(1.64)	(1.91)	(1.61)	(1.23)	(1.00)
Net asset value, end of period	$32.67		$25.62	$27.08	$33.12	$29.15	$26.80
Total investment return/(loss)(2)	32.91	%(4)	(0.02)%	(11.89)%	19.56%	13.42%	8.68%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,618		$25,070	$24,839	$26,181	$20,093	$17,491
Ratio of expenses to average net assets with waivers, if any(3)	0.73	%(5)	0.76%	0.76%	0.73%	0.81%	0.93%
Ratio of expenses to average net assets without waivers, if any(3)	0.73	%(5)	0.76%	0.76%	0.73%	0.81%	0.93%
Ratio of net investment income/(loss) to average net assets with waivers(3)	1.46	%(5)	0.86%	0.72%	0.58%	0.49%	0.74%
Portfolio turnover rate	6	%(4)	18%	17%	12%	21%	7%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of the financial statements.

14

MATSON MONEY VI PORTFOLIOS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE SIX MONTHS ENDED FEBRUARY 28, 2021 (UNAUDITED)		FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018	FOR THE YEAR ENDED AUGUST 31, 2017	FOR THE YEAR ENDED AUGUST 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$21.35		$22.27	$26.16	$26.60	$22.54	$22.48
Net investment income/(loss)(1)	0.28		0.42	0.43	0.47	0.29	0.44
Net realized and unrealized gain/(loss) on investments	4.39		(0.25)	(3.51)	(0.13)	4.51	0.10
Net increase/(decrease) in net assets resulting from operations	4.67		0.17	(3.08)	0.34	4.80	0.54
Dividends and distributions to shareholders from:
Net investment income	(0.35)		(0.52)	(0.39)	(0.54)	(0.44)	(0.24)
Net realized capital gains	(0.17)		(0.57)	(0.42)	(0.24)	(0.30)	(0.24)
Total dividends and distributions to shareholders	(0.52)		(1.09)	(0.81)	(0.78)	(0.74)	(0.48)
Net asset value, end of period	$25.50		$21.35	$22.27	$26.16	$26.60	$22.54
Total investment return/(loss)(3)	22.00	%(5)	0.17%	(11.62)%	1.13%	21.90%	2.47%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,919		$18,559	$18,228	$17,950	$15,019	$12,567
Ratio of expenses to average net assets with waivers, if any(4)	0.78	%(6)	0.83%	0.86%	0.79%	0.88%	1.02%
Ratio of expenses to average net assets without waivers, if any(4)	0.78	%(6)	0.83%	0.86%	0.79%	0.88%	1.02%
Ratio of net investment income/(loss) to average net assets with waivers(4)	2.46	%(6)	1.99%	1.82%	1.70%	1.22%	2.03%
Portfolio turnover rate	17	%(5)	26%	13%	8%	21%	5%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

15

MATSON MONEY VI PORTFOLIOS

MATSON MONEY FIXED INCOME VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE SIX MONTHS ENDED FEBRUARY 28, 2021 (UNAUDITED)		FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018	FOR THE YEAR ENDED AUGUST 31, 2017	FOR THE YEAR ENDED AUGUST 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$25.66		$25.38	$24.74	$25.12	$25.31	$24.93
Net investment income/(loss)(1)	0.05		0.43	0.59	0.23	0.18	0.05
Net realized and unrealized gain/(loss) on investments	(0.13)		0.27	0.61	(0.36)	(0.13)	0.36
Net increase/(decrease) in net assets resulting from operations	(0.08)		0.70	1.20	(0.13)	0.05	0.41
Dividends and distributions to shareholders from:
Net investment income	(0.17)		(0.42)	(0.56)	(0.22)	(0.12)	—
Net realized capital gains	—		—	— (2)	(0.03)	(0.12)	(0.03)
Total dividends and distributions to shareholders	(0.17)		(0.42)	(0.56)	(0.25)	(0.24)	(0.03)
Net asset value, end of period	$25.41		$25.66	$25.38	$24.74	$25.12	$25.31
Total investment return/(loss)(3)	(0.33	)%(5)	2.80%	4.98%	(0.50)%	0.19%	1.66%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,421		$27,323	$29,546	$30,405	$26,017	$21,927
Ratio of expenses to average net assets with waivers, if any(4)	0.72	%(6)	0.74%	0.74%	0.71%	0.77%	0.85%
Ratio of expenses to average net assets without waivers, if any(4)	0.72	%(6)	0.74%	0.74%	0.71%	0.77%	0.85%
Ratio of net investment income/(loss) to average net assets with waivers(4)	0.42	%(6)	1.69%	2.39%	0.93%	0.70%	0.21%
Portfolio turnover rate	2	%(5)	46%	19%	2%	11%	40%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

16

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements

FEBRUARY 28, 2021
(UNAUDITED)

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-six separate investment portfolios, including the Matson Money U.S. Equity VI Portfolio, the Matson Money International Equity VI Portfolio and the Matson Money Fixed Income VI Portfolio (each a “Portfolio,” collectively the “Portfolios”). Each Portfolio operates as a “fund of funds” and commenced investment operations on February 18, 2014. Shares of the Portfolios are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

RBB has authorized capital of one hundred billion shares of common stock of which 87.923 billion shares are currently classified into one hundred and ninety classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Matson Money U.S. Equity VI Portfolio and Matson Money International Equity VI Portfolio’s investment objective is to seek long-term capital appreciation. Matson Money Fixed Income VI Portfolio’s investment objective is to seek total return (consisting of current income and capital appreciation).

The Portfolios are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Portfolios is February 28, 2021, and the period covered by these Notes to Financial Statements is the six-months ended February 28, 2021 (the “current fiscal period”).

INVESTMENT COMPANY SECURITIES — The Portfolios pursue their investment objectives by investing primarily in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “underlying funds”). When a Portfolio invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Portfolio will incur higher expenses, many of which may be duplicative. Furthermore, because the Portfolios invest in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of each Portfolio’s assets among the ETFs and underlying funds. Accordingly, the Portfolios’ investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Portfolios allocate to the ETFs and underlying funds utilizing such strategies. As disclosed in the Portfolio of Investments, the Portfolios invest in a number of different underlying funds, including underlying funds that are portfolios of DFA Investment Dimensions Group Inc., and Dimensional Investment Group Inc. (collectively, “DFA Underlying Funds”) and iShares by BlackRock (“iShares Underlying Funds”). Information about DFA Underlying Funds’ and iShares Underlying Funds’ risks may be found in such DFA Underlying Funds and iShares Underlying Funds’ annual or semiannual report to shareholders, which can be found at us.dimensional.com and iShares.com, respectively. Additional information about derivatives related risks, if applicable, may also be found in each such DFA Underlying Fund or iShares Underlying Funds’ annual or semiannual report to shareholders. The annual and semiannual reports to shareholders for the underlying funds may also be found by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each Portfolio’s net asset value (“NAV”) determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in Exchange-Traded Funds (“ETFs”) are valued at their last reported sale price. As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”). Direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market.

17

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (continued)

FEBRUARY 28, 2021
(UNAUDITED)

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Portfolios’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Portfolios’ investments carried at fair value:

MATSON MONEY U.S. EQUITY VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Domestic Equity Funds	$29,375,508	$23,731,473	$—	$—	$5,644,035
Short-Term Investments	313,037	313,037	—	—	—
Total Investments**	$29,688,545	$24,044,510	$—	$—	$5,644,035

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
International Equity Funds	$20,748,910	$16,187,095	$—	$—	$4,561,815
Short-Term Investments	207,211	207,211	—	—	—
Total Investments**	$20,956,121	$16,394,306	$—	$—	$4,561,815

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

18

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

FEBRUARY 28, 2021
(UNAUDITED)

MATSON MONEY FIXED INCOME VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Fixed Income Funds	$29,960,753	$26,309,070	$—	$—	$3,651,683
Short-Term Investments	635,184	635,184	—	—	—
Total Investments**	$30,595,937	$26,944,254	$—	$—	$3,651,683

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolios’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolios may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Portfolio to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Portfolio had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Portfolio had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Portfolios had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Portfolios record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each Portfolio’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average

19

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

FEBRUARY 28, 2021
(UNAUDITED)

net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Portfolios. In addition to the net annual operating expenses that the Portfolios bear directly, the shareholders indirectly bear the Portfolios’ pro-rata expenses of the underlying mutual funds in which each Portfolio invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date for each Portfolio. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Portfolio’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

MARKET RISK — The value of a Portfolio’s shares will fluctuate as a result of the movement of the overall stock market or the value of the underlying fund held by a Portfolio, and you could lose money.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Portfolios invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Portfolios’ investments, impair the Portfolios’ ability to satisfy redemption requests, and negatively impact the Portfolios’ performance.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Portfolios may enter into contracts that provide general indemnifications. Each Portfolio’s maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future, and, therefore, cannot be estimated; however, the Portfolios expect the risk of material loss for such claims to be remote.

For additional information about the DFA Underlying Funds and iShares Underlying Funds’ valuation policies, refer to the DFA Underlying Funds and iShares Underlying Funds’ most recent annual or semiannual report which can be found at us.dimensional.com and iShares.com, respectively.

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as the investment adviser to each Portfolio. Each Portfolio compensates the Adviser for its services at an annual rate based on each Portfolio’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

AVERAGE DAILY NET ASSETS	ADVISORY FEE
For the first $1 billion	0.50%
Over $1 billion to $5 billion	0.49
Over $5 billion	0.47

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Portfolio operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Portfolio’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and certain of these expenses could cause total annual Portfolio operating

20

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

FEBRUARY 28, 2021
(UNAUDITED)

expenses to exceed the Expense Caps: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2021.

PORTFOLIO	EXPENSE CAPS
Matson Money U.S. Equity VI Portfolio	1.13%
Matson Money International Equity VI Portfolio	1.35
Matson Money Fixed Income VI Portfolio	1.00

During the current fiscal period, investment advisory fees accrued were as follows:

PORTFOLIO	ADVISORY FEES
Matson Money U.S. Equity VI Portfolio	$66,807
Matson Money International Equity VI Portfolio	48,828
Matson Money Fixed Income VI Portfolio	70,585

Effective September 1, 2019, if at any time a Portfolio’s total annual Portfolio operating expenses for a year are less than the Expense Cap, the Adviser is entitled to reimbursement by the Portfolio of the advisory fees forgone and other payments remitted by the Adviser to the Portfolio within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Portfolio to exceed the Expense Cap that was in effect at the time of the waiver or reimbursement. As of the end of the reporting period, the Portfolios had no amounts available for recoupment.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services serves as administrator for the Portfolios. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Portfolios’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Portfolios. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Effective as of January 4, 2021, Herald Investment Marketing, LLC (the “Distributor”), an affiliate of Vigilant Compliance, LLC, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB. Prior to January 4, 2021, Quasar Distributors, LLC, a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, served as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

3.	Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Portfolios or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

21

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (CONTINUED)

FEBRUARY 28, 2021
(UNAUDITED)

4.	Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Portfolios were as follows:

	PURCHASES	SALES
Matson Money U.S. Equity VI Portfolio	$1,492,408	$4,456,739
Matson Money International Equity VI Portfolio	989,682	2,324,932
Matson Money Fixed Income VI Portfolio	3,671,559	471,182

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5.	Federal Income Tax Information

The Portfolios have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Portfolios to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Portfolios have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Portfolios are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Portfolio were as follows:

	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Matson Money U.S. Equity VI Portfolio	$26,196,546	$1,702,924	$(2,843,136)	$(1,140,212)
Matson Money International Equity VI Portfolio	20,816,240	537,482	(2,790,415)	(2,252,933)
Matson Money Fixed Income VI Portfolio	26,715,959	725,803	(85,559)	640,244

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

As of August 31, 2020, there were no permanent differences between distributable earning/(loss) and paid-in capital, respectively.

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forward	Net Unrealized Appreciation/ (Depreciation)
Matson Money U.S. Equity VI Portfolio	$33,184	$792,952	$—	$(1,140,212)
Matson Money International Equity VI Portfolio	20,767	136,501	—	(2,252,933)
Matson Money Fixed Income VI Portfolio	120,028	—	(30,726)	640,244

22

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (concluded)

FEBRUARY 28, 2021
(UNAUDITED)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

The Portfolios are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2020, the Matson Money Fixed Income VI Portfolio had $30,726 in capital loss carryforwards.

The tax character of distributions paid during the fiscal years ended August 31, 2020 was as follows:

	ORDINARY INCOME	LONG-TERM GAINS	TOTAL
Matson Money U.S. Equity VI Portfolio	$221,900	$1,274,710	$1,496,610
Matson Money International Equity VI Portfolio	428,978	463,929	892,907
Matson Money Fixed Income VI Portfolio	496,143	—	496,143

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

6.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined there was the following subsequent event:

Effective March 11, 2021, the Distributor, Herald Investment Marketing, LLC, changed its name to Vigilant Distributors, LLC.

23

MATSON MONEY VI PORTFOLIOS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling Matson Money VI Portfolios at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

24

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser

Matson Money, Inc.
5955 Deerfield Blvd.
Mason, OH 45040

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Herald Investment Marketing, LLC
Gateway Corporate Center, Suite 216
223 Wilmington West Chester Pike
Chadds Ford, PA 19317

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

MMFI-SAR21

SEMI-ANNUAL
report 2021

MFAM Funds
Series of The RBB Fund, Inc.

2/28/21
(UNAUDITED)

MFAM Global Opportunities Fund
MFAM Mid-Cap Growth Fund

MFAM Global Opportunities Fund (FOOLX)

MFAM Mid-Cap Growth Fund (TMFGX)

Portfolio Characteristics	1
Fund Expense Examples	6
Schedules of Investments	8
Financial Statements	15
Notes to Financial Statements	25
Notice to Shareholders	37
Liquidity Risk Management Program	38

MFAM Global Opportunities Fund

Portfolio Characteristics

(Unaudited)

Average Annual Total Returns for the periods ended February 28, 2021
	Six Months†	One Year	Five Years	TEN YEARS	Since Inception	Inception Date
Investor Shares*	17.37%	45.47%	20.65%	12.52%	14.83%	6/16/2009
Institutional Shares*	17.39%	45.57%	20.80%	N/A	13.77%	6/17/2014
FTSE Global All Cap Net Tax Index**	14.80%	31.14%	14.68%	9.24%	—(1)	—
Fund Expense Ratios(2): Investor Shares: Gross 1.09% and Net 1.09%; Institutional Shares: Gross 1.00% and Net 0.95%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mfamfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

†	Not annualized.

(1)	The index returned 11.65% from the inception date of the Investor Shares and 9.12% from the inception date of the Institutional Shares.

(2)

The expense ratios of the Fund are set forth according to the December 31, 2020 Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*

The MFAM Global Opportunities Fund operated as a series of The Motley Fool Funds Trust (the “Predecessor Fund”) prior to December 21, 2016 at which time the Predecessor Fund was reorganized into the Fund. The performance shown for periods prior to December 21, 2016 represents the performance of the Predecessor Fund. These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**

The FTSE Global All Cap Net Tax Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Developed and Emerging markets. The index is comprised of approximately 7,900 securities from 49 countries and captures 98% of the world’s investable market capitalization. Fair value prices and foreign exchange as of 4 pm ET are used in the calculation of this index, and returns are adjusted for withholding taxes applicable to dividends received by a U.S. Regulated Investment Company domiciled in the United States. The index is unmanaged and not available for direct investments. Its performance does not reflect deductions for fees, expenses or taxes.

1

MFAM Global Opportunities Fund
Portfolio Characteristics (Continued)
(Unaudited)

The investment objective of the MFAM Global Opportunities Fund is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies located anywhere in the world. The Fund seeks long-term growth by identifying and acquiring securities of companies that are, in the view of Motley Fool Asset Management, LLC (the “Adviser”), high quality. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

The Fund will invest in areas of the market, that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

The allocations to various sectors, countries, or any other macro-economic designation, are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns.

The following tables show the top ten holdings, sector allocations, and top ten countries in which the Fund was invested in as of February 28, 2021. Portfolio holdings are subject to change without notice.

Top Ten Holdings	% OF NET Assets
MercadoLibre, Inc.	6.3%
Amazon.com, Inc.	5.6
Mastercard, Inc., Class A	4.8
Atlassian Corp., PLC, Class A	4.7
Axon Enterprise, Inc.	3.9
Medtronic PLC	3.8
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	3.7
PayPal Holdings, Inc.	3.6
Watsco, Inc.	3.5
Tencent Holding Ltd.	3.1
43.0%

2

MFAM Global Opportunities Fund
Portfolio Characteristics (Concluded)
(Unaudited)

The MFAM Global Opportunities Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”).

Sector Allocation	% OF Net Assets
Information Technology	28.5%
Consumer Discretionary	19.6
Communication Services	15.8
Industrials	11.6
Financials	7.1
Health Care	6.8
Real Estate	6.6
Consumer Staples	1.2
97.2%

Top ten Countries	% OF Net Assets
United States*	54.6%
China	6.9
Argentina	6.3
Ireland	4.8
Australia	4.7
Taiwan	3.7
Japan	3.6
France	2.9
India	2.6
Canada	2.6
92.7%

*	As of the date of this report, the Fund had a holding of 2.9% in the U.S. Bank Money Market Deposit Account.

3

MFAM Mid-Cap Growth Fund

Portfolio Characteristics

(Unaudited)

Average Annual Total Returns for the periods ended February 28, 2021
	Six Months†	One Year	Five Years	TEN Years	Since Inception	Inception Date
Investor Shares*	14.02%	35.71%	18.16%	13.18%	14.52%	11/1/2010
Institutional Shares*	14.07%	35.88%	18.37%	N/A	12.85%	6/17/2014
Russell Midcap® Growth Index**	18.96%	46.25%	20.49%	14.52%	—(1)	—
Fund Expense Ratios(2): Investor Shares: Gross 1.10% and Net 1.10%; Institutional Shares: Gross 1.00% and Net 0.95%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mfamfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

†	Not annualized.

(1)	The index returned 15.73% from the inception date of the Investor Shares and 14.88% from the inception date of the Institutional Shares.

(2)

The expense ratios of the Fund are set forth according to the December 31, 2020 Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*

The MFAM Mid-Cap Growth Fund operated as a series of The Motley Fool Funds Trust (the “Predecessor Fund”) prior to December 21, 2016 at which time the Predecessor Fund was reorganized into the Fund. The performance shown for periods prior to December 21, 2016 represents the performance of the Predecessor Fund. These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

The investment objective of the MFAM Mid-Cap Growth Fund is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies organized in the United States. The Fund seeks long-term growth by identifying and acquiring securities of companies that are, in the view of the Adviser, high quality. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

The Fund will invest in areas of the market, that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

The allocations to various sectors, or any other macro-economic designation, are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns. The Adviser views its time as best spent focused on evaluating businesses and seeking to minimize company-specific risk in order to pursue its objective of long-term capital appreciation.

Although the MFAM Mid-Cap Growth Fund may invest in companies with any market capitalization, the Adviser expects that investments in the securities of companies having smaller- and mid-market capitalizations will be important components of the Fund’s investment program. Investments in securities of these companies may involve greater risk than do investments in larger, more established companies. Small- and mid-cap stocks tend to be more volatile and less liquid than their large-cap counterparts.

The following tables show the top ten holdings, and sector allocations in which the Fund was invested in as of February 28, 2021.Portfolio holdings are subject to change without notice.

4

MFAM Mid-Cap Growth Fund
Portfolio Characteristics (Concluded)
(Unaudited)

5

Top ten Holdings	% OF Net Assets
Watsco, Inc.	5.0%
Cooper Companies, Inc. (The)	4.9
Teladoc, Inc.	4.9
Axon Enterprise, Inc.	4.7
Tyler Technologies, Inc.	4.2
Jones Lang LaSalle, Inc.	4.0
Alarm.com Holdings, Inc.	3.8
XPO Logistics, Inc.	3.7
SBA Communications Corp.	3.6
Everbridge, Inc.	3.6
42.4%

The MFAM Mid-Cap Growth Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”).

Sector Allocation	% OF Net Assets
Information Technology	28.5%
Health Care	19.5
Industrials	17.1
Consumer Discretionary	10.2
Real Estate	9.6
Financials	8.8
Communication Services	3.1
96.8%

mfam Funds

Fund Expense Examples

February 28, 2021 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you to understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from September 1, 2020 to February 28, 2021, and held for the entire period.

Actual Expenses

The first section of the accompanying tables provide information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical EXAMPLES for Comparison Purposes

The second section of the accompanying tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the accompanying tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period(1)	Annualized Expense Ratio(2)	Actual Six-Month Total Investment Returns for the Funds
MFAM Global Opportunities Fund
Actual
Investor Shares	$ 1,000.00	$ 1,173.70	$5.50	1.02%	17.37%
Institutional Shares	1,000.00	1,173.90	5.12	0.95	17.39
Hypothetical (5% return before expenses)
Investor Shares	$ 1,000.00	$ 1,019.74	$5.11	1.02%	N/A
Institutional Shares	1,000.00	1,020.08	4.76	0.95	N/A

6

mfam Funds
Fund Expense Examples (Concluded)
February 28, 2021 (Unaudited)

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period(1)	Annualized Expense Ratio(2)	Actual Six-Month Total Investment Returns for the Funds
MFAM Mid-Cap Growth Fund
Actual
Investor Shares	$ 1,000.00	$ 1,140.20	$5.52	1.04%	14.02%
Institutional Shares	1,000.00	1,140.70	5.04	0.95	14.07
Hypothetical (5% return before expenses)
Investor Shares	$ 1,000.00	$ 1,019.64	$5.21	1.04%	N/A
Institutional Shares	1,000.00	1,020.08	4.76	0.95	N/A

(1)

Expenses are equal to each Fund’s annualized expense ratio for the period September 1, 2020 to February 28, 2021, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. Each Fund’s ending account value in the first section of the tables are based on the actual six-month total investment return for the Fund.

(2)	These ratios reflect expenses waived by the Funds’ investment adviser. Without these waivers, the Funds’ expenses would have been higher and the ending account values would have been lower.

7

MFAM Global Opportunities Fund
Schedule of Investments
February 28, 2021 (Unaudited)

	Number of Shares	Value (Note 2)

Common Stocks — 97.1%
Aerospace & Defense — 3.9%
Axon Enterprise, Inc. (United States)*	150,000	$24,823,500
Banks — 3.3%
Bank of Georgia Group PLC (Georgia)*	293,132	4,059,465
HDFC Bank., Ltd., ADR (India)	210,700	16,674,798
		20,734,263
Biotechnology — 1.0%
Ultragenyx Pharmaceutical, Inc. (United States)*	45,000	6,369,300
Capital Markets — 2.9%
Brookfield Asset Management, Inc., Class A (Canada)	400,000	16,140,000
Georgia Capital PLC (Georgia)*	310,817	2,186,809
		18,326,809
Consumer Finance — 0.9%
Gentera SAB de CV (Mexico)*	11,939,872	5,981,065
Electronic Equipment, Instruments & Components — 2.7%
IPG Photonics Corp. (United States)*	72,000	16,369,200
Lagercrantz Group AB, Class B (Sweden)	54,641	455,563
		16,824,763
Entertainment — 2.9%
Vivendi SA (France)	525,000	18,171,399
Equity Real Estate Investment Trusts (REITs) — 5.0%
American Tower Corp. (United States)	45,000	9,725,850
Equinix, Inc. (United States)	20,000	12,966,800
SBA Communications Corp. (United States)	35,500	9,057,115
		31,749,765
Food & Staples Retailing — 1.2%
Costco Wholesale Corp. (United States)	23,000	7,613,000
Health Care Equipment & Supplies — 4.8%
Medtronic PLC (Ireland)	205,272	24,010,666
ResMed, Inc. (United States)	32,000	6,168,960
		30,179,626

See Notes to Financial Statements.

8

MFAM Global Opportunities Fund
Schedule of Investments (continued)
February 28, 2021 (Unaudited)

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Health Care Providers & Services — 0.0%
NMC Health PLC (United Arab Emirates)(b)*	485,482	$243,495
Hotels, Restaurants & Leisure — 4.2%
Starbucks Corp. (United States)	155,000	16,744,650
Yum China Holdings, Inc. (China)	160,751	9,619,340
		26,363,990
Interactive Media & Services — 6.0%
Alphabet, Inc., Class C (United States)*	9,024	18,380,625
Tencent Holding Ltd. (China)	225,600	19,626,526
		38,007,151
Internet & Direct Marketing Retail — 14.0%
Alibaba Group Holding Ltd., SP ADR (China)*	60,000	14,265,600
Amazon.com, Inc. (United States)*	11,400	35,259,402
MercadoLibre, Inc. (Argentina)*	24,387	39,948,588
		89,473,590
IT Services — 8.4%
Mastercard, Inc., Class A (United States)	86,000	30,431,100
PayPal Holdings, Inc. (United States)*	87,900	22,840,815
		53,271,915
Life Sciences Tools & Services — 1.0%
ICON PLC (Ireland)*ADR	35,000	6,323,800
Machinery — 0.6%
Fanuc Corp. (Japan)	16,000	3,998,511
Media — 3.8%
Cardlytics, Inc. (United States)*(a)	75,000	9,932,250
Comcast Corp., Class A (United States)	235,000	12,389,200
System1 Group PLC (United Kingdom)*	645,000	1,684,906
		24,006,356
Multiline Retail — 1.3%
Mitra Adiperkasa Tbk PT (Indonesia)*	146,430,000	8,258,932
Real Estate Management & Development — 1.5%
Jones Lang LaSalle, Inc. (United States)*	56,000	9,742,880

See Notes to Financial Statements.

9

MFAM Global Opportunities Fund
Schedule of Investments (continued)
February 28, 2021 (Unaudited)

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Semiconductors & Semiconductor Equipment — 3.7%
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR (Taiwan)	183,900	$23,160,366
Software — 13.8%
Atlassian Corp., PLC, Class A (Australia)*	126,000	29,950,200
Avalara, Inc. (United States)*	40,000	6,277,600
Douzone Bizon Co., Ltd. (South Korea)	124,798	12,190,789
Everbridge, Inc. (United States)*(a)	113,500	17,391,605
Paycom Software, Inc. (United States)*	37,000	13,846,880
Splunk, Inc. (United States)*	52,000	7,436,520
		87,093,594
Trading Companies & Distributors — 5.3%
Fastenal Co. (United States)	248,000	11,499,760
Watsco, Inc. (United States)(a)	90,000	21,879,000
		33,378,760
Transportation Infrastructure — 1.7%
International Container Terminal Services, Inc. (Philippines)	4,395,000	10,863,464
Wireless Telecommunication Services — 3.2%
Safaricom Ltd., PLC (Kenya)	4,000,000	1,412,147
SoftBank Group Corp. (Japan)	200,000	18,665,899
		20,078,046
Total Common Stocks (Cost $274,020,791)		615,038,340

Investments Purchased with Proceeds from Securities Lending Collateral — 7.1%
Mount Vernon Liquid Assets Portfolio, LLC, 0.13%	44,871,367	44,871,367
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $44,871,367)		44,871,367

See Notes to Financial Statements.

10

MFAM Global Opportunities Fund
Schedule of Investments (concluded)
February 28, 2021 (Unaudited)

	Number of Shares	Value (Note 2)

Short-Term Investments — 2.9%
U.S. Bank Money Market Deposit Account, 0.01% (United States)(c)	18,073,072	$18,073,072
Total Short-Term Investments (Cost $18,073,072)		18,073,072

Total Investments (Cost $336,965,230) — 107.1%		677,982,779
Liabilities in Excess of Other Assets — (7.1)%		(45,105,499)
NET ASSETS — 100.0%
(Applicable to 19,126,162 shares outstanding)		$632,877,280

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

SP ADR — Sponsored ADR

(a)	All or a portion of the security is on loan. At February 28, 2021, the market value of securities on loan was $43,649,496.
(b)

Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of February 28, 2021, these securities amounted to $243,495 or 0.0% of net assets.

(c)	The rate shown is as of February 28, 2021.

See Notes to Financial Statements.

11

MFAM Mid-Cap Growth Fund
Schedule of Investments
February 28, 2021 (Unaudited)

	Number of Shares	Value (Note 2)

Common Stocks — 96.8%
Aerospace & Defense — 4.7%
Axon Enterprise, Inc. (United States)*	90,000	$14,894,100
Air Freight & Logistics — 3.7%
XPO Logistics, Inc. (United States)*	100,000	11,660,000
Auto Components — 6.3%
Gentex Corp. (United States)	300,000	10,614,000
LCI Industries (United States)	65,414	9,219,449
		19,833,449
Automobiles — 2.7%
Thor Industries, Inc. (United States)(a)	72,500	8,486,850
Banks — 2.9%
SVB Financial Group (United States)*	18,000	9,096,480
Biotechnology — 1.9%
Ultragenyx Pharmaceutical, Inc. (United States)*	42,000	5,944,680
Electronic Equipment, Instruments & Components — 3.5%
IPG Photonics Corp. (United States)*	49,500	11,253,825
Equity Real Estate Investment Trusts (REITs) — 5.6%
SBA Communications Corp. (United States)	45,000	11,480,850
STAG Industrial, Inc. (United States)	195,000	6,152,250
		17,633,100
Health Care Equipment & Supplies — 8.0%
Cooper Companies, Inc. (The) (United States)	40,400	15,599,652
ResMed, Inc. (United States)	50,500	9,735,390
		25,335,042
Health Care Providers & Services — 2.5%
HealthEquity, Inc. (United States)*(a)	95,000	7,823,250
Health Care Technology — 7.2%
Cerner Corp. (United States)	105,000	7,259,700
Teladoc, Inc. (United States)*(a)	70,000	15,476,300
		22,736,000

See Notes to Financial Statements.

12

MFAM Mid-Cap Growth Fund
Schedule of Investments (continued)
February 28, 2021 (Unaudited)

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Insurance — 6.0%
Brown & Brown, Inc. (United States)(a)	200,000	$9,180,000
Markel Corp. (United States)*	8,900	9,690,320
		18,870,320
IT Services — 2.5%
Broadridge Financial Solutions, Inc. (United States)	55,000	7,836,950
Machinery — 0.9%
Proto Labs, Inc. (United States)*(a)	20,000	2,913,600
Media — 3.1%
Cardlytics, Inc. (United States)*(a)	75,000	9,932,250
Real Estate Management & Development — 4.0%
Jones Lang LaSalle, Inc. (United States)*	73,500	12,787,530
Software — 22.3%
Alarm.com Holdings, Inc. (United States)*	136,902	12,030,948
Avalara, Inc. (United States)*	44,000	6,905,360
Everbridge, Inc. (United States)*(a)	74,500	11,415,635
Paycom Software, Inc. (United States)*	22,400	8,382,976
Paylocity Holding Corp. (United States)*	49,241	9,414,387
Splunk, Inc. (United States)*	68,000	9,724,680
Tyler Technologies, Inc. (United States)*	28,400	13,161,128
		71,035,114
Specialty Retail — 1.2%
Tractor Supply Co. (United States)	24,800	3,942,208
Trading Companies & Distributors — 7.8%
Fastenal Co. (United States)	193,500	8,972,595
Watsco, Inc. (United States)	65,000	15,801,500
		24,774,095
Total Common Stocks (Cost $146,685,658)		306,788,843

Investments Purchased with Proceeds from Securities Lending Collateral — 11.5%
Mount Vernon Liquid Assets Portfolio, LLC, 0.13%	36,332,013	36,332,013
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $36,332,013)		36,332,013

See Notes to Financial Statements.

13

MFAM Mid-Cap Growth Fund
Schedule of Investments (concluded)
February 28, 2021 (Unaudited)

	Number of Shares	Value (Note 2)

Short-Term Investments — 3.2%
U.S. Bank Money Market Deposit Account, 0.01% (United States)(b)	10,249,581	$10,249,581
Total Short-Term Investments (Cost $10,249,581)		10,249,581

Total Investments (Cost $193,267,252) — 111.5%		353,370,437
Liabilities in Excess of Other Assets — (11.5)%		(36,563,953)
NET ASSETS — 100.0%
(Applicable to 10,515,383 shares outstanding)		$316,806,484

*	Non-income producing security.
(a)	All or a portion of the security is on loan. At February 28, 2021, the market value of securities on loan was $35,622,686.
(b)	The rate shown is as of February 28, 2021.

See Notes to Financial Statements.

14

MFAM Funds
STATEMENTS of Assets and Liabilities
February 28, 2021 (Unaudited)

	MFAM Global Opportunities Fund	MFAM Mid-Cap Growth Fund
ASSETS
Investments in securities of unaffiliated issuers, at value^ (cost $274,020,791 and $146,685,658 respectively)	$615,038,340	$306,788,843
Investments purchased with proceeds from securities lending collateral (cost $44,871,367 and $36,332,013 respectively)	44,871,367	36,332,013
Short-term investments, at value (cost $18,073,072 and $10,249,581 and respectively)	18,073,072	10,249,581
Receivables for:
Dividends and tax reclaims	467,401	113,409
Investments sold	192,995	—
Shares of beneficial interest sold	144,289	121,966
Prepaid expenses and other assets	28,077	23,682
Total assets	678,815,541	353,629,494

LIABILITIES
Payables for:
Securities lending collateral (see Note 6)	44,871,367	36,332,013
Advisory fees	423,616	214,047
Shares of beneficial interest redeemed	389,041	120,790
Shareholder service fee	196,521	101,244
Other accrued expenses and liabilities	57,716	54,916
Total liabilities	45,938,261	36,823,010
Net assets	$632,877,280	$316,806,484

NET ASSETS CONSIST OF:
Par value	$19,126	$10,515
Paid-in-capital	279,149,295	141,924,146
Total distributable earnings/(losses)	353,708,859	174,871,823
Net assets	$632,877,280	$316,806,484

NET ASSET VALUE:
Investor Shares:
Net assets applicable to capital shares outstanding	$476,661,846	$269,051,774
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	14,424,434	8,946,873
Net asset value, offering and redemption price per share	$33.05	$30.07

Institutional Shares:
Net assets applicable to capital shares outstanding	$156,215,434	$47,754,710
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	4,701,728	1,568,510
Net asset value, offering and redemption price per share	$33.23	$30.45

^ Includes market value of securities on loan	$43,649,496	$35,622,686

The accompanying notes are an integral part of these financial statements.

15

MFAM Funds
Statements of Operations
for the Six Months ended February 28, 2021 (Unaudited)

	MFAM Global Opportunities Fund	MFAM Mid-Cap Growth Fund
INVESTMENT INCOME
Dividends	$2,131,761	$1,091,444
Less foreign taxes withheld	(71,033)	—
Securities lending income	22,080	25,917
Total investment income	2,082,808	1,117,361

EXPENSES
Advisory fees	2,483,196	1,286,015
Shareholder service fees - Investor Shares	113,027	86,396
Administration and accounting services fees	94,795	53,127
Transfer agent fees and shareholder account services	81,266	41,440
Director fees	38,384	20,937
Legal fees	34,064	14,530
Custodian fees	30,370	4,162
Officer fees	22,581	7,921
Registration and filing fees	18,239	23,087
Audit and tax service fees	10,784	10,156
Printing and shareholder reporting fees	9,768	4,499
Other expenses	21,038	1,608
Total expenses	2,957,512	1,553,878
Expense fees waived/reimbursed net of amount recaptured	(16,946)	(4,609)
Net expenses after waivers/reimbursements	2,940,566	1,549,269
Net investment income/(loss)	(857,758)	(431,908)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	21,161,347	25,265,664
Foreign currency transactions	(153,029)	—
Net change in unrealized appreciation/(depreciation) on:
Investments	74,080,350	15,117,652
Foreign currency translation	(509)	—
Net realized and unrealized gain/(loss)	95,088,159	40,383,316
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$94,230,401	$39,951,408

The accompanying notes are an integral part of these financial statements.

16

MFAM Global Opportunities Fund
Statements of Changes in Net Assets

	FOR THE Six Months Ended February 28, 2021 (Unaudited)	FOR THE YEAR ENDED AUGUST 31, 2020
OPERATIONS
Net investment income/(loss)	$(857,758)	$(608,688)
Net realized gain/(loss) from investments and foreign currency transactions	21,008,318	31,659,744
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation and assets and liabilities denominated in foreign currencies	74,079,841	80,611,492
Net increase/(decrease) in net assets resulting from operations	94,230,401	111,662,548
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(29,627,168)	(17,111,692)
Institutional Shares	(8,731,295)	(4,191,966)
Total dividends and distributions to shareholders	(38,358,463)	(21,303,658)
CAPITAL SHARE TRANSACTIONS:
Investor Shares
Proceeds from shares sold	22,335,700	30,395,856
Reinvestment of dividends	28,940,492	16,712,957
Shares redeemed	(44,726,720)	(89,171,236)
Total from Investor Shares	6,549,472	(42,062,423)
Institutional Shares
Proceeds from shares sold	16,545,652	14,910,549
Reinvestment of dividends	8,440,970	4,089,548
Shares redeemed	(4,489,501)	(8,557,376)
Total from Institutional Shares	20,497,121	10,442,721
Net increase/(decrease) in net assets from capital share transactions	27,046,593	(31,619,702)
Total increase/(decrease) in net assets	82,918,531	58,739,188
NET ASSETS:
Beginning of period	$549,958,749	$491,219,561
End of period	$632,877,280	$549,958,749

The accompanying notes are an integral part of these financial statements.

17

MFAM Global Opportunities Fund
Statements of Changes in Net Assets (CONCLUDED)

	FOR THE Six Months Ended February 28, 2021 (Unaudited)	FOR THE YEAR ENDED AUGUST 31, 2020
SHARE TRANSACTIONS:
Investor Shares
Shares sold	694,570	1,207,150
Shares reinvested	908,079	668,786
Shares redeemed	(1,415,510)	(3,587,571)
Net increase/(decrease) in shares	187,139	(1,711,635)

Institutional Shares
Shares sold	522,391	541,635
Shares reinvested	263,533	163,060
Shares redeemed	(140,927)	(345,173)
Net increase/(decrease) in shares	644,997	359,522

The accompanying notes are an integral part of these financial statements.

18

MFAM Mid-Cap Growth Fund
Statements of Changes in Net Assets

	FOR THE Six Months Ended February 28, 2021 (Unaudited)	FOR THE YEAR ENDED AUGUST 31, 2020
OPERATIONS
Net investment income/(loss)	$(431,908)	$(509,876)
Net realized gain/(loss) from investments and foreign currency transactions	25,265,664	30,695,234
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation, and assets and liabilities denominated in foreign currencies	15,117,652	36,647,739
Net increase/(decrease) in net assets resulting from operations	39,951,408	66,833,097
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(28,230,758)	(13,623,726)
Institutional Shares	(4,600,549)	(1,699,890)
Total dividends and distributions to shareholders	(32,831,307)	(15,323,616)
CAPITAL SHARE TRANSACTIONS:
Investor Shares
Proceeds from shares sold	8,684,625	12,539,673
Reinvestment of dividends	27,593,542	13,304,640
Shares redeemed	(24,521,991)	(57,309,980)
Total from Investor Shares	11,756,176	(31,465,667)
Institutional Shares
Proceeds from shares sold	4,137,178	5,923,465
Reinvestment of dividends	4,435,828	1,671,146
Shares redeemed	(1,331,150)	(3,778,142)
Total from Institutional Shares	7,241,856	3,816,469
Net increase/(decrease) in net assets from capital share transactions	18,998,032	(27,649,198)
Total increase/(decrease) in net assets	26,118,133	23,860,283
NET ASSETS:
Beginning of period	$290,688,351	$266,828,068
End of period	$316,806,484	$290,688,351

The accompanying notes are an integral part of these financial statements.

19

MFAM Mid-Cap Growth Fund
Statements of Changes in Net Assets (CONCLUDED)

	FOR THE Six Months Ended February 28, 2021 (Unaudited)	FOR THE YEAR ENDED AUGUST 31, 2020
SHARE TRANSACTIONS:
Investor Shares
Shares sold	286,595	493,166
Shares reinvested	952,158	535,829
Shares redeemed	(815,782)	(2,297,274)
Net increase/(decrease) in shares	422,971	(1,268,279)

Institutional Shares
Shares sold	134,843	219,115
Shares reinvested	151,239	66,632
Shares redeemed	(43,274)	(153,278)
Net increase/(decrease) in shares	242,808	132,469

The accompanying notes are an integral part of these financial statements.

20

MFAM Global Opportunities Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Six Months Ended February 28, 2021		YEARS ENDED AUGUST 31,			FISCAL PERIOD ENDED AUGUST 31,		YEARS ENDED OCTOBER 31,
Investor Shares	(Unaudited)		2020	2019	2018	2017(1)(2)		2016	2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$30.03		$24.98	$25.91	$24.09	$20.36		$20.32	$21.00
Net investment income/(loss)(3)	(0.05)		(0.04)	0.01	(0.02)	0.03		0.04	0.05
Net realized and unrealized gain/(loss) from investments	5.19		6.19	0.79	4.94	4.30		0.01	(0.29)
Net increase/(decrease) in net assets resulting from operations	5.14		6.15	0.80	4.92	4.33		0.05	(0.24)
Dividends and distributions to shareholders from:
Net investment income	—		(0.01)	—	(0.05)	(0.04)		— *	(0.11)
Net realized capital gains	(2.12)		(1.09)	(1.73)	(3.05)	(0.56)		(0.01)	(0.33)
Total dividends and distributions to shareholders	(2.12)		(1.10)	(1.73)	(3.10)	(0.60)		(0.01)	(0.44)
Redemption and small-balance account fees	—		—	—	— *	—	*	— *	— *
Net asset value, end of period	$33.05		$30.03	$24.98	$25.91	$24.09		$20.36	$20.32
Total investment return/(loss)(4)	17.37	%(5)	25.49%	4.74%	22.32%	21.91	%(5)	0.25%	(1.13)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$476,662		$427,553	$398,459	$393,197	$337,821		$353,118	$393,611
Ratio of expenses to average net assets	1.02	%(6)	1.09%	1.10%	1.06%	1.15	%(6)	1.14%	1.15%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.02	%(6)	1.08%	1.11%	1.06%	1.15	%(6)	1.14%	1.13%
Ratio of net investment income/(loss) to average net assets	(0.31	)%(6)	(0.15)%	0.05%	(0.06)%	0.18	%(6)	0.20%	0.23%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.31	)%(6)	(0.14)%	0.04%	(0.06)%	0.18	%(6)	0.20%	0.25%
Portfolio turnover rate	6	%(5)	10%	11%	15%	38	%(5)	26%	21%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Global Opportunities Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. For the year ended August 31, 2018, the fiscal period ended August 31, 2017 and the years ended October 31, 2016 and October 31, 2015, redemption and small-balance account fees received had no effect on the Fund’s Investor Shares total investment return.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

21

MFAM Global Opportunities Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Six Months Ended February 28, 2021		YEARS ENDED AUGUST 31,			FISCAL PERIOD ENDED AUGUST 31,		YEARS ENDED OCTOBER 31,
Institutional Shares	(Unaudited)		2020	2019	2018	2017(1)(2)		2016	2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$30.17		$25.09	$25.97	$24.09	$20.40		$20.35	$21.01
Net investment income/(loss)(3)	(0.04)		— *	0.05	0.02	0.09		0.08	0.10
Net realized and unrealized gain/(loss) from investments	5.22		6.21	0.80	4.94	4.25		0.02	(0.31)
Net increase/(decrease) in net assets resulting from operations	5.18		6.21	0.85	4.96	4.34		0.10	(0.21)
Dividends and distributions to shareholders from:
Net investment income	—		(0.04)	—	(0.03)	(0.09)		(0.04)	(0.12)
Net realized capital gains	(2.12)		(1.09)	(1.73)	(3.05)	(0.56)		(0.01)	(0.33)
Total dividends and distributions to shareholders	(2.12)		(1.13)	(1.73)	(3.08)	(0.65)		(0.05)	(0.45)
Redemption and small-balance account fees	—		—	—	— *	—	*	— *	— *
Net asset value, end of period	$33.23		$30.17	$25.09	$25.97	$24.09		$20.40	$20.35
Total investment return/(loss)(4)	17.39	%(5)	25.64%	4.94%	22.48%	21.97	%(5)	(0.47)%	(0.97)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$156,215		$122,406	$92,760	$78,987	$60,623		$7,243	$7,726
Ratio of expenses to average net assets	0.95	%(6)	0.95%	0.95%	0.95%	0.95	%(6)	0.95%	0.95%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.97	%(6)	1.00%	0.99%	1.06%	1.17	%(6)	2.12%	2.14%
Ratio of net investment income/(loss) to average net assets	(0.24	)%(6)	(0.01)%	0.19%	0.07%	0.48	%(6)	0.39%	0.46%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.27	)%(6)	(0.06)%	0.15%	(0.04)%	0.26	%(6)	(0.78)%	0.73%
Portfolio turnover rate	6	%(5)	10%	11%	15%	38	%(5)	26%	21%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Global Opportunities Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. Redemption and small-balance account fees received had no effect on the Fund’s Institutional Shares total investment return.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

22

MFAM Mid-Cap Growth Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Six Months Ended February 28, 2021		YEARS ENDED AUGUST 31,			FISCAL PERIOD ENDED AUGUST 31,		YEARS ENDED OCTOBER 31,
Investor Shares	(Unaudited)		2020	2019	2018	2017(1)(2)		2016	2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$29.47		$24.27	$27.32	$22.04	$18.29		$18.72	$18.59
Net investment income/(loss)(3)	(0.04)		(0.05)	(0.01)	(0.06)	(0.05)		(0.05)	0.03
Net realized and unrealized gain/(loss) from investments	4.04		6.71	(1.88)	6.69	3.80		(0.35)	0.14
Net increase/(decrease) in net assets resulting from operations	4.00		6.66	(1.89)	6.63	3.75		(0.40)	0.17
Dividends and distributions to shareholders from:
Net investment income	—		—	—	—	—		(0.03)	(0.04)
Net realized capital gains	(3.40)		(1.46)	(1.16)	(1.35)	—		—	—
Total dividends and distributions to shareholders	(3.40)		(1.46)	(1.16)	(1.35)	—		(0.03)	(0.04)
Redemption and small-balance account fees	—		—	—	— *	—	*	— *	— *
Net asset value, end of period	$30.07		$29.47	$24.27	$27.32	$22.04		$18.29	$18.72
Total investment return/(loss)(4)	14.02	%(5)	28.56%	(6.13)%	30.88%	20.50	%(5)	(2.15)%	0.91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$269,052		$251,200	$237,623	$303,669	$210,404		$205,149	$238,482
Ratio of expenses to average net assets	1.04	%(6)	1.10%	1.10%	1.12%	1.15	%(6)	1.15%	1.15%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.04	%(6)	1.08%	1.12%	1.06%	1.16	%(6)	1.17%	1.16%
Ratio of net investment income/(loss) to average net assets	(0.30	)%(6)	(0.21)%	(0.05)%	(0.22)%	(0.30	)%(6)	(0.29)%	0.17%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.30	)%(6)	(0.19)%	(0.07)%	(0.16)%	(0.31	)%(6)	(0.31)%	0.17%
Portfolio turnover rate	10	%(5)	14%	4%	19%	24	%(5)	21%	30%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Small-Mid Cap Growth Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. For the year ended August 31, 2018, the fiscal period ended August 31, 2017 and years ended October 31, 2016 and October 31, 2015, redemption and small-balance account fees received had no effect on the Fund’s Investor Shares total investment return.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

23

MFAM Mid-Cap Growth Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Six Months Ended February 28, 2021		YEARS ENDED AUGUST 31,			FISCAL PERIOD ENDED AUGUST 31,		YEARS ENDED OCTOBER 31,
Institutional Shares	(Unaudited)		2020	2019	2018	2017(1)(2)		2016	2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$29.79		$24.48	$27.50	$22.14	$18.34		$18.75	$18.61
Net investment income/(loss)(3)	(0.03)		(0.02)	0.02	(0.01)	(0.03)		(0.02)	0.07
Net realized and unrealized gain/(loss) from investments	4.09		6.79	(1.88)	6.72	3.83		(0.33)	0.13
Net increase/(decrease) in net assets resulting from operations	4.06		6.77	(1.86)	6.71	3.80		(0.35)	0.20
Dividends and distributions to shareholders from:
Net investment income	—		—	—	—	—		(0.06)	(0.06)
Net realized capital gains	(3.40)		(1.46)	(1.16)	(1.35)	—		—	—
Total dividends and distributions to shareholders	(3.40)		(1.46)	(1.16)	(1.35)	—		(0.06)	(0.06)
Redemption and small-balance account fees	—		—	—	— *	—	*	— *	— *
Net asset value, end of period	$30.45		$29.79	$24.48	$27.50	$22.14		$18.34	$18.75
Total investment return/(loss)(4)	14.07	%(5)	28.77%	(5.97)%	31.10%	20.72	%(5)	(1.89)%	1.04%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$47,755		$39,488	$29,205	$30,562	$20,365		$5,502	$7,010
Ratio of expenses to average net assets	0.95	%(6)	0.95%	0.95%	0.95%	0.95	%(6)	0.95%	0.95%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.97	%(6)	1.00%	0.98%	1.17%	1.47	%(6)	2.40%	2.45%
Ratio of net investment income/(loss) to average net assets	(0.21	)%(6)	(0.06)%	0.10%	(0.05)%	(0.15	)%(6)	(0.08)%	0.35%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.23	)%(6)	(0.11)%	0.07%	(0.26)%	(0.67	)%(6)	(1.53)%	(1.15)%
Portfolio turnover rate	10	%(5)	14%	4%	19%	24	%(5)	21%	30%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Small-Mid Cap Growth Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. Redemption and small-balance account fees received had no effect on the Fund’s Institutional Shares total investment return.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

24

MFAM FUNDS

Notes to Financial Statements

February 28, 2021 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-six separate investment portfolios, including the MFAM Global Opportunities Fund (“Global Opportunities Fund”) and MFAM Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) (each a “Fund” and together the “Funds”), which became series of RBB at the close of business on December 21, 2016. As of February 28, 2021, the Global Opportunities Fund and Mid-Cap Growth Fund each offer two classes of shares, Investor and Institutional.

RBB has authorized capital of one hundred billion shares of common stock of which 87.923 billion shares are currently classified into one hundred and ninety classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Prior to December 21, 2016, the Funds were diversified series (the “Predecessor Funds”) of The Motley Fool Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on November 7, 2008, as a statutory trust under the laws of the State of Delaware. Each of the Predecessor Funds was reorganized into a corresponding Fund on December 21, 2016 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of each Predecessor Fund was assumed by its corresponding Fund. Performance and accounting information prior to December 21, 2016 included herein is that of the relevant Predecessor Fund.

The investment objective of each Fund is to achieve long-term capital appreciation. The Global Opportunities Fund pursues its objective by investing primarily in common stocks of United States companies and of companies that are organized under the laws of other countries around the world. The Mid-Cap Growth Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries.

Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is February 28, 2021, and the period covered by these Notes to Financial Statements is the six-months ended February 28, 2021, (the “current fiscal period”).

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility

25

MFAM FUNDS

Notes to Financial Statements (continued)

February 28, 2021 (Unaudited)

that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

You’d think that it would be easy to determine what a share of the Fund is worth – just add up the value of everything it holds, and then divide by the number of shares. It’s not that simple, though. Some foreign markets have different operating hours (when it’s daytime in Chicago, for example, it is night in Shanghai). That means that when we calculate a Fund’s value at the end of the day, the market quotations for some of the securities held by the Fund could be several hours old, and intervening events may have affected what the stocks are worth. In addition, characteristics of the relevant markets and stocks might, in some cases, cast doubt on a particular valuation. For these reasons, we may rely on a pricing service to determine the value of particular securities. It is possible that when a Fund buys or sells the securities, the price on the real market will be different from the value used for the fair-value pricing.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

GLOBAL OPPORTUNITIES FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$615,038,340	$517,547,713	$97,247,132	$243,495	$—
Investments Purchased with Proceeds From Securities Lending Collateral	44,871,367	—	—	—	44,871,367
Short-Term Investments	18,073,072	18,073,072	—	—	—
Total Investments*	$677,982,779	$535,620,785	$97,247,132	$243,495	$44,871,367

26

MFAM FUNDS

Notes to Financial Statements (continued)

February 28, 2021 (Unaudited)

MID-CAP GROWTH FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$306,788,843	$306,788,843	$—	$—	$—
Investments Purchased with Proceeds From Securities Lending Collateral	36,332,013	—	—	—	36,332,013
Short-Term Investments	10,249,581	10,249,581	—	—	—
Total Investments*	$353,370,437	$317,038,424	$—	$—	$36,332,013

*	Please refer to the Schedule of Investments for further details.
^

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only if a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers in and out of each level is disclosed when a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

The Funds did not have any significant Level 3 transfers during the current fiscal period.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the

27

MFAM FUNDS

Notes to Financial Statements (continued)

February 28, 2021 (Unaudited)

Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with tax regulations and recorded on ex dividend date. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares; or (2) receive all distributions in cash. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

When a Fund pays a dividend or other distribution, its net asset value (NAV) per share will decline by the per-share amount of the distribution. Investors are no poorer for this “distribution drop,” however. As this section explains, investors may elect to reinvest their dividend and distribution payments. Doing so would allow them to acquire additional shares at the post-distribution NAV per share. They may also choose to receive a check in the amount of their portion of the dividend or distribution.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

FOREIGN CURRENCY TRANSLATION — The books and records of the Funds are maintained in U.S. dollars as follows: (1) the values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments.

28

MFAM FUNDS

Notes to Financial Statements (continued)

February 28, 2021 (Unaudited)

2. INVESTMENT POLICIES AND PRACTICES

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

When we say that the Funds may invest in other types of securities and in other asset classes, the “may” is well worth emphasizing, as the Funds’ primary focus is the common stocks of companies that the Adviser believes are both high-quality and available at a reasonable price.

FOREIGN SECURITIES — The Global Opportunities Fund and the Mid-Cap Growth Fund may invest, in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) that represent indirect interests in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less-developed countries.

If a Fund holds a foreign stock, and the stock is traded on a foreign exchange, with its price denominated in that foreign currency, the value of the stock will change, for the Fund, whenever the relative value of the U.S. dollar and that foreign currency change. To take an imaginary example, if the Fund holds shares in Ruritania Telecom, traded on the Ruritanian Stock Exchange, those shares will be worth more to the Fund if the value of the Ruritanian ploof increases against the U.S. dollar, and vice versa, all other things being equal.

The purchase of securities denominated in foreign currencies will subject the value of the Funds’ investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Funds will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that a Fund plans to purchase or to sell. In certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Funds will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of a Fund’s total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks.

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or company evidencing ownership of the underlying securities of foreign issuers. EDRs and GDRs are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

29

MFAM FUNDS

Notes to Financial Statements (continued)

February 28, 2021 (Unaudited)

TYPES OF FIXED-INCOME SECURITIES — A Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

PARTICIPATORY NOTES — A participatory note, as used by a Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted (or is impractical.) In countries where direct ownership by a foreign investor, such as a Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Funds’ investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Funds to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk.

While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.

Participatory notes may not be traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

REAL ESTATE INVESTMENT TRUSTS — Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

30

MFAM FUNDS

Notes to Financial Statements (continued)

February 28, 2021 (Unaudited)

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent. During the current fiscal period, the Global Opportunities Fund and Mid-Cap Growth Fund invested in REITs.

TEMPORARY INVESTMENTS — During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

3. INVESTMENT ADVISER AND OTHER SERVICES

Each Fund pays all of its expenses other than those expressly assumed by Motley Fool Asset Management (“MFAM” or the “Adviser”). Expenses of each Fund are deducted from the Funds’ total income before dividends are paid. Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Funds in accordance with the Funds’ investment objective and policies and formulates a continuing investment strategy for the Funds pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Company on behalf of the Funds. The Adviser is a wholly-owned subsidiary of Motley Fool Investment Management, LLC, which is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to pay, waive or absorb a portion of the operating expenses of each Fund’s share classes to the extent that total annual Fund operating expenses of the Investor and Institutional Shares of each Fund (as applicable) (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the

31

MFAM FUNDS

Notes to Financial Statements (continued)

February 28, 2021 (Unaudited)

Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2021.

		EXPENSE CAPS
FUND	ADVISORY FEE	INVESTOR SHARES	INSTITUTIONAL SHARES
Global Opportunities Fund	0.85%	1.15%	0.95%
Mid-Cap Growth Fund	0.85%	1.15%	0.95%

During the current fiscal period, investment advisory fees accrued and waived were as follows:

FUND	GROSS ADVISORY FEES	RECOUPMENT/ WAIVERS	NET ADVISORY FEES
Global Opportunities Fund	$2,483,196	$(16,946)	$2,466,250
Mid-Cap Growth Fund	1,286,015	(4,609)	1,281,406

The Adviser may recover from the Investor and Institutional Shares of each Fund fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed the expense limits of the Investor and Institutional Class, respectively, of each Fund that were in effect at the time the fees and expenses were paid, waived, or absorbed by the Adviser, as well as the expense limits that are currently in effect, if different. Previously waived fees subject to future recovery by the Adviser are as follows:

	EXPIRATION
FUND	AUGUST 31, 2021	AUGUST 31, 2022	AUGUST 31, 2023	AUGUST 31, 2024	TOTAL
Global Opportunities Fund - Investor Class	$—	$—	$—	$—	$—
Global Opportunities Fund - Institutional Class	80,089	32,294	49,147	16,946	178,476
Mid-Cap Growth Fund - Investor Class	—	—	—	—	—
Mid-Cap Growth Fund - Institutional Class	56,058	8,934	16,169	4,609	85,770

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Foreside Funds Distributors, LLC serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

32

MFAM FUNDS

Notes to Financial Statements (continued)

February 28, 2021 (Unaudited)

DIRECTOR AND OFFICER COMPENSATION — The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. Prior to October 1, 2020, an employee of Vigilant Compliance, LLC served as the Chief Compliance Officer of the Adviser. Neither the Funds nor the Company compensated this individual or Vigilant Compliance, LLC for services provided to Motley Fool Asset Management. For Director and Officer compensation amounts, please refer to the Statements of Operations.

SHAREHOLDER SERVICING FEE — The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Adviser provides, or arranges for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, the Funds may pay servicing fees up to an annual rate of 0.11% and 0.15% of the average daily net assets of the Investor Shares of the Global Opportunities Fund and Mid-Cap Growth Fund, respectively. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. During the current fiscal period, the Funds incurred shareholder servicing fees as follows:

FUND	SHAREHOLDER SERVICING FEES
Global Opportunities Fund – Investor Shares	$113,027
Mid-Cap Growth Fund – Investor Shares	86,396

REDEMPTION FEE — Prior to January 1, 2018, the Funds imposed a redemption fee of 2.00% on redemptions/exchanges of Fund shares held less than 90 days. The redemption fee is calculated as a percentage of the net asset value of the total redemption proceeds and is retained by the Funds and accounted for as additional paid-in capital. Certain exceptions to the imposition of the redemption fee exist. Effective January 1, 2018, the Funds have eliminated their redemption fees. Please see the Funds’ prospectus for more information.

SMALL-BALANCE ACCOUNT FEE — The Funds charge a small-balance account fee of $24 annually if the value of an account is less than $10,000. The fee is assessed by redeeming shares from that account. Certain exceptions to the imposition of the small-balance account fee exist. Please see the Funds’ prospectus for more information.

TRANSACTIONS WITH AFFILIATES — Advisers to investment companies, including MFAM Funds, are permitted under 17a-7 of the 1940 Act to purchase or sell securities directly between affiliated clients. When affecting these “cross” transactions, Rule 17a-7 imposes restrictions on how the trades are processed and reported. The specified conditions within Rule 17a-7 are outlined in procedures established by or under the direction of the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another Fund complies with Rule 17a-7 under the 1940 Act.

During the current fiscal period, the Funds did not engage in any security transactions with affiliates.

33

MFAM FUNDS

Notes to Financial Statements (continued)

February 28, 2021 (Unaudited)

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales and maturities of investment securities of the Funds were as follows:

FUND	PURCHASES	SALES
Global Opportunities Fund	$36,409,950	$60,638,308
Mid-Cap Growth Fund	28,481,711	48,329,252

There were no purchases or sales of long-term U.S. Government Securities during the current fiscal period.

5. FEDERAL INCOME TAX INFORMATION

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2020, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Global Opportunities Fund	$339,932,322	$292,186,100	$(25,400,128)	$266,785,972
Mid-Cap Growth Fund	189,745,442	145,851,465	(865,932)	144,985,533

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2020 were reclassified among the following accounts:

FUND	DISTRIBUTABLE EARNINGS/(LOSS)	PAID-IN CAPITAL
Global Opportunities Fund	$(1)	$1
Mid-Cap Growth Fund	599,515	(599,515)

34

MFAM FUNDS

Notes to Financial Statements (continued)

February 28, 2021 (Unaudited)

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYOVER	QUALIFIED LATE-YEAR LOSS DEFERRAL	UNREALIZED APPRECIATION/ (DEPRECIATION)	TOTAL
Global Opportunities Fund	$254,531	$30,796,418	$—	$—	$266,785,972	$297,836,921
Mid-Cap Growth Fund	—	23,173,445	—	(407,256)	144,985,533	167,751,722

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2020 were as follows:

FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL
Global Opportunities Fund	$290,198	$21,013,460	$21,303,658
Mid-Cap Growth Fund	—	15,323,616	15,323,616

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2020, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2020. The Mid-Cap Growth Fund deferred qualified late-year losses of $407,256 which will be treated as arising on the first business day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2020, the Funds had no unexpiring short-term or long-term losses.

6. SECURITIES LENDING

The Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the NAV of the Funds are determined. When the collateral falls below specified amounts, the Funds’ lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Funds will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Funds will bear the risk of loss of the invested collateral. Investments purchased with proceeds from securities lending are overnight and continuous. Securities lending will expose the Funds to the risk

35

MFAM FUNDS

Notes to Financial Statements (conCLUDED)

February 28, 2021 (Unaudited)

of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and cash collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such secured loans were as follows:

FUND	MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
Global Opportunities Fund	$43,649,496	$44,871,367	$22,080
Mid-Cap Growth Fund	35,622,686	36,332,013	25,917

Securities lending transactions are entered into by the Funds’ securities lending agent on behalf of the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds’ securities lending agent on behalf of the Funds under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable on behalf of the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

				GROSS AMOUNT NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNT OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT[2]
Global Opportunities Fund	$43,649,496	$—	$43,649,496	$(43,649,496)	$—	$—
Mid-Cap Growth Fund	35,622,686	—	35,622,686	(35,622,686)	—	—

1	Amount disclosed is limited to the amount of assets presented in the Statements of Assets and Liabilities. Actual collateral received may be more than the amount shown.
2	Net amount represents the net amount receivable from the counterparty in the event of default.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

36

MFAM FUNDS

Notice to Shareholders (UNAUDITED)

Information on Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (888) 863-8803; and (ii) on the U.S. SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Company files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. Shareholders can obtain the Form N-PORT (i) without charge, upon request, by calling (888) 863-8803; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on the Funds website at http://www.mfamfunds.com.

37

MFAM FUNDS

Liquidity Risk Management Program (UNAUDITED)

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Funds. The Programs seek to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Adviser Program. The Adviser has delegated oversight of the Adviser Program to its Liquidity Committee, whose process of monitoring and determining the liquidity of each Fund’s investments is supported by one or more third-party vendors.

At meetings held during the fiscal period, the Board and its Investment and Liquidity Risk Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from June 1, 2019 to June 30, 2020 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of each Fund’s trading environment and reasonably anticipated trading size; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that each Fund held a percentage of highly liquid assets above its highly liquid investment minimum at all times during the Period; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also summarized the changes made to the Programs over the course of the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectus for more information regarding a Fund’s exposure to liquidity risk and other risks to which it may be subject.

38

Investment Adviser

Motley Fool Asset Management, LLC
2000 Duke Street
Suite 275
Alexandria, VA 22314

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Distributor

Foreside Funds Distributors LLC
899 Cassatt Road
400 Berwyn Park, Suite 110
Berwyn, PA 19312

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
Two Liberty Place
50 S 16th St. Suite 2900
Philadelphia, PA 19102-2529

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

39

(This Page Intentionally Left Blank.)

Questions for the MFAM
funds team?

Stay informed about your investment!

Shareholders like you are very important to us, and we’d love to hear your feedback and answer questions! If you have a question or comment please send it to fundservice@mfamfunds.com.

SEMI-ANNUAL
report 2021

Motley Fool ETFs
Series of The RBB Fund, Inc.

2/28/21
(UNAUDITED)

Motley Fool 100 Index ETF
MFAM Small-Cap Growth ETF

This report contains information for two ETFs that are very different. The Motley Fool 100 Index ETF — as you’d expect from its name — is designed to track the returns of the Motley Fool 100 Index. Our other ETF, the MFAM Small-Cap Growth ETF, is an actively managed ETF that isn’t designed to track much of anything.

Motley Fool 100 Index ETF (TMFC)
MFAM Small-Cap Growth ETF (MFMS)

Portfolio Characteristics	1
Fund Expense Examples	5
Schedules of Investments	7
Financial Statements	16
Notes to Financial Statements	22
Notice to Shareholders	31
Liquidity Risk Management Program	32

Motley Fool 100 Index ETF

Portfolio Characteristics

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED February 28, 2021
	Six Months†	One Year	Since Inception	Inception Date
Motley Fool 100 Index ETF	4.59%	46.00%	20.59%	1/29/2018
Motley Fool 100 Index*	4.88%	46.76%	21.19%(1)	—
S&P 500® Total Return Index**	9.74%	31.29%	11.98%(1)	—
Fund Expense Ratio(2)	0.50%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

†	Not annualized.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the December 31, 2020 Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*

The Motley Fool 100 Index (“Fool 100 Index”) was developed by The Motley Fool, LLC (“The Motley Fool”), an affiliate of Motley Fool Asset Management, LLC (“Adviser”), in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters or the highest-rated stocks in Fool IQ, the company’s analyst opinion database. Every company included in the Fool 100 Index is incorporated and listed in the U.S. The Fool 100 Index is calculated and administered by Solactive AG (the “Index Calculation Agent”), which is not affiliated with the Fund, the Adviser or The Motley Fool. Additional information regarding the Fool 100 Index, including its value, is available on the websites of the Fund at www.mfamfunds.com and the Index Calculation Agent, at www.solactive.com. You cannot invest directly in an index.

**

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date. The S&P 500® Index is a market-capitalization-weighted index of 500 US stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on the 1st of January, 1923, though expanded to 500 stocks on March 4, 1957.

1

Motley Fool 100 Index ETF

Portfolio Characteristics (Concluded)

(Unaudited)

The following tables show the top ten holdings and sector allocations, in which the Motley Fool 100 Index ETF was invested in as of February 28, 2021. Portfolio holdings are subject to change without notice.

Top TEN Holdings	% OF Net Assets
Apple, Inc.	11.9%
Microsoft Corp.	10.4
Amazon.com, Inc.	9.1
Alphabet, Inc., Class C	8.1
Facebook, Inc., Class A	4.3
Tesla, Inc.	3.5
Berkshire Hathaway, Inc., Class B	3.2
Visa, Inc., Class A	2.8
NVIDIA Corp.	2.1
Mastercard, Inc., Class A	2.0
57.4%

The Motley Fool 100 Index ETF uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”).

Sector Allocation	% OF Net Assets
Information Technology	41.5%
Communication Services	18.7
Consumer Discretionary	18.5
Health Care	8.7
Financials	4.6
Industrials	3.8
Real Estate	1.3
Consumer Staples	1.1
Utilities	0.8
Materials	0.7
Energy	0.2
99.9%

2

MFAM Small-Cap Growth ETF

Portfolio Characteristics

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED February 28, 2021
	Six Months†	One Year	Since Inception	Inception Date
MFAM Small-Cap Growth ETF	32.93%	69.00%	40.06%	10/29/2018
Russell 2000 Growth Total Return® Index*	37.33%	58.88%	26.55%(1)	—
Fund Expense Ratio(2)	0.85%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

†	Not annualized.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the December 31, 2020 Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*

The Russell 2000 Growth Total Return® Index measures the performance of those companies included in the Russell 2000 Index with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index measures the performance of approximately 2,000 companies with small-market capitalizations.

3

MFAM Small-Cap Growth ETF

Portfolio Characteristics (CONCLUDED)

(Unaudited)

The following tables show the top ten holdings and sector allocations, in which the MFAM Small-Cap Growth ETF was invested in as of February 28, 2021. Portfolio holdings are subject to change without notice.

Top TEN Holdings	% OF Net Assets
Jones Lang LaSalle, Inc.	5.5%
Paylocity Holding Corp.	5.4
Heska Corp.	4.8
Ultragenyx Pharmaceutical, Inc.	4.6
Axon Enterprise, Inc.	4.4
Penumbra, Inc.	4.1
Everbridge, Inc.	4.0
HealthEquity, Inc.	3.9
PTC Therapeutics, Inc.	3.8
Goosehead Insurance, Inc., Class A	3.6
44.1%

The MFAM Small-Cap Growth ETF uses GICSSM as the basis for the classification of securities on the Schedule of Investments.

Sector Allocation	% OF Net Assets
Health Care	29.8%
Information Technology	24.5
Industrials	18.3
Real Estate	12.3
Consumer Discretionary	4.3
Financials	3.6
Communication Services	3.5
96.3%

4

Motley Fool ETFs

Fund Expense Examples

February 28, 2021 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other ETFs.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from September 1, 2020 through February 28, 2021, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain,etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

5

Motley Fool ETFs

Fund Expense Examples (Concluded)

February 28, 2021 (Unaudited)

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Returns for the Funds
Motley Fool 100 Index ETF
Actual	$ 1,000.00	$ 1,045.90	$ 2.54	0.50%	4.59%
Hypothetical (5% return before expenses)	1,000.00	1,022.32	2.51	0.50	N/A
MFAM Small-Cap Growth ETF
Actual	$ 1,000.00	$ 1,329.30	$ 4.91	0.85%	32.93%
Hypothetical (5% return before expenses)	1,000.00	1,020.58	4.26	0.85	N/A

*

Expenses are equal to each Fund’s annualized expense ratio for the period September 1, 2020 through February 28, 2021, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. Each Fund’s ending account value in the first section in the table is based on the actual six-month total investment return for the Fund.

6

Motley Fool 100 Index ETF

Schedule of Investments

February 28, 2021 (Unaudited)

	Number of Shares	Value (Note 2)

Common Stocks — 99.9%
Aerospace & Defense — 0.2%
TransDigm Group, Inc. (United States)*	1,264	$728,911
Air Freight & Logistics — 0.4%
FedEx Corp. (United States)	6,659	1,694,715
Automobiles — 3.8%
Ford Motor Co. (United States)*	96,502	1,129,073
Tesla, Inc. (United States)*	20,957	14,156,454
		15,285,527
Beverages — 0.3%
Monster Beverage Corp. (United States)*	12,454	1,092,714
Biotechnology — 2.0%
Amgen, Inc. (United States)	13,808	3,105,695
Biogen, Inc. (United States)*	3,778	1,030,941
Gilead Sciences, Inc. (United States)	30,245	1,857,043
Seagen, Inc. (United States)*	4,809	726,688
Vertex Pharmaceuticals, Inc. (United States)*	6,314	1,342,041
		8,062,408
Capital Markets — 1.1%
CME Group, Inc. (United States)	8,703	1,737,989
Intercontinental Exchange, Inc. (United States)	13,313	1,468,557
Moody’s Corp. (United States)	4,338	1,192,473
		4,399,019
Chemicals — 0.7%
Ecolab, Inc. (United States)	6,916	1,447,934
Sherwin-Williams Co., (The) (United States)	1,954	1,329,384
		2,777,318
Commercial Services & Supplies — 0.6%
Cintas Corp. (United States)	2,420	784,903
Copart, Inc. (United States)*	5,428	592,521
Waste Management, Inc. (United States)	10,096	1,119,545
		2,496,969
Diversified Financial Services — 3.2%
Berkshire Hathaway, Inc., Class B (United States)*	54,493	13,106,111

The accompanying notes are an integral part of these financial statements.

7

Motley Fool 100 Index ETF

Schedule of Investments (continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Electric Utilities — 0.8%
NextEra Energy, Inc. (United States)	45,370	$3,333,788
Entertainment — 4.3%
Activision Blizzard, Inc. (United States)	17,816	1,703,388
Electronic Arts, Inc. (United States)	6,917	926,671
Netflix, Inc. (United States)*	10,371	5,588,413
Roku, Inc. (United States)*	3,204	1,267,118
Walt Disney Co., (The) (United States)*	40,807	7,714,155
		17,199,745
Equity Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp. (United States)	10,435	2,255,317
Crown Castle International Corp. (United States)	10,082	1,570,271
Equinix, Inc. (United States)	2,104	1,364,107
		5,189,695
Food & Staples Retailing — 0.8%
Costco Wholesale Corp. (United States)	10,347	3,424,857
Health Care Equipment & Supplies — 1.8%
Align Technology, Inc. (United States)*	1,888	1,070,704
Becton Dickinson and Co. (United States)	6,923	1,669,481
DexCom, Inc. (United States)*	2,224	884,663
IDEXX Laboratories, Inc. (United States)*	2,018	1,049,703
Intuitive Surgical, Inc. (United States)*	2,710	1,996,728
ResMed, Inc. (United States)	3,487	672,224
		7,343,503
Health Care Providers & Services — 2.8%
CVS Health Corp. (United States)	31,618	2,154,134
HCA Healthcare, Inc. (United States)	8,049	1,384,670
McKesson Corp. (United States)	3,817	647,058
UnitedHealth Group, Inc. (United States)	21,838	7,255,020
		11,440,882

The accompanying notes are an integral part of these financial statements.

8

Motley Fool 100 Index ETF

Schedule of Investments (continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Health Care Technology — 0.4%
Teladoc, Inc. (United States)*(a)	3,473	$767,846
Veeva Systems, Inc., Class A (United States)*	3,612	1,011,757
		1,779,603
Hotels, Restaurants & Leisure — 1.2%
Chipotle Mexican Grill, Inc. (United States)*	681	982,002
Marriott International, Inc., Class A (United States)*	7,511	1,112,154
Starbucks Corp. (United States)	27,246	2,943,385
		5,037,541
Industrial Conglomerates — 0.8%
3M Co. (United States)	13,979	2,447,164
Roper Technologies, Inc. (United States)	2,466	931,211
		3,378,375
Insurance — 0.2%
Aflac, Inc. (United States)	16,687	799,140
Interactive Media & Services — 13.6%
Alphabet, Inc., Class C (United States)*	16,069	32,730,303
Facebook, Inc., Class A (United States)*	68,162	17,559,894
Match Group, Inc. (United States)*	6,490	991,996
Pinterest, Inc., Class A (United States)*	15,632	1,259,627
Twitter, Inc. (United States)*	19,195	1,479,167
Zillow Group, Inc., Class A (United States)*(a)	5,623	954,898
		54,975,885
Internet & Direct Marketing Retail — 10.3%
Amazon.com, Inc. (United States)*	11,834	36,601,733
Booking Holdings, Inc. (United States)*	904	2,104,973
Chewy, Inc., Class A (United States)*(a)	11,653	1,183,479
eBay, Inc. (United States)	16,810	948,420
Wayfair, Inc., Class A (United States)*(a)	2,964	856,537
		41,695,142

The accompanying notes are an integral part of these financial statements.

9

Motley Fool 100 Index ETF

Schedule of Investments (continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value (Note 2)

Common Stocks (continued)
IT Services — 8.1%
Cognizant Technology Solutions Corp., Class A (United States)	12,740	$936,135
Mastercard, Inc., Class A (United States)	22,377	7,918,101
Okta, Inc. (United States)*	3,301	863,046
PayPal Holdings, Inc. (United States)*	28,550	7,418,718
Square, Inc., Class A (United States)*	11,695	2,690,201
Twilio, Inc., Class A (United States)*(a)	3,824	1,502,373
Visa, Inc., Class A (United States)(a)	53,366	11,334,405
		32,662,979
Leisure Products — 0.2%
Peloton Interactive, Inc., Class A (United States)*	6,587	793,536
Life Sciences Tools & Services — 0.4%
Illumina, Inc. (United States)*	3,491	1,533,980
Machinery — 0.2%
Cummins, Inc. (United States)	3,524	892,277
Oil, Gas & Consumable Fuels — 0.2%
Kinder Morgan, Inc. (United States)	55,906	821,818
Pharmaceuticals — 1.2%
Bristol-Myers Squibb Co. (United States)	54,249	3,327,091
Zoetis, Inc. (United States)	11,089	1,721,457
		5,048,548
Professional Services — 0.2%
CoStar Group, Inc. (United States)*	934	769,392
Road & Rail — 1.3%
Uber Technologies, Inc. (United States)*	41,899	2,168,273
Union Pacific Corp. (United States)	15,798	3,253,756
		5,422,029
Semiconductors & Semiconductor Equipment — 3.4%
Broadcom, Inc. (United States)	9,599	4,510,282
NVIDIA Corp. (United States)	15,156	8,314,279
Xilinx, Inc. (United States)*	6,070	790,921
		13,615,482

The accompanying notes are an integral part of these financial statements.

10

Motley Fool 100 Index ETF

Schedule of Investments (Continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Software — 18.3%
Adobe Systems, Inc. (United States)*	11,467	$5,271,036
ANSYS, Inc. (United States)*	1,951	665,272
Autodesk, Inc. (United States)*	5,267	1,453,692
Cadence Design Systems, Inc. (United States)*	6,527	920,895
Crowdstrike Holdings, Inc., Class A (United States)*	5,278	1,140,048
Datadog, Inc., Class A (United States)*(a)	7,966	760,036
DocuSign, Inc. (United States)*	4,949	1,121,740
Intuit, Inc. (United States)	6,568	2,562,440
Microsoft Corp. (United States)	181,611	42,202,764
Palo Alto Networks, Inc. (United States)*	2,317	830,204
Salesforce.com, Inc. (United States)*	22,446	4,859,559
ServiceNow, Inc. (United States)*	4,718	2,516,864
Splunk, Inc. (United States)*	3,940	563,459
Synopsys, Inc. (United States)*	3,597	882,020
Trade Desk, Inc., (The) Class A (United States)*	1,277	1,028,483
Unity Software, Inc. (United States)*(a)	6,935	746,414
VMware, Inc., Class A (United States)*(a)	10,355	1,431,165
Workday, Inc., Class A (United States)*	5,829	1,429,154
Zoom Video Communications, Inc., Class A (United States)*	8,209	3,066,965
		73,452,210
Specialty Retail — 1.7%
Home Depot, Inc., (The) (United States)	26,388	6,817,076
Technology Hardware, Storage & Peripherals — 11.9%
Apple, Inc. (United States)	394,969	47,893,941
Textiles, Apparel & Luxury Goods — 1.3%
NIKE, Inc., Class B (United States)	38,155	5,142,531
Wireless Telecommunication Services — 0.9%
T-Mobile US, Inc. (United States)*	28,964	3,474,811
Total Common Stocks (Cost $272,117,429)		403,582,458

Rights — 0.0%
Altaba, Inc. - Escrow Shares (United States)*	8,565	125,049
Total Rights (Cost $89,333)		125,049

The accompanying notes are an integral part of these financial statements.

11

Motley Fool 100 Index ETF

Schedule of Investments (Concluded)

February 28, 2021 (Unaudited)

	Number of Shares	Value (Note 2)

Investments Purchased with Proceeds from Securities Lending Collateral — 3.8%
Mount Vernon Liquid Assets Portfolio, LLC, 0.13%	15,320,679	$15,320,679
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $15,320,679)		15,320,679

Short-Term Investments — 0.1%
U.S. Bank Money Market Deposit Account, 0.01% (United States)(b)	340,762	340,762
Total Short-Term Investments (Cost $340,762)		340,762

Total Investments (Cost $287,868,203) — 103.8%		419,368,948
Liabilities in Excess of Other Assets — (3.8)%		(15,230,106)
NET ASSETS — 100.0%
(Applicable to 11,525,000 shares outstanding)		$404,138,842

*	Non-income producing security.

(a)	All or a portion of the security is on loan. At February 28, 2021, the market value of securities on loan was $15,126,765.

(b)	The rate shown is as of February 28, 2021.

The accompanying notes are an integral part of these financial statements.

12

MFAM Small-Cap Growth ETF

Schedule of Investments

February 28, 2021 (Unaudited)

	Number of Shares	Value (Note 2)

Common Stocks — 96.3%
Aerospace & Defense — 4.4%
Axon Enterprise, Inc. (United States)*	52,986	$8,768,653
Auto Components — 2.9%
Fox Factory Holding Corp. (United States)*	44,585	5,668,983
Biotechnology — 9.7%
Editas Medicine, Inc. (United States)*(a)	55,973	2,454,976
PTC Therapeutics, Inc. (United States)*(a)	133,183	7,604,749
Ultragenyx Pharmaceutical, Inc. (United States)*	64,327	9,104,844
		19,164,569
Building Products — 2.2%
Trex Co., Inc. (United States)*(a)	47,508	4,353,633
Diversified Consumer Services — 1.5%
Frontdoor, Inc. (United States)*	55,480	2,905,487
Electronic Equipment, Instruments & Components — 3.4%
NLight, Inc. (United States)*(a)	174,872	6,666,121
Equity Real Estate Investment Trusts (REITs) — 1.6%
STAG Industrial, Inc. (United States)	102,526	3,234,695
Health Care Equipment & Supplies — 14.0%
Globus Medical, Inc., Class A (United States)*	85,211	5,325,687
Heska Corp. (United States)*(a)	50,762	9,563,561
iRhythm Technologies, Inc. (United States)*(a)	29,939	4,817,185
Penumbra, Inc. (United States)*(a)	28,371	8,069,564
		27,775,997
Health Care Providers & Services — 3.9%
HealthEquity, Inc. (United States)*(a)	94,088	7,748,147
Health Care Technology — 2.1%
Schrodinger, Inc. (United States)*	40,834	4,184,668
Insurance — 3.6%
Goosehead Insurance, Inc., Class A (United States)	55,306	7,164,339
IT Services — 2.0%
NIC, Inc. (United States)	116,110	4,030,178

The accompanying notes are an integral part of these financial statements.

13

MFAM Small-Cap Growth ETF

Schedule of Investments (CONTINUED)

February 28, 2021 (Unaudited)

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Machinery — 5.8%
John Bean Technologies Corp. (United States)	42,128	$6,216,829
Proto Labs, Inc. (United States)*(a)	35,904	5,230,495
		11,447,324
Media — 3.5%
Cardlytics, Inc. (United States)*(a)	52,255	6,920,130
Real Estate Management & Development — 10.7%
Howard Hughes Corp., (The) (United States)*	60,505	5,740,109
Jones Lang LaSalle, Inc. (United States)*	62,193	10,820,338
Newmark Group, Inc., Class A (United States)	457,483	4,583,980
		21,144,427
Road & Rail — 2.3%
Landstar System, Inc. (United States)	27,985	4,481,518
Software — 19.1%
Alarm.com Holdings, Inc. (United States)*	75,284	6,615,958
Everbridge, Inc. (United States)*(a)	52,196	7,997,993
Paylocity Holding Corp. (United States)*	55,795	10,667,446
Q2 Holdings, Inc. (United States)*(a)	55,198	6,727,532
Smartsheet, Inc., Class A (United States)*	82,074	5,683,625
		37,692,554
Trading Companies & Distributors — 3.6%
Watsco, Inc. (United States)	29,336	7,131,582
Total Common Stocks (Cost $131,063,725)		190,483,005

Investments Purchased with Proceeds from Securities Lending Collateral — 19.2%
Mount Vernon Liquid Assets Portfolio, LLC, 0.13%	38,092,308	38,092,308
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $38,092,308)		38,092,308

The accompanying notes are an integral part of these financial statements.

14

MFAM Small-Cap Growth ETF

Schedule of Investments (Concluded)

February 28, 2021 (Unaudited)

	Number of Shares	Value (Note 2)

Short-Term Investments — 3.8%
U.S. Bank Money Market Deposit Account, 0.01% (United States)(b)	7,520,536	$7,520,536
Total Short-Term Investments (Cost $7,520,536)		7,520,536

Total Investments (Cost $176,676,569) — 119.3%		236,095,849
Liabilities in Excess of Other Assets — (19.3)%		(38,197,192)
NET ASSETS — 100.0%
(Applicable to 4,825,000 shares outstanding)		$197,898,657

*	Non-income producing security.

(a)	All or a portion of the security is on loan. At February 28, 2021, the market value of securities on loan was $37,400,407.

(b)	The rate shown is as of February 28, 2021.

The accompanying notes are an integral part of these financial statements.

15

Motley Fool ETFs

Statements of Assets and Liabilities

February 28, 2021 (Unaudited)

	Motley Fool 100 Index ETF	MFAM Small-Cap Growth ETF
ASSETS
Investments in securities at value (cost $272,206,762 and $131,063,725, respectively)^	$403,707,507	$190,483,005
Investments purchased with proceeds from securities lending collateral, at value (cost $15,320,679 and $38,092,308, respectively)	15,320,679	38,092,308
Short-term investments, at value (cost $340,762 and $7,520,536, respectively)	340,762	7,520,536
Receivables for:
Dividends	250,705	20,863
Total assets	419,619,653	236,116,712

LIABILITIES
Payables for:
Securities lending collateral (see Note 7)	15,320,679	38,092,308
Advisory fees	160,132	125,747
Total liabilities	15,480,811	38,218,055
Net assets	$404,138,842	$197,898,657

NET ASSETS CONSIST OF:
Par value	$11,525	$4,825
Paid-in capital	274,532,903	135,871,927
Total distributable earnings/(losses)	129,594,414	62,021,905
Net assets	$404,138,842	$197,898,657

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	11,525,000	4,825,000
Net asset value, price per share	35.07	41.02
^ Includes market value of securities on loan	$15,126,765	$37,400,407

The accompanying notes are an integral part of these financial statements.

16

Motley Fool ETFs

Statements of Operations

FOR THE Six Months ENDED February 28, 2021 (Unaudited)

	Motley Fool 100 Index ETF	MFAM Small-Cap Growth ETF
INVESTMENT INCOME
Dividends	$1,242,750	$210,948
Securities lending income	8,083	20,821
Total investment income	1,250,833	231,769

EXPENSES
Advisory fees (Note 3)	907,822	601,273
Total expenses	907,822	601,273
Net investment income/(loss)	343,011	(369,504)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	1,653,751	4,098,406
Net realized gain/(loss) from redemption in-kind	729,249	—
Net change in unrealized appreciation/(depreciation) on investments	14,277,257	35,664,990
Net realized and unrealized gain/(loss) on investments	16,660,257	39,763,396
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,003,268	$39,393,892

The accompanying notes are an integral part of these financial statements.

17

Motley Fool 100 Index ETF

Statements of Changes in Net Assets

	FOR THE Six-Months Ended February 28, 2021 (Unaudited)	FOR THE YEAR ENDED AUGUST 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$343,011	$972,337
Net realized gain/(loss) from investments	2,383,000	2,822,268
Net change in unrealized appreciation/(depreciation) on investments	14,277,257	96,115,567
Net increase/(decrease) in net assets resulting from operations	17,003,268	99,910,172

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(1,629,559)	(1,030,211)
Net decrease in net assets from dividends and distributions to shareholders	(1,629,559)	(1,030,211)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	52,836,952	75,805,220
Shares redeemed	(1,618,555)	(23,009,180)
Net increase/(decrease) in net assets from capital share transactions	51,218,397	52,796,040
Total increase/(decrease) in net assets	66,592,106	151,676,001

NET ASSETS:
Beginning of period	337,546,736	185,870,735
End of period	$404,138,842	$337,546,736

SHARES TRANSACTIONS:
Shares sold	1,550,000	2,750,000
Shares redeemed	(50,000)	(1,000,000)
Net increase/(decrease) in shares outstanding	1,500,000	1,750,000

The accompanying notes are an integral part of these financial statements.

18

MFAM Small-Cap Growth ETF

Statements of Changes in Net Assets

	FOR THE Six-Months Ended February 28, 2021 (Unaudited)	FOR THE YEAR ENDED AUGUST 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(369,504)	$(222,384)
Net realized gain/(loss) from investments	4,098,406	9,609,632
Net change in unrealized appreciation/(depreciation) on investments	35,664,990	18,317,993
Net increase/(decrease) in net assets resulting from operations	39,393,892	27,705,241

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(8,371,857)	(979,168)
Net decrease in net assets from dividends and distributions to shareholders	(8,371,857)	(979,168)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	60,132,065	23,164,892
Shares redeemed	—	(14,299,738)
Net increase/(decrease) in net assets from capital share transactions	60,132,065	8,865,154
Total increase/(decrease) in net assets	91,154,100	35,591,227

NET ASSETS:
Beginning of period	106,744,557	71,153,330
End of period	$197,898,657	$106,744,557

SHARES TRANSACTIONS:
Shares sold	1,550,000	850,000
Shares redeemed	—	(625,000)
Net increase/(decrease) in shares outstanding	1,550,000	225,000

The accompanying notes are an integral part of these financial statements.

19

Motley Fool 100 Index ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Six-Months Ended February 28, 2021		YEARS ENDED AUGUST 31,		For the Period Ended august 31,
	(Unaudited)		2020	2019	2018(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$33.67		$22.46	$22.10	$20.00
Net investment income/(loss)(2)	0.03		0.11	0.15	0.08
Net realized and unrealized gain/(loss) from investments	1.52		11.23	0.32	2.02
Net increase/(decrease) in net assets resulting from operations	1.55		11.34	0.47	2.10
Dividends and distributions to shareholders from:
Net investment income	(0.10)		(0.13)	(0.11)	—
Net realized capital gains	(0.05)
Total dividends and distributions to shareholders	(0.15)		(0.13)	(0.11)	—
Net asset value, end of period	$35.07		$33.67	$22.46	$22.10
Market value, end of period	$35.19		$33.66	$22.42	$22.13
Total investment return/(loss) on net asset value(3)	4.59	%(5)	50.67%	2.27%	10.49	%(5)
Total investment return/(loss) on market price(4)	4.99	%(5)	50.89%	1.93%	10.65	%(5)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$404,139		$337,547	$185,871	$140,879
Ratio of expenses to average net assets	0.50	%(6)	0.50%	0.50%	0.50	%(6)
Ratio of net investment income/(loss) to average net assets	0.19	%(6)	0.43%	0.69%	0.68	%(6)
Portfolio turnover rate	8	%(5)	26%	26%	10	%(5)

(1)	Inception date of the Fund was January 29, 2018.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

20

MFAM Small-Cap Growth ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss) return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Six-Months Ended February 28, 2021		YEAR ENDED AUGUST 31,	FOR THE PERIOD ENDED AUGUST 31,
	(Unaudited)		2020	2019(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$32.59		$23.33	$20.00
Net investment income/(loss)(2)	(0.10)		(0.07)	—	(3)
Net realized and unrealized gain/(loss) from investments	10.68		9.67	3.33
Net increase/(decrease) in net assets resulting from operations	10.58		9.60	3.33
Dividends and distributions to shareholders from:
Net realized capital gains	(2.15)		(0.34)	—
Total dividends and distributions to shareholders	(2.15)		(0.34)	—
Net asset value, end of period	$41.02		$32.59	$23.33
Market value, end of period	$41.12		$32.68	$23.34
Total investment return/(loss) on net asset value(4)	32.93	%(6)	41.58%	16.65	%(6)
Total investment return/(loss) on market price(5)	32.78	%(6)	41.88%	16.69	%(6)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$197,899		$106,745	$71,153
Ratio of expenses to average net assets	0.85	%(7)	0.85%	0.85	%(7)
Ratio of net investment income/(loss) to average net assets	(0.52	)%(7)	(0.29)%	(0.01	)%(7)
Portfolio turnover rate	6	%(6)	27%	21	%(6)

(1)	Inception date of the Fund was October 29, 2018.

(2)	Per share data calculated using average shares outstanding method.

(3)	Amount rounds to less than 0.01 per share.

(4)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(6)	Not annualized.

(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

21

Motley Fool ETFs

Notes to Financial Statements

February 28, 2021 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-six separate investment portfolios, including the Motley Fool 100 Index ETF (the “Fool 100 Fund”) and the MFAM Small-Cap Growth ETF (“Small-Cap Growth Fund”) (each a “Fund” and together the “Funds”). The Fool 100 Fund and Small-Cap Growth Fund commenced investment operations on January 29, 2018 and October 29, 2018, respectively.

RBB has authorized capital of one hundred billion shares of common stock of which 87.923 billion shares are currently classified into one hundred and ninety classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of the Fool 100 Fund is to achieve investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool 100 Index (the “Fool 100 Index”). The Fool 100 Index was developed by The Motley Fool, LLC (“The Motley Fool”), an affiliate of the Adviser, in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters or the highest-rated stocks in Fool IQ, the company’s analyst opinion database. Every company include in the Fool 100 Index is incorporated and listed in the U.S. The investment objective of the Small-Cap Growth Fund is to achieve long-term capital appreciation.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is February 28, 2021, and the period covered by these Notes to Financial Statements is the six-months ended February 28, 2021 (the “current fiscal period”).

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

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Motley Fool ETFs

Notes to Financial Statements (continued)

February 28, 2021 (Unaudited)

●	Level 3 – Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

FOOL 100 FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$403,582,458	$403,582,458	$—	$—	$—
Rights	125,049	—	125,049	—	—
Investments Purchased with Proceeds From Securities Lending Collateral	15,320,679	—	—	—	15,320,679
Short-Term Investments	340,762	340,762	—	—	—
Total Investments*	$419,368,948	$403,923,220	$125,049	$—	$15,320,679

SMALL-CAP GROWTH FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$190,483,005	$190,483,005	$—	$—	$—
Investments Purchased with Proceeds From Securities Lending Collateral	38,092,308	—	—	—	38,092,308
Short-Term Investments	7,520,536	7,520,536	—	—	—
Total Investments*	$236,095,849	$198,003,541	$—	$—	$38,092,308

*	Please refer to the Schedule of Investments for further details.

^

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

23

Motley Fool ETFs

Notes to Financial Statements (continued)

February 28, 2021 (Unaudited)

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Expenses and fees, including investment advisory fees, are accrued daily and taken into account for the purpose of determining the NAV of each Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with tax regulations and recorded on ex dividend date. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Funds’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss from such claims to be remote.

2. Investment Policies and Practices

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

TYPES OF FIXED-INCOME SECURITIES — Each Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities

24

Motley Fool ETFs

Notes to Financial Statements (continued)

February 28, 2021 (Unaudited)

(“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by S&P Global Ratings (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

REAL ESTATE INVESTMENT TRUSTS — Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent.

TEMPORARY INVESTMENTS — During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

25

Motley Fool ETFs

Notes to Financial Statements (continued)

February 28, 2021 (Unaudited)

3. INVESTMENT adviser and other services

Each Fund pays all of its expenses other than those expressly assumed by Motley Fool Asset Management, LLC (the “Adviser”). Expenses of each Fund are deducted from the Fund’s total income before dividends are paid. Subject to the supervision of the Board, the Adviser manages the overall investment operations of each Fund in accordance with the Fund’s respective investment objective and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of the Investment Advisory Agreements between the Adviser and the Company on behalf of each Fund. The Adviser is a wholly-owned subsidiary of Motley Fool Investment Management, LLC, which is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders. The Funds compensate the Adviser with a unitary management fee for its services at an annual rate of 0.50% for the Fool 100 Fund and 0.85% for the Small-Cap Growth Fund; based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears. From the Advisory Fee, the Adviser pays most of the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, fees and expenses of independent directors and their independent counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

During the current fiscal period, investment advisory fees accrued were as follows:

FUND	ADVISORY FEES
Fool 100 Fund	$907,822
Small-Cap Growth Fund	601,273

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

Under the Fund’s unitary fee, the Adviser compensates Fund Services and the Custodian for its services provided.

DIRECTOR AND OFFICER COMPENSATION — The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. Until October 1, 2020, an employee of Vigilant Compliance, LLC served as Chief Compliance Officer of the Adviser. Neither the Funds nor the Company compensated this individual or Vigilant Compliance, LLC for the services provided to Motley Fool Asset Management. For Director and Officer compensation amounts, please refer to the Statements of Operations.

26

Motley Fool ETFs

Notes to Financial Statements (continued)

February 28, 2021 (Unaudited)

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales and maturities of investment securities (excluding in-kind transactions and short-term investments) of the Funds were as follows:

FUND	PURCHASES	SALES
Fool 100 Fund	$29,484,431	$29,635,220
Small-Cap Growth Fund	7,785,915	17,648,497

There were no purchases or sales of long-term U.S. Government Securities during the current fiscal period.

During the current fiscal period, aggregate purchases and sales and maturities of in-kind transactions of the Funds were as follows:

FUND	PURCHASES	SALES
Fool 100 Fund	$51,836,701	$1,588,188
Small-Cap Growth Fund	57,372,148	—

5. Federal Income tax information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2020, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Fool 100 Fund	$242,342,659	$119,341,734	$(3,953,973)	$115,387,761
Small-Cap Growth Fund	101,038,604	29,155,740	(5,419,216)	23,736,524

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

27

Motley Fool ETFs

Notes to Financial Statements (continued)

February 28, 2021 (Unaudited)

The following permanent differences as of August 31, 2020, primarily attributable to foreign currency transactions and in-kind redemptions gains, were reclassified among the following accounts:

FUND	DISTRIBUTABLE EARNINGS/LOSS	PAID-IN CAPITAL
Fool 100 Fund	$(5,020,345)	$5,020,345
Small-Cap Growth Fund	(2,104,637)	2,104,637

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYOVER	QUALIFIED LATE-YEAR LOSS DEFERRAL	OTHER	UNREALIZED APPRECIATION/ (DEPRECIATION)	Total
Fool 100 Fund	$769,933	$—	$(1,936,989)	$—	$—	$115,387,761	$114,220,705
Small-Cap Growth Fund	445,717	6,817,629	—	—	—	23,736,524	30,999,870

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal period ended August 31, 2020 were as follows:

FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL
Fool 100 Fund	$1,030,211	$—	$1,030,211
Small-Cap Growth Fund	966,374	12,794	979,168

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2020, the Fool 100 Fund had unexpiring short-term and long-term losses of $1,324,951 and 612,038, respectively.

6. SHARE TRANSACTIONS

Shares of the Funds are listed and trade on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices for the shares may be different from their NAV. Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of each Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors

28

Motley Fool ETFs

Notes to Financial Statements (continued)

February 28, 2021 (Unaudited)

do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from each Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for each Fund is $250, payable to the custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate each Fund for the transaction costs associated with the cash transactions. Variable fees received by each Fund, if any, are displayed in the capital shares transactions section of the Statements of Changes in Net Assets. Each Fund may issue an unlimited number of shares of beneficial interest, with $0.001 par value per share. Shares of each Fund have equal rights and privileges.

7. SECURITIES LENDING

The Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the NAV of the Funds is determined. When the collateral falls below specified amounts, the Funds’ lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Funds will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Funds will bear the risk of loss of the invested collateral. Investments purchased with proceeds from securities lending are overnight and continuous. Securities lending will expose the Funds to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and cash collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such secured loans were as follows:

FUND	MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
Fool 100 Fund	$15,126,765	$15,320,679	$8,083
Small-Cap Growth Fund	37,400,407	38,092,308	20,821

Securities lending transactions are entered into by the Funds’ securities lending agent on behalf of the Funds’ under a Master Securities Lending Agreement (“MSLA”) which permits the Funds’ securities lending agent on behalf of the Funds under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable on behalf of the

29

Motley Fool ETFs

Notes to Financial Statements (concluded)

February 28, 2021 (Unaudited)

Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds’ open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT[2]
Fool 100 Fund	$15,126,765	$—	$15,126,765	$(15,126,765)	$—	$—
Small-Cap Growth Fund	37,400,407	—	37,400,407	(37,400,407)	—	—

[1]	Amount disclosed is limited to the amount of assets presented in the Statements of Assets and Liabilities. Actual collateral received may be more than the amount shown.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

30

Motley Fool ETFs

Notice to Shareholders

(Unaudited)

Information on Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (888) 863-8803; and (ii) on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Frequency Distributions of Premiums and Discounts

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, without charge, on the Funds’ website at www.mfamfunds.com.

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Motley Fool ETFs

Liquidity Risk Management Program

(Unaudited)

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Funds. The Programs seek to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Adviser Program. The Adviser has delegated oversight of the Adviser Program to its Liquidity Committee, whose process of monitoring and determining the liquidity of each Fund’s investments is supported by one or more third-party vendors.

At meetings held during the fiscal period, the Board and its Investment and Liquidity Risk Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from June 1, 2019 to June 30, 2020 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of each Fund’s trading environment and reasonably anticipated trading size; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) the Small-Cap Growth Fund held a percentage of highly liquid assets above its highly liquid investment minimum at all times during the Period; (v) that the Fool 100 Fund did not require the establishment of a highly liquid investment minimum and the methodology for that determination; (vi) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; (vii) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Fund’s Liquidity Risk functioned appropriately during the Period; and (viii) that the Programs operated adequately during the Period. The Report also summarized the changes made to the Programs over the course of the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectus for more information regarding a Fund’s exposure to liquidity risk and other risks to which it may be subject.

32

Investment Adviser

Motley Fool Asset Management, LLC
2000 Duke Street
Suite 275
Alexandria, VA 22314

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Principal Underwriter

Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
Two Liberty Place
50 S 16th St. Suite 2900
Philadelphia, PA 19102-2529

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

33

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Stay informed about your investment!

Shareholders like you are very important to us, we’d love to hear your feedback and answer questions! If you have a question or comment please send it to fundservice@mfamfunds.com.

ORINDA FUNDS Semi-Annual Report February 28, 2021 (Unaudited) Orinda Income Opportunities Fund of the RBB Fund, Inc. Class I Shares – OIOIX Class A Shares – OIOAX Class D Shares – OIODX

Performance Data	1
Fund Expense Examples	4
Allocation of Portfolio Assets	5
Schedule of Investments	6
Financial Statements	10
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	15
Financial Highlights	17
Notes to Financial Statements	20
Notice to Shareholders	30
Liquidity Risk Management Program	31

Orinda Income Opportunities Fund Performance Data February 28, 2021 (Unaudited)

Average Annual Total Returns for the Periods ended February 28, 2021
	Six Months(1)	One Year	Three Years	Five Years	Since Inception(2)
Class I Shares (No Load)	13.88%	-10.49%	-0.42%	3.13%	1.90%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.55%	1.38%	5.32%	3.55%	3.49%

(1)	Not annualized.

(2)	Inception date of Class I Shares of the Fund was June 28, 2013.

Until December 31, 2021, the Adviser has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class I Shares of average daily net assets of 1.40% (excluding certain items discussed below). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Adviser will continue such waiver for the Fund after December 31, 2021. The Fund’s expense ratio for the Class I Shares, as stated in the current prospectus, is 1.80%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-467-4632.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration US investment grade debt securities. It is not possible to invest directly in an index.

1

Orinda Income Opportunities Fund Performance Data (Continued) February 28, 2021 (Unaudited)

Average Annual Total Returns for the Periods ended February 28, 2021
	Six Months(1)	One Year	Three Years	Five Years	Since Inception(2)
Class A Shares (No Load)	13.75%	-10.77%	-0.70%	2.83%	1.60%
Class A Shares (Load)	8.05%	-15.23%	-2.39%	1.78%	0.92%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.55%	1.38%	5.32%	3.55%	3.49%

(1)	Not annualized.

(2)	Inception date of Class A Shares of the Fund was June 28, 2013.

Until December 31, 2021, the Adviser has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class A Shares of average daily net assets of 1.65% (excluding certain items discussed below). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Adviser will continue such waiver for the Fund after December 31, 2021. The Fund’s expense ratio for the Class A Shares, as stated in the current prospectus, is 2.05%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data shown for Class A Shares (Load) reflects the Class A maximum sales charge of 5.00%. Performance data current to the most recent month end may be obtained by calling 1-855-467-4632.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration US investment grade debt securities. It is not possible to invest directly in an index.

2

Orinda Income Opportunities Fund Performance Data (CONCLUDED) February 28, 2021 (Unaudited)

Average Annual Total Returns for the Periods ended February 28, 2021
	Six Months(1)	One Year	Three Years	Five Years	Since Inception(2)
Class D Shares (No Load)	13.34%	-11.36%	-1.39%	2.12%	0.95%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.55%	1.38%	5.32%	3.55%	3.53%

(1)	Not annualized.

(2)	Inception date of Class D Shares of the Fund was September 27, 2013.

Until December 31, 2021, the Adviser has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class D Shares of average daily net assets of 2.40% (excluding certain items discussed below). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Adviser will continue such waiver for the Fund after December 31, 2021. The Fund’s expense ratio for the Class D Shares, as stated in the current prospectus, is 2.80%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-467-4632.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration US investment grade debt securities. It is not possible to invest directly in an index.

3

Orinda Income Opportunities Fund Fund Expense Examples February 28, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from September 1, 2020 to February 28, 2021.

ACTUAL EXPENSES

The first section in the accompanying table provides information about actual account values and actual expenses. You may use the information in this section together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value SEPTEMBER 1, 2020	Ending Account VALUE FEBRUARY 28, 2021	Expenses Paid During Period*	ANNUALIZED EXPENSE RATIO	ACTUAL SIX-MONTH TOTAL INVESTMENT RETURN FOR THE FUND
Actual
Class I Shares	$1,000.00	$1,138.80	$7.69	1.45%	13.88%
Class A Shares	1,000.00	1,137.50	9.01	1.70	13.75
Class D Shares	1,000.00	1,121.25	10.96	2.45	13.34

Hypothetical (5% return before expenses)
Class I Shares	$1,000.00	$1,017.60	$7.25	1.45%	N/A
Class A Shares	1,000.00	1,016.36	8.50	1.70	N/A
Class D Shares	1,000.00	1,012.65	12.23	2.45	N/A

*

Expenses are equal to the Fund’s Class I Shares, Class A Shares and Class D Shares annualized six-month expense ratios for the period September 1, 2020 to February 28, 2021, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account values in the first section in the table is based on the actual six-month total investment return for the Fund’s respective share classes.

4

Orinda Income Opportunities Fund Allocation of Portfolio Assets February 28, 2021 (Unaudited)

Percentages represent market value as a percentage of net assets. Portfolio holdings are subject to change at any time.

5

Orinda Income Opportunities Fund Schedule of Investments February 28, 2021 (Unaudited)

REITS - 97.2%	Number of Shares	Value
Financials - 29.2%
American Homes 4 Rent - Series E, 6.35%	11,174	$285,607
AGNC Investment Corp.	170,000	2,725,100
AGNC Investment Corp. - Series C, 7.00% (3 Month LIBOR USD + 5.11%) (a)(b)	157,542	4,015,746
AGNC Investment Corp. - Series D, 6.88% (3 Month LIBOR USD + 4.33%) (a)(b)	60,000	1,499,400
AGNC Investment Corp. - Series E, 6.50% (3 Month LIBOR USD + 4.99%) (a)	46,015	1,126,447
AGNC Investment Corp. - Series F, 6.13% (3 Month LIBOR USD + 4.70%) (a)	31,100	728,051
Annaly Capital Management, Inc.	330,000	2,742,300
Annaly Capital Management, Inc. - Series F, 6.95% (3 Month LIBOR USD + 4.99%) (a)(b)	95,097	2,333,680
Annaly Capital Management, Inc. - Series G, 6.50% (3 Month LIBOR USD + 4.17%) (a)	39,250	956,523
Annaly Capital Management, Inc. - Series I, 6.75% (3 Month LIBOR USD + 4.99%) (a)(b)	98,581	2,431,008
Apollo Commercial Real Estate Finance, Inc.	74,152	985,480
Blackstone Mortgage Trust, Inc.	73,628	2,149,938
Chimera Investment Corp. - Series A, 8.00% (b)	74,755	1,887,564
Chimera Investment Corp. - Series B, 8.00% (3 Month LIBOR USD + 5.79%) (a)(b)	41,312	981,986
Chimera Investment Corp. - Series C, 7.75% (3 Month LIBOR USD + 4.74%) (a)	74,632	1,723,999
Chimera Investment Corp. - Series D, 8.00% (3 Month LIBOR USD + 5.38%) (a)(b)	79,733	1,853,792
Healthcare Realty Trust, Inc.	42,000	1,212,120
Invesco Mortgage Capital, Inc. - Series C, 7.50% (3 Month LIBOR USD + 5.29%) (a)	35,500	874,010
KKR Real Estate Finance Trust, Inc.	30,000	552,900
New Residential Investment Corp. - Series A, 7.50% (3 Month LIBOR USD + 5.80%) (a)(b)	94,243	2,289,163
New Residential Investment Corp. - Series B, 7.13% (3 Month LIBOR USD + 5.64%) (a)(b)	108,751	2,546,948
New Residential Investment Corp. - Series C, 6.38% (3 Month LIBOR USD + 4.97%) (a)(b)	108,129	2,358,294
PennyMac Mortgage Investment Trust - Series A, 8.13% (3 Month LIBOR USD + 5.83%) (a)(b)	60,110	1,505,154
PennyMac Mortgage Investment Trust - Series B, 8.00% (3 Month LIBOR USD + 5.99%) (a)(b)	92,248	2,306,200
Realty Income Corp.	26,952	1,624,128
Starwood Property Trust, Inc.	100,000	2,283,000
TPG RE Finance Trust, Inc. (b)	157,653	1,645,897
Two Harbors Investment Corp. - Series A, 8.13% (3 Month LIBOR USD + 5.66%) (a)(b)	46,764	1,191,079
Two Harbors Investment Corp. - Series C, 7.25% (3 Month LIBOR USD + 5.01%) (a)(b)	34,322	813,431
Two Harbors Investment Corp. - Series E, 7.50% (b)	64,221	1,624,791
		51,253,736
Real Estate - 68.0%
Agree Realty Corp.	15,000	968,400
Alexandria Real Estate Equities, Inc.	17,300	2,762,637
American Assets Trust, Inc.	87,904	2,732,056
American Finance Trust, Inc. - Series A, 7.50%	41,000	1,040,170
American Homes 4 Rent - Series D, 6.50% (b)	115,590	2,955,636
American Homes 4 Rent - Series G, 5.88% (b)	40,222	1,034,510
American Homes 4 Rent - Series H, 6.25%	19,659	521,357
Armada Hoffler Properties, Inc. - Series A, 6.75%	47,760	1,205,940
Bluerock Residential Growth REIT, Inc. - Series C, 7.65%	9,728	249,718
Bluerock Residential Growth REIT, Inc. - Series D, 7.13% (b)	52,200	1,331,100
Boston Properties, Inc.	3,000	297,390
Brandywine Realty Trust	54,000	660,420
Brookfield Property REIT, Inc.	58,500	1,023,750
Centerspace - Series C, 6.63% (b)	49,046	1,277,648

The accompanying notes are an integral part of these financial statements.

6

Orinda Income Opportunities Fund Schedule Of Investments (Continued) February 28, 2021 (Unaudited)

REITS - 97.2% (CONTINUED)	Number of Shares	Value
Real Estate - 68.0% (Continued)
City Office REIT, Inc. (b)	115,659	$1,175,095
City Office REIT, Inc. - Series A, 6.63% (b)	74,817	1,882,396
Colony Capital, Inc. - Series H, 7.13% (b)	120,411	2,924,783
Colony Capital, Inc. - Series I, 7.15% (b)	128,488	3,114,549
Colony Capital, Inc. - Series J, 7.13%	139,201	3,392,328
Columbia Property Trust, Inc.	51,600	728,592
Corporate Office Properties Trust	30,000	780,000
DiamondRock Hospitality Co., 8.25%	55,000	1,467,400
Digital Realty Trust, Inc. - Series C, 6.63%	46,168	1,179,131
Digital Realty Trust, Inc. - Series K, 5.85% (b)	48,000	1,299,840
Digital Realty Trust, Inc. - Series L, 5.20%	15,838	411,946
Easterly Government Properties, Inc.	85,000	1,868,300
Federal Realty Investment Trust	18,200	1,841,294
Gladstone Commercial Corp.	7,900	147,572
Global Medical REIT, Inc.	25,000	336,750
Global Net Lease, Inc.	11,654	216,531
Global Net Lease, Inc. - Series A, 7.25% (b)	78,564	2,032,451
Global Net Lease, Inc. - Series B, 6.88%	50,904	1,299,579
Healthpeak Properties, Inc.	86,300	2,510,467
Hersha Hospitality Trust - Series C, 6.88%	13,000	307,970
Hersha Hospitality Trust - Series E, 6.50% (b)	55,755	1,291,843
Highwoods Properties, Inc.	102,852	4,109,966
Independence Realty Trust, Inc.	28,258	396,742
Iron Mountain, Inc.	105,346	3,664,987
iStar, Inc. - Series D, 8.00% (b)	51,662	1,307,565
iStar, Inc. - Series I, 7.50%	35,793	907,353
Lexington Realty Trust	36,000	385,920
LTC Properties, Inc.	41,900	1,714,129
Macerich Co. (The)	315,808	4,080,239
Monmouth Real Estate Investment Corp. - Series C, 6.13%	60,000	1,510,200
National Health Investors, Inc.	23,100	1,577,037
National Storage Affiliates Trust - Series A, 6.00%	40,295	1,067,818
Pebblebrook Hotel Trust - Series C, 6.50%	13,942	324,430
Pebblebrook Hotel Trust - Series D, 6.38%	27,380	635,490
Pebblebrook Hotel Trust - Series E, 6.38% (b)	91,562	2,120,576
Pebblebrook Hotel Trust - Series F, 6.30%	79,902	1,807,383
Piedmont Office Realty Trust, Inc.	132,760	2,264,886
Plymouth Industrial REIT, Inc.	58,200	868,344
Postal Realty Trust, Inc.	90,949	1,462,460
Preferred Apartment Communities, Inc.	73,000	600,790
PS Business Parks, Inc. - Series Z, 4.88% (b)	37,900	961,523
QTS Realty Trust, Inc.	26,197	1,627,358
QTS Realty Trust, Inc. - Series A, 7.13% (b)	75,230	2,011,650
QTS Realty Trust, Inc. - Series B, 6.50%	5,000	704,300
Regency Centers Corp.	71,900	3,938,682
Rexford Industrial Realty, Inc. - Series A, 5.88%	36,600	924,150

The accompanying notes are an integral part of these financial statements.

7

Orinda Income Opportunities Fund Schedule Of Investments (Continued) February 28, 2021 (Unaudited)

REITS - 97.2% (CONTINUED)	Number of Shares	Value
Real Estate - 68.0% (Continued)
RLJ Lodging Trust - Series A, 1.95% (b)(c)	215,432	$5,543,065
Sabra Health Care REIT, Inc.	26,100	449,442
Seritage Growth Properties - Series A, 7.00%	32,452	666,889
Simon Property Group, Inc.	4,000	451,680
SL Green Realty Corp. - Series I, 6.50% (b)	60,156	1,526,759
Spirit Realty Capital, Inc.	39,850	1,714,347
STAG Industrial, Inc.	47,109	1,486,289
Summit Hotel Properties, Inc. - Series E, 6.25%	41,215	939,702
Sunstone Hotel Investors, Inc. - Series E, 6.95%	38,898	966,226
Terreno Realty Corp.	22,714	1,272,893
UMH Properties, Inc. - Series C, 6.75% (b)	94,739	2,372,265
UMH Properties, Inc. - Series D, 6.38% (b)	54,000	1,328,400
Urban Edge Properties	40,000	660,000
VEREIT, Inc. (b)	40,120	1,564,680
Vornado Realty Trust	78,500	3,370,790
Vornado Realty Trust - Series K, 5.70% (b)	53,365	1,339,462
Vornado Realty Trust - Series L, 5.40% (b)	17,974	447,553
Vornado Realty Trust - Series M, 5.25% (b)	27,515	687,875
Weingarten Realty Investors	63,000	1,599,570
WP Carey, Inc.	24,563	1,683,548
		119,314,962
TOTAL REITS
(Cost $157,483,084)		170,568,698

PREFERRED STOCKS - 8.6%
Energy - 0.8%
Energy Transfer Partners LP - Series C, 7.38% (3 Month LIBOR USD + 4.53%) (a)(b)	33,032	720,098
Energy Transfer Partners LP - Series D, 7.63% (3 Month LIBOR USD + 4.74%) (a)	20,556	464,771
NGL Energy Partners LP - Series B, 9.00% (3 Month LIBOR USD + 7.21%) (a)	24,643	273,537
		1,458,406
Financials - 3.3%
B Riley Financial, Inc., 6.50%	13,951	357,704
Capstead Mortgage Corp. - Series E, 7.50%	48,338	1,210,867
Invesco Mortgage Capital, Inc. - Series A, 7.75% (b)	48,724	1,200,072
Invesco Mortgage Capital, Inc. - Series B, 7.75% (3 Month LIBOR USD + 5.18%) (a)(b)	58,008	1,409,595
MFA Financial, Inc. - Series B, 7.50%	21,897	537,571
Oaktree Capital Group LLC - Series B, 6.55% (b)	40,000	1,032,800
		5,748,609
Industrials - 1.3%
Triton International Ltd., 7.38% (c)	51,600	1,368,432
Triton International Ltd., 6.88% (c)	35,606	915,430
		2,283,862
Real Estate - 3.2%
Hersha Hospitality Trust - Series D, 6.50%	76,549	1,778,233
iStar, Inc. - Series G, 7.65%	22,245	561,464

The accompanying notes are an integral part of these financial statements.

8

Orinda Income Opportunities Fund Schedule Of Investments (Concluded) February 28, 2021 (Unaudited)

PREFERRED STOCKS - 8.6% (CONTINUED)	Number of Shares	Value
Real Estate - 3.2% (Continued)
Landmark Infrastructure Partners LP - Series B, 7.90%	33,399	$840,987
Summit Hotel Properties, Inc. - Series D, 6.45%	19,791	468,057
VEREIT, Inc. - Series F, 6.70% (b)	74,081	1,872,768
		5,521,509
TOTAL PREFERRED STOCKS
(Cost $13,970,992)		15,012,386

CONVERTIBLE PREFERRED STOCKS - 0.8%
Real Estate - 0.8%
CorEnergy Infrastructure Trust, Inc. - Series A, 7.38%	80,173	1,470,373

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $1,974,694)		1,470,373

EXCHANGE TRADED FUNDS - 0.4%
Vanguard REIT ETF	9,000	790,830

TOTAL EXCHANGE TRADED FUNDS
(Cost $800,488)		790,830

CLOSED-END MUTUAL FUNDS - 0.9%
Nuveen Preferred Income Opportunities Fund (b)	170,000	1,541,900

TOTAL CLOSED-END MUTUAL FUNDS
(Cost $1,383,440)		1,541,900

SHORT-TERM INVESTMENTS - 2.4%
First American Treasury Obligations Fund, 0.03% (d)	4,141,259	4,141,259

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,141,259)		4,141,259

TOTAL INVESTMENTS
(Cost $179,753,957) - 110.3%		193,525,446
LIABILITIES IN EXCESS OF OTHER ASSETS - (10.3)%		(18,059,676)

TOTAL NET ASSETS - 100.0%		$175,465,770

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security. The rate shown represents the rate at February 28, 2021.

(b)	All or a portion of the security has been segregated for open short positions.

(c)	U.S. traded security of a foreign issuer or corporation.

(d)	Seven-day yield as of February 28, 2021.

The accompanying notes are an integral part of these financial statements.

9

Orinda Income Opportunities Fund Statement of Assets and Liabilities February 28, 2021 (Unaudited)

ASSETS
Investments in securities, at value (cost $175,612,698)	$189,384,187
Short-term investments, at value (cost $4,141,259)	4,141,259
Receivables for:
Investments sold	1,475,664
Dividends and interest	597,405
Capital shares sold	185,298
Prepaid expenses and other assets	24,267
Total assets	195,808,080

LIABILITIES
Due to Broker	45,728
Payables for:
Loans payable	15,518,234
Investments purchased	4,245,632
Capital shares redeemed	200,152
Advisory fees	147,675
Distribution and service fees	48,290
Other accrued expenses and liabilities	136,599
Total liabilities	20,342,310
Net assets	175,465,770

NET ASSETS CONSIST OF:
Par value	$10,120
Paid-in capital	227,877,114
Total distributable earnings/(loss)	(52,421,464)
Net assets	$175,465,770

The accompanying notes are an integral part of these financial statements.

10

Orinda Income Opportunities Fund Statement of Assets And Liabilities (Concluded) February 28, 2021 (Unaudited)

CLASS I SHARES:
Net assets	$157,233,798
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	9,056,164
Net asset value and redemption price per share	$17.36

CLASS A SHARES:
Net assets	$8,071,155
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	466,298
Net asset value and redemption price per share	$17.31
Maximum offering price per share (net asset value divided by 95.00%)	$18.22

CLASS D SHARES:
Net assets	$10,160,817
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	597,896
Net asset value and redemption price per share	$16.99

The accompanying notes are an integral part of these financial statements.

11

Orinda Income Opportunities Fund Statement of Operations FOR THE SIX MONTHS ENDED February 28, 2021 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $0)	$6,847,828
Interest income	33,389
Total investment income	6,881,217

EXPENSES
Advisory fees (Note 2)	$850,077
Transfer agent fees (Note 2)	118,304
Interest expense	50,041
Distribution fees - Class D Shares	48,647
Distribution fees - Class A Shares	13,684
Administration and accounting fees (Note 2)	46,023
Printing and shareholder reporting fees	33,654
Registration and filing fees	30,157
Legal fees	18,078
Director fees	16,730
Audit and tax service fees	11,135
Officer fees	9,736
Custodian fees (Note 2)	7,226
Dividend expense on securities sold-short	417
Other expenses	8,256
Total expenses before waivers and/or reimbursements	1,262,165
Less: waivers and/or reimbursements (Note 2)	40,844
Net expenses after waivers and/or reimbursements	1,303,009
Net investment income/(loss)	$5,578,208

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	$(2,744,707)
Securities sold short	(222)
Net change in unrealized appreciation/(depreciation) on:
Investments	$19,498,247
Securities sold short	112
Net realized and unrealized gain/(loss) from investments	16,753,430
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,331,638

The accompanying notes are an integral part of these financial statements.

12

Orinda Income Opportunities Fund Statements of Changes in Net Assets

	Six Months Ended February 28, 2021 (Unaudited)	Year ended August 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$5,578,208	$8,341,437
Net realized gain/(loss) from investments	(2,744,929)	(33,873,147)
Net change in unrealized appreciation/(depreciation) on investments	19,498,359	(20,177,237)
Net increase/(decrease) in net assets resulting from operations	22,331,638	(45,708,947)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings
Class I Shares	(5,125,656)	(9,433,203)
Class A Shares	(396,943)	(1,835,060)
Class D Shares	(317,401)	(568,713)
Return of Capital
Class I Shares	—	(3,284,419)
Class A Shares	—	(667,533)
Class D Shares	—	(226,072)
Net decrease in net assets from dividends and distributions to shareholders	(5,840,000)	(16,015,000)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	13,970,641	85,954,772
Reinvestment of distributions	4,069,465	10,799,683
Shares redeemed	(25,532,796)	(103,065,903)
Total from Class I Shares	(7,492,690)	(6,311,448)

Class A Shares
Proceeds from shares sold	180,669	10,878,704
Reinvestment of distributions	177,337	1,839,257
Shares redeemed	(7,630,439)	(52,988,539)
Total from Class A Shares	(7,272,433)	(40,270,578)

Class D Shares
Proceeds from shares sold	1,546,180	1,532,105
Reinvestment of distributions	207,175	510,064
Shares redeemed	(2,146,761)	(6,861,108)
Total from Class D Shares	(393,406)	(4,818,939)
Net increase/(decrease) in net assets from capital share transactions	(15,158,529)	(51,400,965)
Total increase/(decrease) in net assets	1,333,109	(113,124,912)

NET ASSETS:
Beginning of period	174,132,661	287,257,573
End of period	$175,465,770	$174,132,661

The accompanying notes are an integral part of these financial statements.

13

Orinda Income Opportunities Fund Statements Of Changes in Net Assets (Concluded)

	Six Months Ended February 28, 2021 (Unaudited)	Year ended August 31, 2020
SHARES TRANSACTIONS:
Class I Shares
Shares sold	858,722	5,538,481
Dividends and distributions reinvested	260,689	622,873
Shares redeemed	(1,570,122)	(6,107,999)
Net increase/(decrease)	(450,711)	53,355

Class A Shares
Shares sold	11,343	550,503
Dividends and distributions reinvested	11,505	90,986
Shares redeemed	(474,400)	(2,615,795)
Net increase/(decrease)	(451,552)	(1,974,306)

Class D Shares
Shares sold	97,602	106,132
Dividends and distributions reinvested	13,522	29,139
Shares redeemed	(134,636)	(347,578)
Net increase/(decrease)	(23,512)	(212,307)

Net increase/(decrease) in shares outstanding	(925,775)	(2,133,258)

The accompanying notes are an integral part of these financial statements.

14

Orinda Income Opportunities Fund Statement of Cash Flows

	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets resulting from operations	$22,331,638	$(45,708,947)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used in operating activities:
Purchases of investments	(117,986,829)	(364,635,187)
Purchases to cover securities sold short	(7,307)	(159,487,351)
Written options closed or exercised	—	(5,639)
Proceeds from sales of long-term investments	138,975,615	416,348,486
Proceeds from securities sold short	—	148,292,381
Premiums received on written options	—	99,959
Purchases of short-term investments, net	(3,299,128)	(669,331)
Return of capital and capital gain distributions received from underlying investments	145,237	8,378,558
Proceeds from litigation income	218,896	—
Amortization and accretion of premium and discount	—	(17,734)
Net realized gain/(loss) on investments	2,708,101	31,355,403
Net realized gain/(loss) on purchased options	—	278,500
Net realized gain/(loss) on short transactions	222	2,346,014
Net realized gain/(loss) on written options	—	(94,320)
Net realized gain/(loss) on foreign currency translation	—	(2,600)
Change in unrealized appreciation/(depreciation) on investments	(19,498,247)	20,059,518
Change in unrealized appreciation/(depreciation) on purchased options	—	68,979
Change in unrealized appreciation/(depreciation) on foreign currency	—	(47)
Change in unrealized appreciation/(depreciation) on short transactions	(112)	48,787
Increases/(decreases) in operating assets:
Increase/(decrease) in due to broker	45,728	36,606
Increase/(decrease) in dividends and interest receivable	63,631	1,029,905
Increase/(decrease) in deposits at broker for short sales	—	15,563,167
Increase/(decrease) in receivable for investments sold	(625,870)	(633,165)
Increase/(decrease) in prepaid expenses and other assets	23,893	13,789
Increases/(decreases) in operating liabilities:
Increase/(decrease) in payable for investments purchased	3,595,672	(837,333)
Increase/(decrease) in payable to advisor	(7,422)	(86,255)
Increase/(decrease) in payable for distribution and service fees	(1,306)	(40,515)
Increase/(decrease) in other accrued expenses	(59,301)	63,856
Net cash used in operating activities	26,623,111	71,765,484

The accompanying notes are an integral part of these financial statements.

15

Orinda Income Opportunities Fund Statement Of Cash Flows (concluded)

	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	$15,626,835	$98,576,136
Payment on shares redeemed	(35,529,779)	(162,698,066)
Cash distributions paid to shareholders	(1,386,023)	(2,865,996)
Increase/(decrease) in loan payable	(5,334,144)	(4,777,558)
Net cash provided by financing activities	(26,623,111)	(71,765,484)
Net change in cash	—	—

CASH:
Beginning balance	—	—
Ending balance	$—	$—

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$50,041	$260,134
Non-cash financing activities - distributions reinvested	4,453,977	13,149,004
Non-cash financing activities - increase/(decrease) in receivable for Fund shares sold	70,655	(210,555)
Non-cash financing activities - increase/(decrease) in payable for Fund shares redeemed	(219,783)	217,484

The accompanying notes are an integral part of these financial statements.

16

Orinda Income Opportunities Fund Financial Highlights

For a capital share outstanding throughout the period

	CLASS I SHARES
	Six Months Ended February 28, 2021 (Unaudited)		Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2018	Six Months Ended August 31, 2017 (2),(3)		Year Ended February 28, 2017	Year Ended February 29, 2016
Net asset value – Beginning of period	$15.78		$21.83	$22.50	$23.42	$23.66		$21.36	$25.29
Income from Investment Operations:
Net investment income/(loss)(1)	0.53		0.67	0.95	0.86	0.63		1.10	0.99
Net realized and unrealized gain/(loss) on investments	1.60		(5.44)	(0.12)	(0.17)	(0.02)		2.90	(3.36)
Total from investment operations	2.13		(4.77)	0.83	0.69	0.61		4.00	(2.37)
Less Distributions:
Dividends from net investment income	(0.55)		(0.95)	(1.14)	(1.15)	(0.63)		(1.10)	(1.02)
Distributions from net realized gains	—		—	—	—	—		—	—
Return of capital	—		(0.33)	(0.36)	(0.46)	(0.22)		(0.60)	(0.54)
Total distributions	(0.55)		(1.28)	(1.50)	(1.61)	(0.85)		(1.70)	(1.56)
Net asset value – End of period	$17.36		$15.78	$21.83	$22.50	$23.42		$23.66	$21.36
Total return/(loss)	13.88	%(4)	(22.22)%	4.17%	3.24%	2.62	%(4)	19.29%	(9.81)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$157,234		$150,062	$206,355	$193,184	$193,361		$180,360	$121,400
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	1.41	%(5)	1.71%	1.79%	1.92%	1.82	%(5)	2.01%	1.85%
After Recoupments/Reimbursements	1.45	%(5)	1.69%	1.79%	1.92%	1.82	%(5)	2.01%	1.84%
Ratio of interest expense and dividends on short positions to average net assets	0.05	%(5)	0.35%	0.50%	0.63%	0.55	%(5)	0.68%	0.49%
Ratio of net investment income/(loss) to average net assets:
Before Recoupments/Reimbursements	6.67	%(5)	3.65%	4.43%	3.83%	5.33	%(5)	4.68%	4.21%
After Recoupments/Reimbursements	6.62	%(5)	3.67%	4.43%	3.83%	5.33	%(5)	4.68%	4.22%
Portfolio turnover rate	67	%(4)	153%	131%	102%	46	%(4)	121%	127%

(1)	Calculated based on average shares outstanding during the period.
(2)

Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

(3)	The Fund changed its fiscal year end to August 31.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

17

Orinda Income Opportunities Fund Financial Highlights (Continued)

For a capital share outstanding throughout the period

	CLASS A SHARES
	Six Months Ended February 28, 2021 (Unaudited)		Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2018	Six Months Ended August 31, 2017 (2),(3)		Year Ended February 28, 2017	Year Ended February 29, 2016
Net asset value – Beginning of period	$15.74		$21.77	$22.46	$23.33	$23.58		$21.31	$25.25
Income from Investment Operations:
Net investment income/(loss)(1)	0.52		0.68	0.85	0.77	0.59		1.03	0.93
Net realized and unrealized gain/(loss) on investments	1.59		(5.48)	(0.10)	(0.14)	(0.02)		2.88	(3.37)
Total from investment operations	2.11		(4.80)	0.75	0.63	0.57		3.91	(2.44)
Less Distributions:
Dividends from net investment income	(0.54)		(0.90)	(1.08)	(1.04)	(0.60)		(1.04)	(0.96)
Distributions from net realized gains	—		—	—	—	—		—	—
Return of capital	—		(0.33)	(0.36)	(0.46)	(0.22)		(0.60)	(0.54)
Total distributions	(0.54)		(1.23)	(1.44)	(1.50)	(0.82)		(1.64)	(1.50)
Net asset value – End of period	$17.31		$15.74	$21.77	$22.46	$23.33		$23.58	$21.31
Total return/(loss)	13.75	%(4)	(22.43)%	3.82%	2.94%	2.49	%(4)	18.90%	(10.09)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$8,071		$14,444	$62,963	$45,783	$112,549		$101,270	$66,375
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	1.66	%(5)	1.82%	2.04%	2.07%	2.12	%(5)	2.29%	2.15%
After Recoupments/Reimbursements	1.70	%(5)	1.80%	2.04%	2.07%	2.12	%(5)	2.29%	2.15%
Ratio of interest expense and dividends on short positions to average net assets	0.05	%(5)	0.25%	0.46%	0.51%	0.55	%(5)	0.66%	0.48%
Ratio of net investment income/(loss) to average net assets:
Before Recoupments/Reimbursements	6.56	%(5)	3.34%	3.96%	3.37%	5.03	%(5)	4.34%	3.97%
After Recoupments/Reimbursements	6.52	%(5)	3.36%	3.96%	3.37%	5.03	%(5)	4.34%	3.97%
Portfolio turnover rate	67	%(4)	153%	131%	102%	46	%(4)	121%	127%

(1)	Calculated based on average shares outstanding during the period.
(2)

Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

(3)	The Fund changed its fiscal year end to August 31.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

18

Orinda Income Opportunities Fund Financial Highlights (CONCLUDED)

For a capital share outstanding throughout the period

	CLASS D SHARES
	Six Months Ended February 28, 2021 (Unaudited)		Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2018	Six Months Ended August 31, 2017 (2),(3)		Year Ended February 28, 2017	Year Ended February 29, 2016
Net asset value – Beginning of period	$15.49		$21.52	$22.23	$23.18	$23.49		$21.25	$25.17
Income from Investment Operations:
Net investment income/(loss)(1)	0.44		0.49	0.73	0.63	0.51		0.87	0.82
Net realized and unrealized gain/(loss) on investments	1.57		(5.36)	(0.13)	(0.16)	(0.02)		2.88	(3.37)
Total from investment operations	2.01		(4.87)	0.60	0.47	0.49		3.75	(2.55)
Less Distributions:
Dividends from net investment income	(0.51)		(0.83)	(0.95)	(0.96)	(0.58)		(0.90)	(0.83)
Distributions from net realized gains	—		—	—	—	—		—	—
Return of capital	—		(0.33)	(0.36)	(0.46)	(0.22)		(0.61)	(0.54)
Total distributions	(0.51)		(1.16)	(1.31)	(1.42)	(0.80)		(1.51)	(1.37)
Net asset value – End of period	$16.99		$15.49	$21.52	$22.23	$23.18		$23.49	$21.25
Total return/(loss)	13.34	%(4)	(22.99)%	3.12%	2.23%	2.13	%(4)	18.10%	(10.56)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$10,161		$9,626	$17,939	$20,497	$22,274		$23,963	$21,405
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	2.41	%(5)	2.70%	2.80%	2.93%	2.79	%(5)	2.98%	2.81%
After Recoupments/Reimbursements	2.45	%(5)	2.68%	2.80%	2.93%	2.79	%(5)	2.98%	2.67%
Ratio of interest expense and dividends on short positions to average net assets	0.05	%(5)	0.34%	0.52%	0.64%	0.55	%(5)	0.67%	0.49%
Ratio of net investment income/(loss) to average net assets:
Before Recoupments/Reimbursements	5.71	%(5)	2.65%	3.43%	2.90%	4.36	%(5)	3.76%	3.32%
After Recoupments/Reimbursements	5.66	%(5)	2.67%	3.43%	2.90%	4.36	%(5)	3.76%	3.46%
Portfolio turnover rate	67	%(4)	153%	131%	102%	46	%(4)	121%	127%

(1)	Calculated based on average shares outstanding during the period.
(2)

Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

(3)	The Fund changed its fiscal year end to August 31.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

19

Orinda Income Opportunities Fund Notes to Financial Statements February 28, 2021 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-six separate investment portfolios, including the Orinda Income Opportunities Fund (the “Fund”), which became a series of RBB as of the close of business on April 28, 2017. The Fund is authorized to offer three classes of shares, Class I Shares, Class A Shares and Class D Shares. Class A Shares are sold subject to a front-end maximum sales charge of 5.00%. Front-end sales charges may be reduced or waived under certain circumstances. Class I Shares, Class A Shares and Class D Shares commenced investment operations on June 28, 2013, June 28, 2013 and September 27, 2013, respectively.

Prior to April 28, 2017, the Fund was a series (the “Predecessor Fund”) of Advisors Series Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on October 3, 1996, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund on April 28, 2017 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to April 28, 2017 included herein is that of the Predecessor Fund.

RBB has authorized capital of one hundred billion shares of common stock of which 87.923 billion shares are currently classified into one hundred and ninety classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective is to maximize current income with potential for modest growth of capital.

The Fund is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies.”

The end of the reporting period for the Fund is February 28, 2021, and the period covered by these Notes to Financial Statements is the six-months ended February 28, 2021 (the “current fiscal period”).

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as disclosed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to

20

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) February 28, 2021 (Unaudited)

the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
REITs
Financials	$51,253,736	$51,253,736	$—	$—
Real Estate	119,314,962	113,771,897	5,543,065	—
Total REITs	170,568,698	165,025,633	5,543,065	—
Preferred Stocks
Energy	1,458,406	1,458,406	—	—
Financials	5,748,609	5,748,609	—	—
Industrials	2,283,862	2,283,862	—	—
Real Estate	5,521,509	5,521,509	—	—
Total Preferred Stocks	15,012,386	15,012,386	—	—
Convertible Preferred Stocks
Real Estate	1,470,373	1,470,373	—	—
Total Convertible Preferred Stocks	1,470,373	1,470,373	—	—
Exchange Traded Funds	790,830	790,830	—	—
Closed-End Mutual Funds	1,541,900	1,541,900	—	—
Short-Term Investments	4,141,259	4,141,259	—	—
Total Investments in Securities	$193,525,446	$187,982,381	$5,543,065	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

21

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) February 28, 2021 (Unaudited)

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

Foreign securities that utilize international fair pricing are categorized as Level 2 in the hierarchy.

During the current fiscal period, the Fund had no Level 3 transfers.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Fund may use are options, futures, swaps, and forward foreign currency contracts, among others. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

OPTIONS — The Fund may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Adviser and consistent with each Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

22

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) February 28, 2021 (Unaudited)

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS — The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund uses futures contracts and options on such futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

LEVERAGE AND SHORT SALES — The Fund may use leverage in connection with its investment activities and may effect short sales of securities. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

MUTUAL FUND AND ETF TRADING RISK — The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs. ETFs are investment companies that are bought and sold on a national securities exchange. Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios. Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds. Also, both mutual funds and ETFs have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of the costs.

REITS — The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

23

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) February 28, 2021 (Unaudited)

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund distributes substantially all of its net investment income, if any, quarterly, and net realized capital gains, if any, annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

MARKET RISK — The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or the value of the individual securities held by the Fund, and you could lose money.

MASTER LIMITED PARTNERSHIP RISK — Investments in securities (units) of MLPs involve risks that differ from an investment in common stock. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additionally, holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

FOREIGN AND EMERGING MARKET SECURITIES RISK — Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

CURRENCY RISK — Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

SMALL AND MEDIUM COMPANIES RISK — Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

24

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) February 28, 2021 (Unaudited)

DERIVATIVES RISK — The Fund’s use of derivatives (which may include options, futures and swaps, among others) may reduce the Fund’s returns and/or increase volatility. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security. Derivatives are also subject to market risk, interest rate risk, credit risk, counterparty risk and liquidity risk. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

OPTIONS RISK — Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities.

INTEREST RATE RISK — Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

FIXED INCOME SECURITIES RISK — Fixed income securities are subject to interest rate risk and credit risk. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

REAL ESTATE AND REIT CONCENTRATION RISK — The Fund is vulnerable to the risks of the real estate industry, such as the risk that a decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties, or poor management. The value and performance of REITs depends on how well the underlying properties owned by the REIT are managed. In addition, the value of an individual REIT’s securities can decline if the REIT fails to continue qualifying for special tax treatment.

CONVERTIBLE BOND RISK — Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

PREFERRED STOCK RISK — Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer.

INITIAL PUBLIC OFFERING RISK — The Fund may purchase securities of companies that are offered pursuant to an IPO. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

PORTFOLIO TURNOVER RISK — A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.

LIBOR DISCONTINUATION RISK — The terms of many financial instruments in which the Fund may invest or other transactions to which the Fund may be a party may be tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021.

25

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) February 28, 2021 (Unaudited)

Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains uncertain. There also remains uncertainty and risk regarding the willingness and ability of issuers to include fallback provisions and/or other measures that contemplate the discontinuation of LIBOR in new and existing contracts or instruments. In addition, there are obstacles to converting certain longer-term securities and transactions to a new reference rate or rates and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined.

The transition away from LIBOR might lead to increased volatility and illiquidity in markets for instruments whose terms currently reference LIBOR, reduced values of LIBOR-related investments, reduced effectiveness of hedging strategies, increased costs for certain LIBOR-related instruments, increased difficulty in borrowing or refinancing, and prolonged adverse market conditions for the Fund. Furthermore, the risks associated with the expected discontinuation of LIBOR and related transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Although the Fund is working to minimize its exposure to risks associated with the expected discontinuation of LIBOR, all of the aforementioned risks may adversely affect the Fund’s performance or NAV.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

REDEMPTION FEES — The Fund does not charge redemption fees to shareholders.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. INVESTMENT ADVISER AND OTHER SERVICES

Orinda Asset Management, LLC (the “Adviser” or “Orinda”) serves as the investment adviser to the Fund. The Adviser furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that the total annual Fund operating expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the following table of the average daily net assets for each class of shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, brokerage commissions, dividends on securities sold

26

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) February 28, 2021 (Unaudited)

short, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2021.

ADVISORY	EXPENSE CAPS
FEE	CLASS I	CLASS A	CLASS D
1.00%	1.40%	1.65%	2.40%

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

GROSS ADVISORY FEES	WAIVERS AND/OR REIMBURSEMENTS	NET ADVISORY FEES
$850,077	$40,844	$890,921

If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed the relevant share class’s Expense Cap that was in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

EXPIRATION
AUGUST 31, 2021	AUGUST 31, 2022	AUGUST 31, 2023	AUGUST 31, 2024
$—	$—	$11,682	$546

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

The Board has adopted Plans of Distribution for Class A Shares and Class D Shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Fund’s distributor is entitled to receive from the Fund a distribution fee with respect to Class A Shares and Class D Shares of the Fund, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and up to 1.00% on an annualized basis of the average daily net assets of the Class D Shares. The actual amount of such compensation under the Plans is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class A Shares and Class D Shares and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plans may be used by the Distributor to cover expenses that are related to (i) the sale of Class A Shares and Class D Shares, (ii) ongoing servicing and/or maintenance of the accounts of Class A and Class D shareholders, and (iii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of Class A Shares and Class D Shares, all as set forth in the Plans.

27

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) February 28, 2021 (Unaudited)

3. DIRECTOR AND OFFICER COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. An employee of Vigilant Compliance, LLC also serves as the Chief Compliance Officer of the Adviser. Neither the Fund nor the Company compensates this individual or Vigilant Compliance, LLC for services provided to Orinda. For Director and Officer compensation amounts, please refer to the Statement of Operations.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$117,986,828	$138,975,614

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. LEVERAGE & LINE OF CREDIT

The Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Fund may borrow amounts up to one-third of the value of its assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Fund may also utilize the line of credit for short term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Fund maintains a separate line of credit with BNP Paribas (acting through its New York Branch). The Fund is charged interest of 1.20% above the one-month London Interbank Offered Rate (“LIBOR”) for borrowings under this agreement. The Fund can borrow up to a maximum of 50% of the market value of assets pledged as collateral. However, depending on the liquidity of the collateral, issuer concentration, debt ratings of fixed income investments, and the share price of equity holdings, the amount eligible to be borrowed can also be less than 50% of the market value of the assets pledged as collateral.

The Fund has pledged a portion of its investment securities as the collateral for their line of credit. As of the end of the reporting period, the value of the investment securities pledged as collateral was $57,437,448. The Fund had an outstanding average daily balance and a weighted average interest rate of approximately $7.9 million and 1.28%, respectively. The maximum amount outstanding for the Fund during the reporting period was $22,862,709.

6. FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

28

Orinda Income Opportunities Fund Notes To Financial Statements (Concluded) February 28, 2021 (Unaudited)

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
$205,066,842	$10,994,467	$(21,242,809)	$(10,248,342)

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2020 were reclassified among the following accounts:

Distributable earnings/(Loss)	PAID-IN CAPITAL
$1,181,996	$(1,181,996)

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	ACCUMULATED LOSSES	TOTAL
$—	$—	$(10,248,342)	$(58,664,760)	$(68,913,102)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2020 was as follows:

ORDINARY INCOME	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL
$11,836,976	$—	$4,178,024

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund is permitted to carryforward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2020, the Fund had $43,683,879 of short-term capital loss carryforwards and $14,978,192 of long-term capital loss carryforwards.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

29

Orinda Income Opportunities Fund Notice to Shareholders FEBRUARY 28, 2021 (UNAUDITED)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-467-4632 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2019

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-467-4632. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

30

Orinda Income Opportunities Fund Liquidity Risk Management Program FEBRUARY 28, 2021 (UNAUDITED)

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Adviser Program. The Adviser has delegated oversight of the Adviser Program to an employee of the Adviser, whose process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the fiscal period, the Board and its Investment and Liquidity Risk Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from June 1, 2019 to June 30, 2020 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s trading environment and reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund did not require the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review the Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also summarized the changes made to the Programs over the course of the year.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

31

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Investment Adviser

Orinda Asset Management LLC

3390 Mt. Diablo Boulevard, Suite 250

Lafayette, CA 94549

Distributor

Quasar Distributors, LLC

111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 S 16th St Suite 2900

Philadelphia, PA 19102-2529

Legal Counsel

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103-6996

OR-SAR21

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

SGI U.S. LARGE CAP EQUITY FUND

SGI U.S. SMALL CAP EQUITY FUND

SGI GLOBAL EQUITY FUND

SGI CONSERVATIVE FUND

SGI PRUDENT GROWTH FUND

SGI PEAK GROWTH FUND

of

The RBB Fund, Inc.

SEMI-ANNUAL REPORT

February 28, 2021
(Unaudited)

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

SGI U.S. LARGE CAP EQUITY FUND - CLASS I SHARES

Performance Data

February 28, 2021 (Unaudited)

Average Annual Total Returns for the periods ended February 28, 2021
	Six Months(1)	One Year	Three Years	Five Years	Since Inception(2)
Class I Shares	2.69%	15.24%	10.60%	11.90%	11.83%
S&P 500® Index(3)	9.74%	31.29%	14.14%	16.82%	14.39%

(1)	Not annualized.

(2)	Class I Shares of the Fund commenced operations on February 29, 2012.

(3)	Benchmark performance is from inception date of the Class I Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual operating expenses, as stated in the current prospectus dated December 31, 2020, is 0.85% of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2021 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 0.98% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.98%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2021 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 0.98% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI U.S. LARGE CAP EQUITY FUND - CLASS A SHARES

Performance Data (continued)

February 28, 2021 (Unaudited)

Average Annual Total Returns for the periods ended February 28, 2021
	Six Months(1)	One Year	Three Years	Five Years	Since Inception(2)
Class A Shares (without sales charge)	2.59%	14.97%	10.33%	11.63%	10.47%
Class A Shares (with sales charge)	-2.82%	8.92%	8.37%	10.43%	9.37%
S&P 500® Index(3)	9.74%	31.29%	14.14%	16.82%	14.39%

(1)	Not annualized.

(2)	Class A Shares of the Fund commenced operations on October 29, 2015.

(3)	Benchmark performance is from inception date of the Class A Shares only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.25% maximum sales charge.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual operating expenses, as stated in the current prospectus dated December 31, 2020, is 1.10% of average daily net assets for Class A Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2021 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class A Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse certain expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2021 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class A Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI U.S. LARGE CAP EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

February 28, 2021 (Unaudited)

Average Annual Total Returns for the periods ended February 28, 2021
	Six Months(1)	One Year	Three Years	Five Years	Since Inception(2)
Class C Shares	2.20%	14.61%	9.68%	10.80%	10.27%
S&P 500® Index(3)	9.74%	31.29%	14.14%	16.82%	14.39%

(1)	Not annualized.

(2)	Class C Shares of the Fund commenced operations on December 31, 2015.

(3)	Benchmark performance is from inception date of the Class C Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual operating expenses, as stated in the current prospectus dated December 31, 2020, is 1.85% of average daily net assets for Class C Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2021 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.98% of the Fund’s average daily net assets attributable to Class C Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.98%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2021 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.98% of the Fund’s average daily net assets attributable to Class C Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI U.S. SMALL CAP EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

February 28, 2021 (Unaudited)

Average Annual Total Returns for the periods ended February 28, 2021
	Six Months(1)	One Year	Three Years	Since Inception(2)
Class I Shares	12.72%	4.88%	1.21%	5.89%
Russell 2000® Index(3)	41.69%	51.00%	14.87%	16.42%

(1)	Not annualized.

(2)	Class I Shares of the Fund commenced operations on March 31, 2016.

(3)	Benchmark performance is from inception date of the Class I Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2020, are 1.56% and 1.43%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2021 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2021 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SGI U.S. SMALL CAP EQUITY FUND - CLASS A SHARES

Performance Data (Continued)

February 28, 2021 (Unaudited)

Average Annual Total Returns for the periods ended February 28, 2021
	Six Months(1)	One Year	Three Years	Since Inception(2)
Class A Shares (without sales charge)	12.58%	4.63%	0.98%	5.66%
Class A Shares (with sales charge)	6.71%	-0.90%	-0.81%	4.52%
Russell 2000® Index(3)	41.69%	51.00%	14.87%	16.42%

(1)	Not annualized.

(2)	Class A Shares of the Fund commenced operations on March 31, 2016.

(3)	Benchmark performance is from inception date of the Class A Shares only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.25% maximum sales charge.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2020, are 1.81% and 1.68%, respectively, of average daily net assets for Class A Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2021 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.48% of the Fund’s average daily net assets attributable to Class A Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.48%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2021 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.48% of the Fund’s average daily net assets attributable to Class A Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SGI U.S. SMALL CAP EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

February 28, 2021 (Unaudited)

Average Annual Total Returns for the periods ended February 28, 2021
	Six Months(1)	One Year	Three Years	Since Inception(2)
Class C Shares	12.10%	3.80%	0.23%	4.85%
Russell 2000® Index(3)	41.69%	51.00%	14.87%	16.42%

(1)	Not annualized.

(2)	Class C Shares of the Fund commenced operations on March 31, 2016.

(3)	Benchmark performance is from inception date of the Class C Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2020, are 2.56% and 2.43%, respectively, of average daily net assets for Class C Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2021 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 2.23% of the Fund’s average daily net assets attributable to Class C Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 2.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2021 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 2.23% of the Fund’s average daily net assets attributable to Class C Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SGI GLOBAL EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

February 28, 2021 (Unaudited)

Average Annual Total Returns for the periods ended February 28, 2021(2)
	Six Months(1)	One Year	Five Years	Ten Years	Since Inception
Class I Shares(3)	2.75%	9.29%	10.38%	8.63%	15.11%
MSCI ACWI Index(4)	13.04%	30.25%	14.24%	8.85%	12.67%

(1)	Not annualized.

(2)	Returns for periods prior to January 3, 2017 were generated under the management of the Fund’s former investment adviser and reflect a previous investment strategy.

(3)

The Fund operated as a series of Scotia Institutional Funds prior to the close of business on March 21, 2014 (the “Predecessor Fund”), at which time the Predecessor Fund was reorganized into the Scotia Dynamic U.S. Growth Fund, a newly created series of The RBB Fund, Inc. The fiscal year end of the Predecessor Fund was September 30. The performance shown for periods prior to March 21, 2014 represents the performance for the Predecessor Fund. While the Predecessor Fund commenced operations on March 31, 2009, the Predecessor Fund began investing consistent with its investment objective on April 1, 2009. Effective January 3, 2017, the Scotia Dynamic U.S. Growth Fund changed its name to the Summit Global Investments Global Low Volatility Fund (the “Fund”).

(4)	Benchmark performance is from inception date of the Predecessor Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2020, are 1.01% and 0.87%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2021 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) do not exceed 0.84% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until December 31, 2021 unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination. If at any time the Fund’s total annual Fund operating expenses for a year are less than 0.84% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than the U.S. dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing, and other financial practices.

The MSCI ACWI Index (the “Index”) captures large and mid cap representation across 23 Developed Markets (DM) and 27 Emerging Markets (EM) countries. With more than 3,000 constituents, the index covers approximately 85% of the global investable equity opportunity set. It is not possible to invest directly in an index.

SGI CONSERVATIVE FUND - CLASS I SHARES

Performance Data (Continued)

February 28, 2021 (Unaudited)

Average Annual Total Returns for the periods ended February 28, 2021
	Six Months(1)	Since Inception
Class I Shares	-0.80%	2.67%(1)(2)
Bloomberg Barclays US Aggregate Bond Index(3)	-1.73%	0.05%
Composite Index(4)	1.29%	4.78%

(1)	Inception date of the Fund is June 8, 2020.

(2)	Not annualized.

(3)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(4)	The Composite Index is comprised of the Bloomberg Barclays US Aggregate Bond Index and S&P 500® Index, weighted 75% and 25%, respectively.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2020, are 16.11% and 1.73%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2021 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) do not exceed 1.70% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until December 31, 2021, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.70% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage- backed bonds, and corporate bonds. The index is representative of intermediate duration U.S. investment grade debt securities. It is not possible to invest directly in an index.

SGI PRUDENT GROWTH FUND - CLASS I SHARES

Performance Data (Continued)

February 28, 2021 (Unaudited)

Average Annual Total Returns for the periods ended February 28, 2021
	Six Months	Since Inception
Class I Shares	2.04%	8.16%(1)(2)
S&P 500® Index(3)	9.74%	27.53%
Composite Index(4)	5.25%	11.51%

(1)	Inception date of the Fund is June 8, 2020.

(2)	Not annualized.

(3)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(4)	The Composite Index is comprised of the S&P 500® Index and Bloomberg Barclays US Aggregate Bond Index, weighted 60% and 40%, respectively.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2020 are 4.08% and 1.81%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2021 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) do not exceed 1.70% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until December 31, 2021, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.70% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI PEAK GROWTH FUND - CLASS I SHARES

Performance Data (Continued)

February 28, 2021 (Unaudited)

Average Annual Total Returns for the periods ended February 28, 2021
	Six Months	Since Inception
Class I Shares	5.30%	15.20%(1)(2)
S&P 500® Index(3)	9.74%	19.31%

(1)	Inception date of the Fund is June 8, 2020.

(2)	Not annualized.

(3)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2020 are 3.70% and 1.88%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2021 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) do not exceed 1.70% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until December 31, 2021, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.70% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples

February 28, 2021 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (if applicable); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from September 1, 2020 through February 28, 2021 and held for the entire period.

Actual Expenses

The first line of the accompanying tables provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the accompanying tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	SGI U.S. Large Cap Equity Fund
	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period (1)	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 1,026.90	$ 4.32	0.86%	2.69%
Class A Shares	1,000.00	1,025.90	5.58	1.11	2.59
Class C Shares	1,000.00	1,022.00	9.33	1.86	2.20

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,020.53	$ 4.31	0.86%	N/A
Class A Shares	1,000.00	1,019.29	5.56	1.11	N/A
Class C Shares	1,000.00	1,015.57	9.30	1.86	N/A

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples (CONTINUED)

February 28, 2021 (Unaudited)

	SGI U.S. Small Cap Equity Fund
	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period (1)	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 1,127.20	$ 6.49	1.23%	12.72%
Class A Shares	1,000.00	1,125.80	7.80	1.48	12.58
Class C Shares	1,000.00	1,121.00	11.73	2.23	12.10

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,018.70	$ 6.16	1.23%	N/A
Class A Shares	1,000.00	1,017.46	7.40	1.48	N/A
Class C Shares	1,000.00	1,013.74	11.13	2.23	N/A

	SGI Global Equity Fund
	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period (1)	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 1,027.50	$ 4.22	0.84%	2.75%

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,020.63	$ 4.21	0.84%	N/A

	SGI Conservative Fund
	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period (1)	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 992.00	$ 8.40	1.70%	-0.80%

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,016.36	$ 8.50	1.70%	N/A

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples (Concluded)

February 28, 2021 (Unaudited)

	SGI Prudent Fund
	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period (1)	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 1,020.40	$ 8.52	1.70%	2.04%

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,016.36	$ 8.50	1.70%	N/A

	SGI Peak Growth Fund
	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period (1)	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 1,053.00	$ 8.65	1.70%	5.30%

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,016.36	$ 8.50	1.70%	N/A

(1)

Expenses are equal to each Fund’s annualized six-month expense ratio for the period September 1, 2020 to February 28, 2021, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. Each Fund’s ending account values on the first line in the tables is based on the actual six-month total investment return for each Fund.

SGI U.S. LARGE CAP EQUITY FUND

Portfolio Holdings Summary Table

February 28, 2021 (Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% OF Net Assets	Value
COMMON STOCKS:
Software	24.1%	$117,088,533
Retail	11.7	56,976,493
Internet	9.6	46,403,329
Healthcare-Products	7.4	35,629,898
Home Builders	4.0	19,353,612
Computers	3.7	18,213,403
Pharmaceuticals	3.6	17,682,511
Healthcare-Services	3.2	15,735,496
Banks	3.0	14,550,699
Semiconductors	2.8	13,717,914
Environmental Control	2.8	13,624,321
Biotechnology	2.7	13,123,245
Commercial Services	2.4	11,873,050
Telecommunications	2.4	11,793,089
Diversified Financial Services	2.2	10,895,496
Home Furnishings	2.1	10,417,121
Insurance	1.6	7,838,956
Transportation	1.3	6,310,472
Distribution & Wholesale	1.2	5,591,466
Oil & Gas	1.1	5,490,000
REITs	1.0	4,922,070
Aerospace/Defense	0.8	3,996,545
Food	0.7	3,576,615
Electric	0.6	3,080,608
Electronics	0.6	2,838,504
Office & Business Equipment	0.4	1,897,834
Water	0.3	1,589,055
Chemicals	0.3	1,423,660
Media	0.3	1,340,395
Electrical Components & Equipment	0.2	1,164,295
SHORT-TERM INVESTMENTS	1.9	9,116,978
LIABILITIES IN EXCESS OF OTHER ASSETS	0.0	(234,230)
NET ASSETS	100%	$487,021,433

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Portfolio of Investments

February 28, 2021 (Unaudited)

	Number of Shares	Value
COMMON STOCKS — 98.1%
Aerospace/Defense — 0.8%
L3Harris Technologies, Inc.	12,700	$2,310,257
Mercury Systems, Inc.*	25,800	1,686,288
		3,996,545
Banks — 3.0%
Bank of America Corp.	76,400	2,651,844
JPMorgan Chase & Co.	26,600	3,914,722
PNC Financial Services Group, Inc., (The)	19,600	3,299,856
Zions Bancorp NA	88,100	4,684,277
		14,550,699
Biotechnology — 2.7%
Biogen, Inc.*	4,100	1,118,808
Exelixis, Inc.*	54,500	1,180,470
Illumina, Inc.*	2,900	1,274,289
Incyte Corp.*	39,800	3,130,668
Vertex Pharmaceuticals, Inc.*	30,200	6,419,010
		13,123,245
Chemicals — 0.3%
FMC Corp.	14,000	1,423,660
Commercial Services — 2.4%
Cintas Corp.	3,000	973,020
Robert Half International, Inc.	38,600	3,002,694
S&P Global, Inc.	19,600	6,455,456
Verisk Analytics, Inc.	8,800	1,441,880
		11,873,050
Computers — 3.7%
Accenture PLC, Class A, (Ireland)	9,900	2,483,910
Amdocs Ltd.	14,800	1,121,988
Apple, Inc.	41,600	5,044,416
Fortinet, Inc.*	23,300	3,934,205
Logitech International SA, (Switzerland)	52,100	5,628,884
		18,213,403
Distribution & Wholesale — 1.2%
Fastenal Co.	22,000	1,020,140
WW Grainger, Inc.	2,600	969,046
Copart, Inc.*	33,000	3,602,280
		5,591,466
Diversified Financial Services — 2.2%
Cboe Global Markets, Inc.	110,100	10,895,496
Electric — 0.6%
Alliant Energy Corp.	32,400	1,495,584
Dominion Resources, Inc.	23,200	1,585,024
		3,080,608
Electrical Components & Equipment — 0.2%
Universal Display Corp.	5,500	1,164,295
Electronics — 0.6%
Keysight Technologies, Inc.*	8,700	$1,231,224
National Instruments Corp.	36,200	1,607,280
		2,838,504
Environmental Control — 2.8%
Republic Services, Inc.	71,400	6,361,026
Waste Management, Inc.	65,500	7,263,295
		13,624,321
Food — 0.7%
Flowers Foods, Inc.	110,200	2,396,850
Hershey Co., (The)	8,100	1,179,765
		3,576,615
Healthcare-Products — 7.4%
Cooper Cos Inc., (The)	3,400	1,312,842
Haemonetics Corp.*	21,400	2,707,100
IDEXX Laboratories, Inc.*	38,000	19,766,460
Intuitive Surgical, Inc.*	8,200	6,041,760
Masimo Corp.*	8,700	2,181,351
West Pharmaceutical Services, Inc.	12,900	3,620,385
		35,629,898
Healthcare-Services — 3.2%
Amedisys, Inc.*	11,200	2,840,768
Chemed Corp.	23,600	10,506,956
Teladoc Health, Inc.*	10,800	2,387,772
		15,735,496
Home Builders — 4.0%
NVR, Inc.*	4,300	19,353,612
Home Furnishings — 2.1%
Dolby Laboratories, Inc., Class A	106,700	10,417,121
Insurance — 1.6%
Allstate Corp., (The)	9,600	1,023,360
Arthur J Gallagher & Co.	9,700	1,162,060
Fidelity National Financial, Inc.	94,700	3,625,116
Progressive Corp., (The)	23,600	2,028,420
		7,838,956
Internet — 9.6%
Alphabet, Inc., Class A*	4,100	8,289,831
Amazon.com, Inc.*	6,000	18,557,580
CDW Corp.	8,000	1,255,120
F5 Networks, Inc.*	81,300	15,445,374
GoDaddy, Inc., Class A*	35,200	2,855,424
		46,403,329
Media — 0.3%
Cable One, Inc.	700	1,340,395
Office & Business Equipment — 0.4%
Zebra Technologies Corp., Class A*	3,800	1,897,834

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Portfolio of Investments (CONCLUDED)

February 28, 2021 (Unaudited)

	Number of Shares	Value
Oil & Gas — 1.1%
Chevron Corp.	54,900	$5,490,000
Pharmaceuticals — 3.6%
AbbVie, Inc.	11,000	1,185,140
Bristol-Myers Squibb Co.	14,900	913,817
Merck & Co., Inc.	92,100	6,688,302
Zoetis, Inc.	57,300	8,895,252
		17,682,511
REITs — 1.0%
AvalonBay Communities, Inc.	6,300	1,107,225
Equity Residential	16,900	1,105,429
Public Storage	7,400	1,731,156
Rexford Industrial Realty, Inc.	20,500	978,260
		4,922,070
Retail — 11.7%
Best Buy Co., Inc.	99,000	9,934,650
Costco Wholesale Corp.	9,600	3,177,600
Dollar General Corp.	72,100	13,626,179
Lululemon Athletica, Inc.*	33,300	10,378,944
Target Corp.	19,800	3,632,112
Wal-Mart Stores, Inc.	124,900	16,227,008
		56,976,493
Semiconductors — 2.8%
Advanced Micro Devices, Inc.*	113,400	9,583,434
Texas Instruments, Inc.	24,000	4,134,480
		13,717,914
Software — 24.1%
Adobe Systems, Inc.*	30,600	14,065,902
Cadence Design Systems, Inc.*	58,000	8,183,220
Cerner Corp.	85,400	5,904,556
Dropbox, Inc., Class A*	42,500	958,163
Electronic Arts, Inc.	14,900	1,996,153
Fiserv, Inc.*	29,500	3,403,415
Five9, Inc.*	7,400	1,370,776
Intuit, Inc.	48,500	18,921,790
Jack Henry & Associates, Inc.	15,900	2,360,196
Microsoft Corp.	71,000	16,498,980
Paycom Software, Inc.*	36,200	13,547,488
PTC, Inc.*	20,500	2,807,270
Salesforce.com, Inc.*	5,700	1,234,050
ServiceNow, Inc.*	5,200	2,773,992
Synopsys, Inc.*	5,400	1,324,134
Take-Two Interactive Software, Inc.*	92,800	17,117,888
Zynga, Inc., Class A*	414,400	4,620,560
		117,088,533
Telecommunications — 2.4%
Cisco Systems, Inc.	66,000	$2,961,420
T-Mobile US, Inc.*	7,700	923,769
Verizon Communications, Inc.	143,000	7,907,900
		11,793,089
Transportation — 1.3%
Expeditors International of Washington, Inc.	44,300	4,068,512
Landstar System, Inc.	14,000	2,241,960
		6,310,472
Water — 0.3%
American Water Works Co., Inc.	11,200	1,589,055
TOTAL COMMON STOCKS
(Cost $374,948,719)		478,138,685

SHORT-TERM INVESTMENTS — 1.9%
U.S. Bank Money Market Deposit Account, 0.01%(a)	9,116,978	9,116,978
TOTAL SHORT-TERM INVESTMENTS
(Cost $9,116,978)		9,116,978
TOTAL INVESTMENTS — 100.0%
(Cost $384,065,697)		487,255,663
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(234,230)
NET ASSETS — 100.0%		$487,021,433

*	Non-income producing security.

(a)	The rate shown is as of February 28, 2021.

PLC Public Limited Company

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio Holdings Summary Table

February 28, 2021 (Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software	8.6%	$3,138,360
Retail	7.3	2,694,301
Transportation	6.3	2,316,146
Commercial Services	5.9	2,186,035
Healthcare-Services	5.9	2,183,537
Pharmaceuticals	5.4	2,006,064
Healthcare-Products	5.2	1,911,589
REITs	4.5	1,651,981
Diversified Financial Services	4.4	1,611,377
Computers	3.9	1,428,620
Leisure Time	3.7	1,377,936
Building Materials	3.4	1,240,182
Banks	3.4	1,236,082
Insurance	3.3	1,207,217
Household Products/Wares	3.2	1,181,795
Internet	2.7	999,195
Water	2.5	939,043
Chemicals	2.0	727,840
Auto Parts & Equipment	1.7	609,879
Textiles	1.4	533,038
Packaging & Containers	1.4	517,152
Biotechnology	1.1	421,744
Apparel	1.1	414,348
Electric	1.1	395,368
Telecommunications	1.0	380,352
Electronics	1.0	378,480
Gas	1.0	359,482
Aerospace/Defense	0.9	333,336
Machinery-Diversified	0.8	288,188
Food	0.6	239,250
Engineering & Construction	0.6	217,217
Distribution/Wholesale	0.4	158,840
Machinery-Construction & Mining	0.3	127,622
Savings & Loans	0.3	99,093
EXCHANGE-TRADED FUNDS	1.3	486,625
SHORT-TERM INVESTMENTS	2.2	794,813
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2	85,524
NET ASSETS	100%	$36,877,651

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio of Investments

February 28, 2021 (Unaudited)

	Number of Shares	Value
COMMON STOCKS — 96.3%
Aerospace/Defense — 0.9%
Mercury Systems, Inc.*	5,100	$333,336
Apparel — 1.1%
Lakeland Industries, Inc.*	13,200	414,348
Auto Parts & Equipment — 1.7%
Allison Transmission Holdings, Inc.	1,800	68,256
Dorman Products, Inc.*	4,800	478,608
Standard Motor Products, Inc.	1,500	63,015
		609,879
Banks — 3.4%
First Financial Corp.	4,690	198,762
German American Bancorp, Inc.	3,100	122,140
Great Southern Bancorp, Inc.	3,900	205,881
Lakeland Financial Corp.	3,400	234,430
Westamerica BanCorp	7,900	474,869
		1,236,082
Biotechnology — 1.1%
Emergent BioSolutions, Inc.*	3,000	288,000
United Therapeutics Corp.*	800	133,744
		421,744
Building Materials — 3.4%
AAON, Inc.	3,500	269,850
AZEK Co., Inc., (The)*	17,800	785,158
Simpson Manufacturing Co., Inc.	1,900	185,174
		1,240,182
Chemicals — 2.0%
Balchem Corp.	4,000	477,440
Hawkins, Inc.	4,000	250,400
		727,840
Commercial Services — 5.9%
Alarm.com Holdings, Inc.*	2,400	210,912
Dun & Bradstreet Holdings, Inc.*	16,400	358,504
FTI Consulting, Inc.*	7,200	824,760
Grand Canyon Education, Inc.*	3,100	324,539
ICF International, Inc.	5,600	467,320
		2,186,035
Computers — 3.9%
Logitech International SA, (Switzerland)	7,200	777,888
MAXIMUS, Inc.	5,000	406,400
Rapid7, Inc.*	1,800	137,232
Vocera Communications, Inc.*	2,500	107,100
		1,428,620
Distribution/Wholesale — 0.4%
Systemax, Inc.	4,400	158,840
Diversified Financial Services — 4.4%
Houlihan Lokey, Inc.	19,000	$1,207,640
International Money Express, Inc.*	7,600	111,948
Virtu Financial, Inc., Class A	10,700	291,789
		1,611,377
Electric — 1.1%
Avangrid, Inc.	4,400	201,344
Hawaiian Electric Industries, Inc.	3,000	104,880
Otter Tail Corp.	2,200	89,144
		395,368
Electronics — 1.0%
OSI Systems, Inc.*	4,000	378,480
Engineering & Construction — 0.6%
Great Lakes Dredge & Dock Corp.*	14,300	217,217
Food — 0.6%
Flowers Foods, Inc.	11,000	239,250
Gas — 1.0%
Chesapeake Utilities Corp.	3,400	359,482
Healthcare-Products — 5.2%
Globus Medical, Inc., Class A*	4,200	262,500
Neogen Corp.*	3,500	286,720
Omnicell, Inc.*	2,200	279,180
Repligen Corp.*	5,100	1,083,189
		1,911,589
Healthcare-Services — 5.9%
Amedisys, Inc.*	4,300	1,090,652
LHC Group, Inc.*	400	72,684
ModivCare, Inc.*	3,300	423,258
Teladoc Health, Inc.*	2,700	596,943
		2,183,537
Household Products/Wares — 3.2%
Helen of Troy Ltd.*	2,600	563,680
Reynolds Consumer Products, Inc.	19,000	524,590
WD-40 Co.	300	93,525
		1,181,795
Insurance — 3.3%
Employers Holdings, Inc.	7,600	253,004
Erie Indemnity Co., Class A	2,200	532,620
Hanover Insurance Group Inc., (The)	2,200	253,770
HCI Group, Inc.	2,900	167,823
		1,207,217

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio of Investments (Continued)

February 28, 2021 (Unaudited)

	Number of Shares	Value
Internet — 2.7%
Cogent Communications Holdings, Inc.	1,900	$113,715
HealthStream, Inc.*	19,600	456,680
Mimecast Ltd.*	10,000	428,800
		999,195
Leisure Time — 3.7%
Acushnet Holdings Corp.	24,600	1,038,612
Johnson Outdoors, Inc., Class A	1,900	229,292
YETI Holdings, Inc.*	1,600	110,032
		1,377,936
Machinery-Construction & Mining — 0.3%
BWX Technologies, Inc.	2,200	127,622
Machinery-Diversified — 0.8%
Lindsay Corp.	1,300	208,325
Watts Water Technologies, Inc., Class A	700	79,863
		288,188
Packaging & Containers — 1.4%
Silgan Holdings, Inc.	11,000	413,160
UFP Technologies, Inc.*	2,100	103,992
		517,152
Pharmaceuticals — 5.4%
Amphastar Pharmaceuticals, Inc.*	23,500	411,955
Eagle Pharmaceuticals, Inc.*	12,600	560,700
Premier, Inc., Class A	14,400	487,008
Prestige Brands Holdings, Inc.*	13,100	546,401
		2,006,064
REITs — 4.5%
Equity Commonwealth	21,600	609,336
First Industrial Realty Trust, Inc.	5,900	251,989
Life Storage, Inc.	8,400	704,760
Rexford Industrial Realty, Inc.	1,800	85,896
		1,651,981
Retail — 7.3%
Freshpet, Inc.*	3,700	576,756
MSC Industrial Direct Co., Inc., Class A	1,800	155,034
Murphy USA, Inc.	5,700	710,505
Papa John’s International, Inc.	7,100	640,349
PC Connection, Inc.	13,294	611,657
		2,694,301
Savings & Loans — 0.3%
Waterstone Financial, Inc.	5,100	99,093
Software — 8.6%
Appfolio, Inc., Class A*	2,700	$442,854
CSG Systems International, Inc.	6,000	276,900
Everbridge, Inc.*	1,800	275,814
Five9, Inc.*	6,500	1,204,060
ManTech International Corp., Class A	2,200	171,952
Progress Software Corp.	5,100	216,954
Simulations Plus, Inc.	5,700	408,804
SPS Commerce, Inc.*	1,400	141,022
		3,138,360
Telecommunications — 1.0%
Ooma, Inc.*	12,600	199,080
Viavi Solutions, Inc.*	11,200	181,272
		380,352
Textiles — 1.4%
UniFirst Corp.	2,200	533,038
Transportation — 6.3%
Air Transport Services Group, Inc.*	6,600	175,164
Heartland Express, Inc.	32,600	593,320
Hub Group, Inc., Class A*	1,600	92,128
Landstar System, Inc.	3,300	528,462
Werner Enterprises, Inc.	21,600	927,072
		2,316,146
Water — 2.5%
American States Water Co.	4,000	292,200
California Water Service Group	3,489	191,720
Middlesex Water Co.	5,600	384,552
York Water Co., (The)	1,696	70,571
		939,043
TOTAL COMMON STOCKS
(Cost $29,184,968)		35,510,689

EXCHANGE-TRADED FUNDS — 1.3%
iShares Russell 2000 ETF	1,100	240,141
Vanguard Russell 2000 ETF	1,400	246,484
		486,625
TOTAL EXCHANGE-TRADED FUNDS
(Cost $507,736)		486,625

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio of Investments (Concluded)

February 28, 2021 (Unaudited)

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 2.2%
U.S. Bank Money Market Deposit Account, 0.01%(a)	794,813	$794,813
TOTAL SHORT-TERM INVESTMENTS
(Cost $794,813)		794,813
TOTAL INVESTMENTS — 99.8%
(Cost $30,487,517)		36,792,127
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		85,524
NET ASSETS — 100.0%		$36,877,651

*	Non-income producing security.

(a)	The rate shown is as of February 28, 2021.

ETF Exchange-Traded Funds

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Portfolio Holdings Summary Table

February 28, 2021 (Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software	14.2%	$13,285,046
Pharmaceuticals	11.2	10,430,329
Telecommunications	8.7	8,093,383
Banks	7.7	7,209,043
Retail	6.9	6,448,363
Internet	6.3	5,853,886
Computers	5.2	4,826,363
Electric	4.6	4,244,606
Commercial Services	3.3	3,117,711
Biotechnology	3.3	3,078,513
Auto Manufacturers	2.9	2,665,696
Home Furnishings	2.7	2,509,091
Diversified Financial Services	2.6	2,412,633
Healthcare-Products	2.3	2,160,277
Semiconductors	2.1	1,921,284
Media	1.9	1,724,574
Building Materials	1.7	1,617,910
Household Products & Wares	1.4	1,339,770
Oil & Gas	1.3	1,180,000
Food	1.1	989,506
REITs	1.0	950,937
Apparel	1.0	916,504
Chemicals	0.9	870,873
Aerospace/Defense	0.8	726,550
Insurance	0.8	717,048
Auto Parts & Equipment	0.5	463,478
Transportation	0.4	376,544
Environmental Control	0.4	354,848
Packaging & Containers	0.3	258,012
Beverages	0.2	155,028
SHORT-TERM INVESTMENTS	1.8	1,702,897
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5	487,855
NET ASSETS	100%	$93,088,558

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Portfolio of Investments

February 28, 2021 (Unaudited)

	Number of Shares	Value
COMMON STOCKS — 97.7%
Aerospace/Defense — 0.8%
Lockheed Martin Corp.	2,200	$726,550
Apparel — 1.0%
NIKE, Inc., Class B	6,800	916,504
Auto Manufacturers — 2.9%
Honda Motor Co., Ltd., (Japan), SP ADR	66,400	1,837,288
Toyota Motor Corp., (Japan), SP ADR	5,600	828,408
		2,665,696
Auto Parts & Equipment — 0.5%
Gentex Corp.	13,100	463,478
Banks — 7.7%
Bank of America Corp.	29,400	1,020,474
JPMorgan Chase & Co.	7,100	1,044,907
Royal Bank of Canada, (Canada)	34,400	2,927,096
Shinhan Financial Group Co., Ltd., (South Korea), ADR	29,000	840,130
Toronto-Dominion Bank, (The), (Canada)	22,800	1,376,436
		7,209,043
Beverages — 0.2%
PepsiCo, Inc.	1,200	155,028
Biotechnology — 3.3%
Exelixis, Inc.*	31,400	680,124
Regeneron Pharmaceuticals, Inc.*	700	315,399
Vertex Pharmaceuticals, Inc.*	9,800	2,082,990
		3,078,513
Building Materials — 1.7%
Johnson Controls International PLC, (Ireland)	29,000	1,617,910
Chemicals — 0.9%
FMC Corp.	4,000	406,760
Linde PLC, (Ireland)	1,900	464,113
		870,873
Commercial Services — 3.3%
New Oriental Education & Technology Group, Inc., (China), SP ADR*	15,800	2,806,396
Verisk Analytics, Inc.	1,900	311,315
		3,117,711
Computers — 5.2%
Amdocs Ltd.	19,100	$1,447,971
Apple, Inc.	14,200	1,721,892
Cognizant Technology Solutions Corp., Class A	2,400	176,352
Logitech International SA, (Switzerland)	13,700	1,480,148
		4,826,363
Diversified Financial Services — 2.6%
Cboe Global Markets, Inc.	3,800	376,048
Mastercard, Inc., Class A	600	212,310
ORIX Corp., (Japan), SP ADR	18,900	1,613,493
T Rowe Price Group, Inc.	1,300	210,782
		2,412,633
Electric — 4.6%
Algonquin Power & Utilities Corp., (Canada)	76,100	1,176,506
Duke Energy Corp.	20,300	1,737,477
Fortis, Inc., (Canada)	19,800	762,300
Xcel Energy, Inc.	9,700	568,323
		4,244,606
Environmental Control — 0.4%
Waste Management, Inc.	3,200	354,848
Food — 1.1%
General Mills, Inc.	9,700	533,597
Kellogg Co.	7,900	455,909
		989,506
Healthcare-Products — 2.3%
Medtronic PLC, (Ireland)	10,100	1,181,397
STERIS PLC, (Ireland)	5,600	978,880
		2,160,277
Home Furnishings — 2.7%
Dolby Laboratories, Inc., Class A	25,700	2,509,091
Household Products & Wares — 1.4%
Clorox Co., (The)	7,400	1,339,770
Insurance — 0.8%
Alleghany Corp.	400	258,572
Chubb Ltd., (Switzerland)	2,820	458,476
		717,048
Internet — 6.3%
Alphabet, Inc., Class C*	900	1,833,174
Amazon.com, Inc.*	1,000	3,092,930
Yandex NV, Class A (Russia)*	14,500	927,782
		5,853,886

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Portfolio of Investments (Concluded)

February 28, 2021 (Unaudited)

	Number of Shares	Value
Media — 1.9%
Charter Communications, Inc., Class A*	800	$490,736
Thomson Reuters Corp., (Canada)	14,200	1,233,838
		1,724,574
Oil & Gas — 1.3%
Chevron Corp.	11,800	1,180,000
Packaging & Containers — 0.3%
Crown Holdings, Inc.	2,700	258,012
Pharmaceuticals — 11.2%
CVS Health Corp.	12,000	817,560
Eli Lilly & Co.	3,470	710,969
GlaxoSmithKline PLC, (United Kingdom), SP ADR	25,000	840,250
Merck & Co., Inc.	11,400	827,868
Novartis AG, (Switzerland), SP ADR	11,000	945,010
Novo Nordisk, (Denmark), SP ADR	26,300	1,873,875
Sanofi, (France), ADR	31,170	1,430,391
Takeda Pharmaceutical Co., Ltd., (Japan), SP ADR	178,600	2,984,406
		10,430,329
REITs — 1.0%
American Tower Corp.	2,300	497,099
Equinix, Inc.	700	453,838
		950,937
Retail — 6.9%
Costco Wholesale Corp.	4,800	1,588,800
Dollar General Corp.	13,600	2,570,264
Starbucks Corp.	3,200	345,696
Wal-Mart Stores, Inc.	14,960	1,943,603
		6,448,363
Semiconductors — 2.1%
Marvell Technology Group Ltd., (Bermuda)	23,100	1,115,268
Taiwan Semiconductor Manufacturing Co., Ltd., (China), SP ADR	6,400	806,016
		1,921,284
Software — 14.2%
Activision Blizzard, Inc.	15,800	$1,510,638
Adobe Systems, Inc.*	4,700	2,160,449
Citrix Systems, Inc.	2,200	293,876
Electronic Arts, Inc.	2,700	361,719
Intuit, Inc.	4,400	1,716,616
Microsoft Corp.	15,500	3,601,890
Salesforce.com, Inc.*	6,100	1,320,650
ServiceNow, Inc.*	4,000	2,133,840
Tyler Technologies, Inc.*	400	185,368
		13,285,046
Telecommunications — 8.7%
Chunghwa Telecom Co., Ltd., (China), SP ADR	19,000	748,790
Nice Ltd., (Isreal), SP ADR	8,400	1,928,136
Orange SA, (France), SP ADR	162,100	1,875,497
SK Telecom Co., Ltd., (South Korea), SP ADR	94,300	2,270,744
Verizon Communications, Inc.	12,500	691,250
Vodafone Group PLC, (United Kingdom), SP ADR	33,700	578,966
		8,093,383
Transportation — 0.4%
Expeditors International of Washington, Inc.	4,100	376,544
TOTAL COMMON STOCKS
(Cost $83,988,490)		90,897,806

SHORT-TERM INVESTMENTS — 1.8%
U.S. Bank Money Market Deposit Account, 0.01%(a)	1,702,897	1,702,897
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,702,897)		1,702,897
TOTAL INVESTMENTS — 99.5%
(Cost $85,691,387)		92,600,703
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		487,855
NET ASSETS — 100.0%		$93,088,558

*	Non-income producing security.

(a)	The rate shown is as of February 28, 2021.

ADR American Depositary Receipt

PLC Public Limited Company

REIT Real Estate Investment Trust

SP ADR Sponsored ADR

The accompanying notes are an integral part of the financial statements.

SGI CONSERVATIVE FUND

Portfolio Holdings Summary Table

February 28, 2021 (Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
EXCHANGE-TRADED FUNDS	88.0%	$1,335,537
MUTUAL FUNDS	9.1	138,768
SHORT-TERM INVESTMENTS	2.4	36,398
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5	8,018
NET ASSETS	100%	$1,518,721

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI CONSERVATIVE FUND

Portfolio of Investments

February 28, 2021 (Unaudited)

	Number of Shares	Value
EXCHANGE TRADED FUNDS — 88.0%
Invesco QQQ Trust Series 1	240	$75,394
iShares Core 1-5 Year USD Bond ETF	1,340	68,849
iShares Core U.S. Aggregate Bond ETF	7,770	896,192
iShares Edge MSCI Min Vol EAFE ETF	350	25,015
iShares Edge MSCI Min Vol USA ETF	1,360	89,461
iShares MSCI USA Small-Cap Min Vol Factor ETF	1,340	48,052
iShares TIPS Bond ETF	600	75,498
Vanguard Dividend Appreciation ETF	410	57,076
		1,335,537
TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,340,115)		1,335,537

MUTUAL FUNDS — 9.1%
SGI Global Equity Fund , Class I	1,743	58,602
SGI US Large Cap Equity Fund , Class I	3,284	65,515
SGI US Small Cap Equity Fund , Class I	1,299	14,651
		138,768
TOTAL MUTUAL FUNDS
(Cost $131,894)		138,768

SHORT-TERM INVESTMENTS — 2.4%
U.S. Bank Money Market Deposit Account, 0.01%(a)	36,398	36,398
TOTAL SHORT-TERM INVESTMENTS
(Cost $36,398)		36,398
TOTAL INVESTMENTS — 99.4%
(Cost $1,508,407)		1,510,703
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		8,018
NET ASSETS — 100.0%		$1,518,721

(a)	The rate shown is as of February 28, 2021.

ETF Exchange-Traded Funds

The accompanying notes are an integral part of the financial statements.

SGI PRUDENT GROWTH FUND

Portfolio Holdings Summary Table

February 28, 2021 (Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
EXCHANGE-TRADED FUNDS	49.9%	$4,244,167
MUTUAL FUNDS	49.1	4,180,035
SHORT-TERM INVESTMENTS	0.6	49,054
OTHER ASSETS IN EXCESS OF LIABILITIES	0.4	38,242
NET ASSETS	100%	$8,511,498

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI PRUDENT GROWTH FUND

Portfolio of Investments

February 28, 2021 (Unaudited)

	Number of Shares	Value
EXCHANGE TRADED FUNDS — 49.9%
Invesco QQQ Trust Series 1	1,360	$427,230
iShares Broad USD High Yield Corporate Bond ETF	4,310	176,882
iShares Core U.S. Aggregate Bond ETF	15,730	1,814,298
iShares Edge MSCI Min Vol EAFE ETF	2,040	145,799
iShares Edge MSCI Min Vol USA ETF	7,920	520,978
iShares MSCI Emerging Markets ETF	6,180	332,051
iShares MSCI USA Small-Cap Min Vol Factor ETF	7,680	275,405
iShares TIPS Bond ETF	1,750	220,203
Vanguard Dividend Appreciation ETF	2,380	331,320
		4,244,167
TOTAL EXCHANGE-TRADED FUNDS
(Cost $4,214,528)		4,244,167

MUTUAL FUNDS — 49.1%
Bogle Investment Management Small Cap Growth Fund	13,537	498,717
SGI Global Equity Fund, Class I	60,603	2,037,470
SGI US Large Cap Equity Fund, Class I	51,440	1,026,228
SGI US Small Cap Equity Fund, Class I	54,754	617,620
		4,180,035
TOTAL MUTUAL FUNDS
(Cost $3,882,797)		4,180,035

SHORT-TERM INVESTMENTS — 0.6%
U.S. Bank Money Market Deposit Account, 0.01%(a)	49,054	49,054
TOTAL SHORT-TERM INVESTMENTS
(Cost $49,054)		49,054
TOTAL INVESTMENTS — 99.6%
(Cost $8,146,379)		8,473,256
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		38,242
NET ASSETS — 100.0%		$8,511,498

(a)	The rate shown is as of February 28, 2021.

ETF Exchange-Traded Funds

The accompanying notes are an integral part of the financial statements.

SGI PEAK GROWTH FUND

Portfolio Holdings Summary Table

February 28, 2021 (Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
EXCHANGE-TRADED FUNDS	25.1%	$2,364,706
MUTUAL FUNDS	68.4	6,459,258
SHORT-TERM INVESTMENTS	3.4	317,731
OTHER ASSETS IN EXCESS OF LIABILITIES	3.1	297,322
NET ASSETS	100%	$9,439,017

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI PEAK GROWTH FUND

Portfolio of Investments

February 28, 2021 (Unaudited)

	Number of Shares	Value
EXCHANGE-TRADED FUNDS — 25.1%
Invesco QQQ Trust Series 1	1,440	$452,362
iShares Edge MSCI Min Vol EAFE ETF	2,150	153,660
iShares Edge MSCI Min Vol USA ETF	8,350	549,263
iShares MSCI Emerging Markets ETF	10,600	569,538
iShares MSCI USA Small-Cap Min Vol Factor ETF	8,100	290,466
Vanguard Dividend Appreciation ETF	2,510	349,417
		2,364,706
TOTAL EXCHANGE-TRADED FUNDS
(Cost $2,272,663)		2,364,706

MUTUAL FUNDS — 68.4%
Bogle Investment Management Small Cap Growth Fund	38,074	1,402,647
SGI Global Equity Fund, Class I	80,708	2,713,416
SGI US Large Cap Equity Fund, Class I	67,849	1,353,592
SGI US Small Cap Equity Fund, Class I	87,731	989,603
		6,459,258
TOTAL MUTUAL FUNDS
(Cost $5,993,184)		6,459,258

SHORT-TERM INVESTMENTS — 3.4%
U.S. Bank Money Market Deposit Account, 0.01%(a)	317,731	317,731
TOTAL SHORT-TERM INVESTMENTS
(Cost $317,731)		317,731
TOTAL INVESTMENTS — 96.9%
(Cost $8,583,578)		9,141,695
OTHER ASSETS IN EXCESS OF LIABILITIES — 3.1%		297,322
NET ASSETS — 100.0%		$9,439,017

(a)	The rate shown is as of February 28, 2021.

ETF Exchange-Traded Funds

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Assets and Liabilities

February 28, 2021 (Unaudited)

	SGI U.S. Large Cap Equity Fund	SGI U.S. Small Cap Equity Fund	SGI Global Equity Fund
ASSETS
Investments, at value (cost $374,948,719, $29,692,704, and $83,988,490 respectively)	$478,138,685	$35,997,314	$90,897,806
Short-term investments, at value (cost $9,116,978, $794,813, and $1,702,897, respectively)	9,116,978	794,813	1,702,897
Receivables for:
Capital shares sold	636,369	114,632	455,203
Dividends	270,404	26,409	100,183
Prepaid expenses and other assets	79,203	38,203	27,014
Total assets	$488,241,639	$36,971,371	$93,183,103

LIABILITIES
Payables for:
Capital shares redeemed	$852,061	$36,520	$36,381
Advisory fees	278,851	34,639	44,323
Other accrued expenses and liabilities	89,294	22,561	13,841
Total liabilities	1,220,206	93,720	94,545
Net assets	$487,021,433	$36,877,651	$93,088,558

NET ASSETS CONSIST OF:
Par value	$24,408	$3,272	$2,769
Paid-in capital	359,704,205	36,221,695	86,127,963
Total distributable earnings/(loss)	127,292,820	652,684	6,957,826
Net assets	$487,021,433	$36,877,651	$93,088,558
CLASS I SHARES:
Net assets applicable to Class I Shares	$461,362,713	$29,874,912	$93,088,558
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	23,121,626	2,648,553	2,769,165
Net asset value, offering and redemption price per share	$19.95	$11.28	$33.62

CLASS A SHARES:
Net assets applicable to Class A Shares	$22,947,660	$6,891,924	—
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,146,706	613,044	—
Net asset value and redemption price per share	$20.01	$11.24	—
Maximum offering price per share (100/94.75 of $20.01 and $11.24, respectively)	$21.12	$11.87	—

CLASS C SHARES:
Net assets applicable to Class C Shares	$2,711,060	$110,815	—
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	139,189	10,139	—
Net asset value, offering and redemption price per share	$19.48	$10.93	—

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Assets and Liabilities (Concluded)

February 28, 2021 (Unaudited)

	SGI CONSERVATIVE Fund	SGI prudent growth Fund	SGI PEAK GROWTH FUND
ASSETS
Investments, at value (cost $1,472,009, $8,097,325, and $8,265,847, respectively)	$1,474,305	$8,424,202	$8,823,964
Short-term investments, at value (cost $36,398, $49,054 and $317,731 respectively)	36,398	49,054	317,731
Receivables for:
Capital shares sold	—	32,419	404,127
Due from advisor	1,924	—	—
Offering costs	6,350	6,350	6,350
Prepaid expenses and other assets	3,725	7,052	4,541
Total assets	$1,522,702	$8,519,077	$9,556,713

LIABILITIES
Payables for:
Capital shares redeemed	—	—	$110,000
Advisory fees	—	6,536	6,906
Other accrued expenses and liabilities	3,981	1,043	790
Total liabilities	3,981	7,579	117,696
Net assets	$1,518,721	$8,511,498	$9,439,017

NET ASSETS CONSIST OF:
Par value	$150	$787	$820
Paid-in capital	1,509,300	8,060,034	8,484,546
Total distributable earnings/(loss)	9,271	450,677	953,651
Net assets	$1,518,721	$8,511,498	$9,439,017
CLASS I SHARES:
Net assets applicable to Class I Shares	$1,518,721	$8,511,498	$9,439,017
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	149,729	787,224	819,640
Net asset value, offering and redemption price per share	$10.14	$10.81	$11.52

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Operations

FOR THE Six Months ENDED February 28, 2021 (Unaudited)

	SGI U.S. Large Cap Equity Fund	SGI U.S. Small Cap Equity Fund	SGI Global Equity Fund
INVESTMENT INCOME
Dividends (net of foreign withholdings taxes of $0, $2,282, and $31,507 respectively)	$2,700,448	$370,764	$575,655
Total investment income	2,700,448	370,764	575,655

EXPENSES
Advisory fees (Note 2)	1,878,440	248,497	257,488
Administration and accounting fees (Note 2)	113,307	16,586	19,429
Transfer agent fees (Note 2)	98,665	13,244	13,512
Legal fees	54,209	4,724	5,747
Director fees	46,452	3,726	3,284
Officer fees	35,544	2,941	3,228
Distribution fees - Class A Shares	29,590	10,208	—
Distribution fees - Class C Shares	14,050	527	—
Registration and filing fees	27,366	26,568	12,156
Printing and shareholder reporting fees	12,975	695	362
Audit and tax service fees	11,819	10,738	9,510
Custodian fees (Note 2)	8,735	5,782	4,680
Other expenses	17,748	1,714	1,471
Total expenses before waivers and/or reimbursements	2,348,900	345,950	330,867
(Waivers and/or reimbursements) net of amounts recouped (Note 2)	—	(13,476)	(21,881)
Net expenses after waivers and/or reimbursements net of amounts recouped	2,348,900	332,474	308,986
Net investment income/(loss)	351,548	38,290	266,669

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	41,115,664	6,293,504	2,211,780
Net change in unrealized appreciation/(depreciation) on investments	(26,378,571)	1,223,594	(549,697)
Net realized and unrealized gain/(loss) on investments	14,737,093	7,517,098	1,662,083
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,088,641	$7,555,388	$1,928,752

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Operations (Concluded)

FOR THE Six Months ENDED February 28, 2021 (Unaudited)

	SGI CONSERVATIVE Fund	SGI prudent growth Fund	SGI PEAK GROWTH FUND
INVESTMENT INCOME
Dividends (net of foreign withholdings taxes of $0, $0 and $0, respectively)	$9,613	$49,700	$36,593
Total investment income	9,613	49,700	36,593

EXPENSES
Advisory fees (Note 2)	4,891	28,955	29,703
Administration and accounting fees (Note 2)	1,957	2,737	2,852
Transfer agent fees (Note 2)	1,007	2,498	3,202
Registration and filing fees	1,264	1,975	1,962
Printing and shareholder reporting fees	669	669	670
Audit and tax service fees	6,000	6,000	6,000
Custodian fees (Note 2)	37	44	2,246
Offering costs	14,458	14,458	14,458
Other expenses	64	65	246
Total expenses before waivers and/or reimbursements	30,347	57,401	61,339
(Waivers and/or reimbursements) net of amounts recouped (Note 2)	(19,259)	8,231	5,987
Net expenses after waivers and/or reimbursements net of amounts recouped	11,088	65,632	67,326
Net investment income/(loss)	(1,475)	(15,932)	(30,733)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	11,041	154,530	441,834
Net change in unrealized appreciation/(depreciation) on investments	(14,308)	21,289	(38,843)
Net realized and unrealized gain/(loss) on investments	(3,267)	175,819	402,991
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,742)	$159,887	$372,258

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Statements of Changes in Net Assets

	For the Six Months ended February 28, 2021 (Unaudited)	FOR THE YEAR ENDED AUGUST 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$351,548	$4,056,849
Net realized gain/(loss) from investments	41,115,664	(11,612,784)
Net change in unrealized appreciation/(depreciation) on investments	(26,378,571)	54,613,524
Net increase/(decrease) in net assets resulting from operations	15,088,641	47,057,589

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(3,273,647)	(14,903,187)
Net decrease in net assets from dividends and distributions to shareholders	(3,273,647)	(14,903,187)

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	58,029,272	227,813,044
Reinvestment of distributions	700,221	4,370,538
Shares redeemed	(165,062,820)	(202,815,918)
Total from Class I Shares	(106,333,327)	29,367,664
Class A Shares
Proceeds from shares sold	2,384,000	11,780,291
Reinvestment of distributions	103,833	410,286
Shares redeemed	(3,540,653)	(5,403,116)
Total from Class A Shares	(1,052,820)	6,787,461
Class C Shares
Proceeds from shares sold	125,558	1,268,707
Reinvestment of distributions	7,069	48,859
Shares redeemed	(390,100)	(975,466)
Total from Class C Shares	(257,473)	342,100
Net increase/(decrease) in net assets from capital share transactions	(107,643,620)	36,497,225
Total increase/(decrease) in net assets	(95,828,626)	68,651,627

NET ASSETS:
Beginning of period	582,850,059	514,198,432
End of period	$487,021,433	$582,850,059

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Statements of Changes in Net Assets (Concluded)

	For the Six Months ended February 28, 2021 (Unaudited)	FOR THE YEAR ENDED AUGUST 31, 2020
SHARES TRANSACTIONS:
Class I Shares
Shares sold	2,920,482	12,796,027
Shares reinvested	34,701	238,109
Shares redeemed	(8,300,152)	(11,814,581)
Total Class I Shares	(5,344,969)	1,219,555
Class A Shares
Shares sold	120,345	678,397
Shares reinvested	5,158	22,298
Shares redeemed	(174,326)	(311,716)
Total Class A Shares	(48,823)	388,979
Class C Shares
Shares sold	6,451	73,186
Shares reinvested	365	2,734
Shares redeemed	(20,166)	(55,487)
Total Class C Shares	(13,350)	20,433
Net increase/(decrease) in shares outstanding	(5,407,142)	1,628,967

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	For the Six Months ended February 28, 2021 (Unaudited)	FOR THE YEAR ENDED AUGUST 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$38,290	$279,312
Net realized gain/(loss) from investments	6,293,504	(10,620,497)
Net change in unrealized appreciation/(depreciation) on investments	1,223,594	4,605,882
Net increase/(decrease) in net assets resulting from operations	7,555,388	(5,735,303)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(119,130)	(502,870)
Net decrease in net assets from dividends and distributions to shareholders	(119,130)	(502,870)

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	13,508,460	28,871,289
Reinvestment of distributions	74,127	300,161
Shares redeemed	(32,788,645)	(14,342,228)
Total from Class I Shares.	(19,206,058)	14,829,222
Class A Shares
Proceeds from shares sold	2,791,537	5,325,935
Reinvestment of distributions	14,986	46,215
Shares redeemed	(3,992,016)	(1,871,475)
Total from Class A Shares	(1,185,493)	3,500,675
Class C Shares
Proceeds from shares sold	1,350	197,322
Reinvestment of distributions	—	755
Shares redeemed	(4,875)	(165,953)
Total from Class C Shares	(3,525)	32,124
Net increase/(decrease) in net assets from capital share transactions	(20,395,076)	18,362,021
Total increase/(decrease) in net assets	(12,958,818)	12,123,848

NET ASSETS:
Beginning of period	49,836,469	37,712,621
End of period	$36,877,651	$49,836,469

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Statements of Changes in Net Assets (Concluded)

	For the Six Months ended February 28, 2021 (Unaudited)	FOR THE YEAR ENDED AUGUST 31, 2020
SHARES TRANSACTIONS:
Class I Shares
Shares sold	1,273,726	2,724,552
Shares reinvested	6,876	24,285
Shares redeemed	(2,901,822)	(1,412,848)
Total Class I Shares	(1,621,220)	1,335,989
Class A Shares
Shares sold	268,975	529,555
Shares reinvested	1,394	3,745
Shares redeemed	(347,646)	(182,617)
Total Class A Shares	(77,277)	350,683
Class C Shares
Shares sold	135	18,619
Shares reinvested	—	62
Shares redeemed	(471)	(18,392)
Total Class C Shares	(336)	289
Net increase/(decrease) in shares outstanding	(1,698,833)	1,686,961

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Statements of Changes in Net Assets

	For the Six Months ended February 28, 2021 (Unaudited)	FOR THE YEAR ENDED AUGUST 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$266,669	$467,486
Net realized gain/(loss) from investments	2,211,780	(1,838,679)
Net change in unrealized appreciation/(depreciation) on investments	(549,697)	5,566,336
Net increase/(decrease) in net assets resulting from operations	1,928,752	4,195,143

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(551,275)	(985,930)
Net decrease in net assets from dividends and distributions to shareholders	(551,275)	(985,930)

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	45,096,236	45,798,226
Reinvestment of distributions	464,360	698,565
Shares redeemed	(12,111,537)	(12,964,281)
Net increase/(decrease) in net assets from capital share transactions	33,449,059	33,532,510
Total increase/(decrease) in net assets	34,826,536	36,741,723

NET ASSETS:
Beginning of period	58,262,022	21,520,299
End of period	$93,088,558	$58,262,022

SHARES TRANSACTIONS:
Class I Shares
Shares sold	1,346,972	1,517,536
Shares reinvested	13,666	21,205
Shares redeemed	(360,990)	(429,011)
Net increase/(decrease) in shares outstanding	999,648	1,109,730

The accompanying notes are an integral part of the financial statements.

SGI CONSERVATIVE FUND

Statements of Changes in Net Assets

	For the Six Months ended February 28, 2021 (Unaudited)	FOR THE YEAR ENDED AUGUST 31, 2020(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(1,475)	$(197)
Net realized gain/(loss) from investments	11,041	15,290
Net change in unrealized appreciation/(depreciation) on investments	(14,308)	16,604
Net increase/(decrease) in net assets resulting from operations	(4,742)	31,697

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(17,684)	—
Net decrease in net assets from dividends and distributions to shareholders	(17,684)	—

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	1,238,315	1,246,923
Reinvestment of distributions	17,684	—
Shares redeemed	(370,046)	(623,426)
Net increase/(decrease) in net assets from capital share transactions	885,953	623,497
Total increase/(decrease) in net assets	863,527	655,194

NET ASSETS:
Beginning of period	655,194	—
End of period	$1,518,721	$655,194

SHARES TRANSACTIONS:
Class I Shares
Shares sold	120,496	123,505
Shares reinvested	1,722
Shares redeemed	(35,875)	(60,119)
Net increase/(decrease) in shares outstanding	86,343	63,386

(1)	Fund commenced operations on June 8, 2020.

The accompanying notes are an integral part of the financial statements.

SGI PRUDENT GROWTH FUND

Statements of Changes in Net Assets

	For the Six Months ended February 28, 2021 (Unaudited)	FOR THE YEAR ENDED AUGUST 31, 2020(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(15,932)	$(11,085)
Net realized gain/(loss) from investments	154,530	558
Net change in unrealized appreciation/(depreciation) on investments	21,289	305,588
Net increase/(decrease) in net assets resulting from operations	159,887	295,061

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(4,271)	—
Net decrease in net assets from dividends and distributions to shareholders	(4,271)	—

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	3,777,565	6,362,213
Reinvestment of distributions	4,271	—
Shares redeemed	(1,833,797)	(249,431)
Net increase/(decrease) in net assets from capital share transactions	1,948,039	6,112,782
Total increase/(decrease) in net assets	2,103,655	6,407,843

NET ASSETS:
Beginning of period	6,407,843	—
End of period	$8,511,498	$6,407,843

SHARES TRANSACTIONS:
Class I Shares
Shares sold	349,766	629,135
Shares reinvested	394
Shares redeemed	(167,366)	(24,705)
Net increase/(decrease) in shares outstanding	182,794	604,430

(1)	Fund commenced operations on June 8, 2020.

The accompanying notes are an integral part of the financial statements.

SGI PEAK GROWTH FUND

Statements of Changes in Net Assets

	For the Six Months ended February 28, 2021 (Unaudited)	FOR THE YEAR ENDED AUGUST 31, 2020(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(30,733)	$(19,137)
Net realized gain/(loss) from investments	441,834	1,287
Net change in unrealized appreciation/(depreciation) on investments	(38,843)	596,960
Net increase/(decrease) in net assets resulting from operations	372,258	579,110

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	3,524,084	6,840,227
Shares redeemed	(1,784,070)	(92,592)
Net increase/(decrease) in net assets from capital share transactions	1,740,014	6,747,635
Total increase/(decrease) in net assets	2,112,272	7,326,745

NET ASSETS:
Beginning of period	7,326,745	—
End of period	$9,439,017	$7,326,745

SHARES TRANSACTIONS:
Class I Shares
Shares sold	309,307	678,507
Shares redeemed	(159,096)	(9,078)
Net increase/(decrease) in shares outstanding	150,211	669,429

(1)	Fund commenced operations on June 8, 2020.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Six Months Ended February 28, 2021 (Unaudited)		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$19.55		$18.24	$17.97	$15.43	$14.69	$13.78
Net investment income/(loss)(1)	0.01		0.14	0.18	0.16	0.22	0.21
Net realized and unrealized gain/(loss) on investments(2)	0.52		1.66	0.75	3.52	0.90	1.66
Net increase/(decrease) in net assets resulting from operations	0.53		1.80	0.93	3.68	1.12	1.87
Dividends and distributions to shareholders from:
Net investment income	(0.08)		(0.18)	(0.11)	(0.18)	(0.16)	(0.21)
Net realized capital gains	(0.05)		(0.31)	(0.55)	(0.96)	(0.22)	(0.75)
Total dividends and distributions to shareholders	(0.13)		(0.49)	(0.66)	(1.14)	(0.38)	(0.96)
Net asset value, end of period	$19.95		$19.55	$18.24	$17.97	$15.43	$14.69
Total investment return/(loss)(3)	2.69	%(4)	10.10%	5.83%	24.98%	7.73%	13.99%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$461,363		$556,511	$497,097	$437,424	$91,977	$106,110
Ratio of expenses to average net assets with waivers and/or reimbursements net of amounts recouped	0.86	%(5)	0.85%	0.93%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets without waivers and/or reimbursements net of amounts recouped	0.86	%(5)	0.85%	0.86%	0.94%	1.14%	1.14%
Ratio of net investment income/(loss) to average net assets	0.15	%(5)	0.76%	1.07%	0.87%	1.32%	1.49%
Portfolio turnover rate(6)	35	%(4)	129%	104%	85%	31%	41%

(1)	The selected per share data is calculated based on average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class A Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class A Shares
	For the Six Months Ended February 28, 2021 (Unaudited)		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period October 29, 2015(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$19.59		$18.29	$17.99	$15.40	$14.67	$14.69
Net investment income/(loss)(2)	(0.01)		0.08	0.14	0.10	0.16	0.14
Net realized and unrealized gain/(loss) on investments(3)	0.52		1.67	0.76	3.55	0.92	0.79
Net increase/(decrease) in net assets resulting from operations	0.51		1.75	0.90	3.65	1.08	0.93
Dividends and distributions to shareholders from:
Net investment income	(0.04)		(0.14)	(0.05)	(0.10)	(0.13)	(0.20)
Net realized capital gains	(0.05)		(0.31)	(0.55)	(0.96)	(0.22)	(0.75)
Total dividends and distributions to shareholders	(0.09)		(0.45)	(0.60)	(1.06)	(0.35)	(0.95)
Net asset value, end of period	$20.01		$19.59	$18.29	$17.99	$15.40	$14.67
Total investment return/(loss)(4)	2.59	%(5)	9.78%	5.61%	24.68%	7.48%	6.74	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,948		$23,424	$14,751	$9,530	$22,195	$19,288
Ratio of expenses to average net assets with waivers and/or reimbursements net of amounts recouped	1.11	%(6)	1.10%	1.18%	1.23%	1.23%	1.23	%(6)
Ratio of expenses to average net assets without waivers and/or reimbursements net of amounts recouped	1.11	%(6)	1.10%	1.11%	1.27%	1.39%	1.38	%(6)
Ratio of net investment income/(loss) to average net assets	(0.10	)%(6)	0.47%	0.84%	0.62%	1.07%	1.15	%(6)
Portfolio turnover rate(7)	35	%(5)	129%	104%	85%	31%	41	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

(5)	Not annualized.
(6)	Annualized.
(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class C Shares
	For the Six Months Ended February 28, 2021 (Unaudited)		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period December 31, 2015(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$19.11		$17.79	$17.59	$15.15	$14.51	$13.57
Net investment income/(loss)(2)	(0.08)		(0.05)	0.01	(0.02)	0.04	0.03
Net realized and unrealized gain/(loss) on investments(3)	0.50		1.71	0.74	3.48	0.93	0.91
Net increase/(decrease) in net assets resulting from operations	0.42		1.66	0.75	3.46	0.97	0.94
Dividends and distributions to shareholders from:
Net investment income	—		(0.03)	—	(0.06)	(0.11)	—
Net realized capital gains	(0.05)		(0.31)	(0.55)	(0.96)	(0.22)	—
Total dividends and distributions to shareholders	(0.05)		(0.34)	(0.55)	(1.02)	(0.33)	—
Net asset value, end of period	$19.48		$19.11	$17.79	$17.59	$15.15	$14.51
Total investment return/(loss)(4)	2.20	%(5)	9.47%	4.78%	23.80%	6.74%	6.93	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,711		$2,915	$2,350	$1,916	$1,226	$373
Ratio of expenses to average net assets with waivers and/or reimbursements net of amounts recouped	1.86	%(6)	1.85%	1.93%	1.98%	1.98%	1.99	%(6)
Ratio of expenses to average net assets without waivers and/or reimbursements net of amounts recouped	1.86	%(6)	1.85%	1.86%	2.00%	2.15%	2.16	%(6)
Ratio of net investment income/(loss) to average net assets	(0.85	)%(6)	(0.26)%	0.07%	(0.11)%	0.30%	0.32	%(6)
Portfolio turnover rate(7)	35	%(5)	129%	104%	85%	31%	41	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	Annualized.
(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Six Months Ended February 28, 2021 (Unaudited)		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period March 31, 2016(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$10.03		$11.49	$13.82	$12.39	$10.83	$10.00
Net investment income/(loss)(2)	0.01		0.07	0.14	(0.01)	0.04	0.02
Net realized and unrealized gain/(loss) on investments(3)	1.26		(1.40)	(1.89)	2.61	1.57	0.81
Net increase/(decrease) in net assets resulting from operations	1.27		(1.33)	(1.75)	2.60	1.61	0.83
Dividends and distributions to shareholders from:
Net investment income	(0.02)		(0.13)	(0.04)	(0.05)	(0.05)	—
Net realized capital gains	—		—	(0.54)	(1.12)	— (7)	—
Total dividends and distributions to shareholders	(0.02)		(0.13)	(0.58)	(1.17)	(0.05)	—
Net asset value, end of period	$11.28		$10.03	$11.49	$13.82	$12.39	$10.83
Total investment return/(loss)(4)	12.72	%(5)	(11.75)%	(12.43)%	22.26%	14.86%	8.30	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,875		$42,830	$33,707	$31,559	$12,919	$10,095
Ratio of expenses to average net assets with waivers and reimbursements	1.23	%(6)	1.23%	1.23%	1.23%	1.23%	1.23	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	1.28	%(6)	1.36%	1.40%	1.60%	2.21%	4.43	%(6)
Ratio of net investment income/(loss) to average net assets	0.18	%(6)	0.68%	1.19%	(0.05)%	0.31%	0.53	%(6)
Portfolio turnover rate(8)	69	%(5)	151%	145%	122%	95%	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	Annualized.
(7)	Amount represents less than $0.005 per share.
(8)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class A Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class A Shares
	For the Six Months Ended February 28, 2021 (Unaudited)		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period March 31, 2016(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$10.00		$11.46	$13.80	$12.38	$10.83	$10.00
Net investment income/(loss)(2)	—		0.03	0.11	(0.03)	0.01	0.01
Net realized and unrealized gain/(loss) on investments(3)	1.26		(1.38)	(1.88)	2.59	1.57	0.82
Net increase/(decrease) in net assets resulting from operations	1.26		(1.35)	(1.77)	2.56	1.58	0.83
Dividends and distributions to shareholders from:
Net investment income	(0.02)		(0.11)	(0.03)	(0.02)	(0.03)	—
Net realized capital gains	—		—	(0.54)	(1.12)	— (7)	—
Total dividends and distributions to shareholders	(0.02)		(0.11)	(0.57)	(1.14)	(0.03)	—
Net asset value, end of period	$11.24		$10.00	$11.46	$13.80	$12.38	$10.83
Total investment return/(loss)(4)	12.58	%(5)	(11.95)%	(12.61)%	21.90%	14.63%	8.30	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,892		$6,905	$3,892	$3,560	$3,132	$2,010
Ratio of expenses to average net assets with waivers and reimbursements	1.48	%(6)	1.48%	1.48%	1.48%	1.48%	1.48	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	1.53	%(6)	1.61%	1.65%	1.86%	2.44%	4.68	%(6)
Ratio of net investment income/(loss) to average net assets	(0.07	)%(6)	0.32%	0.94%	(0.23)%	0.06%	0.28	%(6)
Portfolio turnover rate(8)	69	%(5)	151%	145%	122%	95%	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

(5)	Not annualized.
(6)	Annualized.
(7)	Amount represents less than $0.005 per share.
(8)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class C Shares
	For the Six Months Ended February 28, 2021 (Unaudited)		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period March 31, 2016(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$9.75		$11.22	$13.59	$12.27	$10.80	$10.00
Net investment income/(loss)(2)	(0.04)		(0.03)	0.01	(0.12)	(0.08)	(0.02)
Net realized and unrealized gain/(loss) on investments(3)	1.22		(1.37)	(1.84)	2.56	1.55	0.82
Net increase/(decrease) in net assets resulting from operations	1.18		(1.40)	(1.83)	2.44	1.47	0.80
Dividends and distributions to shareholders from:
Net realized capital gains	—		(0.07)	(0.54)	(1.12)	— (7)	—
Total dividends and distributions to shareholders	—		(0.07)	(0.54)	(1.12)	— (7)	—
Net asset value, end of period	$10.93		$9.75	$11.22	$13.59	$12.27	$10.80
Total investment return/(loss)(4)	12.1	%(5)	(12.57)%	(13.30)%	21.05%	13.63%	8.00	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$111		$102	$114	$200	$168	$26
Ratio of expenses to average net assets with waivers and reimbursements	2.23	%(6)	2.23%	2.23%	2.23%	2.23%	2.23	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	2.28	%(6)	2.36%	2.40%	2.61%	2.89%	5.43	%(6)
Ratio of net investment income/(loss) to average net assets	(0.82	)%(6)	(0.29)%	0.09%	(0.95)%	(0.67)%	(0.47	)%(6)
Portfolio turnover rate(8)	69	%(5)	151%	145%	122%	95%	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	Annualized.
(7)	Amount represents less than $0.005 per share.
(8)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Financial Highlights (CONTINUED)

Contained below is per share operating performance data for Class I shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Six Months Ended February 28, 2021 (Unaudited)		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$32.93		$32.62	$30.30	$27.20	$24.93	$28.29
Net investment income/(loss)(1)	0.12		0.41	0.53	0.35	0.06	(0.19)
Net realized and unrealized gain/(loss) on investments	0.79		1.06	2.20	2.75	2.21	(1.25)
Net increase/(decrease) in net assets resulting from operations	0.91		1.47	2.73	3.10	2.27	(1.44)
Dividends and distributions to shareholders from:
Net investment income	(0.22)		(0.85)	(0.41)	—	—	—
Net realized capital gains	—		(0.31)	—	—	—	(1.93)
Total dividends and distributions to shareholders	(0.22)		(1.16)	(0.41)	—	—	(1.93)
Redemption fees added to paid-in capital(1)		—	— (2)	— (2)	— (2)	— (2)	0.01
Net asset value, end of period	$33.62		$32.93	$32.62	$30.30	$27.20	$24.93
Total investment return/(loss)(3)	2.75	%(4)	4.53%	9.18%	11.36%	9.15%	(5.44)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$93,089		$58,262	$21,520	$19,530	$22,765	$64,378
Ratio of expenses to average net assets with waivers and reimbursements	0.84	%(5)	0.84%	0.84%	0.84%	0.84%	0.84%
Ratio of expenses to average net assets without waivers and reimbursements	0.87	%(5)	0.98%	1.11%	1.25%	1.32%	1.13%
Ratio of net investment income/(loss) to average net assets	0.72	%(5)	1.32%	1.75%	1.19%	0.26%	(0.76)%
Portfolio turnover rate(6)	39	%(4)	122%	74%	44%	247%	375%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)	Amount represents less than $0.005 per share.
(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI CONSERVATIVE FUND

Financial Highlights (CONTINUED)

Contained below is per share operating performance data for Class I shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Six Months Ended February 28, 2021 (Unaudited)		FOR THE YEAR ENDED AUGUST 31, 2020(1)
Per Share Operating Performance
Net asset value, beginning of period	$10.34		$10.00
Net investment income/(loss)(2)	(0.01)		0.00
Net realized and unrealized gain/(loss) on investments(3)	(0.06)		0.34
Net increase/(decrease) in net assets resulting from operations	(0.07)		0.34
Dividends and distributions to shareholders from:
Net investment income	—		—
Net realized capital gains	(0.13)		—
Total dividends and distributions to shareholders	(0.13)		—
Net asset value, end of period	$10.14		$10.34
Total investment return/(loss)(4)	(0.80	)%(6)	3.40	%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,519		$655
Ratio of expenses to average net assets with waivers and reimbursements	1.70	%(5)	1.70	%(5)
Ratio of expenses to average net assets without waivers and reimbursements	4.65	%(5)	16.08	%(5)
Ratio of net investment income/(loss) to average net assets	(0.23	)%(5)	(0.09	)%(5)
Portfolio turnover rate(7)	62	%(6)	65	%(6)

(1)	The Fund commenced investment operations on June 8, 2020.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI PRUDENT GROWTH FUND

Financial Highlights (CONTINUED)

Contained below is per share operating performance data for Class I shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Six Months Ended February 28, 2021 (Unaudited)		FOR THE YEAR ENDED AUGUST 31, 2020(1)
Per Share Operating Performance
Net asset value, beginning of period	$10.60		$10.00
Net investment income/(loss)(2)	(0.02)		(0.03)
Net realized and unrealized gain/(loss) on investments(3)	0.23		0.63
Net increase/(decrease) in net assets resulting from operations	0.21		0.60
Dividends and distributions to shareholders from:
Net investment income	—		—
Net realized capital gains	—		—
Total dividends and distributions to shareholders	—		—
Net asset value, end of period	$10.81		$10.60
Total investment return/(loss)(4)	2.04	%(6)	6.00	%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,511		$6,408
Ratio of expenses to average net assets with waivers and reimbursements	1.70	%(5)	1.70	%(5)
Ratio of expenses to average net assets without waivers and reimbursements	1.49	%(5)	3.97	%(5)
Ratio of net investment income/(loss) to average net assets	(0.41	)%(5)	(1.08	)%(5)
Portfolio turnover rate(7)	59	%(6)	6	%(6)

(1)	The Fund commenced investment operations on June 8, 2020.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI PEAK GROWTH FUND

Financial Highlights (concluded)

Contained below is per share operating performance data for Class I shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Six Months Ended February 28, 2021 (Unaudited)		FOR THE YEAR ENDED AUGUST 31, 2020(1)
Per Share Operating Performance
Net asset value, beginning of period	$10.94		$10.00
Net investment income/(loss)(2)	(0.04)		(0.04)
Net realized and unrealized gain/(loss) on investments(3)	0.62		0.98
Net increase/(decrease) in net assets resulting from operations	0.58		0.94
Dividends and distributions to shareholders from:
Net investment income	—		—
Net realized capital gains	—		—
Total dividends and distributions to shareholders	—		—
Net asset value, end of period	$11.52		$10.94
Total investment return/(loss)(4)	5.30	%(6)	9.40	%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,439		$7,327
Ratio of expenses to average net assets with waivers and reimbursements	1.70	%(5)	1.70	%(5)
Ratio of expenses to average net assets without waivers and reimbursements	1.55	%(5)	3.52	%(5)
Ratio of net investment income/(loss) to average net assets	(0.78	)%(5)	(1.58	)%(5)
Portfolio turnover rate(7)	74	%(6)	5	%(6)

(1)	The Fund commenced investment operations on June 8, 2020.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements

February 28, 2021 (Unaudited)

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-six separate investment portfolios, including the SGI U.S. Large Cap Equity Fund, the SGI U.S. Small Cap Equity Fund, the SGI Global Equity Fund, the SGI Conservative Fund, the SGI Prudent Growth Fund and the SGI Peak Growth Fund (each a “Fund” and, collectively, the “Funds”). The SGI U.S. Large Cap Equity Fund and the SGI U.S. Small Cap Equity Fund commenced investment operations on February 29, 2012 and March 31, 2016, respectively. The SGI Conservative Fund, the SGI Prudent Growth Fund and the SGI Peak Growth Fund commenced investment operations on June 8, 2020.

The Dynamic U.S. Growth Fund (the “Predecessor Fund”), a series of Scotia Institutional Funds, transferred all of its assets and liabilities to the SGI Global Equity Fund in a tax-free reorganization (the “Reorganization”). The Reorganization occurred at the close of business on March 21, 2014. The Predecessor Fund commenced operations on March 31, 2009. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Effective January 3, 2017, Summit Global Investments, LLC (“Summit” or the “Adviser”) took over management of the Fund from its predecessor investment manager.

As of the end of the reporting period, the SGI U.S. Large Cap Equity Fund, the SGI U.S. Small Cap Equity Fund and the SGI Global Equity Fund all offer three classes of shares: Class I Shares, Class A Shares and Class C Shares; the SGI Conservative Fund, the SGI Prudent Growth Fund and the SGI Peak Growth Fund all offer one class of shares; Class I Shares. As of the end of the reporting period, Class A Shares and Class C Shares of the SGI Global Equity Fund were not yet operational.

RBB has authorized capital of one hundred billion shares of common stock of which 87.923 billion shares are currently classified into one hundred and ninety classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of the SGI U.S. Large Cap Equity Fund is to outperform the S&P 500® Index over a market cycle while reducing overall volatility. The investment objective of the SGI U.S. Small Cap Equity Fund is to outperform the Russell 2000® Index over a market cycle while reducing overall volatility. The investment objective of each of the SGI Global Equity Fund, the SGI Conservative Fund, the SGI Prudent Growth Fund and the SGI Peak Growth Fund is to seek long-term capital appreciation.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Funds is February 28, 2021, and the period covered by these Notes to Financial Statements is the six months ended February 28, 2021 (the “current fiscal period”).

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in Exchange-Traded Funds (“ETFs”) are valued at their last reported sale price. Investments in other open-end investment companies, if any, are valued

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

February 28, 2021 (Unaudited)

based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by The RBB Fund, Inc.’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing each Funds’ investments carried at fair value:

	Total	Level 1	Level 2	Level 3
SGI U.S. Large Cap Equity Fund
Common Stocks	$478,138,685	$478,138,685	$—	$—
Short-Term Investments	9,116,978	9,116,978	—	—
Total Investments*	$487,255,663	$487,255,663	$—	$—

SGI U.S. Small Cap Equity Fund
Common Stocks	$35,510,689	$35,510,689	$—	$—
Exchange-Traded Funds	486,625	486,625	—	—
Short-Term Investments	794,813	794,813	—	—
Total Investments*	$36,792,127	$36,792,127	$—	$—

SGI Global Equity Fund
Common Stocks	$90,897,806	$90,897,806	$—	$—
Short-Term Investments	1,702,897	1,702,897	—	—
Total Investments*	$92,600,703	$92,600,703	$—	$—

SGI CONSERVATIVE Fund
Exchange-Traded Funds	$1,335,537	$1,335,537	$—	$—
Mutual Funds	138,768	138,768	—	—
Short-Term Investments	36,398	36,398	—	—
Total Investments*	$1,510,703	$1,510,703	$—	$—

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

February 28, 2021 (Unaudited)

	Total	Level 1	Level 2	Level 3
SGI PRUDENT GROWTH Fund
Exchange-Traded Funds	$4,244,167	$4,244,167	$—	$—
Mutual Funds	4,180,035	4,180,035	—	—
Short-Term Investments	49,054	49,054	—	—
Total Investments*	$8,473,256	$8,473,256	$—	$—

SGI PEAK GROWTH FUND
Exchange-Traded Funds	$2,364,706	$2,364,706	$—	$—
Mutual Funds	6,459,258	6,459,258	—	—
Short-Term Investments	317,731	317,731	—	—
Total Investments*	$9,141,695	$9,141,695	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only if a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

February 28, 2021 (Unaudited)

the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. tax status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Coronavirus (COVID-19) pandemic — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Summit serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2021 for the SGI U.S. Large Cap Equity Fund, the SGI U.S. Small Cap Equity Fund, the SGI Global Equity Fund, the SGI Conservative Fund, the SGI Prudent Growth Fund and the SGI Peak Growth Fund and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after the Funds’ respective contractual limitation expiration dates.

FUND	ADVISORY FEE	EXPENSE CAPS
		CLASS I	CLASS A	CLASS C
SGI U.S. Large Cap Equity Fund	0.70%	0.98%	1.23%	1.98%
SGI U.S. Small Cap Equity Fund	0.95	1.23	1.48	2.23
SGI Global Equity Fund	0.70	0.84	1.09	1.84
SGI Conservative Fund	0.75	1.70	—	—

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

February 28, 2021 (Unaudited)

FUND	ADVISORY FEE	EXPENSE CAPS
		CLASS I	CLASS A	CLASS C
SGI Prudent Growth Fund	0.75%	1.70%	—%	—%
SGI Peak Growth Fund	0.75	1.70	—	—

If at any time a Fund’s total annual Fund operating expenses for a year are less than the relevant share class’ Expense Cap, the Adviser is entitled to recoup from the Fund the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such recoupment does not cause the Fund to exceed the relevant share class’ Expense Cap that was in effect at the time of the waiver or reimbursement.

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed and recoupments were as follows:

FUND	Gross Advisory Fees	Waivers AND/OR Reimbursements	RECOUPMENTS	Net Advisory Fees
SGI U.S. Large Cap Equity Fund	$1,878,440	$—		$1,878,440
SGI U.S. Small Cap Equity Fund	248,497	(13,476)	—	235,021
SGI Global Equity Fund	257,488	(21,881)	—	235,607
SGI Conservative Fund	4,891	(19,259)	—	(14,368)
SGI Prudent Growth Fund	28,955		8,231	37,186
SGI Peak Growth Fund	29,703		5,987	35,690

As of the end of the reporting period, the Funds had amounts available for recoupment by the Adviser as follows:

	EXPIRATION
FUND	August 31, 2022	August 31, 2023	August 31, 2024
SGI U.S. Small Cap Equity Fund	$61,230	$58,188	$13,476
SGI Global Equity Fund	54,073	50,894	21,881
SGI Conservative Fund	—	32,032	19,259
SGI Prudent Growth Fund	—	16,819	—
SGI Peak Growth Fund	—	14,355	—

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

February 28, 2021 (Unaudited)

The Board has adopted a Plan of Distribution (the “Plan”) for the Class A Shares and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from each Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and and up to 1.00% on an annualized basis of the average daily net assets of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in each Fund’s 12b-1 Plan.

3. DIRECTOR AND OFFICER Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

FUND	Purchases	Sales
SGI U.S. Large Cap Equity Fund	$179,869,367	$282,745,203
SGI U.S. Small Cap Equity Fund	33,281,695	51,150,582
SGI Global Equity Fund	63,824,691	27,766,924
SGI Conservative Fund	1,607,021	739,579
SGI Prudent Growth Fund	6,431,754	4,441,812
SGI Peak Growth Fund	7,035,457	5,714,773

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (continued)

February 28, 2021 (Unaudited)

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

FUND	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
SGI U.S. Large Cap Equity Fund	$455,593,150	$133,883,925	$(6,244,839)	$127,639,086
SGI U.S. Small Cap Equity Fund	45,065,419	6,564,834	(1,725,637)	4,839,197
SGI Global Equity Fund	51,030,049	8,342,635	(1,184,092)	7,158,543
SGI Conservative Fund	624,373	16,606	(17)	16,589
SGI Prudent Growth Fund	6,095,774	311,961	(6,640)	305,321
SGI Peak Growth Fund	6,664,167	599,212	(2,460)	596,752

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to timing differences related to wash sales and investments in PFICs.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds.

Permanent differences as of August 31, 2020, primarily attributable to Partnerships and Distribution in Excess for the SGI U.S. Small Cap Equity Fund and net operating losses for the SGI Peak Growth Fund, respectively, were reclassified among the following accounts:

	Distributable Earnings/(loss)	Paid-in Capital
SGI U.S. Small Cap Equity Fund	$89,829	$(89,829)
SGI Peak Growth Fund	2,283	(2,283)

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

FUND	Undistributed Ordinary Income	Capital Loss Carry Forward	Qualified late-year loss deferral	OTHER TEMPORARY DIFFERENCES	Unrealized Appreciation/ (Depreciation)
SGI U.S. Large Cap Equity Fund	$1,669,664	$—	$(13,830,924)	$—	$127,639,086
SGI U.S. Small Cap Equity Fund	—	(11,622,771)	—	—	4,839,197
SGI Global Equity Fund	139,771	—	(1,717,965)	—	7,158,543
SGI Conservative Fund	15,108	—	—	—	16,589
SGI Prudent Growth Fund	2,093	—	—	(12,353)	305,321
SGI Peak Growth Fund	—	—	—	(15,359)	596,752

The differences between the book and tax basis components of distributable earnings relate primarily to wash sales and investments in publicly traded partnerships.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (concluded)

February 28, 2021 (Unaudited)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2020 was as follows:

FUND		Ordinary Income	Long-Term Gains	Total
SGI U.S. Large Cap Equity Fund	2020	$7,409,283	$7,493,904	$14,903,187
SGI U.S. Small Cap Equity Fund	2020	502,870	—	502,870
SGI Global Equity Fund	2020	723,090	262,840	985,930

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2020, the SGI U.S. Small Cap Equity Fund had $8,157,115 of short-term and $3,465,656 of long-term capital loss carryovers, respectively.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2020, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2020. SGI U.S. Large Cap Equity Fund and SGI Global Equity Fund deferred qualified late-year losses of $13,830,924 and $1,717,965, respectively, which will be treated as arising on the first business day of the following fiscal year.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

SUMMIT GLOBAL INVESTMENTS

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (855) 744-8500 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

SUMMIT GLOBAL INVESTMENTS

Liquidity Risk Management Program (Unaudited)

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Funds. The Programs seek to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Adviser Program. The Adviser has delegated oversight of the Adviser Program to an employee of the Adviser, whose process of monitoring and determining the liquidity of each Fund’s investments is supported by one or more third-party vendors.

At meetings held during the fiscal period, the Board and its Investment and Liquidity Risk Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from June 1, 2019 to June 30, 2020 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of each Fund’s trading environment and reasonably anticipated trading size; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectus for more information regarding a Fund’s exposure to liquidity risk and other risks to which it may be subject.

Investment Adviser

Summit Global Investments, LLC
620 South Main Street
Bountiful, UT 84010

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

SGI-SAR21

(b) Not applicable

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive and Principal Financial Officers have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(3) Not applicable to open-end investment companies.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The RBB Fund, Inc.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date	4/30/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date	4/30/2021

By (Signature and Title)*	/s/ James Shaw
James Shaw, Treasurer
(principal financial officer)

Date	4/30/2021

*	Print the name and title of each signing officer under his or her signature.